                                                       -------------------------
                                                              OMB APPROVAL
                                                       -------------------------
                                                       OMB Number: 3235-0570
                                                       Expires: August 31, 2011
                                                       Estimated average burden
                                                       hours per response: 18.9
                                                       -------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number 811-07452

                          AIM Variable Insurance Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]             AIM V.I. BASIC BALANCED FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. BASIC BALANCED FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       years. In addition, we use bottom-up
                                                                                          strategies involving credit analysis and
For the fiscal year ended December 31, 2008, AIM V.I. Basic Balanced Fund, Excluding      selection of specific securities. By
variable product issuer charges, underperformed its broad market, style specific and      combining perspectives from both the
peer group indexes.                                                                       portfolio and the security level, we seek
                                                                                          to consistently add value over time while
   Drivers of performance were stock specific. We attribute the Fund's                    minimizing portfolio risk.
underperformance versus its indexes mainly to below-market returns from select equity
investments in the financials sector. Select equity investments in the consumer           MARKET CONDITIONS AND YOUR FUND
discretionary and financials sectors were among the largest positive contributors to
Fund performance during the year. The Fund's fixed income holdings also made a positive   Equity markets declined sharply during the
contribution to overall performance.                                                      fiscal year as the financial crisis
                                                                                          intensified and the global economy
   Your Fund's long-term performance appears later in this report.                        weakened. As painful as bear markets like
                                                                                          this are to live through, we believe they
FUND VS. INDEXES                                                                          can actually improve long term results
                                                                                          because of the extraordinary investment
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           opportunities they produce.
If variable product issuer charges were included, returns would be lower.
                                                                                             Financials was the worst performing
Series I Shares                                                                 -38.32%   sector of the equity market during the
Series II Shares                                                                -38.46    fiscal year as the credit crisis
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    intensified and a liquidity crisis
Custom Basic Balanced Index(square) (Style-Specific Index)                      -21.94    emerged. FANNIE MAE and AIG were among the
Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index(triangle)                   Fund's largest detractors during the year.
(Peer Group Index)                                                              -26.25    We understood the negative impact of
                                                                                          credit losses on both companies and
(triangle) Lipper Inc.; (square)Invesco Aim, Lipper Inc.                                  believed they had adequate financial
=======================================================================================   wherewithal to absorb the credit losses
                                                                                          that will persist for years. Ironically,
HOW WE INVEST                                   Since our application of this strategy    the credit losses remained within the
                                             is highly disciplined and relatively         range of our expectations. However, the
We seek to create wealth by maintaining a    unique, it is important to understand the    rapid loss of investor confidence and the
long-term investment horizon and investing   benefits and limitations of our process.     related liquidity crisis and public policy
in companies that are selling at a           First, the investment strategy is intended   response surprised us. In the end, the
significant discount to their estimated      to preserve your capital while growing it    valuation opportunity that was created by
intrinsic value -- a value that is based     at above-market rates over the long term.    the credit cycle was trumped by a
on the estimated future cash flows           Second, our investments have little in       liquidity crisis at AIG and the unintended
generated by the business. The Fund's        common with popular stock market indexes     consequences of government intervention at
philosophy is based on key elements that     and most of our peers. And third, the        Fannie Mae -- both events inherently
we believe have extensive empirical          Fund's short-term relative performance       unpredictable but lethal. We sold our
evidence:                                    will naturally be different than the stock   positions in these investments at
o  Company intrinsic values can be           market and peers and have little             substantial losses.
   reasonably estimated. Importantly, this   information value since we simply don't
   estimated fair business value is          own the same stocks.                            The Fund's fixed income holdings also
   independent of the company's stock                                                     declined during the year, and
   price.                                       Our fixed income portfolio investment     underperformed the Barclays Capital U.S.
                                             process is accomplished through the use of   Aggregate Bond Index. The underperformance
o  Market prices are more volatile than      top-down strategies involving duration       was mainly due to our exposure to
   business values, partly because           management, yield-curve position and         financial companies, including WACHOVIA
   investors regularly overreact to          sector allocation. Duration is the measure   and LEHMAN BROTHERS HOLDINGS. While our
   negative news.                            of a debt security's sensitivity to          exposure to Lehman and other financial
                                             interest rate changes, expressed in terms    bonds represented small positions, the
o  Long-term investment results are a        of                                           price declines of these bond issues were
   function of the level and growth of                                                    substantial. It took just days for Lehman
   business value in the portfolio.                                                       Brothers to move from an A rating to
==========================================   ==========================================   bankruptcy. Wachovia bonds, which were
                                                                                          A-rated at the time, also experienced
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      declines in 2008. But our losses in
By security type                                                                          Wachovia proved to be temporary as the
                                                                                          company was acquired by AA-rated Wells
Common Stocks & Other Equity                  1. United Health Group Inc.          3.6%   Fargo on December 31, 2008. We sold both
Interests                            62.8%    2. ASML Holding N.V.                 3.1    Wachovia and Lehman Brothers
Bond & Notes                         19.2     3. Robert Half International, Inc.   2.5
U.S. Government Sponsored                     4. Moody's Corp.                     2.4       With such extreme volatility in 2008,
Mortgage Backed Securities           11.5     5. JPMorgan Chase & Co.              2.2    we think it is important to remind our
Preferred Stocks                      4.8     6. Aetna Inc.                        2.1    shareholders of our commitment to a
Asset Backed Securities               1.8     7. Omnicom Group Inc.                2.0    portfolio of high quality, investment-
Municipal Obligations                 0.5     8. Pitney Bowes
U.S. Government Sponsored                        International Holdings Inc.       1.9
Agency Securities                     0.3     9. Home Depot, Inc. (The)            1.9
U.S. Treasury Securities              0.1    10. Target Corp.                      1.8
Money Market Funds Plus                      ==========================================
Other Assets Less Liabilities        (1.0)
==========================================   The Fund's holdings are subject to change,
Total Net Assets            $30.4 million    and there is no assurance that the Fund
Total Number of Holdings*             172    will continue to hold any particular
==========================================   security.

                                             *  Excluding money market fund holdings.

AIM V.I. BASIC BALANCED FUND

grade securities. The majority of our        opinion. While there is no assurance that                  R. CANON COLEMAN II
holdings are rated in the highest            market value will ever reflect our                         Chartered Financial Analyst,
categories of A, AA, or AAA and all          estimate of the portfolio's intrinsic          [COLEMAN    portfolio manager, is
fixed-income securities must be              value, we believe the large gap between          PHOTO]    manager of AIM V.I. Basic
investment-grade at the time of purchase.    price and estimated value may stack the                    Balanced Fund. He earned a
                                             odds in favor of above-average capital                     B.S. and an M.S. in
CONTEXT FOR RESULTS                          appreciation once capital markets            accounting from the University of Florida.
                                             normalize.                                   He also earned an M.B.A. from the Wharton
It's important to remember that what many                                                 School at the University of Pennsylvania.
now consider to be great historic buying     IN CLOSING
opportunities were at the time quite                                                                    MATTHEW SEINSHEIMER
frightening events, and in economic terms,   While we are disappointed with our results                 Chartered Financial Analyst,
many of those episodes seemed far more       in 2008, we are also excited about the       [SEINSHEIMER  senior portfolio manager, is
threatening than our current situation.      opportunities the current crisis has            PHOTO]     manager of AIM V.I. Basic
History and common sense indicate this       created. As we have pointed out many                       Balanced Fund. He earned a
crisis will pass, and we believe it will     times, the distinctive nature of our                       B.B.A. in finance from
prove to be a historic buying opportunity    strategy will naturally produce results      Southern Methodist University and an
for U.S. stocks. The timing and level of     that are either above or below the market    M.B.A. from The University of Texas at
any market bottom is uncertain, but we       in the short term. We understand it can be   Austin.
believe the absolute return opportunity      distressing to shareholders when results
from recent year-end levels will prove       lag the market as they have this year. We                  MICHAEL SIMON
compelling.                                  do not have any special insight into the                   Chartered Financial Analyst,
                                             magnitude or duration of this bear market,      [SIMON     senior portfolio manager, is
   The current bear market represents one    but historically, valuation opportunities       PHOTO]     manager of AIM V.I. Basic
of the three greatest declines in the past   of this magnitude have not lasted for very                 Balanced Fund. He earned a
60 years.(1) Following the 2000 to 2002      long. Ironically, part of our 2008                         B.B.A. in finance from Texas
Nasdaq decline, investors learned what a     underperformance was due to our efforts to   Christian University and an M.B.A. from
permanent loss of capital looks and feels    capitalize on this opportunity should it     the University of Chicago.
like. While the Nasdaq remains about 69%     have proved short lived. Regardless of
below its 2000 peak,(2) our losses during    duration, our process was designed to                      CYNTHIA BRIEN
the 2000-2002 bear market proved temporary   exploit just such a period, and we believe                 Chartered Financial Analyst,
as a new high was achieved in 2004.          patient shareholders may reap the benefits      [BRIEN     portfolio manager, is
                                             of recent investments as most of these          PHOTO]     manager of AIM V.I. Basic
   What's the reason for the different       loses may again prove temporary.                           Balanced Fund. She earned a
experience? Our strategy emphasizes                                                                     B.B.A from The University of
fundamental business value and this value    (1) The Leuthold Group LLC                   Texas at Austin. She joined the team on
grew from 2000 to 2002 despite a recession   (2) Bloomberg L.P.                           Jan. 14, 2009, after the close of the
and the bear market in stock prices. Once                                                 reporting period.
the market environment improved, prices      The views and opinions expressed in
reverted to fundamental value. We see a      management's discussion of Fund                            CHUCK BURGE
similar situation unfolding in this bear     performance are those of Invesco Aim                       Senior portfolio manager, is
market. Our estimate of portfolio            Advisors, Inc. These views and opinions         [BURGE     manager of AIM V.I. Basic
intrinsic value is marginally higher today   are subject to change at any time based on      PHOTO]     Balanced Fund. Mr. Burge
than in 2007, yet the market price of the    factors such as market and economic                        earned a B.S. in economics
portfolio has declined by about 40%.         conditions. These views and opinions may                   from Texas A&M University
                                             not be relied upon as investment advice or   and an M.B.A. in finance and accounting
PORTFOLIO ASSESSMENT                         recommendations, or as an offer for a        from Rice University. He joined the team
                                             particular security. The information is      on Jan. 14, 2009, after the close of the
We believe the single most important         not a complete analysis of every aspect of   reporting period.
indicator of the way AIM V.I. Basic          any market, country, industry, security or
Balanced Fund is positioned for potential    the Fund. Statements of fact are from        BRENDAN GAU left the team on Jan. 14,
future success is not our historical         sources considered reliable, but Invesco     2009, after the close of the reporting
investment results or popular statistical    Aim Advisors, Inc. makes no representation   period.
measures, but rather the difference          or warranty as to their completeness or
between current market prices and the        accuracy. Although historical performance    MARK GILLEY left the team on Jan. 14,
portfolio's estimated intrinsic value --     is no guarantee of future results, these     2009, after the close of the reporting
the aggregate business value of the          insights may help you understand our         period.
portfolio based on our estimate of           investment management philosophy.
intrinsic value for each individual                                                       Assisted by the Basic Value Team
holding. During the year, we believe the     See important Fund and index disclosures
estimated intrinsic value of the portfolio   later in this report.
grew despite permanent losses in some of
our financials investments.                                BRET STANLEY
                                                           Chartered Financial Analyst,
   At the close of the year, the               [STANLEY    senior portfolio manager, is
difference between the market price and          PHOTO]    lead manager of AIM V.I.
the estimated intrinsic value of the                       Basic Balanced Fund. He
portfolio was near record levels and                       earned a B.B.A. in finance
produced one of the most favorable capital   from The University of Texas at Austin and
appreciation opportunities in the Fund's     an M.S. in finance from the University of
history, in our                              Houston.

AIM V.I. BASIC BALANCED FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 CURRENT PERFORMANCE MAY BE LOWER OR          VARIABLE PRODUCTS. YOU CANNOT PURCHASE
As of 12/31/08                               HIGHER. PLEASE CONTACT YOUR VARIABLE         SHARES OF THE FUND DIRECTLY. PERFORMANCE
                                             PRODUCT ISSUER OR FINANCIAL ADVISOR FOR      FIGURES GIVEN REPRESENT THE FUND AND ARE
SERIES I SHARES                              THE MOST RECENT MONTH-END VARIABLE PRODUCT   NOT INTENDED TO REFLECT ACTUAL VARIABLE
Inception (5/1/98)                  -1.29%   PERFORMANCE. PERFORMANCE FIGURES REFLECT     PRODUCT VALUES. THEY DO NOT REFLECT SALES
10 Years                            -2.57    FUND EXPENSES, REINVESTED DISTRIBUTIONS      CHARGES, EXPENSES AND FEES ASSESSED IN
 5 Years                            -4.63    AND CHANGES IN NET ASSET VALUE. INVESTMENT   CONNECTION WITH A VARIABLE PRODUCT. SALES
 1 Year                            -38.32    RETURN AND PRINCIPAL VALUE WILL FLUCTUATE    CHARGES, EXPENSES AND FEES, WHICH ARE
                                             SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                             YOU SELL SHARES.                             ISSUERS, WILL VARY AND WILL LOWER THE
10 Years                            -2.81                                                 TOTAL RETURN.
 5 Years                            -4.87       THE NET ANNUAL FUND OPERATING EXPENSE
 1 Year                            -38.46    RATIO SET FORTH IN THE MOST RECENT FUND         THE MOST RECENT MONTH-END PERFORMANCE
==========================================   PROSPECTUS AS OF THE DATE OF THIS REPORT     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
                                             FOR SERIES I AND SERIES II SHARES WAS        PRODUCT CHARGES, IS AVAILABLE ON THE
SERIES II SHARES' INCEPTION DATE IS          0.91% AND 1.16%, RESPECTIVELY.(1, 2) THE     INVESCO AIM AUTOMATED INFORMATION LINE,
JANUARY 24, 2002. RETURNS SINCE THAT DATE    TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    866 702 4402. AS MENTIONED ABOVE, FOR THE
ARE HISTORICAL. ALL OTHER RETURNS ARE THE    SET FORTH IN THE MOST RECENT FUND            MOST RECENT MONTH-END PERFORMANCE
BLENDED RETURNS OF THE HISTORICAL            PROSPECTUS AS OF THE DATE OF THIS REPORT     INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
PERFORMANCE OF SERIES II SHARES SINCE        FOR SERIES I AND SERIES II SHARES WAS        CONTACT YOUR VARIABLE PRODUCT ISSUER OR
THEIR INCEPTION AND THE RESTATED             1.18% AND 1.43%, RESPECTIVELY. THE EXPENSE   FINANCIAL ADVISOR.
HISTORICAL PERFORMANCE OF SERIES I SHARES    RATIOS PRESENTED ABOVE MAY VARY FROM THE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    EXPENSE RATIOS PRESENTED IN OTHER SECTIONS      HAD THE ADVISOR NOT WAIVED FEES AND/OR
II SHARES) ADJUSTED TO REFLECT THE RULE      OF THIS REPORT THAT ARE BASED ON EXPENSES    EXPENSES, RETURNS WOULD HAVE BEEN LOWER.
12B-1 FEES APPLICABLE TO SERIES II SHARES.   INCURRED DURING THE PERIOD COVERED BY THIS
THE INCEPTION DATE OF SERIES I SHARES IS     REPORT.                                      (1) Total annual operating expenses less
MAY 1, 1998. THE PERFORMANCE OF THE FUND'S                                                    contractual advisory fee waivers by
SERIES I AND SERIES II SHARE CLASSES WILL       AIM V.I. BASIC BALANCED FUND, A SERIES        the advisor in effect through at least
DIFFER PRIMARILY DUE TO DIFFERENT CLASS      PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,       December 31, 2009. See current
EXPENSES.                                    IS CURRENTLY OFFERED THROUGH INSURANCE           prospectus for more information.
                                             COMPANIES ISSUING
   THE PERFORMANCE DATA QUOTED REPRESENT                                                  (2) Total annual operating expenses less
PAST PERFORMANCE AND CANNOT GUARANTEE                                                         any contractual fee waivers and/or
COMPARABLE FUTURE RESULTS;                                                                    expense reimbursements by the advisor
                                                                                              in effect through at least April 30,
                                                                                              2010. See current prospectus for more
                                                                                              information.

====================================================================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Index data from 4/30/98, Fund data from 5/1/98

                                                                     Lipper VUF
           AIM V.I. Basic                          Custom        Mixed-Asset Target
           Balanced Fund-                      Basic Balanced   Allocation Moderate
  Date    Series I Shares   S&P 500 Index(2)     Index(1, 2)       Funds Index(2)
-------   ---------------   ----------------   --------------   -------------------
4/30/98                          $10000            $10000             $10000
   5/98       $ 9910               9828              9949               9888
   6/98        10150              10227             10059              10051
   7/98        10110              10119              9962               9919
   8/98         9681               8657              9137               8980
   9/98        10031               9212              9537               9306
  10/98        10381               9960              9961               9728
  11/98        10751              10564             10262              10090
  12/98        11303              11172             10484              10363
   1/99        11617              11639             10564              10500
   2/99        11221              11278             10400              10237
   3/99        11678              11729             10552              10467
   4/99        11830              12183             11157              10828
   5/99        11606              11895             11044              10658
   6/99        11942              12554             11222              10950
   7/99        11759              12164             11006              10748
   8/99        11647              12103             10759              10647
   9/99        11658              11772             10583              10559
  10/99        12195              12517             10965              10934
  11/99        12632              12771             10913              11027
  12/99        13484              13522             10923              11421
   1/00        13329              12843             10695              11117
   2/00        14022              12600             10270              11071
   3/00        14250              13832             11076              11712
   4/00        13453              13416             10986              11484
   5/00        12926              13141             11053              11329
   6/00        13732              13464             10842              11527
   7/00        13639              13254             10963              11481
   8/00        14445              14077             11392              11951
   9/00        13948              13334             11484              11636
  10/00        13700              13277             11684              11617
  11/00        12604              12231             11500              11116
  12/00        12916              12291             11932              11321
   1/01        13310              12727             12037              11581
   2/01        12357              11567             11878              10978
   3/01        11726              10835             11650              10562
   4/01        12326              11676             11973              11073
   5/01        12326              11755             12164              11137
   6/01        12025              11469             12020              10940
   7/01        11911              11356             12113              10894
   8/01        11311              10646             11877              10513
   9/01        10586               9786             11431               9980
  10/01        10958               9973             11467              10217
  11/01        11403              10738             11804              10636
  12/01        11440              10832             11941              10717
   1/02        11187              10674             11924              10616
   2/02        11008              10468             11982              10510
   3/02        11261              10861             12243              10722
   4/02        10839              10203             12086              10418
   5/02        10723              10128             12163              10406
   6/02        10164               9407             11786               9896
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                    [MOUNTAIN CHART]

   7/02         9564               8674             11185               9438
   8/02         9637               8731             11312               9564
   9/02         9110               7783             10631               9039
  10/02         9469               8467             11084               9424
  11/02         9754               8965             11501               9765
  12/02         9485               8439             11297               9487
   1/03         9323               8218             11137               9346
   2/03         9247               8095             11020               9317
   3/03         9268               8173             11028               9370
   4/03         9723               8846             11647               9845
   5/03        10146               9311             12185              10254
   6/03        10190               9430             12266              10322
   7/03        10146               9597             12211              10276
   8/03        10320               9784             12358              10432
   9/03        10276               9680             12416              10458
  10/03        10624              10227             12826              10763
  11/03        10711              10317             12943              10841
  12/03        11038              10858             13474              11224
   1/04        11236              11057             13659              11378
   2/04        11458              11211             13894              11525
   3/04        11436              11042             13862              11459
   4/04        11192              10868             13515              11233
   5/04        11192              11017             13576              11276
   6/04        11435              11231             13799              11459
   7/04        11004              10860             13737              11255
   8/04        11026              10903             13959              11361
   9/04        11092              11021             14104              11470
  10/04        11181              11190             14292              11608
  11/04        11545              11642             14680              11910
  12/04        11867              12038             15029              12216
   1/05        11756              11745             14906              12064
   2/05        11879              11992             15167              12200
   3/05        11768              11780             15011              12037
   4/05        11689              11557             14931              11902
   5/05        11868              11924             15211              12188
   6/05        11969              11941             15345              12311
   7/05        12159              12385             15555              12552
   8/05        12080              12272             15594              12530
   9/05        12114              12371             15661              12551
  10/05        11968              12165             15373              12374
  11/05        12294              12625             15704              12618
  12/05        12495              12629             15820              12727
   1/06        12780              12964             16189              13015
   2/06        12769              12999             16269              13036
   3/06        12917              13160             16338              13119
   4/06        12997              13337             16575              13233
   5/06        12724              12954             16317              12972
   6/06        12622              12971             16393              12979
   7/06        12713              13051             16721              13085
   8/06        12884              13361             16991              13328
   9/06        13133              13705             17254              13523
  10/06        13429              14151             17639              13818
  11/06        13566              14420             17962              14068
  12/06        13816              14622             18162              14179
   1/07        13966              14843             18299              14328
   2/07        13874              14554             18240              14302
   3/07        13978              14716             18410              14397
   4/07        14407              15368             18858              14762
   5/07        14731              15904             19209              15024
   6/07        14639              15640             18917              14874
   7/07        14268              15155             18455              14619
   8/07        14349              15382             18669              14735
   9/07        14407              15957             19111              15123
  10/07        14720              16211             19181              15377
  11/07        14244              15533             18756              15024
  12/07        14120              15425             18669              14979
   1/08        13630              14500             18345              14549
====================================================================================================================================

====================================================================================================================================
                                    [MOUNTAIN CHART]

   2/08        13247              14029             17898              14339
   3/08        12924              13969             17842              14215
   4/08        13475              14649             18348              14677
   5/08        13499              14838             18277              14808
   6/08        12435              13589             17222              14114
   7/08        12471              13474             17179              13903
   8/08        12638              13669             17419              13972
   9/08        11024              12453             16557              12842
  10/08         9243              10362             14681              11270
  11/08         8550               9618             14241              10694
  12/08         8708               9719             14572              11046
====================================================================================================================================

AIM V.I. BASIC BALANCED FUND

AIM V.I. BASIC BALANCED FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     U.S. Aggregate Index. The Russell            OTHER INFORMATION
                                             1000--REGISTERED TRADEMARK-- Value Index
The values of convertible securities in      measures the performance of those Russell    The Chartered Financial
which the Fund invests may be affected by    1000 companies with lower price-to-book      Analyst--REGISTERED TRADEMARK--
market interest rates, the risk that the     ratios and lower forecasted growth values.   (CFA--REGISTERED TRADEMARK--) designation
issuer may default on interest or            The Russell 1000 --REGISTERED TRADEMARK--    is a globally recognized standard for
principal payments, and the value of the     Value Index is a trademark/service mark of   measuring the competence and integrity of
underlying common stock into which these     the Frank Russell Company.                   investment professionals.
securities may be converted.                 Russell--REGISTERED TRADEMARK-- is a
                                             trademark of the Frank Russell Company.         The returns shown in management's
   Prices of equity securities change in     The Barclays Capital U.S. Aggregate Index    discussion of Fund performance are based
response to many factors, including the      covers U.S. investment-grade fixed-rate      on net asset values calculated for
historical and prospective earnings of the   bonds with components for government and     shareholder transactions. Generally
issuer, the value of its assets, general     corporate securities, mortgage               accepted accounting principles require
economic conditions, interest rates,         pass-throughs, and asset-backed              adjustments to be made to the net assets
investor perceptions and market liquidity.   securities.                                  of the Fund at period end for financial
                                                                                          reporting purposes, and as such, the net
   Foreign securities have additional           The NATIONAL ASSOCIATION OF SECURITIES    asset values for shareholder transactions
risks, including exchange rate changes,      DEALERS AUTOMATED QUOTATION SYSTEM           and the returns based on those net asset
political and economic upheaval, relative    COMPOSITE INDEX (the Nasdaq) is a            values may differ from the net asset
lack of information, relatively low market   price-only, market-value-weighted index      values and returns reported in the
liquidity, and the potential lack of         comprising all domestic and non-U.S.-based   Financial Highlights. Additionally, the
strict financial and accounting controls     common stocks listed on the Nasdaq system.   returns and net asset values shown
and standards.                                                                            throughout this report are at the Fund
                                                The BARCLAYS CAPITAL U.S. AGGREGATE       level only and do not include variable
   The Fund may use enhanced investment      INDEX covers U.S. investment-grade           product issuer charges. If such charges
techniques such as leveraging and            fixed-rate bonds with components for         were included, the total returns would be
derivatives. Leveraging entails risks such   government and corporate securities,         lower.
as magnifying changes in the value of the    mortgage pass-throughs, and asset-backed
portfolio's securities. Derivatives are      securities.                                     Industry classifications used in this
subject to counterparty risk-the risk                                                     report are generally according to the
that the other party will not complete the      LIPPER VUF MIXED-ASSET TARGET             Global Industry Classification Standard,
transaction with the Fund.                   ALLOCATION MODERATE FUNDS INDEX is an        which was developed by and is the
                                             equally weighted representation of the       exclusive property and a service mark of
   There is no guarantee that the            largest variable insurance underlying        MSCI Inc. and Standard & Poor's.
investment techniques and risk analysis      funds in the Lipper Mixed-Asset Target
used by the Fund's portfolio managers will   Allocation Moderate Funds category. These
produce the desired results.                 funds, by portfolio practice, maintain a
                                             mix of between 40%-60% equity securities,
   The prices of securities held by the      with the remainder invested in bonds,
Fund may decline in response to market       cash, and cash equivalents.
risks.
                                                The Fund is not managed to track the
ABOUT INDEXES USED IN THIS REPORT            performance of any particular index,
                                             including the indexes defined here, and
The S&P 500-REGISTERED TRADEMARK-- INDEX     consequently, the performance of the Fund
is a market capitalization-weighted index    may deviate significantly from the
covering all major areas of the U.S.         performance of the indexes.
economy. It is not the 500 largest
companies, but rather the most widely held      A direct investment cannot be made in
500 companies chosen with respect to         an index. Unless otherwise indicated,
market size, liquidity, and their            index results include reinvested
industry.                                    dividends, and they do not reflect sales
                                             charges or fund expenses.
   The CUSTOM BASIC BALANCED INDEX is an
index created by Invesco Aim Advisors,
Inc. to benchmark the fund. The index
consists of the following indexes: 60%
Russell 1000--REGISTERED TRADEMARK--
Value Index and 40% Barclays Capital

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-62.76%

ADVERTISING-3.14%

Interpublic Group of Cos., Inc. (The)(b)                 83,884    $   332,181
------------------------------------------------------------------------------
Omnicom Group Inc.                                       23,120        622,390
==============================================================================
                                                                       954,571
==============================================================================


AEROSPACE & DEFENSE-0.26%

Honeywell International Inc.                              2,404         78,923
==============================================================================


APPAREL RETAIL-0.75%

Gap, Inc. (The)                                          17,124        229,290
==============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.11%

State Street Corp.                                        8,556        336,507
==============================================================================


BREWERS-1.80%

Molson Coors Brewing Co.-Class B                         11,178        546,828
==============================================================================


COMMUNICATIONS EQUIPMENT-1.05%

Nokia Oyj-ADR (Finland)                                  20,512        319,987
==============================================================================


COMPUTER HARDWARE-1.77%

Dell Inc.(b)                                             52,406        536,637
==============================================================================


CONSTRUCTION MATERIALS-1.14%

Cemex S.A.B. de C.V.-ADR (Mexico)(b)                     37,769        345,209
==============================================================================


CONSUMER FINANCE-2.86%

American Express Co.                                     23,897        443,289
------------------------------------------------------------------------------
SLM Corp.(b)                                             48,030        427,467
==============================================================================
                                                                       870,756
==============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-0.98%

Western Union Co.                                        20,873        299,319
==============================================================================


DEPARTMENT STORES-1.60%

Kohl's Corp.(b)                                          13,430        486,166
==============================================================================


DIVERSIFIED CAPITAL MARKETS-1.24%

UBS AG (Switzerland)(b)                                  26,402        377,549
==============================================================================


EDUCATION SERVICES-1.00%

Apollo Group Inc.-Class A(b)                              3,980        304,948
==============================================================================


ELECTRONIC MANUFACTURING SERVICES-0.45%

Tyco Electronics Ltd.                                     8,489        137,607
==============================================================================


GENERAL MERCHANDISE STORES-1.81%

Target Corp.                                             15,966        551,306
==============================================================================
HEALTH CARE DISTRIBUTORS-0.82%

Cardinal Health, Inc.                                     7,205        248,356
==============================================================================


HEALTH CARE EQUIPMENT-1.11%

Baxter International Inc.                                 6,306        337,939
==============================================================================


HOME IMPROVEMENT RETAIL-1.87%

Home Depot, Inc. (The)                                   24,689        568,341
==============================================================================


HOUSEHOLD APPLIANCES-1.07%

Whirlpool Corp.                                           7,900        326,665
==============================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-2.49%

Robert Half International, Inc.                          36,370        757,223
==============================================================================


INDUSTRIAL CONGLOMERATES-1.69%

General Electric Co.                                     13,561        219,688
------------------------------------------------------------------------------
Tyco International Ltd.                                  13,655        294,948
==============================================================================
                                                                       514,636
==============================================================================


INDUSTRIAL MACHINERY-1.80%

Illinois Tool Works Inc.                                 15,641        548,217
==============================================================================


INVESTMENT BANKING & BROKERAGE-2.06%

Merrill Lynch & Co., Inc.                                17,913        208,507
------------------------------------------------------------------------------
Morgan Stanley                                           26,075        418,243
==============================================================================
                                                                       626,750
==============================================================================


MANAGED HEALTH CARE-5.74%

Aetna Inc.                                               22,853        651,310
------------------------------------------------------------------------------
UnitedHealth Group Inc.                                  41,158      1,094,803
==============================================================================
                                                                     1,746,113
==============================================================================


MOVIES & ENTERTAINMENT-0.76%

Walt Disney Co. (The)                                    10,132        229,895
==============================================================================


OIL & GAS DRILLING-0.29%

Transocean Ltd. (Switzerland)(b)                          1,892         89,397
==============================================================================


OIL & GAS EQUIPMENT & SERVICES-1.90%

Halliburton Co.                                          15,791        287,080
------------------------------------------------------------------------------
Schlumberger Ltd.                                         6,850        289,961
==============================================================================
                                                                       577,041
==============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-3.98%

Bank of America Corp.                                    11,166        157,217
------------------------------------------------------------------------------
Citigroup Inc.                                           58,199        390,516
------------------------------------------------------------------------------
JPMorgan Chase & Co.                                     21,059        663,990
==============================================================================
                                                                     1,211,723
==============================================================================


PACKAGED FOODS & MEATS-0.90%

Unilever N.V. (Netherlands)                              11,289        274,862
==============================================================================


PHARMACEUTICALS-1.58%

Sanofi-Aventis (France)                                   7,523        480,136
==============================================================================


PROPERTY & CASUALTY INSURANCE-0.69%

XL Capital Ltd.-Class A                                  56,628        209,524
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC BALANCED FUND

                                                       SHARES         VALUE
------------------------------------------------------------------------------
PUBLISHING-1.39%

McGraw-Hill Cos., Inc. (The)                             18,262    $   423,496
==============================================================================


REGIONAL BANKS-0.64%

Fifth Third Bancorp                                      23,678        195,580
==============================================================================


SEMICONDUCTOR EQUIPMENT-4.68%

ASML Holding N.V. (Netherlands)                          52,216        936,325
------------------------------------------------------------------------------
KLA-Tencor Corp.                                         22,364        487,312
==============================================================================
                                                                     1,423,637
==============================================================================


SEMICONDUCTORS-1.31%

Maxim Integrated Products, Inc.(b)                       34,777        397,153
==============================================================================


SPECIALIZED FINANCE-2.41%

Moody's Corp.                                            36,542        734,129
==============================================================================


SYSTEMS SOFTWARE-2.62%

CA Inc.                                                  22,795        422,391
------------------------------------------------------------------------------
Microsoft Corp.                                          19,286        374,920
==============================================================================
                                                                       797,311
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $28,181,158)                                           19,093,727
==============================================================================


                                                      PRINCIPAL
                                                       AMOUNT

BONDS & NOTES-19.17%

AEROSPACE & DEFENSE-0.42%

Systems 2001 Asset Trust LLC (United
  Kingdom)-Series 2001, Class G, Jr. Sec. Gtd.
  Notes, (INS-MBIA Insurance Corp.) 6.66%,
  09/15/13(c)(d)                                     $  128,421        127,137
==============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.06%

Bank of New York Institutional Capital
  Trust-Series A, Jr. Sub. Trust Pfd. Capital
  Securities, 7.78%, 12/01/26(d)                        350,000        323,622
==============================================================================


BROADCASTING-1.05%

Cox Enterprises, Inc., Sr. Unsec. Notes, 7.88%,
  09/15/10(d)                                            35,000         33,914
------------------------------------------------------------------------------
Time Warner Entertainment Co. L.P., Sr. Unsec.
  Gtd. Notes, 10.15%, 05/01/12                          280,000        286,476
==============================================================================
                                                                       320,390
==============================================================================


CABLE & SATELLITE-0.45%

Comcast Holdings Corp., Sr. Gtd. Sub. Notes,
  10.63%, 07/15/12                                      130,000        135,885
==============================================================================


CONSUMER FINANCE-0.19%

American Express Credit Corp.-Series C, Sr. Unsec.
  Floating Rate Medium-Term Notes, 1.87%,
  05/27/10(e)                                            40,000         37,121
------------------------------------------------------------------------------
Capital One Capital III, Jr. Unsec. Gtd. Sub.
  Notes, 7.69%, 08/15/36                                 50,000         21,250
==============================================================================
                                                                        58,371
==============================================================================


DEPARTMENT STORES-0.69%

Macys Retail Holdings Inc., Sr. Unsec. Gtd. Notes,
  6.30%, 04/01/09                                       215,000        211,184
==============================================================================


DIVERSIFIED BANKS-1.65%

Bangkok Bank PCL (Hong Kong), Unsec. Sub. Notes,
  9.03%, 03/15/29 (Acquired 04/22/05; Cost
  $75,121)(d)                                            60,000         49,512
------------------------------------------------------------------------------
BankAmerica Institutional-Series A, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Capital Securities, 8.07%,
  12/31/26(d)                                           100,000         78,898
------------------------------------------------------------------------------
BBVA International Preferred S.A. Unipersonal
  (Spain), Jr. Unsec. Gtd. Sub. Notes, 5.92%(f)         140,000         56,549
------------------------------------------------------------------------------
Centura Capital Trust I, Jr. Gtd. Sub. Trust Pfd.
  Capital Securities, 8.85%, 06/01/27(d)                 50,000         52,211
------------------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.13%(e)(f)                                           130,000         69,659
------------------------------------------------------------------------------
Mizuho Financial Group Cayman Ltd. (Cayman
  Islands), Jr. Unsec. Gtd. Sub. Second Tier Euro
  Bonds, 8.38%(f)                                        30,000         28,708
------------------------------------------------------------------------------
National Bank of Canada (Canada), Unsec. Sub.
  Floating Rate Euro Deb., 3.31%, 08/29/87(e)            60,000         31,500
------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Sr. Unsec. Sub. Floating Rate
  Euro Notes, 3.31%(e)(f)                               100,000         51,161
------------------------------------------------------------------------------
RBS Capital Trust III, Unsec. Gtd. Sub. Trust Pfd.
  Global Notes, 5.51%(f)                                 60,000         25,931
------------------------------------------------------------------------------
Sovereign Bancorp Inc., Sr. Unsec. Floating Rate
  Global Notes, 2.46%, 03/01/09(e)                       60,000         58,297
==============================================================================
                                                                       502,426
==============================================================================


DIVERSIFIED METALS & MINING-0.10%

Reynolds Metals Co., Sr. Unsec. Unsub. Medium-Term
  Notes, 7.00%, 05/15/09                                 29,000         29,472
==============================================================================


HOMEBUILDING-0.54%

D.R. Horton Inc., Sr. Unsec. Gtd. Unsub. Notes,
  5.00%, 01/15/09                                       165,000        164,629
==============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-1.39%

Southwestern Bell Telephone L.P., Sr. Unsec. Gtd.
  Unsub. Notes, 7.20%, 10/15/26                         110,000        103,040
------------------------------------------------------------------------------
Verizon New York Inc., Sr. Unsec. Bonds, 7.00%,
  12/01/33                                               90,000         70,349
------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Sr. Unsec. Global
  Bonds, 4.63%, 03/15/13                                170,000        154,177
------------------------------------------------------------------------------
Windstream Georgia Communications Corp., Sr.
  Unsec. Deb., 6.50%, 11/15/13                           98,000         95,067
==============================================================================
                                                                       422,633
==============================================================================


INTERNET RETAIL-0.14%

Expedia, Inc., Sr. Unsec. Gtd. Putable Global
  Notes, 7.46%, 08/15/13                                 60,000         43,800
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC BALANCED FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-1.96%

Bear Stearns Cos. Inc. (The), Sr. Unsec. Unsub.
  Floating Rate Notes, 4.90%, 07/19/10(e)            $  180,000    $   170,744
------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global
  Notes, 6.15%, 04/01/18                                 30,000         28,362
------------------------------------------------------------------------------
Jefferies Group, Inc.,
  Sr. Unsec. Notes, 5.88%, 06/08/14                     230,000        189,553
------------------------------------------------------------------------------
  6.45%, 06/08/27                                        50,000         31,111
------------------------------------------------------------------------------
Merrill Lynch & Co. Inc., Sr. Unsec. Medium-Term
  Notes, 6.88%, 04/25/18                                 85,000         89,766
------------------------------------------------------------------------------
Morgan Stanley-Series F, Sr. Unsec. Medium-Term
  Global Notes, 5.95%, 12/28/17                         100,000         85,430
==============================================================================
                                                                       594,966
==============================================================================


LIFE & HEALTH INSURANCE-0.71%

Prudential Financial, Inc., Jr. Unsec. Sub. Global
  Notes, 8.88%, 06/15/38                                 70,000         45,284
------------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Sr. Sec. Bonds,
  (INS-Financial Security Assurance Inc.) 7.25%,
  12/18/23(c)(d)                                        190,000        169,506
==============================================================================
                                                                       214,790
==============================================================================


MORTGAGE BACKED SECURITIES-0.50%

U.S. Bank N.A., Sr. Unsec. Medium-Term Global
  Notes, 5.92%, 05/25/12                                142,782        150,435
==============================================================================


MOVIES & ENTERTAINMENT-0.10%

Time Warner Cable, Inc., Sr. Unsec. Gtd. Global
  Notes, 6.75%, 07/01/18                                 30,000         28,943
==============================================================================


MULTI-LINE INSURANCE-0.07%

Liberty Mutual Group, Inc., Jr. Gtd. Sub. Notes,
  10.75%, 06/15/58(d)                                    45,000         22,330
==============================================================================


MULTI-SECTOR HOLDINGS-0.28%

Capmark Financial Group, Inc., Sr. Unsec. Gtd.
  Floating Rate Global Notes, 3.04%, 05/10/10(e)        170,000         86,063
==============================================================================


MULTI-UTILITIES-0.43%

Dominion Resources Capital Trust I, Jr. Unsec.
  Gtd. Sub. Trust Pfd. Capital Securities, 7.83%,
  12/01/27                                              140,000        129,838
==============================================================================


OFFICE ELECTRONICS-0.13%

Xerox Corp., Sr. Unsec. Notes, 5.65%, 05/15/13           50,000         39,582
==============================================================================


OIL & GAS REFINING & MARKETING-0.13%

Western Power Distribution Holdings Ltd. (United
  Kingdom), Sr. Unsec. Unsub. Notes, 7.38%,
  12/15/28(d)                                            50,000         39,816
==============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.27%

BankAmerica Capital III, Jr. Unsec. Gtd. Sub.
  Floating Rate Trust Pfd. Capital Securities,
  5.32%, 01/15/27(e)                                    137,000         73,781
------------------------------------------------------------------------------
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.75%,
  05/01/13                                               65,000         65,440
------------------------------------------------------------------------------
Lazard Group LLC, Sr. Unsec. Global Notes, 6.85%,
  06/15/17                                               70,000         44,492
------------------------------------------------------------------------------
Old Mutual Capital Funding L.P. (United Kingdom),
  Unsec. Gtd. Sub. Euro Bonds, 8.00%(f)                 130,000         53,462
------------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-Series 1999-2, Class
  A1, Sr. Unsec. Global Bonds, 9.69%, 08/15/09           84,000         84,624
------------------------------------------------------------------------------
Regional Diversified Funding, Sr. Notes, 9.25%,
  03/15/30 (Acquired 09/22/04; Cost $169,578)(d)        143,333         60,200
------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate Pass
  Through Ctfs., 2.83% (Acquired 12/07/04; Cost
  $90,000)(d)(e)(f)                                      90,000          1,013
------------------------------------------------------------------------------
Two-Rock Pass-Through Trust (Bermuda), Floating
  Rate Pass Through Ctfs., 3.23% (Acquired
  11/10/06; Cost $100,118)(d)(e)(f)                     100,000          2,125
==============================================================================
                                                                       385,137
==============================================================================


PACKAGED FOODS & MEATS-0.25%

Kraft Foods Inc., Sr. Unsec. Notes, 6.88%,
  01/26/39                                               75,000         77,051
==============================================================================


PAPER PRODUCTS-0.08%

International Paper Co., Sr. Unsec. Unsub. Notes,
  5.13%, 11/15/12                                        30,000         25,352
==============================================================================


PROPERTY & CASUALTY INSURANCE-2.20%

Chubb Corp. (The), Sr. Notes, 5.75%, 05/15/18            30,000         29,627
------------------------------------------------------------------------------
First American Capital Trust I, Jr. Gtd. Sub.
  Trust Pfd. Capital Securities, 8.50%, 04/15/12        285,000        292,597
------------------------------------------------------------------------------
North Front Pass-Through Trust, Sec. Pass Through
  Ctfs., 5.81%, 12/15/24(d)                             100,000         49,560
------------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec. Gtd.
  Bonds, 8.00%, 09/15/34(d)                             200,000        146,381
------------------------------------------------------------------------------
Oil Insurance Ltd., Notes, 7.56%(d)(f)                  360,000        137,265
------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Australia), Sr. Unsec.
  Unsub. Bonds, 9.75%, 03/14/14(d)                       14,000         13,981
==============================================================================
                                                                       669,411
==============================================================================


REGIONAL BANKS-0.89%

Cullen/Frost Capital Trust I, Jr. Unsec. Gtd. Sub.
  Floating Rate Notes, 3.75%, 03/01/34(e)               200,000         74,500
------------------------------------------------------------------------------
PNC Capital Trust C, Jr. Unsec. Gtd. Sub. Floating
  Rate Trust Pfd. Capital Securities, 2.77%,
  06/01/28(e)                                           100,000         49,901
------------------------------------------------------------------------------
Silicon Valley Bank, Unsec. Sub. Notes, 6.05%,
  06/01/17                                              110,000         88,933
------------------------------------------------------------------------------
TCF National Bank, Sub. Notes, 5.00%, 06/15/14           60,000         57,135
==============================================================================
                                                                       270,469
==============================================================================


REINSURANCE-0.08%

Stingray Pass-Through Trust, Pass Through Ctfs.,
  5.90%, 01/12/15 (Acquired 01/07/05-11/03/05;
  Cost $196,920)(d)                                     200,000         24,500
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC BALANCED FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
RESEARCH & CONSULTING SERVICES-0.57%

ERAC USA Finance Co.,
  Sr. Unsec. Gtd. Notes, 7.00%, 10/15/37(d)          $  140,000    $    70,937
------------------------------------------------------------------------------
  Unsec. Gtd. Notes, 5.80%, 10/15/12(d)                 130,000        103,588
==============================================================================
                                                                       174,525
==============================================================================


SPECIALIZED REIT'S-0.35%

HCP, Inc., Sr. Unsec. Medium-Term Notes, 6.70%,
  01/30/18                                              100,000         45,838
------------------------------------------------------------------------------
Health Care REIT Inc., Sr. Unsec. Notes, 5.88%,
  05/15/15                                              100,000         61,188
==============================================================================
                                                                       107,026
==============================================================================


SPECIALTY CHEMICALS-0.16%

Valspar Corp.,
  Sr. Unsec. Unsub. Notes, 5.63%, 05/01/12               25,000         23,716
------------------------------------------------------------------------------
  6.05%, 05/01/17                                        30,000         26,210
==============================================================================
                                                                        49,926
==============================================================================


STEEL-0.21%

United States Steel Corp., Sr. Unsec. Notes,
  5.65%, 06/01/13                                        90,000         64,311
==============================================================================


TOBACCO-0.33%

Philip Morris International Inc., Sr. Unsec.
  Unsub. Global Notes, 5.65%, 05/16/18                  100,000         99,886
==============================================================================


TRUCKING-0.44%

Stagecoach Transport Holdings PLC (The) (United
  Kingdom), Unsec. Unsub. Yankee Notes, 8.63%,
  11/15/09                                              130,000        134,402
==============================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.35%

Nextel Communications, Inc.-Series D, Sr. Unsec.
  Gtd. Notes, 7.38%, 08/01/15                           250,000        104,991
==============================================================================
     Total Bonds & Notes
       (Cost $8,104,691)                                             5,833,299
==============================================================================



U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED SECURITIES-11.51%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-5.90%

Pass Through Ctfs., 7.00%, 06/01/15 to 06/01/32          95,578        100,616
------------------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31                            15,086         16,017
------------------------------------------------------------------------------
  6.50%, 08/01/32                                         4,827          5,037
------------------------------------------------------------------------------
  5.50%, 02/01/37                                         1,418          1,453
------------------------------------------------------------------------------
Pass Through Ctfs., TBA, 5.00%, 01/01/38(g)(h)          303,000        309,675
------------------------------------------------------------------------------
  5.50%, 01/01/39(g)(h)                               1,229,000      1,257,997
------------------------------------------------------------------------------
  6.00%, 01/01/39(g)(h)                                 100,000        103,016
==============================================================================
                                                                     1,793,811
==============================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-4.11%

Pass Through Ctfs., 7.50%, 11/01/15 to 03/01/31          83,514         89,138
------------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32                            26,355         27,702
------------------------------------------------------------------------------
  6.50%, 07/01/16 to 10/01/35                            80,504         84,271
------------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/37                             5,369          5,580
------------------------------------------------------------------------------
  5.50%, 03/01/21                                         1,305          1,346
------------------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23                            14,632         15,478
------------------------------------------------------------------------------
Pass Through Ctfs., TBA, 5.00%, 01/01/39(g)(h)          400,000        408,438
------------------------------------------------------------------------------
  5.50%, 01/01/39(g)                                    150,000        153,773
------------------------------------------------------------------------------
  6.00%, 01/01/39(g)(h)                                 100,000        102,953
------------------------------------------------------------------------------
  7.00%, 01/01/39(g)(h)                                 151,000        158,125
------------------------------------------------------------------------------
  5.00%, 02/01/39(g)                                    200,000        203,594
==============================================================================
                                                                     1,250,398
==============================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-1.50%

Pass Through Ctfs., 7.50%, 06/15/23 to 10/15/31          30,215         32,082
------------------------------------------------------------------------------
  8.50%, 11/15/24                                        45,357         48,524
------------------------------------------------------------------------------
  8.00%, 08/15/25                                         8,738          9,296
------------------------------------------------------------------------------
  6.50%, 03/15/29 to 01/15/37                           244,596        255,915
------------------------------------------------------------------------------
  7.00%, 06/15/37                                       106,884        111,181
==============================================================================
                                                                       456,998
==============================================================================
     Total U.S. Government Sponsored Mortgage-
       Backed Securities (Cost $3,447,358)                           3,501,207
==============================================================================


                                                       SHARES

PREFERRED STOCKS-4.82%

OFFICE SERVICES & SUPPLIES-1.93%

Pitney Bowes International Holdings Inc.,-Series
  D, 4.85% Pfd.(e)                                            6        587,485
==============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-2.89%

Auction Pass Through Trust,
  Series 2007-T2, Class A,, 7.96% Pfd. (Acquired
  12/14/07; Cost $600,000)(d)(e)                              8        480,004
------------------------------------------------------------------------------
  Series 2007-T3, Class A, 8.12% Pfd. (Acquired
  10/22/07; Cost $600,000)(d)(e)                              8        400,004
==============================================================================
                                                                       880,008
==============================================================================
     Total Preferred Stocks
       (Cost $1,778,455)                                             1,467,493
==============================================================================


                                                      PRINCIPAL
                                                       AMOUNT

ASSET-BACKED SECURITIES-1.82%

COLLATERALIZED MORTGAGE OBLIGATIONS-0.17%

Morgan Stanley Capital I-Series 2008-T29, Class
  A1, Pass Through Ctfs., 6.23%, 01/11/43            $   56,006         51,849
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC BALANCED FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
HOME EQUITY LOANS-0.64%

Countrywide Asset-Backed Ctfs.-Series 2007-4,
  Class A1B, Pass Through Ctfs., 5.81%, 09/25/37     $   83,330    $    78,143
------------------------------------------------------------------------------
Option One Mortgage Securities Corp.-Series 2007-
  4A, Floating Rate Notes, 0.57%, 04/25/12
  (Acquired 05/11/07; Cost $47,228)(d)(e)                47,228         28,336
------------------------------------------------------------------------------
Structured Asset Securities Corp.,-Series 2007-
  OSI, Class A2, Floating Rate Pass Through Ctfs.,
  0.56%, 06/25/37(e)                                    110,718         88,473
==============================================================================
                                                                       194,952
==============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.01%

Citicorp Lease Pass-Through Trust-Series 1999-1,
  Class A2, Pass Through Ctfs., 8.04%, 12/15/19(d)      325,000        306,650
==============================================================================
     Total Asset-Backed Securities
       (Cost $653,218)                                                 553,451
==============================================================================


MUNICIPAL OBLIGATIONS-0.51%

Detroit (City of), Michigan; Series 2005 A-1,
  Taxable Capital Improvement Limited Tax GO,
  (INS-Ambac Assurance Corp.) 4.96%, 04/01/20(c)         65,000         47,618
------------------------------------------------------------------------------
Industry (City of), California Urban Development
  Agency (Project No. 3); Series 2003, Taxable
  Allocation RB, (INS-MBIA Insurance Corp.) 6.10%,
  05/01/24(c)                                           125,000        106,574
==============================================================================
     Total Municipal Obligations
       (Cost $192,730)                                                 154,192
==============================================================================



STUDENT LOAN MARKETING ASSOCIATION-0.33%

  Series A, Sr. Unsec. Unsub. Medium-Term Notes,
  4.00%, 01/15/09
  (Cost $99,853)                                        100,000         99,853
==============================================================================



U.S. TREASURY NOTES-0.10%

  4.88%, 08/15/09(i)
  (Cost $30,831)                                         30,000         30,832
==============================================================================


                                                       SHARES

MONEY MARKET FUNDS-7.94%

Liquid Assets Portfolio-Institutional Class(j)        1,208,041      1,208,041
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(j)              1,208,041      1,208,041
==============================================================================
     Total Money Market Funds
       (Cost $2,416,082)                                             2,416,082
==============================================================================
TOTAL INVESTMENTS-108.96%
  (Cost $44,904,376)                                                33,150,136
==============================================================================
OTHER ASSETS LESS LIABILITIES-(8.96)%                               (2,724,964)
==============================================================================
NET ASSETS-100.00%                                                 $30,425,172
______________________________________________________________________________
==============================================================================



Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
INS     - Insurer
Jr.     - Junior
Pfd.    - Preferred
RB      - Revenue Bonds
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) Principal and/or interest payments are secured by the bond insurance company listed.
(d) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $2,721,490, which represented 8.94% of the Fund's Net Assets.
(e) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2008.
(f)   Perpetual bond with no specified maturity date.
(g)   Security purchased on forward commitment basis.
(h)   This security is subject to dollar roll transactions. See Note 1I.
(i) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 8.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $42,488,294)                            $ 30,734,054
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   2,416,082
======================================================
     Total investments (Cost
       $44,904,376)                         33,150,136
======================================================
Cash                                            13,267
------------------------------------------------------
Foreign currencies, at value (Cost $29)             29
------------------------------------------------------
Receivables for:
  Fund shares sold                                  33
------------------------------------------------------
  Dividends and Interest                       149,233
------------------------------------------------------
  Fund expenses absorbed                         4,681
------------------------------------------------------
  Principal paydowns                                47
------------------------------------------------------
Premiums paid on swap agreements                85,226
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             21,727
------------------------------------------------------
Other assets                                       812
======================================================
     Total assets                           33,425,191
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      2,677,515
------------------------------------------------------
  Credit default swap contracts close-
     out                                       144,757
------------------------------------------------------
  Fund shares reacquired                        10,760
------------------------------------------------------
  Dividends                                      1,250
------------------------------------------------------
  Variation margin                               4,250
------------------------------------------------------
  Accrued fees to affiliates                    18,783
------------------------------------------------------
  Accrued other operating expenses              52,438
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              29,901
------------------------------------------------------
Unrealized depreciation on swap
  agreements                                    60,365
======================================================
     Total liabilities                       3,000,019
======================================================
Net assets applicable to shares
  outstanding                             $ 30,425,172
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 55,919,936
------------------------------------------------------
Undistributed net investment income          1,524,533
------------------------------------------------------
Undistributed net realized gain (loss)     (15,221,776)
------------------------------------------------------
Unrealized appreciation (depreciation)     (11,797,521)
======================================================
                                          $ 30,425,172
______________________________________________________
======================================================


NET ASSETS:

Series I                                  $ 27,595,742
______________________________________________________
======================================================
Series II                                 $  2,829,430
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     4,049,819
______________________________________________________
======================================================
Series II                                      417,156
______________________________________________________
======================================================
Series I:
  Net asset value per share               $       6.81
______________________________________________________
======================================================
Series II:
  Net asset value per share               $       6.78
______________________________________________________
======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Interest                                  $  1,173,225
------------------------------------------------------
Dividends (net of foreign withholding
  taxes of $7,093)                             743,564
------------------------------------------------------
Dividends from affiliated money market
  funds                                         17,111
======================================================
     Total investment income                 1,933,900
======================================================


EXPENSES:

Advisory fees                                  360,519
------------------------------------------------------
Administrative services fees                   148,275
------------------------------------------------------
Custodian fees                                  30,451
------------------------------------------------------
Distribution fees -- Series II                  10,656
------------------------------------------------------
Transfer agent fees                              9,080
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      17,127
------------------------------------------------------
Professional services fees                      52,560
------------------------------------------------------
Other                                           32,678
======================================================
     Total expenses                            661,346
======================================================
Less: Fees waived and expense offset
  arrangement(s)                              (213,901)
======================================================
     Net expenses                              447,445
======================================================
Net investment income                        1,486,455
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains (losses) from securities
     sold to affiliates of $(71,268))       (4,081,162)
------------------------------------------------------
  Foreign currencies                             5,991
------------------------------------------------------
  Futures contracts                             98,456
------------------------------------------------------
  Swap agreements                             (446,118)
======================================================
                                            (4,422,833)
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (18,315,954)
------------------------------------------------------
  Foreign currencies                               159
------------------------------------------------------
  Futures contracts                             11,608
------------------------------------------------------
  Swap agreements                              120,623
======================================================
                                           (18,183,564)
======================================================
Net realized and unrealized gain (loss)    (22,606,397)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(21,119,942)
______________________________________________________
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  1,486,455    $  1,896,485
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (4,422,833)      6,821,284
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (18,183,564)     (6,118,608)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (21,119,942)      2,599,161
========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                    (1,806,595)     (1,869,328)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (174,919)       (151,655)
========================================================================================================
     Total distributions from net investment income                           (1,981,514)     (2,020,983)
========================================================================================================
Share transactions-net:
  Series I                                                                   (10,390,808)    (25,823,599)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (377,217)       (549,210)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (10,768,025)    (26,372,809)
========================================================================================================
     Net increase (decrease) in net assets                                   (33,869,481)    (25,794,631)
________________________________________________________________________________________________________
========================================================================================================


NET ASSETS:

  Beginning of year                                                           64,294,653      90,089,284
========================================================================================================
  End of year (includes undistributed net investment income of $1,524,533
     and $1,940,359, respectively)                                          $ 30,425,172    $ 64,294,653
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is long-term growth of capital and current income.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date.

AIM V.I. BASIC BALANCED FUND

      Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

        In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

        Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

        At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.


AIM V.I. BASIC BALANCED FUND

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

        Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

        Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for

AIM V.I. BASIC BALANCED FUND
      the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain
      (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
      (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $150 million                                            0.75%
-------------------------------------------------------------------
Over $150 million                                             0.50%
___________________________________________________________________
===================================================================




  Through December 31, 2009, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $150 million                                           0.62%
-------------------------------------------------------------------
Next $4.85 billion                                           0.50%
-------------------------------------------------------------------
Next $5 billion                                              0.475%
-------------------------------------------------------------------
Over $10 billion                                             0.45%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Also, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.91% and Series II shares to 1.16% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $213,048.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $98,275 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the

AIM V.I. BASIC BALANCED FUND
course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Price are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN         OTHER
INPUT LEVEL               SECURITIES       INVESTMENTS*
-------------------------------------------------------
Level 1                   $19,818,487        $ 17,084
-------------------------------------------------------
Level 2                    13,271,449         (60,365)
-------------------------------------------------------
Level 3                        60,200              --
=======================================================
                          $33,150,136        $(43,281)
_______________________________________________________
=======================================================




* Other investments include futures and swap contracts, which are included at unrealized appreciation/(depreciation).

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $545,271 and securities sales of $606,903, which resulted in net realized gains (losses) of $(71,268).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $853.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.


AIM V.I. BASIC BALANCED FUND

  During the year ended December 31, 2008, the Fund paid legal fees of $3,234 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--FUTURES CONTRACTS AT PERIOD-END


                                                OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF          MONTH/                       UNREALIZED
CONTRACT                                                  CONTRACTS        COMMITMENT         VALUE      APPRECIATION
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                    8         March-2009/Long     $952,437        $17,084
_____________________________________________________________________________________________________________________
=====================================================================================================================



NOTE 9--CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END


                                             OPEN CREDIT DEFAULT SWAP AGREEMENTS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NOTIONAL
                                                    BUY/SELL     (PAY)/RECEIVE    EXPIRATION         IMPLIED         AMOUNT
REFERENCE ENTITY               COUNTERPARTY        PROTECTION      FIXED RATE        DATE       CREDIT SPREAD(A)      (000)
----------------------------------------------------------------------------------------------------------------------------
Assured Guaranty Corp.     Merrill Lynch              Sell            5.00%        03/20/09           34.67%         $  130
                           International
----------------------------------------------------------------------------------------------------------------------------
iStar Financial Inc.       UBS AG                     Sell            5.00%(b)     03/20/09          132.46%            120
============================================================================================================================
     Subtotal                                                                                                        $  250
============================================================================================================================
CDX North America
  Investment Grade
  Index -- Series 11       UBS AG                      Buy           (1.50)%(c)    12/20/13            1.95%          3,000
============================================================================================================================
     Total Credit Default Swap Agreements
____________________________________________________________________________________________________________________________
============================================================================================================================

   OPEN CREDIT DEFAULT SWAP AGREEMENTS
-----------------------------------------
                            MARKET VALUE
                             UNREALIZED
                            APPRECIATION
REFERENCE ENTITY           (DEPRECIATION)
-----------------------------------------
Assured Guaranty Corp.        $ (7,957)
-----------------------------------------
iStar Financial Inc.           (24,998)
=========================================
     Subtotal                 $(32,955)
=========================================
CDX North America
  Investment Grade
  Index -- Series 11           (27,410)
=========================================
     Total Credit             $(60,365)
       Default Swap
       Agreements
_________________________________________
=========================================



(a) Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)  Unamortized premium at period-end of $2,099.
(c)  Unamortized discount at period-end of $87,325.

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               $1,981,514     $2,020,983
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  1,565,912
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (12,486,968)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                          (60,365)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (39,792)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                  (192,885)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (14,280,666)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                         55,919,936
================================================================================================
Total net assets                                                                    $ 30,425,172
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.


AIM V.I. BASIC BALANCED FUND

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                  $10,514,572
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                    3,776,094
===============================================================================================
Total capital loss carryforward                                                    $14,280,666
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $23,705,456 and $36,746,404, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $    948,418
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (13,435,386)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(12,486,968)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $45,637,104


NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities and swap agreements, on December 31, 2008, undistributed net investment income was increased by $79,233 and undistributed net realized gain
(loss) was decreased by $79,233. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(A)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      213,379     $  1,989,301        982,742     $ 11,912,341
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      39,073          381,508         39,272          478,310
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      265,676        1,806,595        155,131        1,869,328
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      25,837          174,919         12,669          151,655
========================================================================================================================
Reacquired:
  Series I                                                   (1,426,183)     (14,186,704)    (3,206,335)     (39,605,268)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (99,172)        (933,644)       (96,959)      (1,179,175)
========================================================================================================================
     Net decrease in share activity                            (981,390)    $(10,768,025)    (2,113,480)    $(26,372,809)
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal

AIM V.I. BASIC BALANCED FUND
years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $11.81      $0.31        $(4.84)      $(4.53)     $(0.47)     $ 6.81      (38.32)%     $27,596
Year ended 12/31/07                11.92       0.28         (0.01)        0.27       (0.38)      11.81        2.20        59,000
Year ended 12/31/06                10.99       0.25          0.91         1.16       (0.23)      11.92       10.55        84,212
Year ended 12/31/05                10.59       0.18          0.38         0.56       (0.16)      10.99        5.29        90,633
Year ended 12/31/04                 9.99       0.13          0.62         0.75       (0.15)      10.59        7.52        99,070
-----------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                11.73       0.28         (4.79)       (4.51)      (0.44)       6.78      (38.46)        2,829
Year ended 12/31/07                11.84       0.25         (0.01)        0.24       (0.35)      11.73        1.94         5,295
Year ended 12/31/06                10.91       0.22          0.91         1.13       (0.20)      11.84       10.36         5,878
Year ended 12/31/05                10.53       0.15          0.37         0.52       (0.14)      10.91        4.91         5,870
Year ended 12/31/04                 9.95       0.10          0.62         0.72       (0.14)      10.53        7.24         5,642
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE   PORTFOLIO
                                    ABSORBED          ABSORBED      NET ASSETS    TURNOVER
------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                   0.91%(c)          1.35%(c)       3.11%(c)      50%
Year ended 12/31/07                   0.91              1.18           2.31          47
Year ended 12/31/06                   0.91              1.15           2.16          44
Year ended 12/31/05                   0.95              1.15           1.68          44
Year ended 12/31/04                   1.12              1.12           1.24          51
------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                   1.16(c)           1.60(c)        2.86(c)       50
Year ended 12/31/07                   1.16              1.43           2.06          47
Year ended 12/31/06                   1.16              1.40           1.91          44
Year ended 12/31/05                   1.20              1.40           1.43          44
Year ended 12/31/04                   1.37              1.37           0.99          51
__________________________________________________________________________________________
==========================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Ratios are based on average daily net assets (000's omitted) of $43,807 and $4,263 for Series I and Series II shares, respectively.



AIM V.I. BASIC BALANCED FUND

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.



  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


AIM V.I. BASIC BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Basic Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Balanced Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas




AIM V.I. BASIC BALANCED FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $700.40        $3.89       $1,020.56       $4.62        0.91%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        700.20         4.96        1,019.30        5.89        1.16
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. BASIC BALANCED FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Corporate Dividends Received Deduction*               35.95%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. BASIC BALANCED FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Van Gilder Insurance
 Trustee                                      firm)                                                         Company; Board of
                                                                                                            Governors, Western
                                                                                                            Golf Association
                                                                                                            Evans Scholars
                                                                                                            Foundation and
                                                                                                            Executive Committee,
                                                                                                            United States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. BASIC BALANCED FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. BASIC BALANCED FUND

[INVESCO AIM LOGO]             AIM V.I. BASIC VALUE FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. BASIC VALUE FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       because of the extraordinary investment
                                                                                          opportunities they produce.
For the fiscal year ended December 31, 2008, AIM V.I. Basic Value Fund, excluding
variable product issuer charges, underperformed the Russell 1000 Value Index, the S&P        Financials was the worst performing
500 Index and the Lipper VUF Large-Cap Value Funds Index.(triangle)                       sector of the equity market during the
                                                                                          fiscal year as the credit crisis
   Drivers of performance were stock specific. We attribute the Fund's underperformance   intensified and a liquidity crisis
versus its indexes mainly to below-market returns from several of our investments in      emerged. FANNIE MAE and AIG were among the
the financials sector. Select investments in consumer discretionary and financials were   Fund's largest detractors during the year.
among the largest positive contributors to Fund performance during the year.              We understood the negative impact of
                                                                                          credit losses on both companies and
   Your Fund's long-term performance appears later in this report.                        believed they had adequate financial
                                                                                          wherewithal to absorb the credit losses
FUND VS. INDEXES                                                                          that will persist for years. Ironically,
                                                                                          the credit losses remained within the
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           range of our expectations. However, the
If variable product issuer charges were included, returns would be lower.                 rapid loss of investor confidence and the
                                                                                          related liquidity crisis and public policy
Series I Shares                                                                 -51.77%   response surprised us. In the end, the
Series II Shares                                                                -51.90    valuation opportunity that was created by
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    the credit cycle was trumped by a
Russell 1000 Value Index (triangle) (Style-Specific Index)                      -36.85    liquidity crisis at AIG and the unintended
Lipper VUF Large-Cap Value Funds Index (triangle) (Peer Group Index)            -36.51    consequences of government intervention at
                                                                                          Fannie Mae -- both events inherently
(triangle) Lipper  Inc.                                                                   unpredictable but lethal. We sold our
=======================================================================================   positions in these investments at
                                                                                          substantial losses.
HOW WE INVEST
                                                                                          CONTEXT FOR RESULTS
We seek to create wealth by maintaining a       Since our application of this strategy
long-term investment horizon and investing   is highly disciplined and relatively         It's important to remember that what
in companies that are selling at a           unique, it is important to understand the    many now consider to be great historic
significant discount to their estimated      benefits and limitations of our process.     buying opportunities were at the time
intrinsic value -- a value that is based     First, the investment strategy is intended   quite frightening events, and in economic
on the estimated future cash flows           to preserve your capital while growing it    terms, many of those episodes seemed far
generated by the business. The Fund's        at above-market rates over the long term.    more threatening than our current
philosophy is based on key elements that     Second, our investments have little in       situation. History and common sense
we believe have extensive empirical          common with popular stock market indexes     indicate this crisis will pass, and we
evidence:                                    and most of our peers. And third, the        believe it will prove to be a historic
                                             Fund's short-term relative performance       buying opportunity for U.S. stocks. The
o  Company intrinsic values can be           will naturally be different than the stock   timing and level of any market bottom is
   reasonably estimated. Importantly,        market and peers and have little             uncertain, but we believe the absolute
   this estimated fair business value is     information value since we simply don't      return opportunity from recent year-end
   independent of the company's stock        own the same stocks.                         levels will prove compelling.
   price.
                                             MARKET CONDITIONS AND YOUR FUND                 The current bear market represents one
o  Market prices are more volatile than                                                   of the three greatest declines in the past
   business values, partly because           Equity markets declined sharply during the   60 years.(1) Following the 2000 to 2002
   investors regularly overreact to          fiscal year as the financial crisis          Nasdaq decline, investors learned
   negative news.                            intensified and the global economy
                                             weakened. As painful as bear markets like
o  Long-term investment results are a        this are to live through, we believe they
   function of the level and growth of       can actually improve long term results
   business value in the portfolio.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Financials                           22.7%   1. Managed Health Care                9.0%    1. UnitedHealth Group Inc.           5.7%
Consumer Discretionary               20.6    2. Semiconductor Equipment            7.1     2. ASML Holding N.V.                 4.7
Information Technology               19.7    3. Other Diversified                          3. Robert Half International, Inc.   3.9
Health Care                          14.4       Financial Services                 6.1     4. Moody's Corp.                     3.7
Industrials                           9.4    4. Advertising                        4.9     5. Aetna Inc.                        3.3
Consumer Staples                      4.3    5. Consumer Finance                   4.4     6. JP Morgan Chase & Co.             3.3
Energy                                3.2    ==========================================    7. Omnicom Group Inc.                3.1
Materials                             1.7    ==========================================    8. Illinois Tool Works Inc.          2.9
Money Market Funds                           Total Net Assets           $284.6 million     9. Home Depot, Inc. (The)            2.9
Plus Other Assets Less Liabilities    4.0    Total Number of Holdings*              46    10. Molson Coors Brewing Co.-Class B  2.8
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. BASIC VALUE FUND

what a permanent loss of capital looks and   2008 underperformance was due to our                       BRET STANLEY
feels like. While the Nasdaq remains about   efforts to capitalize on this opportunity                  Chartered Financial
69% below its 2000 peak,(2) our losses       should it have proved short lived.                         Analyst, senior portfolio
during the 2000-2002 bear market proved      Regardless of duration, our process was      [STANLEY      manager, is  lead manager of
temporary as a new high was achieved in      designed to exploit just such a period,        PHOTO]      AIM V.I. Basic Value Fund.
2004.                                        and we believe patient shareholders may                    He began his investment
                                             reap the benefits of recent investments as   career in 1988. Mr. Stanley earned a
   What's the reason for the different       most of these loses may again prove          B.B.A. in finance from The University of
experience? Our strategy emphasizes          temporary.                                   Texas at Austin and an M.S. in finance
fundamental business value and this value                                                 from the University of Houston.
grew from 2000 to 2002 despite a recession      We thank you for your investment in AIM
and the bear market in stock prices. Once    V.I. Basic Value Fund and for sharing our                  R. CANON COLEMAN II
the market environment improved, prices      long-term investment horizon.                              Chartered Financial
reverted to fundamental value. We see a                                                   [COLEMAN      Analyst, portfolio manager,
similar situation unfolding in this bear     (1) The Leuthold Group, LLC                   PHOTO]       is manager of AIM V.I.
market. Our estimate of portfolio                                                                       Basic Value Fund. He began
intrinsic value is marginally higher today   (2) Bloomberg L.P.                           his investment career in 1996 and joined
than in 2007, yet the market price of the                                                 Invesco Aim in 2000. Mr. Coleman earned a
portfolio has declined by about 50%.         The views and opinions expressed in          B.S. and an M.S. in accounting from the
                                             management's discussion of Fund              University of Florida. He also earned an
PORTFOLIO ASSESSMENT                         performance are those of Invesco Aim         M.B.A. from the Wharton School at the
                                             Advisors, Inc. These views and opinions      University of Pennsylvania.
We believe the single most important         are subject to change at any time based on
indicator of the way AIM V.I. Basic Value    factors such as market and economic                        MATTHEW SEINSHEIMER
Fund is positioned for potential future      conditions. These views and opinions may                   Chartered Financial Analyst,
success is not our historical investment     not be relied upon as investment advice or   [SEINSHEIMER  senior portfolio manager,
results or popular statistical measures,     recommendations, or as an offer for a           PHOTO]     is manager of AIM V.I.
but rather the difference between current    particular security. The information is                    Basic Value Fund. He began
market prices and the portfolio's            not a complete analysis of every aspect of   his investment career in 1992 and joined
estimated intrinsic value -- the aggregate   any market, country, industry, security or   Invesco Aim in 1998. He earned a B.B.A. in
business value of the portfolio based on     the Fund. Statements of fact are from        finance from Southern Methodist University
our estimate of intrinsic value for each     sources considered reliable, but Invesco     and an M.B.A. from The University of Texas
individual holding. During the year, we      Aim Advisors, Inc. makes no representation   at Austin.
believe the estimated intrinsic value of     or warranty as to their completeness or
the portfolio grew despite permanent         accuracy. Although historical performance                  MICHAEL SIMON
losses in some of our financials             is no guarantee of future results, these                   Chartered Financial
investments.                                 insights may help you understand our                       Analyst, senior portfolio
                                             investment management philosophy.               [SIMON     manager, is manager of
   At the close of the year, the                                                              PHOTO]    AIM V.I. Basic Value Fund.
difference between the market price and      See important Fund and index disclosures                   He began his investment
the estimated intrinsic value of the         later in this report.                        career in 1989 and joined Invesco Aim in
portfolio was at record levels and                                                        2001. Mr. Simon earned a B.B.A. in finance
produced the most favorable capital                                                       from Texas Christian University and an
appreciation opportunity in the Fund's                                                    M.B.A. from the University of Chicago.
history, in our opinion. While there is no
assurance that market value will ever                                                     Assisted by the Basic Value Team
reflect our estimate of the portfolio's
intrinsic value, we believe the large gap
between price and estimated value may
stack the odds in favor of above-average
capital appreciation once capital markets
normalize.

IN CLOSING

While we are disappointed with our results in 2008, we are also excited about the opportunities the current crisis has created. As we have pointed out many times, the distinctive nature of our strategy will naturally produce results that are either above or below the market in the short term. We understand it can be distressing to shareholders when results lag the market as they have this year. We do not have any special insight into the magnitude or duration of this bear market, but historically, valuation opportunities of this magnitude have not lasted for very long. Ironically, part of our

AIM V.I. BASIC VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 FIGURES REFLECT FUND EXPENSES, REINVESTED    ARE NOT INTENDED TO REFLECT ACTUAL
As of 12/31/08                               DISTRIBUTIONS AND CHANGES IN NET ASSET       VARIABLE PRODUCT VALUES. THEY DO NOT
                                             VALUE. INVESTMENT RETURN AND PRINCIPAL       REFLECT SALES CHARGES, EXPENSES AND FEES
SERIES I SHARES                              VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    ASSESSED IN CONNECTION WITH A VARIABLE
Inception (9/10/01)                 -4.85%   A GAIN OR LOSS WHEN YOU SELL SHARES.         PRODUCT. SALES CHARGES, EXPENSES AND FEES,
 5 Years                            -8.22                                                 WHICH ARE DETERMINED BY THE VARIABLE
 1 Year                           - 51.77       THE TOTAL ANNUAL FUND OPERATING EXPENSE   PRODUCT ISSUERS, WILL VARY AND WILL LOWER
                                             RATIO SET FORTH IN THE MOST RECENT FUND      THE TOTAL RETURN.
SERIES II SHARES                             PROSPECTUS AS OF THE DATE OF THIS REPORT
Inception (9/10/01)                 -5.08%   FOR SERIES I AND SERIES II SHARES WAS           THE MOST RECENT MONTH-END PERFORMANCE
 5 Years                            -8.44    0.96% AND 1.21%, RESPECTIVELY. THE EXPENSE   DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
 1 Year                            -51.90    RATIOS PRESENTED ABOVE MAY VARY FROM THE     PRODUCT CHARGES, IS AVAILABLE ON THE
==========================================   EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   INVESCO AIM AUTOMATED INFORMATION LINE,
                                             OF THIS REPORT THAT ARE BASED ON EXPENSES    866 702 4402. AS MENTIONED ABOVE, FOR THE
THE PERFORMANCE OF THE FUND'S SERIES I AND   INCURRED DURING THE PERIOD COVERED BY THIS   MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARE CLASSES WILL DIFFER          REPORT.                                      INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                CONTACT YOUR VARIABLE PRODUCT ISSUER OR
                                                AIM V.I. BASIC VALUE FUND, A SERIES       FINANCIAL ADVISOR.
   THE PERFORMANCE DATA QUOTED REPRESENT     PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
PAST PERFORMANCE AND CANNOT GUARANTEE        IS CURRENTLY OFFERED THROUGH INSURANCE
COMPARABLE FUTURE RESULTS; CURRENT           COMPANIES ISSUING VARIABLE PRODUCTS. YOU
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CANNOT PURCHASE SHARES OF THE FUND
CONTACT YOUR VARIABLE PRODUCT ISSUER OR      DIRECTLY. PERFORMANCE FIGURES GIVEN
FINANCIAL ADVISOR FOR THE MOST RECENT        REPRESENT THE FUND AND
MONTH-END VARIABLE PRODUCT PERFORMANCE.
PERFORMANCE

====================================================================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION

Index data from 8/31/01, Fund data from 09/10/01

          AIM V.I. Basic     AIM V.I. Basic                                          Lipper VUF
            Value Fund-        Value Fund-                         Russell 1000    Large-Cap Value
Date      Series I Shares   Series II Shares   S&P 500 Index(1)   Value Index(1)   Funds Index(1)
-------   ---------------   ----------------   ----------------   --------------   ---------------
8/31/01                                            $10000             $10000           $10000
   9/01        $ 9210            $ 9210              9193               9296             9151
  10/01          9270              9270              9368               9216             9269
  11/01          9950              9950             10086               9752             9870
  12/01         10263             10258             10175               9982            10054
   1/02         10183             10178             10026               9905             9868
   2/02          9992              9987              9833               9921             9771
   3/02         10723             10717             10203              10390            10255
   4/02         10342             10337              9585              10034             9784
   5/02         10292             10287              9514              10084             9779
   6/02          9281              9267              8837               9505             9066
   7/02          8289              8276              8148               8621             8289
   8/02          8430              8426              8201               8687             8331
   9/02          7418              7406              7311               7721             7368
  10/02          7888              7876              7954               8293             7921
  11/02          8509              8497              8421               8815             8447
  12/02          7988              7966              7927               8432             8044
   1/03          7808              7786              7720               8228             7847
   2/03          7528              7506              7604               8009             7643
   3/03          7497              7476              7677               8022             7668
   4/03          8168              8147              8309               8728             8308
   5/03          9008              8978              8747               9292             8887
   6/03          9038              9007              8858               9408             9005
   7/03          9308              9277              9015               9548             9158
   8/03          9628              9597              9190               9697             9296
   9/03          9428              9397              9093               9602             9217
  10/03          9898              9857              9607              10190             9698
  11/03         10089             10048              9691              10328             9793
  12/03         10673             10618             10199              10964            10389
   1/04         10833             10779             10387              11157            10596
   2/04         11053             10998             10531              11396            10830
   3/04         11013             10959             10372              11297            10669
   4/04         10863             10799             10209              11021            10473
   5/04         10963             10899             10349              11133            10517
   6/04         11234             11170             10550              11396            10767
   7/04         10623             10559             10201              11235            10502
   8/04         10553             10489             10242              11395            10581
   9/04         10682             10610             10353              11572            10728
  10/04         10873             10799             10511              11764            10871
  11/04         11443             11370             10936              12359            11355
  12/04         11854             11770             11308              12773            11724
   1/05         11644             11559             11033              12546            11473
   2/05         11895             11800             11265              12962            11790
   3/05         11675             11579             11066              12784            11583
   4/05         11404             11309             10856              12555            11367
   5/05         11624             11530             11201              12857            11640
   6/05         11834             11740             11217              12998            11695
   7/05         12225             12120             11634              13374            12047
   8/05         12034             11930             11528              13316            11980
   9/05         12145             12039             11621              13503            12071
  10/05         11834             11719             11427              13160            11927
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                [MOUNTAIN CHART]

  11/05         12294             12180              11859            13593             12310
  12/05         12534             12409              11863            13674             12363
   1/06         12980             12854              12177            14205             12692
   2/06         12919             12794              12210            14292             12732
   3/06         13162             13027              12362            14485             12871
   4/06         13244             13107              12528            14853             13162
   5/06         12788             12651              12168            14478             12852
   6/06         12656             12520              12184            14571             12883
   7/06         12616             12480              12259            14925             13090
   8/06         12829             12692              12551            15175             13320
   9/06         13164             13015              12874            15477             13627
  10/06         13589             13431              13293            15984             14034
  11/06         13792             13633              13546            16349             14239
  12/06         14190             14015              13736            16716             14572
   1/07         14392             14217              13943            16929             14793
   2/07         14115             13941              13671            16665             14524
   3/07         14254             14079              13824            16923             14705
   4/07         14902             14704              14436            17549             15325
   5/07         15422             15223              14939            18181             15890
   6/07         15285             15076              14691            17757             15627
   7/07         14562             14378              14236            16936             14975
   8/07         14700             14504              14449            17125             15143
   9/07         14806             14600              14989            17713             15592
  10/07         15295             15088              15227            17715             15715
  11/07         14562             14347              14591            16850             15054
  12/07         14409             14210              14490            16687             14820
   1/08         13572             13378              13621            16018             14141
   2/08         13085             12893              13179            15347             13621
   3/08         12620             12432              13122            15232             13413
   4/08         13390             13186              13760            15974             14054
   5/08         13492             13288              13939            15949             14101
   6/08         11930             11745              12765            14422             12773
   7/08         11828             11644              12657            14370             12729
   8/08         12044             11859              12840            14614             12893
   9/08         10006              9854              11698            13541             11923
  10/08          7764              7636               9733            11197              9974
  11/08          6825              6713               9035            10394              9201
  12/08          6952              6832               9130            10538              9409
====================================================================================================================================

AIM V.I. BASIC VALUE FUND

AIM V.I. BASIC VALUE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Prices of equity securities change in        The S&P 500--REGISTERED TRADEMARK-- INDEX    The Chartered Financial Analyst--
response to many factors, including the      is a market capitalization-weighted index    REGISTERED TRADEMARK-- (CFA--REGISTERED
historical and prospective earnings of the   covering all major areas of the U.S.         TRADEMARK--) designation is a globally
issuer, the value of its assets, general     economy. It is not the 500 largest           recognized standard for measuring the
economic conditions, interest rates,         companies, but rather the most widely held   competence and integrity of investment
investor perceptions and market liquidity.   500 companies chosen with respect to         professionals.
                                             market size, liquidity, and their
   Since a large percentage of the Fund's    industry.                                       The returns shown in management's
assets may be invested in securities of a                                                 discussion of Fund performance are based
limited number of companies, each               The RUSSELL 1000--REGISTERED              on net asset values calculated for
investment has a greater effect on the       TRADEMARK-- VALUE INDEX measures the         shareholder transactions. Generally
Fund's overall performance, and any change   performance of those Russell 1000            accepted accounting principles require
in the value of those securities could       companies with lower price-to-book ratios    adjustments to be made to the net assets
significantly affect the value of your       and lower forecasted growth values. The      of the Fund at period end for financial
investment in the Fund.                      Russell 1000 Value Index is a                reporting purposes, and as such, the net
                                             trademark/service mark of the Frank          asset values for shareholder transactions
   Foreign securities have additional        Russell Company. Russell--REGISTERED         and the returns based on those net asset
risks, including exchange rate changes,      TRADEMARK-- is a trademark of the Frank      values may differ from the net asset
political and economic upheaval, relative    Russell Company.                             values and returns reported in the
lack of information, relatively low market                                                Financial Highlights. Additionally, the
liquidity, and the potential lack of            The LIPPER VUF LARGE-CAP VALUE FUNDS      returns and net asset values shown
strict financial and accounting controls     INDEX is an equally weighted                 throughout this report are at the Fund
and standards.                               representation of the largest variable       level only and do not include variable
                                             insurance underlying funds in the Lipper     product issuer charges. If such charges
   The Fund may use enhanced investment      Large-Cap Value Funds category, These        were included, the total returns would be
techniques such as leveraging and            funds typically have a below-average         lower.
derivatives. Leveraging entails risks        price-to-earnings ratio, price-to-book
such as magnifying changes in the value of   ratio, and three-year sales-per-share           Industry classifications used in this
the portfolio's securities. Derivatives      growth value, compared to the S&P            report are generally according to the
are subject to counterparty risk-the risk    500--REGISTERED TRADEMARK-- Index.           Global Industry Classification Standard,
that the other party will not complete the                                                which was developed by and is the
transaction with the Fund.                      The NATIONAL ASSOCIATION OF SECURITIES    exclusive property and a service mark of
                                             DEALERS AUTOMATED QUOTATION SYSTEM           MSCI Inc. and Standard & Poor's.
   There is no guarantee that the            COMPOSITE INDEX (the Nasdaq) is a
investment techniques and risk analysis      price-only, market-value-weighted index
used by the Fund's portfolio managers will   comprising all domestic and non-U.S.-based
produce the desired results.                 common stocks listed on the Nasdaq system.

   The prices of securities held by the         The Fund is not managed to track the
fund may decline in response to market       performance of any particular index,
risks.                                       including the indexes defined here, and
                                             consequently, the performance of the Fund
   The Fund invests in "value" stocks,       may deviate significantly from the
which can continue to be inexpensive for     performance of the indexes.
long periods of time and may never realize
their full value.                               A direct investment cannot be made in
                                             an index. Unless otherwise indicated,
                                             index results include reinvested
                                             dividends, and they do not reflect sales
                                             charges or fund expenses.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-95.96%

ADVERTISING-4.94%

Interpublic Group of Cos., Inc. (The)(b)(c)           1,328,006    $  5,258,904
-------------------------------------------------------------------------------
Omnicom Group Inc.                                      327,361       8,812,558
===============================================================================
                                                                     14,071,462
===============================================================================


APPAREL RETAIL-1.19%

Gap, Inc. (The)                                         252,070       3,375,217
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.62%

State Street Corp.                                      117,000       4,601,610
===============================================================================


BREWERS-2.78%

Molson Coors Brewing Co.-Class B                        161,990       7,924,551
===============================================================================


COMMUNICATIONS EQUIPMENT-1.62%

Nokia-ADR (Finland)                                     295,852       4,615,291
===============================================================================


COMPUTER HARDWARE-2.61%

Dell Inc.(c)                                            724,759       7,421,532
===============================================================================


CONSTRUCTION MATERIALS-1.74%

Cemex S.A.B. de C.V.-ADR (Mexico)(b)(c)                 540,318       4,938,507
===============================================================================


CONSUMER FINANCE-4.41%

American Express Co.                                    340,900       6,323,695
-------------------------------------------------------------------------------
SLM Corp.(c)                                            700,367       6,233,266
===============================================================================
                                                                     12,556,961
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.46%

Western Union Co.                                       290,580       4,166,917
===============================================================================


DEPARTMENT STORES-2.46%

Kohl's Corp.(c)                                         193,712       7,012,374
===============================================================================


DIVERSIFIED CAPITAL MARKETS-1.90%

UBS AG-(Switzerland)(b)(c)                              377,800       5,402,540
===============================================================================


EDUCATION SERVICES-1.53%

Apollo Group Inc.-Class A(c)                             56,885       4,358,529
===============================================================================


ELECTRONIC MANUFACTURING SERVICES-0.68%

Tyco Electronics Ltd.                                   118,901       1,927,385
===============================================================================


GENERAL MERCHANDISE STORES-2.66%

Target Corp.(b)                                         219,420       7,576,573
===============================================================================


HEALTH CARE DISTRIBUTORS-1.28%

Cardinal Health, Inc.                                   105,396       3,633,000
===============================================================================


HOME IMPROVEMENT RETAIL-2.88%

Home Depot, Inc. (The)                                  356,113       8,197,721
===============================================================================


HOUSEHOLD APPLIANCES-1.62%

Whirlpool Corp.(b)                                      111,700       4,618,795
===============================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-3.88%

Robert Half International, Inc.(b)                      530,938      11,054,129
===============================================================================


INDUSTRIAL CONGLOMERATES-2.63%

General Electric Co.                                    200,074       3,241,199
-------------------------------------------------------------------------------
Tyco International Ltd.                                 196,569       4,245,890
===============================================================================
                                                                      7,487,089
===============================================================================


INDUSTRIAL MACHINERY-2.88%

Illinois Tool Works Inc.(b)                             234,147       8,206,852
===============================================================================


INVESTMENT BANKING & BROKERAGE-3.05%

Merrill Lynch & Co., Inc.                               236,132       2,748,577
-------------------------------------------------------------------------------
Morgan Stanley                                          369,883       5,932,923
===============================================================================
                                                                      8,681,500
===============================================================================


LIFE SCIENCES TOOLS & SERVICES-1.72%

Waters Corp.(c)                                         133,323       4,886,288
===============================================================================


MANAGED HEALTH CARE-9.00%

Aetna Inc.                                              329,000       9,376,500
-------------------------------------------------------------------------------
UnitedHealth Group Inc.                                 610,428      16,237,385
===============================================================================
                                                                     25,613,885
===============================================================================


MOVIES & ENTERTAINMENT-1.19%

Walt Disney Co. (The)                                   149,486       3,391,837
===============================================================================


OIL & GAS DRILLING-0.49%

Transocean Ltd. (Switzerland)(c)                         29,272       1,383,102
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-2.69%

Halliburton Co.                                         236,076       4,291,862
-------------------------------------------------------------------------------
Weatherford International Ltd.(c)                       309,586       3,349,720
===============================================================================
                                                                      7,641,582
===============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-6.08%

Bank of America Corp.                                   158,700       2,234,496
-------------------------------------------------------------------------------
Citigroup Inc.                                          834,097       5,596,791
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                                    300,185       9,464,833
===============================================================================
                                                                     17,296,120
===============================================================================


PACKAGED FOODS & MEATS-1.47%

Unilever N.V. (Netherlands)                             171,396       4,173,114
===============================================================================


PHARMACEUTICALS-2.44%

Sanofi-Aventis (France)                                 108,986       6,955,743
===============================================================================


PROPERTY & CASUALTY INSURANCE-1.06%

XL Capital Ltd.-Class A                                 812,851       3,007,549
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC VALUE FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
PUBLISHING-2.11%

McGraw-Hill Cos., Inc. (The)                            259,300    $  6,013,167
===============================================================================


REGIONAL BANKS-0.89%

Fifth Third Bancorp(b)                                  308,100       2,544,906
===============================================================================


SEMICONDUCTOR EQUIPMENT-7.13%

ASML Holding N.V. (Netherlands)                         748,974      13,430,424
-------------------------------------------------------------------------------
KLA-Tencor Corp.(b)                                     314,321       6,849,055
===============================================================================
                                                                     20,279,479
===============================================================================


SEMICONDUCTORS-2.10%

Maxim Integrated Products, Inc.                         522,423       5,966,071
===============================================================================


SPECIALIZED FINANCE-3.71%

Moody's Corp.                                           525,092      10,549,098
===============================================================================


SYSTEMS SOFTWARE-4.06%

CA Inc.                                                 332,506       6,161,336
-------------------------------------------------------------------------------
Microsoft Corp.                                         277,218       5,389,118
===============================================================================
                                                                     11,550,454
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $400,286,795)                                          273,080,930
===============================================================================



MONEY MARKET FUNDS-4.02%

Liquid Assets Portfolio-Institutional Class(d)        5,723,205       5,723,205
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)              5,723,205       5,723,205
===============================================================================
     Total Money Market Funds (Cost $11,446,410)                     11,446,410
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.98% (Cost $411,733,205)                                  284,527,340
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-11.40%

Liquid Assets Portfolio-Institutional Class (Cost
  $32,429,472)(d)(e)                                 32,429,472      32,429,472
===============================================================================
TOTAL INVESTMENTS-111.38% (Cost $444,162,677)                       316,956,812
===============================================================================
OTHER ASSETS LESS LIABILITIES-(11.38)%                              (32,389,531)
===============================================================================
NET ASSETS-100.00%                                                 $284,567,281
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost $400,286,795)*                          $ 273,080,930
---------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost        43,875,882
=================================================================================
     Total investments (Cost $444,162,677)                            316,956,812
=================================================================================
Receivables for:
  Fund shares sold                                                        250,990
---------------------------------------------------------------------------------
  Dividends                                                               350,891
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          17,550
=================================================================================
     Total assets                                                     317,576,243
_________________________________________________________________________________
=================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                  163,824
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                          32,429,472
---------------------------------------------------------------------------------
  Accrued fees to affiliates                                              269,688
---------------------------------------------------------------------------------
  Accrued other operating expenses                                         73,321
---------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         72,657
=================================================================================
     Total liabilities                                                 33,008,962
=================================================================================
Net assets applicable to shares outstanding                         $ 284,567,281
_________________________________________________________________________________
=================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 459,507,404
---------------------------------------------------------------------------------
Undistributed net investment income                                     4,480,578
---------------------------------------------------------------------------------
Undistributed net realized gain (loss)                                (52,214,836)
---------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (127,205,865)
=================================================================================
                                                                    $ 284,567,281
_________________________________________________________________________________
=================================================================================



NET ASSETS:

Series I                                                            $ 157,693,279
_________________________________________________________________________________
=================================================================================
Series II                                                           $ 126,874,002
_________________________________________________________________________________
=================================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                                               38,489,526
_________________________________________________________________________________
=================================================================================
Series II                                                              31,199,553
_________________________________________________________________________________
=================================================================================
Series I:
  Net asset value per share                                         $        4.10
_________________________________________________________________________________
=================================================================================
Series II:
  Net asset value per share                                         $        4.07
_________________________________________________________________________________
=================================================================================



* At December 31, 2008, securities with an aggregate value of $32,539,078 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $115,581)            $   9,603,602
---------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities
  lending income of $265,770)                                             466,018
=================================================================================
     Total investment income                                           10,069,620
=================================================================================


EXPENSES:

Advisory fees                                                           3,404,887
---------------------------------------------------------------------------------
Administrative services fees                                            1,338,849
---------------------------------------------------------------------------------
Custodian fees                                                             47,422
---------------------------------------------------------------------------------
Distribution fees -- Series II                                            545,866
---------------------------------------------------------------------------------
Transfer agent fees                                                        44,786
---------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                  30,464
---------------------------------------------------------------------------------
Other                                                                     268,068
=================================================================================
     Total expenses                                                     5,680,342
=================================================================================
Less: Fees waived and expense offset arrangement(s)                       (15,792)
=================================================================================
     Net expenses                                                       5,664,550
=================================================================================
Net investment income                                                   4,405,070
=================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains (losses) from
     securities sold to affiliates of $(52,550))                      (49,351,911)
---------------------------------------------------------------------------------
  Foreign currencies                                                       99,052
=================================================================================
                                                                      (49,252,859)
=================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                              (280,398,583)
---------------------------------------------------------------------------------
  Foreign currencies                                                            7
=================================================================================
                                                                     (280,398,576)
=================================================================================
Net realized and unrealized gain (loss)                              (329,651,435)
=================================================================================
Net increase (decrease) in net assets resulting from operations     $(325,246,365)
_________________________________________________________________________________
=================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008             2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   4,405,070    $   3,355,188
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (49,252,859)      90,845,412
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (280,398,576)     (79,569,597)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations        (325,246,365)      14,631,003
=========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                    (2,317,576)      (2,486,739)
---------------------------------------------------------------------------------------------------------
  Series II                                                                   (1,044,721)      (1,064,477)
=========================================================================================================
     Total distributions from net investment income                           (3,362,297)      (3,551,216)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                   (50,134,173)     (23,181,770)
---------------------------------------------------------------------------------------------------------
  Series II                                                                  (40,634,468)     (17,896,086)
=========================================================================================================
     Total distributions from net realized gains                             (90,768,641)     (41,077,856)
=========================================================================================================
Share transactions-net:
  Series I                                                                    (7,248,339)     (72,884,455)
---------------------------------------------------------------------------------------------------------
  Series II                                                                    7,590,709      (22,324,644)
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                              342,370      (95,209,099)
=========================================================================================================
     Net increase (decrease) in net assets                                  (419,034,933)    (125,207,168)
=========================================================================================================


NET ASSETS:

  Beginning of year                                                          703,602,214      828,809,382
=========================================================================================================
  End of year (includes undistributed net investment income of
     $4,480,578 and $3,285,259, respectively)                              $ 284,567,281    $ 703,602,214
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. BASIC VALUE FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

AIM V.I. BASIC VALUE FUND
      of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.695%
-------------------------------------------------------------------
Next $250 million                                            0.67%
-------------------------------------------------------------------
Next $500 million                                            0.645%
-------------------------------------------------------------------
Next $1.5 billion                                            0.62%
-------------------------------------------------------------------
Next $2.5 billion                                            0.595%
-------------------------------------------------------------------
Next $2.5 billion                                            0.57%
-------------------------------------------------------------------
Next $2.5 billion                                            0.545%
-------------------------------------------------------------------
Over $10 billion                                             0.52%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Also, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $9,954.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $124,739 for accounting and fund administrative services and reimbursed $1,214,110 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the

AIM V.I. BASIC VALUE FUND
course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                              INVESTMENTS IN
INPUT LEVEL                                                                     SECURITIES
--------------------------------------------------------------------------------------------
Level 1                                                                        $292,397,531
--------------------------------------------------------------------------------------------
Level 2                                                                          24,559,281
--------------------------------------------------------------------------------------------
Level 3                                                                                  --
============================================================================================
                                                                               $316,956,812
____________________________________________________________________________________________
============================================================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $860,991 and securities sales of $1,045,324, which resulted in net realized gains (losses) of $(52,550).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $5,838.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $4,608 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


AIM V.I. BASIC VALUE FUND

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS


TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $12,265,002     $ 3,968,116
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        81,865,936      40,660,956
========================================================================================================
Total distributions                                                          $94,130,938     $44,629,072
________________________________________________________________________________________________________
========================================================================================================




TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   4,561,876
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (137,867,426)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (80,645)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (40,544,208)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (1,009,720)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        459,507,404
================================================================================================
Total net assets                                                                   $ 284,567,281
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                     CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD*
---------------------------------------------------------------------------------
December 31, 2016                                                    $40,544,208
_________________________________________________________________________________
=================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $286,140,414 and $375,483,628, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  16,212,834
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (154,080,260)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(137,867,426)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $454,824,238.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and proxy costs, on December 31, 2008, undistributed net investment income was increased by $152,546, undistributed net realized gain (loss) was decreased by $94,091 and shares of beneficial interest decreased by $58,455. This reclassification had no effect on the net assets of the Fund.


AIM V.I. BASIC VALUE FUND

NOTE 11--SHARE INFORMATION


                                                                            SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------
                                                                      2008(a)                       2007
                                                             -------------------------   --------------------------
                                                               SHARES        AMOUNT        SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    1,778,569   $ 13,914,876    1,186,578   $  16,337,122
-------------------------------------------------------------------------------------------------------------------
  Series II                                                   2,620,573     20,597,994    3,442,657      47,498,968
===================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                   12,700,181     52,451,749    1,956,442      25,668,509
-------------------------------------------------------------------------------------------------------------------
  Series II                                                  10,165,656     41,679,189    1,458,505      18,960,563
===================================================================================================================
Reacquired:
  Series I                                                   (7,399,923)   (73,614,964)  (8,375,086)   (114,890,086)
-------------------------------------------------------------------------------------------------------------------
  Series II                                                  (5,649,845)   (54,686,474)  (6,480,533)    (88,784,175)
===================================================================================================================
Net increase (decrease) in share activity                    14,215,211   $    342,370   (6,811,437)  $ (95,209,099)
___________________________________________________________________________________________________________________
===================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                            NET GAINS
                                           (LOSSES) ON
                   NET ASSET      NET      SECURITIES                DIVIDENDS  DISTRIBUTIONS
                     VALUE,   INVESTMENT      (BOTH     TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                   BEGINNING    INCOME    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END    TOTAL
                   OF PERIOD    (LOSS)     UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD  RETURN(B)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended
  12/31/08           $12.73     $ 0.10(a)    $(6.68)      $(6.58)     $(0.09)       $(1.96)        $(2.05)      $ 4.10      (51.77)%
Year ended
  12/31/07            13.35       0.07(a)      0.17         0.24       (0.08)        (0.78)         (0.86)       12.73        1.62
Year ended
  12/31/06            12.37       0.07(a)      1.54         1.61       (0.05)        (0.58)         (0.63)       13.35       13.12
Year ended
  12/31/05            11.84       0.05         0.63         0.68       (0.01)        (0.14)         (0.15)       12.37        5.74
Year ended
  12/31/04            10.66       0.02         1.16         1.18          --            --             --        11.84       11.07
-----------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended
  12/31/08            12.62       0.07(a)     (6.61)       (6.54)      (0.05)        (1.96)         (2.01)        4.07      (51.90)
Year ended
  12/31/07            13.24       0.04(a)      0.16         0.20       (0.04)        (0.78)         (0.82)       12.62        1.36
Year ended
  12/31/06            12.26       0.04(a)      1.54         1.58       (0.02)        (0.58)         (0.60)       13.24       12.94
Year ended
  12/31/05            11.76       0.02         0.62         0.64          --         (0.14)         (0.14)       12.26        5.43
Year ended
  12/31/04            10.61      (0.01)        1.16         1.15          --            --             --        11.76       10.84
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                                        RATIO OF
                                       RATIO OF        EXPENSES TO
                                       EXPENSES        AVERAGE NET
                                      TO AVERAGE     ASSETS WITHOUT   RATIO OF NET
                                      NET ASSETS       FEE WAIVERS     INVESTMENT
                     NET ASSETS,   WITH FEE WAIVERS      AND/OR       INCOME (LOSS)
                    END OF PERIOD   AND/OR EXPENSES     EXPENSES     TO AVERAGE NET  PORTFOLIO
                   (000S OMITTED)      ABSORBED         ABSORBED         ASSETS       TURNOVER
----------------------------------------------------------------------------------------------
SERIES I
Year ended
  12/31/08            $157,693           1.03%(c)         1.03%(c)         0.99%(c)      58%
Year ended
  12/31/07             399,974           0.96             0.99             0.52          25
Year ended
  12/31/06             489,352           0.97             1.02             0.54          15
Year ended
  12/31/05             487,332           0.97             1.02             0.38          16
Year ended
  12/31/04             496,837           1.02             1.02             0.17          14
----------------------------------------------------------------------------------------------
SERIES II
Year ended
  12/31/08             126,874           1.28(c)          1.28(c)          0.74(c)       58
Year ended
  12/31/07             303,628           1.21             1.24             0.27          25
Year ended
  12/31/06             339,457           1.22             1.27             0.29          15
Year ended
  12/31/05             363,393           1.22             1.27             0.13          16
Year ended
  12/31/04             353,605           1.27             1.27            (0.08)         14
______________________________________________________________________________________________
==============================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Ratios are based on average daily net assets (000's omitted) of $280,517 and $218,346 for Series I and Series II shares, respectively.



AIM V.I. BASIC VALUE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


AIM V.I. BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $582.60        $4.14       $1,019.91       $5.28        1.04%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        582.00         5.13        1,018.65        6.55        1.29
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. BASIC VALUE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $81,865,936
     Corporate Dividends Received Deduction*                  73.53%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. BASIC VALUE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. BASIC VALUE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. BASIC VALUE FUND

[INVESCO AIM LOGO]             AIM V.I. CAPITAL APPRECIATION FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                         [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC
Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products")
that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,
2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN
MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. CAPITAL APPRECIATION FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       capitalizations. Additionally, we avoid
                                                                                          building concentrated position sizes and
A new management team led by Senior Portfolio Manager Rob Lloyd and Portfolio Manager     expect to hold numerous stocks in the
Ryan Amerman took over management responsibilities for the Fund on February 4, 2008. A    portfolio. Our target holding period is
detailed explanation of the team's investment strategy is included in this report.        two to three years for each stock.

   For the year ended December 31, 2008, Series I shares of AIM V.I. Capital                 We consider selling a stock when it no
Appreciation Fund, excluding variable product issuer charges, had negative returns and    longer meets our investment criteria,
underperformed the Fund's style-specific index, the Russell 1000 Growth                   based on:
Index.(triangle) This underperformance was due to both stock selection and sector
allocation. The Fund's Series I shares, excluding variable product issuer charges, also   o  Deteriorating fundamental business
underperformed the broad market, represented by the S&P 500 Index. (triangle)                prospects
Underperformance versus the S&P 500 Index was also due to stock selection and sector
allocation.                                                                               o  Declining quantitative rank

   Your Fund's long-term performance appears later in this report.                        o  Negative changes to the investment
                                                                                             thesis
FUND VS. INDEXES
                                                                                          o  Finding a more attractive opportunity
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges. If
variable product issuer charges were included, returns would be lower.                    MARKET CONDITIONS AND YOUR FUND

Series I Shares                                                                 -42.49%   Many factors contributed to the negative
Series II Shares                                                                -42.63    performance of most major market indexes
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    for the year ended December 31, 2008.(1)
Russell 1000 Growth Index(triangle) (Style-Specific Index)                      -38.44    The chief catalyst was the ongoing
Lipper VUF Multi-Cap Growth Funds Category Average(triangle) (Peer Group)       -42.50    subprime loan crisis and its far-reaching
                                                                                          effects on credit availability.
(triangle)Lipper Inc.                                                                     Additionally, record high crude oil
=======================================================================================   prices(2), falling home values and the
                                                                                          weak U.S. dollar placed significant
HOW WE INVEST                                in all areas of the market, including many   pressure on the purchasing power of
                                             sectors that are not traditionally           consumers. Later in the year, consumer
We believe a growth investment strategy is   identified as growth sectors.                confidence fell and market volatility
an essential component of a diversified                                                   increased dramatically due to growing
portfolio.                                      Our fundamental analysis focuses on       fears of a global recession.
                                             identifying industries and companies with
   Our investment process seeks to           strong fundamental drivers of high-quality      To ensure the orderly functioning of
identify companies that generate             growth in revenues, earnings and cash        the credit markets and prevent a more
sustainable revenue, earnings and cash       flow. Our valuation analysis focuses on      severe economic downturn, in early October
flow growth that is not fully reflected in   identifying attractively valued stocks       Congress enacted a $700 billion rescue
investor expectations or equity              based on their growth potential over a       plan -- the Troubled Assets Relief
valuations.                                  two- to three-year time horizon. Our         Program. In addition, the U.S. Federal
                                             timeliness analysis employs moving average   Reserve, in concert with other central
   We begin with a quantitative model that   analysis and other selected factors to       banks, dramatically lowered short-term
ranks companies based on a set of growth,    identify the timeliness of a stock           interest rates.
quality and timeliness factors. This         transaction.
proprietary model provides an objective                                                      In this environment, the Fund's Series
approach to identifying new investment          We carefully construct the portfolio      I shares, excluding variable product
opportunities.                               with a goal to minimize unnecessary risk.    issuer charges, underperformed the Russell
                                             We seek to accomplish this goal by           1000 Growth Index for the year.(1)
   Our stock selection process is based on   diversifying portfolio holdings across       Underperformance versus the index was
a rigorous three-step process that           countries, sectors, industries and market    driven mainly by stock selection in the
includes fundamental, valuation and                                                       industrials, consumer discretionary and
timeliness analysis. Importantly, we                                                      information technology (IT) sectors, as
search for compelling growth companies

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Consumer Staples                     23.3%   1. Health Care Equipment             10.9%    1. Colgate-Palmolive Co.             4.6%
Health Care                          23.0    2. Aerospace & Defense               10.0     2. Johnson & Johnson                 4.5
Information Technology               14.2    3. Household Products                 8.9     3. Procter & Gamble Co.              4.3
Industrials                          14.1    4. Pharmaceuticals                    7.3     4. Coca-Cola Co. (The)               4.1
Energy                                6.1    5. Soft Drinks                        7.2     5. Baxter International Inc.         4.0
Financials                            5.3    ==========================================    6. Microsoft Corp.                   3.3
Telecommunication Services            3.2                                                  7. Kellogg Co.                       3.1
Consumer Discretionary                1.3    ==========================================    8. Raytheon Co.                      3.1
Materials                             1.3    Total Net Assets            $668.9 million    9. PepsiCo, Inc.                     3.1
Money Market Funds Plus                                                                   10. Accenture Ltd. - Class A          2.9
Other Assets Less Liabilities         8.2    Total Number of Holdings*              74
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


AIM V.I. CAPITAL APPRECIATION FUND

well as overweight positions in the          leading contributors to Fund performance                       ROBERT LLOYD
materials and energy sectors. Some of this   was tobacco holding UST.                                       Chartered Financial
underperformance was offset by                                                                  [LLOYD      Analyst, senior
outperformance in the financials and            Prior to the close of the year, we sold         PHOTO]      portfolio manager, is
consumer staples sectors.                    our holdings in both T. Rowe Price and                         lead manager of AIM V.I.
                                             UST.                                                           Capital Appreciation
   The Fund underperformed the Russell                                                    Fund. He joined Invesco Aim in 2000 and
1000 Growth Index by the widest margin in       The Fund's cash position also helped      was named a portfolio manager in 2001. Mr.
the industrials and materials sectors.       the Fund's performance versus the Russell    Lloyd earned a B.B.A. from the University
While underperformance in the industrials    1000 Growth Index given the weak market.     of Notre Dame and an M.B.A. from the
sector was driven by both stock selection                                                 University of Chicago.
and an overweight position,                     During the year, our investment process
underperformance in the materials sector     led us to reduce our exposure to the more                      RYAN AMERMAN
was driven primarily by an overweight        economically sensitive IT and consumer                         Chartered Financial
position. Many holdings in these two         discretionary sectors, as well as the             [AMERMAN     Analyst, portfolio
sectors were hurt by fears that the          industrials, materials, energy and                 PHOTO]      manager, is manager of
slowdown in the U.S. economy would lead to   financials sectors. Proceeds from these                        AIM V.I. Capital
a global recession. Examples of holdings     sales were primarily invested in the more                      Appreciation Fund. He
in these two sectors that detracted from     defensive consumer staples and health care   joined Invesco Aim in 1996. Mr. Amerman
Fund performance included materials          sectors.                                     earned a B.B.A. from Stephen F. Austin
holdings XSTRATA PLC and THE MOSAIC                                                       State University and an M.B.A. with an
COMPANY, as well as industrials holding         We thank you for your commitment to AIM   emphasis in finance from the University of
MCDERMOTT INTERNATIONAL.                     V.I. Capital Appreciation Fund.              St. Thomas.

   Underperformance in the IT and consumer   (1) Lipper Inc.                              Assisted by the Large/Multi-Cap Growth
discretionary sectors was driven primarily   (2) Bloomberg L.P.                           Team
by stock selection. The Fund also
underperformed in the energy sector,         The views and opinions expressed in
largely due to an overweight position.       management's discussion of Fund
After reaching record highs in July          performance are those of Invesco Aim
2008(2), the price of oil fell sharply due   Advisors, Inc. These views and opinions
to weakening demand caused by the global     are subject to change at any time based on
economic slowdown. One of the leading        factors such as market and economic
detractors from performance in the energy    conditions. These views and opinions may
sector was NATIONAL OILWELL Varco.           not be relied upon as investment advice or
                                             recommendations, or as an offer for a
   The Fund outperformed the Russell 1000    particular security. The information is
Growth Index by the widest margin in the     not a complete analysis of every aspect of
financials sector. The financials sector     any market, country, industry, security or
was the weakest performing sector in the     the Fund. Statements of fact are from
index for the year, as the credit crisis     sources considered reliable, but Invesco
intensified and a liquidity crunch           Aim Advisors, Inc. makes no representation
emerged. Outperformance versus the index     or warranty as to their completeness or
was driven by stock selection and an         accuracy. Although historical performance
underweight position in the financials       is no guarantee of future results, these
sector.                                      insights may help you understand our
                                             investment management philosophy.
   One contributor to Fund performance was
financial services holding T. ROWE PRICE.    See important Fund and index disclosures
The Fund's underweight positions in the      later in this report.
capital markets, consumer finance,
diversi-fied financials and real estate
industries were also key drivers of
outperformance versus the index, as many
companies in those industries had steep
declines in their stock prices when
investor confidence faltered.

   The Fund also outperformed the Russell
1000 Growth Index in the consumer staples sector, due to both an overweight position and stock selection. While the consumer staples sector had negative returns, its more defensive nature made it a refuge in the volatile market, and it held up better than all other sectors in the index. One of the

AIM V.I. CAPITAL APPRECIATION FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.      AIM V.I. CAPITAL APPRECIATION FUND, A
As of 12/31/08                                                                            SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                                THE PERFORMANCE DATA QUOTED REPRESENT     FUNDS, IS CURRENTLY OFFERED THROUGH
SERIES I SHARES                              PAST PERFORMANCE AND CANNOT GUARANTEE        INSURANCE COMPANIES ISSUING VARIABLE
Inception (5/5/93)                   4.65%   COMPARABLE FUTURE RESULTS; CURRENT           PRODUCTS. YOU CANNOT PURCHASE SHARES OF
10 Years                            -2.59    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   THE FUND DIRECTLY. PERFORMANCE FIGURES
 5 Years                            -4.49    CONTACT YOUR VARIABLE PRODUCT ISSUER OR      GIVEN REPRESENT THE FUND AND ARE NOT
 1 Year                            -42.49    FINANCIAL ADVISOR FOR THE MOST RECENT        INTENDED TO REFLECT ACTUAL VARIABLE
                                             MONTH-END VARIABLE PRODUCT PERFORMANCE.      PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES II SHARES                             PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CHARGES, EXPENSES AND FEES ASSESSED IN
10 Years                            -2.82%   REINVESTED DISTRIBUTIONS AND CHANGES IN      CONNECTION WITH A VARIABLE PRODUCT. SALES
 5 Years                            -4.73    NET ASSET VALUE. INVESTMENT RETURN AND       CHARGES, EXPENSES AND FEES, WHICH ARE
 1 Year                            -42.63    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   DETERMINED BY THE VARIABLE PRODUCT
==========================================   MAY HAVE A GAIN OR LOSS WHEN YOU SELL        ISSUERS, WILL VARY AND WILL LOWER THE
                                             SHARES.                                      TOTAL RETURN.
SERIES II SHARES' INCEPTION DATE IS AUGUST
21, 2001. RETURNS SINCE THAT DATE ARE           THE TOTAL ANNUAL FUND OPERATING EXPENSE      THE MOST RECENT MONTH-END PERFORMANCE
HISTORICAL. ALL OTHER RETURNS ARE THE        RATIO SET FORTH IN THE MOST RECENT FUND      DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
BLENDED RETURNS OF THE HISTORICAL            PROSPECTUS AS OF THE DATE OF THIS REPORT     PRODUCT CHARGES, IS AVAILABLE ON THIS
PERFORMANCE OF SERIES II SHARES SINCE        FOR SERIES I AND SERIES II SHARES WAS        INVESCO AIM AUTOMATED INFORMATION LINE,
THEIR INCEPTION AND THE RESTATED             0.88% AND 1.13%, RESPECTIVELY. THE EXPENSE   866 702 4402. AS MENTIONED ABOVE, FOR THE
HISTORICAL PERFORMANCE OF SERIES I SHARES    RATIOS PRESENTED ABOVE MAY VARY FROM THE     MOST RECENT MONTH-END PERFORMANCE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
II SHARES) ADJUSTED TO REFLECT THE RULE      OF THIS REPORT THAT ARE BASED ON EXPENSES    CONTACT YOUR VARIABLE PRODUCT ISSUER OR
12B-1 FEES APPLICABLE TO SERIES II SHARES.   INCURRED DURING THE PERIOD COVERED BY THIS   FINANCIAL ADVISOR.
THE INCEPTION DATE OF SERIES I SHARES IS     REPORT.
MAY 5, 1993.

   THE PERFORMANCE OF THE FUND'S SERIES I
AND SERIES II SHARE CLASSES WILL DIFFER

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Index data from 4/30/93, Fund data from 5/5/93

                                                               Lipper VUF
           AIM V.I. Capital                                 Multi-Cap Growth
          Appreciation Fund-    S&P 500     Russell 1000     Funds Category
  Date      Series I Shares     Index(1)  Growth Index(1)      Average(1)

4/30/93                        $   10000      $  10000           $10000
   5/93         $10320             10267         10350            10492
   6/93          10200             10297         10256            10576
   7/93          10390             10255         10072            10533
   8/93          10990             10644         10486            11083
   9/93          11370             10562         10409            11411
  10/93          11440             10780         10698            11536
  11/93          11261             10678         10626            11216
  12/93          11950             10807         10809            11564
   1/94          12590             11174         11060            11921
   2/94          12831             10871         10857            11811
   3/94          11820             10398         10332            11141
   4/94          11940             10531         10380            11092
   5/94          11770             10703         10537            11044
   6/94          11099             10441         10225            10581
   7/94          11378             10784         10575            10843
   8/94          12209             11225         11163            11533
   9/94          12239             10950         11012            11413
  10/94          12620             11196         11271            11670
  11/94          12070             10789         10910            11266
  12/94          12249             10949         11092            11439
   1/95          12098             11232         11330            11440
   2/95          12750             11670         11804            11912
   3/95          13343             12013         12149            12306
   4/95          13624             12367         12414            12498
   5/95          13996             12860         12846            12805
   6/95          15101             13159         13342            13674
   7/95          16537             13595         13897            14692
   8/95          16677             13629         13912            14946
   9/95          17259             14204         14553            15429
  10/95          16888             14153         14563            15222
  11/95          17089             14773         15129            15773
  12/95          16621             15058         15216            15754
   1/96          16772             15570         15725            16071
   2/96          17666             15715         16013            16622
   3/96          17647             15866         16033            16820
   4/96          18732             16100         16455            17590
   5/96          19324             16514         17030            18074
   6/96          18601             16577         17053            17696
   7/96          17005             15845         16054            16328
   8/96          17980             16180         16468            17061
   9/96          19346             17090         17667            18189
  10/96          19035             17561         17774            18095
  11/96          19979             18887         19108            18999
  12/96          19547             18513         18734            18640
   1/97          20403             19669         20048            19645
   2/97          19559             19824         19913            19003
   3/97          18362             19011         18835            17980
   4/97          18694             20144         20086            18428
   5/97          20535             21376         21535            19968
   6/97          21180             22326         22397            20681
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

   7/97          23353             24102         24378            22584
   8/97          23082             22753         22951            22071
   9/97          24190             23998         24080            23468
  10/97          22649             23198         23190            22549
  11/97          22398             24271         24175            22621
  12/97          22192             24687         24446            22768
   1/98          21764             24960         25177            22868
   2/98          23814             26759         27071            24819
   3/98          24609             28129         28150            26037
   4/98          25222             28417         28540            26373
   5/98          24069             27929         27730            25434
   6/98          25039             29063         29428            26739
   7/98          24163             28755         29234            26068
   8/98          19683             24601         24846            21425
   9/98          21346             26178         26755            23028
  10/98          22388             28304         28905            24317
  11/98          23736             30019         31104            26083
  12/98          26480             31748         33909            29030
   1/99          26954             33075         35900            30821
   2/99          25250             32047         34260            29166
   3/99          26386             33329         36064            30709
   4/99          27228             34620         36110            31553
   5/99          27114             33803         35000            31064
   6/99          29006             35674         37452            33111
   7/99          28156             34565         36262            32350
   8/99          28018             34394         36854            32046
   9/99          28206             33452         36080            32062
  10/99          30257             35568         38805            34146
  11/99          32853             36291         40898            36932
  12/99          38300             38425         45152            42727
   1/00          37645             36495         43035            41172
   2/00          42576             35805         45139            46022
   3/00          43619             39305         48369            47218
   4/00          40283             38123         46068            43573
   5/00          37874             37342         43748            40845
   6/00          41456             38261         47064            44223
   7/00          41046             37664         45102            43051
   8/00          46439             40002         49185            47438
   9/00          43834             37891         44533            44839
  10/00          40854             37730         42425            42242
  11/00          33124             34757         36172            35775
  12/00          34124             34928         35027            36244
   1/01          35783             36166         37447            37338
   2/01          30229             32871         31090            31525
   3/01          26910             30790         27706            27994
   4/01          29588             33180         31211            31493
   5/01          29289             33403         30751            31355
   6/01          28759             32590         30039            30872
   7/01          27675             32269         29288            29239
   8/01          25306             30251         26893            26803
   9/01          22120             27809         24208            23268
  10/01          23391             28339         25478            24822
  11/01          25738             30512         27926            27272
  12/01          26180             30780         27873            27760
   1/02          25722             30331         27381            27052
   2/02          24624             29746         26245            25683
   3/02          26119             30865         27152            27055
   4/02          24611             28994         24936            25524
   5/02          24154             28781         24333            24908
   6/02          22465             26732         22082            22726
   7/02          20417             24649         20868            20702
   8/02          20368             24810         20931            20637
   9/02          18789             22116         18759            19019
  10/02          20465             24061         20480            20412
  11/02          21296             25476         21593            21604
  12/02          19801             23980         20101            20104
   1/03          19270             23353         19613            19843
====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

   2/03          19185             23002         19523            19662
   3/03          19450             23225         19887            19991
   4/03          20751             25137         21357            21512
   5/03          21777             26460         22423            23031
   6/03          22053             26798         22732            23328
   7/03          22874             27271         23297            23995
   8/03          23740             27801         23877            24890
   9/03          22945             27507         23621            24370
  10/03          24583             29062         24948            26103
  11/03          25102             29318         25209            26526
  12/03          25644             30854         26081            27141
   1/04          26114             31420         26614            27809
   2/04          26320             31857         26783            28053
   3/04          25875             31376         26286            27851
   4/04          25068             30885         25980            27010
   5/04          25587             31308         26465            27642
   6/04          26178             31916         26795            28220
   7/04          24563             30860         25281            26326
   8/04          24140             30984         25156            25942
   9/04          24852             31319         25395            26894
  10/04          25466             31798         25791            27416
  11/04          26622             33084         26678            28877
  12/04          27346             34209         27724            29995
   1/05          26575             33376         26800            29029
   2/05          27093             34077         27085            29421
   3/05          26430             33475         26591            28873
   4/05          25489             32840         26085            27921
   5/05          26669             33884         27347            29560
   6/05          26730             33933         27246            29879
   7/05          28118             35194         28578            31436
   8/05          28092             34873         28210            31319
   9/05          28876             35155         28340            31921
  10/05          28382             34569         28064            31429
  11/05          29540             35875         29275            32947
  12/05          29762             35888         29183            33217
   1/06          31208          36838.26       29695.7            34911
   2/06          30812             36938         29649            34269
   3/06          31536             37398         30086            34975
   4/06          31728             37899         30045            35213
   5/06          29859             36810         29027            33262
   6/06          29653             36859         28912            33162
   7/06          28666             37086         28362            32204
   8/06          29294             37967         29247            32999
   9/06          30211             38945         30050            33656
  10/06          30851             40213         31107            34931
  11/06          31564             40977         31724            36053
  12/06          31643             41552         31831            35952
   1/07          32136             42179         32650            36775
   2/07          31532             41357         32036            36176
   3/07          32112             41819         32210            36501
   4/07          33512             43670         33726            38085
   5/07          35191             45193         34939            39670
   6/07          34699             44442         34418            39396
   7/07          33866             43066         33884            38750
   8/07          34492             43711         34424            39343
   9/07          36183             45344         35866            41522
  10/07          37547             46065         37087            43407
  11/07          35771             44138         35721            41172
  12/07          35445             43833         35592            41139
   1/08          31631             41204         32816            37589
   2/08          30787             39867         32165            36664
   3/08          30208             39694         31969            36037
   4/08          31993             41627         33647            38210
   5/08          33513             42166         34880            39654
   6/08          31462             38615         32368            36768
   7/08          30109             38290         31753            35856
   8/08          29712             38844         32095            35888
====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

   9/08          26066             35387         28378            31058
  10/08          21551             29444         23382            25247
  11/08          19911             27331         21522            22813
  12/08          20362             27619         21911            23436
====================================================================================================================================

AIM V.I. CAPITAL APPRECIATION FUND

AIM V.I. CAPITAL APPRECIATION FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND        The prices of initial public offering        A direct investment cannot be made in
                                             (IPO) securities may go up and down more     an index. Unless otherwise indicated,
The Fund may engage in active and frequent   than prices of equity securities of          index results include reinvested
trading of portfolio securities to achieve   companies with longer trading histories.     dividends, and they do not reflect sales
its investment objective. If a fund does     In addition, companies offering securities   charges. Performance of an index of funds
trade in this way, it may incur increased    in IPOs may have less experienced            reflects fund expenses; performance of a
costs, which can lower the actual return     management or limited operating histories.   market index does not.
of the fund. Active trading may also         There can be no assurance that the Fund
increase short term gains and losses,        will have favorable IPO investment           OTHER INFORMATION
which may affect taxes that must be paid.    opportunities.
                                                                                          The Chartered Financial
   Since a large percentage of the Fund's    ABOUT INDEXES USED IN THIS REPORT            Analyst--REGISTERED TRADEMARK--
assets may be invested in securities of a                                                 (CFA--REGISTERED TRADEMARK--) designation
limited number of companies, each            The S&P 500--REGISTERED TRADEMARK-- INDEX    is a globally recognized standard for
investment has a greater effect on the       is a market capitalization-weighted index    measuring the competence and integrity of
Fund's overall performance, and any change   covering all major areas of the U.S.         investment professionals.
in the value of those securities could       economy. It is not the 500 largest
significantly affect the value of your       companies, but rather the most widely held      The returns shown in management's
investment in the Fund.                      500 companies chosen with respect to         discussion of Fund performance are based
                                             market size, liquidity, and their            on net asset values calculated for
   Prices of equity securities change in     industry.                                    shareholder transactions. Generally
response to many factors, including the                                                   accepted accounting principles require
historical and prospective earnings of the      The RUSSELL 1000--REGISTERED              adjustments to be made to the net assets
issuer, the value of its assets, general     TRADEMARK-- GROWTH INDEX measures the        of the Fund at period end for financial
economic conditions, interest rates,         performance of those Russell 1000            reporting purposes, and as such, the net
investor perceptions and market liquidity.   companies with higher price-to-book ratios   asset values for shareholder transactions
                                             and higher forecasted growth values. The     and the returns based on those net asset
   Foreign securities have additional        Russell 1000 Growth Index is a               values may differ from the net asset
risks, including exchange rate changes,      trademark/service mark of the Frank          values and returns reported in the
political and economic upheaval, relative    Russell Company. Russell--REGISTERED         Financial Highlights. Additionally, the
lack of information, relatively low market   TRADEMARK-- is a trademark of the Frank      returns and net asset values shown
liquidity, and the potential lack of         Russell Company.                             throughout this report are at the Fund
strict financial and accounting controls                                                  level only and do not include variable
and standards.                                  The LIPPER VUF MULTI-CAP GROWTH FUNDS     product issuer charges. If such charges
                                             CATEGORY AVERAGE represents an average of    were included, the total returns would be
   There is no guarantee that the            all of the variable insurance underlying     lower.
investment techniques and risk analysis      funds in the Lipper Multi-Cap Growth Funds
used by the Fund's portfolio managers will   category. These funds typically have an         Industry classifications used in this
produce the desired results.                 above-average price-to-earnings ratio,       report are generally according to the
                                             price-to-book ratio, and three-year          Global Industry Classification Standard,
   The prices of securities held by the      sales-per-share growth value, compared to    which was developed by and is the
Fund may decline in response to market       the S&P Composite 1500 Index.                exclusive property and a service mark of
risks.                                                                                    MSCI Inc. and Standard & Poor's.
                                                The Fund is not managed to track the
   Investing in a fund that invests in       performance of any particular index,
smaller companies involves risks not         including the indexes defined here, and
associated with investing in more            consequently, the performance of the Fund
established companies, such as business      may deviate significantly from the
risk, stock price fluctuations and           performance of the indexes.
illiquidity.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-91.82%

AEROSPACE & DEFENSE-10.05%

General Dynamics Corp.                                  117,598    $  6,772,469
-------------------------------------------------------------------------------
Honeywell International Inc.                            252,347       8,284,552
-------------------------------------------------------------------------------
Lockheed Martin Corp.                                   123,988      10,424,911
-------------------------------------------------------------------------------
Raytheon Co.                                            405,980      20,721,219
-------------------------------------------------------------------------------
Rockwell Collins, Inc.                                   75,697       2,958,996
-------------------------------------------------------------------------------
Spirit AeroSystems Holdings Inc.-Class A(b)             223,020       2,268,113
-------------------------------------------------------------------------------
United Technologies Corp.                               294,301      15,774,534
===============================================================================
                                                                     67,204,794
===============================================================================


APPLICATION SOFTWARE-1.95%

Adobe Systems Inc.(b)                                   366,446       7,801,635
-------------------------------------------------------------------------------
Amdocs Ltd.(b)                                          139,898       2,558,735
-------------------------------------------------------------------------------
Autodesk, Inc.(b)                                       138,145       2,714,549
===============================================================================
                                                                     13,074,919
===============================================================================


BIOTECHNOLOGY-3.67%

Genentech, Inc.(b)                                       63,895       5,297,534
-------------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                                377,092      19,284,485
===============================================================================
                                                                     24,582,019
===============================================================================


COAL & CONSUMABLE FUELS-0.81%

CONSOL Energy Inc.                                      107,402       3,069,549
-------------------------------------------------------------------------------
Peabody Energy Corp.                                    102,422       2,330,101
===============================================================================
                                                                      5,399,650
===============================================================================


COMMUNICATIONS EQUIPMENT-2.95%

Cisco Systems, Inc.(b)                                  309,038       5,037,319
-------------------------------------------------------------------------------
Nokia-ADR (Finland)                                     490,404       7,650,303
-------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(b)                     173,045       7,022,166
===============================================================================
                                                                     19,709,788
===============================================================================


COMPUTER HARDWARE-0.92%

Apple Inc.(b)                                            33,261       2,838,826
-------------------------------------------------------------------------------
International Business Machines Corp.                    39,725       3,343,256
===============================================================================
                                                                      6,182,082
===============================================================================


CONSTRUCTION & ENGINEERING-0.72%

Fluor Corp.                                              75,619       3,393,025
-------------------------------------------------------------------------------
Foster Wheeler Ltd.(b)                                   60,221       1,407,967
===============================================================================
                                                                      4,800,992
===============================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.23%

Joy Global Inc.                                          67,578       1,546,860
===============================================================================


DIVERSIFIED METALS & MINING-0.43%

BHP Billiton Ltd. (Australia)                            94,155       2,022,209
-------------------------------------------------------------------------------
Xstrata PLC (United Kingdom)                             91,438         864,982
===============================================================================
                                                                      2,887,191
===============================================================================


EDUCATION SERVICES-0.40%

Apollo Group Inc.-Class A(b)                             34,492       2,642,777
===============================================================================


ELECTRONIC MANUFACTURING SERVICES-0.34%

Trimble Navigation Ltd.(b)                              106,090       2,292,605
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-1.88%

Waste Management, Inc.                                  379,627      12,580,839
===============================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-0.91%

Monsanto Co.                                             15,653       1,101,189
-------------------------------------------------------------------------------
Mosaic Co. (The)                                         78,519       2,716,757
-------------------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc. (Canada)               31,222       2,286,075
===============================================================================
                                                                      6,104,021
===============================================================================


FOOD RETAIL-2.17%

Kroger Co. (The)                                        548,394      14,483,086
===============================================================================


HEALTH CARE EQUIPMENT-10.90%

Baxter International Inc.                               501,590      26,880,208
-------------------------------------------------------------------------------
Becton, Dickinson and Co.                               270,095      18,471,797
-------------------------------------------------------------------------------
Medtronic, Inc.                                         340,450      10,696,939
-------------------------------------------------------------------------------
St. Jude Medical, Inc.(b)                               511,386      16,855,283
===============================================================================
                                                                     72,904,227
===============================================================================


HEALTH CARE SERVICES-1.18%

Express Scripts, Inc.(b)                                 61,618       3,387,757
-------------------------------------------------------------------------------
Quest Diagnostics Inc.                                   86,269       4,478,224
===============================================================================
                                                                      7,865,981
===============================================================================


HEAVY ELECTRICAL EQUIPMENT-0.18%

ABB Ltd. (Switzerland)                                   82,244       1,237,294
===============================================================================


HOUSEHOLD PRODUCTS-8.87%

Colgate-Palmolive Co.                                   449,384      30,800,779
-------------------------------------------------------------------------------
Procter & Gamble Co. (The)                              461,235      28,513,548
===============================================================================
                                                                     59,314,327
===============================================================================


INDUSTRIAL CONGLOMERATES-0.32%

McDermott International, Inc.(b)                        216,707       2,141,065
===============================================================================


INSURANCE BROKERS-0.50%

Aon Corp.                                                73,273       3,347,111
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL APPRECIATION FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
INTEGRATED OIL & GAS-2.39%

Exxon Mobil Corp.                                        35,520    $  2,835,562
-------------------------------------------------------------------------------
Marathon Oil Corp.                                       93,762       2,565,328
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                              175,954      10,555,480
===============================================================================
                                                                     15,956,370
===============================================================================


INTERNET SOFTWARE & SERVICES-1.34%

Google Inc.-Class A(b)                                   29,240       8,995,686
===============================================================================


IT CONSULTING & OTHER SERVICES-3.41%

Accenture Ltd.-Class A                                  592,569      19,430,337
-------------------------------------------------------------------------------
Cognizant Technology Solutions Corp.-Class A(b)         186,330       3,365,120
===============================================================================
                                                                     22,795,457
===============================================================================


MARINE-0.24%

Mitsui O.S.K. Lines, Ltd. (Japan)                        48,336         296,591
-------------------------------------------------------------------------------
Nippon Yusen Kabushiki Kaisha (Japan)                   209,097       1,288,474
===============================================================================
                                                                      1,585,065
===============================================================================


MULTI-LINE INSURANCE-0.41%

Assurant, Inc.                                           92,300       2,769,000
===============================================================================


OIL & GAS DRILLING-0.76%

Transocean Ltd. (Switzerland)(b)                        107,268       5,068,413
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-1.70%

Baker Hughes Inc.                                        79,187       2,539,527
-------------------------------------------------------------------------------
Cameron International Corp.(b)                          129,155       2,647,678
-------------------------------------------------------------------------------
National-Oilwell Varco Inc.(b)                          147,355       3,601,356
-------------------------------------------------------------------------------
Schlumberger Ltd.                                        60,595       2,564,986
===============================================================================
                                                                     11,353,547
===============================================================================


OIL & GAS REFINING & MARKETING-0.42%

Valero Energy Corp.                                     129,097       2,793,659
===============================================================================


PACKAGED FOODS & MEATS-4.58%

General Mills, Inc.                                     158,169       9,608,767
-------------------------------------------------------------------------------
Kellogg Co.                                             479,930      21,044,930
===============================================================================
                                                                     30,653,697
===============================================================================


PERSONAL PRODUCTS-0.48%

Avon Products, Inc.                                     132,895       3,193,467
===============================================================================


PHARMACEUTICALS-7.31%

Abbott Laboratories                                     249,034      13,290,945
-------------------------------------------------------------------------------
Johnson & Johnson                                       503,438      30,120,695
-------------------------------------------------------------------------------
Shire PLC (United Kingdom)                              370,645       5,499,963
===============================================================================
                                                                     48,911,603
===============================================================================


PROPERTY & CASUALTY INSURANCE-4.39%

ACE Ltd. (Switzerland)                                  268,894      14,229,870
-------------------------------------------------------------------------------
Chubb Corp. (The)                                       296,648      15,129,048
===============================================================================
                                                                     29,358,918
===============================================================================


PUBLISHING-0.39%

Morningstar, Inc.(b)                                     72,835       2,585,643
===============================================================================


RAILROADS-0.48%

Norfolk Southern Corp.                                   45,967       2,162,747
-------------------------------------------------------------------------------
Union Pacific Corp.                                      22,452       1,073,206
===============================================================================
                                                                      3,235,953
===============================================================================


RESTAURANTS-0.50%

McDonald's Corp.                                         53,814       3,346,693
===============================================================================


SOFT DRINKS-7.18%

Coca-Cola Co. (The)                                     606,977      27,477,849
-------------------------------------------------------------------------------
PepsiCo, Inc.                                           375,606      20,571,940
===============================================================================
                                                                     48,049,789
===============================================================================


SYSTEMS SOFTWARE-3.28%

Microsoft Corp.                                       1,127,326      21,915,217
===============================================================================


WIRELESS TELECOMMUNICATION SERVICES-3.18%

China Mobile Ltd. (China)                               399,211       4,047,497
-------------------------------------------------------------------------------
KDDI Corp. (Japan)                                        2,420      17,221,931
===============================================================================
                                                                     21,269,428
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $715,842,107)                                          614,139,233
===============================================================================



MONEY MARKET FUNDS-7.36%

Liquid Assets Portfolio-Institutional Class(c)       24,636,873      24,636,873
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             24,636,873      24,636,873
===============================================================================
     Total Money Market Funds (Cost $49,273,746)                     49,273,746
===============================================================================
TOTAL INVESTMENTS-99.18% (Cost $765,115,853)                        663,412,979
===============================================================================
OTHER ASSETS LESS LIABILITIES-0.82%                                   5,460,385
===============================================================================
NET ASSETS-100.00%                                                 $668,873,364
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $715,842,107)                          $  614,139,233
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   49,273,746
=======================================================
     Total investments (Cost
       $765,115,853)                        663,412,979
=======================================================
Foreign currencies, at value (Cost
  $4,923,602)                                 4,947,465
-------------------------------------------------------
Receivables for:
  Investments sold                              113,845
-------------------------------------------------------
  Fund shares sold                              755,716
-------------------------------------------------------
  Dividends                                     826,337
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             104,319
-------------------------------------------------------
Other assets                                        387
=======================================================
     Total assets                           670,161,048
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                        408,061
-------------------------------------------------------
  Accrued fees to affiliates                    523,983
-------------------------------------------------------
  Accrued other operating expenses              106,950
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              248,690
=======================================================
     Total liabilities                        1,287,684
=======================================================
Net assets applicable to shares
  outstanding                            $  668,873,364
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,112,502,660
-------------------------------------------------------
Undistributed net investment income           2,790,334
-------------------------------------------------------
Undistributed net realized gain (loss)     (344,740,104)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (101,679,526)
=======================================================
                                         $  668,873,364
_______________________________________________________
=======================================================



NET ASSETS:

Series I                                 $  492,079,229
_______________________________________________________
=======================================================
Series II                                $  176,794,135
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     29,126,521
_______________________________________________________
=======================================================
Series II                                    10,643,840
_______________________________________________________
=======================================================
Series I:
  Net asset value per share              $        16.89
_______________________________________________________
=======================================================
Series II:
  Net asset value per share              $        16.61
_______________________________________________________
=======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $80,410)                       $  12,072,724
-------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $98,623)                          1,233,538
=======================================================
     Total investment income                 13,306,262
=======================================================


EXPENSES:

Advisory fees                                 6,357,740
-------------------------------------------------------
Administrative services fees                  2,674,046
-------------------------------------------------------
Custodian fees                                   89,080
-------------------------------------------------------
Distribution fees -- Series II                  652,493
-------------------------------------------------------
Transfer agent fees                              71,537
-------------------------------------------------------
Trustees' and officers' fees and
  benefits                                       47,030
-------------------------------------------------------
Other                                           268,647
=======================================================
     Total expenses                          10,160,573
=======================================================
Less: Fees waived and expense offset
  arrangement(s)                                (50,926)
-------------------------------------------------------
     Net expenses                            10,109,647
-------------------------------------------------------
Net investment income                         3,196,615
=======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains (losses) from securities
     sold to affiliates of $(737,523))     (106,531,607)
-------------------------------------------------------
  Foreign currencies                           (173,302)
=======================================================
                                           (106,704,909)
=======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (443,154,750)
-------------------------------------------------------
  Foreign currencies                             23,000
=======================================================
                                           (443,131,750)
=======================================================
Net realized and unrealized gain (loss)    (549,836,659)
=======================================================
Net increase (decrease) in net assets
  resulting from operations               $(546,640,044)
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                               2008                2007
------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                            $    3,196,615      $     (453,651)
------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                  (106,704,909)         84,198,829
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (443,131,750)         90,262,939
============================================================================================================
     Net increase (decrease) in net assets resulting from operations        (546,640,044)        174,008,117
============================================================================================================

SHARE TRANSACTIONS-NET:

  Series I                                                                  (183,737,135)       (250,049,373)
------------------------------------------------------------------------------------------------------------
  Series II                                                                  (36,720,561)        (63,863,071)
============================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                         (220,457,696)       (313,912,444)
============================================================================================================
     Net increase (decrease) in net assets                                  (767,097,740)       (139,904,327)
____________________________________________________________________________________________________________
============================================================================================================


NET ASSETS:

  Beginning of year                                                        1,435,971,104       1,575,875,431
============================================================================================================
  End of year (includes undistributed net investment income of
     $2,790,334 and $(284,803), respectively)                             $  668,873,364      $1,435,971,104
____________________________________________________________________________________________________________
============================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is growth of capital.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. CAPITAL APPRECIATION FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

AIM V.I. CAPITAL APPRECIATION FUND
      of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
___________________________________________________________________
===================================================================




  Through December 31, 2009, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.695%
-------------------------------------------------------------------
Next $750 million                                            0.625%
-------------------------------------------------------------------
Next $1.5 billion                                            0.62%
-------------------------------------------------------------------
Next $2.5 billion                                            0.595%
-------------------------------------------------------------------
Next $2.5 billion                                            0.57%
-------------------------------------------------------------------
Next $2.5 billion                                            0.545%
-------------------------------------------------------------------
Over $10 billion                                             0.52%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $50,220.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing

AIM V.I. CAPITAL APPRECIATION FUND
participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $248,922 for accounting and fund administrative services and reimbursed $2,425,124 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

INPUT LEVEL                                                                 INVESTMENTS IN SECURITIES
-----------------------------------------------------------------------------------------------------
Level 1                                                                            $630,934,038
-----------------------------------------------------------------------------------------------------
Level 2                                                                              32,478,941
-----------------------------------------------------------------------------------------------------
Level 3                                                                                      --
=====================================================================================================
                                                                                   $663,412,979
_____________________________________________________________________________________________________
=====================================================================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $5,575,478 and securities sales of $2,944,409, which resulted in net realized gains (losses) of $(737,523).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $706.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

AIM V.I. CAPITAL APPRECIATION FUND
and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $6,159 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

There were no ordinary income or long term capital gain distributions paid during the years ended December 31, 2008 and 2007.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $    3,436,061
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (110,397,308)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                           23,348
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (294,915)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (205,110,697)
-------------------------------------------------------------------------------------------------
Post-October loss deferrals                                                          (131,285,785)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,112,502,660
=================================================================================================
Total net assets                                                                   $  668,873,364
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $185,737,883 of capital loss carryforward in the fiscal year ending December 31, 2009.

  The Fund utilized $26,543,378 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2009                                                                  $  8,262,478
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                   140,535,267
-----------------------------------------------------------------------------------------------
December 31, 2011                                                                    56,312,952
===============================================================================================
Total capital loss carryforward                                                    $205,110,697
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of the dates May 1, 2006, the date of the reorganization of AIM V.I. Aggressive Growth Fund and V.I. Growth Fund into the Fund and November 6, 2006, the date of the reorganization of AIM V.I. Demographic Trends Fund into the Fund are realized on securities held in each fund at such dates of the reorganizations, the capital loss carryforward may be further limited for up to five years from the dates of the reorganizations.

  On April 27, 2007, 1,144,589 Series I and II shares of the Fund valued at $56,570,503 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $11,904,147 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.


AIM V.I. CAPITAL APPRECIATION FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $1,044,911,980 and $1,287,824,363, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  29,836,672
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (140,233,980)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(110,397,308)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $773,810,287.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, expired capital loss carryforward, and proxy costs on December 31, 2008, undistributed net investment income was decreased by $121,478, undistributed net realized gain (loss) was increased by $1,843,766 and shares of beneficial interest decreased by $1,722,288. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            ----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                   1,708,428     $  40,436,878       2,435,959     $  69,086,990
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                  1,300,851        26,652,962       1,121,588        30,704,269
==========================================================================================================================
Reacquired:
  Series I                                                  (9,585,390)     (224,174,013)    (11,374,631)     (319,136,363)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                 (2,724,387)      (63,373,523)     (3,386,840)      (94,567,340)
==========================================================================================================================
     Net increase (decrease) in share activity              (9,300,498)    $(220,457,696)    (11,203,924)    $(313,912,444)
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. CAPITAL APPRECIATION FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                   NET GAINS
                   NET ASSET                        (LOSSES)
                     VALUE,                   ON SECURITIES (BOTH  TOTAL FROM
                   BEGINNING  NET INVESTMENT      REALIZED AND     INVESTMENT  DIVIDENDS FROM NET  NET ASSET VALUE,
SERIES I           OF PERIOD   INCOME (LOSS)      UNREALIZED)      OPERATIONS   INVESTMENT INCOME    END OF PERIOD
-------------------------------------------------------------------------------------------------------------------
Year ended
  12/31/08           $29.37       $ 0.09(c)         $(12.57)         $(12.48)        $   --             $16.89
Year ended
  12/31/07            26.22         0.01               3.14             3.15             --              29.37
Year ended
  12/31/06            24.67         0.01               1.55             1.56          (0.01)             26.22
Year ended
  12/31/05            22.69         0.03               1.97             2.00          (0.02)             24.67
Year ended
  12/31/04            21.28         0.02(e)            1.39             1.41             --              22.69
-------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended
  12/31/08            28.95         0.03(c)          (12.37)          (12.34)            --              16.61
Year ended
  12/31/07            25.91        (0.07)              3.11             3.04             --              28.95
Year ended
  12/31/06            24.43        (0.05)              1.53             1.48             --              25.91
Year ended
  12/31/05            22.50        (0.03)              1.96             1.93             --              24.43
Year ended
  12/31/04            21.16        (0.02)(e)           1.36             1.34             --              22.50
___________________________________________________________________________________________________________________
===================================================================================================================

                                                        RATIO OF EXPENSES   RATIO OF EXPENSES
                                                          TO AVERAGE NET     TO AVERAGE NET       RATIO OF NET
                                    NET ASSETS, END OF   ASSETS WITH FEE   ASSETS WITHOUT FEE  INVESTMENT INCOME
                                       PERIOD (000S       WAIVERS AND/OR     WAIVERS AND/OR    (LOSS) TO AVERAGE   PORTFOLIO
SERIES I           TOTAL RETURN(A)       OMITTED)       EXPENSES ABSORBED   EXPENSES ABSORBED      NET ASSETS     TURNOVER(B)
-----------------------------------------------------------------------------------------------------------------------------
Year ended
  12/31/08              (42.49)%        $  492,079             0.91%(d)           0.91%(d)            0.37%(d)        103%
Year ended
  12/31/07               12.01           1,086,677             0.88               0.88                0.03             71
Year ended
  12/31/06                6.34           1,204,559             0.91               0.91                0.06            120
Year ended
  12/31/05                8.79             822,899             0.89               0.89                0.11             97
Year ended
  12/31/04                6.62             886,990             0.91               0.91                0.09(e)          74
-----------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended
  12/31/08              (42.63)            176,794             1.16(d)            1.16(d)             0.12(d)         103
Year ended
  12/31/07               11.73             349,294             1.13               1.13               (0.22)            71
Year ended
  12/31/06                6.06             371,316             1.16               1.16               (0.19)           120
Year ended
  12/31/05                8.58             339,190             1.14               1.14               (0.14)            97
Year ended
  12/31/04                6.33             136,982             1.16               1.16               (0.16)(e)         74
_____________________________________________________________________________________________________________________________
=============================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b) Portfolio turnover is calculated at the fund level, and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $777,793 and $260,997 for Series I and Series II shares, respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)% and $(0.08) and (0.42)% for Series I and Series II shares, respectively.


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas




AIM V.I. CAPITAL APPRECIATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $647.90        $3.85       $1,020.46       $4.72        0.93%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        647.30         4.89        1,019.20        5.99        1.18
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. CAPITAL APPRECIATION FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. CAPITAL APPRECIATION FUND

[INVESCO AIM LOGO]             AIM V.I. CAPITAL DEVELOPMENT FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. CAPITAL DEVELOPMENT FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                                                                          ber 31, 2008.(1) The chief catalyst was
PERFORMANCE SUMMARY                                                                       primarily the ongoing subprime loan crisis
                                                                                          and its far-reaching effects on overall
For the fiscal year ended December 31, 2008, AIM V.I. Capital Development Fund had        credit availability. Additionally, record
negative returns and underperformed the broad market, as measured by the S&P 500 Index,   high crude oil prices,(2) falling home
and the Fund's style-specific benchmark, the Russell Midcap Growth Index.(triangle)       values and the weak U.S. dollar placed
Underperformance was due to both stock selection and sector allocation.                   significant pressure on the purchasing
                                                                                          power of the U.S. consumer. Later in the
   Your Fund's long-term performance appears later in this report.                        fiscal year, consumer confidence fell and
                                                                                          market volatility increased dramatically
FUND VS. INDEXES                                                                          due to growing concerns of a global
                                                                                          economic recession.
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.                    To facilitate the orderly functioning
                                                                                          of the credit markets and possibly prevent
Series I Shares                                                                 -47.03%   a more severe economic downturn, in early
Series II Shares                                                                -47.13    October Congress enacted a $700 billion
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    rescue plan -- the Troubled Assets Relief
Russell Midcap Growth Index(triangle) (Style-Specific Index)                    -44.32    Program. In addition, the U.S. Federal
Lipper VUF Mid-Cap Growth Funds Index(triangle) (Peer Group Index)              -44.86    Reserve (the Fed) -- in concert with other
                                                                                          world banks -- dramatically lowered
(triangle) Lipper Inc.                                                                    short-term interest rates.
=======================================================================================
                                                                                             In this environment, the Fund had
HOW WE INVEST                                company's management team. We also analyze   double-digit negative returns and
                                             key competitors, customers and suppliers     underperformed the Russell Midcap Growth
We believe a growth investment strategy is   to assess the overall attractiveness and     Index during the fiscal year.(1)
an essential component of a diversified      growth potential of the industry.            Underperformance was driven largely by
portfolio.                                                                                stock selection in the financials,
                                                Risk management plays an important role   industrials and telecommunication services
   Our investment process combines           in portfolio construction, as our target     sectors. Underweight positions in the
fundamental and quantitative analysis to     portfolio attempts to limit volatility and   energy and consumer staples sectors also
uncover companies exhibiting long-term,      downside risk. We seek to accomplish this    contributed to underperformance.
sustainable revenue, earnings and cash       goal by investing in sectors, industries
flow growth that is not yet reflected by     and companies with attractive fundamental       The Fund underperformed by the widest
the stock's market price.                    prospects. We limit the Fund's sector        margin in the financials sector, largely
                                             exposure and also seek to minimize           due to stock selection. The financials
   Our quantitative model ranks companies    stock-specific risk by building a            sector was one of the weakest performing
based on a set of fundamental, valuation     diversified portfolio.                       sectors in the Russell Midcap Growth Index
and timeliness factors. This quantitative                                                 during the fiscal year, as the credit
model is designed to identify stocks with       We consider selling a stock for any of    crisis intensified and a liquidity crisis
the highest probability of meeting our       the following reasons:                       emerged. Two detractors to overall Fund
team's investment criteria. Stocks that                                                   performance were asset management holding
are ranked highest by our quantitative       o  There is a change in fundamentals,        AFFILIATED MANAGERS GROUP and XL CAPITAL.
model are the focus of our fundamental          market capitalization or deterioration    XL Capital was sold at the end of the
research efforts.                               in the timeliness profile.                period.

   Our fundamental analysis focuses on       o  The price target set at purchase has         Another area of weakness for the Fund
identifying companies and industries with       been reached.                             was the industrials sector, where the
strong drivers of growth. To accomplish                                                   Fund's. holdings generally underperformed
this goal, we develop a fully integrated     o  The investment thesis is no longer        those of. the Russell Midcap Growth Index.
financial model to gain a more complete         valid.                                    Many industrials holdings
understanding of the financial health of
each investment candidate. Additionally,     o  Insider selling indicates potential
our research involves due diligence of the      issues
company, which includes a detailed
analysis of the strategic plans of the       MARKET CONDITIONS AND YOUR FUND

                                             Many factors contributed to the negative
                                             performance of most major market indexes
                                             for the fiscal year ended Decem-

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Information Technology               19.8%   1. Metal & Glass Containers           5.1%    1. Shoppers Drug Mart Corp.          1.9%
Consumer Discretionary               16.1    2. Health Care Services               4.8     2. McAfee Inc.                       1.9
Industrials                          15.6    3. Systems Software                   4.7     3. Republic Services, Inc.           1.9
Health Care                          13.9    4. Application Software               3.8     4. Crown Holdings, Inc.              1.9
Financials                            8.5    5. Oil & Gas Exploration &                    5. Pactiv Corp.                      1.8
Energy                                7.9       Production                         3.8     6. Humana Inc.                       1.8
Materials                             5.6    ==========================================    7. TD Ameritrade Holding Corp.       1.7
Consumer Staples                      3.3                                                  8. Heartland Express, Inc.           1.7
Utilities                             2.7    ==========================================    9. Solera Holdings, Inc.             1.7
Telecommunication Services            1.9    Total Net Assets           $142.5 million    10. Check Point Software
U.S. Treasury Bills, Money Market            Total Number of Holdings*              91        Technologies Ltd.                 1.7
   Funds Plus Other Assets Less              ==========================================   ==========================================
   Liabilities                        4.7
==========================================   The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                                             *  Excluding money market fund holdings.

AIM V.I. CAPITAL DEVELOPMENT FUND

were negatively affected by the global          During the reporting period, the most                  PAUL RASPLICKA
economic slowdown, including engineering     significant changes to the portfolio                      Chartered Financial Analyst,
and construction holdings FOSTER WHEELER     included reductions in the energy,           [RASPLICKA   is lead manager of AIM V.I.
and CHICAGO BRIDGE & IRON. Other             consumer discretionary, telecommunication      PHOTO]     Capital Development Fund.
industrials holdings that detracted from     services and health care sectors. All                     Mr. Rasplicka has been
performance included CORRECTIONS CORP. OF    changes to the Fund were based on our                     associated with the advisor
AMERICA, GENERAL CABLE and CON-WAY. Foster   bottom-up stock selection process of         and/or its affiliates since 1994. He began
Wheeler, Chicago Bridge & Iron and General   identifying high quality growth companies    his investment career in 1982 as an equity
Cable were no longer held at the end of      trading at what we believe are attractive    research analyst. A native of Denver,
the year.                                    valuations.                                  Mr. Rasplicka is a magna cum laude
                                                                                          graduate of the University of Colorado in
   Underperformance in the                      We thank you for your commitment to AIM   Boulder with a B.S. in business
telecommunication services sector was also   V.I. Capital Development Fund.               administration. He earned an M.B.A. from
driven by stock selection. Two detractors                                                 the University of Chicago. He is a
from Fund performance were wireless          (1) Lipper Inc.                              Chartered Investment Counselor.
services holdings CROWN CASTLE               (2) Bloomberg L.P.
INTERNATIONAL and SBA COMMUNICATIONS. SBA                                                              BRENT LIUM
Communications was sold at the end of the    The views and opinions expressed in                       Chartered Financial Analyst,
year due to deteriorating fundamentals.      management's discussion of Fund                 [LIUM     portfolio manager, is manager
                                             performance are those of Invesco Aim            PHOTO]    of AIM V.I. Capital
   The Fund also underperformed in the       Advisors, Inc. These views and opinions                   Development Fund. He joined
energy sector, primarily driven by an        are subject to change at any time based on                Invesco in 1999 in its
underweight position earlier in the year     factors such as market and economic          corporate associate program and joined
when many energy companies benefited from    conditions. These views and opinions may     Invesco Aim in 2003. Mr. Lium earned a
high prices for crude oil. In addition,      not be relied upon as investment advice or   B.B.A. from Texas A&M University and an
many energy companies were negatively        recommendations, or as an offer for a        M.B.A. from The University of Texas at
affected as the price of oil fell sharply    particular security. The information is      Austin.
in the second half of the year due to        not a complete analysis of every aspect of
concerns of a global economic slow down.     any market, country, industry, security or   Assisted by the Mid Cap Growth Team
Key detractors to performance included       the Fund. Statements of fact are from
energy equipment and services holdings       sources considered reliable, but Invesco
NOBLE and SMITH INTERNATIONAL.               Aim Advisors, Inc. makes no representation
                                             or warranty as to their completeness or
   An underweight position in the consumer   accuracy. Although historical performance
staples sector also detracted from Fund      is no guarantee of future results, these
performance. While the consumer staples      insights may help you understand our
sector had negative returns, its more        investment management philosophy.
defensive nature made it a refuge in the
volatile market environment, and it held     See important Fund and index disclosures
up better than all other sectors in the      later in this report.
index.

   Some of this underperformance was
offset by outperformance in other sectors, including utilities and materials. The
Fund's cash position also benefited
performance during the highly volatile
market environment.

   The utilities sector was one of the
weakest performing sectors in the Russell
Midcap Growth Index during the fiscal
year, so the Fund's underweight position helped performance relative to this index.
The Fund also benefited from stock
selection in this sector.

   Outperformance in the materials sector
was largely due to solid stock selection.
Within this sector, one of the key
contributors to performance was fertilizer maker POTASH CORP. OF SASKATCHEWAN, which benefited from strong demand from emerging markets during the first part of the fiscal year. Potash Corp. of Saskatchewan was sold at the end of the year due to deteriorating fundamentals. The Fund also owned several producers of food and beverage containers, which held up well in the difficult economy.

AIM V.I. CAPITAL DEVELOPMENT FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. CAPITAL DEVELOPMENT FUND, A
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                             COMPARABLE FUTURE RESULTS; CURRENT           FUNDS, IS CURRENTLY OFFERED THROUGH
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INSURANCE COMPANIES ISSUING VARIABLE
Inception (5/1/98)                   0.95%   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
10 Years                             1.80    FINANCIAL ADVISOR FOR THE MOST RECENT        THE FUND DIRECTLY. PERFORMANCE FIGURES
 5 Years                            -2.83    MONTH-END VARIABLE PRODUCT PERFORMANCE.      GIVEN REPRESENT THE FUND AND ARE NOT
 1 Year                            -47.03    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INTENDED TO REFLECT ACTUAL VARIABLE
SERIES II SHARES                             REINVESTED DISTRIBUTIONS AND CHANGES IN      PRODUCT VALUES. THEY DO NOT REFLECT SALES
10 Years                             1.56%   NET ASSET VALUE. INVESTMENT RETURN AND       CHARGES, EXPENSES AND FEES ASSESSED IN
 5 Years                            -3.07    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CONNECTION WITH A VARIABLE PRODUCT. SALES
 1 Year                            -47.13    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        CHARGES, EXPENSES AND FEES, WHICH ARE
==========================================   SHARES.                                      DETERMINED BY THE VARIABLE PRODUCT
                                                                                          ISSUERS, WILL VARY AND WILL LOWER THE
SERIES II SHARES' INCEPTION DATE IS AUGUST      THE NET ANNUAL FUND OPERATING EXPENSE     TOTAL RETURN.
21, 2001. RETURNS SINCE THAT DATE ARE        RATIO SET FORTH IN THE MOST RECENT FUND
HISTORICAL. ALL OTHER RETURNS ARE THE        PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
BLENDED RETURNS OF THE HISTORICAL            FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
PERFORMANCE OF SERIES II SHARES SINCE        1.05% AND 1.30%, RESPECTIVELY.(1) THE        PRODUCT CHARGES, IS AVAILABLE ON THE
THEIR INCEPTION AND THE RESTATED             TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    INVESCO AIM AUTOMATED INFORMATION LINE,
HISTORICAL PERFORMANCE OF SERIES I SHARES    SET FORTH IN THE MOST RECENT FUND            866 702 4402.
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    PROSPECTUS AS OF THE DATE OF THIS REPORT
II SHARES) ADJUSTED TO REFLECT THE RULE      FOR SERIES I AND SERIES II SHARES WAS           AS MENTIONED ABOVE, FOR THE MOST RECENT
12B-1 FEES APPLICABLE TO SERIES II SHARES.   1.06% AND 1.31%, RESPECTIVELY. THE EXPENSE   MONTH-END PERFORMANCE INCLUDING VARIABLE
THE INCEPTION DATE OF SERIES I SHARES IS     RATIOS PRESENTED ABOVE MAY VARY FROM THE     PRODUCT CHARGES, PLEASE CONTACT YOUR
MAY 1, 1998.                                 EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   VARIABLE PRODUCT ISSUER OR FINANCIAL
                                             OF THIS REPORT THAT ARE BASED ON EXPENSES    ADVISOR.
   THE PERFORMANCE OF THE FUND'S SERIES I    INCURRED DURING THE PERIOD COVERED BY THIS
AND SERIES II SHARE CLASSES WILL DIFFER      REPORT.                                      (1) Total annual operating expenses less
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                    contractual advisory fee waivers by
                                                                                              the advisor in effect through at least
                                                                                              April 30, 2010. See current prospectus
                                                                                              for more information.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Index data from 4/30/98, Fund data from 05/1/98

           AIM V.I. Capital                                  Lipper VUF
          Development Fund-    S&P 500    Russell Midcap   Mid-Cap Growth
  Date     Series I Shares    Index(1)   Growth Index(1)   Funds Index(1)
-------   -----------------   --------   ---------------   --------------
4/30/98                        $10000         $10000           $10000
   5/98         $ 9430           9828           9589             9457
   6/98           9530          10227           9860             9961
   7/98           8840          10119           9438             9409
   8/98           7120           8657           7636             7430
   9/98           7760           9212           8214             7958
  10/98           7970           9960           8819             8256
  11/98           8480          10564           9414             8816
  12/98           9249          11172          10389             9975
   1/99           9139          11639          10700            10230
   2/99           8346          11278          10177             9595
   3/99           8547          11729          10744            10173
   4/99           8788          12183          11233            10616
   5/99           8888          11895          11089            10476
   6/99           9431          12554          11863            11331
   7/99           9360          12164          11485            11090
   8/99           8958          12103          11366            11168
   9/99           9209          11772          11269            11224
  10/99           9580          12517          12140            12260
  11/99          10534          12771          13397            13631
  12/99          11941          13522          15717            16360
   1/00          11740          12843          15714            16398
   2/00          14432          12600          19018            20153
   3/00          14402          13832          19037            19389
   4/00          13317          13416          17189            17375
   5/00          12544          13141          15936            16239
   6/00          13336          13464          17627            18492
   7/00          12955          13254          16511            17889
   8/00          14371          14077          19001            20367
   9/00          13799          13334          18072            19405
  10/00          13487          13277          16835            17807
  11/00          11981          12231          13177            14352
  12/00          13044          12291          13871            15161
   1/01          13356          12727          14663            15587
   2/01          12363          11567          12127            13157
   3/01          11398          10835          10391            11387
   4/01          12473          11676          12123            13014
   5/01          12764          11755          12066            13002
   6/01          12894          11469          12073            12848
   7/01          12552          11356          11258            12063
   8/01          11990          10646          10442            11127
   9/01          10393           9786           8717             9514
  10/01          10614           9973           9633            10106
  11/01          11418          10738          10670            10865
  12/01          11990          10832          11075            11251
   1/02          11728          10674          10716            10638
   2/02          11688          10468          10108            10089
   3/02          12622          10861          10880            10723
   4/02          12521          10203          10304            10340
   5/02          12280          10128           9996            10084
   6/02          11407           9407           8893             9205
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   7/02          10052           8674           8029             8324
   8/02           9941           8731           8001             8236
   9/02           8987           7783           7366             7768
  10/02           9298           8467           7936             8148
  11/02           9840           8965           8557             8528
  12/02           9428           8439           8040             8114
   1/03           9258           8218           7961             7969
   2/03           9167           8095           7892             7903
   3/03           9227           8173           8039             8019
   4/03           9830           8846           8586             8530
   5/03          10533           9311           9413             9229
   6/03          10804           9430           9547             9363
   7/03          11075           9597           9888             9704
   8/03          11527           9784          10432            10217
   9/03          11266           9680          10230             9869
  10/03          12130          10227          11055            10634
  11/03          12452          10317          11350            10843
  12/03          12763          10858          11474            10957
   1/04          13124          11057          11853            11187
   2/04          13465          11211          12052            11365
   3/04          13475          11042          12029            11463
   4/04          13093          10868          11689            11104
   5/04          13164          11017          11965            11335
   6/04          13455          11231          12156            11681
   7/04          12661          10860          11351            10879
   8/04          12490          10903          11211            10718
   9/04          13002          11021          11629            11223
  10/04          13313          11190          12024            11531
  11/04          14136          11642          12645            12257
  12/04          14738          12038          13250            12782
   1/05          14467          11745          12896            12387
   2/05          14648          11992          13222            12553
   3/05          14387          11780          13029            12278
   4/05          13685          11557          12514            11709
   5/05          14468          11924          13230            12403
   6/05          14850          11941          13476            12638
   7/05          15663          12385          14263            13340
   8/05          15673          12272          14176            13302
   9/05          15764          12371          14359            13519
  10/05          15162          12165          13936            13223
  11/05          15945          12625          14693            13940
  12/05          16156          12629          14854            13998
   1/06          17401          12964          15743            14863
   2/06          17401          12999          15549            14722
   3/06          18014          13160          15984            15237
   4/06          18475          13337          16052            15274
   5/06          17581          12954          15296            14400
   6/06          17541          12971          15234            14367
   7/06          16939          13051          14688            13700
   8/06          17290          13361          15026            13934
   9/06          17590          13705          15369            14167
  10/06          18203          14151          15959            14668
  11/06          18916          14420          16585            15273
  12/06          18823          14622          16437            15189
   1/07          19507          14843          17035            15679
   2/07          19567          14554          16998            15631
   3/07          19863          14716          17087            15794
   4/07          20506          15368          17837            16426
   5/07          21823          15904          18561            17301
   6/07          21639          15640          18239            17183
   7/07          20854          15155          17831            16953
   8/07          20649          15382          17927            17209
   9/07          21641          15957          18631            18174
  10/07          22080          16211          19106            18958
  11/07          20956          15533          18265            17945
  12/07          20862          15425          18315            17983
   1/08          18869          14500          16859            16290
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/08          18471          14029          16602            16007
   3/08          17753          13969          16309            15660
   4/08          18916          14649          17493            16854
   5/08          19491          14838          18414            17571
   6/08          18296          13589          17067            16369
   7/08          17731          13474          16419            15802
   8/08          17986          13669          16569            15885
   9/08          15374          12453          14038            13666
  10/08          12087          10362          10957            10798
  11/08          10859           9618           9835             9632
  12/08          11056           9719          10197             9916
====================================================================================================================================

AIM V.I. CAPITAL DEVELOPMENT FUND

AIM V.I. CAPITAL DEVELOPMENT FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Prices of equity securities change in        The S&P 500--REGISTERED TRADEMARK-- INDEX    The Chartered Financial
response to many factors, including the      is a market capitalization-weighted index    Analyst--REGISTERED TRADEMARK--
historical and prospective earnings of the   covering all major areas of the U.S.         (CFA--REGISTERED TRADEMARK--) designation
issuer, the value of its assets, general     economy. It is not the 500 largest           is a globally recognized standard for
economic conditions, interest rates,         companies, but rather the most widely held   measuring the competence and integrity of
investor perceptions and market liquidity.   500 companies chosen with respect to         investment professionals.
                                             market size, liquidity, and their
   The Fund invests in "growth" stocks,      industry.                                       The returns shown in management's
which may be more volatile than other                                                     discussion of Fund performance are based
investment styles because growth stocks         The RUSSELL MIDCAP--REGISTERED            on net asset values calculated for
are more sensitive to investor perceptions   TRADEMARK-- GROWTH INDEX measures the        shareholder transactions. Generally
of an issuing company's growth potential.    performance of those Russell Midcap          accepted accounting principles require
                                             companies with higher price-to-book ratios   adjustments to be made to the net assets
   There is no guarantee that the            and higher forecasted growth values. The     of the Fund at period end for financial
investment techniques and risk analysis      Russell Midcap Growth Index is a             reporting purposes, and as such, the net
used by the Fund's portfolio managers will   trademark/ service mark of the Frank         asset values for shareholder transactions
produce the desired results.                 Russell Company. Russell--REGISTERED         and the returns based on those net asset
                                             TRADEMARK-- is a trademark of the Frank      values may differ from the net asset
   Mid-cap companies tend to be more         Russell Company.                             values and returns reported in the
vulnerable to adverse developments and                                                    Financial Highlights. Additionally, the
more volatile than larger companies.            THE LIPPER VUF MID-CAP GROWTH FUNDS       returns and net asset values shown
Investments in mid-cap companies may         INDEX is an equally weighted                 throughout this report are at the Fund
involve special risks, including those       representation of the largest variable       level only and do not include variable
associated with dependence on a small        insurance underlying funds in the Lipper     product issuer charges. If such charges
management group, little or no operating     Mid-Cap Growth Funds category. These funds   were included, the total returns would be
history, little or no track record of        have an above-average price-to-earnings      lower.
success, limited product lines, less         ratio, price-to-book ratio, and three-year
publicly available information,              sales-per-share growth value, compared to       Industry classifications used in this
illiquidity, restricted resale or less       the S&P MidCap 400 Index.                    report are generally according to the
frequent trading.                                                                         Global Industry Classification Standard,
                                                The Fund is not managed to track the      which was developed by and is the
   The prices of securities held by the      performance of any particular index,         exclusive property and a service mark of
fund may decline in response to market       including the indexes defined here, and      MSCI Inc. and Standard & Poor's.
risks.                                       consequently, the performance of the Fund
                                             may deviate significantly from the
   The Fund may engage in active and         performance of the indexes.
frequent trading of portfolio securities
to achieve its investment objective. If a       A direct investment cannot be made in
fund does trade in this way, it may incur    an index. Unless otherwise indicated,
increased costs, which can lower the         index results include reinvested
actual return of the Fund. Active trading    dividends, and they do not reflect sales
may also increase short term gains and       charges or fund expenses.
losses, which may affect taxes that must
be paid.

   The prices of IPO securities may go up
and down more than prices of equity
securities of companies with longer
trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008






                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-95.34%

AEROSPACE & DEFENSE-2.55%

L-3 Communications Holdings, Inc.                        28,015    $  2,066,947
-------------------------------------------------------------------------------
Precision Castparts Corp.                                26,251       1,561,409
===============================================================================
                                                                      3,628,356
===============================================================================


AIR FREIGHT & LOGISTICS-0.99%

Robinson (C.H.) Worldwide, Inc.                          25,741       1,416,527
===============================================================================


APPAREL RETAIL-2.70%

Aeropostale, Inc.(b)                                     42,744         688,179
-------------------------------------------------------------------------------
Guess?, Inc.                                             43,300         664,655
-------------------------------------------------------------------------------
Ross Stores, Inc.                                        48,803       1,450,913
-------------------------------------------------------------------------------
Urban Outfitters, Inc.(b)                                69,251       1,037,380
===============================================================================
                                                                      3,841,127
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-1.46%

Gildan Activewear Inc. (Canada)(b)                       63,969         752,275
-------------------------------------------------------------------------------
Hanesbrands, Inc.(b)                                    104,086       1,327,097
===============================================================================
                                                                      2,079,372
===============================================================================


APPLICATION SOFTWARE-3.84%

Amdocs Ltd.(b)                                           82,870       1,515,692
-------------------------------------------------------------------------------
ANSYS, Inc.(b)                                           55,303       1,542,401
-------------------------------------------------------------------------------
Solera Holdings, Inc.(b)                                100,065       2,411,566
===============================================================================
                                                                      5,469,659
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.20%

Affiliated Managers Group, Inc.(b)                       40,791       1,709,959
===============================================================================


AUTOMOTIVE RETAIL-1.31%

O'Reilly Automotive, Inc.(b)                             60,674       1,865,119
===============================================================================


BIOTECHNOLOGY-2.77%

Genzyme Corp.(b)                                         24,078       1,598,057
-------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(b)                             59,971       2,341,867
===============================================================================
                                                                      3,939,924
===============================================================================


CASINOS & GAMING-1.18%

Scientific Games Corp.-Class A(b)                        95,621       1,677,192
===============================================================================


COMMUNICATIONS EQUIPMENT-1.23%

Juniper Networks, Inc.(b)                                99,759       1,746,780
-------------------------------------------------------------------------------
Lantronix Inc.-Wts. expiring 02/09/11 (Acquired
  02/09/07; Cost $0)(c)(d)                                  576               0
===============================================================================
                                                                      1,746,780
===============================================================================


COMPUTER & ELECTRONICS RETAIL-0.88%

GameStop Corp.-Class A(b)                                57,814       1,252,251
===============================================================================


COMPUTER STORAGE & PERIPHERALS-0.90%

NetApp, Inc.(b)                                          92,313       1,289,613
===============================================================================

CONSTRUCTION & ENGINEERING-0.69%

Quanta Services, Inc.(b)                                 23,293         461,201
-------------------------------------------------------------------------------
Shaw Group Inc. (The)(b)                                 25,433         520,614
===============================================================================
                                                                        981,815
===============================================================================


CONSUMER FINANCE-1.14%

SLM Corp.(b)                                            183,036       1,629,020
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.47%

Alliance Data Systems Corp.(b)                           44,946       2,091,337
===============================================================================


DISTRIBUTORS-1.22%

LKQ Corp.(b)                                            149,275       1,740,546
===============================================================================


DIVERSIFIED SUPPORT SERVICES-0.87%

Copart, Inc.(b)                                          45,632       1,240,734
===============================================================================


DRUG RETAIL-1.94%

Shoppers Drug Mart Corp. (Canada)                        69,868       2,762,217
===============================================================================


EDUCATION SERVICES-3.62%

Apollo Group Inc.-Class A(b)                             28,355       2,172,560
-------------------------------------------------------------------------------
DeVry, Inc.                                              12,905         740,876
-------------------------------------------------------------------------------
ITT Educational Services, Inc.(b)                        23,627       2,244,093
===============================================================================
                                                                      5,157,529
===============================================================================


ELECTRONIC COMPONENTS-1.14%

Amphenol Corp.-Class A                                   67,658       1,622,439
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-1.92%

Republic Services, Inc.                                 110,231       2,732,626
===============================================================================


HEALTH CARE EQUIPMENT-0.96%

St. Jude Medical, Inc.(b)                                41,636       1,372,323
===============================================================================


HEALTH CARE SERVICES-4.83%

DaVita, Inc.(b)                                          30,338       1,503,855
-------------------------------------------------------------------------------
Express Scripts, Inc.(b)                                 21,065       1,158,154
-------------------------------------------------------------------------------
Laboratory Corp. of America Holdings(b)                  36,915       2,377,695
-------------------------------------------------------------------------------
Omnicare, Inc.                                           66,581       1,848,288
===============================================================================
                                                                      6,887,992
===============================================================================


HEALTH CARE SUPPLIES-0.47%

Inverness Medical Innovations, Inc.(b)                   35,065         663,079
===============================================================================


HOME ENTERTAINMENT SOFTWARE-0.55%

Activision Blizzard, Inc.(b)                             90,319         780,356
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL DEVELOPMENT FUND


                                                       SHARES          VALUE
-------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES-0.49%

Stanley Works (The)                                      20,313    $    692,673
===============================================================================


HOUSEWARES & SPECIALTIES-0.95%

Jarden Corp.(b)                                         118,247       1,359,840
===============================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-1.10%

Robert Half International, Inc.                          74,991       1,561,313
===============================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-2.70%

KGEN Power Corp. (Acquired 01/12/07; Cost
  $2,219,196)(b)(c)                                     158,514       2,377,710
-------------------------------------------------------------------------------
NRG Energy, Inc.(b)                                      62,801       1,465,147
===============================================================================
                                                                      3,842,857
===============================================================================


INDUSTRIAL MACHINERY-0.53%

Flowserve Corp.                                          14,675         755,762
===============================================================================


INVESTMENT BANKING & BROKERAGE-3.72%

Lazard Ltd.-Class A                                      69,352       2,062,529
-------------------------------------------------------------------------------
Morgan Stanley                                           48,331         775,229
-------------------------------------------------------------------------------
TD Ameritrade Holding Corp.(b)                          173,297       2,469,482
===============================================================================
                                                                      5,307,240
===============================================================================


IT CONSULTING & OTHER SERVICES-1.20%

Cognizant Technology Solutions Corp.-Class A(b)          94,895       1,713,804
===============================================================================


LIFE SCIENCES TOOLS & SERVICES-2.96%

Covance Inc.(b)                                          22,711       1,045,387
-------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                 66,846       1,939,203
-------------------------------------------------------------------------------
Waters Corp.(b)                                          33,771       1,237,707
===============================================================================
                                                                      4,222,297
===============================================================================


MANAGED HEALTH CARE-1.93%

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost
  $2,162,718)(b)(c)                                     157,251         235,877
-------------------------------------------------------------------------------
Humana Inc.(b)                                           67,483       2,515,766
===============================================================================
                                                                      2,751,643
===============================================================================


METAL & GLASS CONTAINERS-5.05%

Crown Holdings, Inc.(b)                                 137,252       2,635,239
-------------------------------------------------------------------------------
Owens-Illinois, Inc.(b)                                  74,431       2,034,199
-------------------------------------------------------------------------------
Pactiv Corp.(b)                                         101,307       2,520,518
===============================================================================
                                                                      7,189,956
===============================================================================


OIL & GAS DRILLING-0.69%

Noble Corp.                                              44,318         978,985
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-2.30%

IHS Inc.-Class A(b)                                      58,120       2,174,850
-------------------------------------------------------------------------------
Smith International, Inc.                                48,004       1,098,812
===============================================================================
                                                                      3,273,662
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-3.75%

Continental Resources, Inc.(b)                           66,994       1,387,445
-------------------------------------------------------------------------------
Petrohawk Energy Corp.(b)                                21,957         343,188
-------------------------------------------------------------------------------
Range Resources Corp.                                    37,520       1,290,313
-------------------------------------------------------------------------------
Southwestern Energy Co.(b)                               80,140       2,321,656
===============================================================================
                                                                      5,342,602
===============================================================================


OIL & GAS STORAGE & TRANSPORTATION-1.15%

Williams Cos., Inc. (The)                               113,604       1,644,986
===============================================================================


PERSONAL PRODUCTS-1.40%

Estee Lauder Cos. Inc. (The)-Class A                     64,579       1,999,366
===============================================================================


PUBLISHING-1.07%

McGraw-Hill Cos., Inc. (The)                             65,910       1,528,453
===============================================================================


RESEARCH & CONSULTING SERVICES-1.23%

Equifax Inc.                                             66,034       1,751,222
===============================================================================


RESTAURANTS-1.18%

Burger King Holdings Inc.                                70,430       1,681,868
===============================================================================


SECURITY & ALARM SERVICES-1.60%

Corrections Corp. of America(b)                         139,419       2,280,895
===============================================================================


SEMICONDUCTOR EQUIPMENT-2.49%

ASML Holding N.V.-New York Shares (Netherlands)         102,058       1,844,188
-------------------------------------------------------------------------------
Lam Research Corp.(b)                                    79,900       1,700,272
===============================================================================
                                                                      3,544,460
===============================================================================


SEMICONDUCTORS-2.26%

Altera Corp.                                             63,974       1,069,006
-------------------------------------------------------------------------------
Intersil Corp.-Class A                                  131,876       1,211,940
-------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                          81,807         934,236
===============================================================================
                                                                      3,215,182
===============================================================================


SPECIALIZED FINANCE-2.46%

Moody's Corp.                                            92,293       1,854,166
-------------------------------------------------------------------------------
MSCI Inc.-Class A(b)                                     54,005         959,129
-------------------------------------------------------------------------------
NASDAQ OMX Group, Inc. (The)(b)                          28,112         694,648
===============================================================================
                                                                      3,507,943
===============================================================================


STEEL-0.54%

Nucor Corp.                                              16,628         768,214
===============================================================================


SYSTEMS SOFTWARE-4.69%

CA Inc.                                                  82,162       1,522,462
-------------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(b)      126,912       2,410,059
-------------------------------------------------------------------------------
McAfee Inc.(b)                                           79,612       2,752,187
===============================================================================
                                                                      6,684,708
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL DEVELOPMENT FUND


                                                       SHARES          VALUE
-------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS-0.50%

Fastenal Co.                                              9,870    $    343,969
-------------------------------------------------------------------------------
W.W. Grainger, Inc.                                       4,614         363,768
===============================================================================
                                                                        707,737
===============================================================================


TRUCKING-3.67%

Con-way Inc.                                             49,294       1,311,220
-------------------------------------------------------------------------------
Heartland Express, Inc.                                 156,447       2,465,605
-------------------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.                     55,232       1,450,945
===============================================================================
                                                                      5,227,770
===============================================================================


WIRELESS TELECOMMUNICATION SERVICES-1.90%

American Tower Corp.-Class A(b)                          67,482       1,978,572
-------------------------------------------------------------------------------
Crown Castle International Corp.(b)                      41,131         723,083
===============================================================================
                                                                      2,701,655
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $165,725,174)                                          135,814,985
===============================================================================


                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
U.S. TREASURY BILLS-0.38%

1.41%, 03/12/09(e)                                   $   50,000    $     49,994
-------------------------------------------------------------------------------
1.77%, 03/12/09(e)                                      500,000         499,943
===============================================================================
     Total U.S. Treasury Securities (Cost
       $548,147)                                                        549,937
===============================================================================


                                                       SHARES

MONEY MARKET FUNDS-4.53%

Liquid Assets Portfolio-Institutional Class(f)        3,227,736       3,227,736
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)              3,227,736       3,227,736
===============================================================================
     Total Money Market Funds (Cost $6,455,472)                       6,455,472
===============================================================================
TOTAL INVESTMENTS-100.25% (Cost $172,728,793)                       142,820,394
===============================================================================
OTHER ASSETS LESS LIABILITIES-(0.25)%                                  (361,420)
===============================================================================
NET ASSETS-100.00%                                                 $142,458,974
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

Wts.  - Warrants


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $2,613,587, which represented 1.83% of the Fund's Net Assets.
(d)   Non-income producing security acquired through a corporate action.
(e) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $166,273,321)                           $136,364,922
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   6,455,472
======================================================
     Total investments (Cost
       $172,728,793)                       142,820,394
======================================================
Receivables for:
  Fund shares sold                             122,561
------------------------------------------------------
  Dividends                                     74,036
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             22,618
======================================================
     Total assets                          143,039,609
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                       354,760
------------------------------------------------------
  Accrued fees to affiliates                   144,799
------------------------------------------------------
  Accrued other operating expenses              40,196
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              40,880
======================================================
     Total liabilities                         580,635
======================================================
Net assets applicable to shares
  outstanding                             $142,458,974
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $235,914,394
------------------------------------------------------
Undistributed net investment income
  (loss)                                       (51,174)
------------------------------------------------------
Undistributed net realized gain (loss)     (63,495,893)
------------------------------------------------------
Unrealized appreciation (depreciation)     (29,908,353)
======================================================
                                          $142,458,974
______________________________________________________
======================================================



NET ASSETS:

Series I                                  $ 61,986,365
______________________________________________________
======================================================
Series II                                 $ 80,472,609
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     7,811,787
______________________________________________________
======================================================
Series II                                   10,396,092
______________________________________________________
======================================================
Series I:
  Net asset value per share               $       7.93
______________________________________________________
======================================================
Series II:
  Net asset value per share               $       7.74
______________________________________________________
======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $10,638)                       $   1,368,865
-------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $114,665)                           390,058
-------------------------------------------------------
Interest                                          2,957
=======================================================
     Total investment income                  1,761,880
=======================================================


EXPENSES:

Advisory fees                                 1,833,018
-------------------------------------------------------
Administrative services fees                    666,249
-------------------------------------------------------
Custodian fees                                   21,404
-------------------------------------------------------
Distribution fees -- Series II                  344,500
-------------------------------------------------------
Transfer agent fees                              30,549
-------------------------------------------------------
Trustees' and officers' fees and
  benefits                                       23,250
-------------------------------------------------------
Other                                           130,640
=======================================================
     Total expenses                           3,049,610
=======================================================
Less: Fees waived and expense offset
  arrangement(s)                                (26,090)
=======================================================
     Net expenses                             3,023,520
=======================================================
Net investment income (loss)                 (1,261,640)
=======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains (losses) from securities
     sold to affiliates of
     $(1,500,696))                          (59,616,432)
-------------------------------------------------------
  Foreign currencies                             (1,791)
-------------------------------------------------------
  Futures contracts                            (573,248)
=======================================================
                                            (60,191,471)
=======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                     (79,981,820)
-------------------------------------------------------
  Foreign currencies                                184
=======================================================
                                            (79,981,636)
=======================================================
Net realized and unrealized gain (loss)    (140,173,107)
=======================================================
Net increase (decrease) in net assets
  resulting from operations               $(141,434,747)
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                              $  (1,261,640)   $ (1,978,295)
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (60,191,471)     27,808,555
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (79,981,636)      4,000,926
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (141,434,747)     29,831,186
=========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                    (12,491,698)    (12,026,991)
---------------------------------------------------------------------------------------------------------
  Series II                                                                   (16,383,949)    (15,317,782)
=========================================================================================================
     Total distributions from net realized gains                              (28,875,647)    (27,344,773)
=========================================================================================================
Share transactions-net:
  Series I                                                                    (13,664,818)     (2,786,456)
---------------------------------------------------------------------------------------------------------
  Series II                                                                   (14,156,607)     63,232,922
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (27,821,425)     60,446,466
=========================================================================================================
     Net increase (decrease) in net assets                                   (198,131,819)     62,932,879
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           340,590,793     277,657,914
=========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(51,174) and $(62,720), respectively)                                 $ 142,458,974    $340,590,793
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CAPITAL DEVELOPMENT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


AIM V.I. CAPITAL DEVELOPMENT FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

AIM V.I. CAPITAL DEVELOPMENT FUND
      of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $350 million                                           0.75%
-------------------------------------------------------------------
Over $350 million                                            0.625%
___________________________________________________________________
===================================================================




  Through at least April 30, 2010, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.745%
-------------------------------------------------------------------
Next $250 million                                            0.73%
-------------------------------------------------------------------
Next $500 million                                            0.715%
-------------------------------------------------------------------
Next $1.5 billion                                            0.70%
-------------------------------------------------------------------
Next $2.5 billion                                            0.685%
-------------------------------------------------------------------
Next $2.5 billion                                            0.67%
-------------------------------------------------------------------
Next $2.5 billion                                            0.655%
-------------------------------------------------------------------
Over $10 billion                                             0.64%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).


AIM V.I. CAPITAL DEVELOPMENT FUND

  Also, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $24,792.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $66,213 for accounting and fund administrative services and reimbursed $600,036 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

INPUT LEVEL             INVESTMENTS IN SECURITIES
-------------------------------------------------
Level 1                        $139,656,870
-------------------------------------------------
Level 2                             549,937
-------------------------------------------------
Level 3                           2,613,587
=================================================
                               $142,820,394
_________________________________________________
=================================================





AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $2,627,514 and securities sales of $1,763,892, which resulted in net realized gains (losses) of $(1,500,696).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,298.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,809 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 3,219,994     $10,034,730
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        25,655,653      17,310,043
========================================================================================================
Total distributions                                                          $28,875,647     $27,344,773
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           $(31,586,820)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                              46
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (51,174)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (50,024,391)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                               (11,793,081)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        235,914,394
================================================================================================
Total net assets                                                                    $142,458,974
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.


AIM V.I. CAPITAL DEVELOPMENT FUND

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $50,024,391
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $236,329,643 and $293,861,344, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  9,413,997
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (41,000,817)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(31,586,820)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $174,407,214.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2008, undistributed net investment income (loss) was increased by $1,273,186, undistributed net realized gain (loss) was increased by $8,500 and shares of beneficial interest decreased by $1,281,686. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      785,197     $ 11,424,370        899,466     $ 18,335,807
------------------------------------------------------------------------------------------------------------------------
  Series II                                                   1,469,827       22,038,946      5,098,023      102,303,777
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                    1,624,408       12,491,698        620,908       12,026,991
------------------------------------------------------------------------------------------------------------------------
  Series II                                                   2,184,526       16,383,949        804,506       15,317,782
========================================================================================================================
Reacquired:
  Series I                                                   (2,542,695)     (37,580,886)    (1,642,891)     (33,149,254)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                  (3,554,464)     (52,579,502)    (2,699,333)     (54,388,637)
========================================================================================================================
     Net increase (decrease) in share activity                  (33,201)    $(27,821,425)     3,080,679     $ 60,446,466
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                           NET GAINS
                                NET ASSET      NET        (LOSSES) ON
                                  VALUE,   INVESTMENT  SECURITIES (BOTH  TOTAL FROM   DISTRIBUTIONS   NET ASSET
                                BEGINNING    INCOME      REALIZED AND    INVESTMENT     FROM NET     VALUE, END    TOTAL
                                OF PERIOD    (LOSS)       UNREALIZED)    OPERATIONS  REALIZED GAINS   OF PERIOD  RETURN(a)
--------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $18.85     $(0.05)(b)     $(8.88)        $(8.93)       $(1.99)       $ 7.93      (47.03)%
Year ended 12/31/07                18.43      (0.10)(b)       2.14           2.04         (1.62)        18.85       10.84
Year ended 12/31/06                16.09      (0.07)          2.73           2.66         (0.32)        18.43       16.52
Year ended 12/31/05                14.68      (0.04)          1.45           1.41            --         16.09        9.61
Year ended 12/31/04                12.71      (0.03)(b)       2.00           1.97            --         14.68       15.50
--------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                18.53      (0.09)(b)      (8.71)         (8.80)        (1.99)         7.74      (47.13)
Year ended 12/31/07                18.19      (0.15)(b)       2.11           1.96         (1.62)        18.53       10.55
Year ended 12/31/06                15.92      (0.10)          2.69           2.59         (0.32)        18.19       16.26
Year ended 12/31/05                14.57      (0.07)          1.42           1.35            --         15.92        9.27
Year ended 12/31/04                12.64      (0.06)(b)       1.99           1.93            --         14.57       15.27
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE   PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS    TURNOVER
-----------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                $ 61,986           1.10%(c)          1.11%(c)       (0.38)%(c)     99%
Year ended 12/31/07                 149,776           1.05              1.06           (0.47)        109
Year ended 12/31/06                 148,668           1.08              1.09           (0.48)        119
Year ended 12/31/05                 117,674           1.09              1.09           (0.22)        125
Year ended 12/31/04                 112,028           1.10              1.10           (0.21)         93
-----------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                  80,473           1.35(c)           1.36(c)        (0.63)(c)      99
Year ended 12/31/07                 190,815           1.30              1.31           (0.72)        109
Year ended 12/31/06                 128,990           1.33              1.34           (0.73)        119
Year ended 12/31/05                  83,388           1.34              1.34           (0.47)        125
Year ended 12/31/04                  71,339           1.35              1.35           (0.46)         93
___________________________________________________________________________________________________________
===========================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Calculated using average shares outstanding.
(c) Ratios are based on average daily net assets (000's omitted) of $106,602 and $137,800 for Series I and Series II, respectively.


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. CAPITAL DEVELOPMENT FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $604.10        $4.40       $1,019.66       $5.53        1.09%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        603.70         5.40        1,018.40        6.80        1.34
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. CAPITAL DEVELOPMENT FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $25,655,653
     Corporate Dividends Received Deduction*                  24.75%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. CAPITAL DEVELOPMENT FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. CAPITAL DEVELOPMENT FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. CAPITAL DEVELOPMENT FUND

[INVESCO AIM LOGO]             AIM V.I. CORE EQUITY FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. CORE EQUITY FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       MARKET CONDITIONS AND YOUR FUND

For the year ended December 31, 2008, Series I shares of AIM V.I. Core Equity Fund,       The year ended December 31, 2008, was a
excluding variable product issuer charges, returned -30.14%, outpacing the broad market   challenging time in the markets but it is
S&P 500 Index, which returned -36.99%, and the Fund's style-specific index, the Russell   worth noting that Series I shares of AIM
1000 Index, which returned -37.60%.(triangle)                                             V.I. Core Equity Fund, excluding variable
                                                                                          product issuer charges, held up relatively
   All sectors of the market were down for the year but the Fund benefited from           well compared to the broad market and the
exposure to consumer staples stocks and high quality financials. Select holdings in the   Fund's peers, fulfilling one of our goals
information technology (IT) sector were some of the hardest hit stocks for the year.      -- to be a source of strength during
                                                                                          turbulent times. It can be difficult to
   Your Fund's long-term performance appears later in this report.                        maintain perspective during times of
                                                                                          crisis but we should all remember that
FUND VS. INDEXES                                                                          markets have gone through similarly
                                                                                          difficult environments in the past and
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           have recovered. Today's challenges are
If variable product issuer charges were included, returns would be lower.                 serious, but the government is taking
                                                                                          aggressive action. These challenges are
Series I Shares                                                                 -30.14%   not insurmountable and we do not believe
Series II Shares                                                                -30.32    this is the time to abandon your long-term
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    investment strategy.
Russell 1000 Index(triangle) (Style-Specific Index)                             -37.60
Lipper VUF Large-Cap Core Funds Index(triangle) (Peer Group Index)              -37.21       These days we are often asked, "How did
                                                                                          our economy get into this mess?" It is not
(triangle) Lipper Inc.                                                                    a simple question to answer, but
=======================================================================================   essentially there was an excessive amount
                                                                                          of leverage in the system -- too much debt
HOW WE INVEST                                   Financial analysis provides vital         and not enough assets to back it up. For
                                             insight into historical and potential        many years, financial institutions took on
We manage your Fund as a conservative        returns on invested capital, a key           too much risk in an effort to keep up with
cornerstone, seeking to provide attractive   indicator of business quality and the        one another, and banks stretched beyond
upside participation (in up markets) and     caliber of management. Business analysis     their traditional revenue sources to keep
stronger downside protection in difficult    allows us to identify key drivers of the     up with their competitors.
markets. As part of a well-diversified       company, understand industry challenges
asset allocation strategy, the Fund may      and evaluate the sustainability of              This was part of our reasoning for
serve as a foundation to a portfolio and     competitive advantages. Both the financial   moving out of financials several years
complement more aggressive or cyclical       and business analyses serve as a basis to    ago, a decision that helped the Fund avoid
investments.                                 construct valuation models that help us      much of the turmoil we saw this year in
                                             estimate a company's value. We use three     the sector. Likewise, many consumers took
   We conduct fundamental research of        primary valuation techniques, including      on more and more risk through home equity
companies to gain a thorough understanding   discounted cash flow, traditional            loans, credit cards and other forms of
of their business prospects, appreciation    valuation multiples and net asset value.     credit. As our research began to uncover
potential and return on invested capital                                                  cracks in consumers' armor, we moved into
(ROIC). The process we use to identify          We consider selling a stock when:         more attractive areas. While financial
potential investments for the Fund                                                        institutions and individual consumers are
includes three phases:                       o  It exceeds our target price.              not exclusively behind the current crisis,
                                                                                          they
o  Financial analysis to evaluate            o  We have not seen a demonstrable
   returns on invested capital and              improvement in fundamentals.
   capital allocation
                                             o  More compelling investment
o  Business analysis to determine               opportunities exists.
   competitive positioning

o  Valuation analysis to identify
   attractively valued companies

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Information Technology               21.8%   1. Industrial Conglomerates           6.7%    1. Progressive Corp. (The)           3.2%
Industrials                          15.1    2. Pharmaceuticals                    6.3     2. Symantec Corp.                    3.1
Financials                           15.0    3. Communications Equipment           5.8     3. Cadbury PLC                       2.6
Health Care                          13.9    4. Property & Casualty Insurance      5.7     4. Comcast Corp.-Class A             2.5
Consumer Staples                      9.7    5. Systems Software                   5.1     5. Berkshire Hathaway Inc.-Class A   2.4
Energy                                6.0    ==========================================    6. Nokia Oyj-ADR                     2.4
Consumer Discretionary                4.2                                                  7. 3M Co.                            2.2
Telecommunication Services            2.6    ==========================================    8. Medtronic, Inc.                   2.1
Materials                             0.9    Total Net Assets             $1.4 billion     9. Cisco Systems, Inc.               2.1
Money Market Fund Plus                                                                    10. Automatic Data Processing, Inc.   2.1
Other Assets Less Liabilities        10.8    Total Number of Holdings*              69
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*   Excluding money market fund holdings.

AIM V.I. CORE EQUITY FUND

played a role and our economy is now going   our team re-evaluates our investment                   RONALD SLOAN
through the painful process of               thesis, sometimes deciding to move on and              Chartered Financial Analyst,
"deleveraging."                              other times reaffirming our original         [SLOAN    senior portfolio manager, is
                                             decision. In this case, we remained          PHOTO]    lead manager of AIM V.I. Core
   During the year, consumer staples         invested and added to our position because             Equity Fund. Mr. Sloan has
holdings were a source of strength for the   we believe Motorola has strong global        worked in the investment industry since
Fund. One example was WAL-MART. The stock    distribution, good brand recognition, a      1971 and joined Invesco Aim in 1998. Mr.
was a top contributor as a weakening         sound balance sheet and that today's         Sloan attended the University of Missouri,
economy and higher inflation caused many     valuation does not adequately reflect the    where he earned both a B.S. in business
consumers to change their shopping           company's worth.                             administrationand an M.B.A.
patterns and seek out lower priced goods.
We originally invested in Wal-Mart in           Maintaining a conservative approach is              TYLER DANN II
early 2006 as our research indicated that    an enduring part of our investment                     Chartered Financial Analyst,
the company was improving its inventory      strategy. Despite market volatility, we      [DANN     portfolio manager, is manager
management. We believed this would enhance   sought out judicious long-term investments   PHOTO]    of AIM V.I. Core Equity Fund.
the firm's financial flexibility, generate   in high quality businesses that are less               Mr. Dann joined Invesco
higher returns and increase company          dependent on external sources of             Aim in 2004. He serves on the board of
earnings.                                    financing. At the end of the year, our       directors of the National Association of
                                             largest sector weightings were IT and        Petroleum Investment Analysts and is a
   Just as important as where we invested    industrials; we had minimal exposure to      member of the CFA Society of San
was what we avoided. In early 2008, we       materials and utilities.                     Francisco. He earned an A.B. degree from
took profits in many of our energy                                                        Princeton University.
holdings as oil and natural gas prices          We continue to focus on good companies
rallied due to fundamental factors and       with sound balance sheets, reliable                    BRIAN NELSON
speculative activity. We believed the        management teams and attractive                        Chartered Financial Analyst,
prices of many energy companies had          valuations. This is a long-term strategy     [NELSON   portfolio manager, is manager
reached unjustified levels, reducing their   that facilitates our role as a               PHOTO]    of AIM V.I. Core Equity Fund. He
attractiveness. As a result of our           conservative cornerstone within your                   began his investment career in
actions, the Fund was underweight the        broader asset allocation strategy.           1988 and joined Invesco Aim in 2004. He
energy sector versus our style-specific                                                   earned a B.A. from the University of
index -- a contrast to the notable              Thank you for your continued trust and    California-Santa Barbara and is a member
overweight position we had to energy for     investment in AIM V.I. Core Equity Fund.     of the Security Analyst Society of San
quite some time. It was a move that                                                       Francisco.
benefited shareholders as energy             The views and opinions expressed in
companies' share prices fell sharply         management's discussion of Fund              Assisted by the Mid/Large Cap Core Team
beginning in the summer.                     performance are those of Invesco Aim
                                             Advisors, Inc. These views and opinions
   Earlier in the year, we decided to        are subject to change at any time based on
hedge a portion of the euro and British      factors such as market and economic
pound currency exposure of certain           conditions. These views and opinions may
non-U.S. holdings. We did this by selling    not be relied upon as investment advice or
euro and British pound futures contracts,    recommendations, or as an offer for a
which allowed us to gain exposure to the     particular security. The information is
U.S. dollar without having to take actual    not a complete analysis of every aspect of
ownership of the underlying currency. This   any market, country, industry, security or
benefited the Fund as the U.S. dollar        the Fund. Statements of fact are from
appreciated versus the euro and pound.       sources considered reliable, but Invesco
Currency hedging is not an investment        Aim Advisors, Inc. makes no representation
strategy we frequently use, but we felt it   or warranty as to their completeness or
was prudent in this situation.               accuracy. Although historical performance
                                             is no guarantee of future results, these
   The Fund held 15.30% of its assets in     insights may help you understand our
cash at the beginning of 2008, as the        investment management philosophy.
number of attractive investments from a
risk-reward perspective diminished. Over     See important Fund and index disclosures
the year, we took advantage of market        later in this report.
turmoil to invest in high quality
companies that we believed had been unduly
punished -- namely, select financials,
industrials and IT stocks. The Fund's cash
weighting fell to 10.24% at the end of the
year.

   One of our more disappointing
investments during the year was MOTOROLA.
The stock was under pressure as the
company lost market share to rivals such as NOKIA and the market worried about its ability to recover. In situations such as these,

AIM V.I. CORE EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. CORE EQUITY FUND, A SERIES
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
                                             COMPARABLE FUTURE RESULTS; CURRENT           IS CURRENTLY OFFERED THROUGH INSURANCE
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   COMPANIES ISSUING VARIABLE PRODUCTS. YOU
Inception (5/2/94)                   6.22%   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      CANNOT PURCHASE SHARES OF THE FUND
10 Years                            -0.61    FINANCIAL ADVISOR FOR THE MOST RECENT        DIRECTLY. PERFORMANCE FIGURES GIVEN
 5 Years                             0.23    MONTH-END VARIABLE PRODUCT PERFORMANCE.      REPRESENT THE FUND AND ARE NOT INTENDED TO
 1 Year                            -30.14    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   REFLECT ACTUAL VARIABLE PRODUCT VALUES.
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      THEY DO NOT REFLECT SALES CHARGES,
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       EXPENSES AND FEES ASSESSED IN CONNECTION
10 Years                            -0.85%   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   WITH A VARIABLE PRODUCT. SALES CHARGES,
 5 Years                            -0.02    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        EXPENSES AND FEES, WHICH ARE DETERMINED BY
 1 Year                            -30.32    SHARES.                                      THE VARIABLE PRODUCT ISSUERS, WILL VARY
==========================================                                                AND WILL LOWER THE TOTAL RETURN.
                                                THE NET ANNUAL FUND OPERATING EXPENSE
SERIES II SHARES' INCEPTION DATE IS          RATIO SET FORTH IN THE MOST RECENT FUND         THE MOST RECENT MONTH-END PERFORMANCE
OCTOBER 24, 2001. RETURNS SINCE THAT DATE    PROSPECTUS AS OF THE DATE OF THIS REPORT     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
ARE HISTORICAL. ALL OTHER RETURNS ARE THE    FOR SERIES I AND SERIES II SHARES WAS        PRODUCT CHARGES, IS AVAILABLE ON THIS
BLENDED RETURNS OF THE HISTORICAL            0.89% AND 1.14%, RESPECTIVELY.(1) THE        INVESCO AIM AUTOMATED INFORMATION LINE,
PERFORMANCE OF THE FUND'S SERIES II SHARES   TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    866 702 4402. AS MENTIONED ABOVE, FOR THE
SINCE THEIR INCEPTION AND THE RESTATED       SET FORTH IN THE MOST RECENT FUND            MOST RECENT MONTH-END PERFORMANCE
HISTORICAL PERFORMANCE OF SERIES I SHARES    PROSPECTUS AS OF THE DATE OF THIS REPORT     INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
(FOR PERIODS PRIOR TO INCEPTION OF THE       FOR SERIES I AND SERIES II SHARES WAS        CONTACT YOUR VARIABLE PRODUCT ISSUER OR
SERIES II SHARES) ADJUSTED TO REFLECT THE    0.90% AND 1.15%, RESPECTIVELY. THE EXPENSE   FINANCIAL ADVISOR.
RULE 12B-1 FEES APPLICABLE TO THE SERIES     RATIOS PRESENTED ABOVE MAY VARY FROM THE
II SHARES. THE INCEPTION DATE OF SERIES I    EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   (1) Total annual operating expenses less
SHARES IS MAY 2, 1994.                       OF THIS REPORT THAT ARE BASED ON EXPENSES        contractual advisory fee waivers by
                                             INCURRED DURING THE PERIOD COVERED BY THIS       the advisor in effect through at
   THE PERFORMANCE OF THE FUND'S SERIES I    REPORT.                                          least April 30, 2010. See current
AND SERIES II SHARE CLASSES WILL DIFFER                                                       prospectus for more information.
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Index data from 4/30/94, Fund data from 5/2/94

              AIM V.I.                                            Lipper VUF
          Core Equity Fund-                      Russell 1000   Large-Cap Core
  Date     Series I Shares    S&P 500 Index(1)     Index(1)      Funds Index(1)
-------   -----------------   ----------------   ------------   ---------------
4/30/94         $10000             $10000           $10000
   5/94         $ 9820              10163            10133           $10115
   6/94           9770               9915             9862             9896
   7/94          10030              10240            10183            10193
   8/94          10450              10659            10613            10593
   9/94          10194              10399            10366            10333
  10/94          10345              10632            10562            10467
  11/94           9903              10245            10182            10078
  12/94           9999              10397            10327            10238
   1/95          10090              10666            10594            10408
   2/95          10454              11081            11025            10839
   3/95          10867              11408            11309            11147
   4/95          11202              11744            11609            11436
   5/95          11577              12212            12055            11790
   6/95          12014              12495            12374            12101
   7/95          12562              12910            12847            12555
   8/95          12724              12942            12944            12653
   9/95          13301              13488            13476            13099
  10/95          13058              13440            13415            12935
  11/95          13454              14029            14013            13518
  12/95          13388              14299            14227            13663
   1/96          13684              14785            14687            14097
   2/96          13968              14923            14878            14287
   3/96          14052              15066            15011            14446
   4/96          14401              15288            15240            14694
   5/96          14707              15682            15606            15017
   6/96          14644              15742            15623            14927
   7/96          13884              15047            14870            14245
   8/96          14327              15364            15274            14620
   9/96          15161              16228            16133            15363
  10/96          15277              16676            16490            15683
  11/96          16228              17935            17707            16778
  12/96          16057              17580            17421            16538
   1/97          16998              18678            18454            17330
   2/97          16934              18824            18524            17422
   3/97          15930              18052            17690            16740
   4/97          16720              19129            18647            17565
   5/97          17990              20299            19841            18652
   6/97          18739              21201            20664            19416
   7/97          20427              22887            22355            20965
   8/97          19455              21606            21300            20123
   9/97          20641              22789            22468            21223
  10/97          19744              22029            21740            20454
  11/97          20097              23048            22683            21084
  12/97          20187              23443            23144            21332
   1/98          20337              23702            23316            21348
   2/98          21610              25411            24978            22906
   3/98          22615              26711            26238            24111
   4/98          22583              26984            26508            24352
   5/98          21985              26521            25934            23934
   6/98          23097              27598            26894            24591
   7/98          23118              27306            26571            24137
   8/98          19384              23361            22599            20495
   9/98          20379              24859            24121            21519
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                    [MOUNTAIN CHART]

  10/98          22154              26878            26026            23216
  11/98          23609              28506            27637            24512
  12/98          25774              30148            29398            25849
   1/99          27174              31408            30447            26558
   2/99          26133              30432            29480            25760
   3/99          27902              31649            30610            26601
   4/99          28293              32875            31890            27565
   5/99          27532              32099            31201            27164
   6/99          29528              33876            32791            28698
   7/99          28441              32823            31789            27824
   8/99          28418              32660            31492            27408
   9/99          28060              31766            30626            26731
  10/99          29741              33775            32684            28124
  11/99          30978              34462            33525            28718
  12/99          34597              36489            35545            30770
   1/00          33317              34656            34090            29329
   2/00          34456              34000            33999            29487
   3/00          37467              37324            37097            31929
   4/00          34991              36202            35860            30896
   5/00          33031              35460            34933            29887
   6/00          34980              36333            35823            30723
   7/00          35057              35765            35228            30335
   8/00          37851              37986            37836            32602
   9/00          35330              35981            36079            30738
  10/00          33875              35828            35645            30182
  11/00          29044              33006            32385            27330
  12/00          29561              33167            32777            27864
   1/01          30826              34343            33855            28427
   2/01          26357              31214            30697            25734
   3/01          23523              29238            28658            23860
   4/01          26221              31508            30961            25875
   5/01          26266              31719            31170            26005
   6/01          25420              30948            30466            25244
   7/01          24505              30643            30050            24789
   8/01          22552              28726            28219            23180
   9/01          19945              26407            25826            21319
  10/01          20825              26911            26363            21841
  11/01          22745              28974            28393            23353
  12/01          22813              29228            28696            23637
   1/02          22395              28802            28332            23138
   2/02          22158              28247            27767            22661
   3/02          23073              29309            28908            23532
   4/02          22316              27533            27252            22247
   5/02          22305              27331            27011            22024
   6/02          21130              25385            25018            20387
   7/02          19458              23406            23167            18966
   8/02          19661              23560            23288            19108
   9/02          18159              21002            20787            17105
  10/02          19175              22848            22514            18393
  11/02          20102              24192            23831            19315
  12/02          19257              22771            22483            18205
   1/03          18622              22176            21938            17801
   2/03          18225              21843            21598            17573
   3/03          18316              22054            21822            17708
   4/03          19620              23870            23584            19054
   5/03          20935              25126            24928            20092
   6/03          21117              25447            25256            20347
   7/03          21413              25896            25759            20684
   8/03          21980              26400            26282            21025
   9/03          21640              26121            26013            20815
  10/03          22364              27598            27538            21996
  11/03          22830              27840            27868            22237
  12/03          23962              29299            29203            23312
   1/04          24226              29837            29758            23613
   2/04          24662              30251            30170            23934
   3/04          24077              29795            29758            23616
   4/04          24306              29328            29221            23134
====================================================================================================================================

====================================================================================================================================
                                    [MOUNTAIN CHART]

   5/04          24478              29730            29642            23398
   6/04          24936              30307            30176            23857
   7/04          24158              29305            29117            22959
   8/04          24091              29422            29260            22973
   9/04          24298              29741            29630            23248
  10/04          24572              30195            30108            23513
  11/04          25270              31416            31397            24522
  12/04          26114              32485            32533            25355
   1/05          25548              31693            31714            24849
   2/05          26391              32360            32427            25369
   3/05          25953              31787            31913            24899
   4/05          25420              31185            31325            24467
   5/05          25733              32176            32435            25254
   6/05          25859              32222            32568            25406
   7/05          26772              33420            33834            26277
   8/05          26678              33115            33542            26148
   9/05          26886              33383            33853            26467
  10/05          26263              32827            33260            25917
  11/05          27326              34067            34526            27010
  12/05          27501              34079            34572            27128
   1/06          28511              34982            35541            27875
   2/06          28605              35076            35621            27829
   3/06          29085              35513            36125            28163
   4/06          29402              35989            36558            28516
   5/06          28699              34955            35479            27588
   6/06          28616              35001            35525            27581
   7/06          28817              35217            35603            27686
   8/06          29497              36053            36457            28379
   9/06          30281              36982            37322            29052
  10/06          31008              38186            38589            29901
  11/06          31724              38911            39412            30474
  12/06          32095              39457            39917            30889
   1/07          32660              40053            40686            31383
   2/07          32095              39272            39986            30764
   3/07          32731              39711            40401            31157
   4/07          34344              41469            42099            32475
   5/07          35062              42915            43616            33652
   6/07          35003              42202            42783            33179
   7/07          34212              40896            41461            32165
   8/07          34129              41508            42025            32547
   9/07          35379              43058            43630            33856
  10/07          36026              43743            44391            34517
  11/07          35014              41914            42498            33196
  12/07          34695              41623            42222            32982
   1/08          33016              39127            39690            30986
   2/08          32907              37857            38478            30100
   3/08          32621              37693            38217            29703
   4/08          33622              39529            40155            31287
   5/08          34671              40041            40891            31951
   6/08          32383              36668            37495            29498
   7/08          32681              36360            37059            29010
   8/08          33360              36886            37569            29349
   9/08          30692              33603            33990            26545
  10/08          25732              27960            28055            22090
  11/08          23943              25953            25933            20374
  12/08          24236              26227            26348            20711
====================================================================================================================================

AIM V.I. CORE EQUITY FUND

AIM V.I. CORE EQUITY FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

To the extent the Fund holds cash or cash    The S&P 500--REGISTERED TRADEMARK--          The Chartered Financial
equivalents rather than equity securities    INDEX is a market capitalization-weighted    Analyst--REGISTERED TRADEMARK--
for risk management purposes, the Fund may   index covering all major areas of the U.S.   (CFA--REGISTERED TRADEMARK--) designation
not achieve its investment objective.        economy. It is not the 500 largest           is a globally recognized standard for
                                             companies, but rather the most widely held   measuring the competence and integrity of
   Prices of equity securities change in     500 companies chosen with respect to         investment professionals.
response to many factors, including the      market size, liquidity, and their
historical and prospective earnings of the   industry.                                       The returns shown in management's
issuer, the value of its assets, general                                                  discussion of Fund performance are based
economic conditions, interest rates,            The RUSSELL 1000--REGISTERED              on net asset values calculated for
investor perceptions and market liquidity.   TRADEMARK-- INDEX is comprised of 1000 of    shareholder transactions. Generally
                                             the largest capitalized U.S. domiciled       accepted accounting principles require
   Foreign securities have additional        companies whose common stock is traded in    adjustments to be made to the net assets
risks, including exchange rate changes,      the United States. The Russell 1000 Index    of the Fund at period end for financial
political and economic upheaval, relative    is a trademark/service mark of the Frank     reporting purposes, and as such, the net
lack of information, relatively low market   Russell Company. Russell--REGISTERED         asset values for shareholder transactions
liquidity, and the potential lack of         TRADEMARK-- is a trademark of the Frank      and the returns based on those net asset
strict financial and accounting controls     Russell Company.                             values may differ from the net asset
and standards.                                                                            values and returns reported in the
                                                The LIPPER VUF LARGE-CAP CORE FUNDS       Financial Highlights. Additionally, the
   There is no guarantee that the            INDEX is an equally weighted                 returns and net asset values shown
investment techniques and risk analysis      representation of the largest variable       throughout this report are at the Fund
used by the Fund's portfolio managers will   insurance underlying funds in the Lipper     level only and do not include variable
produce the desired results.                 Large-Cap Core Funds category. These funds   product issuer charges. If such charges
                                             typically have an average                    were included, the total returns would be
   The prices of securities held by the      price-to-earnings ratio, price-to-book       lower.
Fund may decline in response to market       ratio, and three-year sales-per-share
risks.                                       growth value, compared to the S&P 500           Industry classifications used in this
                                             Index.                                       report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                The Fund is not managed to track the      which was developed by and is the
                                             performance of any particular index,         exclusive property and a service mark of
                                             including the indexes defined here, and      MSCI Inc. and Standard & Poor's.
                                             consequently, the performance of the Fund
                                             may deviate significantly from the
                                             performance of the indexes.

                                                A direct investment cannot be made in
                                             an index. Unless otherwise indicated,
                                             index results include reinvested
                                             dividends, and they do not reflect sales
                                             charges. Performance of an index of funds
                                             reflects fund expenses; performance of a
                                             market index does not.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-88.57%

AEROSPACE & DEFENSE-3.27%

Lockheed Martin Corp.                                   129,229    $   10,865,574
---------------------------------------------------------------------------------
Northrop Grumman Corp.                                  291,219        13,116,504
---------------------------------------------------------------------------------
United Technologies Corp.                               379,220        20,326,192
=================================================================================
                                                                       44,308,270
=================================================================================


AIR FREIGHT & LOGISTICS-1.50%

United Parcel Service, Inc.-Class B                     367,797        20,287,683
=================================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.89%

Polo Ralph Lauren Corp.                                 264,952        12,031,470
=================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.29%

Legg Mason, Inc.                                        796,811        17,458,129
=================================================================================


AUTOMOBILE MANUFACTURERS-0.19%

Renault S.A. (France)                                    98,927         2,592,965
=================================================================================


BIOTECHNOLOGY-1.52%

Amgen Inc.(b)                                           356,534        20,589,839
=================================================================================


CABLE & SATELLITE-2.47%

Comcast Corp.-Class A                                 1,982,317        33,461,511
=================================================================================


COMMUNICATIONS EQUIPMENT-5.78%

Cisco Systems, Inc.(b)                                1,715,404        27,961,085
---------------------------------------------------------------------------------
Motorola, Inc.                                        4,020,913        17,812,645
---------------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                               2,084,834        32,523,410
=================================================================================
                                                                       78,297,140
=================================================================================


COMPUTER HARDWARE-2.12%

Fujitsu Ltd. (Japan)                                  3,018,000        14,575,337
---------------------------------------------------------------------------------
International Business Machines Corp.                   167,423        14,090,320
=================================================================================
                                                                       28,665,657
=================================================================================


COMPUTER STORAGE & PERIPHERALS-1.24%

EMC Corp.(b)                                          1,127,290        11,802,726
---------------------------------------------------------------------------------
Seagate Technology                                    1,114,518         4,937,315
=================================================================================
                                                                       16,740,041
=================================================================================


CONSUMER FINANCE-1.70%

American Express Co.                                  1,243,825        23,072,954
=================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-2.06%

Automatic Data Processing, Inc.                         710,329        27,944,343
=================================================================================


DIVERSIFIED BANKS-3.15%

U.S. Bancorp                                            664,618        16,622,096
---------------------------------------------------------------------------------
Wells Fargo & Co.                                       880,752        25,964,569
=================================================================================
                                                                       42,586,665
=================================================================================


DIVERSIFIED METALS & MINING-0.18%

Freeport-McMoRan Copper & Gold, Inc.(b)                  97,000         2,370,680
=================================================================================


DRUG RETAIL-1.29%

Walgreen Co.                                            707,474        17,453,384
=================================================================================


ELECTRONIC EQUIPMENT & INSTRUMENTS-1.49%

Agilent Technologies, Inc.(b)                         1,294,591        20,234,457
=================================================================================


ELECTRONIC MANUFACTURING SERVICES-1.23%

Tyco Electronics Ltd.                                 1,029,108        16,681,841
=================================================================================


ENVIRONMENTAL & FACILITIES SERVICES-1.75%

Waste Management, Inc.                                  716,716        23,751,968
=================================================================================


HEALTH CARE EQUIPMENT-3.50%

Covidien Ltd.                                           534,479        19,369,519
---------------------------------------------------------------------------------
Medtronic, Inc.                                         893,636        28,078,043
=================================================================================
                                                                       47,447,562
=================================================================================


HEALTH CARE SUPPLIES-1.09%

Alcon, Inc.                                             165,858        14,792,875
=================================================================================


HYPERMARKETS & SUPER CENTERS-1.94%

Wal-Mart Stores, Inc.                                   468,801        26,280,984
=================================================================================


INDUSTRIAL CONGLOMERATES-6.65%

3M Co.                                                  521,148        29,986,856
---------------------------------------------------------------------------------
General Electric Co.                                    565,919         9,167,888
---------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Netherlands)                                       1,349,856        26,380,820
---------------------------------------------------------------------------------
Tyco International Ltd.                               1,136,596        24,550,474
=================================================================================
                                                                       90,086,038
=================================================================================


INDUSTRIAL GASES-0.78%

Air Products and Chemicals, Inc.                        209,400        10,526,538
=================================================================================


INDUSTRIAL MACHINERY-1.07%

Danaher Corp.                                           255,126        14,442,683
=================================================================================


INSURANCE BROKERS-1.01%

Marsh & McLennan Cos., Inc.                             563,201        13,668,888
=================================================================================


INTEGRATED OIL & GAS-0.55%

Total S.A. (France)                                     136,263         7,464,819
=================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.97%

AT&T Inc.                                               460,300        13,118,550
=================================================================================


MANAGED HEALTH CARE-1.43%

UnitedHealth Group Inc.                                 729,484        19,404,274
=================================================================================


MOVIES & ENTERTAINMENT-0.64%

News Corp.-Class A                                      958,166         8,709,729
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CORE EQUITY FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
OFFICE ELECTRONICS-1.02%

Xerox Corp.                                           1,734,243    $   13,821,917
=================================================================================


OIL & GAS EQUIPMENT & SERVICES-2.24%

BJ Services Co.                                       1,513,338        17,660,655
---------------------------------------------------------------------------------
Tenaris S.A.-ADR (Argentina)                            276,838         5,808,061
---------------------------------------------------------------------------------
Weatherford International Ltd.(b)                       629,706         6,813,419
=================================================================================
                                                                       30,282,135
=================================================================================


OIL & GAS EXPLORATION & PRODUCTION-2.44%

Apache Corp.                                            163,260        12,167,768
---------------------------------------------------------------------------------
Chesapeake Energy Corp.                                 374,108         6,049,326
---------------------------------------------------------------------------------
XTO Energy, Inc.                                        420,264        14,822,711
=================================================================================
                                                                       33,039,805
=================================================================================


OIL & GAS STORAGE & TRANSPORTATION-0.74%

Williams Cos., Inc. (The)                               689,708         9,986,972
=================================================================================


PACKAGED FOODS & MEATS-4.07%

Cadbury PLC (United Kingdom)                          3,891,750        34,569,814
---------------------------------------------------------------------------------
Unilever N.V. (Netherlands)                             843,555        20,538,701
=================================================================================
                                                                       55,108,515
=================================================================================


PERSONAL PRODUCTS-0.97%

Avon Products, Inc.                                     547,806        13,163,778
=================================================================================


PHARMACEUTICALS-6.31%

Allergan, Inc.                                          273,345        11,021,270
---------------------------------------------------------------------------------
Merck & Co. Inc.                                        427,944        13,009,498
---------------------------------------------------------------------------------
Pfizer Inc.                                             712,763        12,623,033
---------------------------------------------------------------------------------
Schering-Plough Corp.                                   776,276        13,219,980
---------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR (Israel)        452,681        19,270,630
---------------------------------------------------------------------------------
Wyeth                                                   433,219        16,250,045
=================================================================================
                                                                       85,394,456
=================================================================================


PROPERTY & CASUALTY INSURANCE-5.66%

Berkshire Hathaway Inc.-Class A(b)                          340        32,844,000
---------------------------------------------------------------------------------
Progressive Corp. (The)(b)                            2,957,693        43,803,433
=================================================================================
                                                                       76,647,433
=================================================================================


RAILROADS-0.84%

Union Pacific Corp.                                     237,019        11,329,508
=================================================================================


REGIONAL BANKS-2.17%

BB&T Corp.(c)                                           513,448        14,099,282
---------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                      311,465        15,261,785
=================================================================================
                                                                       29,361,067
=================================================================================


SEMICONDUCTORS-1.82%

Intel Corp.                                             878,912        12,884,850
---------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Taiwan)                                            8,580,000        11,752,838
=================================================================================
                                                                       24,637,688
=================================================================================


SOFT DRINKS-0.81%

Coca-Cola Co. (The)                                     242,480        10,977,070
=================================================================================


SYSTEMS SOFTWARE-5.07%

Microsoft Corp.                                       1,358,104        26,401,542
---------------------------------------------------------------------------------
Symantec Corp.(b)                                     3,119,723        42,178,655
=================================================================================
                                                                       68,580,197
=================================================================================


WIRELESS TELECOMMUNICATION SERVICES-1.66%

Vodafone Group PLC (United Kingdom)                  10,973,123        22,415,081
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,539,238,960)                                        1,199,217,559
=================================================================================



PREFERRED STOCKS-0.59%

HOUSEHOLD PRODUCTS-0.59%

Henkel AG & Co. KGaA(Germany)-Pfd. (Cost
  $13,346,361)                                          247,757         7,981,980
=================================================================================



MONEY MARKET FUNDS-10.05%

Liquid Assets Portfolio-Institutional Class(d)       68,045,069        68,045,069
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             68,045,069        68,045,069
=================================================================================
     Total Money Market Funds (Cost $136,090,138)                     136,090,138
=================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.21% (Cost $1,688,675,459)                                1,343,289,677
=================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-0.77%

Liquid Assets Portfolio-Institutional Class (Cost
  $10,445,820)(d)(e)                                 10,445,820        10,445,820
=================================================================================
TOTAL INVESTMENTS-99.98% (Cost $1,699,121,279)                      1,353,735,497
=================================================================================
OTHER ASSETS LESS LIABILITIES-0.02%                                       310,773
=================================================================================
NET ASSETS-100.00%                                                 $1,354,046,270
_________________________________________________________________________________
=================================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c)   All or a portion of this security was out on loan at December 31, 2008.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $1,552,585,321)*                       $1,207,199,539
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  146,535,958
=======================================================
     Total investments (Cost
       $1,699,121,279)                    1,353,735,497
=======================================================
Foreign currencies, at value (Cost
  $285,605)                                     295,341
-------------------------------------------------------
Receivables for:
  Fund shares sold                           12,118,342
-------------------------------------------------------
  Dividends                                   3,131,829
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             105,506
-------------------------------------------------------
Other assets                                        191
=======================================================
     Total assets                         1,369,386,706
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                        895,888
-------------------------------------------------------
  Foreign currency contracts                  2,699,536
-------------------------------------------------------
  Collateral upon return of securities
     loaned                                  10,445,820
-------------------------------------------------------
  Accrued fees to affiliates                    844,090
-------------------------------------------------------
  Accrued other operating expenses               83,574
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              371,528
=======================================================
     Total liabilities                       15,340,436
=======================================================
Net assets applicable to shares
  outstanding                            $1,354,046,270
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,968,254,313
-------------------------------------------------------
Undistributed net investment income          23,956,084
-------------------------------------------------------
Undistributed net realized gain (loss)     (290,022,711)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (348,141,416)
=======================================================
                                         $1,354,046,270
_______________________________________________________
=======================================================



NET ASSETS:

Series I                                 $1,330,160,873
_______________________________________________________
=======================================================
Series II                                $   23,885,397
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     67,360,811
_______________________________________________________
=======================================================
Series II                                     1,217,710
_______________________________________________________
=======================================================
Series I:
  Net asset value per share              $        19.75
_______________________________________________________
=======================================================
Series II:
  Net asset value per share              $        19.62
_______________________________________________________
=======================================================



* At December 31, 2008, securities with an aggregate value of $10,572,100 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $775,954)                      $  34,547,778
-------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $330,040)                         6,025,835
=======================================================
     Total investment income                 40,573,613
=======================================================

EXPENSES:

Advisory fees                                11,422,098
-------------------------------------------------------
Administrative services fees                  4,878,935
-------------------------------------------------------
Custodian fees                                   82,327
-------------------------------------------------------
Distribution fees -- Series II                   74,597
-------------------------------------------------------
Transfer agent fees                              49,853
-------------------------------------------------------
Trustees' and officers' fees and
  benefits                                       70,218
-------------------------------------------------------
Other                                           490,375
=======================================================
     Total expenses                          17,068,403
=======================================================
Less: Fees waived and expense offset
  arrangement(s)                               (263,052)
=======================================================
     Net expenses                            16,805,351
=======================================================
Net investment income                        23,768,262
=======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains (losses) from securities
     sold to affiliates of (3,869,925))     (38,195,466)
-------------------------------------------------------
  Foreign currencies                            469,287
-------------------------------------------------------
  Foreign currency contracts                 19,365,310
=======================================================
                                            (18,360,869)
=======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (627,225,132)
-------------------------------------------------------
  Foreign currencies                             28,047
-------------------------------------------------------
  Foreign currency contracts                 (2,770,451)
=======================================================
                                           (629,967,536)
=======================================================
Net realized and unrealized gain (loss)    (648,328,405)
=======================================================
Net increase (decrease) in net assets
  resulting from operations               $(624,560,143)
_______________________________________________________
=======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                               2008                2007
------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                   $   23,768,262      $   37,033,376
------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (18,360,869)        387,454,941
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                      (629,967,536)       (212,013,364)
============================================================================================================
     Net increase (decrease) in net assets resulting from operations        (624,560,143)        212,474,953
============================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                   (37,970,942)        (26,080,139)
------------------------------------------------------------------------------------------------------------
  Series II                                                                     (580,118)           (332,527)
============================================================================================================
     Total distributions from net investment income                          (38,551,060)        (26,412,666)
============================================================================================================
Share transactions-net:
  Series I                                                                  (315,589,332)       (584,578,394)
------------------------------------------------------------------------------------------------------------
  Series II                                                                      (32,094)         (7,686,109)
============================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                         (315,621,426)       (592,264,503)
============================================================================================================
     Net increase (decrease) in net assets                                  (978,732,629)       (406,202,216)
============================================================================================================


NET ASSETS:

  Beginning of year                                                        2,332,778,899       2,738,981,115
============================================================================================================
  End of year (includes undistributed net investment income of
     $23,956,084 and $38,129,325, respectively)                           $1,354,046,270      $2,332,778,899
____________________________________________________________________________________________________________
============================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is growth of capital.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. CORE EQUITY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

AIM V.I. CORE EQUITY FUND
      of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $260,300.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $404,770 for accounting and fund administrative services and reimbursed $4,474,165 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.


AIM V.I. CORE EQUITY FUND

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN                 OTHER
INPUT LEVEL               SECURITIES               INVESTMENTS*
---------------------------------------------------------------
Level 1                 $1,205,463,140              $(2,770,451)
---------------------------------------------------------------
Level 2                    148,272,357                       --
---------------------------------------------------------------
Level 3                             --                       --
===============================================================
                        $1,353,735,497              $(2,770,451)
_______________________________________________________________
===============================================================



* Other investments include foreign currency contracts, which are included at unrealized appreciation/(depreciation).

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $1,852,823 and securities sales of $10,693,669, which resulted in net realized gains (losses) of $(3,869,925).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,752.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $8,394 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


AIM V.I. CORE EQUITY FUND

NOTE 8--FOREIGN CURRENCY CONTRACTS AT PERIOD-END


                                            OPEN FOREIGN CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
                                                 CONTRACT TO                                               UNREALIZED
SETTLEMENT                       ------------------------------------------                               APPRECIATION
DATE                                  DELIVER                  RECEIVE                 VALUE             (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------

3/04/09                           GBP   18,300,000         USD   27,355,389        $ 26,659,956          $    695,433
-----------------------------------------------------------------------------------------------------------------------
3/10/09                           EUR   33,600,000         USD   43,357,776        $ 46,823,660          $ (3,465,884)
=======================================================================================================================
  Total open foreign
     currency contracts                                                                                  $ (2,770,451)
=======================================================================================================================





                                          CLOSED FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------
                                                 CONTRACT TO
CLOSED                           ------------------------------------------
DATE                                  DELIVER                  RECEIVE                 VALUE            REALIZED GAIN
---------------------------------------------------------------------------------------------------------------------

12/08/08                          USD    5,150,000         GBP    7,698,374        $  7,627,459         $     70,915
=====================================================================================================================
  Total closed foreign
     currency contracts                                                                                 $     70,915
=====================================================================================================================
  Total foreign currency
     contracts                                                                                          $ (2,699,536)
_____________________________________________________________________________________________________________________
=====================================================================================================================




Currency Abbreviations:


EUR  - Euro
GBP  - British Pound Sterling
USD  - U.S. Dollar



NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                              2008            2007
-------------------------------------------------------------------------------------------------------------
Ordinary income                                                           $38,551,060     $26,412,666
_____________________________________________________________________________________________________________
=============================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   24,371,702
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (348,159,289)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                           14,817
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (415,618)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (211,670,138)
-------------------------------------------------------------------------------------------------
Post-October Capital Loss deferral                                                    (78,349,517)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,968,254,313
=================================================================================================
Total net assets                                                                   $1,354,046,270
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the realization for tax purposes of unrealized gains on certain foreign currency contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $ 211,670,138 of capital loss carryforward in the fiscal year ending December 31, 2009.


AIM V.I. CORE EQUITY FUND

  The Fund utilized $56,332,868 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                     CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD*
---------------------------------------------------------------------------------
December 31, 2009                                                    $ 33,267,817
---------------------------------------------------------------------------------
December 31, 2010                                                     157,184,467
---------------------------------------------------------------------------------
December 31, 2011                                                      21,217,854
=================================================================================
Total capital loss carryforward                                      $211,670,138
_________________________________________________________________________________
=================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 1, 2006, the date of the reorganization of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, into the Fund are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

  NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $615,170,395 and $708,536,103, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  45,750,225
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (393,909,514)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(348,159,289)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,701,894,786.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proxy costs and partnership investments, on December 31, 2008, undistributed net investment income was increased by $609,557, undistributed net realized gain (loss) was decreased by $483,178 and shares of beneficial interest decreased by $126,379. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                                      2008(a)                             2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                   4,038,365     $  99,125,887       1,426,134     $  41,447,869
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                    303,531         7,308,692         162,780         4,629,698
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                   1,942,248        37,970,942         869,048        26,080,138
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     29,872           580,118          11,166           332,527
==========================================================================================================================
Reacquired:
  Series I                                                 (17,562,746)     (452,686,161)    (22,533,393)     (652,106,401)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (319,907)       (7,920,904)       (440,110)      (12,648,334)
==========================================================================================================================
     Net decrease in share activity                        (11,568,637)    $(315,621,426)    (20,504,375)    $(592,264,503)
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. CORE EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                            NET GAINS
                                 NET ASSET                 (LOSSES) ON                 DIVIDENDS
                                   VALUE,       NET     SECURITIES (BOTH  TOTAL FROM   FROM NET    NET ASSET
                                 BEGINNING  INVESTMENT    REALIZED AND    INVESTMENT  INVESTMENT  VALUE, END    TOTAL
                                 OF PERIOD    INCOME       UNREALIZED)    OPERATIONS    INCOME     OF PERIOD  RETURN(A)
-----------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                $29.11      $0.33(c)      $(9.11)        $(8.78)     $(0.58)     $19.75      (30.14)%
Year ended 12/31/07                 27.22       0.42(c)        1.80           2.22       (0.33)      29.11        8.12
Year ended 12/31/06                 23.45       0.34(c)        3.58           3.92       (0.15)      27.22       16.70
Year ended 12/31/05                 22.60       0.24(c)        0.96           1.20       (0.35)      23.45        5.31
Year ended 12/31/04                 20.94       0.30(e)        1.58           1.88       (0.22)      22.60        8.97
-----------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                 28.88       0.26(c)       (9.02)         (8.76)      (0.50)      19.62      (30.32)
Year ended 12/31/07                 27.02       0.34(c)        1.80           2.14       (0.28)      28.88        7.88
Year ended 12/31/06                 23.33       0.28(c)        3.55           3.83       (0.14)      27.02       16.42
Year ended 12/31/05                 22.48       0.18(c)        0.96           1.14       (0.29)      23.33        5.08
Year ended 12/31/04                 20.85       0.21(e)        1.60           1.81       (0.18)      22.48        8.67
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                                     RATIO OF          RATIO OF
                                                     EXPENSES          EXPENSES
                                                    TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                    NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                   NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                  END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                 (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(B)
-------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                $1,330,161          0.89%(d)          0.90%(d)       1.26%(d)       36%
Year ended 12/31/07                 2,298,007          0.87              0.88           1.44           45
Year ended 12/31/06                 2,699,252          0.89              0.89           1.35           45
Year ended 12/31/05                 1,246,529          0.89              0.89           1.08           52
Year ended 12/31/04                 1,487,462          0.91              0.91           1.25(e)        52
-------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                    23,885          1.14(d)           1.15(d)        1.01(d)        36
Year ended 12/31/07                    34,772          1.12              1.13           1.19           45
Year ended 12/31/06                    39,729          1.14              1.14           1.10           45
Year ended 12/31/05                     3,858          1.14              1.14           0.83           52
Year ended 12/31/04                     4,173          1.16              1.16           1.00(e)        52
_____________________________________________________________________________________________________________
=============================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $1,853,011 and $29,839 for Series I and Series II shares, respectively.
(e) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.23 and 0.92%, $0.14 and 0.67% for Series I and Series II shares, respectively.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas




AIM V.I. CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $748.50        $3.91       $1,020.66       $4.52        0.89%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        747.50         5.01        1,019.41        5.79        1.14
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. CORE EQUITY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                               N/A
     Corporate Dividends Received Deduction*               81.13%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. CORE EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. CORE EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. CORE EQUITY FUND

[INVESCO AIM LOGO]          AIM V.I. DIVERSIFIED INCOME FUND
-- SERVICE MARK --          Annual Report to Shareholders o December 31, 2008

                                        [MOUNTAIN GRAPHIC]


The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC
Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products")
that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,
2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN
MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. DIVERSIFIED INCOME FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                                                                          continued to worsen and mortgage defaults
PERFORMANCE SUMMARY                                                                       began to reach high levels,(1) the two
                                                                                          largest providers of U.S. mortgages,
For the year ended December 31, 2008, Series I shares of AIM V.I. Diversified Income      Fannie Mae and Freddie Mac (not Fund
Fund, excluding variable product issuer charges, underperformed the Fund's broad market   holdings), were placed into U.S.
and style-specific indexes.(triangle) This underperformance can be attributed mainly      government conservatorship in an effort to
to our exposure to the financials sector and financial related companies. Price           inject stability into the financial and
declines of financial bonds were substantial in 2008 and reflected a negative sentiment   housing markets. In addition, large
toward the entire financials sector. In addition, the Fund's overall positioning in the   financial institutions that were highly
credit-sensitive areas of the market, including corporate bonds and mortgage-backed       leveraged or under-capitalized, such as
securities (MBS), detracted from performance, as all credit markets underperformed        Lehman Brothers, AIG, Merrill Lynch,
government securities for the year, reflecting an unprecedented flight to safety.         Washington Mutual and Wachovia (not Fund
                                                                                          holdings) became insolvent, causing
   Your Fund's long-term performance appears later in this report.                        significant market disruptions.

FUND VS. INDEXES                                                                             Since the middle of 2007, the U.S.
                                                                                          Federal Reserve (the Fed) deployed a range
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges. If        of policy tools to deal with a combination
variable product issuer charges were included, returns would be lower.                    of economic weakness and financial market
                                                                                          distress. Since December 2007, the Fed
Series I Shares                                                                 -15.73%   lowered the federal funds target rate from
Series II Shares                                                                -15.93    4.25% to a range of zero to 0.25%.(2) The
Barclays Capital U.S. Aggregate Index(triangle)* (Broad Market Index)             5.24    central bank, in conjunction with the U.S.
Barclays Capital U.S. Credit Index(triangle)* (Style-Specific Index)             -3.08    Department of the Treasury, sought to
Lipper VUF Corporate Debt BBB-Rated Funds Index(triangle) (Peer Group Index)     -4.97    enhance market liquidity by introducing a
                                                                                          large number of programs.
(triangle) Lipper Inc.
                                                                                             Most fixed-income securities lost
*  Effective 11/03/08, Lehman Brothers indexes were rebranded as Barclays Capital         ground along with other financial assets
   indexes.                                                                               during the year as the crisis within the
=======================================================================================   financial system deepened. Interest rates
HOW WE INVEST                                   In evaluating the credit quality of a     fell, credit spreads increased to record
                                             security, we use input from various rating   levels(1) and the yield curve steepened as
We seek to provide consistent returns        agencies and Wall Street fixed-income and    investors fled to the safety of government
while minimizing risk. Our security          equity analysts, and conduct our own         bonds, especially those with short
selection process involves both top-down     internal credit analysis.                    maturities. While credit and yield spreads
analysis, which takes into account overall                                                widened substantially throughout 2008,
economic and market trends, and bottom-up    We consider selling a bond when:             default rates lagged, but picked up in the
analysis, which includes an evaluation of                                                 second half of the year.
individual bond issuers. We look for         o  It becomes fully valued.
potential investments in all sectors of                                                      The Fund began the year with a
the bond market: domestic and foreign        o  Overall market and economic trends        long-to-neutral duration positioning
government securities, U.S. corporate           indicate that sector emphasis should be   versus its style-specific index. Duration
bonds, mortgages, asset-backed securities,      changed.                                  is a measure of a bond's sensitivity to
money market funds, high yield debt and                                                   interest rate changes. In response to the
convertible corporate bonds. We make         o  Fundamentals, such as credit quality      deepening turmoil in the credit markets,
allocation decisions based on performance       ratings, deteriorate for an individual    bond yields had declined by the middle of
and valuations among the different areas        issuer or a sector.
of the bond market. Our focus is on bonds
that are attractively valued relative to     o  An unanticipated change occurs
the rest of the bond market.                    involving an individual issuer or
                                                sector.

                                             MARKET CONDITIONS AND YOUR FUND

                                             Financial markets across the globe faced
                                             severe challenges throughout 2008. During
                                             the year, as the housing market

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                 Total Net Assets             $24.5 million
By industry
                                              1. Federal National Mortgage                Total Number of Holdings*              166
Other Diversified Financial Services 12.7%       Association                       9.1%   ==========================================
Diversified Banks                     9.2     2. First American Capital Trust I    3.3
Federal National Mortgage                     3. SLM Corp.                         3.2    The Fund's holdings are subject to change,
   Association (FNMA)                 9.1     4. Citicorp Lease Pass-Through Trust 2.6    and there is no assurance that the Fund
Property & Casualty Insurance         7.8     5. Federal Home Loan Mortgage Corp.  2.4    will continue to hold any particular
Integrated Telecommunication                  6. Industry (City of) California            security.
   Services                           5.5        Urban Development Agency          2.3
Cable & Satellite                     4.0     7. Centura Capital Trust I           2.1    *  Excluding money market fund holdings.
Investment Banking & Brokerage        3.8     8. Comcast Holdings Corp.            2.1
Regional Banks                        3.4     9. Silicon Valley Bank               1.6
Office Services & Supplies            3.2    10. Macys Retail Holdings Inc.        1.6
Consumer Finance                      3.1    ==========================================
Other Industries,
Each with Less Than 3%
of Total Net Assets                  39.6
Money Market Funds Plus
   Other Assets Less Liabilities     (1.4)
==========================================

AIM V.I. DIVERSIFIED INCOME FUND

March 2008. Then, as market liquidity           The Fund's overweight position in high                      PETER EHRET
improved, yields rose considerably through   yield bonds also was negative for relative                     Chartered Financial
the end of May. Consequently, our            performance. The high yield market                 [EHRET      Analyst, senior
long-to-neutral duration structure over      suffered significant losses during the             PHOTO]      portfolio manager, is
the first few months of 2008 was negative    year. The disparity between yields on U.S.                     manager of AIM  V.I.
for performance.                             Treasuries and high yield bonds reflected                      Diversified Income Fund.
                                             a significant flight to quality.             Mr. Ehret joined Invesco Aim in 2001. He
   During the summer of 2008, we shifted                                                  graduated cum laude with a B.S. in
toward a short-to-neutral duration stance.      We maintained a small position in         economics from the University of
As the credit markets came under renewed     mortgage-backed securities, primarily        Minnesota. He also earned an M.S. in real
pressure and concerns about financial        focusing on higher coupon agency mortgage    estate appraisal and investment analysis
stability increased, government bond         bonds. During the year, the MBS market       from the University of Wisconsin- Madison.
yields declined sharply through the end of   underperformed the U.S. Treasury market,
the year. As a result, the Fund's            driven by a general flight to safety. As a                     DARREN HUGHES
short-to-neutral duration detracted from     result, the Fund's exposure to MBS                             Chartered Financial
relative performance.                        detracted from relative performance.              [HUGHES      Analyst, senior
                                                                                                PHOTO]      portfolio manager, is
   We used U.S. Treasury notes and U.S.         Thank you for your investment in AIM                        manager of AIM V.I.
Treasury bond futures contracts to manage    V.I. Diversified Income Fund.                                  Diversified Income
the Fund's duration. In our view, gaining                                                 Fund. He joined Invesco Aim in 1992. Mr.
exposure to the U.S. Treasury market         The views and opinions expressed in          Hughes earned a B.B.A. in finance and
through U.S. Treasury futures is a more      management's discussion of Fund              economics from Baylor University.
efficient way to employ the Fund's cash      performance are those of Invesco Aim
for duration management purposes than        Advisors, Inc. These views and opinions                        CYNTHIA BRIEN
buying actual bonds.                         are subject to change at any time based on                     Chartered Financial
                                             factors such as market and economic                [BRIEN      Analyst, portfolio
   The Fund was positioned for a             conditions. These views and opinions may           PHOTO]      manager, is manager of
steepening of the yield curve throughout     not be relied upon as investment advice or                     AIM V.I. Diversified
the year. As long term bond yields fell by   recommendations, or as an offer for a                          Income Fund. She joined
less than short term yields, the yield       particular security. The information is      Invesco Aim in 1996. Ms. Brien earned a
curve steepened, which benefited relative    not a complete analysis of every aspect of   B.B.A. from the University of Texas at
performance.                                 any market, country, industry, security or   Austin. She is a director, and a past
                                             the Fund. Statements of fact are from        president, of the CFA Society of Houston.
   The Fund maintained an overweight         sources considered reliable, but Invesco     She joined the team on Jan. 14, 2009,
exposure to the investment-grade corporate   Aim Advisors, Inc. makes no representation   after the close of the reporting period.
bond market by investing primarily in        or warranty as to their completeness or
actual bonds. We also used credit default    accuracy. Although historical performance                      CHUCK BURGE
swaps (CDS) as a way to get exposure to      is no guarantee of future results, these                       Senior portfolio
the credit market. In their simplest form,   insights may help you understand our                           manager, is manager of
CDS contracts provide default protection     investment management philosophy.                  [BURGE      AIM V.I. Diversified
on a bond position. In addition, CDS may                                                        PHOTO]      Income Fund. He joined
be used to adjust or tailor credit market    (1) Barclays Capital                                           Invesco Aim in 2002. Mr.
exposure without owning the underlying       (2) U.S. Federal Reserve                                       Burge earned a B.S. in
bonds. In our view, this is a more                                                        economics from Texas A&M University and an
efficient way to gain exposure to the        See important Fund and index disclosures     M.B.A. in finance and accounting from Rice
credit of a particular bond. During the      later in this report.                        University. He joined the team on Jan.
year, we increased our credit exposure and                                                14, 2009, after the close of the reporting
assumed more credit risk by purchasing CDS                                                period.
contracts. However, credit spreads widened
considerably, resulting in the                                                            BRENDAN GAU left the team on Jan. 14,
underperformance of investment-grade                                                      2009, after the close of the reporting
corporate bonds relative to U.S. Treasury                                                 period.
securities. This had a negative impact on
the Fund's relative performance.                                                          MARK GILLEY left the team on Jan. 14,
                                                                                          2009, after the close of the reporting
   Our exposure to the financials sector                                                  period.
and financial related positions, including
WACHOVIA and LEHMAN BROTHERS HOLDINGS,
detracted from relative and absolute
performance. We eliminated our position in
Lehman Brothers Holdings before the end of
the year covered by this report. While the
Fund's exposure to specific securities in
the financials sector represented small
positions, the price declines of these
bonds were substantial and reflected
concerns about the entire financials
sector.

AIM V.I. DIVERSIFIED INCOME FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic chart, investment, is constructed with each         size as the space between $10,000 and
presents the fluctuations in the value of    segment representing a percent change in     $20,000, and so on.
the Fund and its indexes. We believe that    the value of the investment. In this
a logarithmic chart is more effective than   chart, each segment represents a
other types of charts in illustrating

==========================================

AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT     AIM V.I. DIVERSIFIED INCOME FUND, A
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                             COMPARABLE FUTURE RESULTS; CURRENT           FUNDS, IS CURRENTLY OFFERED THROUGH
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INSURANCE COMPANIES ISSUING VARIABLE
Inception (5/5/93)                   3.27%   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
10 Years                             1.02    FINANCIAL ADVISOR FOR THE MOST RECENT        THE FUND DIRECTLY. PERFORMANCE FIGURES
 5 Years                            -0.65    MONTH-END VARIABLE PRODUCT PERFORMANCE.      GIVEN REPRESENT THE FUND AND ARE NOT
 1 Year                            -15.73    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INTENDED TO REFLECT ACTUAL VARIABLE
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       CHARGES, EXPENSES AND FEES ASSESSED IN
10 Years                             0.77%   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CONNECTION WITH A VARIABLE PRODUCT. SALES
 5 Years                            -0.90    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        CHARGES, EXPENSES AND FEES, WHICH ARE
 1 Year                            -15.93    SHARES.                                      DETERMINED BY THE VARIABLE PRODUCT
==========================================                                                ISSUERS, WILL VARY AND WILL LOWER THE
                                                THE NET ANNUAL FUND OPERATING EXPENSE     TOTAL RETURN.
SERIES II SHARES' INCEPTION DATE IS MARCH    RATIO SET FORTH IN THE MOST RECENT FUND
14, 2002. RETURNS SINCE THAT DATE ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
HISTORICAL. ALL OTHER RETURNS ARE THE        FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
BLENDED RETURNS OF THE HISTORICAL            0.75% AND 1.00%, RESPECTIVELY.(1) THE TOTAL  PRODUCT CHARGES, IS AVAILABLE ON THE
PERFORMANCE OF SERIES II SHARES SINCE        ANNUAL FUND OPERATING EXPENSE RATIO SET      INVESCO AIM AUTOMATED INFORMATION LINE,
THEIR INCEPTION AND THE RESTATED             FORTH IN THE MOST RECENT FUND PROSPECTUS     866 702 4402. AS MENTIONED ABOVE, FOR THE
HISTORICAL PERFORMANCE OF SERIES I SHARES    AS OF THE DATE OF THIS REPORT FOR SERIES I   MOST RECENT MONTH-END PERFORMANCE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    AND SERIES II SHARES WAS 1.17% AND 1.42%,    INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
II SHARES) ADJUSTED TO REFLECT THE RULE      RESPECTIVELY. THE EXPENSE RATIOS PRESENTED   CONTACT YOUR VARIABLE PRODUCT ISSUER OR
12B-1 FEES APPLICABLE TO SERIES II SHARES.   ABOVE MAY VARY FROM THE EXPENSE RATIOS       FINANCIAL ADVISOR.
THE INCEPTION DATE OF SERIES I SHARES IS     PRESENTED IN OTHER SECTIONS OF THIS REPORT
MAY 5, 1993.                                 THAT ARE BASED ON EXPENSES INCURRED DURING      HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             THE PERIOD COVERED BY THIS REPORT.           REIMBURSED EXPENSES, PERFORMANCE WOULD
   THE PERFORMANCE OF THE FUND'S SERIES I                                                 HAVE BEEN LOWER.
AND SERIES II SHARE CLASSES WILL DIFFER
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                (1) Total annual operating expenses less
                                                                                              any contractual fee waivers and/or
                                                                                              expense reimbursements by the advisor
                                                                                              in effect through at least April 30,
                                                                                              2010. See current prospectus for more
                                                                                              information.


====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Index data from 4/30/93, Fund data from 5/5/93

              AIM V.I.                                                       Lipper VUF
            Diversified                                                    Corporate Debt
            Income Fund-    Barclays Capital U.S.    Barclays Capital         BBB-Rated
  Date    Series I Shares    Aggregate Index(1)     U.S. Credit Index(1)   Funds Index(1)

4/30/93                             $10000                  $10000             $10000
   5/93        $9980                 10013                   10012              10011
   6/93        10160                 10194                   10255              10225
   7/93        10240                 10252                   10329              10310
   8/93        10480                 10432                   10586              10540
   9/93        10510                 10460                   10611              10584
  10/93        10622                 10499                   10665              10632
  11/93        10500                 10410                   10534              10522
  12/93        10605                 10466                   10596              10500
   1/94        10833                 10608                   10801              10657
   2/94        10574                 10423                   10546              10433
   3/94        10271                 10166                   10223              10136
   4/94        10166                 10085                   10124              10033
   5/94        10093                 10084                   10087              10017
   6/94        10124                 10062                   10062               9994
   7/94        10178                 10261                   10316              10172
   8/94        10188                 10274                   10328              10182
   9/94        10177                 10123                   10135              10019
  10/94        10231                 10114                   10112               9999
  11/94        10090                 10091                   10095               9991
  12/94        10068                 10161                   10179              10072
   1/95        10146                 10362                   10395              10261
   2/95        10446                 10609                   10694              10520
   3/95        10603                 10674                   10782              10593
   4/95        10795                 10823                   10964              10749
   5/95        11123                 11242                   11480              11281
   6/95        11191                 11324                   11584              11354
   7/95        11281                 11299                   11533              11287
   8/95        11372                 11435                   11718              11462
   9/95        11564                 11546                   11857              11594
  10/95        11734                 11696                   12012              11798
  11/95        11812                 11872                   12242              12007
  12/95        11984                 12038                   12443              12215
   1/96        12056                 12118                   12524              12280
   2/96        11971                 11908                   12226              11971
   3/96        11983                 11825                   12122              11875
   4/96        12007                 11758                   12021              11784
   5/96        12043                 11735                   12000              11768
   6/96        12235                 11892                   12176              11939
   7/96        12259                 11925                   12200              11962
   8/96        12343                 11905                   12162              11941
   9/96        12582                 12112                   12420              12201
  10/96        12881                 12380                   12759              12521
  11/96        13182                 12592                   13032              12797
  12/96        13205                 12475                   12852              12653
   1/97        13129                 12514                   12870              12676
   2/97        13244                 12545                   12924              12736
   3/97        12989                 12406                   12723              12557
   4/97        13168                 12591                   12916              12738
   5/97        13372                 12710                   13062              12887
   6/97        13577                 12861                   13247              13082
   7/97        13947                 13208                   13731              13554
   8/97        13806                 13095                   13529              13353
   9/97        14178                 13289                   13765              13627
  10/97        14242                 13481                   13940              13770
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  11/97        14293                 13543                   14019              13859
  12/97        14446                 13680                   14167              13995
   1/98        14688                 13855                   14335              14189
   2/98        14740                 13845                   14331              14197
   3/98        14931                 13893                   14384              14316
   4/98        14945                 13965                   14474              14376
   5/98        15047                 14098                   14646              14486
   6/98        15047                 14217                   14754              14584
   7/98        15072                 14247                   14741              14593
   8/98        14739                 14479                   14810              14475
   9/98        14881                 14818                   15289              14826
  10/98        14625                 14740                   15054              14656
  11/98        14983                 14824                   15337              14918
  12/98        14963                 14868                   15382              14953
   1/99        15168                 14974                   15534              15101
   2/99        14841                 14713                   15165              14767
   3/99        14977                 14794                   15272              14913
   4/99        15100                 14841                   15317              15039
   5/99        14759                 14711                   15112              14827
   6/99        14663                 14664                   15033              14767
   7/99        14622                 14602                   14950              14698
   8/99        14525                 14595                   14914              14648
   9/99        14634                 14764                   15076              14783
  10/99        14580                 14818                   15145              14802
  11/99        14621                 14817                   15161              14846
  12/99        14677                 14746                   15081              14839
   1/00        14618                 14698                   15028              14816
   2/00        14779                 14875                   15167              15017
   3/00        14793                 15071                   15296              15198
   4/00        14487                 15028                   15162              15045
   5/00        14225                 15021                   15106              14932
   6/00        14531                 15334                   15485              15293
   7/00        14574                 15473                   15673              15431
   8/00        14764                 15697                   15877              15665
   9/00        14764                 15796                   15960              15673
  10/00        14603                 15901                   15976              15647
  11/00        14530                 16160                   16183              15799
  12/00        14777                 16460                   16497              16115
   1/01        15291                 16729                   16948              16493
   2/01        15400                 16875                   17096              16645
   3/01        15150                 16960                   17202              16645
   4/01        14932                 16890                   17140              16539
   5/01        15072                 16991                   17297              16668
   6/01        14979                 17056                   17385              16682
   7/01        15337                 17437                   17839              17069
   8/01        15493                 17637                   18078              17273
   9/01        15198                 17842                   18051              17181
  10/01        15571                 18215                   18499              17561
  11/01        15478                 17964                   18338              17416
  12/01        15308                 17850                   18213              17272
   1/02        15341                 17995                   18367              17383
   2/02        15257                 18169                   18505              17498
   3/02        15056                 17867                   18164              17292
   4/02        15223                 18213                   18417              17618
   5/02        15273                 18368                   18660              17754
   6/02        15071                 18527                   18691              17726
   7/02        14702                 18750                   18681              17712
   8/02        15021                 19067                   19165              18077
   9/02        15255                 19376                   19529              18263
  10/02        15021                 19288                   19303              18120
  11/02        15238                 19282                   19553              18307
  12/02        15657                 19681                   20130              18734
   1/03        15767                 19698                   20195              18861
   2/03        16040                 19970                   20599              19196
   3/03        16094                 19955                   20614              19223
   4/03        16423                 20119                   20995              19507
   5/03        16878                 20495                   21657              19898
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   6/03        16950                 20454                   21604              19907
   7/03        16294                 19766                   20683              19276
   8/03        16403                 19897                   20845              19410
   9/03        16913                 20424                   21573              19935
  10/03        16822                 20234                   21343              19821
  11/03        16894                 20282                   21441              19910
  12/03        17104                 20489                   21680              20147
   1/04        17297                 20653                   21899              20331
   2/04        17434                 20877                   22174              20527
   3/04        17570                 21033                   22389              20690
   4/04        17143                 20486                   21683              20202
   5/04        17066                 20404                   21531              20085
   6/04        17143                 20519                   21622              20204
   7/04        17297                 20723                   21889              20404
   8/04        17646                 21118                   22405              20777
   9/04        17743                 21175                   22531              20862
  10/04        17898                 21353                   22749              21045
  11/04        17801                 21183                   22521              20921
  12/04        17963                 21377                   22815              21128
   1/05        18087                 21512                   22996              21230
   2/05        18025                 21385                   22861              21164
   3/05        17861                 21275                   22576              21004
   4/05        18108                 21563                   22879              21233
   5/05        18334                 21796                   23199              21460
   6/05        18479                 21915                   23383              21611
   7/05        18355                 21715                   23149              21492
   8/05        18623                 21994                   23501              21745
   9/05        18398                 21767                   23149              21518
  10/05        18212                 21595                   22896              21363
  11/05        18314                 21690                   23035              21454
  12/05        18486                 21897                   23262              21649
   1/06        18508                 21898                   23215              21682
   2/06        18595                 21971                   23318              21756
   3/06        18398                 21755                   22990              21571
   4/06        18288                 21716                   22906              21588
   5/06        18310                 21692                   22866              21574
   6/06        18354                 21738                   22901              21611
   7/06        18616                 22032                   23238              21894
   8/06        18901                 22370                   23668              22232
   9/06        19120                 22566                   23932              22440
  10/06        19229                 22715                   24123              22622
  11/06        19449                 22979                   24464              22902
  12/06        19312                 22846                   24253              22806
   1/07        19289                 22836                24247.51           22814.09
   2/07        19733                 23188                 24737.1           23207.51
   3/07        19709                 23189                   24618              23192
   4/07        19849                 23314                   24796              23364
   5/07        19663                 23137                   24553              23191
   6/07        19570                 23069                   24438              23067
   7/07        19570                 23261                   24522              23126
   8/07        19617                 23546                   24748              23363
   9/07        19664                 23725                   24946              23646
  10/07        19827                 23938                   25238              23864
  11/07        19710                 24369                   25453              24040
  12/07        19647                 24437                   25491              24181
   1/08        19596                 24848                   25801              24496
   2/08        19169                 24882                   25849              24443
   3/08        19043                 24967                   25601              24352
   4/08        19420                 24915                   25748              24480
   5/08        19293                 24732                   25505              24310
   6/08        19193                 24712                   25369              24193
   7/08        19118                 24692                   25220              23980
   8/08        19395                 24926                   25419              24069
   9/08        17683                 24592                   23750              23040
  10/08        15895                 24011                   22371              21601
  11/08        15895                 24793                   23249              21841
  12/08        16558                 25718                   24707              22979
====================================================================================================================================

AIM V.I. DIVERSIFIED INCOME FUND

AIM V.I. DIVERSIFIED INCOME FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING                 ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION
IN THE FUND
                                             The BARCLAYS CAPITAL U.S. AGGREGATE INDEX    The Chartered Financial
The Fund may invest in debt securities,      covers U.S. investment-grade fixed-rate      Analyst--REGISTERED TRADEMARK--
such as notes and bonds, which carry         bonds with components for government and     (CFA--REGISTERED TRADEMARK--) designation
interest rate and credit risk.               corporate securities, mortgage               is a globally recognized standard for
                                             pass-throughs, and asset-backed              measuring the competence and integrity of
   Investing in developing countries can     securities.                                  investment professionals.
add additional risk, such as high rates of
inflation or sharply devalued currencies        The BARCLAYS CAPITAL U.S. CREDIT INDEX       The returns shown in management's
against the U.S. dollar. Transaction costs   is an unmanaged index that consists of       discussion of Fund performance are based
are often higher, and there may be delays    publicly issued, SEC-registered U.S.         on net asset values calculated for
in settlement procedures.                    corporate and specified foreign debentures   shareholder transactions. Generally
                                             and secured notes that meet specified        accepted accounting principles require
   Prices of equity securities change in     maturity, liquidity and quality              adjustments to be made to the net assets
response to many factors, including the      requirements.                                of the Fund at period end for financial
historical and prospective earnings of the                                                reporting purposes, and as such, the net
issuer, the value of its assets, general        The LIPPER VUF CORPORATE DEBT BBB-RATED   asset values for shareholder transactions
economic conditions, interest rates,         FUNDS INDEX is an equally weighted           and the returns based on those net asset
investor perceptions and market liquidity.   representation of the largest variable       values may differ from the net asset
                                             insurance underlying funds in the Lipper     values and returns reported in the
   Foreign securities have additional        Corporate Debt BBB-Rated Funds category.     Financial Highlights. Additionally, the
risks, including exchange rate changes,      These funds invest at least 65% of assets    returns and net asset values shown
political and economic upheaval, relative    in corporate and government debt issues      throughout this report are at the Fund
lack of information, relatively low market   rated in the top four grades.                level only and do not include variable
liquidity, and the potential lack of                                                      product issuer charges. If such charges
strict financial and accounting controls        The Fund is not managed to track the      were included, the total returns would be
and standards.                               performance of any particular index,         lower.
                                             including the indexes defined here, and
   High-coupon, U.S. government agency       consequently, the performance of the Fund       Industry classifications used in this
mortgage-backed securities provide a         may deviate significantly from the           report are generally according to the
higher coupon than current prevailing        performance of the indexes.                  Global Industry Classification Standard,
market interest rates, and the Fund may                                                   which was developed by and is the
purchase such securities at a premium. If       A direct investment cannot be made in     exclusive property and a service mark of
these securities experience a                an index. Unless otherwise indicated,        MSCI Inc. and Standard & Poor's.
faster-than-expected principal prepayment    index results include reinvested
rate, both the market value and income       dividends, and they do not reflect sales
from such securities will decrease.          charges. Performance of an index of funds
                                             reflects fund expenses; performance of a
   Interest rate risk refers to the risk     market index does not.
that bond prices generally fall as
interest rates rise and vice versa.

   The Fund may invest in lower quality
debt securities, commonly known as "junk bonds." Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

   Leveraging entails risks such as
magnifying changes in the value of the
portfolio's securities.

   There is no guarantee that the
investment techniques and risk analysis
used by the Fund's portfolio managers will produce the desired results.

   The prices of securities held by the
Fund may decline in response to market
risks.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008




                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

BONDS & NOTES-74.18%

AEROSPACE & DEFENSE-1.04%

Systems 2001 Asset Trust LLC (United Kingdom)
  -Series 2001, Class G, Jr. Sec. Gtd. Notes,
  (INS-MBIA Insurance Corp.)
  6.66%, 09/15/13(b)(c)                              $  256,843    $   254,274
==============================================================================


AIRLINES-0.66%

Southwest Airlines Co.,
  Sr. Unsec. Unsub. Bonds,
  7.38%, 03/01/27                                       190,000        161,021
==============================================================================


ALTERNATIVE CARRIERS-0.14%

Level 3 Financing Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.25%, 11/01/14                                        60,000         35,100
==============================================================================


ALUMINUM-0.49%

Novelis Inc. (Canada),
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 02/15/15                                       205,000        120,950
==============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.94%

Bank of New York Institutional Capital Trust
  -Series A, Jr. Sub. Trust Pfd. Capital
  Securities,
  7.78%, 12/01/26(c)                                    250,000        231,159
==============================================================================


AUTOMOTIVE RETAIL-0.36%

Autozone Inc.,
  Sr. Unsec. Global Notes,
  6.50%, 01/15/14                                       100,000         88,818
==============================================================================


BROADCASTING-1.08%

Cox Communications Inc.,
  Sr. Unsec. Notes,
  9.38%, 01/15/19(c)                                    140,000        147,393
------------------------------------------------------------------------------
Cox Enterprises, Inc.,
  Sr. Unsec. Notes,
  7.88%, 09/15/10(c)                                    120,000        116,278
==============================================================================
                                                                       263,671
==============================================================================


CABLE & SATELLITE-3.88%

Comcast Cable Communications Holdings Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.46%, 11/15/22                                       290,000        328,079
------------------------------------------------------------------------------
Comcast Corp.,
  Unsec. Gtd. Unsub. Notes,
  5.70%, 05/15/18                                       120,000        114,758
------------------------------------------------------------------------------
Comcast Holdings Corp.,
  Sr. Gtd. Sub. Notes,
  10.63%, 07/15/12                                      485,000        506,954
==============================================================================
                                                                       949,791
==============================================================================


CONSUMER FINANCE-3.09%

American Express Credit Corp.,
  -Series C, Sr. Unsec. Floating Rate Medium-Term
  Notes,
  1.87%, 05/27/10(d)                                     70,000         64,962
------------------------------------------------------------------------------
  Series C, Sr. Unsec. Global Medium-Term Notes,
  7.30%, 08/20/13                                        30,000         30,942
------------------------------------------------------------------------------
Capital One Capital III,
  Jr. Unsec. Gtd. Sub. Notes,
  7.69%, 08/15/36                                       260,000        110,500
------------------------------------------------------------------------------
Ford Motor Credit Co. LLC,
  Sr. Unsec. Notes,
  8.00%, 12/15/16                                       230,000        154,100
------------------------------------------------------------------------------
SLM Corp.,
  Sr. Unsec. Floating Rate Medium-Term Notes,
  2.10%, 03/16/09(c)(d)                                 400,000        394,752
==============================================================================
                                                                       755,256
==============================================================================


DEPARTMENT STORES-1.56%

Macys Retail Holdings Inc.,
  Sr. Unsec. Gtd. Notes,
  6.30%, 04/01/09                                       390,000        383,078
==============================================================================


DISTILLERS & VINTNERS-0.16%

Constellation Brands Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 05/15/17                                        40,000         38,200
==============================================================================


DIVERSIFIED BANKS-9.23%

Bangkok Bank PCL (Hong Kong),
  Unsec. Sub. Notes,
  9.03%, 03/15/29 (Acquired 4/21/05-5/11/06; Cost
  $493,483)(c)                                          400,000        330,079
------------------------------------------------------------------------------
BankAmerica Institutional
  -Series A, Jr. Unsec. Gtd. Sub. Trust Pfd.
  Capital Securities,
  8.07%, 12/31/26(c)                                    200,000        157,795
------------------------------------------------------------------------------
BBVA International Preferred S.A. Unipersonal
  (Spain),
  Jr. Unsec. Gtd. Sub. Notes,
  5.92%(e)                                              250,000        100,981
------------------------------------------------------------------------------
Centura Capital Trust I,
  Jr. Gtd. Sub. Trust Pfd. Capital Securities,
  8.85%, 06/01/27(c)                                    500,000        522,108
------------------------------------------------------------------------------
First Empire Capital Trust I,
  Jr. Unsec. Gtd. Sub. Trust Pfd. Capital
  Securities,
  8.23%, 02/01/27                                       260,000        206,669
------------------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom)
  -Series 1, Unsec. Sub. Floating Rate Euro Notes,
  2.13%(d)(e)                                           180,000         96,451
------------------------------------------------------------------------------
Mizuho Financial Group Cayman Ltd. (Cayman
  Islands),
  Jr. Unsec. Gtd. Sub. Second Tier Euro Bonds,
  8.38%(e)                                              100,000         95,693
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DIVERSIFIED INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

National Bank of Canada (Canada),
  Unsec. Sub. Floating Rate Euro Deb.,
  3.31%, 08/29/87(d)                                 $  200,000    $   105,000
------------------------------------------------------------------------------
National Westminster Bank PLC (United Kingdom)
  -Series B, Sr. Unsec. Sub. Floating Rate Euro
  Notes, 3.31%(d)(e)                                    280,000        143,252
------------------------------------------------------------------------------
RBS Capital Trust III,
  Unsec. Gtd. Sub. Trust Pfd. Global Notes,
  5.51%(e)                                              120,000         51,863
------------------------------------------------------------------------------
Sovereign Bancorp Inc.,
  Sr. Unsec. Floating Rate Global Notes,
  2.46%, 03/01/09(d)                                    110,000        106,877
------------------------------------------------------------------------------
Wachovia Capital Trust V,
  Jr. Unsec. Gtd. Sub. Trust Pfd. Capital
  Securities,
  7.97%, 06/01/27(c)                                    260,000        215,150
------------------------------------------------------------------------------
Wells Fargo Capital XV,
  Jr. Unsec. Gtd. Sub. Notes,
  9.75%(e)                                              125,000        128,125
==============================================================================
                                                                     2,260,043
==============================================================================


DIVERSIFIED CAPITAL MARKETS-0.37%

UBS AG (Switzerland),
  Sr. Unsec. Medium-Term Notes,
  5.75%, 04/25/18                                       100,000         91,494
==============================================================================


DIVERSIFIED METALS & MINING-0.20%

Reynolds Metals Co.,
  Sr. Unsec. Unsub. Medium-Term Notes,
  7.00%, 05/15/09                                        47,000         47,766
==============================================================================


ELECTRIC UTILITIES-1.50%

DCP Midstream LLC,
  Notes,
  9.70%, 12/01/13(c)                                    100,000        101,819
------------------------------------------------------------------------------
Edison Mission Energy,
  Sr. Unsec. Global Notes,
  7.00%, 05/15/17                                        80,000         70,000
------------------------------------------------------------------------------
Tenaska Alabama Partners L.P.,
  Sr. Sec. Mortgage Notes,
  7.00%, 06/30/21(c)                                    119,886         91,114
------------------------------------------------------------------------------
Westar Energy, Inc.,
  Sr. Sec. First Mortgage Notes,
  7.13%, 08/01/09                                       105,000        104,428
==============================================================================
                                                                       367,361
==============================================================================


GENERAL MERCHANDISE STORES-0.09%

Pantry, Inc. (The),
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.75%, 02/15/14                                        30,000         21,150
==============================================================================


HEALTH CARE SERVICES-0.81%

Orlando Lutheran Towers Inc.,
  Bonds,
  7.75%, 07/01/11                                        70,000         67,079
------------------------------------------------------------------------------
  8.00%, 07/01/17                                       125,000        131,131
==============================================================================
                                                                       198,210
==============================================================================


HOMEBUILDING-1.46%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.88%, 08/15/11                                       200,000        162,000
------------------------------------------------------------------------------
  8.00%, 02/01/09                                       200,000        196,500
==============================================================================
                                                                       358,500
==============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-5.47%

Embarq Corp.,
  Sr. Unsec. Unsub. Notes,
  7.08%, 06/01/16                                       150,000        115,570
------------------------------------------------------------------------------
Pacific Bell Telephone Co.,
  Sr. Unsec. Gtd. Bonds,
  7.38%, 07/15/43                                       380,000        357,504
------------------------------------------------------------------------------
Southwestern Bell Telephone L.P.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.20%, 10/15/26                                       180,000        168,610
------------------------------------------------------------------------------
Verizon Florida Inc.
  -Series F, Sr. Unsec. Deb.,
  6.13%, 01/15/13                                       150,000        148,876
------------------------------------------------------------------------------
Verizon New York Inc.,
  Sr. Unsec. Bonds,
  7.00%, 12/01/33                                       180,000        140,699
------------------------------------------------------------------------------
Verizon Virginia Inc.
  -Series A, Sr. Unsec. Global Bonds,
  4.63%, 03/15/13                                       108,000         97,948
------------------------------------------------------------------------------
Verizon Wireless,
  Sr. Unsec. Unsub. Notes,
  7.38%, 11/15/13(c)                                    140,000        147,706
------------------------------------------------------------------------------
  8.50%, 11/15/18(c)                                    140,000        162,016
==============================================================================
                                                                     1,338,929
==============================================================================


INTERNET RETAIL-1.19%

Expedia, Inc.,
  Sr. Unsec. Gtd. Putable Global Notes,
  7.46%, 08/15/13                                       400,000        292,000
==============================================================================


INVESTMENT BANKING & BROKERAGE-3.83%

Bear Stearns Cos. Inc. (The),
  Sr. Unsec. Unsub. Floating Rate Notes,
  4.90%, 07/19/10(d)                                    260,000        246,631
------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The),
  Sr. Unsec. Global Notes,
  6.15%, 04/01/18                                        55,000         51,997
------------------------------------------------------------------------------
  Unsec. Sub. Global Notes,
  6.75%, 10/01/37                                       140,000        115,882
------------------------------------------------------------------------------
Jefferies Group, Inc.,
  Sr. Unsec. Notes,
  6.45%, 06/08/27                                       400,000        248,889
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DIVERSIFIED INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Merrill Lynch & Co. Inc.,
  Sr. Unsec. Medium-Term Notes,
  6.88%, 04/25/18                                    $  155,000    $   163,690
------------------------------------------------------------------------------
Morgan Stanley
  -Series F, Sr. Unsec. Medium-Term Global Notes,
  5.95%, 12/28/17                                       130,000        111,059
==============================================================================
                                                                       938,148
==============================================================================


LIFE & HEALTH INSURANCE-1.66%

Americo Life Inc.,
  Notes,
  7.88%, 05/01/13(c)                                     95,000         89,961
------------------------------------------------------------------------------
Prudential Financial, Inc.,
  Jr. Unsec. Sub. Global Notes,
  8.88%, 06/15/38                                       130,000         84,099
------------------------------------------------------------------------------
Prudential Holdings, LLC
  -Series B, Sr. Sec. Bonds, (INS-Financial
  Security Assurance Inc.)
  7.25%, 12/18/23(b)(c)                                 260,000        231,955
==============================================================================
                                                                       406,015
==============================================================================


MORTGAGE BACKED SECURITIES-0.89%

U.S. Bank N.A.,
  Sr. Unsec. Medium-Term Global Notes,
  5.92%, 05/25/12                                       206,240        217,296
==============================================================================


MOVIES & ENTERTAINMENT-2.58%

News America Holdings Inc.,
  Sr. Unsec. Gtd. Deb.,
  7.75%, 12/01/45                                       380,000        364,159
------------------------------------------------------------------------------
Time Warner Cable, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  6.75%, 07/01/18                                        55,000         53,062
------------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb.,
  6.50%, 11/15/36                                       240,000        215,309
==============================================================================
                                                                       632,530
==============================================================================


MULTI-LINE INSURANCE-0.16%

Liberty Mutual Group, Inc.,
  Jr. Gtd. Sub. Notes,
  10.75%, 06/15/58(c)                                    80,000         39,698
==============================================================================


MULTI-SECTOR HOLDINGS-0.48%

Capmark Financial Group, Inc.,
  Sr. Unsec. Gtd. Floating Rate Global Notes,
  3.04%, 05/10/10(d)                                    230,000        116,437
==============================================================================


MULTI-UTILITIES-1.52%

Dominion Resources Capital Trust I,
  Jr. Unsec. Gtd. Sub. Trust Pfd. Capital
  Securities,
  7.83%, 12/01/27                                       400,000        370,965
==============================================================================


OFFICE ELECTRONICS-0.29%

Xerox Corp.,
  Sr. Unsec. Notes,
  5.65%, 05/15/13                                        90,000         71,248
==============================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.51%

XTO Energy Inc.,
  Sr. Unsec. Unsub. Notes,
  5.75%, 12/15/13                                       130,000        125,977
==============================================================================


OIL & GAS REFINING & MARKETING-1.22%

Western Power Distribution Holdings Ltd. (United
  Kingdom),
  Sr. Unsec. Unsub. Notes,
  7.38%, 12/15/28(c)                                    375,000        298,618
==============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-6.86%

Allstate Life Global Funding Trusts,
  Medium-Term Global Notes,
  5.38%, 04/30/13                                       140,000        141,475
------------------------------------------------------------------------------
BankAmerica Capital II
  -Series 2, Jr. Unsec. Gtd. Sub. Trust Pfd.
  Capital Securities,
  8.00%, 12/15/26                                       130,000        101,865
------------------------------------------------------------------------------
BankAmerica Capital III,
  Jr. Unsec. Gtd. Sub. Floating Rate Trust Pfd.
  Capital Securities,
  5.32%, 01/15/27(d)                                    410,000        220,805
------------------------------------------------------------------------------
Citigroup Inc.,
  Jr. Sub. Notes,
  8.40%(e)                                              135,000         91,800
------------------------------------------------------------------------------
JPMorgan Chase & Co.,
  Sr. Unsec. Notes,
  4.75%, 05/01/13                                       115,000        115,778
------------------------------------------------------------------------------
Lazard Group LLC,
  Sr. Unsec. Global Notes,
  6.85%, 06/15/17                                       210,000        133,475
------------------------------------------------------------------------------
NB Capital Trust IV,
  Jr. Unsec. Gtd. Sub. Trust Pfd. Capital
  Securities,
  8.25%, 04/15/27                                       470,000        376,844
------------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)
  -Series 1999-2, Class A1, Sr. Unsec. Global
  Bonds,
  9.69%, 08/15/09                                       100,500        101,247
------------------------------------------------------------------------------
Regional Diversified Funding (Cayman Islands),
  Sr. Notes,
  9.25%, 03/15/30(c)                                    453,889        190,633
------------------------------------------------------------------------------
Regional Diversified Funding (Cayman Islands)
  -Class A-1a, Sr. Sec. Floating Rate Notes,
  3.87%, 01/25/36 (Acquired 3/21/05; Cost
  $393,174)(c)(d)                                       393,174        116,232
------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust,
  Floating Rate Pass Through Ctfs.,
  2.83% (Acquired 12/07/04-4/03/06; Cost
  $130,332)(c)(d)(e)                                    130,000          1,463
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DIVERSIFIED INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Two-Rock Pass-Through Trust (Bermuda),
  Floating Rate Pass Through Ctfs.,
  3.23% (Acquired 11/10/06; Cost
  $220,260)(c)(d)(e)                                 $  220,000    $     4,675
------------------------------------------------------------------------------
Windsor Financing LLC,
  Sr. Sec. Gtd. Notes,
  5.88%, 07/15/17(c)                                     84,440         83,246
==============================================================================
                                                                     1,679,538
==============================================================================


PACKAGED FOODS & MEATS-1.12%

Kraft Foods Inc.,
  Sr. Unsec. Notes,
  6.13%, 08/23/18                                       135,000        134,876
------------------------------------------------------------------------------
  6.88%, 01/26/39                                       135,000        138,691
==============================================================================
                                                                       273,567
==============================================================================


PAPER PRODUCTS-0.57%

International Paper Co.,
  Sr. Unsec. Unsub. Notes,
  5.13%, 11/15/12                                        80,000         67,606
------------------------------------------------------------------------------
Mercer International Inc.,
  Sr. Unsec. Global Notes,
  9.25%, 02/15/13                                       140,000         70,700
==============================================================================
                                                                       138,306
==============================================================================


PROPERTY & CASUALTY INSURANCE-7.79%

Chubb Corp. (The),
  Sr. Notes,
  5.75%, 05/15/18                                        50,000         49,378
------------------------------------------------------------------------------
  -Series 1, Sr. Notes,
  6.50%, 05/15/38                                        20,000         19,167
------------------------------------------------------------------------------
First American Capital Trust I,
  Jr. Gtd. Sub. Trust Pfd. Capital Securities,
  8.50%, 04/15/12                                       790,000        811,059
------------------------------------------------------------------------------
North Front Pass-Through Trust,
  Sec. Pass Through Ctfs.,
  5.81%, 12/15/24(c)                                    350,000        173,461
------------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda),
  Unsec. Gtd. Bonds,
  8.00%, 09/15/34(c)                                    330,000        241,528
------------------------------------------------------------------------------
Oil Insurance Ltd.,
  Notes,
  7.56%(c)(e)                                           870,000        331,723
------------------------------------------------------------------------------
QBE Capital Funding II L.P. (Australia),
  Unsec. Gtd. Sub. Bonds,
  6.80%(c)(e)                                           280,000        279,614
==============================================================================
                                                                     1,905,930
==============================================================================


REGIONAL BANKS-3.38%

Cullen/Frost Capital Trust I,
  Jr. Unsec. Gtd. Sub. Floating Rate Notes,
  3.75%, 03/01/34(d)                                    600,000        223,500
------------------------------------------------------------------------------
PNC Capital Trust C,
  Jr. Unsec. Gtd. Sub. Floating Rate Trust Pfd.
  Capital Securities,
  2.77%, 06/01/28(d)                                    100,000         49,901
------------------------------------------------------------------------------
Silicon Valley Bank,
  Unsec. Sub. Notes,
  6.05%, 06/01/17                                       480,000        388,073
------------------------------------------------------------------------------
TCF National Bank,
  Sub. Notes,
  5.00%, 06/15/14                                       175,000        166,642
==============================================================================
                                                                       828,116
==============================================================================


REINSURANCE-0.25%

Stingray Pass-Through Trust,
  Pass Through Ctfs.,
  5.90%, 01/12/15 (Acquired 1/07/05-11/03/05; Cost
  $493,840)(c)                                          500,000         61,250
==============================================================================


RESEARCH & CONSULTING SERVICES-0.83%

ERAC USA Finance Co.,
  Sr. Unsec. Gtd. Notes,
  7.00%, 10/15/37(c)                                    400,000        202,678
==============================================================================


SECURITY & ALARM SERVICES-0.14%

Geo Group, Inc. (The),
  Sr. Unsec. Global Notes,
  8.25%, 07/15/13                                        40,000         35,400
==============================================================================


SEMICONDUCTORS-0.24%

Viasystems Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  10.50%, 01/15/11                                       80,000         59,200
==============================================================================


SPECIALIZED REIT'S-0.70%

HCP, Inc.,
  Sr. Unsec. Medium-Term Notes,
  6.70%, 01/30/18                                       140,000         64,173
------------------------------------------------------------------------------
Health Care REIT Inc.,
  Sr. Unsec. Notes,
  5.88%, 05/15/15                                       175,000        107,080
==============================================================================
                                                                       171,253
==============================================================================


SPECIALTY CHEMICALS-0.74%

Valspar Corp.,
  Sr. Unsec. Unsub. Notes,
  5.63%, 05/01/12                                       100,000         94,865
------------------------------------------------------------------------------
  6.05%, 05/01/17                                       100,000         87,367
==============================================================================
                                                                       182,232
==============================================================================


STEEL-0.54%

United States Steel Corp.,
  Sr. Unsec. Bonds,
  6.65%, 06/01/37                                        80,000         42,909
------------------------------------------------------------------------------
  Sr. Unsec. Notes,
  6.05%, 06/01/17                                       150,000         88,294
==============================================================================
                                                                       131,203
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DIVERSIFIED INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-1.23%

Countrywide Financial Corp.,
  Sr. Unsec. Gtd. Unsub. Floating Rate Medium-Term
  Notes,
  4.35%, 01/05/09(d)                                 $  260,000    $   260,975
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes,
  5.80%, 06/07/12                                        40,000         39,350
==============================================================================
                                                                       300,325
==============================================================================


TOBACCO-0.78%

Philip Morris International Inc.,
  Sr. Unsec. Unsub. Global Notes,
  5.65%, 05/16/18                                       190,000        189,783
==============================================================================


TRADING COMPANIES & DISTRIBUTORS-0.26%

United Rentals North America, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  6.50%, 02/15/12                                        80,000         63,600
==============================================================================


WIRELESS TELECOMMUNICATION SERVICES-1.89%

Nextel Communications, Inc.
  -Series D, Sr. Unsec. Gtd. Notes,
  7.38%, 08/01/15                                       710,000        298,174
------------------------------------------------------------------------------
Sprint Nextel Corp.,
  Sr. Unsec. Bonds,
  9.25%, 04/15/22                                       235,000        163,683
==============================================================================
                                                                       461,857
==============================================================================
     Total Bonds & Notes (Cost $25,003,460)                         18,157,941
==============================================================================



U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED SECURITIES-11.68%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-2.36%

Pass Through Ctfs.,
  8.50%, 03/01/10                                            59             61
------------------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                            18,748         19,556
------------------------------------------------------------------------------
  6.00%, 05/01/17 to 12/01/31                            76,381         79,124
------------------------------------------------------------------------------
  5.50%, 09/01/17                                        66,034         68,355
------------------------------------------------------------------------------
  7.00%, 08/01/21                                        99,734        104,930
------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/38                                       300,000        306,609
==============================================================================
                                                                       578,635
==============================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-9.13%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32                            32,897         34,740
------------------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/35                            26,725         27,926
------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 11/01/18 to 02/01/39                           264,101        269,777
------------------------------------------------------------------------------
Pass Through Ctfs.,
  7.50%, 04/01/29 to 10/01/29                            98,044        103,965
------------------------------------------------------------------------------
  8.00%, 04/01/32                                         6,139          6,527
------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/39                                     1,200,000      1,230,187
------------------------------------------------------------------------------
  6.50%, 01/01/39(f)                                    540,000        560,841
==============================================================================
                                                                     2,233,963
==============================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-0.19%

Pass Through Ctfs.,
  7.50%, 06/15/23                                        13,840         14,674
------------------------------------------------------------------------------
  8.50%, 11/15/24                                         9,903         10,594
------------------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31                             3,973          4,203
------------------------------------------------------------------------------
  6.50%, 11/15/31 to 03/15/32                             8,150          8,568
------------------------------------------------------------------------------
  6.00%, 11/15/32                                         6,927          7,174
==============================================================================
                                                                        45,213
==============================================================================
     Total U.S. Government Sponsored Mortgage-
       Backed Securities (Cost $2,834,364)                           2,857,811
==============================================================================


                                                       SHARES

PREFERRED STOCKS-7.12%

OFFICE SERVICES & SUPPLIES-3.20%

Pitney Bowes International Holdings Inc.,
  -Series D,
  4.85% Pfd.(c)                                               8        783,312
==============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-3.19%

Auction Pass Through Trust,
  Series 2007-T2, Class A,
  7.96% Pfd. (Acquired 12/14/07; Cost $975,000)(c)           13        780,007
==============================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.73%

Telephone & Data Systems, Inc.
  -Series A,
  7.60% Pfd.(g)                                          12,000        180,000
==============================================================================
     Total Preferred Stocks (Cost $2,053,774)                        1,743,319
==============================================================================


                                                      PRINCIPAL
                                                       AMOUNT

ASSET-BACKED SECURITIES-3.17%

HOME EQUITY LOAN-0.57%

Countrywide Asset-Backed Ctfs.
  -Series 2007-4, Class A1B, Pass Through Ctfs.,
  5.81%, 09/25/37                                    $  147,053        137,900
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DIVERSIFIED INCOME FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-2.60%

Citicorp Lease Pass-Through Trust
  -Series 1999-1, Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19(c)                                 $  675,000    $   636,888
==============================================================================
     Total Asset-Backed Securities (Cost $906,197)                     774,788
==============================================================================



MUNICIPAL OBLIGATIONS-3.00%

Blount (County of), Tennessee Health & Educational
  Facilities Board (Asbury Inc.);
  Series 2007 B, Ref. Taxable RB,
  7.50%, 04/01/09                                        30,000         29,868
------------------------------------------------------------------------------
Detroit (City of), Michigan;
  Series 2005 A-1, Taxable Capital Improvement
  Limited Tax GO, (INS-Ambac Assurance Corp.)
  4.96%, 04/01/20(b)                                    130,000         95,237
------------------------------------------------------------------------------
Florida (State of) Development Finance Corp. (Palm
  Bay Academy Inc.);
  Series 2006 B, Taxable RB,
  7.50%, 05/15/17                                        65,000         55,884
------------------------------------------------------------------------------
Industry (City of), California Urban Development
  Agency (Project No. 3);
  Series 2003, Taxable Allocation RB, (INS-MBIA
  Insurance Corp.)
  6.10%, 05/01/24(b)                                    650,000        554,183
==============================================================================
     Total Municipal Obligations (Cost $888,735)                       735,172
==============================================================================



U.S. GOVERNMENT SPONSORED AGENCY SECURITIES-1.63%

STUDENT LOAN MARKETING ASSOCIATION-1.63%

Sr. Unsec. Unsub. Medium-Term Notes,
  5.05%, 11/14/14                                       360,000        241,428
------------------------------------------------------------------------------
Sr. Unsec. Unsub. Floating Rate Medium-Term Notes,
  0.50%, 03/15/10(d)                                    200,000        157,953
==============================================================================
     Total U.S. Government Sponsored Agency
       Securities (Cost $522,135)                                      399,381
==============================================================================



U.S. TREASURY SECURITIES-0.50%

U.S. TREASURY NOTES-0.50%

  4.88%
  08/15/09, (Cost $123,341)(h)                          120,000        123,328
==============================================================================


                                                       SHARES

COMMON STOCKS & OTHER EQUITY INTERESTS-0.14%

BROADCASTING-0.01%

Adelphia Recovery Trust
  -Series ACC-1(g)                                       87,412          3,059
==============================================================================


CABLE & SATELLITE-0.13%

Adelphia Communications Corp.(g)                             --          4,106
------------------------------------------------------------------------------
Time Warner Cable, Inc.
  -Class A(g)                                             1,304         27,972
==============================================================================
                                                                        32,078
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $86,729)                                                   35,137
==============================================================================



MONEY MARKET FUNDS-5.80%

Liquid Assets Portfolio-Institutional Class(i)          709,137        709,137
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(i)                709,137        709,137
==============================================================================
     Total Money Market Funds (Cost $1,418,274)                      1,418,274
==============================================================================
TOTAL INVESTMENTS-107.22% (Cost $33,837,009)                        26,245,151
==============================================================================
OTHER ASSETS LESS LIABILITIES-(7.22)%                               (1,766,904)
==============================================================================
NET ASSETS-100.00%                                                 $24,478,247
______________________________________________________________________________
==============================================================================



Investment Abbreviations:


Ctfs.   - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
INS     - Insurer
Jr.     - Junior
Pfd.    - Preferred
RB      - Revenue Bonds
Ref.    - Refunding
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Principal and/or interest payments are secured by the bond insurance company listed.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $7,418,585, which represented 30.31% of the Fund's Net Assets.
(d) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2008.
(e)   Perpetual bond with no specified maturity date.
(f) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(g) Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(h) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 8.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $32,418,735)                            $ 24,826,877
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   1,418,274
======================================================
     Total investments (Cost
       $33,837,009)                         26,245,151
======================================================
Receivables for:
  Investments sold                             640,078
------------------------------------------------------
  Collateral for credit default swap
     contracts                               1,100,000
------------------------------------------------------
  Fund shares sold                                 609
------------------------------------------------------
  Dividends and Interest                       409,481
------------------------------------------------------
  Fund expenses absorbed                         8,498
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             28,269
------------------------------------------------------
Other assets                                     2,745
======================================================
     Total assets                           28,434,831
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      2,294,988
------------------------------------------------------
  Credit default swap contracts close-
     out                                       675,534
------------------------------------------------------
  Fund shares reacquired                        26,069
------------------------------------------------------
  Amount due custodian                         642,578
------------------------------------------------------
  Variation margin                              79,469
------------------------------------------------------
  Accrued fees to affiliates                    12,134
------------------------------------------------------
  Accrued other operating expenses              47,272
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              35,720
------------------------------------------------------
Unrealized depreciation on swap
  agreements                                    26,769
------------------------------------------------------
Premiums received on swap agreements           116,051
======================================================
     Total liabilities                       3,956,584
======================================================
Net assets applicable to shares
  outstanding                             $ 24,478,247
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 45,474,045
------------------------------------------------------
Undistributed net investment income          2,373,638
------------------------------------------------------
Undistributed net realized gain (loss)     (16,018,458)
------------------------------------------------------
Unrealized appreciation (depreciation)      (7,350,978)
======================================================
                                          $ 24,478,247
______________________________________________________
======================================================



NET ASSETS:

Series I                                  $ 24,069,586
______________________________________________________
======================================================
Series II                                 $    408,661
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     4,101,697
______________________________________________________
======================================================
Series II                                       70,136
______________________________________________________
======================================================
Series I:
  Net asset value per share               $       5.87
______________________________________________________
======================================================
Series II:
  Net asset value per share               $       5.83
______________________________________________________
======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Interest                                   $ 2,277,036
------------------------------------------------------
Dividends                                      153,585
------------------------------------------------------
Dividends from affiliated money market
  funds                                          7,456
======================================================
     Total investment income                 2,438,077
======================================================


EXPENSES:

Advisory fees                                  193,129
------------------------------------------------------
Administrative services fees                   106,793
------------------------------------------------------
Custodian fees                                  16,947
------------------------------------------------------
Distribution fees -- Series II                   1,216
------------------------------------------------------
Transfer agent fees                              8,698
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      16,796
------------------------------------------------------
Professional services fees                      51,665
------------------------------------------------------
Other                                           28,578
======================================================
     Total expenses                            423,822
======================================================
Less: Fees waived and expense offset
  arrangement(s)                              (181,408)
======================================================
     Net expenses                              242,414
======================================================
Net investment income                        2,195,663
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains from securities sold to
     affiliates of $25,683)                   (900,983)
------------------------------------------------------
  Foreign currencies                                62
------------------------------------------------------
  Futures contracts                            585,301
------------------------------------------------------
  Swap agreements                           (1,917,610)
======================================================
                                            (2,233,230)
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                     (5,965,837)
------------------------------------------------------
  Foreign currencies                                (9)
------------------------------------------------------
  Futures contracts                            249,895
------------------------------------------------------
  Swap agreements                              675,821
======================================================
                                            (5,040,130)
======================================================
Net realized and unrealized gain (loss)     (7,273,360)
======================================================
Net increase (decrease) in net assets
  resulting from operations                $(5,077,697)
______________________________________________________
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $  2,195,663    $ 2,624,188
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (2,233,230)      (278,106)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                         (5,040,130)    (1,542,510)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations           (5,077,697)       803,572
========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                     (2,560,300)    (2,880,489)
--------------------------------------------------------------------------------------------------------
  Series II                                                                       (44,345)       (43,745)
========================================================================================================
     Total distributions from net investment income                            (2,604,645)    (2,924,234)
========================================================================================================
Share transactions-net:
  Series I                                                                     (6,708,387)    (6,318,959)
--------------------------------------------------------------------------------------------------------
  Series II                                                                       (73,155)       (74,221)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                            (6,781,542)    (6,393,180)
========================================================================================================
     Net increase (decrease) in net assets                                    (14,463,884)    (8,513,842)
========================================================================================================


NET ASSETS:

  Beginning of year                                                            38,942,131     47,455,973
========================================================================================================
  End of year (includes undistributed net investment income of $2,373,638
     and $2,561,896, respectively)                                           $ 24,478,247    $38,942,131
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is to achieve a high level of current income.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date.

AIM V.I. DIVERSIFIED INCOME FUND

      Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. LOWER-RATED SECURITIES -- The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

J. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

        In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.


AIM V.I. DIVERSIFIED INCOME FUND

        Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.

        At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

        Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

        Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be

AIM V.I. DIVERSIFIED INCOME FUND
      subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

        Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain
      (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
      (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

O. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.60%
-------------------------------------------------------------------
Over $250 million                                             0.55%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $180,697.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $56,793 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays

AIM V.I. DIVERSIFIED INCOME FUND

IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN                 OTHER
INPUT LEVEL               SECURITIES               INVESTMENTS*
---------------------------------------------------------------
Level 1                   $ 1,626,246                $267,649
---------------------------------------------------------------
Level 2                    24,428,272                 (26,769)
---------------------------------------------------------------
Level 3                       190,633                      --
===============================================================
                          $26,245,151                $240,880
_______________________________________________________________
===============================================================




* Other investments include futures contracts and swap agreements, which are included at unrealized appreciation/(depreciation).

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities sales of $698,150, which resulted in net realized gains of $25,683.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $711.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,175 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


AIM V.I. DIVERSIFIED INCOME FUND

NOTE 7--CASH BALANCES

The Fund may borrow for leveraging in an amount up to 5% of the Fund's total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets.

NOTE 8--FUTURES CONTRACTS AT PERIOD-END


                                                OPEN FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF          MONTH/                         UNREALIZED
CONTRACT                                                 CONTRACTS        COMMITMENT          VALUE       APPRECIATION
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                   13        March-2009/Long     $1,547,711       $  2,657
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                  12        March-2009/Long      1,509,000         82,169
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                   16        March-2009/Long      2,208,750        182,823
======================================================================================================================
                                                             41                            $5,265,461       $267,649
______________________________________________________________________________________________________________________
======================================================================================================================



NOTE 9--CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END


                                              OPEN CREDIT DEFAULT SWAP AGREEMENTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           IMPLIED     NOTIONAL
                                                              BUY/SELL     (PAY)/RECEIVE    EXPIRATION      CREDIT      AMOUNT
REFERENCE ENTITY                      COUNTERPARTY           PROTECTION      FIXED RATE        DATE       SPREAD(a)      (000)
-------------------------------------------------------------------------------------------------------------------------------
Assured Guaranty Corp.        Merrill Lynch International       Sell            5.00%        03/20/09        34.67%     $  235
-------------------------------------------------------------------------------------------------------------------------------
CDX North America             Bank of America, N.A.
  Investment Grade                                              Sell            1.50%(b)     12/20/13         1.95%      2,000
-------------------------------------------------------------------------------------------------------------------------------
CDX North America             Morgan Stanley & Co.
  Investment Grade            International PLC                 Sell            1.50%(c)     12/20/13         1.95%      2,000
-------------------------------------------------------------------------------------------------------------------------------
IStar Financial Inc.          UBS AG                            Sell            5.00%(d)     03/20/09       132.46%        215
===============================================================================================================================
  Total Credit Default Swap
     Agreements                                                                                                         $4,450
_______________________________________________________________________________________________________________________________
===============================================================================================================================

     OPEN CREDIT DEFAULT SWAP AGREEMENTS
--------------------------------------------
                               MARKET VALUE
                                UNREALIZED
                               APPRECIATION
REFERENCE ENTITY              (DEPRECIATION)
--------------------------------------------
Assured Guaranty Corp.           $(14,385)
--------------------------------------------
CDX North America
  Investment Grade                 15,770
--------------------------------------------
CDX North America
  Investment Grade                 16,633
--------------------------------------------
IStar Financial Inc.              (44,787)
============================================
  Total Credit Default Swap
     Agreements                  $(26,769)
____________________________________________
============================================



(a) Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)  Unamortized premium at period-end of $55,713
(c)  Unamortized premium at period-end of $56,576
(d)  Unamortized premium at period-end of $3,762

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Distributions paid from ordinary income                                       $2,604,645     $2,924,234
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  2,422,226
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                             (7,597,323)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                          (26,769)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (48,588)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (15,745,344)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                         45,474,045
================================================================================================
Total net assets                                                                    $ 24,478,247
________________________________________________________________________________________________
================================================================================================





AIM V.I. DIVERSIFIED INCOME FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2009                                                                  $ 6,105,068
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                    6,879,052
-----------------------------------------------------------------------------------------------
December 31, 2014                                                                      341,884
-----------------------------------------------------------------------------------------------
December 31, 2015                                                                      221,396
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                    2,197,944
===============================================================================================
Total capital loss carryforward                                                    $15,745,344
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $8,895,252 and $19,257,811, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $   275,555
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                          (7,872,878)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                  $(7,597,323)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $33,842,474.


NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership transactions, credit default swap transactions and capital loss carryforward expirations, on December 31, 2008, undistributed net investment income was increased by $220,724, undistributed net realized gain
(loss) was increased by $4,216,538 and shares of beneficial interest decreased by $4,437,262. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      263,402     $  1,949,370        731,982     $  6,147,850
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       5,542           36,732          6,451           53,596
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      450,757        2,560,300        370,719        2,880,489
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       7,863           44,345          5,674           43,745
========================================================================================================================
Reacquired:
  Series I                                                   (1,527,553)     (11,218,057)    (1,834,796)     (15,347,298)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (21,536)        (154,232)       (20,652)        (171,562)
========================================================================================================================
     Net increase (decrease) in share activity                 (821,525)    $ (6,781,542)      (740,622)    $ (6,393,180)
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities

AIM V.I. DIVERSIFIED INCOME FUND
     brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 14--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.

NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET               NET ASSETS,
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END     TOTA     END OF PERIOD
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $7.80       $0.50        $(1.74)      $(1.24)     $(0.69)      $5.87      (15.59)%     $24,070
Year ended 12/31/07                8.28        0.51         (0.37)        0.14       (0.62)       7.80        1.72        38,336
Year ended 12/31/06                8.43        0.46         (0.08)        0.38       (0.53)       8.28        4.48        46,743
Year ended 12/31/05                8.74        0.40         (0.15)        0.25       (0.56)       8.43        2.90        55,065
Year ended 12/31/04                8.82        0.36          0.08         0.44       (0.52)       8.74        5.03        65,069
-----------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                7.74        0.48         (1.72)       (1.24)      (0.67)       5.83      (15.78)          409
Year ended 12/31/07                8.21        0.48         (0.36)        0.12       (0.59)       7.74        1.51           606
Year ended 12/31/06                8.36        0.44         (0.09)        0.35       (0.50)       8.21        4.17           713
Year ended 12/31/05                8.67        0.38         (0.15)        0.23       (0.54)       8.36        2.67           902
Year ended 12/31/04                8.78        0.33          0.08         0.41       (0.52)       8.67        4.69           980
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                    ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                   0.75%(d)          1.31%(d)       6.83%(d)       35%
Year ended 12/31/07                   0.75              1.17           6.04           67
Year ended 12/31/06                   0.75              1.10           5.47           78
Year ended 12/31/05                   0.89              1.08           4.54           92
Year ended 12/31/04                   1.01              1.01           4.01          113
-------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                   1.00(d)           1.56(d)        6.58(d)        35
Year ended 12/31/07                   1.00              1.42           5.79           67
Year ended 12/31/06                   1.00              1.35           5.22           78
Year ended 12/31/05                   1.14              1.33           4.29           92
Year ended 12/31/04                   1.26              1.26           3.76          113
_________________________________________________________________________________________________
=================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $31,702 and $486 for Series I and Series II shares, respectively.


NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to

AIM V.I. DIVERSIFIED INCOME FUND

Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. DIVERSIFIED INCOME FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $862.60        $3.51       $1,021.37       $3.81        0.75%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        861.90         4.68        1,020.11        5.08        1.00
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. DIVERSIFIED INCOME FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Corporate Dividends Received Deduction*                1.52%
     U.S. Treasury Obligations*                             0.76%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. DIVERSIFIED INCOME FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. DIVERSIFIED INCOME FUND

[INVESCO AIM LOGO]             AIM V.I. DYNAMICS FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                        [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC
Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products")
that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,
2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN
MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. DYNAMICS FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                                                                          MARKET CONDITIONS AND YOUR FUND
PERFORMANCE SUMMARY
                                                                                          Many factors contributed to the negative
For the fiscal year ended December 31, 2008, AIM V.I. Dynamics Fund had double-digit      performance of most major market indexes
negative returns and underperformed the broad market, as measured by the S&P 500 Index,   for the fiscal year ended December 31,
and the Fund's style-specific benchmark, the Russell Midcap Growth Index.(triangle)       2008.(1) The chief catalyst was primarily
Underperformance was due to both stock selection and sector allocation.                   the ongoing subprime loan crisis and its
                                                                                          far-reaching effects on overall credit
   Your Fund's long-term performance appears later in this report.                        availability. Additionally, record high
                                                                                          crude oil prices(2), falling home values
FUND VS. INDEXES                                                                          and the weak U.S. dollar placed
                                                                                          significant pressure on the purchasing
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           power of the U.S. consumer. Later in the
                                                                                          fiscal year, consumer confidence fell and
If variable product issuer charges were included, returns would be lower.                 market volatility increased dramatically
                                                                                          due to growing fears of a global economic
Series I Shares                                                                 -48.08%   recession.
Series II Shares                                                                -48.16
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99       To facilitate the orderly functioning
Russell Midcap Growth Index(triangle) (Style-Specific Index)                    -44.32    of the credit markets and possibly prevent
Lipper VUF Mid-Cap Growth Funds Index(triangle) (Peer Group Index)              -44.86    a more severe economic downturn, in early
                                                                                          October Congress enacted a $700 billion
(triangle) Lipper Inc.                                                                    rescue plan -- the Troubled Assets Relief
=======================================================================================   Program. In addition, the U.S. Federal
                                                                                          Reserve (the Fed) -- in concert with other
HOW WE INVEST                                company, which includes a detailed           world banks -- dramatically lowered
                                             analysis of the strategic plans of the       short-term interest rates.
We believe a growth investment strategy is   company's management team. We also analyze
an essential component of a diversified      key competitors, customers and suppliers        In this environment, the Fund had
portfolio.                                   to assess the overall attractiveness and     double-digit negative returns and
                                             growth potential of the industry.            underperformed the Russell Midcap Growth
   Our investment process combines                                                        Index during the fiscal year.(1)
fundamental and quantitative analysis to        Risk management plays an important        Underperformance was driven largely by
uncover companies exhibiting long-term,      role in portfolio construction, as our       stock selection in the financials,
sustainable revenue, earnings and cash       target portfolio attempts to limit           industrials and health care sectors. An
flow growth that is not yet reflected by     volatility and downside risk. We seek to     underweight position in the consumer
the stock's market price.                    accomplish this goal by investing in         staples sector and an overweight position
                                             sectors, industries and companies with       in the consumer discretionary sector also
   Our quantitative model ranks              attractive fundamental prospects. We limit   contributed to underperformance.
companies based on a set of fundamental,     the Fund's sector exposure and also seek
valuation and timeliness factors. This       to minimize stock-specific risk by              The Fund underperformed by the widest
quantitative model is designed to identify   building a diversified portfolio.            margin in the financials sector, largely
stocks with the highest probability of                                                    due to stock selection. The financials
meeting our team's investment criteria.         We consider selling a stock for any       sector was one of the weakest performing
Stocks that are ranked highest by our        of the following reasons:                    sectors in the Russell Midcap Growth Index
quantitative model are the focus of our                                                   during the fiscal year, as the credit
fundamental research efforts.                o  There is a change in fundamentals,        crisis intensified and a liquidity crisis
                                                market capitalization or                  emerged. Examples of holdings that
   Our fundamental analysis focuses on          deterioration in the timeliness           detracted from performance include
identifying companies and industries with       profile.
strong drivers of growth. To accomplish
this goal, we develop a fully integrated     o  The price target set at purchase has
financial model to gain a more complete         been reached.
understanding of the financial health of
each investment candidate. Additionally,     o  The investment thesis is no longer
our research involves due diligence of the      valid

                                             o  Insider selling indicates potential
                                                issues

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Information Technology               20.5%   1. Metal & Glass Containers           5.8%   1.  Crown Holdings, Inc.              2.2%
Consumer Discretionary               17.0    2. Health Care Services               5.2    2.  KGEN Power Corp.                  2.2
Industrials                          15.7    3. Systems Software                   4.9    3.  Pactiv Corp.                      2.2
Health Care                          12.6    4. Investment Banking & Brokerage     3.9    4.  Shoppers Drug Mart Corp.          2.1
Financials                            8.9    5. Application Software               3.9    5.  Republic Services, Inc.           2.1
Energy                                8.1    ==========================================   6.  McAfee Inc.                       2.0
Materials                             6.8                                                 7.  Corrections Corp. of America      1.8
Consumer Staples                      3.6    ==========================================   8.  Solera Holdings Inc.              1.8
Utilities                             3.5    Total Net Assets             $41.7 million   9.  Landstar System, Inc.             1.8
Telecommunication Services            2.1                                                 10. Check Point Software
U.S. Treasury Bills, Money Market            Total Number of Holdings*              89        Technologies Ltd.                 1.8
   Funds Plus Other Assets Less              ==========================================   ==========================================
   Liabilities                        1.2
=========================================    The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                                             *Excluding money market fund holdings.

AIM V.I. DYNAMICS FUND

insurance provider XL CAPITAL and asset      During the reporting period, the most                     PAUL RASPLICKA
management holding AFFILIATED MANAGERS       significant changes to the portfolio                      Chartered Financial Analyst,
GROUP. XL Capital was sold at the end of     included reductions in the more                           is lead manager of AIM V.I.
the period.                                  economically sensitive consumer                [RASPLICKA Dynamics Fund. Mr. Rasplicka
                                             discretionary sector, as well as the             PHOTO]   has been associated with the
   Another area of weakness for the Fund     energy and health care sectors. Meaningful                advisor and/or its affiliates
was the industrials sector, where the        additions to the portfolio were made in                   since 1994. He began his
Fund's holdings generally underperformed     the information technology, utilities and    investment career in 1982 as an equity
those of the Russell Midcap Growth Index.    financials sectors. All changes to the       research analyst. A native of Denver, Mr.
Many industrials holdings were negatively    Fund were based on our bottom-up stock       Rasplicka is a magna cum laude graduate of
affected by the global economic slowdown,    selection process of identifying high        the University of Colorado in Boulder with
including engineering and construction       quality growth companies trading at what     a B.S. in business administration. He
holdings FOSTER WHEELER, and SHAW GROUP.     we believe are attractive valuations.        earned an M.B.A. from the University of
Other industrials holdings that detracted                                                 Chicago. He's a Chartered Investment
from performance included BUCYRUS            We thank you for your commitment to AIM      Counselor.
INTERNATIONAL, GENERAL CABLE and CON-WAY.    V.I. Dynamics Fund.
Foster Wheeler, Bucyrus International and                                                              BRENT LIUM
General Cable were no longer held at the     (1) Lipper Inc.                                           Chartered Financial Analyst,
end of the year.                             (2) Bloomberg L.P.                                        portfolio manager, is manager
                                                                                              [LIUM    of AIM V.I. Dynamics Fund. He
   Underperformance in the health care       The views and opinions expressed in              PHOTO]   joined Invesco in 1999 in its
sector was also driven by stock selection.   management's discussion of Fund                           corporate associate program
Examples of companies that detracted from    performance are those of Invesco Aim                      and joined Invesco Aim in
performance included health insurer HUMANA   Advisors, Inc. These views and opinions      2003. Mr. Lium earned a B.B.A. from Texas
and health care equipment maker Hologic.     are subject to change at any time based on   A&M University and an M.B.A. from The
Hologic was sold at the end of the year      factors such as market and economic          University of Texas at Austin.
due to deteriorating fundamentals.           conditions. These views and opinions may
                                             not be relied upon as investment advice or   Assisted by the Mid Cap Growth Team
   An underweight position in the            recommendations, or as an offer for a
consumer staples sector detracted from       particular security. The information is
performance. While the consumer staples      not a complete analysis of every aspect of
sector had negative returns, its more        any market, country, industry, security or
defensive nature made it a refuge in the     the Fund. Statements of fact are from
volatile market environment, and it held     sources considered reliable, but Invesco
up better than all other sectors in the      Aim Advisors, Inc. makes no representation
index. Additionally, an overweight           or warranty as to their completeness or
position in the consumer discretionary       accuracy. Although historical performance
sector detracted from performance, as many   is no guarantee of future results, these
stock prices were negatively affected by     insights may help you understand our
the slowdown in consumer spending.           investment management philosophy.

   Some of this underperformance was         See important Fund and index disclosures
offset by outperformance in other sectors,   later in this report.
including materials and utilities. The
Fund's cash position also benefited
performance during the highly volatile
market environment.

   The utilities sector was one of the
weakest performing sectors in the Russell
Midcap Growth Index during the fiscal
year, so the Fund's underweight position helped performance relative to this index.
The Fund also benefited from stock
selection in this sector.

   Outperformance in the materials
sector was largely due to solid stock
selection. Within this sector, one of the key contributors to performance was fertilizer maker POTASH CORP. OF
SASKATCHEWAN, which benefited from strong demand from emerging markets during the first part of the fiscal year. The Fund also owned several producers of food and beverage containers, which held up well in the difficult economy.

AIM V.I. DYNAMICS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================

AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT     PRODUCTS. YOU CANNOT PURCHASE SHARES
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        OF THE FUND DIRECTLY. PERFORMANCE FIGURES
                                             COMPARABLE FUTURE RESULTS; CURRENT           GIVEN REPRESENT THE FUND AND ARE NOT
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INTENDED TO REFLECT ACTUAL VARIABLE
Inception (8/22/97)                 0.14%    CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCT VALUES. THEY DO NOT REFLECT SALES
10 Years                           -1.93     FINANCIAL ADVISOR FOR THE MOST RECENT        CHARGES, EXPENSES AND FEES ASSESSED IN
 5 Years                           -3.23     MONTH-END VARIABLE PRODUCT PERFORMANCE.      CONNECTION WITH A VARIABLE PRODUCT. SALES
 1 Year                           -48.08     PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CHARGES, EXPENSES AND FEES, WHICH ARE
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       ISSUERS, WILL VARY AND WILL LOWER THE
10 Years                           -2.16%    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   TOTAL RETURN.
 5 Years                           -3.46     MAY HAVE A GAIN OR LOSS WHEN YOU SELL
 1 Year                           -48.16     SHARES.                                         THE MOST RECENT MONTH-END PERFORMANCE
==========================================                                                DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
                                                THE TOTAL ANNUAL FUND OPERATING           PRODUCT CHARGES, IS AVAILABLE ON THE
SERIES II SHARES' INCEPTION DATE IS APRIL    EXPENSE RATIO SET FORTH IN THE MOST RECENT   INVESCO AIM AUTOMATED INFORMATION LINE,
30, 2004. RETURNS SINCE THAT DATE ARE        FUND PROSPECTUS AS OF THE DATE OF THIS       866 702 4402.
HISTORICAL. ALL OTHER RETURNS ARE THE        REPORT FOR SERIES I AND SERIES II SHARES
BLENDED RETURNS OF THE HISTORICAL            WAS 1.11% AND 1.36%, RESPECTIVELY. THE          AS MENTIONED ABOVE, FOR THE MOST
PERFORMANCE OF SERIES II SHARES SINCE        EXPENSE RATIOS PRESENTED ABOVE MAY VARY      RECENT MONTH-END PERFORMANCE INCLUDING
THEIR INCEPTION AND THE RESTATED             FROM THE EXPENSE RATIOS PRESENTED IN OTHER   VARIABLE PRODUCT CHARGES, PLEASE CONTACT
HISTORICAL PERFORMANCE OF SERIES I SHARES    SECTIONS OF THIS REPORT THAT ARE BASED ON    YOUR VARIABLE PRODUCT ISSUER OR FINANCIAL
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    EXPENSES INCURRED DURING THE PERIOD          ADVISOR.
II SHARES) ADJUSTED TO REFLECT THE RULE      COVERED BY THIS REPORT.
12B-1 FEES APPLICABLE TO SERIES II SHARES.
THE INCEPTION DATE OF SERIES I SHARES IS        AIM V.I. DYNAMICS FUND, A SERIES
AUGUST 22, 1997.                             PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
                                             IS CURRENTLY OFFERED THROUGH INSURANCE
   THE PERFORMANCE OF THE FUND'S SERIES      COMPANIES ISSUING VARIABLE
I AND SERIES II SHARE CLASSES WILL DIFFER
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS SINCE INCEPTION
Fund data from 8/22/97, Index data from 8/31/97

              AIM V.I.                                             Lipper VUF
           Dynamics Fund-                       Russell Midcap   Mid-Cap Growth
  Date    Series I Shares   S&P 500 Index(1)   Growth Index(1)   Funds Index(1)

8/22/97        $10000
   8/97          9930            $10000             $10000            $10000
   9/97         10610             10547              10506             10591
  10/97         10240             10196               9980             10032
  11/97         10190             10667              10085              9982
  12/97         10340             10850              10217             10042
   1/98         10290             10970              10033              9879
   2/98         11240             11761              10977             10726
   3/98         11889             12363              11437             11257
   4/98         12069             12489              11592             11290
   5/98         11609             12275              11115             10678
   6/98         12179             12773              11430             11246
   7/98         11619             12638              10940             10623
   8/98          8959             10812               8852              8389
   9/98          9749             11505               9522              8985
  10/98         10550             12440              10223              9322
  11/98         10980             13193              10912              9954
  12/98         12341             13953              12043             11262
   1/99         13184             14536              12404             11550
   2/99         12462             14085              11797             10833
   3/99         13549             14648              12454             11486
   4/99         14148             15215              13022             11986
   5/99         14077             14856              12854             11828
   6/99         14849             15679              13751             12793
   7/99         14524             15191              13314             12521
   8/99         14229             15116              13175             12610
   9/99         14412             14702              13063             12672
  10/99         15682             15632              14073             13843
  11/99         16855             15950              15530             15390
  12/99         19201             16888              18220             18471
   1/00         18917             16040              18216             18514
   2/00         23001             15736              22046             22753
   3/00         21985             17275              22068             21891
   4/00         20085             16755              19926             19617
   5/00         18926             16412              18473             18334
   6/00         21822             16816              20434             20878
   7/00         21141             16553              19140             20197
   8/00         24158             17581              22026             22995
   9/00         24047             16653              20949             21909
  10/00         22056             16582              19516             20105
  11/00         17298             15276              15275             16204
  12/00         18518             15351              16079             17117
   1/01         19147             15895              16998             17599
   2/01         15527             14447              14057             14855
   3/01         13240             13532              12046             12857
   4/01         15416             14583              14053             14693
   5/01         15162             14681              13987             14679
   6/01         14989             14323              13995             14506
   7/01         13881             14182              13051             13619
   8/01         12518             13295              12105             12563
   9/01          9864             12222              10104             10742

====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  10/01         10912             12455              11167             11410
  11/01         12366             13410              12369             12267
  12/01         12754             13528              12839             12703
   1/02         12570             13330              12422             12011
   2/02         11401             13073              11718             11391
   3/02         12316             13565              12612             12106
   4/02         11502             12743              11944             11674
   5/02         11024             12649              11588             11386
   6/02          9773             11749              10309             10392
   7/02          8827             10833               9308              9398
   8/02          8633             10904               9275              9299
   9/02          7942              9720               8538              8770
  10/02          8765             10575               9200              9200
  11/02          9345             11197               9920              9628
  12/02          8684             10539               9320              9162
   1/03          8684             10264               9229              8997
   2/03          8542             10109               9149              8923
   3/03          8633             10207               9319              9054
   4/03          9233             11048               9953              9631
   5/03          9925             11629              10911             10420
   6/03         10066             11778              11067             10571
   7/03         10412             11985              11462             10957
   8/03         10920             12219              12094             11536
   9/03         10554             12089              11859             11143
  10/03         11480             12773              12815             12006
  11/03         11836             12885              13158             12242
  12/03         11968             13560              13301             12371
   1/04         12253             13809              13741             12630
   2/04         12375             14001              13971             12832
   3/04         12294             13790              13944             12943
   4/04         12141             13574              13551             12537
   5/04         12344             13760              13870             12797
   6/04         12517             14027              14091             13189
   7/04         11663             13563              13158             12283
   8/04         11491             13617              12996             12101
   9/04         11969             13765              13481             12671
  10/04         12253             13975              13938             13019
  11/04         13006             14540              14658             13839
  12/04         13565             15035              15360             14431
   1/05         13311             14669              14949             13985
   2/05         13546             14977              15328             14173
   3/05         13363             14712              15104             13863
   4/05         12621             14433              14506             13219
   5/05         13313             14892              15337             14003
   6/05         13730             14913              15622             14269
   7/05         14594             15468              16534             15062
   8/05         14615             15327              16433             15019
   9/05         14646             15451              16645             15263
  10/05         14117             15193              16155             14929
  11/05         14850             15767              17032             15739
  12/05         15022             15773              17219             15804
   1/06         16079             16190              18250             16781
   2/06         16070             16234              18025             16622
   3/06         16589             16436              18529             17203
   4/06         17005             16657              18607             17245
   5/06         16192             16178              17732             16258
   6/06         16131             16200              17659             16220
   7/06         15510             16299              17026             15467
   8/06         15784             16687              17419             15732
   9/06         16120             17116              17816             15995
  10/06         16791             17674              18500             16561
  11/06         17503             18009              19226             17243
  12/06         17442             18262              19054             17149
   1/07         18042             18538              19747             17702
   2/07         18022             18176              19704             17648
   3/07         18184             18379              19808             17832
   4/07         18844             19193              20678             18546

====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   5/07         20135             19862              21516             19533
   6/07         19912             19532              21143             19401
   7/07         19384             18928              20670             19141
   8/07         19190             19211              20782             19430
   9/07         20115             19929              21597             20519
  10/07         20594             20246              22148             21404
  11/07         19618             19399              21173             20261
  12/07         19567             19265              21231             20304
   1/08         17573             18109              19544             18392
   2/08         17237             17521              19246             18073
   3/08         16363             17446              18906             17681
   4/08         17502             18295              20278             19029
   5/08         18326             18532              21346             19839
   6/08         17249             16971              19785             18481
   7/08         16628             16828              19033             17841
   8/08         16781             17072              19208             17935
   9/08         14218             15552              16273             15430
  10/08         11258             12941              12702             12192
  11/08         10017             12012              11401             10875
  12/08         10160             12139              11820             11196

====================================================================================================================================

AIM V.I. DYNAMICS FUND

AIM V.I. DYNAMICS FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

Prices of equity securities change in        The S&P 500--REGISTERED TRADEMARK-- INDEX     The Chartered Financial
response to many factors, including the      is a market capitalization-weighted index     Analyst--REGISTERED TRADEMARK--
historical and prospective earnings of the   covering all major areas of the U.S.          (CFA--REGISTERED TRADEMARK--) designation
issuer, the value of its assets, general     economy. It is not the 500 largest            is a globally recognized standard for
economic conditions, interest rates,         companies, but rather the most widely held    measuring the competence and integrity of
investor perceptions and market liquidity.   500 companies chosen with respect to          investment professionals.
                                             market size, liquidity, and their
   The Fund invests in "growth" stocks,      industry.                                       The returns shown in management's
which may be more volatile than other                                                     discussion of Fund performance are based
investment styles because growth stocks         The RUSSELL MIDCAP--REGISTERED            on net asset values calculated for
are more sensitive to investor perceptions   TRADEMARK-- GROWTH INDEX measures the        shareholder transactions. Generally
of an issuing company's growth potential.    performance of those Russell Midcap          accepted accounting principles require
                                             companies with higher price-to-book ratios   adjustments to be made to the net assets
   There is no guarantee that the            and higher forecasted growth values. The     of the Fund at period end for financial
investment techniques and risk analysis      Russell Midcap Growth Index is a             reporting purposes, and as such, the net
used by the Fund's portfolio managers will   trademark/ service mark of the Frank         asset values for shareholder transactions
produce the desired results.                 Russell Company. Russell--REGISTERED         and the returns based on those net asset
                                             TRADEMARK-- is a trademark of the Frank      values may differ from the net asset
   The prices of securities held by the      Russell Company.                             values and returns reported in the
Fund may decline in response to market                                                    Financial Highlights. Additionally, the
risks.                                          The LIPPER VUF MID-CAP GROWTH FUNDS       returns and net asset values shown
                                             INDEX is an equally weighted                 throughout this report are at the Fund
   Small- and mid-cap companies tend to      representation of the largest variable       level only and do not include variable
be more vulnerable to adverse developments   insurance underlying funds in the Lipper     product issuer charges. If such charges
and more volatile than larger companies.     Mid-Cap Growth Funds category. These funds   were included, the total returns would be
Investments in these sized companies may     have an above-average price-to-earnings      lower.
involve special risks, including those       ratio, price-to-book ratio, and three-
associated with dependence on a small        year sales-per-share growth value,              Industry classifications used in this
management group, little or no operating     compared to the S&P MidCap 400 Index.        report are generally according to the
history, little or no track record of                                                     Global Industry Classification Standard,
success, limited product lines, less            The Fund is not managed to track the      which was developed by and is the
publicly available information,              performance of any particular index,         exclusive property and a service mark of
illiquidity, restricted resale or less       including the indexes defined here, and      MSCI Inc. and Standard & Poor's.
frequent trading.                            consequently, the performance of the Fund
                                             may deviate significantly from the
   The Fund may engage in active and         performance of the indexes.
frequent trading of portfolio securities
to achieve its investment objective. If a       A direct investment cannot be made in
fund does trade in this way, it may incur    an index. Unless otherwise indicated,
increased costs, which can lower the         index results include reinvested
actual return of the Fund. Active trading    dividends, and they do not reflect sales
may also increase short term gains and       charges or fund expenses.
losses, which may affect taxes that must
be paid.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES        VALUE
-----------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-98.77%

AEROSPACE & DEFENSE-1.10%

Precision Castparts Corp.                                7,708    $   458,472
=============================================================================


APPAREL RETAIL-1.44%

Aeropostale, Inc.(b)                                    12,570        202,377
-----------------------------------------------------------------------------
Guess?, Inc.                                            12,392        190,217
-----------------------------------------------------------------------------
Urban Outfitters, Inc.(b)                               13,815        206,949
=============================================================================
                                                                      599,543
=============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-1.81%

Gildan Activewear Inc. (Canada)(b)                      20,036        236,318
-----------------------------------------------------------------------------
Hanesbrands, Inc.(b)                                    40,603        517,689
=============================================================================
                                                                      754,007
=============================================================================


APPLICATION SOFTWARE-3.93%

Amdocs Ltd.(b)                                          23,979        438,576
-----------------------------------------------------------------------------
ANSYS, Inc.(b)                                          15,761        439,574
-----------------------------------------------------------------------------
Solera Holdings Inc.(b)                                 31,496        759,054
=============================================================================
                                                                    1,637,204
=============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.21%

Affiliated Managers Group, Inc.(b)                      12,000        503,040
=============================================================================


AUTOMOTIVE RETAIL-1.33%

O'Reilly Automotive, Inc.(b)                            18,059        555,134
=============================================================================


BIOTECHNOLOGY-2.05%

Genzyme Corp.(b)                                         6,600        438,042
-----------------------------------------------------------------------------
United Therapeutics Corp.(b)                             6,625        414,394
=============================================================================
                                                                      852,436
=============================================================================


CASINOS & GAMING-1.09%

Scientific Games Corp.-Class A(b)                       25,930        454,812
=============================================================================


COMMUNICATIONS EQUIPMENT-1.20%

Juniper Networks, Inc.(b)                               28,669        501,994
=============================================================================


COMPUTER & ELECTRONICS RETAIL-0.84%

GameStop Corp.-Class A(b)                               16,081        348,314
=============================================================================


COMPUTER STORAGE & PERIPHERALS-0.91%

NetApp, Inc.(b)                                         27,251        380,696
=============================================================================


CONSTRUCTION & ENGINEERING-1.78%

Quanta Services, Inc.(b)                                22,262        440,787
-----------------------------------------------------------------------------
Shaw Group Inc. (The)(b)                                14,780        302,547
=============================================================================
                                                                      743,334
=============================================================================


CONSUMER FINANCE-1.12%

SLM Corp.(b)                                            52,510        467,339
=============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.75%

Alliance Data Systems Corp.(b)                          15,663        728,799
=============================================================================


DISTRIBUTORS-1.24%

LKQ Corp.(b)                                            44,348        517,098
=============================================================================


DIVERSIFIED SUPPORT SERVICES-0.89%

Copart, Inc.(b)                                         13,582        369,295
=============================================================================


DRUG RETAIL-2.12%

Shoppers Drug Mart Corp. (Canada)                       22,291        881,270
=============================================================================


EDUCATION SERVICES-3.64%

Apollo Group Inc.-Class A(b)                             8,338        638,858
-----------------------------------------------------------------------------
DeVry, Inc.                                              3,795        217,871
-----------------------------------------------------------------------------
ITT Educational Services, Inc.(b)                        6,948        659,921
=============================================================================
                                                                    1,516,650
=============================================================================


ELECTRONIC COMPONENTS-1.16%

Amphenol Corp.-Class A                                  20,126        482,622
=============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-3.16%

Republic Services, Inc.                                 35,000        867,650
-----------------------------------------------------------------------------
Waste Management, Inc.                                  13,538        448,649
=============================================================================
                                                                    1,316,299
=============================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-0.44%

Intrepid Potash, Inc.(b)                                 8,746        181,654
=============================================================================


GENERAL MERCHANDISE STORES-1.00%

Dollar Tree, Inc.(b)                                     9,971        416,788
=============================================================================


HEALTH CARE SERVICES-5.23%

Amedisys, Inc.(b)                                        8,322        344,031
-----------------------------------------------------------------------------
DaVita, Inc.(b)                                          9,099        451,037
-----------------------------------------------------------------------------
Express Scripts, Inc.(b)                                 8,776        482,505
-----------------------------------------------------------------------------
Fresenius Medical Care AG & Co. KGaA (Germany)           4,393        207,002
-----------------------------------------------------------------------------
Laboratory Corp. of America Holdings(b)                 10,811        696,337
=============================================================================
                                                                    2,180,912
=============================================================================


HOME ENTERTAINMENT SOFTWARE-0.55%

Activision Blizzard, Inc.(b)                            26,392        228,027
=============================================================================


HOUSEHOLD APPLIANCES-0.49%

Stanley Works (The)                                      5,973        203,679
=============================================================================


HOUSEWARES & SPECIALTIES-1.15%

Jarden Corp.(b)                                         41,520        477,480
=============================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-1.10%

Robert Half International, Inc.                         22,067        459,435
=============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DYNAMICS FUND

                                                       SHARES        VALUE
-----------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-3.55%

KGEN Power Corp. (Acquired 01/12/07; Cost
  $865,032)(b)(c)                                       61,788    $   926,820
-----------------------------------------------------------------------------
NRG Energy, Inc.(b)                                     23,625        551,171
=============================================================================
                                                                    1,477,991
=============================================================================


INDUSTRIAL MACHINERY-0.55%

Flowserve Corp.                                          4,421        227,682
=============================================================================


INVESTMENT BANKING & BROKERAGE-3.93%

Lazard Ltd.-Class A                                     23,533        699,872
-----------------------------------------------------------------------------
Morgan Stanley                                          18,322        293,885
-----------------------------------------------------------------------------
TD Ameritrade Holding Corp.(b)                          45,309        645,653
=============================================================================
                                                                    1,639,410
=============================================================================


IT CONSULTING & OTHER SERVICES-1.19%

Cognizant Technology Solutions Corp.-Class A(b)         27,467        496,054
=============================================================================


LIFE SCIENCES TOOLS & SERVICES-3.21%

Pharmaceutical Product Development, Inc.                19,695        571,352
-----------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(b)                       11,575        394,360
-----------------------------------------------------------------------------
Waters Corp.(b)                                         10,128        371,191
=============================================================================
                                                                    1,336,903
=============================================================================


MANAGED HEALTH CARE-2.07%

Aveta, Inc. (Acquired 12/21/05-05/22/06; Cost
  $1,300,095)(b)(c)                                     90,000        135,000
-----------------------------------------------------------------------------
Humana Inc.(b)                                          19,528        728,004
=============================================================================
                                                                      863,004
=============================================================================


METAL & GLASS CONTAINERS-5.82%

Crown Holdings, Inc.(b)                                 48,751        936,019
-----------------------------------------------------------------------------
Owens-Illinois, Inc.(b)                                 20,582        562,506
-----------------------------------------------------------------------------
Pactiv Corp.(b)                                         37,198        925,487
=============================================================================
                                                                    2,424,012
=============================================================================


OIL & GAS DRILLING-0.63%

Noble Corp.                                             11,860        261,987
=============================================================================


OIL & GAS EQUIPMENT & SERVICES-2.47%

Baker Hughes Inc.                                       12,378        396,962
-----------------------------------------------------------------------------
IHS Inc.-Class A(b)                                     16,933        633,633
=============================================================================
                                                                    1,030,595
=============================================================================


OIL & GAS EXPLORATION & PRODUCTION-3.71%

Continental Resources, Inc.(b)                          19,617        406,268
-----------------------------------------------------------------------------
Petrohawk Energy Corp.(b)                                6,435        100,579
-----------------------------------------------------------------------------
Range Resources Corp.                                   11,071        380,732
-----------------------------------------------------------------------------
Southwestern Energy Co.(b)                              22,777        659,850
=============================================================================
                                                                    1,547,429
=============================================================================


OIL & GAS STORAGE & TRANSPORTATION-1.30%

Williams Cos., Inc. (The)                               37,483        542,754
=============================================================================


PERSONAL PRODUCTS-1.43%

Estee Lauder Cos. Inc. (The)-Class A                    19,302        597,590
=============================================================================


PUBLISHING-1.19%

McGraw-Hill Cos., Inc. (The)                            21,441        497,217
=============================================================================


RESEARCH & CONSULTING SERVICES-1.27%

Equifax Inc.                                            19,900        527,748
=============================================================================


RESTAURANTS-1.20%

Burger King Holdings Inc.                               20,963        500,596
=============================================================================


SECURITY & ALARM SERVICES-1.84%

Corrections Corp. of America(b)                         46,779        765,304
=============================================================================


SEMICONDUCTOR EQUIPMENT-2.74%

ASML Holding N.V. (Netherlands)                         30,003        538,007
-----------------------------------------------------------------------------
Lam Research Corp.(b)                                   28,287        601,947
=============================================================================
                                                                    1,139,954
=============================================================================


SEMICONDUCTORS-2.26%

Altera Corp.                                            18,694        312,377
-----------------------------------------------------------------------------
Intersil Corp.-Class A                                  38,434        353,208
-----------------------------------------------------------------------------
Maxim Integrated Products, Inc.                         24,150        275,793
=============================================================================
                                                                      941,378
=============================================================================


SPECIALIZED FINANCE-2.62%

IntercontinentalExchange Inc.(b)                         2,680        220,939
-----------------------------------------------------------------------------
Moody's Corp.                                           29,594        594,543
-----------------------------------------------------------------------------
MSCI Inc.-Class A(b)                                    15,593        276,932
=============================================================================
                                                                    1,092,414
=============================================================================


SPECIALTY STORES-0.58%

Ulta Salon, Cosmetics & Fragrance, Inc.(b)              29,407        243,490
=============================================================================


STEEL-0.54%

Nucor Corp.                                              4,892        226,010
=============================================================================


SYSTEMS SOFTWARE-4.86%

CA Inc.                                                 24,161        447,703
-----------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(b)      38,645        733,869
-----------------------------------------------------------------------------
McAfee Inc.(b)                                          24,411        843,888
=============================================================================
                                                                    2,025,460
=============================================================================


TRADING COMPANIES & DISTRIBUTORS-0.24%

Fastenal Co.                                             2,893        100,821
=============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DYNAMICS FUND

                                                       SHARES        VALUE
-----------------------------------------------------------------------------
TRUCKING-3.76%

Con-way Inc.                                            14,513    $   386,046
-----------------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.                    16,735        439,628
-----------------------------------------------------------------------------
Landstar System, Inc.                                   19,328        742,775
=============================================================================
                                                                    1,568,449
=============================================================================


WIRELESS TELECOMMUNICATION SERVICES-2.08%

American Tower Corp.-Class A(b)                         22,775        667,763
-----------------------------------------------------------------------------
Crown Castle International Corp.(b)                     11,329        199,164
=============================================================================
                                                                      866,927
=============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $56,569,971)                                          41,157,512
=============================================================================


                                                     PRINCIPAL
                                                       AMOUNT        VALUE
-----------------------------------------------------------------------------
U.S. TREASURY BILLS-0.18%

1.82%, 03/05/09(d) (Cost $74,761)                     $ 75,000    $    74,986
=============================================================================


                                                       SHARES

MONEY MARKET FUNDS-0.90%

Liquid Assets Portfolio-Institutional Class(e)         187,524        187,524
-----------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)               187,524        187,524
=============================================================================
     Total Money Market Funds (Cost $375,048)                         375,048
=============================================================================
TOTAL INVESTMENTS-99.85% (Cost $57,019,780)                        41,607,546
=============================================================================
OTHER ASSETS LESS LIABILITIES-0.15%                                    61,293
=============================================================================
NET ASSETS-100.00%                                                $41,668,839
_____________________________________________________________________________
=============================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)  Non-income producing security.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $1,061,820, which represented 2.55% of the Fund's Net Assets.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DYNAMICS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $56,644,732)                            $ 41,232,498
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                     375,048
======================================================
     Total investments (Cost
       $57,019,780)                         41,607,546
======================================================
Receivables for:
  Investments sold                              83,539
------------------------------------------------------
  Fund shares sold                              54,324
------------------------------------------------------
  Dividends                                     15,016
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             12,659
======================================================
     Total assets                           41,773,084
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                        13,718
------------------------------------------------------
  Accrued fees to affiliates                    28,593
------------------------------------------------------
  Accrued other operating expenses              39,949
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              21,985
======================================================
     Total liabilities                         104,245
======================================================
Net assets applicable to shares
  outstanding                             $ 41,668,839
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $133,419,944
------------------------------------------------------
Undistributed net investment income
  (loss)                                       (31,157)
------------------------------------------------------
Undistributed net realized gain (loss)     (76,307,728)
------------------------------------------------------
Unrealized appreciation (depreciation)     (15,412,220)
======================================================
                                          $ 41,668,839
______________________________________________________
======================================================



NET ASSETS:

Series I                                  $ 41,663,813
______________________________________________________
======================================================
Series II                                 $      5,026
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     4,170,093
______________________________________________________
======================================================
Series II                                        508.7
______________________________________________________
======================================================
Series I:
  Net asset value per share               $       9.99
______________________________________________________
======================================================
Series II:
  Net asset value per share               $       9.88
______________________________________________________
======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $3,181)                             $    386,955
-----------------------------------------------------------
Dividends from affiliated money
  market funds (includes securities
  lending income of $37,658)                         92,672
===========================================================
     Total investment income                        479,627
===========================================================


EXPENSES:

Advisory fees                                       594,079
-----------------------------------------------------------
Administrative services fees                        248,735
-----------------------------------------------------------
Custodian fees                                       22,937
-----------------------------------------------------------
Distribution fees -- Series II                           19
-----------------------------------------------------------
Transfer agent fees                                  16,894
-----------------------------------------------------------
Trustees' and officers' fees and
  benefits                                           18,527
-----------------------------------------------------------
Other                                                76,329
===========================================================
     Total expenses                                 977,520
===========================================================
Less: Fees waived                                    (2,884)
===========================================================
     Net expenses                                   974,636
===========================================================
Net investment income (loss)                       (495,009)
===========================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains (losses) from securities
     sold to affiliates of $(340,610)           (20,897,851)
-----------------------------------------------------------
  Foreign currencies                                 13,213
-----------------------------------------------------------
  Futures contracts                                 (75,266)
===========================================================
                                                (20,959,904)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (25,826,254)
-----------------------------------------------------------
  Foreign currencies                                     68
===========================================================
                                                (25,826,186)
===========================================================
Net realized and unrealized gain
  (loss)                                        (46,786,090)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(47,281,099)
___________________________________________________________
===========================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DYNAMICS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                              $   (495,009)   $   (759,274)
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (20,959,904)     17,222,780
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (25,826,186)     (2,752,289)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (47,281,099)     13,711,217
========================================================================================================
Share transactions-net:
  Series I                                                                   (33,243,831)    (12,316,934)
--------------------------------------------------------------------------------------------------------
  Series II                                                                           --          (6,500)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (33,243,831)    (12,323,434)
========================================================================================================
     Net increase (decrease) in net assets                                   (80,524,930)      1,387,783
________________________________________________________________________________________________________
========================================================================================================


NET ASSETS:

  Beginning of year                                                          122,193,769     120,805,986
========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $(31,157) and $(21,136), respectively)                                 $ 41,668,839    $122,193,769
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. DYNAMICS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dynamics Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is long-term capital growth.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


AIM V.I. DYNAMICS FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

AIM V.I. DYNAMICS FUND
      of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. PUT OPTIONS PURCHASED -- The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.745%
-------------------------------------------------------------------
Next $250 million                                            0.73%
-------------------------------------------------------------------
Next $500 million                                            0.715%
-------------------------------------------------------------------
Next $1.5 billion                                            0.70%
-------------------------------------------------------------------
Next $2.5 billion                                            0.685%
-------------------------------------------------------------------
Next $2.5 billion                                            0.67%
-------------------------------------------------------------------
Next $2.5 billion                                            0.655%
-------------------------------------------------------------------
Over $10 billion                                             0.64%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.


AIM V.I. DYNAMICS FUND

  Also, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $2,882 and class level expenses of $2 for Series II shares.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $198,735 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $39,725,732
--------------------------------------
Level 2                       819,994
--------------------------------------
Level 3                     1,061,820
======================================
                          $41,607,546
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $613,334 and securities sales of $665,416, which resulted in net realized gains (losses) of $(340,610).


AIM V.I. DYNAMICS FUND

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,342 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2008 and 2007.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           $(15,618,241)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                              13
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (24,216)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (70,866,355)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (5,242,306)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        133,419,944
================================================================================================
Total net assets                                                                    $ 41,668,839
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                  $55,297,523
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                   15,568,832
===============================================================================================
Total capital loss carryforward                                                    $70,866,355
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


AIM V.I. DYNAMICS FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $83,534,290 and $113,627,828, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  1,050,205
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (16,668,446)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(15,618,241)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $57,225,787.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2008, undistributed net investment income (loss) was increased by $484,988, undistributed net realized gain (loss) was decreased by $43,749 and shares of beneficial interest decreased by $441,239. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      972,706     $ 15,255,323      2,185,271     $ 41,876,286
========================================================================================================================
Reacquired:
  Series I                                                   (3,154,261)     (48,499,154)    (2,876,008)     (54,193,220)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                          --               --           (329)          (6,500)
========================================================================================================================
Net increase (decrease) in share activity                    (2,181,555)    $(33,243,831)      (691,066)    $(12,323,434)
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. DYNAMICS FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   NET ASSET               NET ASSETS,
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  VALUE, END    TOTAL     END OF PERIOD
                                OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS   OF PERIOD  RETURN(a)  (000S OMITTED)
-----------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $19.24     $(0.10)(c)    $(9.15)      $(9.25)     $ 9.99      (48.08)%    $ 41,664
Year ended 12/31/07                17.15      (0.11)(c)      2.20         2.09       19.24       12.19       122,184
Year ended 12/31/06                14.77      (0.09)         2.47         2.38       17.15       16.11       120,792
Year ended 12/31/05                13.34      (0.04)         1.47         1.43       14.77       10.72       111,655
Year ended 12/31/04                11.77      (0.09)         1.66         1.57       13.34       13.34       123,609
-----------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                19.06      (0.12)(c)     (9.06)       (9.18)       9.88      (48.16)            5
Year ended 12/31/07                17.04      (0.15)(c)      2.17         2.02       19.06       11.85            10
Year ended 12/31/06                14.71      (0.12)         2.45         2.33       17.04       15.84            14
Year ended 12/31/05                13.32      (0.07)         1.46         1.39       14.71       10.44            12
Year ended 12/31/04(e)             11.94      (0.07)         1.45         1.38       13.32       11.56            11
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                    RATIO OF          RATIO OF
                                    EXPENSES          EXPENSES
                                   TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                   NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                 AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                                    ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
---------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                   1.22%(d)          1.22%(d)       (0.62)%(d)     106%
Year ended 12/31/07                   1.11              1.11           (0.58)         115
Year ended 12/31/06                   1.12              1.13           (0.51)         142
Year ended 12/31/05                   1.16              1.17           (0.29)         110
Year ended 12/31/04                   1.14              1.14           (0.62)          64
---------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                   1.45(d)           1.47(d)        (0.85)(d)      106
Year ended 12/31/07                   1.36              1.36           (0.83)         115
Year ended 12/31/06                   1.37              1.38           (0.76)         142
Year ended 12/31/05                   1.41              1.42           (0.54)         110
Year ended 12/31/04(e)                1.40(f)           1.40(f)        (0.88)(f)       64
___________________________________________________________________________________________________
===================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $79,735 and $8 for Series I and Series II shares, respectively.
(e)  Commencement date of April 30, 2004.
(f)  Annualized.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. DYNAMICS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Dynamics Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. DYNAMICS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $589.00        $4.99       $1,018.85       $6.34        1.25%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        588.80         5.79        1,017.85        7.35        1.45
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. DYNAMICS FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. DYNAMICS FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. DYNAMICS FUND

[INVESCO AIM LOGO]             AIM V.I. FINANCIAL SERVICES FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                        [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC
Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products")
that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,
2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN
MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. FINANCIAL SERVICES FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                                                                          Additionally, we strive to understand a
PERFORMANCE SUMMARY                                                                       company's ability and willingness to grow
                                                                                          capital returned to shareholders in the
For the year ended December 31, 2008, Series I shares of AIM V.I. Financial Services      future. Finally, we focus on quality,
Fund, excluding variable product issuer charges, underperformed the S&P 500 Index, the    including competitive position, management
S&P 500 Financials Index and the Lipper VUF Financial Services Funds Category Average.    and financial strength.
(triangle)
                                                                                             The result is normally a 35- to
   Given the mandate of the Fund -- to invest in the financials sector -- the Fund's      50-stock portfolio of investments that we
performance relative to its broad market index was heavily influenced by the              believe are attractive from a valuation
performance of the financials sector, which underperformed the broad market.(triangle)    and/or capital discipline perspective. In
Specific stocks such as CITIGROUP and FANNIE MAE contributed to the Fund's                constructing a portfolio, we attempt to
underperformance versus its style-specific and peer group indexes.                        mitigate risk in multiple ways, including
                                                                                          by diversifying holdings across industries
   Your Fund's long-term performance appears later in this report.                        and businesses that react in different
                                                                                          ways to changes in interest rates and
FUND VS. INDEXES                                                                          economic cycles.

Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.              We believe a portfolio of undervalued
If variable product issuer charges were included, returns would be lower.                 and capital-disciplined quality financial
                                                                                          companies that profitably grow cash flows
Series I Shares                                                                 -59.44%   over time provides the best opportunity
Series II Shares                                                                -59.56    for superior long-term investment results.
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99
S&P 500 Financials Index(triangle) (Style-Specific Index)                       -55.32    MARKET CONDITIONS AND YOUR FUND
Lipper VUF Financial Services Funds Category Average(triangle) (Peer Group)     -48.49
                                                                                          Financial stocks broadly declined by more
(triangle) Lipper Inc.                                                                    than 50%,(1) making 2008 one of the worst
=======================================================================================   years on record.(2) Losses on mortgage
                                                                                          loans, originally resulting from years of
HOW WE INVEST                                o  Reasonably valued financial companies     loose lending standards, worsened as home
                                                that demonstrate superior capital         prices continued to decline. Houses are
We seek to create wealth for our                discipline by returning excess capital    the largest asset of most consumers and
shareholders by maintaining a long-term         to shareholders in the form of            mortgage loans are the largest asset held
investment horizon and investing in two         dividends and share repurchases.          by banks. Thus, the decline in their value
primary opportunities we believe have                                                     created a huge problem for the financial
historically resulted in superior               We maintain a proprietary database of     system and the economy. In addition, the
investment returns within the financials     intrinsic value estimates and screen         increased complexity in the capital
sector:                                      financial companies for those we deem to     markets made it difficult for investors to
                                             be of acceptable quality. Purchase           ascertain which financial institutions
o  Financial companies trading at a          candidates are subject to exhaustive         were most exposed to losses. As a result,
   significant discount to our estimate of   fundamental analysis. We focus on the        trust in the system collapsed, eroding
   intrinsic value because of excessive      drivers of estimated intrinsic value such    confidence in a number of large,
   short-term investor pessimism.            as normalized earnings power, marginal       high-profile financial companies.
   Estimated intrinsic value is a measure    returns on economic equity (which adjusts
   based primarily on the estimated future   for distortions present in accounting           In response, the government, led by the
   cash flows generated by the businesses.   numbers) and sustainable growth.             U.S. Treasury Department, placed Fannie
                                                                                          Mae and FREDDIE MAC into U.S. government
==========================================   ==========================================   conservatorship and provided assistance
                                                                                          with the sale or restructuring of several
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      other financial companies, all at
By industry                                                                               substantial losses to equity investors of
                                              1. JPMorgan Chase & Co.              7.1%   those companies. Also, Lehman Brothers
Consumer Finance                     15.6%    2. Capital One Financial Corp.       6.6    (not a Fund holding) went bankrupt and did
Regional Banks                       14.1     3. Zions Bancorp.                    4.5    not receive a financial lifeline from the
Investment Banking & Brokerage       12.4     4. Moody's Corp.                     4.5    government. In our view, these government
Other Diversified Financial                   5. Citigroup Inc.                    4.4    actions had the unintended consequence of
   Services                          12.1     6. Automatic Data Processing, Inc.   4.1    scaring private capital away from
Asset Management & Custody Banks      9.1     7. Merrill Lynch & Co., Inc.         3.9    financial companies at the precise time
Specialized Finance                   7.3     8. Fifth Third Bancorp               3.9    that attracting capital was crucial to the
Data Processing & Outsourced                  9. Marsh & McLennan Cos., Inc.       3.9    stability of the overall system.
   Services                           5.2    10. State Street Corp.                3.8
Insurance Brokers                     4.6    ==========================================      The U.S. Federal Reserve (the Fed) and
Managed Health Care                   4.4                                                 the Treasury mounted a coordinated
Life & Health Insurance               4.2    ==========================================   response to stabilize the financial system
Diversified Capital Markets           3.0    Total Net Assets             $43.3 million   by cutting interest rate targets to
Specialized Consumer Services         2.5                                                 all-time
Property & Casualty Insurance         2.2    Total Number of Holdings*               37
Diversified Banks                     0.3
Real Estate Services                  0.2
Money Market Funds Plus
   Other Assets Less Liabilities      2.8

==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. FINANCIAL SERVICES FUND

low levels(3), recapitalizing banks          concerns. We believe the company is                            MICHAEL J. SIMON
(through the Troubled Asset Relief           undervalued given its equity base and                          Chartered Financial
Program) and guaranteeing various            global reinsurance business. The Fund              [SIMON      Analyst, senior
financial instruments in an attempt to       continued to own shares of both companies          PHOTO]      portfolio manager, is
restore liquidity. Despite this, the         at year end.                                                   lead manager of AIM V.I.
economy plunged into recession. The wealth                                                                  Financial Services Fund.
destruction from falling home prices            On a favorable note, investments in H&R   He began his investment career in 1989 and
caused consumers to reduce spending.         BLOCK and HUDSON CITY BANCORP were among     joined Invesco Aim in 2001. Mr. Simon
Falling revenues and a lack of credit        the largest positive contributors to         earned his B.B.A. in finance from Texas
availability forced businesses to            performance. Both companies had limited      Christian University and his M.B.A. from
retrench. Economic weakness caused           exposure to credit risk or capital markets   the University of Chicago.
unemployment to rise and loan losses to      activity. Prior to the end of the year, we
spread beyond home mortgages into credit     sold our Hudson City Bancorp holdings to                       MEGGAN M. WALSH
cards and business lending. As the year      take advantage of more attractive                              Chartered Financial
ended, the liquidity crisis exhibited        valuation opportunities.                           [WALSH      Analyst, senior
signs of stabilizing but the economy                                                            PHOTO]      portfolio manager, is
continued to weaken.                            As expected, the exposure of the credit                     manager of AIM V.I.
                                             cycle has driven greater dispersion of                         Financial Services Fund.
   In this incredibly difficult investment   valuation within the sector. We believe      She began her investment career in 1987
backdrop for financial stocks, we were       financial stocks will remain volatile as     and joined Invesco Aim in 1991. Ms. Walsh
very disappointed with the Fund's            the economy goes through a recession and     earned a B.S. in finance from the
performance.                                 credit losses peak, the timing of which is   University of Maryland and her M.B.A. from
                                             impossible to pinpoint. Financial stocks     Loyola College.
   Significant detractors from performance   fell significantly in 2008, credit
included CITIGROUP, XL CAPITAL, MERRILL      concerns are widespread, stressed            Assisted by the Financial Services Team
LYNCH and Fannie Mae. We understood the      companies are raising capital and risks
negative impact of credit losses on Fannie   are spreading beyond the financials
Mae and believed the company had adequate    sector. Historically, all of these have
financial resources to absorb substantial    been hallmarks of a forming bottom.
losses. Ironically, the credit losses at
Fannie Mae remained within the range of         Fund turnover increased during 2008 as
our expectations; however, the public        we took advantage of opportunities created
policy decision to place the company into    by the current bear market in financial
U.S. government conservatorship surprised    stocks. Investors in the Fund should
us. We sold our positions in Fannie Mae      expect additional turnover as we continue
and Freddie Mac at substantial losses.       to capitalize on this opportunity, which
                                             is among the broadest we have seen in our
   Merrill Lynch also experienced losses     careers.
and detracted from Fund performance. We
increased the Fund's stake in Merrill           Regardless of the macroeconomic
Lynch during the year, participating in a    environment, we remain focused on
capital raise that coincided with the sale   identifying financial companies that we
of most of the firm's problem assets. We     believe are undervalued and that exhibit
believed Merrill Lynch had the capital       capital discipline.
strength to allow its durable franchise to
weather the financial maelstrom. In the         Thank you for your investment in AIM
end, the company sold itself to BANK OF      V.I. Financial Services Fund and for
AMERICA, a stock the Fund continued to       sharing our long-term investment horizon.
hold at year end.
                                             (1) Lipper Inc.
   The largest single detractor from Fund    (2) Wall Street Journal
performance during the year was CITIGROUP.   (3) U.S. Federal Reserve
Citigroup struggled with credit-related
losses during the year and lacked an         The views and opinions expressed in
excess capital cushion to absorb the         management's discussion of Fund
sizable losses. In an effort to restore      performance are those of Invesco Aim
market confidence, the company received      Advisors, Inc. These views and opinions
capital infusions under government           are subject to change at any time based on
programs twice during the year, both times   factors such as market and economic
at reasonable terms. While investor          conditions. These views and opinions may
concerns about credit exposure and capital   not be relied upon as investment advice or
adequacy remain, we believe the new CEO      recommendations, or as an offer for a
and CFO have taken aggressive steps to       particular security. The information is
strengthen the company. We also believe      not a complete analysis of every aspect of
the value of Citigroup's global banking      any market, country, industry, security or
operations is significantly                  the Fund. Statements of fact are from
under-appreciated by investors. XL Capital   sources considered reliable, but Invesco
also suffered from credit-related            Aim Advisors, Inc. makes no representation
                                             or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.

AIM V.I. FINANCIAL SERVICES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT     THROUGH INSURANCE COMPANIES ISSUING
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             COMPARABLE FUTURE RESULTS; CURRENT           SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (9/20/99)                 -5.67%   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      NOT INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                           -15.82    FINANCIAL ADVISOR FOR THE MOST RECENT        PRODUCT VALUES. THEY DO NOT REFLECT SALES
 1 Year                            -59.44    MONTH-END VARIABLE PRODUCT PERFORMANCE.      CHARGES, EXPENSES AND FEES ASSESSED IN
                                             PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                             REINVESTED DISTRIBUTIONS AND CHANGES IN      CHARGES, EXPENSES AND FEES, WHICH ARE
Inception                           -5.90%   NET ASSET VALUE. INVESTMENT RETURN AND       DETERMINED BY THE VARIABLE PRODUCT
 5 Years                           -16.02    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   ISSUERS, WILL VARY AND WILL LOWER THE
 1 Year                            -59.56    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        TOTAL RETURN.
==========================================   SHARES.
                                                                                             THE MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARES' INCEPTION DATE IS APRIL       THE TOTAL ANNUAL FUND OPERATING EXPENSE   DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
30, 2004. RETURNS SINCE THAT DATE ARE        RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THE
HISTORICAL. ALL OTHER RETURNS ARE THE        PROSPECTUS AS OF THE DATE OF THIS REPORT     INVESCO AIM AUTOMATED INFORMATION LINE,
BLENDED RETURNS OF THE HISTORICAL            FOR SERIES I AND SERIES II SHARES WAS        866 702 4402. AS MENTIONED ABOVE, FOR THE
PERFORMANCE OF SERIES II SHARES SINCE        1.11% AND 1.36%, RESPECTIVELY. THE EXPENSE   MOST RECENT MONTH-END PERFORMANCE
THEIR INCEPTION AND THE RESTATED             RATIOS PRESENTED ABOVE MAY VARY FROM THE     INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
HISTORICAL PERFORMANCE OF SERIES I SHARES    EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   CONTACT YOUR VARIABLE PRODUCT ISSUER OR
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    OF THIS REPORT THAT ARE BASED ON EXPENSES    FINANCIAL ADVISOR.
II SHARES) ADJUSTED TO REFLECT THE RULE      INCURRED DURING THE PERIOD COVERED BY THIS
12B-1 FEES APPLICABLE TO SERIES II SHARES.   REPORT.
THE INCEPTION DATE OF SERIES I SHARES IS
SEPTEMBER 20, 1999.                             AIM V.I. FINANCIAL SERVICES FUND, A
                                             SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
   THE PERFORMANCE OF THE FUND'S SERIES I    FUNDS, IS CURRENTLY OFFERED
AND SERIES II SHARE CLASSES WILL DIFFER
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Fund data from 9/20/99, index data from 9/30/99

          AIM V.I. Financial                S&P 500           Lipper VUF
            Services Fund-      S&P 500   Financials   Financial Services Funds
 Date       Series I Shares    Index(1)    Index(1)       Category Average(1)
9/20/99         $10000
   9/99           9950          $10000      $10000              $10000
  10/99          11150           10633       11669               11317
  11/99          11009           10849       11097               10869
  12/99          11100           11487       10877               10860
   1/00          10640           10910       10533               10451
   2/00           9560           10703        9392                9584
   3/00          10990           11750       11135               11220
   4/00          10781           11396       10785               10924
   5/00          11391           11163       11508               11376
   6/00          11081           11438       10810               11227
   7/00          12062           11259       11927               12157
   8/00          13012           11958       13073               13374
   9/00          13532           11327       13383               13696
  10/00          13523           11279       13325               13576
  11/00          12583           10390       12539               12611
  12/00          13855           10441       13672               13885
   1/01          13505           10811       13635               13641
   2/01          12815            9826       12739               12832
   3/01          12414            9204       12355               12401
   4/01          12764            9919       12815               12907
   5/01          13365            9985       13332               13417
   6/01          13275            9742       13327               13268
   7/01          13015            9646       13111               13085
   8/01          12275            9043       12312               12386
   9/01          11603            8313       11585               11577
  10/01          11333            8472       11370               11298
  11/01          12235            9121       12182               12133
  12/01          12487            9201       12449               12463
   1/02          12356            9067       12254               12299
   2/02          12205            8892       12076               12194
   3/02          12950            9227       12879               12916
   4/02          12538            8667       12535               12767
   5/02          12558            8604       12514               12789
   6/02          12015            7991       11920               12118
   7/02          11100            7368       10975               11174
   8/02          11271            7417       11199               11406
   9/02          10145            6611        9890               10123
  10/02          10869            7193       10784               10829
  11/02          11151            7616       11228               11321
  12/02          10628            7168       10626               10841
   1/03          10455            6981       10449               10680
   2/03          10121            6876       10122               10406
   3/03          10121            6943       10083               10266
   4/03          11163            7514       11318               11385
   5/03          11771            7910       11916               12102
   6/03          11811            8011       11946               12216
   7/03          12398            8152       12494               12668
   8/03          12266            8311       12368               12702
   9/03          12316            8223       12451               12816
  10/03          13166            8688       13308               13699
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

  11/03          13106            8764       13271               13886
  12/03          13769            9223       13923               14498
   1/04          14267            9393       14367               14988
   2/04          14644            9523       14748               15409
   3/04          14440            9380       14602               15241
   4/04          13729            9233       13928               14523
   5/04          13892            9359       14184               14844
   6/04          13984            9541       14255               14896
   7/04          13586            9225       13963               14542
   8/04          13972            9262       14432               14934
   9/04          13932            9362       14309               15009
  10/04          13882            9506       14381               15207
  11/04          14329            9890       14807               15828
  12/04          14963           10226       15440               16466
   1/05          14543            9977       15106               16046
   2/05          14523           10187       15026               16079
   3/05          13990           10007       14455               15571
   4/05          13907            9817       14471               15391
   5/05          14327           10129       14867               15703
   6/05          14532           10144       15080               15995
   7/05          14798           10521       15318               16373
   8/05          14460           10425       15050               16173
   9/05          14501           10509       15190               16301
  10/05          15106           10334       15669               16596
  11/05          15802           10724       16404               17407
  12/05          15846           10728       16439               17534
   1/06          16189           11012       16587               17878
   2/06          16386           11042       16923               18173
   3/06          16355           11180       16973               18396
   4/06          16957           11330       17708               18945
   5/06          16221           11004       17056               18251
   6/06          16025           11018       16951               18160
   7/06          16335           11086       17371               18354
   8/06          16605           11350       17573               18709
   9/06          17176           11642       18305               19414
  10/06          17643           12021       18750               19857
  11/06          17695           12249       18866               20093
  12/06          18454           12421       19595               20742
   1/07          18527           12609       19768               20982
   2/07          18029           12363       19179               20439
   3/07          17912           12501       19038               20339
   4/07          18781           13055       19825               21073
   5/07          19246           13510       20281               21636
   6/07          18505           13285       19440               20937
   7/07          16969           12874       17925               19534
   8/07          17054           13067       18201               19649
   9/07          17308           13555       18612               20274
  10/07          16874           13770       18276               20307
  11/07          15146           13195       16861               18800
  12/07          14354           13103       15945               17928
   1/08          14506           12317       15890               17610
   2/08          12749           11918       14103               16036
   3/08          12375           11866       13719               15659
   4/08          13288           12444       14615               16636
   5/08          12445           12605       13726               16026
   6/08           9811           11543       11205               13564
   7/08          10314           11446       12005               14183
   8/08          10502           11612       11876               14122
   9/08           9437           10578       11295               13256
  10/08           7224            8802        8755               10423
  11/08           5994            8170        7145                8851
  12/08           5820            8256        7125                8886
====================================================================================================================================

AIM V.I. FINANCIAL SERVICES FUND

AIM V.I. FINANCIAL SERVICES FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     subject to greater investment and credit        A direct investment cannot be made in
                                             risk than if it invested more broadly.       an index. Unless otherwise indicated,
Since a large percentage of the Fund's                                                    index results include reinvested
assets may be invested in securities of a       The Fund's investments are concentrated   dividends, and they do not reflect sales
limited number of companies, each            in a comparatively narrow segment of the     charges. Performance of an index of funds
investment has a greater effect on the       economy. Consequently, the Fund may tend     reflects fund expenses; performance of a
Fund's overall performance, and any          to be more volatile than other mutual        market index does not.
change in the value of those securities      funds, and the value of the Fund's
could significantly affect the value of      investments may tend to rise and fall more   OTHER INFORMATION
your investment in the Fund.                 rapidly.
                                                                                             The Chartered Financial
   Prices of equity securities change in     ABOUT INDEXES USED IN THIS REPORT The S&P    Analyst--REGISTERED TRADEMARK--
response to many factors, including the      500--REGISTERED TRADEMARK-- INDEX is a       (CFA--REGISTERED TRADEMARK--) designation
historical and prospective earnings of the   market capitalization-weighted index         is a globally recognized standard for
issuer, the value of its assets, general     covering all major areas of the U.S.         measuring the competence and integrity of
economic conditions, interest rates,         economy. It is not the 500 largest           investment professionals.
investor perceptions and market liquidity.   companies, but rather the most widely held
                                             500 companies chosen with respect to            The returns shown in management's
   The financial services sector is          market size, liquidity, and their            discussion of Fund performance are based
subject to extensive government              industry.                                    on net asset values calculated for
regulation, which may change frequently.                                                  shareholder transactions. Generally
The profitability of businesses in this         The S&P 500 FINANCIALS INDEX is a         accepted accounting principles require
sector depends heavily on the availability   market capitalization-weighted index of      adjustments to be made to the net assets
and cost of money and may fluctuate          companies involved in activities such as     of the Fund at period end for financial
significantly in response to changes to      banking, consumer finance, investment        reporting purposes, and as such, the net
interest rates and general economic          banking and brokerage, asset management,     asset values for shareholder transactions
conditions.                                  insurance and investment, and real estate,   and the returns based on those net asset
                                             including REITs.                             values may differ from the net asset
   Foreign securities have additional                                                     values and returns reported in the
risks, including exchange rate changes,         The LIPPER VUF FINANCIAL SERVICES FUNDS   Financial Highlights. Additionally, the
political and economic upheaval, relative    CATEGORY AVERAGE represents an average of    returns and net asset values shown
lack of information, relatively low market   all of the variable insurance underlying     throughout this report are at the Fund
liquidity, and the potential lack of         funds in the Lipper Financial Services       level only and do not include variable
strict financial and accounting controls     Funds category. These funds invest at        product issuer charges. If such charges
and standards.                               least 65% of their portfolios in equity      were included, the total returns would be
                                             securities of companies engaged in           lower.
   There is no guarantee that the            providing financial services.
investment techniques and risk analysis                                                      Industry classifications used in this
used by the Fund's portfolio managers will      The Fund is not managed to track the      report are generally according to the
produce the desired results.                 performance of any particular index,         Global Industry Classification Standard,
                                             including the indexes defined here, and      which was developed by and is the
   The prices of securities held by the      consequently, the performance of the Fund    exclusive property and a service mark of
Fund may decline in response to market       may deviate significantly from the           MSCI Inc. and Standard & Poor's.
risks.                                       performance of the indexes.

   Nondiversification increases the risk
that the value of the Fund's shares may
vary more widely, and the Fund may be

SCHEDULE OF INVESTMENTS(a)

December 31, 2008




                                                      SHARES       VALUE
---------------------------------------------------------------------------

COMMON STOCKS-97.21%

ASSET MANAGEMENT & CUSTODY BANKS-9.11%

Blackstone Group L.P. (The)                           39,265    $   256,400
---------------------------------------------------------------------------
Federated Investors, Inc.-Class B                     56,584        959,665
---------------------------------------------------------------------------
Legg Mason, Inc.                                      48,983      1,073,217
---------------------------------------------------------------------------
State Street Corp.                                    42,066      1,654,456
===========================================================================
                                                                  3,943,738
===========================================================================


CONSUMER FINANCE-15.59%

American Express Co.                                  87,791      1,628,523
---------------------------------------------------------------------------
AmeriCredit Corp.(b)                                 102,370        782,107
---------------------------------------------------------------------------
Capital One Financial Corp.                           89,213      2,845,002
---------------------------------------------------------------------------
SLM Corp.(b)                                         167,802      1,493,438
===========================================================================
                                                                  6,749,070
===========================================================================


DATA PROCESSING & OUTSOURCED SERVICES-5.17%

Automatic Data Processing, Inc.                       44,806      1,762,668
---------------------------------------------------------------------------
VeriFone Holdings, Inc.(b)                            53,455        261,930
---------------------------------------------------------------------------
Western Union Co.                                     14,933        214,139
===========================================================================
                                                                  2,238,737
===========================================================================


DIVERSIFIED BANKS-0.27%

U.S. Bancorp                                           4,627        115,721
===========================================================================


DIVERSIFIED CAPITAL MARKETS-3.05%

UBS AG-(Switzerland)(b)                               92,311      1,320,047
===========================================================================


INSURANCE BROKERS-4.60%

Marsh & McLennan Cos., Inc.                           69,255      1,680,819
---------------------------------------------------------------------------
National Financial Partners Corp.(b)                 102,595        311,889
===========================================================================
                                                                  1,992,708
===========================================================================


INVESTMENT BANKING & BROKERAGE-12.40%

FBR Capital Markets Corp.(b)                         258,478      1,256,203
---------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                        9,547        805,671
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                            144,702      1,684,331
---------------------------------------------------------------------------
Morgan Stanley                                       101,138      1,622,254
===========================================================================
                                                                  5,368,459
===========================================================================


LIFE & HEALTH INSURANCE-4.21%

Prudential Financial, Inc.                             7,493        226,738
---------------------------------------------------------------------------
StanCorp Financial Group, Inc.                        38,214      1,596,199
===========================================================================
                                                                  1,822,937
===========================================================================


MANAGED HEALTH CARE-4.37%

Coventry Health Care, Inc.(b)                         28,099        418,113
---------------------------------------------------------------------------
UnitedHealth Group Inc.                               55,330      1,471,778
===========================================================================
                                                                  1,889,891
===========================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-12.12%

Bank of America Corp.                                 20,507        288,739
---------------------------------------------------------------------------
Citigroup Inc.                                       281,986      1,892,126
---------------------------------------------------------------------------
JPMorgan Chase & Co.                                  97,238      3,065,914
===========================================================================
                                                                  5,246,779
===========================================================================


PROPERTY & CASUALTY INSURANCE-2.24%

Allstate Corp. (The)                                   7,538        246,945
---------------------------------------------------------------------------
XL Capital Ltd.-Class A                              194,795        720,741
===========================================================================
                                                                    967,686
===========================================================================


REAL ESTATE SERVICES-0.20%

Jones Lang LaSalle Inc.                                3,158         87,477
===========================================================================


REGIONAL BANKS-14.15%

Fifth Third Bancorp                                  203,708      1,682,628
---------------------------------------------------------------------------
First Horizon National Corp.                           8,265         87,361
---------------------------------------------------------------------------
Popular, Inc. (Puerto Rico)                          156,864        809,418
---------------------------------------------------------------------------
SunTrust Banks, Inc.                                  53,964      1,594,097
---------------------------------------------------------------------------
Zions Bancorp.                                        79,541      1,949,550
===========================================================================
                                                                  6,123,054
===========================================================================


SPECIALIZED CONSUMER SERVICES-2.48%

H&R Block, Inc.                                       47,334      1,075,429
===========================================================================


SPECIALIZED FINANCE-7.25%

CIT Group, Inc.                                      264,896      1,202,628
---------------------------------------------------------------------------
Moody's Corp.                                         96,421      1,937,098
===========================================================================
                                                                  3,139,726
===========================================================================
     Total Common Stocks (Cost $81,126,701)                      42,081,459
===========================================================================



MONEY MARKET FUNDS-2.72%

Liquid Assets Portfolio-Institutional Class(c)       588,892        588,892
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             588,892        588,892
===========================================================================
     Total Money Market Funds (Cost $1,177,784)                   1,177,784
===========================================================================
TOTAL INVESTMENTS-99.93% (Cost $82,304,485)                      43,259,243
===========================================================================
OTHER ASSETS LESS LIABILITIES-0.07%                                  30,510
===========================================================================
NET ASSETS-100.00%                                              $43,289,753
___________________________________________________________________________
===========================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $81,126,701)                            $ 42,081,459
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   1,177,784
======================================================
     Total investments (Cost
       $82,304,485)                         43,259,243
======================================================
Receivables for:
  Fund shares sold                             263,551
------------------------------------------------------
  Dividends                                     60,733
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             13,232
======================================================
     Total assets                           43,596,759
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                        162,172
------------------------------------------------------
  Fund shares reacquired                        52,059
------------------------------------------------------
  Accrued fees to affiliates                    32,119
------------------------------------------------------
  Accrued other operating expenses              35,954
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              24,702
======================================================
     Total liabilities                         307,006
======================================================
Net assets applicable to shares
  outstanding                             $ 43,289,753
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $106,778,471
------------------------------------------------------
Undistributed net investment income          1,835,351
------------------------------------------------------
Undistributed net realized gain (loss)     (26,278,827)
------------------------------------------------------
Unrealized appreciation (depreciation)     (39,045,242)
======================================================
                                          $ 43,289,753
______________________________________________________
======================================================



NET ASSETS:

Series I                                  $ 39,420,846
______________________________________________________
======================================================
Series II                                 $  3,868,907
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     9,567,842
______________________________________________________
======================================================
Series II                                      948,035
______________________________________________________
======================================================
Series I:
  Net asset value per share               $       4.12
______________________________________________________
======================================================
Series II:
  Net asset value per share               $       4.08
______________________________________________________
======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $6,769)                        $  2,554,074
------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $70,425)                           169,258
======================================================
     Total investment income                 2,723,332
======================================================


EXPENSES:

Advisory fees                                  520,305
------------------------------------------------------
Administrative services fees                   223,375
------------------------------------------------------
Custodian fees                                   8,555
------------------------------------------------------
Distribution fees -- Series II                  10,855
------------------------------------------------------
Transfer agent fees                             17,360
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      17,838
------------------------------------------------------
Other                                           67,129
======================================================
     Total expenses                            865,417
======================================================
Less: Fees waived and expense offset
  arrangement(s)                                (7,281)
======================================================
  Net expenses                                 858,136
======================================================
Net investment income                        1,865,196
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from
  investment securities (includes net
  gains (losses) from securities sold
  to affiliates of $(156,171))             (25,097,989)
------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment
  securities                               (35,661,911)
------------------------------------------------------
Net realized and unrealized gain (loss)    (60,759,900)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(58,894,704)
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. FINANCIAL SERVICES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  1,865,196    $  1,980,686
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (25,097,989)      5,642,587
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (35,661,911)    (34,537,586)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (58,894,704)    (26,914,313)
========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                    (1,840,747)     (1,843,313)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (162,993)        (73,636)
========================================================================================================
     Total distributions from net investment income                           (2,003,740)     (1,916,949)
========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                    (5,303,718)     (6,958,807)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (492,299)       (281,396)
========================================================================================================
     Total distributions from net realized gains                              (5,796,017)     (7,240,203)
========================================================================================================
Share transactions-net:
  Series I                                                                    16,386,023     (26,100,103)
--------------------------------------------------------------------------------------------------------
  Series II                                                                    4,765,984       3,247,596
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           21,152,007     (22,852,507)
========================================================================================================
     Net increase (decrease) in net assets                                   (45,542,454)    (58,923,972)
________________________________________________________________________________________________________
========================================================================================================


NET ASSETS:

  Beginning of year                                                           88,832,207     147,756,179
========================================================================================================
  End of year (includes undistributed net investment income of $1,835,351
     and $1,983,468, respectively)                                          $ 43,289,753    $ 88,832,207
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Financial Services Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is capital growth.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. FINANCIAL SERVICES FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


AIM V.I. FINANCIAL SERVICES FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $4,543 and reimbursed class level expenses of $1,308 of Series II shares.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $173,375 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


AIM V.I. FINANCIAL SERVICES FUND

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $43,259,243
--------------------------------------
Level 2                            --
--------------------------------------
Level 3                            --
======================================
                          $43,259,243
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $385,668 and securities sales of $76,250, which resulted in net realized gains (losses) of $(156,171).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,430.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,296 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


AIM V.I. FINANCIAL SERVICES FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               $2,252,871     $2,161,740
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                         5,546,886      6,995,412
=======================================================================================================
Total distributions                                                           $7,799,757     $9,157,152
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  1,867,027
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (40,097,165)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (26,792)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (22,454,636)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (2,777,152)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        106,778,471
================================================================================================
Total net assets                                                                    $ 43,289,753
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $22,454,636
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $48,566,330 and $31,389,905, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $    707,935
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (40,805,100)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(40,097,165)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $83,356,408.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of partnership investments and proxy costs, on December 31, 2008, undistributed net investment income was decreased by $9,573, undistributed net realized gain (loss) was increased by $12,595 and shares of beneficial interest decreased by $3,022. This reclassification had no effect on the net assets of the Fund.


AIM V.I. FINANCIAL SERVICES FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    4,741,184     $ 41,508,337      1,170,982     $ 19,006,293
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     635,748        5,276,073        251,992        4,101,308
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                    1,609,114        7,144,465        666,827        8,802,120
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     148,930          655,292         27,101          355,032
========================================================================================================================
Reacquired:
  Series I                                                   (3,725,544)     (32,266,779)    (3,284,263)     (53,908,516)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (139,755)      (1,165,381)       (72,050)      (1,208,744)
========================================================================================================================
Net increase (decrease) in share activity                     3,269,677     $ 21,152,007     (1,239,411)    $(22,852,507)
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    INCOME     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $12.26      $0.24(c)     $(7.46)      $(7.22)     $(0.24)       $(0.68)        $(0.92)
Year ended 12/31/07                17.41       0.27(c)      (4.04)       (3.77)      (0.29)        (1.09)         (1.38)
Year ended 12/31/06                15.26       0.23(c)       2.28         2.51       (0.26)        (0.10)         (0.36)
Year ended 12/31/05                14.61       0.19(c)       0.66         0.85       (0.20)           --          (0.20)
Year ended 12/31/04                13.54       0.15          1.02         1.17       (0.10)           --          (0.10)
--------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                12.17       0.21(c)      (7.39)       (7.18)      (0.23)        (0.68)         (0.91)
Year ended 12/31/07                17.33       0.22(c)      (4.00)       (3.78)      (0.29)        (1.09)         (1.38)
Year ended 12/31/06                15.23       0.20(c)       2.26         2.46       (0.26)        (0.10)         (0.36)
Year ended 12/31/05                14.59       0.15(c)       0.67         0.82       (0.18)           --          (0.18)
Year ended 12/31/04(f)             13.50       0.12          1.07         1.19       (0.10)           --          (0.10)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                                   RATIO OF NET
                                                                        RATIO OF    INVESTMENT
                                 NET ASSET               NET ASSETS,    EXPENSES     INCOME TO
                                VALUE, END    TOTAL     END OF PERIOD  TO AVERAGE   AVERAGE NET   PORTFOLIO
                                 OF PERIOD  RETURN(a)  (000S OMITTED)  NET ASSETS     ASSETS     TURNOVER(b)
------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $ 4.12      (59.44)%    $ 39,421        1.22%(d)(e)  2.71%(d)       47%
Year ended 12/31/07                12.26      (22.22)       85,144        1.11         1.61            9
Year ended 12/31/06                17.41       16.52       146,092        1.12         1.44           14
Year ended 12/31/05                15.26        5.84       141,241        1.12         1.30           22
Year ended 12/31/04                14.61        8.68       203,879        1.12         0.89           67
------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                 4.08      (59.56)        3,869        1.44(d)(e)   2.49(d)        47
Year ended 12/31/07                12.17      (22.39)        3,688        1.36         1.36            9
Year ended 12/31/06                17.33       16.22         1,664        1.37         1.19           14
Year ended 12/31/05                15.23        5.61            11        1.37         1.05           22
Year ended 12/31/04(f)             14.59        8.85            11        1.38(g)      0.63(g)        67
____________________________________________________________________________________________________________
============================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than on year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $65,032 and $4,342 for Series I and Series II shares, respectively.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.23% and 1.48% for Series I and Series II shares, respectively.
(f)  Commencement date of April 30, 2004.
(g)  Annualized.


AIM V.I. FINANCIAL SERVICES FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


AIM V.I. FINANCIAL SERVICES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Financial Services Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. FINANCIAL SERVICES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $593.40        $4.97       $1,018.90       $6.29        1.24%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        592.30         5.76        1,017.90        7.30        1.44
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. FINANCIAL SERVICES FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $5,546,886
     Corporate Dividends Received Deduction*                    100%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. FINANCIAL SERVICES FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. FINANCIAL SERVICES FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. FINANCIAL SERVICES FUND

[INVESCO AIM LOGO]             AIM V.I. GLOBAL HEALTH CARE FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. GLOBAL HEALTH CARE FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       was the ongoing subprime loan crisis and
                                                                                          its far reaching effects on overall credit
While the health care sector was not immune from the widespread stock market losses of    availability. Although inflation weighed
the last year, the sector was one of the better performers.(triangle) Consequently, the   heavily on the minds of consumers and
Fund fared better than the broader market, as measured by the MSCI World Index, for the   investors in the first half of 2008,
year ended December 31, 2008.(triangle) However, the Fund underperformed its              falling home values and commodity prices
style-specific index, the MSCI World Health Care Index, primarily due to security         alleviated short-term inflationary
selection and an underweight position in pharmaceuticals.(triangle) Additionally, an      pressures beginning mid-year. However,
overweight position in life science tools and services and the cumulative effect of our   this concern was eclipsed, as unemployment
foreign currency hedges detracted from relative performance during the year.              and global economic instability took
                                                                                          center stage later in the year.
   Your Fund's long-term performance appears later in this report.
                                                                                             The U.S. Federal Reserve Board (the
FUND VS. INDEXES                                                                          Fed) continued the monetary easing policy
                                                                                          it began in 2007. Since December 2007, the
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           federal funds target rate has been lowered
If variable product issuer charges were included, returns would be lower.                 from 4.25% to a range of zero to 0.25% in
                                                                                          an effort to inject liquidity into
Series I Shares                                                                 -28.62%   weakening credit markets.(2) Real gross
Series II Shares                                                                -28.78    domestic product (GDP) decreased to an
MSCI World Index(triangle) (Broad Market Index)                                 -40.71    annual rate of -0.5% in the third quarter
MSCI World Health Care Index(triangle) (Style-Specific Index)                   -21.50    of 2008.(3) The decrease in production was
Lipper VUF Health/Biotechnology Funds Category Average(triangle) (Peer Group)   -25.05    primarily the result of a decrease in
                                                                                          personal consumption and residential
(triangle) Lipper Inc.                                                                    investment. Inflation, as measured by a
=======================================================================================   seasonally-adjusted Consumer Price Index,
                                                                                          virtually ground to a halt following sharp
HOW WE INVEST                                o  Limiting the size of investment in any    declines in energy prices in the second
                                                single position according to its risk     half of the year.(4) However, unemployment
We seek health care stocks of all market        profile.                                  trended higher during the year and
capitalizations from around the world that                                                ultimately reached a seasonally adjusted
we believe are attractively priced and       o  Investing in international companies,     rate of 7.2% by the end of December.(4)
have the potential to benefit from              which have lower correlations to the
long-term earnings and cash flow growth.        U.S. stock market.                           Against this backdrop, consumer
                                                                                          staples, health care and utilities were
   We invest primarily in four segments of      We reassess our holdings when:            among the best performing sectors of the
the health care sector: pharmaceuticals,                                                  MSCI World Index. Conversely, financial
biotechnology, medical technology and        o  We identify a more attractive             services, materials and information
health services. Suitable investments in        investment opportunity.                   technology were the worst performing
this universe exhibit strong fundamentals                                                 sectors.
and earnings, coupled with healthy growth    o  We foresee a deterioration of a
prospects. We assess the long-term              company's fundamentals.                      Security selection in pharmaceuticals,
commercial potential of each company's                                                    as well as an underweight position in
current and prospective products,            o  A company fails to execute according to   pharmaceuticals and an overweight position
particularly those that fill unaddressed        plan.                                     in life sciences tools and services, drove
market needs.                                                                             the Fund's underperformance relative to
                                             o  A decline in management team quality      the MSCI World Health Care
   We manage risk by:                           occurs.

o  Maintaining exposure to all health care   o  A stock's price target has been met.
   subsectors.
                                             MARKET CONDITIONS AND YOUR FUND
o  Diversifying the portfolio across 70 to
   110 holdings.                             Several factors contributed to the
                                             negative performance of most major market
                                             indexes for the fiscal year ended December
                                             31, 2008.(1) The chief catalyst

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By country

United States                        77.2%   1. Pharmaceuticals                   27.4%    1. Gilead Sciences, Inc.             4.2%
Switzerland                           5.3    2. Biotechnology                     24.5     2. Wyeth                             4.1
Germany                               3.5    3. Health Care Equipment             14.6     3. Genentech, Inc.                   4.0
Countries Each                               4. Life Sciences Tools & Services     6.7     4. Johnson & Johnson                 3.9
Less Than 2.0% of Portfolio           7.8    5. Health Care Services               6.2     5. Amgen Inc.                        3.5
Money Market Funds                           ==========================================    6. Celgene Corp.                     3.3
Plus Other Assets Less Liabilities    6.2                                                  7. Roche Holding AG                  3.2
                                             ==========================================    8. Genzyme Corp.                     2.9
                                             Total Net Assets           $148.4 million     9. Bristol-Myers Squibb Co.          2.7
                                             Total Number of Holdings*              83    10. Medtronic, Inc.                   2.5
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. GLOBAL HEALTH CARE FUND

Index. Conversely, security selection in     offerings and services should continue to               DEREK TANER
health care services and health care         deliver above average earnings growth,                  Chartered Financial  Analyst,
technology, an overweight position in        despite the potential for more economic       [TANER    portfolio manager, is lead
health care services and biotechnology,      uncertainty.                                  PHOTO]    manager of AIM V.I. Global
and a lack of diversified chemical                                                                   Health Care Fund. Mr. Taner
holdings benefited the Fund's performance.      Health care was among the best                       began his investment career in
The Fund also benefited from holding         performing sectors in the market for the     1993 as a fixed income analyst, assistant
higher levels of cash during the rapid       year. This was consistent with our           portfolio manager and manager of a health
market deterioration in September. It is     expectations given the fundamental demand    care fund. Mr. Taner joined Invesco Aim in
important to note that the style specific    for health care against the decelerating     2005. He earned a B.S. in accounting and
benchmark is more than 60% weighted in       earnings growth in the broader market.       an M.B.A. from the Haas School of Business
large-cap pharmaceuticals while the Fund                                                  at the University of California at
is more diversified. In general, however,       As always, we thank you for your          Berkeley.
we emphasized companies with defensive       continued investment in the AIM V.I.
growth characteristics which we believe      Global Health Care Fund.                                DEAN DILLARD
should be less susceptible to the                                                                    Chartered Financial  Analyst,
uncertain economic environment.              (1) Lipper Inc.                              [DILLARD   portfolio manager  is manager
                                             (2) U.S. Federal Reserve                      PHOTO]    of AIM V.I. Global Health Care
   As part of our policy to manage risk,     (3) Bureau of Economic Analysis                         Fund. Mr. Dillard joined
the Fund also held currency forward          (4) Bureau of Labor Statistics                          Invesco Aim in 2000. He earned
contracts to hedge our European currency                                                  B.S. in corporate finance from the
exposure. Currency forward contracts are a   The views and opinions expressed in          University of Alabama and an M.B.A. from
type of derivative used to buy or sell a     management's discussion of Fund              Vanderbilt University. He joined the team
foreign currency at a fixed rate for         performance are those of Invesco Aim         on Jan. 23, 2009, after the close of the
delivery at a specified future date. While   Advisors, Inc. These views and opinions      reporting period.
we benefited from the strengthening of the   are subject to change at any time based on
U.S. dollar relative to European             factors such as market and economic          Assisted by the Global Health Care Team
currencies later in the year, the net        conditions. These views and opinions may
result of our currency hedges was an         not be relied upon as investment advice or
overall relative detractor for the full      recommendations, or as an offer for a
year.                                        particular security. The information is
                                             not a complete analysis of every aspect of
   Managed care organizations struggled      any market, country, industry, security or
during the year as concerns regarding the    the Fund. Statements of fact are from
pricing cycle within the insurance           sources considered reliable, but Invesco
business mounted. As a result,               Aim Advisors, Inc. makes no representation
UNITED-HEALTH GROUP and HEALTH NET were      or warranty as to their completeness or
among our largest detractors from Fund       accuracy. Although historical performance
performance during the year. Additionally,   is no guarantee of future results, these
UnitedHealth Group suffered from lowered     insights may help you understand our
earnings guidance and ongoing concerns       investment management philosophy.
regarding overall service quality levels.
We maintained a position in the company      See important Fund and index disclosures
given its attractive stock valuation and     later in this report.
its free cash flow generating
capabilities.

   Large-cap biotechnology companies
performed relatively well during the
period, as the sector's defensive growth characteristics in a deteriorating economic environment drew interest from investors. GILEAD SCIENCES and AMGEN were contributors to performance, and the acquisition of IMCLONE SYSTEMS by Eli
Lilly (not a fund holding) also aided
performance. Imclone Systems was sold at the end of the year.

   During the market turbulence of this
year, we took the opportunity to trade up to what we believed were higher quality health care stocks that had been oversold.
We continued to focus on companies with
new product cycles, less reimbursement
risk and little competition. Our opinion was that diversified high quality companies with unique product

AIM V.I. GLOBAL HEALTH CARE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. GLOBAL HEALTH CARE FUND, A
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                             COMPARABLE FUTURE RESULTS; CURRENT           FUNDS, IS CURRENTLY OFFERED THROUGH
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INSURANCE COMPANIES ISSUING VARIABLE
Inception (5/21/97)                  5.09%   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
10 Years                             1.22    FINANCIAL ADVISOR FOR THE MOST RECENT        THE FUND DIRECTLY. PERFORMANCE FIGURES
 5 Years                            -0.45    MONTH-END VARIABLE PRODUCT PERFORMANCE.      GIVEN REPRESENT THE FUND AND ARE NOT
 1 Year                            -28.62    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INTENDED TO REFLECT ACTUAL VARIABLE
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       CHARGES, EXPENSES AND FEES ASSESSED IN
10 Years                             0.96%   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CONNECTION WITH A VARIABLE PRODUCT. SALES
 5 Years                            -0.72    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        CHARGES, EXPENSES AND FEES, WHICH ARE
 1 Year                            -28.78    SHARES.                                      DETERMINED BY THE VARIABLE PRODUCT
==========================================                                                ISSUERS, WILL VARY AND WILL LOWER THE
                                                THE NET ANNUAL FUND OPERATING EXPENSE     TOTAL RETURN.
SERIES II SHARES' INCEPTION DATE IS APRIL    RATIO SET FORTH IN THE MOST RECENT FUND
30, 2004. RETURNS SINCE THAT DATE ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
HISTORICAL. ALL OTHER RETURNS ARE THE        FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
BLENDED RETURNS OF THE HISTORICAL            1.07% AND 1.32%, RESPECTIVELY.(1) THE        PRODUCT CHARGES, IS AVAILABLE ON THE
PERFORMANCE OF SERIES II SHARES SINCE        TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    INVESCO AIM AUTOMATED INFORMATION LINE,
THEIR INCEPTION AND THE RESTATED             SET FORTH IN THE MOST RECENT FUND            866 702 4402. AS MENTIONED ABOVE, FOR THE
HISTORICAL PERFORMANCE OF SERIES I SHARES    PROSPECTUS AS OF THE DATE OF THIS REPORT     MOST RECENT MONTH-END PERFORMANCE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    FOR SERIES I AND SERIES II SHARES WAS        INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
II SHARES) ADJUSTED TO REFLECT THE RULE      1.08% AND 1.33%, RESPECTIVELY. THE EXPENSE   CONTACT YOUR VARIABLE PRODUCT ISSUER OR
12B-1 FEES APPLICABLE TO SERIES II SHARES.   RATIOS PRESENTED ABOVE MAY VARY FROM THE     FINANCIAL ADVISOR.
THE INCEPTION DATE OF SERIES I SHARES IS     EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
MAY 21, 1997.                                OF THIS REPORT THAT ARE BASED ON EXPENSES    (1) Total annual operating expenses less
                                             INCURRED DURING THE PERIOD COVERED BY THIS       contractual advisory fee waivers by
   THE PERFORMANCE OF THE FUND'S SERIES I    REPORT.                                          the advisor in effect through at least
AND SERIES II SHARE CLASSES WILL DIFFER                                                       April 30, 2010. See current prospectus
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                    for more information.

====================================================================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Fund data from 5/21/97, index data from 5/31/97

                                                      Lipper VUF
                                                        Health/
           AIM V.I. Global                           Biotechnology
          Health Care Fund-                         Funds Category
  Date     Series I Shares    MSCI World Index(1)     Average(1)
-------   -----------------   -------------------   --------------
5/21/97         $10000
   5/97          10000               $10000             $10000
   6/97          10000                10497              10000
   7/97           9930                10979               9930
   8/97          10250                10243              10250
   9/97          10610                10797              10610
  10/97          10610                10227              10610
  11/97          10910                10407              10910
  12/97          11040                10532              11040
   1/98          11589                10823              11589
   2/98          12049                11554              12049
   3/98          12699                12040              12699
   4/98          12999                12156              12999
   5/98          12909                12002              12718
   6/98          13629                12285              13269
   7/98          13639                12263              13096
   8/98          12289                10626              11452
   9/98          13618                10812              12719
  10/98          14068                11788              13182
  11/98          14798                12487              13756
  12/98          15768                13095              14723
   1/99          15871                13380              14718
   2/99          15623                13022              14335
   3/99          15984                13562              14337
   4/99          15108                14095              13521
   5/99          14531                13578              13262
   6/99          15108                14209              13850
   7/99          14830                14165              13716
   8/99          15367                14138              13916
   9/99          14428                13999              13120
  10/99          15171                14724              13565
  11/99          15514                15137              14094
  12/99          16536                16360              14445
   1/00          17507                15421              15368
   2/00          21068                15461              18382
   3/00          17187                16528              15635
   4/00          16309                15827              14722
   5/00          16433                15424              14898
   6/00          19664                15942              16871
   7/00          18435                15491              16475
   8/00          21056                15993              17783
   9/00          22180                15141              18813
  10/00          21892                14885              18766
  11/00          20386                13980              18216
  12/00          21587                14204              19101
   1/01          19385                14478              17649
   2/01          19301                13252              17206
   3/01          16956                12380              15236
   4/01          18279                13292              16388
   5/01          18941                13119              17004
   6/01          18961                12706              17220
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                    [MOUNTAIN CHART]

   7/01          18620                12536              16845
   8/01          18454                11933              16614
   9/01          17803                10880              15940
  10/01          18547                11088              16560
  11/01          19415                11742              17409
  12/01          18868                11814              17265
   1/02          17934                11455              16414
   2/02          17571                11355              16016
   3/02          17821                11877              16410
   4/02          17229                11452              15542
   5/02          17064                11471              15028
   6/02          16059                10773              13788
   7/02          15156                 9864              13365
   8/02          15062                 9881              13196
   9/02          15031                 8793              12664
  10/02          15092                 9441              13175
  11/02          14553                 9948              13391
  12/02          14252                 9465              12917
   1/03          14160                 9177              12907
   2/03          13932                 9016              12688
   3/03          14553                 8986              13193
   4/03          15227                 9783              13840
   5/03          15807                10339              14939
   6/03          16532                10517              15421
   7/03          16605                10729              15785
   8/03          16212                10960              15525
   9/03          16346                11026              15554
  10/03          16855                11679              15757
  11/03          17497                11856              16198
  12/03          18212                12598              16889
   1/04          18886                12801              17573
   2/04          19156                13015              17812
   3/04          18938                12929              17643
   4/04          18855                12664              17964
   5/04          18834                12770              17885
   6/04          18949                13042              17898
   7/04          17715                12616              16682
   8/04          17882                12671              16876
   9/04          18078                12911              17185
  10/04          17975                13227              16870
  11/04          18182                13922              17390
  12/04          19591                14453              18545
   1/05          18896                14128              17918
   2/05          18875                14575              17805
   3/05          18397                14294              17484
   4/05          18728                13981              17932
   5/05          19215                14229              18393
   6/05          19360                14352              18614
   7/05          20345                14854              19671
   8/05          20717                14966              19927
   9/05          20883                15354              20136
  10/05          20376                14982              19634
  11/05          20812                15481              20137
  12/05          21184                15824              20558
   1/06          22065                16531              21206
   2/06          22365                16506              21577
   3/06          22263                16869              21402
   4/06          21619                17381              20706
   5/06          20914                16787              20106
   6/06          20810                16783              20100
   7/06          21049                16887              20542
   8/06          21765                17326              21132
   9/06          21795                17532              21176
  10/06          22107                18176              21699
  11/06          22242                18621              21710
  12/06          22293                18999              21784
   1/07          22832                19224              22424
====================================================================================================================================

====================================================================================================================================
                                   [MOUNTAIN CHART]

   2/07          22584                19124              22097
   3/07          22800                19474              22185
   4/07          23920                20332              23487
   5/07          24271                20902              23790
   6/07          23640                20741              23074
   7/07          23028                20282              22394
   8/07          23505                20266              23072
   9/07          24356                21230              23965
  10/07          25082                21881              24693
  11/07          25300                20987              24602
  12/07          24938                20716              24140
   1/08          23621                19133              22969
   2/08          23227                19022              22406
   3/08          22511                18840              21534
   4/08          22926                19830              22157
   5/08          23547                20132              22722
   6/08          22593                18527              21945
   7/08          23506                18074              23294
   8/08          23931                17820              23429
   9/08          21931                15701              21672
  10/08          18417                12724              18346
  11/08          16821                11900              16887
  12/08          17808                12282              18105
====================================================================================================================================

AIM V.I. GLOBAL HEALTH CARE FUND

AIM V.I. GLOBAL HEALTH CARE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND        The Fund invests in synthetic                The Fund is not managed to track the
                                             instruments, the value of which may not      performance of any particular index,
The values of convertible securities in      correlate perfectly with the overall         including the indexes defined here, and
which the Fund invests may be affected by    securities markets. Rising interest rates    consequently, the performance of the Fund
market interest rates, the risk that the     and market price fluctuations will affect    may deviate significantly from the
issuer may default on interest or            the performance of the Fund's investments    performance of the indexes.
principal payments, and the value of the     in synthetic instruments.
underlying common stock into which these                                                     A direct investment cannot be made in
securities may be converted.                    The value of the Fund's shares is         an index. Unless otherwise indicated,
                                             particularly vulnerable to factors           index results include reinvested
   Investing in developing countries can     affecting the health care industry, such     dividends, and they do not reflect sales
add additional risk, such as high rates of   as substantial government regulation that    charges or fund expenses.
inflation or sharply devalued currencies     may affect the demand for products and
against the U.S. dollar. Transaction costs   services offered by health care companies.   OTHER INFORMATION
are often higher, and there may be delays    Also, the products and services offered by
in settlement procedures.                    health care companies may be subject to      The Chartered Financial
                                             rapid obsolescence caused by scientific      Analyst--REGISTERED TRADEMARK--
   Prices of equity securities change in     advances and technological innovations,      (CFA--REGISTERED TRADEMARK--) designation
response to many factors, including the      which can cause Fund shares to rise and      is a globally recognized standard for
historical and prospective earnings of the   fall more than the value of shares of        measuring the competence and integrity of
issuer, the value of its assets, general     funds that invest more broadly.              investment professionals.
economic conditions, interest rates,
investor perceptions and market liquidity.   ABOUT INDEXES USED IN THIS REPORT               The returns shown in management's
                                                                                          discussion of Fund performance are based
   There is no guarantee that the            The MSCI WORLD INDEX--SERVICE MARK-- is a    on net asset values calculated for
investment techniques and risk analysis      free float-adjusted market capitalization    shareholder transactions. Generally
used by the Fund's portfolio managers will   index that is designed to measure global     accepted accounting principles require
produce the desired results.                 developed market equity performance.         adjustments to be made to the net assets
                                                                                          of the Fund at period end for financial
   The prices of securities held by the         The MSCI WORLD HEALTH CARE INDEX is a     reporting purposes, and as such, the net
Fund may decline in response to market       free float-adjusted market capitalization    asset values for shareholder transactions
risks.                                       index that represents the health care        and the returns based on those net asset
                                             segment in global developed market equity    values may differ from the net asset
   The Fund's investments are concentrated   performance.                                 values and returns reported in the
in a comparatively narrow segment of the                                                  Financial Highlights. Additionally, the
economy. Consequently, the Fund may tend        LIPPER VUF HEALTH/BIOTECHNOLOGY FUNDS     returns and net asset values shown
to be more volatile than other mutual        CATEGORY AVERAGE represents an average of    throughout this report are at the Fund
funds, and the value of the Fund's           all of the variable insurance underlying     level only and do not include variable
investments may tend to rise and fall more   funds in the Lipper Health/ Biotechnology    product issuer charges. If such charges
rapidly.                                     Funds category. These funds invest at        were included, the total returns would be
                                             least 65% of their portfolios in equity      lower.
   Foreign securities have additional        securities of companies engaged in
risks, including exchange rate changes,      healthcare, medicine, and biotechnology.        Industry classifications used in this
political and economic upheaval, relative                                                 report are generally according to the
lack of information, relatively low market                                                Global Industry Classification Standard,
liquidity, and the potential lack of                                                      which was developed by and is the
strict financial and accounting controls                                                  exclusive property and a service mark of
and standards.                                                                            MSCI Inc. and Standard & Poor's.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008




                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY
  INTERESTS-93.80%

BIOTECHNOLOGY-24.45%

Amgen Inc.(b)(c)                                         91,197    $  5,266,627
-------------------------------------------------------------------------------
Array BioPharma Inc.(b)(c)                               86,657         350,961
-------------------------------------------------------------------------------
Biogen Idec Inc.(c)                                      30,129       1,435,044
-------------------------------------------------------------------------------
BioMarin Pharmaceutical Inc.(b)(c)                       96,918       1,725,140
-------------------------------------------------------------------------------
Celgene Corp.(b)(c)                                      87,420       4,832,578
-------------------------------------------------------------------------------
CSL Ltd. (Australia)                                     68,902       1,659,165
-------------------------------------------------------------------------------
Genentech, Inc.(c)                                       72,562       6,016,115
-------------------------------------------------------------------------------
Genzyme Corp.(c)                                         65,059       4,317,966
-------------------------------------------------------------------------------
Gilead Sciences, Inc.(b)(c)                             121,665       6,221,948
-------------------------------------------------------------------------------
Incyte Corp.(b)(c)                                       78,315         296,814
-------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(b)(c)                         22,841         780,248
-------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(b)(c)                          32,045       1,251,357
-------------------------------------------------------------------------------
Pharmasset, Inc.(b)(c)                                   20,400         267,444
-------------------------------------------------------------------------------
Rigel Pharmaceuticals, Inc.(b)(c)                        51,742         413,936
-------------------------------------------------------------------------------
United Therapeutics Corp.(b)(c)                          23,292       1,456,915
===============================================================================
                                                                     36,292,258
===============================================================================


DRUG RETAIL-2.68%

CVS Caremark Corp.(b)                                   116,383       3,344,847
-------------------------------------------------------------------------------
Drogasil S.A. (Brazil)                                  146,520         633,053
===============================================================================
                                                                      3,977,900
===============================================================================


HEALTH CARE DISTRIBUTORS-1.07%

Animal Health International, Inc.(b)(c)                 120,033         255,670
-------------------------------------------------------------------------------
Cardinal Health, Inc.                                    38,700       1,333,989
===============================================================================
                                                                      1,589,659
===============================================================================


HEALTH CARE EQUIPMENT-14.56%

American Medical Systems Holdings, Inc.(b)(c)           111,178         999,490
-------------------------------------------------------------------------------
Baxter International Inc.                                40,700       2,181,113
-------------------------------------------------------------------------------
Becton, Dickinson and Co.                                44,900       3,070,711
-------------------------------------------------------------------------------
Covidien Ltd.(b)                                         70,493       2,554,666
-------------------------------------------------------------------------------
Dexcom Inc.(b)(c)                                       124,531         343,706
-------------------------------------------------------------------------------
Hologic, Inc.(b)(c)                                      93,331       1,219,836
-------------------------------------------------------------------------------
Insulet Corp.(b)(c)                                      74,004         571,311
-------------------------------------------------------------------------------
Medtronic, Inc.(b)                                      117,342       3,686,886
-------------------------------------------------------------------------------
Nobel Biocare Holding AG (Switzerland)(b)                24,515         501,169
-------------------------------------------------------------------------------
ResMed Inc.(c)                                           37,778       1,415,920
-------------------------------------------------------------------------------
Smith & Nephew PLC (United Kingdom)                     179,482       1,155,508
-------------------------------------------------------------------------------
Stryker Corp.(b)                                         26,500       1,058,675
-------------------------------------------------------------------------------
Wright Medical Group, Inc.(b)(c)                         74,280       1,517,540
-------------------------------------------------------------------------------
Zimmer Holdings, Inc.(c)                                 33,084       1,337,255
===============================================================================
                                                                     21,613,786
===============================================================================


HEALTH CARE FACILITIES-2.20%

Assisted Living Concepts Inc.-Class A(b)(c)             157,302         652,803
-------------------------------------------------------------------------------
Rhoen-Klinikum AG (Germany)                             108,036       2,609,121
===============================================================================
                                                                      3,261,924
===============================================================================


HEALTH CARE SERVICES-6.22%

DaVita, Inc.(c)                                          48,928       2,425,361
-------------------------------------------------------------------------------
Express Scripts, Inc.(b)(c)                              19,422       1,067,821
-------------------------------------------------------------------------------
HMS Holdings Corp.(b)(c)                                 30,414         958,649
-------------------------------------------------------------------------------
Medco Health Solutions, Inc.(b)(c)                       68,348       2,864,465
-------------------------------------------------------------------------------
MEDNAX, Inc.(b)(c)                                       12,577         398,691
-------------------------------------------------------------------------------
Quest Diagnostics Inc.(b)                                29,326       1,522,313
===============================================================================
                                                                      9,237,300
===============================================================================


HEALTH CARE SUPPLIES-2.04%

Alcon, Inc.                                              13,000       1,159,470
-------------------------------------------------------------------------------
Align Technology, Inc.(b)(c)                             51,636         451,815
-------------------------------------------------------------------------------
DENTSPLY International Inc.(b)                           49,965       1,411,012
===============================================================================
                                                                      3,022,297
===============================================================================


HEALTH CARE TECHNOLOGY-0.51%

Allscripts-Misys Healthcare Solutions, Inc.(b)           76,756         761,420
===============================================================================


LIFE & HEALTH INSURANCE-0.49%

Amil Participacoes S.A. (Brazil)(d)                     230,700         728,035
===============================================================================


LIFE SCIENCES TOOLS & SERVICES-6.69%

AMAG Pharmaceuticals, Inc.(b)(c)                         10,728         384,599
-------------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(b)(c)                                             34,274         897,979
-------------------------------------------------------------------------------
Life Technologies Corp.(b)(c)                            44,534       1,038,088
-------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(b)              81,031       2,350,709
-------------------------------------------------------------------------------
Pharmanet Development Group, Inc.(b)(c)                 185,464         168,772
-------------------------------------------------------------------------------
Sequenom Inc.(b)(c)                                      28,984         575,043
-------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(b)(c)                     96,688       3,294,160
-------------------------------------------------------------------------------
Varian Inc.(c)                                           19,991         669,898
-------------------------------------------------------------------------------
Waters Corp.(b)(c)                                       14,906         546,305
===============================================================================
                                                                      9,925,553
===============================================================================


MANAGED HEALTH CARE-5.14%

Aetna Inc.(b)                                            54,251       1,546,153
-------------------------------------------------------------------------------
AMERIGROUP Corp.(b)(c)                                   39,686       1,171,531
-------------------------------------------------------------------------------
Aveta, Inc. (Acquired 12/21/05; Cost
  $1,655,802)(c)(d)                                     122,652         183,978
-------------------------------------------------------------------------------
CIGNA Corp.(b)                                           37,775         636,509
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GLOBAL HEALTH CARE FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
MANAGED HEALTH CARE-(CONTINUED)

Health Net Inc.(c)                                      125,940    $  1,371,487
-------------------------------------------------------------------------------
UnitedHealth Group Inc.(b)                              102,570       2,728,362
===============================================================================
                                                                      7,638,020
===============================================================================


PERSONAL PRODUCTS-0.32%

Herbalife Ltd.(b)                                        21,884         474,445
===============================================================================


PHARMACEUTICALS-27.43%

Allergan, Inc.(b)                                        60,853       2,453,593
-------------------------------------------------------------------------------
ARYx Therapeutics, Inc.(b)(c)                            82,292         246,876
-------------------------------------------------------------------------------
Auxilium Pharmaceuticals Inc.(b)(c)                      29,259         832,126
-------------------------------------------------------------------------------
Bayer AG (Germany)(b)                                    23,675       1,397,536
-------------------------------------------------------------------------------
Bristol-Myers Squibb Co.(b)                             170,352       3,960,684
-------------------------------------------------------------------------------
Cadence Pharmaceuticals, Inc.(b)(c)                     113,233         818,675
-------------------------------------------------------------------------------
EastPharma Ltd.-GDR (Turkey)(c)(d)                      114,132         216,851
-------------------------------------------------------------------------------
Hikma Pharmaceuticals PLC (United Kingdom)              119,052         610,588
-------------------------------------------------------------------------------
Ipsen S.A. (France)                                      33,959       1,332,389
-------------------------------------------------------------------------------
Johnson & Johnson                                        96,438       5,769,886
-------------------------------------------------------------------------------
MAP Pharmaceuticals Inc.(b)(c)                           40,310         281,364
-------------------------------------------------------------------------------
Merck KGaA (Germany)                                     13,065       1,193,606
-------------------------------------------------------------------------------
Novartis AG-ADR (Switzerland)                            53,971       2,685,597
-------------------------------------------------------------------------------
Pfizer Inc.                                             163,914       2,902,917
-------------------------------------------------------------------------------
Pharmstandard-GDR (Russia)(c)(d)                         23,450         248,570
-------------------------------------------------------------------------------
Roche Holding AG (Switzerland)                           30,892       4,745,849
-------------------------------------------------------------------------------
Sanofi-Aventis-ADR (France)                              24,078         774,348
-------------------------------------------------------------------------------
Shire PLC-ADR (United Kingdom)(b)                        25,635       1,147,935
-------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd. (Japan)                   30,700       1,591,167
-------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)(b)                                            33,100       1,409,067
-------------------------------------------------------------------------------
Wyeth                                                   162,719       6,103,590
===============================================================================
                                                                     40,723,214
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $177,835,743)                                          139,245,811
===============================================================================



MONEY MARKET FUNDS-6.67%

Liquid Assets Portfolio-Institutional Class(e)        4,950,197       4,950,197
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)              4,950,197       4,950,197
===============================================================================
     Total Money Market Funds (Cost $9,900,394)                       9,900,394
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-100.47% (Cost $187,736,137)                                 149,146,205
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-18.67%

Liquid Assets Portfolio-Institutional Class (Cost
  $27,718,718)(e)(f)                                 27,718,718      27,718,718
===============================================================================
TOTAL INVESTMENTS-119.14% (Cost $215,454,855)                       176,864,923
===============================================================================
OTHER ASSETS LESS LIABILITIES-(19.14)%                              (28,415,240)
===============================================================================
NET ASSETS-100.00%                                                 $148,449,683
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $1,377,434, which represented 0.93% of the Fund's Net Assets.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GLOBAL HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost $177,835,743)*                          $139,245,811
--------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost       37,619,112
================================================================================
     Total investments (Cost $215,454,855)                           176,864,923
================================================================================
Foreign currencies, at value (Cost $16,033)                               11,311
--------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                        73,560
--------------------------------------------------------------------------------
  Dividends                                                              163,370
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         17,323
================================================================================
     Total assets                                                    177,130,487
________________________________________________________________________________
================================================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                                                 196,448
--------------------------------------------------------------------------------
  Foreign currency contracts outstanding                                 562,413
--------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         27,718,718
--------------------------------------------------------------------------------
Accrued fees to affiliates                                               109,644
--------------------------------------------------------------------------------
Accrued other operating expenses                                          53,270
--------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                        40,311
================================================================================
     Total liabilities                                                28,680,804
================================================================================
Net assets applicable to shares outstanding                         $148,449,683
________________________________________________________________________________
================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $200,994,167
--------------------------------------------------------------------------------
Undistributed net investment income                                      415,204
--------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (14,049,863)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                               (38,909,825)
================================================================================
                                                                    $148,449,683
________________________________________________________________________________
================================================================================



NET ASSETS:

Series I                                                            $128,563,444
________________________________________________________________________________
================================================================================
Series II                                                           $ 19,886,239
________________________________________________________________________________
================================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                                              10,311,522
________________________________________________________________________________
================================================================================
Series II                                                              1,622,125
________________________________________________________________________________
================================================================================
Series I:
  Net asset value per share                                         $      12.47
________________________________________________________________________________
================================================================================
Series II:
  Net asset value per share                                         $      12.26
________________________________________________________________________________
================================================================================




* At December 31, 2008, securities with an aggregate value of $27,433,360 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $108,243)                           $  2,388,654
-----------------------------------------------------------
Dividends from affiliated money
  market funds (includes securities
  lending income of $281,642)                       528,635
===========================================================
     Total investment income                      2,917,289
===========================================================


EXPENSES:

Advisory fees                                     1,500,178
-----------------------------------------------------------
Administrative services fees                        547,937
-----------------------------------------------------------
Custodian fees                                       36,717
-----------------------------------------------------------
Distribution fees -- Series II                       54,847
-----------------------------------------------------------
Transfer agent fees                                  38,872
-----------------------------------------------------------
Trustees' and officers' fees and
  benefits                                           21,919
-----------------------------------------------------------
Other                                               104,260
===========================================================
     Total expenses                               2,304,730
===========================================================
Less: Fees waived and expense offset
  arrangement(s)                                    (11,458)
===========================================================
     Net expenses                                 2,293,272
===========================================================
Net investment income                               624,017
===========================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains (losses) from securities
     sold to affiliates of $(8,778))            (14,328,820)
-----------------------------------------------------------
  Foreign currencies                               (160,241)
-----------------------------------------------------------
  Foreign currency contracts                        580,951
===========================================================
                                                (13,908,110)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (53,473,723)
-----------------------------------------------------------
  Foreign currencies                                (11,221)
-----------------------------------------------------------
  Foreign currency contracts                       (469,719)
===========================================================
                                                (53,954,663)
===========================================================
Net realized and unrealized gain
  (loss)                                        (67,862,773)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(67,238,756)
___________________________________________________________
===========================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GLOBAL HEALTH CARE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008             2007
----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                              $    624,017     $    (387,523)
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (13,908,110)       50,032,609
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (53,954,663)      (15,481,212)
==========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (67,238,756)       34,163,874
==========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                   (33,925,325)               --
----------------------------------------------------------------------------------------------------------
  Series II                                                                   (5,201,268)               --
==========================================================================================================
     Total distributions from net realized gains                             (39,126,593)               --
==========================================================================================================
Share transactions-net:
  Series I                                                                      (970,476)      (37,376,785)
----------------------------------------------------------------------------------------------------------
  Series II                                                                   11,520,859       (85,677,899)
==========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           10,550,383      (123,054,684)
==========================================================================================================
     Net increase (decrease) in net assets                                   (95,814,966)      (88,890,810)
__________________________________________________________________________________________________________
==========================================================================================================


NET ASSETS:

  Beginning of year                                                          244,264,649       333,155,459
==========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $415,204 and $(48,349), respectively)                                  $148,449,683     $ 244,264,649
__________________________________________________________________________________________________________
==========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GLOBAL HEALTH CARE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Health Care Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is capital growth.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. GLOBAL HEALTH CARE FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are

AIM V.I. GLOBAL HEALTH CARE FUND
      included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $11,143.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants'

AIM V.I. GLOBAL HEALTH CARE FUND
accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $497,937 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                     INVESTMENTS IN
INPUT LEVEL                                                            SECURITIES       OTHER INVESTMENTS*
----------------------------------------------------------------------------------------------------------
Level 1                                                               $159,884,846           $      --
----------------------------------------------------------------------------------------------------------
Level 2                                                                 16,796,099            (309,778)
----------------------------------------------------------------------------------------------------------
Level 3                                                                    183,978                  --
==========================================================================================================
                                                                      $176,864,923           $(309,778)
__________________________________________________________________________________________________________
==========================================================================================================




* Other investments include foreign currencies contracts, which are included at unrealized appreciation/(depreciation).

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $1,425,201 and securities sales of $86,442, which resulted in net realized gains (losses) of $(8,778).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $315.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to

AIM V.I. GLOBAL HEALTH CARE FUND

Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,632 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--FOREIGN CURRENCY CONTRACTS AT PERIOD-END


                                         OPEN FOREIGN CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------------------
                                                CONTRACT TO                                          UNREALIZED
SETTLEMENT                       ----------------------------------------                           APPRECIATION
DATE                                 DELIVER                 RECEIVE                VALUE          (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------

02/10/09                          CHF  2,505,000         USD    2,141,904        $2,350,216           $(208,312)
-----------------------------------------------------------------------------------------------------------------
02/10/09                          EUR  1,470,000         USD    1,876,427         2,049,951            (173,524)
-----------------------------------------------------------------------------------------------------------------
02/10/09                          GBP    557,000         USD      883,809           811,751              72,058
=================================================================================================================
  Total open foreign
     currency contracts                                                                               $(309,778)
=================================================================================================================




                                        CLOSED FOREIGN CURRENCY CONTRACTS
-----------------------------------------------------------------------------------------------------------------
                                                CONTRACT TO
CLOSED                           ----------------------------------------                           REALIZED GAIN
DATE                                  DELIVER                 RECEIVE               VALUE               (LOSS)
-----------------------------------------------------------------------------------------------------------------

11/24/08                          USD     549,475         EUR     430,000        $  548,886          $     (589)
-----------------------------------------------------------------------------------------------------------------
12/17/08                          USD   1,286,127         EUR     900,000         1,148,832            (137,295)
-----------------------------------------------------------------------------------------------------------------
12/17/08                          USD     556,089         GBP     360,000           571,223              15,134
-----------------------------------------------------------------------------------------------------------------
12/17/08                          USD   1,754,483         CHF   1,900,000         1,624,598            (129,885)
=================================================================================================================
  Total closed foreign
     currency contracts                                                                              $ (252,635)
=================================================================================================================
  Total foreign currency
     contracts                                                                                       $ (562,413)
=================================================================================================================






Currency Abbreviations:
CHF  - Swiss Franc
EUR  - Euro
GBP  - British Pound Sterling
USD  - U.S. Dollar


NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                   2008        2007
---------------------------------------------------------------------------------------------------
Ordinary income                                                                $ 8,773,314      $--
---------------------------------------------------------------------------------------------------
Long-term capital gain                                                          30,353,279       --
===================================================================================================
  Total distributions                                                          $39,126,593      $--
___________________________________________________________________________________________________
===================================================================================================





AIM V.I. GLOBAL HEALTH CARE FUND

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    475,194
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (39,436,071)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                          (10,115)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (41,800)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (1,295,874)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (12,235,818)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        200,994,167
================================================================================================
Total net assets                                                                    $148,449,683
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $12,235,818
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $130,252,877 and $151,843,936, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  4,439,115
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (43,875,186)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(39,436,071)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $216,300,994.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proxy costs and distributions, on December 31, 2008, undistributed net investment income was decreased by $160,464, undistributed net realized gain
(loss) was increased by $168,291 and shares of beneficial interest decreased by $7,827. This reclassification had no effect on the net assets of the Fund.


AIM V.I. GLOBAL HEALTH CARE FUND

NOTE 12--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ----------------------------
                                                               SHARES          AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    2,216,216     $ 47,385,882      1,565,542     $  36,237,613
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     477,003        9,789,685      2,076,812        46,171,584
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                    2,846,084       33,925,325             --                --
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     443,795        5,201,268             --                --
=========================================================================================================================
Reacquired:
  Series I                                                   (4,039,623)     (82,281,683)    (3,226,676)      (73,614,398)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (172,689)      (3,470,094)    (5,774,963)     (131,849,483)
=========================================================================================================================
     Net increase (decrease) in share activity                1,770,786     $ 10,550,383     (5,359,285)    $(123,054,684)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.


AIM V.I. GLOBAL HEALTH CARE FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                           NET GAINS
                                NET ASSET      NET        (LOSSES)ON                 DISTRIBUTIONS
                                  VALUE,   INVESTMENT  SECURITIES (BOTH  TOTAL FROM     FROM NET     NET ASSET
                                BEGINNING    INCOME      REALIZED AND    INVESTMENT     REALIZED    VALUE, END    TOTAL
                                OF PERIOD    (LOSS)       UNREALIZED)    OPERATIONS      GAINS       OF PERIOD  RETURN(a)
-------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $24.06     $ 0.07(c)(d)   $(7.16)        $(7.09)       $(4.50)      $12.47      (28.62)%
Year ended 12/31/07                21.51      (0.01)(c)       2.56           2.55            --        24.06       11.85
Year ended 12/31/06                20.44      (0.04)(c)       1.11           1.07            --        21.51        5.24
Year ended 12/31/05                18.90      (0.06)          1.60           1.54            --        20.44        8.15
Year ended 12/31/04                17.57      (0.03)          1.36           1.33            --        18.90        7.57
-------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                23.82       0.02(c)(d)    (7.08)         (7.06)        (4.50)       12.26      (28.78)
Year ended 12/31/07                21.36      (0.07)(c)       2.53           2.46            --        23.82       11.52
Year ended 12/31/06                20.34      (0.09)(c)       1.11           1.02            --        21.36        5.01
Year ended 12/31/05                18.86      (0.09)          1.57           1.48            --        20.34        7.85
Year ended 12/31/04(f)             18.19      (0.05)          0.72           0.67            --        18.86        3.68
_________________________________________________________________________________________________________________________
=========================================================================================================================

                                                    RATIO OF          RATIO OF       RATIO OF
                                                    EXPENSES          EXPENSES         NET
                                                   TO AVERAGE      TO AVERAGE NET   INVESTMENT
                                                   NET ASSETS      ASSETS WITHOUT     INCOME
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS     (LOSS) TO
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES  AVERAGE NET   PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED        ASSETS    TURNOVER(b)
-----------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                $128,563           1.12%(e)          1.13%(e)       0.34%(d)(e)   67%
Year ended 12/31/07                 223,448           1.06              1.07          (0.06)         66
Year ended 12/31/06                 235,509           1.10              1.10          (0.19)         79
Year ended 12/31/05                 257,736           1.08              1.09          (0.24)         82
Year ended 12/31/04                 354,889           1.11              1.11          (0.17)        175
-----------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                  19,886           1.37(e)           1.38(e)        0.09(d)(e)    67
Year ended 12/31/07                  20,817           1.31              1.32          (0.31)         66
Year ended 12/31/06                  97,646           1.35              1.35          (0.44)         79
Year ended 12/31/05                      11           1.33              1.34          (0.49)         82
Year ended 12/31/04(f)                   10           1.36(g)           1.36(g)       (0.42)(g)     175
___________________________________________________________________________________________________________
===========================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of All-scripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.08% and $(0.03) and (0.17)% for Series I and Series II shares, respectively.
(e) Ratios are based on average daily net assets (000's omitted) of $178,085 and $21,939 for Series I and Series II shares, respectively.
(f)  Commencement date of April 30, 2004.
(g)  Annualized.


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


AIM V.I. GLOBAL HEALTH CARE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Health Care Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas




AIM V.I. GLOBAL HEALTH CARE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $787.80        $5.08       $1,019.46       $5.74        1.13%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        787.20         6.20        1,018.20        7.00        1.38
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.



AIM V.I. GLOBAL HEALTH CARE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $30,353,279
     Corporate Dividends Received Deduction*                  10.96%




     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.



AIM V.I. GLOBAL HEALTH CARE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. GLOBAL HEALTH CARE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. GLOBAL HEALTH CARE FUND

[INVESCO AIM LOGO]             AIM V.I. GLOBAL REAL ESTATE FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                         [MOUNTAIN GRAPHIC]


The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC
Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products")
that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,
2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN
MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. GLOBAL REAL ESTATE FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                                                                          Although inflation weighed heavily on the
PERFORMANCE SUMMARY                                                                       minds of consumers and investors in the
                                                                                          first half of 2008, falling home values
Global real estate securities suffered a volatile year as the effects of the credit       and commodity prices alleviated short-term
crisis spread throughout the globe. The Fund's Series I shares, excluding variable        inflationary pressuresbeginning mid-year
product issuer charges, trailed the Fund's broad market index, the MSCI World Index,      as unemployment and global economic
because real estate-related equities were among the weakest performing during the year    instability took center stage.
ended December 31, 2008. Conversely, the Fund's Series I shares, excluding variable
product issuer charges, outperformed the FTSE EPRA/NAREIT Global Real Estate Index, the      Strained credit markets materially
Fund's style-specific index, due primarily to security selection within the United        affected real estate markets during the
States and Australia.                                                                     year with the effects being slowing
                                                                                          property sales and lower property
   Your Fund's long-term performance can be found later in this report.                   valuations. We believed listed property
                                                                                          prices appeared to more than discount real
FUND VS. INDEXES                                                                          asset value declines to date.
                                                                                          Fundamentally, real estate tends to be
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           more stable than the overall economy,
If variable product issuer charges were included, returns would be lower.                 owing to a general characteristic of
                                                                                          multi-year, contractual lease agreements.
Series I Shares                                                                 -44.65%   The current recession, however, affected
Series II Shares                                                                -44.72    real estate demand and rental rates which
MSCI World Index(triangle) (Broad Market Index)                                 -40.71    declined in many markets. Accordingly,
FTSE EPRA/NAREIT Global Real Estate Index(square) (Style-Specific Index)        -47.72    earnings growth estimates and expectations
Lipper VUF Real Estate Funds Category Average(triangle) (Peer Group)            -40.08    also declined.

(triangle)Lipper Inc.; (square)Invesco Aim, Bloomberg L.P.                                   Additionally, in response to reduced
=======================================================================================   access to capital, many listed property
                                                                                          companies chose to cut their dividend
HOW WE INVEST                                   We attempt to control risk by             payouts to retain capital for investment
                                             diversifying property types and geographic   in the credit-constrained environment. The
Your Fund holds primarily real estate        location as well as limiting the size of     dividend cuts were not generally
investment trusts (REITs) and other          any one holding.                             reflective of operating challenges, but
property-related securities from the U.S.                                                 rather reflective of reduced access to
and abroad whose value is driven by             We consider selling a holding when:       historical channels of investment capital.
tangible assets. Our goal is to create a
global Fund focused on total return that     o  Relative valuation falls below desired       On an absolute basis, property
will perform at or above index levels with      levels.                                   companies in Germany benefited Fund
comparable levels of risk. Our investment                                                 performance during the year, while
strategy focuses on identifying U.S. and     o  Risk/return relationships change          holdings in the U.S., Hong Kong and
non-U.S. property types we believe will         significantly.                            Australia detracted from performance.
benefit from long-term sector trends. We                                                  Additionally, our cash holdings, while
use a fundamentals-driven investment         o  Company fundamentals change (property     minimal, also benefited Fund performance
process, including property market cycle        type, geography or management changes).   during the year. It is normal and
analysis, property evaluation and                                                         customary for the Fund to hold a small
management and structure review to           o  A more attractive investment              percentage of assets in cash in order to
identify securities with:                       opportunity is identified.                accommodate shareholder flows. At various
                                                                                          times, this may have a positive or
o  Quality underlying properties             MARKET CONDITIONS AND YOUR FUND              negative effect on relative performance.

o  Solid management teams and flexible       Several factors contributed to the
   balance sheets.                           negative performance of most major market
                                             indexes for the fiscal year ended December
o  Attractive valuations relative to peer    31, 2008.(1) The chief catalyst was the
   investment alternatives.                  ongoing subprime loan crisis and its far
                                             reaching effects on overall credit
                                             availability.

==========================================   ==========================================
                                                                                          ==========================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*
By property type                                                                          Total Net Assets             $86.8 million
                                              1. Westfield Group                   5.4%   Total Number of Holdings*               91
Diversified                          36.7%    2. Mitsubishi Estate Co. Ltd.        5.1    ==========================================
Retail                               22.2     3. Unibail-Rodamco                   4.6
Office                               13.0     4. Sun Hung Kai Properties Ltd.      4.3
Residential                           9.3     5. Mitsui Fudosan Co., Ltd.          4.3
Healthcare                            8.0     6. Simon Property Group, Inc.        3.3
Industrial                            3.5     7. Public Storage                    2.8
Self Storage                          2.8     8. Federal Realty Investment Trust   2.3
Lodging-Resorts                       1.5     9. Equity Residential                2.1
Specialty                             1.3    10. Hang Lung Properties Ltd.         2.1
Money Market Funds
Plus Other Assets Less Liabilities    1.7
==========================================   ==========================================


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. GLOBAL REAL ESTATE FUND

   Strong stock selection within the U.S.    periods of slower economic growth.                             JOE RODRIGUEZ, JR.
and Australia, as well as underweight        Companies operating in supply-constrained        [RODRIGUEZ    Senior portfolio
exposure in the U.S., benefited              markets with sufficient access to                  PHOTO]      manager, is lead manager
performance relative to the FTSE             liquidity and less near-term debt                              of AIM V.I. Global Real
EPRA/NAREIT Global Real Estate Index. On     maturities also were favored in the Fund.                      Estate Fund. He is head
the other hand, security selection in Hong                                                                  of real estate
Kong, the U.K. and the Netherlands, as          As always, we thank you for your                            securities for Invesco
well as underweight exposure to              continued investment in AIM V.I. Global      Real Estate, where he oversees all phases
Switzerland and overweight exposure to the   Real Estate Fund.                            of the unit, including securities research
U.K., hurt our relative performance.                                                      and administration. Mr. Rodriguez began
                                             (1) Lipper Inc.                              his investment career in 1983 and joined
   Select U.S. REITs were top contributors                                                Invesco in 1990. He earned his B.B.A. in
during the year. In particular, PUBLIC       The views and opinions expressed in          economics and finance and his M.B.A. in
STORAGE benefited from the acquisition of    management's discussion of Fund              finance from Baylor University.
a competitor, Shurgard (not a Fund           performance are those of Invesco Aim
holding), which helped not only to           Advisors, Inc. These views and opinions                        MARK BLACKBURN
solidify its domestic position but also      are subject to change at any time based on     [BLACKBURN      Chartered Financial
helped Public Storage to further diversify   factors such as market and economic               PHOTO]       Analyst, portfolio
globally and achieve economies of scale.     conditions. These views and opinions may                       manager, is manager of
Additionally, the company's relatively       not be relied upon as investment advice or                     AIM V.I. Global Real
lower leverage is a comparative advantage    recommendations, or as an offer for a                          Estate Fund. He earned a
in the current environment.                  particular security. The information is      B.S. in accounting from Louisiana State
                                             not a complete analysis of every aspect of   University and an M.B.A. from Southern
   In general, health care REITs also        any market, country, industry, security or   Methodist University. Mr. Blackburn is a
drove strong performance within the U.S.,    the Fund. Statements of fact are from        Certified Public Accountant.
as health care is a defensive sector less    sources considered reliable, but Invesco
directly linked to the overall economy.      Aim Advisors, Inc. makes no representation                     JAMES COWEN
HCP, a REIT with exposure to senior          or warranty as to their completeness or          [COWEN        Portfolio manager, is
housing, medical offices and hospitals,      accuracy. Although historical performance         PHOTO]       manager of AIM V.I.
was among the top contributors to Fund       is no guarantee of future results, these                       Global Real Estate Fund.
performance for the year.                    insights may help you understand our         Mr. Cowen has worked in the real estate
                                             investment management philosophy.            industry since 1997 and joined Invesco in
   Australian Listed Property Trusts                                                      2001. He earned a Master of Town and
(LPTs) suffered in 2008 as LPTs generally    See important Fund and index disclosures     Country Planning degree from the
fell out of favor with many investors as     later in this report.                        University of Manchester and a Master of
the credit market crisis adversely                                                        Philosophy degree in land economy from
affected several property companies and                                                   Cambridge University.
cast a shadow of doubt over the entire
sector. In fact, the largest detractor                                                                      PAUL CURBO
from Fund performance was WESTFIELD GROUP,                                                     [CURBO       Chartered Financial
one of the largest                                                                             PHOTO]       Analyst, portfolio
geographically-diversified retail property                                                                  manager, is manager of
groups in the world. Despite the                                                                            AIM V.I. Global Real
difficulties in the marketplace, property                                                                   Estate Fund. He joined
fundamentals in Australia remained                                                        Invesco in 1998. Mr. Curbo earned a B.B.A.
relatively stable.                                                                        in finance from the University of Texas at
                                                                                          Dallas.
   As a group, Hong Kong property stocks
reversed their world-leading performance                                                                    JAMES TROWBRIDGE
of 2007 and underperformed in 2008. SUN                                                     [TROWBRIDGE     Portfolio manager, is
HUNG KAI PROPERTIES, which specializes in                                                      PHOTO]       manager of AIM V.I.
high quality residential and commercial                                                                     Global Real Estate Fund.
projects in Hong Kong, was among the top                                                  He joined Invesco in 1989. Mr. Trowbridge
detractors from Fund performance.                                                         earned his B.A. in finance from Indiana
                                                                                          University.
   We continued to seek to manage risk by
holding a portfolio diversified by                                                                          PING-YING WANG
property type and geographic location.                                                         [WANG        Chartered Financial
Regardless of country, it's important to                                                       PHOTO]       Analyst, portfolio
note that we continued to emphasize                                                                         manager, is manager of
companies with lower leverage levels and a                                                AIM V.I. Global Real Estate Fund. She
higher degree of internally driven                                                        earned a B.S. in international finance
earnings growth. We continued to                                                          from the People's University of China and
de-emphasize companies that rely on new                                                   a Ph.D. in finance from the University of
development to drive future earnings                                                      Texas at Dallas.
growth because development can become a
risky proposition during                                                                  Assisted by the Real Estate Team

AIM V.I. GLOBAL REAL ESTATE FUND

YOUR FUND's Long-Term Performance

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 DIFFER PRIMARILY DUE TO DIFFERENT CLASS         AIM V.I. GLOBAL REAL ESTATE FUND, A
As of 12/31/08                               EXPENSES.                                    SERIES PORTFOLIO OF AIM VARIABLE INSUR-
                                                                                          ANCE FUNDS, IS CURRENTLY OFFERED THROUGH
SERIES I SHARES                                 THE PERFORMANCE DATA QUOTED REPRESENT     INSURANCE COMPANIES ISSUING VARIABLE
Inception(3/31/98)                   5.89%   PAST PERFORMANCE AND CANNOT GUARANTEE        PRODUCTS. YOU CANNOT PURCHASE SHARES OF
10 Years                             8.21    COMPARABLE FUTURE RESULTS; CURRENT           THE FUND DIRECTLY. PERFORMANCE FIGURES
 5 Years                             3.07    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   GIVEN REPRESENT THE FUND AND ARE NOT
 1 Year                            -44.65    CONTACT YOUR VARIABLE PRODUCT ISSUER OR      INTENDED TO REFLECT ACTUAL VARIABLE
                                             FINANCIAL ADVISOR FOR THE MOST RECENT        PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES II SHARES                             MONTH-END VARIABLE PRODUCT PERFORMANCE.      CHARGES, EXPENSES AND FEES ASSESSED IN
10 Years                             7.96%   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   CONNECTION WITH A VARIABLE PRODUCT. SALES
 5 Years                             2.86    REINVESTED DISTRIBUTIONS AND CHANGES IN      CHARGES, EXPENSES AND FEES, WHICH ARE
 1 Year                            -44.72    NET ASSET VALUE. INVESTMENT RETURN AND       DETERMINED BY THE VARIABLE PRODUCT
==========================================   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   ISSUERS, WILL VARY AND WILL LOWER THE
                                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        TOTAL RETURN.
SERIES II SHARES' INCEPTION DATE IS APRIL    SHARES.
30, 2004. RETURNS SINCE THAT DATE ARE                                                        THE MOST RECENT MONTH-END PERFORMANCE
HISTORICAL. ALL OTHER RETURNS ARE THE           THE TOTAL ANNUAL FUND OPERATING EXPENSE   DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
BLENDED RETURNS OF THE HISTORICAL            RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THE
PERFORMANCE OF SERIES II SHARES SINCE        PROSPECTUS AS OF THE DATE OF THIS REPORT     INVESCO AIM AUTOMATED INFORMATION LINE,
THEIR INCEPTION AND THE RESTATED             FOR SERIES I AND SERIES II SHARES WAS        866 702 4402. AS MENTIONED ABOVE, FOR THE
HISTORICAL PERFORMANCE OF SERIES I SHARES    1.13% AND 1.38%, RESPECTIVELY. THE EXPENSE   MOST RECENT MONTH-END PERFORMANCE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    RATIOS PRESENTED ABOVE MAY VARY FROM THE     INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
II SHARES) ADJUSTED TO REFLECT THE RULE      EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   CONTACT YOUR VARIABLE PRODUCT ISSUER OR
12B-1 FEES APPLICABLE TO SERIES II SHARES.   OF THIS REPORT THAT ARE BASED ON EXPENSES    FINANCIAL ADVISOR.
THE INCEPTION DATE OF SERIES I SHARES IS     INCURRED DURING THE PERIOD COVERED BY THIS
MARCH 31, 1998.                              REPORT.                                         HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                                                                          REIMBURSED EXPENSES IN THE PAST,
   THE PERFORMANCE OF THE FUND's Series I                                                 PERFORMANCE WOULD HAVE BEEN LOWER.
AND SERIES II SHARE CLASSES WILL

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Fund and index data from 3/31/98

                                                   FTSE          Lipper VUF
             AIM V.I. Global                   EPRA/NAREIT       Real Estate
            Real Estate Fund-   MSCI World     Global Real     Funds Category
   Date      Series I Shares     Index(2)    Estate Index(1)     Average(2)

3/31/1998         $10000          $10000          $10000           $10000
     4/98           9710           10096            9690             9691
     5/98           9610            9968            9227             9590
     6/98           9500           10203            8966             9527
     7/98           8920           10185            8456             8915
     8/98           7830            8826            7557             8034
     9/98           8180            8980            8004             8454
    10/98           8090            9790            8765             8327
    11/98           8400           10371            9027             8493
    12/98           8412           10876            8899             8454
     1/99           8207           11113            8665             8246
     2/99           8074           10816            8619             8142
     3/99           7972           11264            8875             8058
     4/99           8892           11707            9750             8901
     5/99           9087           11277            9530             9099
     6/99           8974           11802            9743             8951
     7/99           8565           11765            9617             8593
     8/99           8565           11742            9521             8487
     9/99           8228           11627            9121             8151
    10/99           8043           12230            8998             7944
    11/99           7972           12572            9238             7830
    12/99           8441           13588            9688             8170
     1/00           8473           12808            9282             8144
     2/00           8538           12841            8915             8015
     3/00           9029           13727            9448             8389
     4/00           9423           13145            9448             8863
     5/00           9135           12811            9140             8953
     6/00           9764           13241            9789             9301
     7/00          10587           12867           10233            10022
     8/00          10448           13284           10507             9734
     9/00          10587           12576           10522            10076
    10/00          10245           12363            9984             9680
    11/00          10213           11611           10137             9851
    12/00          10859           11797           11029            10489
     1/01          10934           12025           11195            10458
     2/01          10538           11007           11181            10269
     3/01          10077           10282           10472            10211
     4/01          10559           11040           10732            10460
     5/01          10527           10896           10829            10625
     6/01          10891           10553           11102            11177
     7/01          10570           10412           10902            10966
     8/01          10591            9911           11170            11292
     9/01          10163            9036           10011            10807
    10/01           9960            9209            9906            10449
    11/01          10452            9752           10403            11006
    12/01          10775            9813           10609            11298
     1/02          10732            9514           10499            11282
     2/02          10970            9431           10628            11486
     3/02          11619            9865           11179            12173
     4/02          11813            9511           11506            12275
     5/02          12018            9527           11852            12452
====================================================================================================================================

(1) Invesco Aim, Bloomberg L.P.

(2) Lipper Inc.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

     6/02          12256            8948           11787            12707
     7/02          11759            8193           11197            12022
     8/02          11867            8207           11044            12029
     9/02          11380            7303           10600            11571
    10/02          11121            7841           10459            11034
    11/02          11446            8263           10855            11501
    12/02          11463            7861           10908            11639
     1/03          11135            7622           10676            11326
     2/03          11299            7488           10729            11524
     3/03          11582            7464           10719            11804
     4/03          12008            8125           11166            12272
     5/03          12752            8588           12012            12950
     6/03          13221            8735           12266            13225
     7/03          13833            8912           12744            13920
     8/03          13964            9103           13109            14064
     9/03          14413            9158           13720            14518
    10/03          14620            9700           14132            14753
    11/03          15419            9847           14643            15408
    12/03          15913           10464           15347            15904
     1/04          16513           10632           16050            16504
     2/04          16868           10810           16614            16867
     3/04          17889           10738           17417            17832
     4/04          15492           10518           15515            15403
     5/04          16513           10606           16296            16421
     6/04          17101           10832           16698            16935
     7/04          17278           10478           16832            17072
     8/04          18466           10524           17771            18295
     9/04          18554           10723           17963            18313
    10/04          19686           10986           18757            19295
    11/04          20595           11563           20073            20209
    12/04          21734           12004           21173            21361
     1/05          20020           11734           20205            19672
     2/05          20554           12106           20637            20199
     3/05          20145           11872           20131            19898
     4/05          21362           11612           20787            20851
     5/05          21986           11818           21181            21539
     6/05          22918           11921           22000            22584
     7/05          24600           12337           23088            24164
     8/05          23702           12430           22859            23275
     9/05          23873           12753           23337            23399
    10/05          23362           12444           22640            22891
    11/05          24476           12858           23450            23921
    12/05          24831           13143           24423            24158
     1/06          26445           13730           26042            25757
     2/06          26916           13709           26630            26244
     3/06          28402           14011           27839            27643
     4/06          27706           14436           27706            26808
     5/06          26974           13943           26766            26054
     6/06          28283           13939           27736            27336
     7/06          29120           14026           28731            28055
     8/06          30191           14390           29816            29046
     9/06          30886           14562           30487            29621
    10/06          32594           15096           32217            31383
    11/06          34373           15466           33842            32952
    12/06          35401           15780           34767            32794
     1/07          37214           15967           36439            35309
     2/07          37522           15884           36701            34695
     3/07          37571           16174           36931            33987
     4/07          37646           16888           37210            34045
     5/07          38091           17361           37514            34127
     6/07          35062           17227           34770            31144
     7/07          33558           16845           33046            28958
     8/07          34914           16833           34009            30382
     9/07          37180           17633           36041            31771
    10/07          38411           18174           36971            32362
    11/07          35491           17431           34119            29430
    12/07          33443           17206           32348            27941
====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

     1/08          32527           15891           30971            27589
     2/08          31226           15799           30408            26607
     3/08          31897           15648           30527            27937
     4/08          33610           16470           32436            29577
     5/08          32615           16721           31641            29367
     6/08          28656           15388           27914            26113
     7/08          28762           15012           28142            26627
     8/08          28043           14801           27559            26918
     9/08          26164           13040           25008            26110
    10/08          19929           10568           18038            18611
    11/08          17163            9884           15421            14924
    12/08          18510           10201           16911            16776
====================================================================================================================================

AIM V.I. GLOBAL REAL ESTATE FUND

AIM V.I. GLOBAL REAL ESTATE FUND'S INVESTMENT OBJECTIVE IS HIGH TOTAL RETURN THROUGH GROWTH OF CAPITAL and CURRENT INCOME.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND        The Fund may use enhanced investment      OTHER INFORMATION
                                             techniques such as short sales. Short
Since a large percentage of the Fund's       sales carry the risk of buying a security    CPA--REGISTERED TRADEMARK-- and Certified
assets may be invested in securities of a    back at a higher price at which the Fund's   Public Accountant--REGISTERED TRADEMARK--
limited number of companies, each            exposure is unlimited.                       are trademarks owned by the American
investment has a greater effect on the                                                    Institute of Certified Public Accountants.
Fund's overall performance, and any change      The Fund may invest in obligations
in the value of those securities could       issued by agencies and instrumentalities        The Chartered Financial Analyst
significantly affect the value of your       of the U.S. government that may vary in      --REGISTERED TRADEMARK-- (CFA--REGISTERED
investment in the Fund.                      the level of support they receive from the   TRADEMARK--) designation is a globally
                                             U.S. government. The U.S. government may     recognized standard for measuring the
   The Fund may invest in debt securities,   choose not to provide financial support to   competence and integrity of investment
such as notes and bonds, which carry         U.S.-government-sponsored agencies or        professionals.
interest rate and credit risk.               instrumentalities if it is not legally
                                             obligated to do so. In this case, if the        The returns shown in management's
   The Fund could conceivably hold real      issuer defaulted, the underlying fund        discussion of Fund performance are based
estate directly if a company defaults on     holding securities of such an issuer might   on net asset values calculated for
debt securities. In that event, an           not be able to recover its investment from   shareholder transactions. Generally
investment in the Fund may have additional   the U.S. government.                         accepted accounting principles require
risks relating to direct ownership of real                                                adjustments to be made to the net assets
estate.                                      ABOUT INDEXES USED IN THIS REPORT            of the Fund at period end for financial
                                                                                          reporting purposes, and as such, the net
   Prices of equity securities change in     The MSCI WORLD INDEX--SERVICE MARK-- is a    asset values for shareholder transactions
response to many factors, including the      free float-adjusted market capitalization    and the returns based on those net asset
historical and prospective earnings of the   index that is designed to measure global     values may differ from the net asset
issuer, the value of its assets, general     developed market equity performance.         values and returns reported in the
economic conditions, interest rates,                                                      Financial Highlights. Additionally, the
investor perceptions and market liquidity.      The FTSE EPRA/NAREIT GLOBAL REAL ESTATE   returns and net asset values shown
                                             INDEX is designed to track the performance   throughout this report are at the Fund
   Foreign securities have additional        of listed real estate companies and REITs    level only and do not include variable
risks, including exchange rate changes,      worldwide. It is compiled by FTSE Group      product issuer charges. If such charges
political and economic upheaval, relative    (an independent company, originally a        were included, the total returns would be
lack of information, relatively low market   joint venture of the Financial Times and     lower.
liquidity, and the potential lack of         the London Stock Exchange, whose sole
strict financial and accounting controls     business is the creation and management of      Property type classifications used in
and standards.                               indexes and associated data services),       this report are generally according to
                                             National Association of Real Estate          FTSE EPRA/NAREIT Global Real Estate Index,
   The Fund may invest in lower quality      Investment Trusts, and European Public       which is exclusively owned by the FTSE
debt securities, commonly known as "junk     Real Estate Association.                     Group, the European Public Real Estate
bonds." Compared to higher quality debt                                                   Association (EPRA), the National
securities, junk bonds involve greater          The LIPPER VUF REAL ESTATE FUNDS          Association of Real Estate Investment
risk of default or price changes due to      CATEGORY AVERAGE represents an average of    Trusts (NAREIT) and Euronext Indices BV.
changes in credit quality of the issuer      all of the variable insurance underlying
because they are generally unsecured and     funds in the Lipper Real Estate Funds
may be subordinated to other creditors'      category. These funds invest at least 65%
claims. Credit ratings on junk bonds do      of their portfolio in equity securities of
not necessarily reflect their actual         domestic and foreign companies engaged in
market risk.                                 the real estate industry.

   There is no guarantee that the               The Fund is not managed to track the
investment techniques and risk analysis      performance of any particular index,
used by the Fund's portfolio managers will   including the indexes defined here, and
produce the desired results.                 consequently, the performance of the Fund
                                             may deviate significantly from the
   The prices of securities held by the      performance of the indexes.
Fund may decline in response to market
risks.                                          A direct investment cannot be made in
                                             an index. Unless otherwise indicated,
   Because the fund focuses its              index results include reinvested
investments in real estate investment        dividends, and they do not reflect sales
trusts (REITs), real estate operating        charges. Performance of an index of funds
companies and other companies related to     reflects fund expenses; performance of a
the real estate industry, the value of       market index does not.
shares may rise and fall more than the
value of shares of a fund that invests in
a broader range of companies.

SCHEDULE OF INVESTMENTS

December 31, 2008




                                                       SHARES          VALUE
-------------------------------------------------------------------------------

FOREIGN REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS & OTHER
  EQUITY INTERESTS-98.26%

AUSTRALIA-9.06%

CFS Retail Property Trust(a)                            820,896    $  1,098,039
-------------------------------------------------------------------------------
Commonwealth Property Office Fund(a)                    373,581         315,760
-------------------------------------------------------------------------------
Dexus Property Group(a)                                 644,409         381,877
-------------------------------------------------------------------------------
Stockland(a)                                            467,174       1,378,455
-------------------------------------------------------------------------------
Westfield Group                                         498,740       4,686,042
===============================================================================
                                                                      7,860,173
===============================================================================


AUSTRIA-0.14%

Conwert Immobilien Invest S.E.(b)                        27,620         124,602
===============================================================================


BELGIUM-0.26%

Cofinimmo                                                 1,710         226,532
===============================================================================


CANADA-2.64%

Canadian Real Estate Investment Trust                    19,000         352,936
-------------------------------------------------------------------------------
Cominar Real Estate Investment Trust                     15,500         205,622
-------------------------------------------------------------------------------
Primaris Retail Real Estate Investment Trust             32,500         275,675
-------------------------------------------------------------------------------
RioCan Real Estate Investment Trust                     128,900       1,456,767
===============================================================================
                                                                      2,291,000
===============================================================================


FINLAND-0.26%

Citycon Oyj                                              94,281         222,227
===============================================================================


FRANCE-5.64%

Gecina S.A.                                               3,767         262,890
-------------------------------------------------------------------------------
Mercialys                                                 7,698         243,546
-------------------------------------------------------------------------------
Societe Immobiliere de Location pour I'Industrie
  et le Commerce(a)                                       4,307         402,368
-------------------------------------------------------------------------------
Unibail-Rodamco                                          26,649       3,988,406
===============================================================================
                                                                      4,897,210
===============================================================================


GERMANY-0.29%

Deutsche Euroshop AG(a)                                   7,270         250,459
===============================================================================


HONG KONG-13.14%

China Overseas Land & Investment Ltd.                 1,071,444       1,506,193
-------------------------------------------------------------------------------
China Overseas Land & Investment Ltd. Rts.(b)            42,858          15,373
-------------------------------------------------------------------------------
China Resources Land Ltd.                               683,800         846,582
-------------------------------------------------------------------------------
Hang Lung Properties Ltd.                               841,000       1,844,802
-------------------------------------------------------------------------------
Henderson Land Development Co. Ltd.                     213,000         795,689
-------------------------------------------------------------------------------
Hongkong Land Holdings Ltd.                             231,000         578,740
-------------------------------------------------------------------------------
Hysan Development Co. Ltd.                              229,000         371,885
-------------------------------------------------------------------------------
Kerry Properties Ltd.                                   120,400         324,066
-------------------------------------------------------------------------------
Link REIT (The)                                         626,500       1,041,418
-------------------------------------------------------------------------------
Sino Land Co. Ltd.                                      310,000         323,995
-------------------------------------------------------------------------------
Sun Hung Kai Properties Ltd.                            447,000       3,758,524
===============================================================================
                                                                     11,407,267
===============================================================================


JAPAN-16.24%

AEON Mall Co., Ltd.                                      19,400         374,223
-------------------------------------------------------------------------------
Japan Prime Realty Investment Corp.                          55         131,007
-------------------------------------------------------------------------------
Japan Real Estate Investment Corp.                          135       1,212,290
-------------------------------------------------------------------------------
Mitsubishi Estate Co. Ltd.                              266,000       4,383,034
-------------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd.                                226,000       3,752,547
-------------------------------------------------------------------------------
Nippon Building Fund Inc.                                   167       1,831,458
-------------------------------------------------------------------------------
Nomura Real Estate Office Fund, Inc.                         58         378,888
-------------------------------------------------------------------------------
NTT Urban Development Corp.                                 512         551,958
-------------------------------------------------------------------------------
ORIX JREIT Inc.                                              55         262,166
-------------------------------------------------------------------------------
Sumitomo Realty & Development Co., Ltd.                  71,000       1,056,959
-------------------------------------------------------------------------------
TOKYU REIT, Inc.                                             25         155,521
===============================================================================
                                                                     14,090,051
===============================================================================


NETHERLANDS-2.55%

Corio N.V.(a)                                            19,147         879,628
-------------------------------------------------------------------------------
Eurocommercial Properties N.V.(a)(b)                     12,476         421,579
-------------------------------------------------------------------------------
Wereldhave N.V.                                          10,265         911,122
===============================================================================
                                                                      2,212,329
===============================================================================


NEW ZEALAND-0.25%

Goodman Property Trust(a)                               383,286         214,404
===============================================================================


SINGAPORE-1.72%

Ascendas Real Estate Investment Trust                   343,106         334,502
-------------------------------------------------------------------------------
Capitaland Ltd.                                         338,000         748,373
-------------------------------------------------------------------------------
CapitaMall Trust                                        368,550         413,546
===============================================================================
                                                                      1,496,421
===============================================================================


SWEDEN-0.54%

Hufvudstaden A.B.(a)                                     65,671         467,052
===============================================================================


SWITZERLAND-0.65%

PSP Swiss Property AG                                    11,286         561,550
===============================================================================


UNITED KINGDOM-5.66%

British Land Co. PLC(a)                                 115,513         939,575
-------------------------------------------------------------------------------
Derwent London PLC(a)                                    37,570         400,506
-------------------------------------------------------------------------------
Hammerson PLC(a)                                         66,632         523,743
-------------------------------------------------------------------------------
Land Securities Group PLC                               128,159       1,733,303
-------------------------------------------------------------------------------
Liberty International PLC(a)                             31,813         223,693
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GLOBAL REAL ESTATE FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Segro PLC                                               185,821    $    674,488
-------------------------------------------------------------------------------
Shaftesbury PLC                                          78,293         414,681
===============================================================================
                                                                      4,909,989
===============================================================================


UNITED STATES-39.22%

Acadia Realty Trust(a)                                   21,800         311,086
-------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.(a)                 10,300         621,502
-------------------------------------------------------------------------------
AMB Property Corp.(b)                                    19,300         452,006
-------------------------------------------------------------------------------
AvalonBay Communities, Inc.(a)                           14,000         848,120
-------------------------------------------------------------------------------
Boston Properties, Inc.(a)                               32,800       1,804,000
-------------------------------------------------------------------------------
BRE Properties, Inc.(a)                                  16,219         453,808
-------------------------------------------------------------------------------
Camden Property Trust(a)                                 32,500       1,018,550
-------------------------------------------------------------------------------
DCT Industrial Trust Inc.(a)                            105,900         535,854
-------------------------------------------------------------------------------
Digital Realty Trust, Inc.(a)                            33,000       1,084,050
-------------------------------------------------------------------------------
Douglas Emmett, Inc.                                     18,000         235,080
-------------------------------------------------------------------------------
EastGroup Properties, Inc.(a)                             5,800         206,364
-------------------------------------------------------------------------------
Equity Residential                                       61,877       1,845,172
-------------------------------------------------------------------------------
Essex Property Trust, Inc.(a)                            10,200         782,850
-------------------------------------------------------------------------------
Federal Realty Investment Trust(a)                       32,500       2,017,600
-------------------------------------------------------------------------------
HCP, Inc.                                                48,100       1,335,737
-------------------------------------------------------------------------------
Health Care REIT, Inc.                                   31,567       1,332,127
-------------------------------------------------------------------------------
Home Properties, Inc.(a)                                  5,000         203,000
-------------------------------------------------------------------------------
Host Hotels & Resorts Inc.(a)                           167,089       1,264,864
-------------------------------------------------------------------------------
Kimco Realty Corp.(a)                                    56,800       1,038,304
-------------------------------------------------------------------------------
Liberty Property Trust                                   28,500         650,655
-------------------------------------------------------------------------------
Macerich Co. (The)(a)                                    14,000         254,240
-------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                   26,800         656,600
-------------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.                  12,000         445,920
-------------------------------------------------------------------------------
Nationwide Health Properties, Inc.(a)                    50,600       1,453,232
-------------------------------------------------------------------------------
OMEGA Healthcare Investors, Inc.                         17,300         276,281
-------------------------------------------------------------------------------
ProLogis(a)                                              60,514         840,539
-------------------------------------------------------------------------------
PS Business Parks, Inc.                                   5,000         223,300
-------------------------------------------------------------------------------
Public Storage(a)                                        31,000       2,464,500
-------------------------------------------------------------------------------
Regency Centers Corp.(a)                                  9,000         420,300
-------------------------------------------------------------------------------
Senior Housing Properties Trust(a)                       55,600         996,352
-------------------------------------------------------------------------------
Simon Property Group, Inc.(a)                            53,100       2,821,203
-------------------------------------------------------------------------------
SL Green Realty Corp.(a)                                 25,000         647,500
-------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.(a)                    7,000         263,340
-------------------------------------------------------------------------------
Ventas, Inc.                                             45,800       1,537,506
-------------------------------------------------------------------------------
Vornado Realty Trust(a)                                  28,800       1,738,080
-------------------------------------------------------------------------------
Washington Real Estate Investment Trust(a)               34,000         962,200
===============================================================================
                                                                     34,041,822
===============================================================================
     Total Foreign Real Estate Investment Trusts,
       Common Stocks & Other Equity Interests
       (Cost $112,702,393)                                           85,273,088
===============================================================================



MONEY MARKET FUNDS-1.59%

Liquid Assets Portfolio-Institutional Class(c)          687,790         687,790
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)                687,790         687,790
===============================================================================
     Total Money Market Funds (Cost $1,375,580)                       1,375,580
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.85% (Cost $114,077,973)                                   86,648,668
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-18.34%

Liquid Assets Portfolio-Institutional Class (Cost
  $15,920,352)(c)(d)                                 15,920,352      15,920,352
===============================================================================
TOTAL INVESTMENTS-118.19% (Cost $129,998,325)                       102,569,020
===============================================================================
OTHER ASSETS LESS LIABILITIES-(18.19)%                              (15,783,089)
===============================================================================
NET ASSETS-100.00%                                                 $ 86,785,931
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

REIT   - Real Estate Investment Trust
Rts.   - Rights


Notes to Schedule of Investments:

(a)   All or a portion of this security was out on loan at December 31, 2008.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $112,702,393)*                          $ 85,273,088
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  17,295,932
======================================================
     Total investments (Cost
       $129,998,325)                       102,569,020
======================================================
Foreign currencies, at value (Cost
  $1,417)                                        1,400
------------------------------------------------------
Receivables for:
  Fund shares sold                              81,326
------------------------------------------------------
  Dividends                                    502,792
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              9,992
======================================================
     Total assets                          103,164,530
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                       327,031
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 15,920,352
------------------------------------------------------
  Accrued fees to affiliates                    53,898
------------------------------------------------------
  Accrued other operating expenses              59,294
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              18,024
======================================================
     Total liabilities                      16,378,599
======================================================
Net assets applicable to shares
  outstanding                             $ 86,785,931
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $143,255,089
------------------------------------------------------
Undistributed net investment income           (321,137)
------------------------------------------------------
Undistributed net realized gain (loss)     (28,718,361)
------------------------------------------------------
Unrealized appreciation (depreciation)     (27,429,660)
======================================================
                                          $ 86,785,931
______________________________________________________
======================================================



NET ASSETS:

Series I                                  $ 82,582,432
______________________________________________________
======================================================
Series II                                 $  4,203,499
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     8,943,840
______________________________________________________
======================================================
Series II                                      462,058
______________________________________________________
======================================================
Series I:
  Net asset value per share               $       9.23
______________________________________________________
======================================================
Series II:
  Net asset value per share               $       9.10
______________________________________________________
======================================================



* At December 31, 2008, securities with an aggregate value of $15,869,957 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $343,040)                      $  4,211,545
------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $226,071)                          295,400
======================================================
     Total investment income                 4,506,945
======================================================


EXPENSES:

Advisory fees                                  916,726
------------------------------------------------------
Administrative services fees                   340,368
------------------------------------------------------
Custodian fees                                  72,429
------------------------------------------------------
Distribution fees -- Series II                   8,339
------------------------------------------------------
Transfer agent fees                             18,230
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      19,274
------------------------------------------------------
Other                                           70,954
======================================================
     Total expenses                          1,446,320
======================================================
Less: Fees waived and expense offset
  arrangement(s)                                (3,601)
======================================================
     Net expenses                            1,442,719
======================================================
Net investment income                        3,064,226
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                    (27,324,845)
------------------------------------------------------
  Foreign currencies                          (127,929)
======================================================
                                           (27,452,774)
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (45,613,119)
------------------------------------------------------
  Foreign currencies                            (3,333)
======================================================
                                           (45,616,452)
======================================================
Net realized and unrealized gain (loss)    (73,069,226)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(70,005,000)
______________________________________________________
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GLOBAL REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  3,064,226    $  2,427,957
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (27,452,774)     15,127,356
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (45,616,452)    (26,948,462)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (70,005,000)     (9,393,149)
========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                    (7,313,873)     (9,098,630)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (346,827)       (158,255)
========================================================================================================
     Total distributions from net investment income                           (7,660,700)     (9,256,885)
========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                   (11,303,629)    (21,716,323)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (540,744)       (378,839)
========================================================================================================
     Total distributions from net realized gains                             (11,844,373)    (22,095,162)
========================================================================================================
Share transactions-net:
  Series I                                                                    25,400,434      (8,779,766)
--------------------------------------------------------------------------------------------------------
  Series II                                                                    4,476,456       3,015,866
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           29,876,890      (5,763,900)
========================================================================================================
     Net increase (decrease) in net assets                                   (59,633,183)    (46,509,096)
========================================================================================================


NET ASSETS:

  Beginning of year                                                          146,419,114     192,928,210
========================================================================================================
  End of year (includes undistributed net investment income of $(321,137)
     and $(245,443), respectively)                                          $ 86,785,931    $146,419,114
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Global Real Estate Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is high total return through growth of capital and current income.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. GLOBAL REAL ESTATE FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

        The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is

AIM V.I. GLOBAL REAL ESTATE FUND
      included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between Invesco Aim and Invesco Institutional (N.A.), Inc. ("Invesco Real Estate"), Invesco Aim paid Invesco Real Estate 40% of the amount of Invesco Aim's compensation on the sub advised assets. This agreement terminated on May 1, 2008.

  The Advisor has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Also, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $3,408.


AIM V.I. GLOBAL REAL ESTATE FUND

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $290,368 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $ 55,328,851
--------------------------------------
Level 2                    47,240,169
--------------------------------------
Level 3                            --
======================================
                         $102,569,020
______________________________________
======================================



NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $193.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

AIM V.I. GLOBAL REAL ESTATE FUND
and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,433 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 9,179,502     $11,622,307
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        10,325,571      19,729,740
========================================================================================================
Total distributions                                                          $19,505,073     $31,352,047
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (30,693,256)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- (depreciation) -- other investments                          (354)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (21,053)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (7,021,670)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (18,732,825)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        143,255,089
================================================================================================
Total net assets                                                                    $ 86,785,931
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $18,732,825
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $89,243,814 and $74,889,395, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  1,926,814
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (32,620,070)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(30,693,256)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $133,262,276.




AIM V.I. GLOBAL REAL ESTATE FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2008, undistributed net investment income was increased by $4,520,780, undistributed net realized gain (loss) was decreased by $190,153 and shares of beneficial interest decreased by $4,330,627. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ----------------------------
                                                               SHARES          AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    2,881,953     $ 52,755,460      2,348,323     $  69,998,283
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     287,801        4,439,666         99,437         2,780,132
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                    2,120,444       18,617,502      1,296,380        30,814,953
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     102,609          887,571         22,826           537,094
=========================================================================================================================
Reacquired:
  Series I                                                   (2,630,426)     (45,972,528)    (3,775,973)     (109,593,002)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (50,546)        (850,781)       (10,949)         (301,360)
=========================================================================================================================
Net increase (decrease) in share activity                     2,711,835     $ 29,876,890        (19,956)    $  (5,763,900)
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. GLOBAL REAL ESTATE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                NET GAINS
                    NET ASSET                    (LOSSES)                    DIVIDENDS  DISTRIBUTIONS
                      VALUE,       NET     ON SECURITIES (BOTH  TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                    BEGINNING  INVESTMENT      REALIZED AND     INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                    OF PERIOD   INCOME(a)      UNREALIZED)      OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
--------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended
  12/31/08            $21.88      $0.44          $(10.35)         $(9.91)     $(1.08)       $(1.66)        $(2.74)      $ 9.23
Year ended
  12/31/07             28.74       0.38            (1.52)          (1.14)      (1.69)        (4.03)         (5.72)       21.88
Year ended
  12/31/06             21.06       0.33             8.61            8.94       (0.28)        (0.98)         (1.26)       28.74
Year ended
  12/31/05             19.13       0.38             2.34            2.72       (0.22)        (0.57)         (0.79)       21.06
Year ended
  12/31/04             14.34       0.32             4.92            5.24       (0.14)        (0.31)         (0.45)       19.13
--------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended
  12/31/08             21.66       0.36           (10.19)          (9.83)      (1.07)        (1.66)         (2.73)        9.10
Year ended
  12/31/07             28.57       0.29            (1.49)          (1.20)      (1.68)        (4.03)         (5.71)       21.66
Year ended
  12/31/06             20.98       0.27             8.58            8.85       (0.28)        (0.98)         (1.26)       28.57
Year ended
  12/31/05             19.12       0.34             2.31            2.65       (0.22)        (0.57)         (0.79)       20.98
Year ended
  12/31/04(e)          13.96       0.20             5.41            5.61       (0.14)        (0.31)         (0.45)       19.12
________________________________________________________________________________________________________________________________
================================================================================================================================

                                                   RATIO OF          RATIO OF
                                                   EXPENSES          EXPENSES
                                                  TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                  NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                 NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                      TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                    RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-----------------------------------------------------------------------------------------------------------
SERIES I
Year ended
  12/31/08            (44.65)%    $ 82,582           1.17%(d)          1.17%(d)       2.51%(d)       62%
Year ended
  12/31/07             (5.54)      143,773           1.13              1.22           1.31           57
Year ended
  12/31/06             42.60       192,617           1.15              1.30           1.32           84
Year ended
  12/31/05             14.24        99,977           1.21              1.36           1.91           51
Year ended
  12/31/04             36.58        79,391           1.31              1.42           1.96           34
-----------------------------------------------------------------------------------------------------------
SERIES II
Year ended
  12/31/08            (44.72)        4,203           1.42(d)           1.42(d)        2.26(d)        62
Year ended
  12/31/07             (5.76)        2,646           1.38              1.47           1.06           57
Year ended
  12/31/06             42.30           311           1.40              1.55           1.07           84
Year ended
  12/31/05             13.85            62           1.45              1.61           1.67           51
Year ended
  12/31/04(e)          40.23            14           1.45(f)           1.66(f)        1.82(f)        34
___________________________________________________________________________________________________________
===========================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $118,894 and $3,336 for Series I and Series II shares, respectively.
(e)  Commencement date of April 30, 2004.
(f)  Annualized.


AIM V.I. GLOBAL REAL ESTATE FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. GLOBAL REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas




AIM V.I. GLOBAL REAL ESTATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $645.90        $4.84       $1,019.25       $5.94        1.17%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        645.80         5.87        1,018.00        7.20        1.42
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. GLOBAL REAL ESTATE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $10,325,571
     Corporate Dividends Received Deduction*                      0%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. GLOBAL REAL ESTATE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. GLOBAL REAL ESTATE FUND

[INVESCO AIM LOGO]             AIM V.I. GOVERNMENT SECURITIES FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                        [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the
Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC
Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public
Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800
732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim
Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and
Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.),
Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,
2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. GOVERNMENT SECURITIES FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                                                                          o  The need to limit or reduce exposure to
PERFORMANCE SUMMARY                                                                          a particular sector or issuer.

For the year ended December 31, 2008, Series I shares of AIM V.I. Government Securities   o  Realignment of a valuation target.
Fund, excluding variable product issuer charges, outperformed the Fund's broad market index and performed in line with its style-specific index.(triangle) Our active duration  o  Presentation of a better relative value
management strategy was a detractor from performance relative to the style-specific          opportunity.
index. Excluding variable product issuer charges, the Fund's Series I shares
outperformed the Fund's broad market index due to the Fund's exposure to agency           MARKET CONDITIONS AND YOUR FUND
mortgage-backed securities (MBS) and other government-backed bonds. These securities
benefited from various forms of government support.                                       Financial markets across the globe faced
                                                                                          severe challenges throughout 2008. Credit
   Your Fund's long-term performance appears later in this report.                        and money markets were under unusual
                                                                                          stress and experienced high levels of
FUND VS. INDEXES                                                                          volatility, which was magnified by
                                                                                          uncertainties about the future of the U.S.
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           economy. By the end of the year, economic
If variable product issuer charges were included, returns would be lower.                 activity around the world decelerated
                                                                                          sharply, the outlook for corporate profits
Series I Shares                                                                  12.31%   declined and the U.S. economy was
Series II Shares                                                                 11.98    officially declared to be in a recession.
Barclays Capital U.S. Aggregate Index(triangle)* (Broad Market Index)             5.24
Barclays Capital U.S. Government Index(triangle)* (Style-Specific Index)         12.39       During the year, as the housing market
Lipper VUF General U.S. Government Funds Index(triangle) (Peer Group Index)       2.64    continued to worsen and mortgage defaults
                                                                                          began to reach high levels,(1) the two
(triangle) Lipper Inc.                                                                    largest providers of U.S. mortgages,
                                                                                          Fannie Mae and Freddie Mac (not Fund
*  Effective 11/03/08, Lehman Brothers indexes were rebranded as Barclays Capital         holdings), were placed into U.S.
   indexes.                                                                               government conservatorship in an effort
=======================================================================================   to inject stability into the financial
                                                                                          and housing markets. In addition, large
HOW WE INVEST                                nomic analysis as well as bottom-up          financial institutions that were highly
                                             analysis on individual securities.           leveraged or under-capitalized, such as
We invest primarily in debt securities       Recommendations are communicated to          Lehman Brothers, AIG, Merrill Lynch,
issued, guaranteed or backed by the U.S.     portfolio managers through proprietary       Washington Mutual and Wachovia (not Fund
government or its agencies and               technology that allows all investment        holdings) became insolvent, causing
instrumentalities. These securities          professionals to communicate in a timely     significant market disruptions.
include: U.S. Treasury obligations and       manner.
obligations issued or guaranteed by U.S.                                                     Since the middle of 2007, the U.S.
government agencies and instrumentalities.      Portfolio construction begins with a      Federal Reserve (the Fed) deployed a range
We may also invest in derivative             well-defined portfolio design that           of policy tools to deal with a combination
instruments such as Treasury futures and     establishes the target investment vehicles   of economic weakness and financial market
options on Treasury futures.                 for generating the desired alpha (the        distress. Since December 2007, the Fed
                                             extra return above a specific benchmark)     lowered the federal funds target rate from
   We believe dynamic and complex            as well as the risk-parameters for the       4.25% to a range of zero to 0.25%.(2) The
fixed-income markets may create              Fund. Investment vehicles are evaluated      central bank in conjunction with the U.S.
opportunities for investors that are best    for liquidity and risk versus relative       Treasury Department sought to enhance
captured by independent specialist           value. Working closely with sector           market liquidity by introducing a large
decision makers interconnected as a global   specialists and traders, we determine the    number of programs, including the Primary
team. We use this philosophy to seek a       timing and amount of each alpha decision     Dealer Credit Facility and the Troubled
high level of current income consistent      to use in the portfolio.                     Asset
with concern for safety of principal.
                                                Sell decisions are based on:
   Our security selection is supported by
a team of independent specialists. Team      o  A conscious decision to alter the
members conduct top-down macroeco-              Fund's macro risk exposure (e.g.,
                                                duration, yield curve positioning,
                                                sector exposure).

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                 Total Net Assets              $1.6 billion
By security type
                                              1. Freddie Mac REMICS               30.8%   Total Number of Holdings*              887
U.S. Government Sponsored                     2. Federal National Mortgage                ==========================================
Mortgage-Backed Securities           74.9%       Association                      12.9
U.S. Government Sponsored                     3. Fannie Mae REMICS                12.3    The Fund's holdings are subject to change,
Agency Securities                    22.6     4. Federal Home Loan Bank            9.1    and there is no assurance that the Fund
U.S. Treasury Securities              1.1     5. Federal Farm Credit Bank          8.1    will continue to hold any particular
Foreign Sovereign Debt                0.3     6. Federal Agricultural Mortgage            security.
Money Market Funds                               Corp.                             7.0
Plus Other Assets Less Liabilities    1.1     7. Federal Home Loan Mortgage Corp.  6.5    *  Excluding money market fund holdings.
==========================================    8. Government National Mortgage
                                                 Association REMICS                5.3
                                              9. Government National Mortgage
                                                 Association                       4.6
                                             10. U.S. Treasury Securities          1.1
                                             ==========================================

AIM V.I. GOVERNMENT SECURITIES FUND

Relief Program (TARP). In addition,             During the year, we maintained an                           CLINT DUDLEY
governments around the globe acted           overweight exposure to MBS, preferring                         Chartered Financial
urgently to prevent further disruption in    higher coupon mortgage bonds. We favored          [DUDLEY      Analyst, portfolio
the financial system.                        this type of MBS for their attractive              PHOTO]      manager, is manager of
                                             yields and relatively small prepayment                         AIM V.I. Government
   Most fixed-income securities lost         risk in an environment of tight lending                        Securities Fund. He
ground along with other financial assets     conditions. However, in response to the      joined Invesco Aim in 1998. Mr. Dudley
during the year as the crisis in the         decline of residential mortgage rates and    earned a B.B.A. and an M.B.A. from Baylor
financial system deepened. Interest rates    soaring refinancing activity over the last   University. He joined the team on Jan. 14,
fell, risk premiums (the additional yield    three months of 2008, we shifted toward      2009, after the close of the reporting
over Treasuries) increased significantly     current- and lower-coupon mortgage pools.    period.
to all time wide levels,(1) and the yield    While the MBS market underperformed the
curve steepened as investors fled to the     U.S. Treasury market due to the general                        BRIAN SCHNEIDER
safety of government bonds, especially       flight-to-safety, agency MBS benefited                         Chartered Financial
those with short maturities. While credit    from the explicit support of the             [SCHNEIDER        Analyst, senior
and yield spreads widened substantially      government in various forms over the last          PHOTO]      portfolio manager, is
throughout 2008, default rates lagged, but   four months of the year. Consequently, the                     manager of AIM V.I.
picked up in the latter half of the year.    Fund's positioning in MBS was slightly                         Government Securities
                                             positive for relative performance.           Fund. He joined Invesco in 1987. Mr.
   The Fund began the year with a                                                         Schneider earned a B.A. in economics and
long-to-neutral duration positioning            As a part of our sector diversification   an M.B.A. from Bellarmine College. He
versus its style-specific index. Duration    strategy, we maintained small positions in   joined the team on Jan. 14, 2009, after
is a measure of a bond's sensitivity to      the U.S. Treasury and the U.S. agency        the close of the reporting period.
interest rate changes. In response to the    markets. In an environment of uncertainty
deepening turmoil in the credit markets      concerning the health of financial           BRENDAN GAU left the team on Jan. 14,
and rising concerns about the slowing        institutions, U.S. Treasury securities       2009, after the close of the reporting
economy, bond yields had declined by the     outperformed other major sectors of the      period.
middle of March 2008. As market liquidity    fixed-income market and contributed
improved and a less pessimistic economic     positively to the Fund's performance.        SCOT JOHNSON left the team on Jan. 14,
outlook emerged, yields rose considerably                                                 2009, after the close of the reporting
through the end of May. As a result, our        We thank you for your investment in AIM   period.
long-to-neutral duration structure over      V.I. Government Securities Fund.
the first few months of the year
negatively affected Fund performance.        (1) Barclays Capital
                                             (2) U.S. Federal Reserve
   During the summer of 2008, we shifted
to a short-to-neutral duration stance. As    The views and opinions expressed in
credit markets came under renewed pressure   management's discussion of Fund
and concerns about financial stability       performance are those of Invesco Aim
increased in the second half of the year,    Advisors, Inc. These views and opinions
credit spreads surged to record high         are subject to change at any time based on
levels1 and government bond yields           factors such as market and economic
declined sharply. Consequently, the Fund's   conditions. These views and opinions may
positioning with short-to-neutral duration   not be relied upon as investment advice or
detracted from relative performance.         recommendations, or as an offer for a
                                             particular security. The information is
   We used U.S. Treasury notes and U.S.      not a complete analysis of every aspect of
Treasury bond futures contracts to manage    any market, country, industry, security or
the Fund's duration. In our view, gaining    the Fund. Statements of fact are from
exposure to the U.S. Treasury market         sources considered reliable, but Invesco
through U.S. Treasury futures is a more      Aim Advisors, Inc. makes no representation
effective way to employ the Fund's cash      or warranty as to their completeness or
for duration management purposes than        accuracy. Although historical performance
buying actual bonds.                         is no guarantee of future results, these
                                             insights may help you understand our
   The Fund was positioned for a             investment management philosophy.
steepening of the yield curve throughout
2008. As long term bond yields fell less     See important Fund and index disclosures
than short term rates, the yield curve       later in this report.
steepened, which benefited relative
performance.

AIM V.I. GOVERNMENT SECURITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. GOVERNMENT SECURITIES FUND, A
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                             COMPARABLE FUTURE RESULTS; CURRENT           FUNDS, IS CURRENTLY OFFERED THROUGH
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INSURANCE COMPANIES ISSUING VARIABLE
Inception (5/5/93)                   5.37%   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
10 Years                             5.15    FINANCIAL ADVISOR FOR THE MOST RECENT        THE FUND DIRECTLY. PERFORMANCE FIGURES
 5 Years                             5.22    MONTH-END VARIABLE PRODUCT PERFORMANCE.      GIVEN REPRESENT THE FUND AND ARE NOT
 1 Year                             12.31    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INTENDED TO REFLECT ACTUAL VARIABLE
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       CHARGES, EXPENSES AND FEES ASSESSED IN
10 Years                             4.88%   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CONNECTION WITH A VARIABLE PRODUCT. SALES
 5 Years                             4.94    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        CHARGES, EXPENSES AND FEES, WHICH ARE
 1 Year                             11.98    SHARES.                                      DETERMINED BY THE VARIABLE PRODUCT
==========================================                                                ISSUERS, WILL VARY AND WILL LOWER THE
                                                THE NET ANNUAL FUND OPERATING EXPENSE     TOTAL RETURN.
SERIES II SHARES' INCEPTION DATE IS          RATIO SET FORTH IN THE MOST RECENT FUND
SEPTEMBER 19, 2001. RETURNS SINCE THAT       PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
DATE ARE HISTORICAL. ALL OTHER RETURNS ARE   FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
THE BLENDED RETURNS OF THE HISTORICAL        0.73% AND 0.98%, RESPECTIVELY. (1) THE       PRODUCT CHARGES, IS AVAILABLE ON THE
PERFORMANCE OF SERIES II SHARES SINCE        TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    INVESCO AIM AUTOMATED INFORMATION LINE,
THEIR INCEPTION AND THE RESTATED             SET FORTH IN THE MOST RECENT FUND            866 702 4402. AS MENTIONED ABOVE, FOR THE
HISTORICAL PERFORMANCE OF SERIES I SHARES    PROSPECTUS AS OF THE DATE OF THIS REPORT     MOST RECENT MONTH-END PERFORMANCE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    FOR SERIES I AND SERIES II SHARES WAS        INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
II SHARES) ADJUSTED TO REFLECT THE RULE      0.76% AND 1.01%, RESPECTIVELY. THE EXPENSE   CONTACT YOUR VARIABLE PRODUCT ISSUER OR
12B-1 FEES APPLICABLE TO SERIES II SHARES.   RATIOS PRESENTED ABOVE MAY VARY FROM THE     FINANCIAL ADVISOR.
THE INCEPTION DATE OF SERIES I SHARES IS     EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
MAY 5, 1993.                                 INCURRED DURING OF THIS REPORT THAT ARE      (1) Total annual operating expenses less
                                             BASED ON EXPENSES THE PERIOD COVERED BY          any contractual fee waivers and/or
   THE PERFORMANCE OF THE FUND'S SERIES I    THIS REPORT.                                     expense reimbursements by the advisor
AND SERIES II SHARE CLASSES WILL DIFFER                                                       in effect through at least April 30,
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                    2010. See current prospectus for more
                                                                                              information.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Index data from 4/30/93, Fund data from 5/5/93

               AIM V.I.                                                    Lipper VUF
             Government            Barclays             Barclays         General U.S.
          Securities Fund-       Capital U.S.         Capital U.S.        Government
 Date     Series I Shares    Government Index(1)   Aggregate Index(1)   Funds Index(1)

4/30/93                             $10000               $10000             $10000
   5/93        $ 9990                 9989                10013              10005
   6/93         10150                10211                10194              10223
   7/93         10180                10273                10252              10268
   8/93         10330                10502                10432              10436
   9/93         10363                10542                10460              10470
  10/93         10393                10582                10499              10506
  11/93         10312                10466                10410              10402
  12/93         10355                10507                10466              10496
   1/94         10479                10650                10608              10629
   2/94         10274                10425                10423              10424
   3/94         10064                10191                10166              10125
   4/94          9940                10110                10085              10036
   5/94          9950                10097                10084              10035
   6/94          9923                10074                10062               9985
   7/94         10070                10259                10261              10159
   8/94         10080                10261                10274              10176
   9/94          9969                10117                10123              10028
  10/94          9948                10109                10114              10000
  11/94          9916                10091                10091               9985
  12/94          9970                10152                10161              10069
   1/95         10120                10341                10362              10254
   2/95         10325                10564                10609              10481
   3/95         10367                10630                10674              10545
   4/95         10487                10769                10823              10685
   5/95         10858                11203                11242              11107
   6/95         10935                11289                11324              11189
   7/95         10869                11248                11299              11147
   8/95         10990                11380                11435              11285
   9/95         11077                11489                11546              11381
  10/95         11219                11664                11696              11539
  11/95         11383                11846                11872              11709
  12/95         11520                12014                12038              11869
   1/96         11599                12088                12118              11940
   2/96         11373                11842                11908              11705
   3/96         11293                11743                11825              11616
   4/96         11226                11668                11758              11539
   5/96         11181                11648                11735              11507
   6/96         11317                11798                11892              11652
   7/96         11351                11828                11925              11686
   8/96         11328                11801                11905              11668
   9/96         11498                11997                12112              11868
  10/96         11713                12261                12380              12114
  11/96         11883                12474                12592              12316
  12/96         11784                12347                12475              12207
   1/97         11820                12361                12514              12245
   2/97         11832                12378                12545              12264
   3/97         11736                12247                12406              12142
   4/97         11891                12423                12591              12317
   5/97         11974                12531                12710              12420
   6/97         12094                12671                12861              12555
   7/97         12368                13031                13208              12887
   8/97         12273                12902                13095              12769
   9/97         12428                13096                13289              12956
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  10/97         12571                13323                13481              13148
  11/97         12607                13391                13543              13197
  12/97         12744                13531                13680              13334
   1/98         12887                13733                13855              13513
   2/98         12876                13696                13845              13488
   3/98         12923                13735                13893              13528
   4/98         12983                13797                13965              13585
   5/98         13102                13938                14098              13715
   6/98         13210                14097                14217              13840
   7/98         13245                14119                14247              13865
   8/98         13460                14486                14479              14154
   9/98         13734                14876                14818              14511
  10/98         13663                14826                14740              14429
  11/98         13698                14831                14824              14440
  12/98         13729                14864                14868              14489
   1/99         13815                14950                14974              14563
   2/99         13544                14595                14713              14278
   3/99         13617                14652                14794              14370
   4/99         13654                14685                14841              14413
   5/99         13507                14556                14711              14268
   6/99         13446                14527                14664              14214
   7/99         13410                14506                14602              14151
   8/99         13410                14505                14595              14134
   9/99         13545                14623                14764              14306
  10/99         13594                14647                14818              14335
  11/99         13594                14626                14817              14340
  12/99         13548                14532                14746              14270
   1/00         13496                14552                14698              14227
   2/00         13649                14759                14875              14385
   3/00         13789                15018                15071              14586
   4/00         13777                14977                15028              14557
   5/00         13789                14986                15021              14564
   6/00         14018                15254                15334              14839
   7/00         14095                15401                15473              14944
   8/00         14262                15629                15697              15167
   9/00         14376                15674                15796              15258
  10/00         14465                15824                15901              15381
  11/00         14682                16135                16160              15660
  12/00         14920                16456                16460              15949
   1/01         15067                16622                16729              16137
   2/01         15188                16811                16875              16285
   3/01         15215                16870                16960              16359
   4/01         15148                16698                16890              16266
   5/01         15201                16753                16991              16353
   6/01         15241                16830                17056              16400
   7/01         15535                17234                17437              16736
   8/01         15656                17448                17637              16879
   9/01         15936                17752                17842              17140
  10/01         16257                18210                18215              17487
  11/01         16042                17801                17964              17191
  12/01         15875                17646                17850              17078
   1/02         15985                17761                17995              17206
   2/02         16137                17925                18169              17374
   3/02         15916                17535                17867              17101
   4/02         16205                17953                18213              17472
   5/02         16302                18060                18368              17598
   6/02         16426                18313                18527              17810
   7/02         16674                18715                18750              18113
   8/02         16923                19086                19067              18406
   9/02         17266                19533                19376              18723
  10/02         17170                19376                19288              18599
  11/02         17060                19209                19282              18511
  12/02         17399                19675                19681              18894
   1/03         17344                19626                19698              18894
   2/03         17526                19942                19970              19170
   3/03         17428                19885                19955              19098
   4/03         17511                19977                20119              19169
   5/03         17735                20496                20495              19549
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   6/03         17679                20389                20454              19473
   7/03         17173                19546                19766              18765
   8/03         17159                19655                19897              18892
   9/03         17538                20227                20424              19376
  10/03         17384                19939                20234              19213
  11/03         17454                19962                20282              19257
  12/03         17585                20138                20489              19402
   1/04         17685                20305                20653              19544
   2/04         17800                20548                20877              19751
   3/04         17871                20729                21033              19897
   4/04         17583                20106                20486              19438
   5/04         17511                20031                20404              19405
   6/04         17611                20112                20519              19484
   7/04         17711                20300                20723              19623
   8/04         17927                20695                21118              19913
   9/04         17927                20737                21175              19925
  10/04         18013                20902                21353              20052
  11/04         17956                20654                21183              19947
  12/04         18033                20839                21377              20094
   1/05         18064                20969                21512              20157
   2/05         18004                20821                21385              20070
   3/05         17973                20752                21275              20035
   4/05         18108                21085                21563              20261
   5/05         18197                21329                21796              20397
   6/05         18243                21449                21915              20466
   7/05         18197                21190                21715              20282
   8/05         18286                21503                21994              20525
   9/05         18226                21249                21767              20413
  10/05         18180                21099                21595              20288
  11/05         18226                21195                21690              20338
  12/05         18331                21391                21897              20492
   1/06         18362                21355                21898              20520
   2/06         18394                21388                21971              20553
   3/06         18302                21196                21755              20342
   4/06         18302                21137                21716              20298
   5/06         18302                21141                21692              20317
   6/06         18316                21200                21738              20347
   7/06         18501                21453                22032              20609
   8/06         18640                21756                22370              20896
   9/06         18748                21950                22566              21031
  10/06         18857                22065                22715              21105
  11/06         18964                22289                22979              21310
  12/06         18982                22135                22846              21150
   1/07         19029                22107                22836              21121
   2/07         19221                22448                23188              21439
   3/07         19285                22454                23189              21464
   4/07         19381                22565                23314              21566
   5/07         19220                22388                23137              21354
   6/07         19205                22379                23069              21276
   7/07         19381                22698                23261              21506
   8/07         19542                23041                23546              21692
   9/07         19607                23186                23725              21882
  10/07         19817                23356                23938              22083
  11/07         20090                23998                24369              22612
  12/07         20183                24051                24437              22608
   1/08         20602                24627                24848              23185
   2/08         20736                24860                24882              23344
   3/08         20819                25025                24967              23196
   4/08         20686                24674                24915              22973
   5/08         20603                24404                24732              22857
   6/08         20805                24546                24712              22961
   7/08         20905                24653                24692              22857
   8/08         21106                24905                24926              23002
   9/08         21106                25017                24592              22665
  10/08         20987                24949                24011              21865
  11/08         21942                26131                24793              22296
  12/08         22679                27031                25718              23206
====================================================================================================================================

AIM V.I. GOVERNMENT SECURITIES FUND

AIM V.I. GOVERNMENT SECURITIES FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR
SAFETY OF PRINCIPAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING                    Reverse repurchase agreements and         OTHER INFORMATION
IN THE FUND                                  dollar-roll transactions involve the risk
                                             that the market value of securities to be    The Chartered Financial
The Fund may engage in active and frequent   purchased by the Fund may decline below      Analyst--REGISTERED TRADEMARK--
trading of portfolio securities to achieve   the price at which the Fund is obligated     (CFA--REGISTERED TRADEMARK--) designation
its investment objective. If a fund does     to repurchase them, or that the other        is a globally recognized standard for
trade in this way, it may incur increased    party may default on its obligation such     measuring the competence and integrity of
costs, which can lower the actual return     that the Fund is delayed or prevented from   investment professionals.
of the fund. Active trading may also         completing the transaction.
increase short term gains and losses,                                                        The returns shown in management's
which may affect taxes that must be paid.       The Fund may invest in obligations        discussion of Fund performance are based
                                             issued by agencies and instrumentalities     on net asset values calculated for
   Since a large percentage of the Fund's    of the U.S. government that may vary in      shareholder transactions. Generally
assets may be invested in securities of a    the level of support they receive from the   accepted accounting principles require
limited number of companies, each            U.S. government. The U.S. government may     adjustments to be made to the net assets
investment has a greater effect on the       choose not to provide financial support to   of the Fund at period end for financial
Fund's overall performance, and any change   U.S.-government-sponsored agencies or        reporting purposes, and as such, the net
in the value of those securities could       instrumentalities if it is not legally       asset values for shareholder transactions
significantly affect the value of your       obligated to do so. In this case, if the     and the returns based on those net asset
investment in the Fund.                      issuer defaulted, the underlying fund        values may differ from the net asset
                                             holding securities of such an issuer might   values and returns reported in the
   Dollar-roll transactions involve the      not be able to recover its investment from   Financial Highlights. Additionally, the
risk that the market value of securities     the U.S. government.                         returns and net asset values shown
to be purchased by the Fund may decline                                                   throughout this report are at the Fund
below the price at which the Fund is         ABOUT INDEXES USED IN THIS REPORT            level only and do not include variable
obligated to repurchase them, or that the                                                 product issuer charges. If such charges
other party may default on its obligation    The BARCLAYS CAPITAL U.S. AGGREGATE INDEX    were included, the total returns would be
such that the Fund is delayed or prevented   covers U.S. investment-grade fixed-rate      lower.
from completing the transaction.             bonds with components for government and
                                             corporate securities, mortgage
   High-coupon, U.S. government agency       pass-throughs, and asset-backed
mortgage-backed securities provide a         securities.
higher coupon than current prevailing
market interest rates, and the Fund may         The unmanaged BARCLAYS CAPITAL U.S.
purchase such securities at a premium. If    GOVERNMENT INDEX consists of securities
these securities experience a                issued by the U.S. government including
faster-than-expected principal prepayment    public obligations of the U.S. Treasury
rate, both the market value and income       with a remaining maturity of one year or
from such securities will decrease.          more or publicly issued debt of U.S.
                                             government agencies, quasi-federal
   Interest rate risk refers to the risk     corporations and corporate or foreign debt
that bond prices generally fall as           guaranteed by the U.S. government.
interest rates rise and vice versa.
                                                The LIPPER VUF GENERAL U.S. GOVERNMENT
   The Fund may use enhanced investment      FUNDS INDEX is an equally weighted
techniques such as leveraging and            representation of the largest variable
derivatives. Leveraging entails risks such   insurance underlying funds in the Lipper
as magnifying changes in the value of the    General U.S. Government Funds category.
portfolio's securities. Derivatives are      These funds invest at least 65% of their
subject to counterparty risk--the risk       assets in U.S. government and agency
that the other party will not complete the   issues.
transaction with the Fund.
                                                The Fund is not managed to track the
   There is no guarantee that the            performance of any particular index,
investment techniques and risk analysis      including the indexes defined here, and
used by the Fund's portfolio managers will   consequently, the performance of the Fund
produce the desired results.                 may deviate significantly from the
                                             performance of the indexes.
   The prices of securities held by the
Fund may decline in response to market          A direct investment cannot be made in
risks.                                       an index. Unless otherwise indicated,
                                             index results include reinvested
   Reinvestment risk is the risk that a      dividends, and they do not reflect sales
bond's cash flows will be reinvested at an   charges. Performance of an index of funds
interest rate below that of the original     reflects fund expenses; performance of a
bond.                                        market index does not.

SCHEDULE OF INVESTMENTS

December 31, 2008





                                                       PRINCIPAL
                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------

U.S. GOVERNMENT SPONSORED MORTGAGE-BACKED SECURITIES-74.95%

COLLATERALIZED MORTGAGE OBLIGATIONS-51.44%

Fannie Mae REMICS,
  4.50%, 11/25/14 to 07/25/28                        $ 35,345,684    $   35,613,182
-----------------------------------------------------------------------------------
  5.00%, 12/25/15 to 03/25/25                          24,398,890        24,728,756
-----------------------------------------------------------------------------------
  4.00%, 03/25/16                                         370,396           371,203
-----------------------------------------------------------------------------------
  3.50%, 09/25/16                                          64,980            64,867
-----------------------------------------------------------------------------------
  6.50%, 06/25/20                                         148,314           149,004
-----------------------------------------------------------------------------------
  6.00%, 02/25/21 to 10/25/33                          89,602,797        91,170,451
-----------------------------------------------------------------------------------
  5.50%, 02/25/24 to 03/01/38                          46,195,258        46,756,786
-----------------------------------------------------------------------------------
Fannie Mae Whole Loans,
  5.50%, 07/25/34                                       3,172,131         3,112,477
-----------------------------------------------------------------------------------
Federal Home Loan Bank,
  4.75%, 10/25/10                                      43,899,382        44,568,847
-----------------------------------------------------------------------------------
Freddie Mac REMICS,
  5.50%, 07/15/10 to 02/15/28                         194,536,866       198,515,409
-----------------------------------------------------------------------------------
  6.75%, 06/15/11                                         623,867           640,125
-----------------------------------------------------------------------------------
  5.25%, 08/15/11                                       6,680,112         6,812,212
-----------------------------------------------------------------------------------
  5.38%, 08/15/11 to 09/15/11                           8,655,512         8,840,408
-----------------------------------------------------------------------------------
  4.50%, 03/15/14 to 08/15/27                          20,468,672        20,701,081
-----------------------------------------------------------------------------------
  5.00%, 06/15/14 to 09/15/27                          69,161,112        69,934,892
-----------------------------------------------------------------------------------
  5.13%, 10/15/15                                         876,152           876,329
-----------------------------------------------------------------------------------
  7.50%, 01/15/16                                       2,408,938         2,493,145
-----------------------------------------------------------------------------------
  4.25%, 04/15/16                                       1,759,152         1,758,979
-----------------------------------------------------------------------------------
  6.00%, 09/15/16 to 06/15/31                         149,739,893       152,914,224
-----------------------------------------------------------------------------------
  5.75%, 12/15/18                                      29,630,503        30,173,411
-----------------------------------------------------------------------------------
  4.00%, 11/15/26                                       2,906,536         2,913,315
-----------------------------------------------------------------------------------
Government National Mortgage Association (GNMA)
  REMICS,
  3.13%, 04/16/16                                       5,596,683         5,627,057
-----------------------------------------------------------------------------------
  5.14%, 06/16/23                                       4,977,060         5,029,168
-----------------------------------------------------------------------------------
  5.87%, 10/16/23                                         607,443           615,673
-----------------------------------------------------------------------------------
  2.17%, 02/16/24                                      23,919,288        23,212,245
-----------------------------------------------------------------------------------
  5.00%, 09/16/27 to 02/20/29                          14,848,189        15,024,897
-----------------------------------------------------------------------------------
  4.21%, 01/16/28                                      11,382,636        11,476,374
-----------------------------------------------------------------------------------
  4.75%, 10/16/29 to 12/20/29                          23,554,918        23,701,020
-----------------------------------------------------------------------------------
  4.50%, 08/20/35                                       1,463,758         1,483,378
===================================================================================
                                                                        829,278,915
===================================================================================


FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-6.48%

Pass Through Ctfs.,
  6.00%, 08/01/10 to 02/01/34                           6,618,260         6,862,252
-----------------------------------------------------------------------------------
  7.00%, 11/01/10 to 12/01/37                          11,292,945        11,823,409
-----------------------------------------------------------------------------------
  8.00%, 09/01/11 to 09/01/36                          18,810,503        20,102,509
-----------------------------------------------------------------------------------
  6.50%, 10/01/12 to 12/01/35                          10,939,064        11,400,732
-----------------------------------------------------------------------------------
  7.50%, 03/01/16 to 08/01/36                           7,797,093         8,196,619
-----------------------------------------------------------------------------------
  10.50%, 08/01/19                                          7,366             8,320
-----------------------------------------------------------------------------------
  8.50%, 09/01/20 to 08/01/31                           1,402,839         1,510,316
-----------------------------------------------------------------------------------
  10.00%, 03/01/21                                        118,878           135,236
-----------------------------------------------------------------------------------
  9.00%, 06/01/21 to 06/01/22                             957,775         1,044,401
-----------------------------------------------------------------------------------
  7.05%, 05/20/27                                         389,997           406,415
-----------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/38(a)                                   22,000,000        22,484,682
-----------------------------------------------------------------------------------
  5.50%, 01/01/39(a)                                   20,000,000        20,471,880
===================================================================================
                                                                        104,446,771
===================================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-12.43%

Pass Through Ctfs.,
  6.00%, 05/01/09 to 03/01/37                           7,227,167         7,493,022
-----------------------------------------------------------------------------------
  6.50%, 10/01/10 to 11/01/37                          13,276,401        13,835,013
-----------------------------------------------------------------------------------
  7.00%, 12/01/10 to 06/01/36                          37,826,758        39,743,988
-----------------------------------------------------------------------------------
  7.50%, 08/01/11 to 07/01/37                          24,373,821        25,805,544
-----------------------------------------------------------------------------------
  8.00%, 06/01/12 to 11/01/37                          26,816,268        28,376,925
-----------------------------------------------------------------------------------
  8.50%, 06/01/12 to 08/01/37                           9,743,588        10,510,683
-----------------------------------------------------------------------------------
  10.00%, 09/01/13 to 03/01/16                             56,161            61,351
-----------------------------------------------------------------------------------
  5.00%, 11/01/17 to 12/01/33                           1,902,113         1,963,194
-----------------------------------------------------------------------------------
  5.50%, 03/01/21                                             899               927
-----------------------------------------------------------------------------------
  6.75%, 07/01/24                                       1,555,946         1,639,635
-----------------------------------------------------------------------------------
  6.95%, 10/01/25 to 09/01/26                             207,658           219,987
-----------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/39(a)                                   58,000,000        59,459,048
-----------------------------------------------------------------------------------
  5.00%, 02/01/39(a)                                   11,000,000        11,197,659
===================================================================================
                                                                        200,306,976
===================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GOVERNMENT SECURITIES FUND

                                                       PRINCIPAL
                                                        AMOUNT            VALUE
-----------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)-4.60%

Pass Through Ctfs.,
  6.50%, 03/20/09 to 01/15/37                        $ 31,487,708    $   33,172,808
-----------------------------------------------------------------------------------
  9.38%, 06/15/09 to 12/15/09                              82,172            84,352
-----------------------------------------------------------------------------------
  7.50%, 07/15/09 to 05/15/37                          12,639,898        13,307,101
-----------------------------------------------------------------------------------
  8.00%, 07/15/12 to 01/15/37                           6,308,116         6,721,640
-----------------------------------------------------------------------------------
  6.75%, 08/15/13                                          62,612            65,727
-----------------------------------------------------------------------------------
  11.00%, 10/15/15                                          2,400             2,710
-----------------------------------------------------------------------------------
  9.50%, 09/15/16                                           3,366             3,657
-----------------------------------------------------------------------------------
  9.00%, 10/20/16 to 12/20/16                             113,426           120,943
-----------------------------------------------------------------------------------
  7.00%, 04/15/17 to 03/15/37                          10,807,182        11,395,891
-----------------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19                              4,294             4,596
-----------------------------------------------------------------------------------
  8.50%, 12/15/17 to 01/15/37                           1,596,680         1,706,982
-----------------------------------------------------------------------------------
  10.00%, 06/15/19                                         51,736            57,556
-----------------------------------------------------------------------------------
  6.00%, 06/20/20 to 08/15/33                           4,610,179         4,803,423
-----------------------------------------------------------------------------------
  6.95%, 08/20/25 to 08/20/27                           1,415,062         1,490,805
-----------------------------------------------------------------------------------
  6.25%, 06/15/27                                         193,113           201,602
-----------------------------------------------------------------------------------
  6.38%, 10/20/27 to 09/20/28                           1,016,199         1,066,751
===================================================================================
                                                                         74,206,544
===================================================================================
     Total U.S. Government Sponsored Mortgage-
       Backed Securities (Cost $1,205,336,343)                        1,208,239,206
===================================================================================



U.S. GOVERNMENT SPONSORED AGENCY SECURITIES-22.61%

FEDERAL AGRICULTURAL MORTGAGE CORP.-7.00%

Bonds,
  3.01%, 08/06/09                                     100,000,000       101,340,197
-----------------------------------------------------------------------------------
Medium-Term Notes,
  5.60%, 01/10/17                                      11,000,000        11,458,907
===================================================================================
                                                                        112,799,104
===================================================================================


FEDERAL FARM CREDIT BANK (FFCB)-8.05%

Bonds,
  3.10%, 09/17/10                                      10,935,000        11,096,849
-----------------------------------------------------------------------------------
  3.49%, 09/29/10                                      47,220,000        48,065,756
-----------------------------------------------------------------------------------
  3.55%, 10/06/10                                      50,000,000        50,936,427
-----------------------------------------------------------------------------------
  5.75%, 01/18/11                                       2,000,000         2,169,823
-----------------------------------------------------------------------------------
  5.59%, 10/04/21                                      10,075,000        10,693,518
-----------------------------------------------------------------------------------
  5.75%, 01/18/22                                       2,775,000         2,948,096
-----------------------------------------------------------------------------------
Medium-Term Notes,
  5.75%, 12/07/28                                       3,100,000         3,929,402
===================================================================================
                                                                        129,839,871
===================================================================================


FEDERAL HOME LOAN BANK (FHLB)-6.35%

Unsec. Bonds,
  3.06%, 07/22/09                                     100,000,000       100,205,085
-----------------------------------------------------------------------------------
  5.60%, 06/09/20                                       2,150,000         2,161,875
===================================================================================
                                                                        102,366,960
===================================================================================


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-0.43%

Sr. Unsec. Global Notes,
  5.25%, 01/15/09                                          23,000            23,042
-----------------------------------------------------------------------------------
Sr. Unsec. Global Bonds,
  6.63%, 11/15/30(b)                                      700,000         1,012,533
-----------------------------------------------------------------------------------
Sr. Unsec. Notes,
  6.50%, 11/25/25                                       4,762,000         4,796,121
-----------------------------------------------------------------------------------
Unsec. Sub. Disc. Deb.,
  6.74%, 10/09/19(c)                                    1,000,000           589,503
-----------------------------------------------------------------------------------
  7.37%, 10/09/19(c)                                      800,000           471,603
===================================================================================
                                                                          6,892,802
===================================================================================


PRIVATE EXPORT FUNDING CORP.-0.42%

Series G, Sec. Gtd. Notes, 6.67%, 09/15/09              6,601,000         6,870,767
===================================================================================


TENNESSEE VALLEY AUTHORITY-0.36%

Series A, Bonds, 6.79%, 05/23/12                        5,000,000         5,777,191
===================================================================================
     Total U.S. Government Sponsored Agency
       Securities (Cost $357,498,174)                                   364,546,695
===================================================================================



U.S. TREASURY SECURITIES-1.08%

U.S. TREASURY BILLS-0.02%

  0.49%, 10/22/09(b)(c)                                   300,000           299,242
===================================================================================


U.S. TREASURY NOTES-0.47%

  4.63%, 07/31/09(b)                                    7,411,000         7,594,538
===================================================================================


U.S. TREASURY BONDS-0.38%

  7.50%, 11/15/24(b)                                    2,815,000         4,526,432
-----------------------------------------------------------------------------------
  7.63%, 02/15/25(b)                                      550,000           894,867
-----------------------------------------------------------------------------------
  6.88%, 08/15/25(b)                                      500,000           761,797
===================================================================================
                                                                          6,183,096
===================================================================================


U.S. TREASURY STRIPS-0.21%

  4.78%, 11/15/18(b)(c)                                 1,400,000         1,048,251
-----------------------------------------------------------------------------------
  4.94%, 11/15/18(b)(c)                                 2,100,000         1,572,375
-----------------------------------------------------------------------------------
  6.37%, 11/15/18(b)(c)                                   405,000           303,244
-----------------------------------------------------------------------------------
  6.79%, 11/15/18(b)(c)                                   250,000           187,187
-----------------------------------------------------------------------------------
  6.85%, 11/15/18(b)(c)                                   250,000           187,187
===================================================================================
                                                                          3,298,244
===================================================================================
     Total U.S. Treasury Securities (Cost
       $15,034,330)                                                      17,375,120
===================================================================================



FOREIGN SOVEREIGN BONDS-0.28%

SOVEREIGN DEBT-0.28%

Israel Government Agency for International
  Development (AID) Bond (Israel), Gtd. Global
  Bonds, 5.13%, 11/01/24 (Cost $3,832,788)              3,800,000         4,561,774
===================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GOVERNMENT SECURITIES FUND

                                                        SHARES            VALUE
-----------------------------------------------------------------------------------

MONEY MARKET FUNDS-6.79%

Government & Agency Portfolio-Institutional Class
  (Cost $109,525,643)(d)                              109,525,643    $  109,525,643
===================================================================================
TOTAL INVESTMENTS-105.71% (Cost $1,691,227,278)                       1,704,248,438
===================================================================================
OTHER ASSETS LESS LIABILITIES-(5.71)%                                   (92,087,246)
===================================================================================
NET ASSETS-100.00%                                                   $1,612,161,192
___________________________________________________________________________________
===================================================================================



Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
REMICS  - Real Estate Mortgage Investment Conduits
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured


Notes to Schedule of Investments:

(a)   Security purchased on forward commitment basis. See Note 1J.
(b) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N and Note 8.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $1,581,701,635)                        $1,594,722,795
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  109,525,643
=======================================================
     Total investments (Cost
       $1,691,227,278)                    1,704,248,438
=======================================================
Receivables for:
  Forward commitments -- sales               18,545,625
-------------------------------------------------------
  Investments sold                           26,173,433
-------------------------------------------------------
  Fund shares sold                                  116
-------------------------------------------------------
  Dividends and Interest                      9,780,088
-------------------------------------------------------
  Principal paydowns                             18,132
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              34,658
-------------------------------------------------------
Other assets                                        381
=======================================================
     Total assets                         1,758,800,871
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Forward commitments, at value              18,717,192
-------------------------------------------------------
  Investments purchased                     113,219,098
-------------------------------------------------------
  Fund shares reacquired                        940,400
-------------------------------------------------------
  Amount due custodian                        1,094,233
-------------------------------------------------------
  Variation margin                           11,515,906
-------------------------------------------------------
  Accrued fees to affiliates                    971,388
-------------------------------------------------------
  Accrued other operating expenses               78,736
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              102,726
=======================================================
     Total liabilities                      146,639,679
=======================================================
Net assets applicable to shares
  outstanding                            $1,612,161,192
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,494,952,314
-------------------------------------------------------
Undistributed net investment income          60,726,416
-------------------------------------------------------
Undistributed net realized gain (loss)       (7,941,928)
-------------------------------------------------------
Unrealized appreciation                      64,424,390
=======================================================
                                         $1,612,161,192
_______________________________________________________
=======================================================



NET ASSETS:

Series I                                 $1,591,799,094
_______________________________________________________
=======================================================
Series II                                $   20,362,098
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                    121,992,016
_______________________________________________________
=======================================================
Series II                                     1,569,884
_______________________________________________________
=======================================================
Series I:
  Net asset value per share              $        13.05
_______________________________________________________
=======================================================
Series II:
  Net asset value per share              $        12.97
_______________________________________________________
=======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Interest                                  $ 62,714,932
------------------------------------------------------
Dividends from affiliated money market
  funds                                      1,686,267
======================================================
     Total investment income                64,401,199
======================================================


EXPENSES:

Advisory fees                                6,312,721
------------------------------------------------------
Administrative services fees                 3,722,006
------------------------------------------------------
Custodian fees                                 203,950
------------------------------------------------------
Distribution fees -- Series II                  47,751
------------------------------------------------------
Transfer agent fees                             16,661
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      51,177
------------------------------------------------------
Other                                          145,297
======================================================
     Total expenses                         10,499,563
======================================================
Less: Fees waived and expense offset
  arrangement(s)                              (470,487)
======================================================
     Net expenses                           10,029,076
======================================================
Net investment income                       54,372,123
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                       (819,066)
------------------------------------------------------
  Futures contracts                         54,019,774
======================================================
                                            53,200,708
======================================================
Change in net unrealized appreciation
  of:
  Investment securities                      7,151,079
------------------------------------------------------
  Futures contracts                         51,395,940
======================================================
                                            58,547,019
======================================================
Net realized and unrealized gain           111,747,727
======================================================
Net increase in net assets resulting
  from operations                         $166,119,850
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   54,372,123    $   52,094,836
-----------------------------------------------------------------------------------------------------------
  Net realized gain                                                            53,200,708         4,286,420
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                        58,547,019        11,480,413
===========================================================================================================
     Net increase in net assets resulting from operations                     166,119,850        67,861,669
===========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                    (56,114,206)      (45,822,129)
-----------------------------------------------------------------------------------------------------------
  Series II                                                                      (694,714)         (650,568)
===========================================================================================================
     Total distributions from net investment income                           (56,808,920)      (46,472,697)
===========================================================================================================
Share transactions-net:
  Series I                                                                    314,015,739       241,536,480
-----------------------------------------------------------------------------------------------------------
  Series II                                                                        79,644         2,208,083
===========================================================================================================
     Net increase in net assets resulting from share transactions             314,095,383       243,744,563
===========================================================================================================
     Net increase in net assets                                               423,406,313       265,133,535
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,188,754,879       923,621,344
===========================================================================================================
  End of year (includes undistributed net investment income of
     $60,726,416 and $56,693,446, respectively)                            $1,612,161,192    $1,188,754,879
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is a high level of current income consistent with reasonable concern for safety of principal.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


AIM V.I. GOVERNMENT SECURITIES FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

J. DOLLAR ROLL AND FORWARD COMMITMENT TRANSACTIONS -- The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced ("TBA") basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

        In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a "fee" or a "drop". "Fee" income which is agreed upon amongst the parties at the commencement of the dollar roll and the "drop" which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.

        Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.


AIM V.I. GOVERNMENT SECURITIES FUND

        At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.

        Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

        Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund's overall interest rate exposure.

K. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

L. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

M. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

N. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.


AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.50%
-------------------------------------------------------------------
Over $250 million                                             0.45%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.73% and Series II shares to 0.98% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $459,589.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $326,262 for accounting and fund administrative services and reimbursed $3,395,744 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the

AIM V.I. GOVERNMENT SECURITIES FUND

  Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN         OTHER
INPUT LEVEL               SECURITIES       INVESTMENTS*
-------------------------------------------------------
Level 1                 $  109,525,643      $51,574,797
-------------------------------------------------------
Level 2                  1,594,722,795         (171,567)
-------------------------------------------------------
Level 3                             --               --
=======================================================
                        $1,704,248,438      $51,403,230
_______________________________________________________
=======================================================



* Other investments include futures and open forward commitments, which are included at unrealized appreciation/(depreciation).

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $10,898.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $6,202 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--OPEN FORWARD COMMITMENTS -- SALES AT PERIOD-END


                                                                   COMMITMENT      PRINCIPAL
CONTRACT                                                              DATE           AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pass Through Ctfs., TBA 6.50%, 01/01/39                             02/19/09      $18,000,000     $18,717,192
_____________________________________________________________________________________________________________
=============================================================================================================





AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 8--FUTURES CONTRACTS AT PERIOD-END


                                                 OPEN FUTURES CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF          MONTH/                           UNREALIZED
CONTRACT                                                CONTRACTS        COMMITMENT           VALUE        APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 5 Year Notes                               3,281       March-2009/Long     $390,618,431      $ 9,269,362
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 10 Year Notes                              1,496       March-2009/Long      188,122,000       14,267,071
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 30 Year Bonds                              2,210       March-2009/Long      305,083,594       28,038,364
=======================================================================================================================
  Total                                                                                   $883,824,025      $51,574,797
_______________________________________________________________________________________________________________________
=======================================================================================================================



NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $56,808,920     $46,472,697
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   60,844,918
-------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                           43,764,158
-------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                             12,718,304
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (118,502)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,494,952,314
=================================================================================================
Total net assets                                                                   $1,612,161,192
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $54,493,981 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $1,807,290,595 and $1,277,021,003, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $46,268,715 and $38,786,776. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $14,890,384
-----------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (2,172,080)
===============================================================================================
Net unrealized appreciation of investment securities                                $12,718,304
_______________________________________________________________________________________________
===============================================================================================
Cost of investments for tax purposes is $1,672,812,942.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns, on December 31, 2008, undistributed net investment income was increased by $6,469,767 and undistributed net realized gain (loss) was decreased by $6,469,767. This reclassification had no effect on the net assets of the Fund.


AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 12--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ---------------------------
                                                               SHARES           AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                   42,340,755     $ 529,835,003     23,152,709     $278,908,747
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     722,852         8,979,278        442,120        5,311,096
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                    4,387,350        56,114,206      3,834,488       45,822,129
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                      54,659           694,714         54,716          650,568
=========================================================================================================================
Reacquired:
  Series I                                                  (21,773,179)     (271,933,470)    (6,854,490)     (83,194,396)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (772,520)       (9,594,348)      (313,409)      (3,753,581)
=========================================================================================================================
Net increase in share activity                               24,959,917     $ 314,095,383     20,316,134     $243,744,563
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 94% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET              ON SECURITIES               DIVIDENDS
                                  VALUE,       NET         (BOTH      TOTAL FROM   FROM NET    NET ASSET
                                BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT  VALUE, END    TOTAL
                                OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME     OF PERIOD  RETURN(b)
-------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $12.06      $0.50        $ 0.96        $1.46      $(0.47)     $13.05      12.22%
Year ended 12/31/07                11.80       0.59          0.16         0.75       (0.49)      12.06       6.43
Year ended 12/31/06                11.87       0.55         (0.13)        0.42       (0.49)      11.80       3.55
Year ended 12/31/05                12.07       0.45         (0.25)        0.20       (0.40)      11.87       1.66
Year ended 12/31/04                12.23       0.40         (0.09)        0.31       (0.47)      12.07       2.56
-------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                11.99       0.46          0.97         1.43       (0.45)      12.97      11.98
Year ended 12/31/07                11.74       0.56          0.15         0.71       (0.46)      11.99       6.11
Year ended 12/31/06                11.81       0.52         (0.13)        0.39       (0.46)      11.74       3.28
Year ended 12/31/05                12.01       0.41         (0.24)        0.17       (0.37)      11.81       1.41
Year ended 12/31/04                12.17       0.36         (0.08)        0.28       (0.44)      12.01       2.27
___________________________________________________________________________________________________________________
===================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-----------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $1,591,799          0.73%(d)          0.76%(d)       3.96%(d)      109%
Year ended 12/31/07                1,169,985          0.73              0.76           4.93          106
Year ended 12/31/06                  907,403          0.71              0.77           4.62           89
Year ended 12/31/05                  812,824          0.85              0.88           3.68          174
Year ended 12/31/04                  652,226          0.87              0.87           3.20           95
-----------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                   20,362          0.98(d)           1.01(d)        3.71(d)       109
Year ended 12/31/07                   18,770          0.98              1.01           4.68          106
Year ended 12/31/06                   16,218          0.96              1.02           4.37           89
Year ended 12/31/05                   18,863          1.10              1.13           3.43          174
Year ended 12/31/04                   17,728          1.12              1.12           2.95           95
_________________________________________________________________________________________________________________
=================================================================================================================



(a)   Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $1,355,949 and $19,100 for Series I and Series II shares, respectively.


AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas


AIM V.I. GOVERNMENT SECURITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00      $1,089.60       $3.78       $1,021.52       $3.66        0.72%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00       1,088.00        5.09        1,020.26        4.93        0.97
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. GOVERNMENT SECURITIES FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Corporate Dividends Received Deduction*                   0%
     U.S. Treasury Obligations*                             0.85%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. GOVERNMENT SECURITIES FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. GOVERNMENT SECURITIES FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. GOVERNMENT SECURITIES FUND

[INVESCO AIM LOGO]             AIM V.I. HIGH YIELD FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                  [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. HIGH YIELD FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       coupled with negative news, declining
                                                                                          expectations or an increasing risk
For the year ended December 31, 2008, Series I shares of AIM V.I. High Yield Fund,        profile.
excluding variable product issuer charges, outperformed the Fund's style-specific
index, but underperformed its broad market index.(triangle) As higher quality bonds       o  Very low yields.
(BB- and B-rated) outperformed lower quality securities (CCC-rated and below) within
the high yield market, the Fund's strategy of maintaining its focus on BB- and B-rated    o  Presentation of a better relative value
issues benefited performance relative to its style-specific benchmark. However, during       opportunity.
the period, high yield bonds underperformed investment grade debt issues, which was the
primary reason the Fund lagged its broad market index.                                    MARKET CONDITIONS AND YOUR FUND

   Your Fund's long-term performance appears later in this report.                        Financial markets across the globe faced
                                                                                          severe challenges throughout 2008. Credit
FUND VS. INDEXES                                                                          and money markets were under unusual
                                                                                          stress and experienced high levels of
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges. If        volatility, which was magnified by
variable product issuer charges were included, returns would be lower.                    uncertainties about the future of the U.S.
                                                                                          economy. By the end of the year, economic
Series I Shares                                                                 -25.69%   activity around the world decelerated
Series II Shares                                                                -25.80    sharply, the outlook for corporate profits
Barclay's Capital U.S. Aggregate Index(triangle) (Broad Market Index)             5.24    declined and the U.S. economy was
Barclays Capital U.S. Corporate High Yield Index(triangle)                                officially declared to be in a recession.
   (Style-Specific Index)                                                       -26.16
Lipper VUF High Current Yield Bond Funds Category Average(triangle)                          During the year, as the housing market
   (Peer Group)                                                                 -26.93    continued to worsen and mortgage defaults
                                                                                          began to reach high levels, the two
(triangle)Lipper Inc.                                                                     largest providers of U.S. mortgages,
                                                                                          Fannie Mae and Freddie Mac, were placed
Effective 11/03/08, the Lehman Brothers indexes were rebranded as Barclays Capital        into U.S. government conservatorship in an
indexes                                                                                   effort to inject stability into the
                                                                                          financial and housing markets. In
=======================================================================================   addition, large financial institutions
                                                                                          that were highly leveraged or
HOW WE INVEST                                and quantitative analysis. Changes in a      under-capitalized, such as Lehman
                                             security's risk/return profile or relative   Brothers, AIG, Merrill Lynch, Washington
We invest primarily in debt securities       value and top-down factors generally         Mutual and Wachovia became insolvent,
that are determined to be below investment   determine buy and sell decisions.            causing significant market disruptions.
grade quality. These "junk bonds" are
typically corporate bonds of U.S. based         Portfolio construction begins with a         Since the middle of 2007, the U.S.
companies, many of which are moderately      well-defined portfolio design that           Federal Reserve (the Fed) deployed a range
sized companies. We principally invest in    emphasizes diversification and establishes   of policy tools to deal with a combination
junk bonds rated B or above, although we     the target investment vehicles for           of economic weakness and financial market
own holdings with lower quality ratings as   generating the desired "alpha" (the extra    distress. Over the year, the Fed lowered
well. We may invest in convertible,          return above a specific benchmark) as well   the federal funds target rate by 400 basis
preferred, derivatives and foreign           as the risk parameters for the Fund.         points (4.0%) to a range of zero to
securities. We may also invest up to 25%     Investments are evaluated for liquidity      0.25%.(1) And the central bank in
of total assets in foreign securities of     and risk versus relative value. Working      conjunction with the U.S. Treasury
which 15% can be in developing markets.      closely with other investment specialists    Department sought to enhance market
                                             and traders, we determine the timing and     liquidity by introducing a large
   The primary driver of our security        amount of each alpha decision to use in
selection is fundamental analysis            the portfolio at any time taking into
conducted by a team of analysts who          account skill and market opportunities.
specialize by industry. This bottom-up
approach is augmented with an ongoing           Sell decisions are based on:
review of securities' relative value and a
top-down process that includes sector,       o  Low equity value to debt, high
economic                                        subordination and negative free cash
                                                flow

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 FIXED INCOME ISSUERS*
By credit quality

AA                                   0.04%   1. Wireless Telecommunication                 1. General Motors Acceptance Corp.
A                                     0.4       Services                           4.5%       LLC                               2.0%
BBB                                   1.3    2. Oil & Gas Exploration & Production 4.2     2. HCA, Inc.                         1.8
BB                                   28.1    3. Consumer Finance                   3.8     3. MGM Mirage                        1.3
B                                    35.6    4. Health Care Facilities             3.8     4. Avago Technologies Finance Ptc/
CCC                                  10.8    5. Integrated Telecommunication                  Avago Technologies U.S./
CC                                   0.07       Services                           3.5        Avago Technologies Wireless       1.3
NR                                   0.79    ==========================================    5. Qwest Communications
Equity (non-preferred)                0.6                                                     International Inc.                1.3
Money Market Funds                           ==========================================    6. Rainbow National Services LLC     1.2
Plus Other Assets Less Liabilities   22.3    Total Net Assets             $40.3 million    7. Sprint Capital Corp               1.2
==========================================                                                 8. TRAINS HY 1 2006 144A             1.1
                                             Total Number of Holdings*             227     9. Healthsouth Corp.                 1.1
                                             ==========================================   10. Viasystems Inc.                   1.0
                                                                                          ==========================================

Source: S&P, Moody's, Fitch: This table is calculated based on the highest rating assigned by one of these agencies to an individual security.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. HIGH YIELD FUND

number of programs, including the Primary       Another strong performer over the                   PETER EHRET
Dealer Credit Facility and the Troubled      period was GAZ CAPITAL S.A. a Luxem-                   Chartered Financial Analyst,
Asset Relief Program (TARP). In addition,    burg-based, company, which was formed as a   [EHRET    senior portfolio manager, is
governments around the globe acted           financing vehicle of Russian state-          PHOTO]    lead manager of AIM V.I. High
urgently to prevent further disruptions in   controlled gas company Gazprom. Over the               Yield Fund. Mr. Ehret joined
the financial system                         past few years, Gazprom benefited from the             Invesco Aim in 2001. He
                                             rapid growth of its market share in          graduated cum laude with a B.S. in
   Most fixed income securities lost         Europe.                                      economics from the University of
ground along with other financial assets                                                  Minnesota. He also earned an M.S. in real
during the year as the crisis within the        While the portfolio remained              estate appraisal and investment analysis
financial system deepened. Interest rates    well-diversified across industries and       from the University of Wisconsin-Madison.
fell, risk premiums (the additional yield    securities, some of the Fund's holdings
over Treasuries) increased significantly     delivered weaker performance results. DEX              CAROLYN GIBBS
to all time wide levels, and the yield       MEDIA INC., which publishes yellow and                 Chartered Financial Analyst,
curve steepened as investors fled to the     white pages of the telephone directory for   [GIBBS    senior portfolio manager, is
safety of government bonds, especially       Qwest Communications, was a detractor        PHOTO]    manager of AIM V.I. High Yield
those with short maturities. While credit    from performance for the year. The company             Fund. Ms. Gibbs has been in the
and yield spreads widened substantially      was hurt by the economic downturn and slow             investment business since 1983,
throughout 2008, default rates lagged, but   progress in developing alternatives to its   and she joined Invesco Aim in 1992. She
picked up in the latter half of the year.    core directory business.                     graduated magna cum laude from Texas
                                                                                          Christian University, where she earned a
   The high yield market experienced its        SPANSION LLC, a maker of flash memory     B.A. in English. She also earned an M.B.A.
worst annual performance in the past 20      devices, also detracted from returns. The    in finance from The Wharton School at the
years.(2) Not surprisingly, returns by       company's recent weak performance            University of Pennsylvania.
credit quality mostly reflected the          primarily can be attributed to the economy
overall flight-to-quality. BB-rated bonds    and general chip industry downturn.                    DARREN HUGHES
were the best performing credit segment of                                                          Chartered Financial Analyst,
the high yield market. While wireless,          Finally, MAGNACHIP SEMICONDUCTOR also     [HUGHES   senior portfolio manager, is
health care and aerospace/defense bonds      detracted from relative performance. The      PHOTO]   manager of AIM V.I. High Yield
fared better, all sectors reported           company was exposed to factors and                     Fund. He joined Invesco Aim in
negative total returns.                      geography that were of higher risk in                  1992. Mr. Hughes earned a B.B.A.
                                             terms of product demand and inventory        in finance and economics from Baylor
   During the period, we maintained our      corrections such as China. These factors     University.
focus on BB- and B-rated bonds -- the        led to pricing pressure and resulted in
higher and middle-quality tiers of the       lower profitability.
high yield market. Similar to the
investment grade corporate bond market,         Thank you for your investment in AIM
the best returns were from higher rated      V.I. High Yield Fund.
bonds, in this case, BB-rated securities.
As a result, our credit quality strategy     (1) U.S. Federal Reserve
was positive for relative performance.
                                             (2) StyleADVISOR
   In the finance companies industry, our
exposure to GMAC FINANCIAL SERVICES,         The views and opinions expressed in
formerly known as General Motors             management's discussion of Fund
Acceptance Corporation and the wholly        performance are those of Invesco Aim
owned financial services arm of General      Advisors, Inc. These views and opinions
Motors, had a positive impact on             are subject to change at any time based on
performance. During the first three          factors such as market and economic
quarters of 2008,the company was hurt by     conditions. These views and opinions may
problems associated with sub-prime           not be relied upon as investment advice or
lending. However, its performance improved   recommendations, or as an offer for a
significantly by the end of the year, as a   particular security. The information is
result the Fed's approval of a plan to       not a complete analysis of every aspect of
transform GMAC into a bank holding           any market, country, industry, security or
company.                                     the Fund. Statements of fact are from
                                             sources considered reliable, but Invesco
   In the energy sector, contributing to     Aim Advisors, Inc. makes no representation
Fund performance was CHESAPEAKE ENERGY,      or warranty as to their completeness or
one of the largest natural-gas providers     accuracy. Although historical performance
in the United States. Despite recent         is no guarantee of future results, these
struggles of the entire sector due to the    insights may help you understand our
plunging energy prices, the company          investment management philosophy.
benefited from its effective handling of
eroding prices of gas by hedging its         See important Fund and index disclosures
production at higher prices.                 later in this report.

AIM V.I. HIGH YIELD FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     20,000.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a                AIM V.I. HIGH YIELD FUND, A SERIES
effective than other types of charts in                                                   PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
illustrating                                    THE PERFORMANCE DATA QUOTED REPRESENT     IS CURRENTLY OFFERED THROUGH INSURANCE
                                             PAST PERFORMANCE AND CANNOT GUARANTEE        COMPANIES ISSUING VARIABLE PRODUCTS. YOU
==========================================   COMPARABLE FUTURE RESULTS; CURRENT           CANNOT PURCHASE SHARES OF THE FUND
AVERAGE ANNUAL TOTAL RETURNS                 PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   DIRECTLY. PERFORMANCE FIGURES GIVEN
As of 12/31/08                               CONTACT YOUR VARIABLE PRODUCT ISSUER OR      REPRESENT THE FUND AND ARE NOT INTENDED TO
                                             FINANCIAL ADVISOR FOR THE MOST RECENT        REFLECT ACTUAL VARIABLE PRODUCT VALUES.
SERIES I SHARES                              MONTH-END VARIABLE PRODUCT PERFORMANCE.      THEY DO NOT REFLECT SALES CHARGES,
Inception (5/1/98)                  -0.96%   PERFORMANCE FIGURES REFLECT FUND EXPENSES,   EXPENSES AND FEES ASSESSED IN CONNECTION
10 Years                            -0.24    REINVESTED DISTRIBUTIONS AND CHANGES IN      WITH A VARIABLE PRODUCT. SALES CHARGES,
 5 Years                            -0.98    NET ASSET VALUE. INVESTMENT RETURN AND       EXPENSES AND FEES, WHICH ARE DETERMINED BY
 1 Year                            -25.69    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   THE VARIABLE PRODUCT ISSUERS, WILL VARY
                                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        AND WILL LOWER THE TOTAL RETURN.
SERIES II SHARES                             SHARES.
10 Years                           -0.46%                                                    THE MOST RECENT MONTH-END PERFORMANCE
 5 Years                           -1.19        THE NET ANNUAL FUND OPERATING EXPENSE     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
 1 Year                           -25.80     RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THE
==========================================   PROSPECTUS AS OF THE DATE OF THIS REPORT     INVESCO AIM AUTOMATED INFORMATION LINE,
                                             FOR SERIES I AND SERIES II SHARES WAS        866 702 4402.
   SERIES II SHARES' INCEPTION DATE IS       0.97% AND 1.22%, RESPECTIVELY.(1) THE
MARCH 26, 2002. RETURNS SINCE THAT DATE      TOTAL ANNUAL FUND OPERATING EXPENSE RATIO       AS MENTIONED ABOVE, FOR THE MOST RECENT
ARE HISTORICAL. ALL OTHER RETURNS ARE THE    SET FORTH IN THE MOST RECENT FUND            MONTH-END PERFORMANCE INCLUDING VARIABLE
BLENDED RETURNS OF THE HISTORICAL PER-       PROSPECTUS AS OF THE DATE OF THIS REPORT     PRODUCT CHARGES, PLEASE CONTACT YOUR
FORMANCE OF SERIES II SHARES SINCE THEIR     FOR SERIES I AND SERIES II SHARES WAS        VARIABLE PRODUCT ISSUER OR FINANCIAL
INCEPTION AND THE RESTATED HISTORICAL        1.16% AND 1.41%, RESPECTIVELY. THE EXPENSE   ADVISOR.
PERFORMANCE OF SERIES I SHARES (FOR          RATIOS PRESENTED ABOVE MAY VARY FROM THE
PERIODS PRIOR TO INCEPTION OF SERIES II      EXPENSE RATIOS PRESENTED IN OTHER SECTIONS      HAD THE ADVISOR NOT WAIVED FEES AND/OR
SHARES) ADJUSTED TO REFLECT THE RULE 12B-1   OF THIS REPORT THAT ARE BASED ON EXPENSES    EXPENSES, PERFORMANCE WOULD HAVE BEEN
FEES APPLICABLE TO SERIES II SHARES. THE     INCURRED DURING THE PERIOD COVERED BY THIS   LOWER.
INCEPTION DATE OF SERIES I SHARES IS MAY     REPORT.
1, 1998.                                                                                  (1) Total annual operating expenses less
                                                                                              any contractual fee waivers and/or
   THE PERFORMANCE OF THE FUND'S SERIES I                                                     expense reimbursements by the advisor
AND SERIES II SHARE CLASSES WILL DIFFER                                                       in effect through at least April 30,
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                    2010. See current prospectus for more
                                                                                              information.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Index data from 4/30/98, Fund data from 5/1/98

                                                                      Lipper VUF High
                                                                       Current Yield
               AIM V.I.        Barclays Capital    Barclays Capital      Bond Funds
          High Yield Fund-   U.S. Corporate High    U.S. Aggregate        Category
  Date    Series I Shares       Yield Index(1)         Index(1)          Average(1)
-------   ----------------   -------------------   ----------------   ---------------
4/30/98                             $10000              $10000             $10000
   5/98       $10080                 10035               10095               9995
   6/98        10050                 10071               10180              10015
   7/98        10090                 10128               10202              10099
   8/98         9410                  9569               10368               9393
   9/98         9129                  9613               10611               9345
  10/98         8790                  9416               10555               9154
  11/98         9279                  9806               10615               9663
  12/98         9239                  9817               10647               9637
   1/99         9374                  9963               10723               9788
   2/99         9479                  9904               10535               9750
   3/99         9584                  9999               10594               9877
   4/99         9929                 10192               10627              10106
   5/99         9772                 10054               10534               9928
   6/99         9803                 10033               10501               9923
   7/99         9939                 10073               10456               9923
   8/99         9835                  9962               10451               9819
   9/99         9720                  9890               10572               9764
  10/99         9667                  9825               10611               9725
  11/99         9918                  9939               10610               9889
  12/99        10211                 10052               10559              10012
   1/00        10336                 10008               10525               9967
   2/00        10506                 10028               10652              10031
   3/00        10211                  9817               10792               9839
   4/00         9928                  9833               10761               9825
   5/00         9646                  9732               10756               9670
   6/00         9883                  9930               10980               9881
   7/00         9826                 10006               11080               9911
   8/00         9769                 10074               11240               9977
   9/00         9622                  9986               11311               9824
  10/00         8750                  9666               11386               9497
  11/00         8139                  9284               11572               9005
  12/00         8270                  9463               11787               9208
   1/01         8998                 10172               11979               9794
   2/01         8986                 10307               12084               9841
   3/01         8479                 10065               12145               9553
   4/01         8232                  9939               12094               9441
   5/01         8310                 10118               12167               9537
   6/01         7933                  9834               12213               9287
   7/01         7907                  9979               12486               9363
   8/01         7919                 10097               12629               9433
   9/01         7334                  9418               12776               8830
  10/01         7581                  9651               13044               9053
  11/01         7919                 10003               12864               9322
  12/01         7858                  9962               12782               9282
   1/02         7858                 10032               12886               9330
   2/02         7621                  9892               13010               9211
   3/02         7784                 10130               12794               9379
   4/02         7829                 10292               13042               9492
   5/02         7740                 10235               13153               9418
   6/02         7311                  9480               13267               8973
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   7/02         7045                  9066               13427               8693
   8/02         7119                  9325               13653               8834
   9/02         7045                  9202               13874               8722
  10/02         6956                  9122               13811               8683
  11/02         7297                  9687               13808               9139
  12/02         7400                  9822               14093               9216
   1/03         7548                 10149               14105               9401
   2/03         7622                 10274               14300               9516
   3/03         7829                 10570               14289               9726
   4/03         8229                 11197               14407              10173
   5/03         8347                 11313               14676              10286
   6/03         8584                 11638               14646              10535
   7/03         8525                 11510               14154              10430
   8/03         8629                 11643               14248              10568
   9/03         8851                 11961               14625              10818
  10/03         9073                 12202               14489              11030
  11/03         9221                 12387               14523              11168
  12/03         9475                 12668               14671              11431
   1/04         9682                 12910               14789              11603
   2/04         9635                 12877               14949              11578
   3/04         9650                 12965               15061              11632
   4/04         9682                 12876               14669              11584
   5/04         9476                 12658               14611              11407
   6/04         9634                 12840               14693              11569
   7/04         9713                 13014               14839              11702
   8/04         9903                 13270               15122              11898
   9/04        10062                 13462               15163              12062
  10/04        10252                 13706               15290              12282
  11/04        10394                 13871               15168              12424
  12/04        10540                 14078               15308              12596
   1/05        10557                 14059               15404              12579
   2/05        10786                 14266               15313              12756
   3/05        10475                 13851               15234              12410
   4/05        10312                 13716               15440              12272
   5/05        10508                 13960               15608              12470
   6/05        10687                 14234               15693              12662
   7/05        10867                 14483               15550              12854
   8/05        10900                 14510               15749              12920
   9/05        10785                 14365               15587              12828
  10/05        10671                 14265               15464              12732
  11/05        10736                 14340               15532              12843
  12/05        10826                 14463               15680              12957
   1/06        10952                 14694               15680              13114
   2/06        11078                 14792               15733              13220
   3/06        11132                 14880               15578              13273
   4/06        11167                 14972               15550              13355
   5/06        11167                 14970               15533              13326
   6/06        11096                 14917               15566              13270
   7/06        11186                 15063               15777              13376
   8/06        11347                 15308               16018              13558
   9/06        11473                 15525               16159              13716
  10/06        11635                 15736               16266              13900
  11/06        11814                 16000               16455              14103
  12/06        11989                 16176               16359              14248
   1/07        12146                 16357               16352              14384
   2/07        12283                 16585               16604              14574
   3/07        12322                 16603               16605              14622
   4/07        12498                 16819               16695              14809
   5/07        12596                 16944               16568              14917
   6/07        12381                 16640               16519              14680
   7/07        11930                 16051               16657              14228
   8/07        12009                 16270               16861              14401
   9/07        12322                 16696               16989              14738
  10/07        12421                 16796               17141              14849
  11/07        12088                 16431               17450              14562
  12/07        12139                 16479               17499              14616
   1/08        11927                 16259               17793              14343
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/08        11864                 16037               17817              14145
   3/08        11759                 15982               17878              14118
   4/08        12245                 16671               17841              14664
   5/08        12351                 16731               17710              14726
   6/08        12075                 16263               17696              14395
   7/08        11906                 16047               17681              14196
   8/08        11949                 16103               17849              14224
   9/08        11315                 14818               17609              13207
  10/08         9348                 12461               17194              11165
  11/08         8544                 11301               17753              10187
  12/08         9018                 12169               18416              10602
====================================================================================================================================

AIM V.I. HIGH YIELD FUND

AIM V.I. HIGH YIELD FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF CURRENT INCOME.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Credit risk is the risk of loss on an        The BARCLAYS CAPITAL U.S. AGGREGATE INDEX    The Chartered Financial
investment due to the deterioration of an    covers U.S. investment-grade fixed-rate      Analyst--REGISTERED TRADEMARK--
issuer's financial health. Such a            bonds with components for government and     (CFA--REGISTERED TRADEMARK--) designation
deterioration of financial health may        corporate securities, mortgage               is a globally recognized standard for
result in a reduction of the credit rating   pass-throughs, and asset-backed              measuring the competence and integrity of
of the issuer's securities and may lead to   securities.                                  investment professionals.
the issuer's inability to honor its
contractual obligations, including making       The BARCLAYS CAPITAL U.S. CORPORATE          The returns shown in management's
timely payment of interest and principal.    HIGH YIELD INDEX covers the universe of      discussion of Fund performance are based
                                             fixed rate, non-investment grade debt.       on net asset values calculated for
   Foreign securities have additional        Pay-in-kind bonds, Eurobonds, and debt       shareholder transactions. Generally
risks, including exchange rate changes,      issues from countries designated as          accepted accounting principles require
political and economic upheaval, relative    emerging markets are excluded, but           adjustments to be made to the net assets
lack of information, relatively low market   Canadian and global bonds (SEC registered)   of the Fund at period end for financial
liquidity, and the potential lack of         of issuers in non-emerging countries are     reporting purposes, and as such, the net
strict financial and accounting controls     included.                                    asset values for shareholder transactions
and standards.                                                                            and the returns based on those net asset
                                                The LIPPER VUF HIGH CURRENT YIELD BOND    values may differ from the net asset
   Investing in developing countries can     FUNDS CATEGORY AVERAGE represents an         values and returns reported in the
add additional risk, such as high rates of   average of all of the variable insurance     Financial Highlights. Additionally, the
inflation or sharply devalued currencies     underlying funds in the Lipper High          returns and net asset values shown
against the U.S. dollar. Transaction costs   Current Yield Bond Funds category. These     throughout this report are at the Fund
are often higher, and there may be delays    funds have no credit rating restriction,     level only and do not include variable
in settlement procedures.                    but tend to invest in fixed-income           product issuer charges. If such charges
                                             securities with lower credit ratings.        were included, the total returns would be
   Interest rate risk refers to the risk                                                  lower.
that bond prices generally fall as              The Fund is not managed to track the
interest rates rise and vice versa.          performance of any particular index,            Industry classifications used in this
                                             including the indexes defined here, and      report are generally according to the
   The Fund may invest in lower quality      consequently, the performance of the Fund    Global Industry Classification Standard,
debt securities, commonly known as "junk     may deviate significantly from the           which was developed by and is the
bonds." Compared to higher quality debt      performance of the indexes.                  exclusive property and a service mark of
securities, junk bonds involve greater                                                    MSCI Inc. and Standard & Poor's.
risk of default or price changes due to         A direct investment cannot be made in
changes in credit quality of the issuer      an index. Unless otherwise indicated,
because they are generally unsecured and     index results include reinvested
may be subordinated to other creditors'      dividends, and they do not reflect sales
claims. Credit ratings on junk bonds do      charges or fund expenses.
not necessarily reflect their actual
market risk.

   Leveraging entails risks such as
magnifying changes in the value of the
portfolio's securities.

   There is no guarantee that the
investment techniques and risk analysis
used by the Fund's portfolio managers will produce the desired results.

   The prices of securities held by the
Fund may decline in response to market
risks.

   Reinvestment risk is the risk that a
bond's cash flows will be reinvested at an interest rate below that of the original bond.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008




                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------

BONDS & NOTES-75.23%

AEROSPACE & DEFENSE-0.61%

DRS Technologies, Inc.,
  Sr. Unsec. Gtd. Notes,
  6.63%, 02/01/16                                    $   10,000    $    10,125
------------------------------------------------------------------------------
  Sr. Unsec. Sub. Gtd. Notes,
  7.63%, 02/01/18                                       205,000        207,819
------------------------------------------------------------------------------
Esterline Technologies Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.75%, 06/15/13                                        30,000         26,400
==============================================================================
                                                                       244,344
==============================================================================


AIRLINES-1.49%

Continental Airlines Inc.,
  Sr. Unsec. Unsub. Notes,
  8.75%, 12/01/11                                       185,000        115,625
------------------------------------------------------------------------------
  Series 2000-1, Class C-1, Sec. Sub. Pass Through
  Ctfs.,
  8.50%, 05/01/11                                        53,723         39,889
------------------------------------------------------------------------------
Delta Air Lines Inc.,
  Series 2002-1, Class C, Pass Through Ctfs.,
  7.78%, 01/02/12                                       342,763        299,918
------------------------------------------------------------------------------
  Series 2007-1, Class C, Global Pass Through
  Ctfs.,
  8.95%, 08/10/14                                       125,849         71,734
------------------------------------------------------------------------------
United Air Lines, Inc.-Series 2007-1, Class B, Sr.
  Sec. Gtd. Global Pass Through Ctfs.,
  7.34%, 07/02/19(b)                                    131,182         71,166
==============================================================================
                                                                       598,332
==============================================================================


ALTERNATIVE CARRIERS-0.82%

Intelsat Subsidiary Holding Co. Ltd. (Bermuda),
  Sr. Unsec. Notes,
  8.50%, 01/15/13(b)                                    170,000        158,950
------------------------------------------------------------------------------
Level 3 Financing Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.25%, 11/01/14                                       295,000        172,575
==============================================================================
                                                                       331,525
==============================================================================


ALUMINUM-1.14%

Century Aluminum Co.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.50%, 08/15/14                                       228,000        133,380
------------------------------------------------------------------------------
Novelis Inc. (Canada),
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 02/15/15                                       554,000        326,860
==============================================================================
                                                                       460,240
==============================================================================


APPAREL RETAIL-0.66%

Collective Brands, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.25%, 08/01/13                                       350,000        266,000
==============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-2.31%

American Achievement Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  8.25%, 04/01/12(b)                                    205,000        150,675
------------------------------------------------------------------------------
Hanesbrands, Inc.
  -Series B, Sr. Unsec. Gtd. Floating Rate Global
  Notes,
  5.70%, 12/15/14(c)                                    370,000        262,700
------------------------------------------------------------------------------
Levi Strauss & Co.,
  Sr. Unsec. Unsub. Global Notes,
  8.88%, 04/01/16                                       545,000        376,050
------------------------------------------------------------------------------
Perry Ellis International, Inc.
  -Series B, Sr. Unsec. Gtd. Sub. Global Notes,
  8.88%, 09/15/13                                       235,000        139,825
==============================================================================
                                                                       929,250
==============================================================================


AUTO PARTS & EQUIPMENT-0.50%

Lear Corp.
  -Series B, Sr. Unsec. Gtd. Global Notes,
  8.50%, 12/01/13                                       255,000         81,600
------------------------------------------------------------------------------
Tenneco Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.13%, 11/15/15                                       200,000         89,500
------------------------------------------------------------------------------
Visteon Corp.,
  Sr. Unsec. Unsub. Notes,
  7.00%, 03/10/14                                       180,000         29,700
==============================================================================
                                                                       200,800
==============================================================================


AUTOMOBILE MANUFACTURERS-0.76%

Ford Motor Co.,
  Sr. Unsec. Unsub. Global Notes,
  7.45%, 07/16/31                                       350,000         98,000
------------------------------------------------------------------------------
General Motors Corp.,
  Sr. Unsec. Unsub. Global Notes,
  7.20%, 01/15/11(d)                                    445,000        106,800
------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  8.38%, 07/15/33(d)                                    525,000         99,750
==============================================================================
                                                                       304,550
==============================================================================


BROADCASTING-2.91%

Charter Communications Holdings II LLC/Charter
  Communications Holdings II Capital Corp.,
  Sr. Unsec. Notes,
  10.25%, 09/15/10                                      265,000        127,200
------------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sec.
  Gtd. Second Lien Notes,
  8.00%, 04/30/12(b)                                    110,000         91,300
------------------------------------------------------------------------------
CSC Holdings, Inc.
  -Series B, Sr. Unsec. Notes,
  7.63%, 04/01/11                                        80,000         77,200
------------------------------------------------------------------------------
Hughes Network Systems LLC/HNS Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  9.50%, 04/15/14                                       250,000        205,625
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
BROADCASTING-(CONTINUED)

Rainbow National Services LLC,
  Sr. Unsec. Gtd. Unsub. Notes,
  8.75%, 09/01/12(b)                                 $  538,000    $   486,890
------------------------------------------------------------------------------
Virgin Media Finance PLC (United Kingdom),
  Sr. Unsec. Gtd. Global Notes,
  8.75%, 04/15/14                                       235,000        185,650
==============================================================================
                                                                     1,173,865
==============================================================================


BUILDING PRODUCTS-1.56%

AMH Holdings Inc.,
  Sr. Unsec. Disc. Global Notes,
  11.25%, 03/01/14(d)(e)                                655,000        366,800
------------------------------------------------------------------------------
Building Materials Corp. of America,
  Sec. Gtd. Second Lien Global Notes,
  7.75%, 08/01/14                                       260,000        163,800
------------------------------------------------------------------------------
Ply Gem Industries Inc.,
  Sr. Sec. Gtd. First & Second Lien Global Notes,
  11.75%, 06/15/13                                      175,000         97,125
==============================================================================
                                                                       627,725
==============================================================================


CASINOS & GAMING-3.18%

Great Canadian Gaming Corp. (Canada),
  Sr. Unsec. Gtd. Sub. Notes,
  7.25%, 02/15/15(b)                                     90,000         63,000
------------------------------------------------------------------------------
Mandalay Resort Group,
  Sr. Unsec. Gtd. Global Notes,
  6.50%, 07/31/09                                       105,000        102,112
------------------------------------------------------------------------------
MGM Mirage,
  Sr. Sec. Gtd. Notes,
  13.00%, 11/15/13(b)(d)                                255,000        247,350
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  6.63%, 07/15/15                                       273,000        174,379
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  7.50%, 06/01/16(d)                                    190,000        120,887
------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  8.75%, 10/01/13                                       190,000        150,100
------------------------------------------------------------------------------
Seneca Gaming Corp.,
  Sr. Unsec. Unsub. Global Notes,
  7.25%, 05/01/12                                       160,000        111,600
------------------------------------------------------------------------------
  -Series B, Sr. Unsec. Global Notes,
  7.25%, 05/01/12                                        95,000         66,263
------------------------------------------------------------------------------
Snoqualmie Entertainment Authority,
  Sr. Sec. Notes,
  9.13%, 02/01/15(b)                                    315,000        198,450
------------------------------------------------------------------------------
Station Casinos, Inc.,
  Sr. Unsec. Global Notes,
  6.00%, 04/01/12                                        10,000          2,038
------------------------------------------------------------------------------
Wynn Las Vegas Capital LLC/Corp.,
  Sr. Sec. Gtd. Global First Mortgage Notes,
  6.63%, 12/01/14                                        60,000         45,720
==============================================================================
                                                                     1,281,899
==============================================================================


COAL & CONSUMABLE FUELS-0.27%

Massey Energy Co.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  6.88%, 12/15/13                                       145,000        109,838
==============================================================================


COMMERCIAL PRINTING-0.04%

Quebecor World Inc. (Canada),
  Sr. Notes,
  9.75%, 01/15/15(b)(f)                                 105,000         15,750
==============================================================================


CONSTRUCTION & ENGINEERING-1.22%

Great Lakes Dredge & Dock Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.75%, 12/15/13                                       291,000        226,252
------------------------------------------------------------------------------
MasTec, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.63%, 02/01/17                                       350,000        266,000
==============================================================================
                                                                       492,252
==============================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.71%

Terex Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.38%, 01/15/14                                       135,000        119,475
------------------------------------------------------------------------------
Titan International, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.00%, 01/15/12                                       220,000        165,000
==============================================================================
                                                                       284,475
==============================================================================


CONSTRUCTION MATERIALS-1.19%

Texas Industries, Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  7.25%, 07/15/13                                        65,000         50,700
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  7.25%, 07/15/13(b)                                    135,000        105,300
------------------------------------------------------------------------------
U.S. Concrete, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.38%, 04/01/14                                       585,000        321,750
==============================================================================
                                                                       477,750
==============================================================================


CONSUMER FINANCE-3.79%

Ford Motor Credit Co. LLC,
  Sr. Unsec. Unsub. Global Notes,
  5.80%, 01/12/09                                       350,000        348,294
------------------------------------------------------------------------------
  7.00%, 10/01/13                                       145,000        100,050
------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  8.63%, 11/01/10                                       240,000        188,400
------------------------------------------------------------------------------
  9.88%, 08/10/11                                       120,000         91,800
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp. LLC,
  Sr. Unsec. Unsub. Global Notes,
  5.85%, 01/14/09(d)                                 $  230,000    $   228,907
------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Gtd. Notes,
  7.50%, 12/31/13(b)                                     29,000         21,227
------------------------------------------------------------------------------
  6.75%, 12/01/14(b)                                    294,000        211,683
------------------------------------------------------------------------------
  8.00%, 11/01/31(b)                                    491,000        311,785
------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  6.75%, 12/01/14                                        10,000          6,900
------------------------------------------------------------------------------
  Unsec. Sub. Notes,
  8.00%, 12/31/18(b)                                     35,000         18,407
==============================================================================
                                                                     1,527,453
==============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.25%

First Data Corp.,
  Sr. Notes,
  9.88%, 09/24/15(b)                                    155,000         94,163
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  9.88%, 09/24/15(d)                                    165,000        100,237
------------------------------------------------------------------------------
Lender Processing Services Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.13%, 07/01/16                                        95,000         84,550
------------------------------------------------------------------------------
Sungard Data Systems Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.13%, 08/15/13                                       256,000        224,000
==============================================================================
                                                                       502,950
==============================================================================


DISTILLERS & VINTNERS-0.44%

Constellation Brands Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 05/15/17                                       185,000        176,675
==============================================================================


DIVERSIFIED METALS & MINING-0.78%

FMG Finance Pty. Ltd. (Australia),
  Sr. Sec. Notes,
  10.63%, 09/01/16(b)                                   180,000        106,200
------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc.,
  Sr. Unsec. Notes,
  8.25%, 04/01/15                                       240,000        206,925
==============================================================================
                                                                       313,125
==============================================================================


DIVERSIFIED SUPPORT SERVICES-1.36%

Education Management LLC/ Education Management
  Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  8.75%, 06/01/14                                       105,000         81,637
------------------------------------------------------------------------------
Geo Group, Inc. (The),
  Sr. Unsec. Global Notes,
  8.25%, 07/15/13                                        68,000         60,180
------------------------------------------------------------------------------
Iron Mountain Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  8.00%, 06/15/20                                       150,000        121,875
------------------------------------------------------------------------------
Mobile Services Group Inc./Mobile Storage Group
  Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.75%, 08/01/14                                        60,000         43,200
------------------------------------------------------------------------------
Travelport LLC,
  Sr. Unsec. Gtd. Sub. Global Notes,
  11.88%, 09/01/16                                      190,000         56,050
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.88%, 09/01/14                                       485,000        186,725
==============================================================================
                                                                       549,667
==============================================================================


DRUG RETAIL-0.51%

General Nutrition Centers Inc.,
  Sr. Unsec. Gtd. PIK Global Notes,
  7.58%, 03/15/14(c)                                    250,000        131,250
------------------------------------------------------------------------------
Rite Aid Corp.,
  Sr. Unsec. Gtd. Unsub. Notes,
  8.63%, 03/01/15                                       215,000         75,788
==============================================================================
                                                                       207,038
==============================================================================


ELECTRIC UTILITIES-1.27%

Elwood Energy LLC,
  Sr. Sec. Global Notes,
  8.16%, 07/05/26                                       144,962        102,923
------------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.
  -Series C, Sr. Sec. Mortgage Bonds,
  7.16%, 01/15/14                                       134,013        128,713
------------------------------------------------------------------------------
Tenaska Alabama Partners L.P.,
  Sr. Sec. Mortgage Notes,
  7.00%, 06/30/21(b)                                    368,538        280,089
==============================================================================
                                                                       511,725
==============================================================================


GAS UTILITIES-0.34%

Ferrellgas Escrow LLC/Ferrellgas Finance Escrow
  Corp.,
  Sr. Unsec. Global Notes,
  6.75%, 05/01/14                                       200,000        137,000
==============================================================================


GENERAL MERCHANDISE STORES-1.14%

Dollar General Corp.,
  Sr. Unsec. Gtd. Sub. PIK Global Notes,
  11.88%, 07/15/17                                      205,000        175,787
------------------------------------------------------------------------------
Pantry, Inc. (The),
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.75%, 02/15/14                                       135,000         95,175
------------------------------------------------------------------------------
Susser Holdings LLC & Susser Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  10.63%, 12/15/13                                      210,000        187,950
==============================================================================
                                                                       458,912
==============================================================================


HEALTH CARE EQUIPMENT-0.33%

DJO Finance LLC/DJO Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  10.88%, 11/15/14                                      185,000        133,200
==============================================================================


HEALTH CARE FACILITIES-3.77%

Community Health Systems Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.88%, 07/15/15                                       305,000        283,650
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

HCA, Inc.,
  Sr. Sec. Gtd. Global Notes,
  9.13%, 11/15/14(d)                                 $  140,000    $   130,200
------------------------------------------------------------------------------
  9.25%, 11/15/16                                       600,000        555,000
------------------------------------------------------------------------------
  Sr. Unsec. Global Notes,
  6.38%, 01/15/15                                        55,000         33,000
------------------------------------------------------------------------------
Healthsouth Corp.,
  Sr. Unsec. Gtd. Floating Rate Global Notes,
  8.32%, 06/15/14(c)                                    105,000         82,950
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes,
  10.75%, 06/15/16(d)                                   380,000        351,500
------------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Unsec. Unsub. Notes,
  6.38%, 12/01/11                                       109,000         84,202
==============================================================================
                                                                     1,520,502
==============================================================================


HEALTH CARE SERVICES-2.07%

FMC Finance III SA,
  Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/15/17                                        95,000         89,837
------------------------------------------------------------------------------
Multiplan Inc.,
  Sr. Unsec. Sub. Notes,
  10.38%, 04/15/16(b)                                   135,000        109,688
------------------------------------------------------------------------------
Omnicare Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  6.75%, 12/15/13                                        65,000         55,575
------------------------------------------------------------------------------
  6.88%, 12/15/15                                       110,000         89,925
------------------------------------------------------------------------------
Rural/Metro Corp.,
  Sr. Gtd. Sub. Global Notes,
  9.88%, 03/15/15                                        56,000         44,240
------------------------------------------------------------------------------
Universal Hospital Services Inc.,
  Sr. Sec. PIK Global Notes,
  8.50%, 06/01/15                                       190,000        136,325
------------------------------------------------------------------------------
US Oncology Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.00%, 08/15/12                                       225,000        208,125
------------------------------------------------------------------------------
Viant Holdings Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  10.13%, 07/15/17 (Acquired 06/25/07-09/12/08;
  Cost $221,233)(b)                                     247,000        101,270
==============================================================================
                                                                       834,985
==============================================================================


HOMEBUILDING-0.24%

K. Hovnanian Enterprises Inc.,
  Sr. Sec. Gtd. Notes,
  11.50%, 05/01/13                                      115,000         87,400
------------------------------------------------------------------------------
TOUSA, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.00%, 07/01/10(f)                                    223,000         10,593
==============================================================================
                                                                        97,993
==============================================================================


HOTELS, RESORTS & CRUISE LINES-0.87%

NCL Corp. Ltd.,
  Sr. Unsec. Unsub. Global Notes,
  10.63%, 07/15/14                                      258,000        237,360
------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.,
  Sr. Unsec. Unsub. Global Notes,
  6.88%, 12/01/13                                        55,000         29,700
------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Trinidad),
  Sr. Unsec. Unsub. Yankee Notes,
  7.25%, 03/15/18                                       160,000         84,200
==============================================================================
                                                                       351,260
==============================================================================


HOUSEWARES & SPECIALTIES-0.48%

Jarden Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  7.50%, 05/01/17                                        60,000         41,100
------------------------------------------------------------------------------
Yankee Acquisition Corp.
  -Series B, Sr. Gtd. Global Notes,
  8.50%, 02/15/15                                       320,000        154,000
==============================================================================
                                                                       195,100
==============================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-2.72%

AES Red Oak LLC
  -Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19                                       323,171        261,769
------------------------------------------------------------------------------
Energy Future Holdings Corp.,
  Sr. Unsec. Gtd. Notes,
  10.88%, 11/01/17(b)                                   415,000        302,950
------------------------------------------------------------------------------
  -Series P, Sr. Unsec. Unsub. Global Notes,
  5.55%, 11/15/14                                         4,000          1,900
------------------------------------------------------------------------------
Intergen N.V. (Netherlands),
  Sr. Sec. Gtd. Bonds,
  9.00%, 06/30/17(b)                                     50,000         40,500
------------------------------------------------------------------------------
Mirant Americas Generation LLC,
  Sr. Unsec. Notes,
  8.50%, 10/01/21                                        85,000         65,025
------------------------------------------------------------------------------
NRG Energy, Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.38%, 02/01/16                                        40,000         37,600
------------------------------------------------------------------------------
  7.38%, 01/15/17(d)                                    155,000        144,150
------------------------------------------------------------------------------
Texas Competitive Electric Holdings Co. LLC
  -Series A, Sr. Unsec. Gtd. Notes,
  10.50%, 11/01/15(b)                                   335,000        241,025
==============================================================================
                                                                     1,094,919
==============================================================================


INDUSTRIAL CONGLOMERATES-0.61%

Aleris International Inc.,
  Sr. Unsec. Gtd. PIK Global Notes,
  9.00%, 12/15/14                                       215,000         15,050
------------------------------------------------------------------------------
Indalex Holding Corp.
  -Series B, Sr. Sec. Gtd. Global Notes,
  11.50%, 02/01/14                                      230,000         28,175
------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-(CONTINUED)

RBS Global Inc./Rexnord LLC,
  Sr. Unsec. Unsub. Gtd. Global Notes,
  9.50%, 08/01/14                                    $  270,000    $   203,175
==============================================================================
                                                                       246,400
==============================================================================


INDUSTRIAL MACHINERY-0.34%

Columbus McKinnon Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.88%, 11/01/13                                       158,000        136,670
==============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-3.49%

Frontier Communications Corp.,
  Sr. Unsec. Global Notes,
  7.88%, 01/15/27                                       340,000        197,200
------------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes,
  9.00%, 08/15/31                                       305,000        196,725
------------------------------------------------------------------------------
Hawaiian Telcom Communications Inc.
  -Series B, Sr. Unsec. Gtd. Unsub. Global Notes,
  9.75%, 05/01/13(f)                                    360,000         28,800
------------------------------------------------------------------------------
Intelsat Jackson Holdings Ltd. (Bermuda),
  Sr. Unsec. Gtd. Global Notes,
  11.25%, 06/15/16                                      210,000        193,200
------------------------------------------------------------------------------
Qwest Communications International Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 02/15/11                                       575,000        506,000
------------------------------------------------------------------------------
Windstream Corp.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.13%, 08/01/13                                       130,000        122,200
------------------------------------------------------------------------------
  8.63%, 08/01/16                                       180,000        162,000
==============================================================================
                                                                     1,406,125
==============================================================================


INVESTMENT BANKING & BROKERAGE-0.10%

E*Trade Financial Corp.,
  Sr. Unsec. Notes,
  7.88%, 12/01/15                                       105,000         38,850
==============================================================================


MOVIES & ENTERTAINMENT-0.44%

AMC Entertainment Inc.,
  Sr. Unsec. Sub. Global Notes,
  8.00%, 03/01/14                                       180,000        111,600
------------------------------------------------------------------------------
Marquee Holdings Inc.,
  Sr. Unsec. Disc. Global Notes,
  12.00%, 08/15/14(e)                                   125,000         64,688
==============================================================================
                                                                       176,288
==============================================================================


MULTI-LINE INSURANCE-0.05%

International Lease Finance Corp.,
  Sr. Unsec. Global Notes,
  6.38%, 03/15/09                                        20,000         19,025
==============================================================================


MULTI-SECTOR HOLDINGS-0.34%

Stena A.B. (Sweden),
  Sr. Unsec. Global Notes,
  7.50%, 11/01/13                                       195,000        134,794
==============================================================================


OFFICE SERVICES & SUPPLIES-0.16%

ACCO Brands Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.63%, 08/15/15                                       130,000         66,300
==============================================================================


OIL & GAS EQUIPMENT & SERVICES-0.66%

Bristow Group, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.50%, 09/15/17                                        95,000         63,650
------------------------------------------------------------------------------
Calfrac Holdings L.P.,
  Sr. Unsec. Notes,
  7.75%, 02/15/15(b)                                    245,000        131,075
------------------------------------------------------------------------------
Compagnie Generale de Geophysique-Veritas
  (France),
  Sr. Unsec. Gtd. Global Notes,
  7.75%, 05/15/17                                       120,000         69,600
==============================================================================
                                                                       264,325
==============================================================================


OIL & GAS EXPLORATION & PRODUCTION-4.21%

Chaparral Energy Inc.,
  Sr. Unsec. Gtd. Global Notes,
  8.50%, 12/01/15                                       140,000         32,200
------------------------------------------------------------------------------
  8.88%, 02/01/17                                       305,000         70,150
------------------------------------------------------------------------------
Chesapeake Energy Corp.,
  Sr. Unsec. Gtd. Global Notes,
  6.38%, 06/15/15                                       420,000        329,700
------------------------------------------------------------------------------
  6.88%, 11/15/20                                       100,000         73,000
------------------------------------------------------------------------------
Cimarex Energy Co.,
  Sr. Unsec. Gtd. Notes,
  7.13%, 05/01/17                                        85,000         67,575
------------------------------------------------------------------------------
Delta Petroleum Corp.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.00%, 04/01/15                                       575,000        120,750
------------------------------------------------------------------------------
Encore Acquisition Co.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  6.00%, 07/15/15                                       295,000        191,750
------------------------------------------------------------------------------
Gaz Capital S.A. (Luxembourg),
  Sr. Sec. Gtd. Notes,
  8.15%, 04/11/18(b)                                    200,000        144,372
------------------------------------------------------------------------------
Newfield Exploration Co.,
  Sr. Unsec. Sub. Global Notes,
  7.13%, 05/15/18                                       170,000        134,300
------------------------------------------------------------------------------
Plains Exploration & Production Co.,
  Sr. Unsec. Gtd. Notes,
  7.75%, 06/15/15                                       125,000         95,625
------------------------------------------------------------------------------
  7.63%, 06/01/18                                       185,000        128,575
------------------------------------------------------------------------------
Range Resources Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  7.50%, 05/15/16                                       135,000        118,125
------------------------------------------------------------------------------
SandRidge Energy, Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  8.00%, 06/01/18(b)                                    140,000         78,050
------------------------------------------------------------------------------
Swift Energy Co.,
  Sr. Unsec. Gtd. Notes,
  7.13%, 06/01/17                                       195,000        113,100
==============================================================================
                                                                     1,697,272
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING-0.48%

Tesoro Corp.,
  Sr. Unsec. Gtd. Unsub. Global Bonds,
  6.50%, 06/01/17                                    $  200,000    $   111,000
------------------------------------------------------------------------------
United Refining Co.
  -Series 2, Sr. Unsec. Gtd. Global Notes,
  10.50%, 08/15/12                                      145,000         84,100
==============================================================================
                                                                       195,100
==============================================================================


OIL & GAS STORAGE & TRANSPORTATION-1.10%

Copano Energy LLC,
  Sr. Unsec. Gtd. Global Notes,
  8.13%, 03/01/16                                       330,000        242,550
------------------------------------------------------------------------------
Inergy L.P./Inergy Finance Corp.,
  Sr. Unsec. Gtd. Global Notes,
  8.25%, 03/01/16                                       135,000        106,650
------------------------------------------------------------------------------
Kinder Morgan Energy Partners L.P.,
  Sr. Unsec. Putable Notes,
  9.00%, 02/01/12                                        90,000         94,382
==============================================================================
                                                                       443,582
==============================================================================


PACKAGED FOODS & MEATS-0.49%

Dole Food Co. Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.25%, 06/15/10                                       132,000         93,390
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  8.63%, 05/01/09                                       115,000        105,800
==============================================================================
                                                                       199,190
==============================================================================


PAPER PACKAGING-1.31%

Caraustar Industries, Inc.,
  Sr. Unsec. Unsub. Notes,
  7.38%, 06/01/09                                       360,000        221,400
------------------------------------------------------------------------------
Graham Packaging Co. Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  9.88%, 10/15/14                                       130,000         78,650
------------------------------------------------------------------------------
Rock-Tenn Co.,
  Sr. Unsec. Gtd. Notes,
  9.25%, 03/15/16(b)                                    245,000        229,075
==============================================================================
                                                                       529,125
==============================================================================


PAPER PRODUCTS-2.97%

Abitibi-Consolidated Co. of Canada (Canada),
  Sr. Sec. Gtd. Notes,
  13.75%, 04/01/11(b)                                   140,000         90,300
------------------------------------------------------------------------------
Cellu Tissue Holdings, Inc.,
  Sec. Gtd. Global Notes,
  9.75%, 03/15/10                                       182,000        144,690
------------------------------------------------------------------------------
Domtar Corp.,
  Sr. Unsec. Gtd. Global Notes,
  5.38%, 12/01/13                                       205,000        129,662
------------------------------------------------------------------------------
Exopack Holding Corp.,
  Sr. Unsec. Gtd. Global Notes,
  11.25%, 02/01/14                                      210,000        124,950
------------------------------------------------------------------------------
Georgia-Pacific LLC,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.00%, 01/15/15(b)                                    125,000        107,500
------------------------------------------------------------------------------
  7.13%, 01/15/17(b)                                    140,000        119,000
------------------------------------------------------------------------------
Mercer International Inc.,
  Sr. Unsec. Global Notes,
  9.25%, 02/15/13                                       537,000        271,185
------------------------------------------------------------------------------
Neenah Paper, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  7.38%, 11/15/14                                       179,000         97,555
------------------------------------------------------------------------------
Verso Paper Holdings LLC/Verso Paper Inc.
  -Series B, Sr. Unsec. Gtd. Sub. Global Notes,
  11.38%, 08/01/16                                      350,000        110,250
==============================================================================
                                                                     1,195,092
==============================================================================


PERSONAL PRODUCTS-0.43%

NBTY, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.13%, 10/01/15                                       249,000        174,300
==============================================================================


PHARMACEUTICALS-0.54%

Elan Finance PLC/Elan Finance Corp. (Ireland),
  Sr. Unsec. Gtd. Global Notes,
  7.75%, 11/15/11                                       361,000        216,149
==============================================================================


PROPERTY & CASUALTY INSURANCE-0.45%

Crum & Forster Holdings Corp.,
  Sr. Unsec. Unsub. Global Notes,
  7.75%, 05/01/17                                       255,000        182,325
==============================================================================


PUBLISHING-0.91%

Dex Media Inc.,
  Sr. Unsec. Disc. Global Notes,
  9.00%, 11/15/13(e)                                    373,000         72,735
------------------------------------------------------------------------------
Dex Media West LLC/Dex Media West Finance Co.,
  Series B, Sr. Unsec. Sub. Global Notes,
  9.88%, 08/15/13                                       170,000         43,350
------------------------------------------------------------------------------
MediMedia USA Inc.,
  Sr. Sub. Notes,
  11.38%, 11/15/14(b)                                    30,000         18,300
------------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen Finance Co.,
  Sr. Unsec. Gtd. Sub. Disc. Global Notes,
  12.50%, 08/01/16(e)                                   570,000        213,750
------------------------------------------------------------------------------
Reader's Digest Association Inc. (The),
  Sr. Unsec. Gtd. Sub. Global Notes,
  9.00%, 02/15/17                                       210,000         19,425
==============================================================================
                                                                       367,560
==============================================================================


RAILROADS-0.20%

Kansas City Southern Railway,
  Sr. Unsec. Gtd. Unsub. Notes,
  8.00%, 06/01/15                                       100,000         81,000
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT-0.59%

Amkor Technology Inc.,
  Sr. Unsec. Global Notes,
  7.13%, 03/15/11                                    $  325,000    $   225,469
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes,
  9.25%, 06/01/16                                        20,000         11,600
==============================================================================
                                                                       237,069
==============================================================================


SEMICONDUCTORS-3.91%

Avago Technologies Finance Pte./Avago Technologies
  U.S./Avago Technologies Wireless (Singapore),
  Sr. Unsec. Gtd. Global Notes,
  10.13%, 12/01/13                                      585,000        451,181
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  11.88%, 12/01/15                                      120,000         84,450
------------------------------------------------------------------------------
Freescale Semiconductor Inc.,
  Sr. Unsec. Gtd. Notes,
  8.88%, 12/15/14                                       435,000        195,750
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
  10.13%, 12/15/16(d)                                   290,000        121,800
------------------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co. (South Korea),
  Sr. Sec. Gtd. Global Notes,
  6.88%, 12/15/11(f)                                    360,000         18,900
------------------------------------------------------------------------------
NXP BV/NXP Funding LLC (Netherlands),
  Sr. Sec. Gtd. Global Notes,
  7.88%, 10/15/14                                       570,000        223,725
------------------------------------------------------------------------------
Spansion Inc.,
  Sr. Sec. Floating Rate Notes,
  5.33%, 06/01/13(b)(c)                                 440,000         75,900
------------------------------------------------------------------------------
Viasystems Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  10.50%, 01/15/11                                      545,000        403,300
==============================================================================
                                                                     1,575,006
==============================================================================


SPECIALTY CHEMICALS-1.14%

Huntsman International LLC,
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.38%, 01/01/15                                       265,000        140,450
------------------------------------------------------------------------------
JohnsonDiversey Holdings Inc.
  -Series B, Sr. Unsec. Sub. Disc. Global Notes,
  10.67%, 05/15/13(e)                                    75,000         52,875
------------------------------------------------------------------------------
NewMarket Corp.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  7.13%, 12/15/16                                       150,000        114,000
------------------------------------------------------------------------------
Polypore Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes,
  8.75%, 05/15/12                                       205,000        151,700
==============================================================================
                                                                       459,025
==============================================================================


SPECIALTY STORES-0.92%

Michaels Stores, Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  10.00%, 11/01/14(d)                                   270,000        122,850
------------------------------------------------------------------------------
Sally Holdings LLC/Sally Capital Inc.,
  Sr. Unsec. Gtd. Global Notes,
  9.25%, 11/15/14(d)                                    285,000        247,594
==============================================================================
                                                                       370,444
==============================================================================


STEEL-0.82%

Metals USA, Inc.,
  Sr. Sec. Gtd. Global Notes,
  11.13%, 12/01/15                                      185,000        111,000
------------------------------------------------------------------------------
Steel Capital S.A. (Russia),
  Sec. Loan Participation Notes,
  9.75%, 07/29/13(b)                                    225,000        120,375
------------------------------------------------------------------------------
Steel Dynamics Inc.,
  Sr. Unsec. Unsub. Notes,
  7.75%, 04/15/16(b)                                    145,000         98,600
==============================================================================
                                                                       329,975
==============================================================================


THRIFTS & MORTGAGE FINANCE-0.04%

Countrywide Financial Corp.,
  Sr. Unsec. Gtd. Unsub. Floating Rate Medium-Term
  Notes,
  4.35%, 01/05/09(c)                                     15,000         15,056
==============================================================================


TIRES & RUBBER-1.34%

Cooper Tire & Rubber Co.,
  Sr. Unsec. Unsub. Notes,
  8.00%, 12/15/19                                       320,000        148,800
------------------------------------------------------------------------------
  7.63%, 03/15/27                                       260,000        109,200
------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The),
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.00%, 07/01/15                                       340,000        282,200
==============================================================================
                                                                       540,200
==============================================================================


TRADING COMPANIES & DISTRIBUTORS-1.41%

Ashtead Capital Inc.,
  Sec. Gtd. Notes,
  9.00%, 08/15/16(b)                                    150,000         76,875
------------------------------------------------------------------------------
United Rentals North America, Inc.,
  Sr. Unsec. Gtd. Global Notes,
  6.50%, 02/15/12                                       297,000        236,115
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes,
  7.75%, 11/15/13                                        25,000         16,625
------------------------------------------------------------------------------
Wesco Distribution Inc.,
  Sr. Gtd. Sub. Global Notes,
  7.50%, 10/15/17                                       360,000        238,500
==============================================================================
                                                                       568,115
==============================================================================


TRUCKING-0.59%

Hertz Corp. (The),
  Sr. Unsec. Gtd. Global Notes,
  8.88%, 01/01/14                                       380,000        235,600
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

                                                      PRINCIPAL
                                                       AMOUNT         VALUE
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-4.46%

Centennial Cellular Operating Co./Centennial
  Communications Corp.,
  Sr. Unsec. Gtd. Global Notes,
  10.13%, 06/15/13                                   $  348,000    $   352,350
------------------------------------------------------------------------------
Cricket Communications Inc.,
  Sr. Unsec. Gtd. Unsub. Global Notes,
  9.38%, 11/01/14                                        60,000         54,900
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes,
  10.00%, 07/15/15(b)                                   255,000        234,600
------------------------------------------------------------------------------
Digicel Group Ltd. (Bermuda),
  Sr. Unsec. Notes,
  8.88%, 01/15/15(b)                                    540,000        348,975
------------------------------------------------------------------------------
iPCS Inc.,
  Sr. Sec. Gtd. Floating Rate First Lien Global
  Notes,
  5.32%, 05/01/13(c)                                    260,000        187,200
------------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
  8.38%, 03/15/12                                       525,000        425,263
------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes,
  6.88%, 11/15/28                                        90,000         54,153
------------------------------------------------------------------------------
VIP Finance Ireland Ltd. (Ireland),
  Sec. Loan Participation Note,
  8.38%, 04/30/13(b)                                    210,000        140,626
==============================================================================
                                                                     1,798,067
==============================================================================
     Total Bonds & Notes (Cost $43,558,894)                         30,309,128
==============================================================================



BUNDLED SECURITIES-1.12%

INVESTMENT BANKING & BROKERAGE-1.12%

Targeted Return Index Securities Trust
  -Series HY 2006-1 Sec. Bonds (Acquired 08/15/08;
  Cost $595,350) (Cost $596,587)(b)                     630,000        452,277
==============================================================================


                                                       SHARES

PREFERRED STOCKS-0.66%

INVESTMENT BANKING & BROKERAGE-0.15%

Preferred Blocker Inc.-Pfd.(b)                              195         61,376
==============================================================================


PACKAGED FOODS & MEATS-0.51%

Heinz (H.J.) Finance Co.-Series B, 8.00%-Pfd.(b)              2        206,125
==============================================================================
     Total Preferred Stocks (Cost $261,376)                            267,501
==============================================================================



COMMON STOCKS & OTHER EQUITY INTERESTS-0.58%

BROADCASTING-0.52%

Adelphia Communications Corp.,(g)                            --         14,965
------------------------------------------------------------------------------
Adelphia Recovery Trust-Series ACC-1(g)                 318,570         11,150
------------------------------------------------------------------------------
Adelphia Recovery Trust-Series ARAHOVA(g)               109,170         27,293
------------------------------------------------------------------------------
Sirius XM Radio Inc. Wts., expiring 03/15/10(h)             182             47
------------------------------------------------------------------------------
Time Warner Cable, Inc.-Class A(i)                        6,323        135,628
------------------------------------------------------------------------------
Virgin Media Inc.                                         4,129         20,604
==============================================================================
                                                                       209,687
==============================================================================


CONSTRUCTION MATERIALS-0.00%

Dayton Superior Corp.-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(b)(h)                        175              0
==============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.00%

XO Holdings Inc.(i)                                          33              5
------------------------------------------------------------------------------
XO Holdings Inc.-Class A-Wts., expiring
  01/16/10(h)                                             1,533              6
------------------------------------------------------------------------------
XO Holdings Inc.-Class B-Wts., expiring
  01/16/10(h)                                             1,148              5
------------------------------------------------------------------------------
XO Holdings Inc.-Class C-Wts., expiring
  01/16/10(h)                                             1,148              0
==============================================================================
                                                                            16
==============================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.06%

iPCS, Inc.(i)                                             3,489         23,935
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $503,823)                                                 233,638
==============================================================================


                                                      PRINCIPAL
                                                       AMOUNT

SENIOR SECURED FLOATING RATE INTEREST LOANS-0.13%

AIRLINES-0.13%

Evergreen International Aviation, Inc.
  Sr. Gtd. First Lien Term Loan,
  9.00%, 10/31/11 (Cost $96,249)(c)                  $   96,249         53,899
==============================================================================


                                                       SHARES

MONEY MARKET FUNDS-19.60%

Liquid Assets Portfolio-Institutional Class(j)        3,948,020      3,948,020
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(j)              3,948,020      3,948,020
==============================================================================
     Total Money Market Funds (Cost $7,896,040)                      7,896,040
==============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-97.32% (Cost $52,912,969)                                   39,212,483
==============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN




MONEY MARKET FUNDS-3.99%

Liquid Assets Portfolio-Institutional Class (Cost
  $1,607,461)(j)(k)                                   1,607,461      1,607,461
==============================================================================
TOTAL INVESTMENTS-101.31% (Cost $54,520,430)                        40,819,944
==============================================================================
OTHER ASSETS LESS LIABILITIES-(1.31)%                                 (528,232)
==============================================================================
NET ASSETS-100.00%                                                 $40,291,712
______________________________________________________________________________
==============================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

Investment Abbreviations:

Ctfs.   - Certificates
Disc.   - Discounted
Gtd.    - Guaranteed
Jr.     - Junior
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $6,161,219, which represented 15.29% of the Fund's Net Assets.
(c) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2008.
(d)   All or a portion of this security was out on loan at December 31, 2008.
(e) Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate market value of these securities at December 31, 2008 was $74,043, which represented 0.18% of the Fund's Net Assets.
(g) Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i)   Non-income producing security.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.
(k) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $45,016,929)*                           $ 31,316,443
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   9,503,501
======================================================
     Total investments (Cost
       $54,520,430)                         40,819,944
======================================================
Cash                                           203,458
------------------------------------------------------
Receivables for:
  Investments sold                               7,030
------------------------------------------------------
  Fund shares sold                              89,283
------------------------------------------------------
  Dividends and Interest                     1,043,344
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             24,849
======================================================
     Total assets                           42,187,908
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                        111,594
------------------------------------------------------
  Fund shares reacquired                        50,948
------------------------------------------------------
  Credit default swap contracts close-
     out                                        24,885
------------------------------------------------------
  Dividends                                        158
------------------------------------------------------
  Collateral upon return of securities
     loaned                                  1,607,461
------------------------------------------------------
  Accrued fees to affiliates                    25,830
------------------------------------------------------
  Accrued other operating expenses              45,422
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              29,886
------------------------------------------------------
Unrealized depreciation on swap
  agreements                                        12
======================================================
     Total liabilities                       1,896,196
======================================================
Net assets applicable to shares
  outstanding                             $ 40,291,712
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 65,436,713
------------------------------------------------------
Undistributed net investment income          4,413,973
------------------------------------------------------
Undistributed net realized gain (loss)     (15,858,476)
------------------------------------------------------
Unrealized appreciation (depreciation)     (13,700,498)
======================================================
                                          $ 40,291,712
______________________________________________________
======================================================



NET ASSETS:

Series I                                  $ 39,918,141
______________________________________________________
======================================================
Series II                                 $    373,571
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                    10,828,827
______________________________________________________
======================================================
Series II                                      101,418
______________________________________________________
======================================================
Series I:
  Net asset value per share               $       3.69
______________________________________________________
======================================================
Series II:
  Net asset value per share               $       3.68
______________________________________________________
======================================================



* At December 31, 2008, securities with an aggregate value of $1,596,910 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Interest                                  $  4,618,003
------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $121,666)                          170,937
------------------------------------------------------
Dividends                                       23,260
======================================================
     Total investment income                 4,812,200
======================================================


EXPENSES:

Advisory fees                                  296,663
------------------------------------------------------
Administrative services fees                   162,575
------------------------------------------------------
Custodian fees                                  11,932
------------------------------------------------------
Distribution fees -- Series II                   1,390
------------------------------------------------------
Transfer agent fees                             12,732
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      17,066
------------------------------------------------------
Professional services fees                      52,310
------------------------------------------------------
Other                                           21,521
======================================================
     Total expenses                            576,189
======================================================
Less: Fees waived                             (125,937)
======================================================
     Net expenses                              450,252
======================================================
Net investment income                        4,361,948
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                     (5,301,923)
------------------------------------------------------
  Foreign currencies                             1,616
------------------------------------------------------
  Swap agreements                               99,034
======================================================
                                            (5,201,273)
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (11,505,458)
------------------------------------------------------
  Swap agreements                               46,085
======================================================
                                           (11,459,373)
======================================================
Net realized and unrealized gain (loss)    (16,660,646)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(12,298,698)
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $  4,361,948    $ 4,335,824
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (5,201,273)       773,036
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (11,459,373)    (4,039,148)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (12,298,698)     1,069,712
========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                     (4,318,865)    (3,849,927)
--------------------------------------------------------------------------------------------------------
  Series II                                                                       (48,535)       (46,750)
========================================================================================================
     Total distributions from net investment income                            (4,367,400)    (3,896,677)
========================================================================================================
Share transactions-net:
  Series I                                                                      5,152,523     (4,318,662)
--------------------------------------------------------------------------------------------------------
  Series II                                                                       (85,487)      (218,532)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                             5,067,036     (4,537,194)
========================================================================================================
     Net increase (decrease) in net assets                                    (11,599,062)    (7,364,159)
========================================================================================================


NET ASSETS:

  Beginning of year                                                            51,890,774     59,254,933
========================================================================================================
  End of year (includes undistributed net investment income of $4,413,973
     and $4,329,317, respectively)                                           $ 40,291,712    $51,890,774
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is a high level of current income.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


AIM V.I. HIGH YIELD FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. LOWER-RATED SECURITIES -- The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated

AIM V.I. HIGH YIELD FUND
      into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. SWAP AGREEMENTS -- The Fund may enter into various swap transactions, including interest rate, index, currency exchange rate and credit default swap contracts ("CDS") for investment purposes or to manage interest rate, currency or credit risk.

        Interest rate, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

        A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

        Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

        Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain
      (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain
      (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.

N. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.


AIM V.I. HIGH YIELD FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                           0.625%
-------------------------------------------------------------------
Next $300 million                                            0.55%
-------------------------------------------------------------------
Next $500 million                                            0.50%
-------------------------------------------------------------------
Over $1 billion                                              0.45%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.95% and Series II shares to 1.20% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $125,937.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $112,575 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


AIM V.I. HIGH YIELD FUND

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN         OTHER
INPUT LEVEL               SECURITIES       INVESTMENTS*
-------------------------------------------------------
Level 1                   $ 9,683,731          $ --
-------------------------------------------------------
Level 2                    30,446,576           (12)
-------------------------------------------------------
Level 3                       689,637            --
=======================================================
                          $40,819,944          $(12)
_______________________________________________________
=======================================================



* Other investments include credit default swap contracts, which are included at unrealized appreciation/(depreciation).

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,213 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--CREDIT DEFAULT SWAP AGREEMENTS AT PERIOD-END


                                                OPEN CREDIT DEFAULT SWAP AGREEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      MARKET VALUE
                                                                                                        NOTIONAL       UNREALIZED
                                                         BUY/SELL      (PAY)/RECEIVE     EXPIRATION      AMOUNT       APPRECIATION
REFERENCE ENTITY                       COUNTERPARTY     PROTECTION       FIXED RATE         DATE          (000)      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Wegerhaeuser Co.                          UBS AG            Buy            (2.25)%        12/20/13        $195            $(12)
___________________________________________________________________________________________________________________________________
===================================================================================================================================





AIM V.I. HIGH YIELD FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               $4,367,400     $3,896,677
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  4,452,209
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (14,093,095)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                              (12)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (38,236)
------------------------------------------------------------------------------------------------
Post-October loss deferrals                                                           (2,037,221)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (13,428,646)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                         65,436,713
================================================================================================
Total net assets                                                                    $ 40,291,712
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $11,026,795 of capital loss carryforward in the fiscal year ending December 31, 2009.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                  $10,225,025
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                    3,203,621
===============================================================================================
Total capital loss carryforward                                                    $13,428,646
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $38,089,543 and $40,194,349, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $    608,872
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (14,701,967)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(14,093,095)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $54,913,039.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of swap agreements, on December 31, 2008, undistributed net investment income was increased by $90,108 and undistributed net realized gain (loss) was decreased by $90,108. This reclassification had no effect on the net assets of the Fund.


AIM V.I. HIGH YIELD FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    6,943,158     $ 35,095,084      4,258,577     $ 26,501,855
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      20,816          115,600          6,878           42,592
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                    1,251,845        4,318,865        669,553        3,849,927
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      14,068           48,535          8,159           46,750
========================================================================================================================
Reacquired:
  Series I                                                   (6,290,819)     (34,261,426)    (5,538,034)     (34,670,444)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (49,870)        (249,622)       (49,587)        (307,874)
========================================================================================================================
     Net increase (decrease) in share activity                1,889,198     $  5,067,036       (644,454)    $ (4,537,194)
________________________________________________________________________________________________________________________
========================================================================================================================




(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                            Net gains
                                                           (losses) on
                                  NET ASSET                securities                Dividends
                                   VALUE,         NET         (both     Total from   from net    Net asset
                                BEGINNING OF  INVESTMENT  realized and  investment  investment  value, end    Total
                                   PERIOD      INCOME(a)   unrealized)  operations    income     of period  Return(b)
---------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                 $5.74        $0.49       $(2.00)      $(1.51)     $(0.54)      $3.69      (25.69)%
Year ended 12/31/07                  6.12         0.46        (0.38)        0.08       (0.46)       5.74        1.24
Year ended 12/31/06                  6.03         0.45         0.19         0.64       (0.55)       6.12       10.74
Year ended 12/31/05                  6.45         0.43        (0.26)        0.17       (0.59)       6.03        2.72
Year ended 12/31/04                  5.97         0.42         0.25(e)      0.67       (0.19)       6.45       11.25(f)

SERIES II
Year ended 12/31/08                  5.72         0.47        (1.99)       (1.52)      (0.52)       3.68      (26.00)
Year ended 12/31/07                  6.09         0.44        (0.38)        0.06       (0.43)       5.72        1.01
Year ended 12/31/06                  6.00         0.43         0.19         0.62       (0.53)       6.09       10.41
Year ended 12/31/05                  6.43         0.41        (0.26)        0.15       (0.58)       6.00        2.43
Year ended 12/31/04                  5.95         0.41         0.25(e)      0.66       (0.18)       6.43       11.14(f)
_____________________________________________________________________________________________________________________
=====================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                 END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                 $39,918           0.95%(d)          1.22%(d)       9.19%(d)       85%
Year ended 12/31/07                  51,225           0.96              1.15           7.42          113
Year ended 12/31/06                  58,336           0.96              1.18           7.22          135
Year ended 12/31/05                  54,731           1.01              1.16           6.58           69
Year ended 12/31/04                  96,602           1.04              1.04           6.79          131

SERIES II
Year ended 12/31/08                     374           1.20(d)           1.47(d)        8.94(d)        85
Year ended 12/31/07                     666           1.21              1.40           7.17          113
Year ended 12/31/06                     919           1.21              1.43           6.97          135
Year ended 12/31/05                   1,556           1.22              1.41           6.37           69
Year ended 12/31/04                   1,072           1.24              1.29           6.59          131
____________________________________________________________________________________________________________
============================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $46,910 and $556 for Series I and Series II shares, respectively.
(e) Includes net increase from payments by affiliates of $0.02 and $0.01 for Series I and Series II shares, respectively.
(f) Total return is after reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.90% and 10.96% for Series I and Series II shares, respectively.


AIM V.I. HIGH YIELD FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. HIGH YIELD FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $747.00        $4.17       $1,020.36       $4.82        0.95%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        745.90         5.27        1,019.10        6.09        1.20
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. HIGH YIELD FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Corporate Dividends Received Deduction*                  0%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. HIGH YIELD FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. HIGH YIELD FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. HIGH YIELD FUND

[INVESCO AIM LOGO]             AIM V.I. INTERNATIONAL GROWTH FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. INTERNATIONAL GROWTH FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       nomic conditions deteriorated and turmoil
                                                                                          in the financials sector worsened. Asian
The performance of global equity markets during 2008 was turbulent. Most markets          equities were volatile as well, falling
registered double-digit losses as global growth slowed and a number of financial          sharply toward the end of the year.(1)
institutions worldwide fell victim to the broadening credit crisis.(triangle)             While there were sporadic attempts to
                                                                                          rally, weakness remained the dominant
   For the year ended December 31, 2008, Series I shares of AIM V.I. International        trend during the year.
Growth Fund, excluding variable product issuer charges, returned -40.38%, compared with
the MSCI EAFE Growth Index and the MSCI EAFE Index, which returned -42.70% and -43.38%,      Emerging markets stocks tumbled from
respectively.(triangle) An underweight exposure to materials, the market's weakest        record highs(1) as global recession
sector, and a higher-than-average cash position were the main drivers of relative         concerns deepened and commodity prices
outperformance.                                                                           fell sharply.(2) There were concerns that
                                                                                          some countries could start to default on
   Your Fund's long-term performance appears later in this report.                        their foreign loans.

FUND VS. INDEXES                                                                             Series I shares of AIM V.I.
                                                                                          International Growth Fund, excluding
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           variable product issuer charges, did not
If variable product issuer charges were included, returns would be lower.                 go unscathed by this global downturn, but
                                                                                          fared better than both the Fund's
Series I Shares                                                                 -40.38%   style-specific and broad market indexes,
Series II Shares                                                                -40.55    the MSCI EAFE Growth Index and the MSCI
MSCI EAFE Index(triangle) (Broad Market Index)                                  -43.38    EAFE Index, respectively.
MSCI EAFE Growth Index(triangle) (Style-Specific Index)                         -42.70
Lipper VUF International Growth Funds Index(triangle) (Peer Group Index)        -45.71       The Fund's relative results suffered
                                                                                          early in the year due to its significant
(triangle) Lipper Inc.                                                                    underweight position in the materials
=======================================================================================   sector versus the MSCI EAFE Growth Index.
                                                                                          In our view, underlying assumptions used
HOW WE INVEST                                   We believe disciplined sell decisions     to justify the sector's dramatic price
                                             are key to successful investing. We          appreciation over the last several years
When selecting stocks for your Fund, we      consider selling a stock for one of the      were unreasonably optimistic and did not
employ a disciplined investment strategy     following reasons:                           support extreme valuations. The latter.
that emphasizes fundamental research,                                                     part of the year brought a dramatic
supported by both quantitative analysis      o  A company's fundamentals deteriorate,     reversal of this upward trend, as the
and portfolio construction techniques. Our      or it posts disappointing earnings.       sector declined sharply as a result of
EQV (Earnings, Quality, Valuation)                                                        falling commodity prices. Our limited
strategy focuses primarily on identifying    o  A stock's price seems overvalued.         exposure to this volatile sector,
quality companies that have experienced,                                                  particularly the metals and mining
or exhibit potential for, accelerating or    o  A more attractive opportunity becomes     industry, contributed favorably to
above-average earnings growth but whose         available.                                relative results. A higher-than-average
stock prices do not fully reflect these                                                   cash position of approximately 15% in a
attributes.                                  MARKET CONDITIONS AND YOUR FUND              declining market contributed favorably as
                                                                                          well. The current level of cash should not
   While research responsibilities within    Many factors contributed to the negative     be seen as a new defensive long-term
the portfolio management team are focused    performance of most major market indexes     position.
by geographic region, we select              for the year ended December 31, 2008.(1)
investments for the Fund by using a          The chief catalyst was the ongoing              Severe declines across all markets and
bottom-up investment approach, which means   subprime loan crisis and its far-reaching    sectors resulted in few stocks performing
that we construct the Fund primarily on a    effects on overall credit availability.      positively. Two stocks that held up well
stock-by-stock basis. We focus on the        Additionally, high crude oil prices,(2)      over the year and contributed positively
strengths of individual companies rather     falling home values and the weak U.S.        to absolute Fund returns included the
than sectors, countries or market-cap        dollar placed significant pressure on the
trends.                                      purchasing power of U.S. consumers.

                                                During the year, European equities
                                             remained under pressure as macroeco-

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*
By sector

Health Care                          15.8%   1. United Kingdom                    16.6%    1. Roche Holding AG                  3.5%
Consumer Staples                     13.5    2. Switzerland                        9.4     2. Nestle S.A.                       2.9
Consumer Discretionary               12.3    3. Japan                              7.9     3. Imperial Tobacco Group PLC        2.9
Information Technology                9.7    4. Germany                            7.5     4. Teva Pharmaceutical
Industrials                           8.9    5. France                             4.8        Industries Ltd.-ADR               2.9
Telecommunication Services            7.8    ==========================================    5. Telefonica S.A.                   2.5
Financials                            6.3                                                  6. Bayer AG                          2.0
Energy                                6.1    ==========================================    7. Total S.A.                        1.9
Materials                             4.0    Total Net Assets             $1.2 billion     8. Anheuser-Busch InBev N.V.         1.9
Utilities                             1.0                                                  9. Vodafone Group PLC                1.9
Money Market Funds                           Total Number of Holdings*              73    10. Shire PLC                         1.8
Plus Other Assets Less Liabilities   14.6    ==========================================   ==========================================
==========================================   The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                                             *  Excluding money market fund holdings.

AIM V.I. INTERNATIONAL GROWTH FUND

Indonesian telecommunication services        The views and opinions expressed in                    CLAS OLSSON
company TELEKOM INDONESIA and U.K.-based     management's discussion of Fund                        Senior portfolio manager
marketing firm WPP GROUP. We sold our        performance are those of Invesco Aim         [OLSSON   and head of Invesco Aim's
holdings in WPP Group before the end of      Advisors, Inc. These views and opinions       PHOTO]   International Investment
the year covered by this report.             are subject to change at any time based on             Management Unit, is lead manager
                                             factors such as market and economic                    of AIM V.I. International Growth
   Our stock selection across the consumer   conditions. These views and opinions may     Fund with respect to the Fund's
discretionary and consumer staples sectors   not be relied upon as investment advice or   investments in Europe and Canada. He
detracted from Fund returns. German          recommendations, or as an offer for a        joined Invesco Aim in 1994. Mr. Olsson
automobile company PORSCHE, German sports    particular security. The information is      also earned a B.B.A. from The University
apparel manufacturer PUMA and Belgian        not a complete analysis of every aspect of   of Texas at Austin.
brewer ANHUESER BUSCH-INBEV disappointed     any market, country, industry, security or
over the year. Singaporean marine rig        the Fund. Statements of fact are from                  BARRETT SIDES
manufacturer KEPPEL and Norwegian oil and    sources considered reliable, but Invesco               Senior portfolio manager, is
gas company PETROLEUM GEO SERVICES           Aim Advisors, Inc. makes no representation   [SIDES    lead manager of AIM V.I.
disappointed as well. We believe these       or warranty as to their completeness or       PHOTO]   International Growth Fund with
stocks were hit disproportionately despite   accuracy. Although historical performance              respect to the Fund's
their strong fundamentals. This was          is no guarantee of future results, these               investments in the Asia Pacific
because the stocks rose strongly in 2007     insights may help you understand our         region and Latin America. He joined
and early 2008; when investors sought to     investment management philosophy.            Invesco Aim in 1990. Mr. Sides earned a
raise cash late in 2008, many chose to                                                    B.S. in economics from Bucknell University
sell these previously strong performing      See important Fund and index disclosures     and an M.B.A. in international business
stocks and take their profits.               later in this report.                        from the University of St. Thomas.

   Our overall EQV strategy remained                                                                SHUXIN CAO
unchanged despite market volatility. Over                                                           Chartered Financial Analyst,
the year, our exposure to the                                                              [CAO     senior portfolio manager, is
telecommunication services and health care                                                PHOTO]    manager of AIM V.I.
sectors increased markedly as we added                                                              International Growth Fund. Mr.
stocks with robust growth and reasonable                                                            Cao joined Invesco Aim in 1997.
valuations to the portfolio. In contrast,                                                 He graduated from Tianjin Foreign Language
our exposure to the financials and                                                        Institute with a B.A. in English. Mr. Cao
industrials sectors was reduced                                                           also earned an M.B.A. from Texas A&M
significantly over the year.                                                              University and is a Certified Public
                                                                                          Accountant.
   From a regional perspective, we
modestly increased the Fund's exposure to                                                           MATTHEW DENNIS
Europe as we uncovered attractive                                                                   Chartered Financial Analyst,
investment opportunities across the U.K.                                                  [DENNIS   portfolio manager, is manager of
Conversely, we reduced our exposure to                                                     PHOTO]   AIM V.I. International Growth
Asia and Latin America as we decreased or                                                           Fund. Mr. Dennis joined Invesco
eliminated select holdings in South Korea,                                                          Aim in 2000. He earned a B.A. in
Taiwan, Brazil and Mexico. We also trimmed                                                economics from The University of Texas at
back our exposure to Japan as we believe                                                  Austin and an M.S. in finance from Texas
prospects for near-term improvement are                                                   A&M University.
relatively bleak. We decreased the Fund's
overall emerging markets exposure over the                                                          JASON HOLZER
year as well.                                                                                       Chartered Financial Analyst,
                                                                                          [HOLZER   senior portfolio manager, is
   Volatile markets can test an investor's                                                 PHOTO]   manager of AIM V.I.
resolve, and 2008 was one of the most                                                               International Growth Fund. Mr.
turbulent periods in many years. However,                                                           Holzer joined Invesco Aim in
remember that market turbulence can create                                                1996. He earned a B.A. in quantitative
investment opportunities.                                                                 economics and an M.S. in engineering
                                                                                          economic systems from Stanford University.
   We welcome new investors who joined the
Fund during the year, and we would like to                                                Assisted by the Asia Pacific/Latin America
express to all our shareholders our                                                       and Europe/Canada Teams
appreciation for your continued investment
in AIM V.I. International Growth Fund.

(1) Lipper Inc.

(2) Bloomberg L.P.

AIM V.I. INTERNATIONAL GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. INTERNATIONAL GROWTH FUND, A
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
                                             COMPARABLE FUTURE RESULTS; CURRENT           FUNDS, IS CURRENTLY OFFERED THROUGH
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   INSURANCE COMPANIES ISSUING VARIABLE
Inception (5/5/93)                   5.96%   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
10 Years                             1.99    FINANCIAL ADVISOR FOR THE MOST RECENT        THE FUND DIRECTLY. PERFORMANCE FIGURES
 5 Years                             5.10    MONTH-END VARIABLE PRODUCT PERFORMANCE.      GIVEN REPRESENT THE FUND AND ARE NOT
 1 Year                            -40.38    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INTENDED TO REFLECT ACTUAL VARIABLE
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       CHARGES, EXPENSES AND FEES ASSESSED IN
10 Years                             1.73%   PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   CONNECTION WITH A VARIABLE PRODUCT. SALES
 5 Years                             4.85    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        CHARGES, EXPENSES AND FEES, WHICH ARE
 1 Year                            -40.55    SHARES.                                      DETERMINED BY THE VARIABLE PRODUCT
==========================================                                                ISSUERS, WILL VARY AND WILL LOWER THE
                                                THE NET ANNUAL FUND OPERATING EXPENSE     TOTAL RETURN.
SERIES II SHARES' INCEPTION DATE IS          RATIO SET FORTH IN THE MOST RECENT FUND
SEPTEMBER 19, 2001. RETURNS SINCE THAT       PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
DATE ARE HISTORICAL. ALL OTHER RETURNS ARE   FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
THE BLENDED RETURNS OF THE HISTORICAL        1.07% AND 1.32%, RESPECTIVELY.(1) THE        PRODUCT CHARGES, IS AVAILABLE ON THE
PERFORMANCE OF SERIES II SHARES SINCE        TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    INVESCO AIM AUTOMATED INFORMATION LINE,
THEIR INCEPTION AND THE RESTATED             SET FORTH IN THE MOST RECENT FUND            866 702 4402. AS MENTIONED ABOVE, FOR THE
HISTORICAL PERFORMANCE OF SERIES I SHARES    PROSPECTUS AS OF THE DATE OF THIS REPORT     MOST RECENT MONTH-END PERFORMANCE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    FOR SERIES I AND SERIES II SHARES WAS        INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
II SHARES) ADJUSTED TO REFLECT THE RULE      1.08% AND 1.33%, RESPECTIVELY. THE EXPENSE   CONTACT YOUR VARIABLE PRODUCT ISSUER OR
12B-1 FEES APPLICABLE TO SERIES II SHARES.   RATIOS PRESENTED ABOVE MAY VARY FROM THE     FINANCIAL ADVISOR.
THE INCEPTION DATE OF SERIES I SHARES IS     EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
MAY 5, 1993.                                 OF THIS REPORT THAT ARE BASED ON EXPENSES    (1) Total annual operating expenses less
                                             INCURRED DURING THE PERIOD COVERED BY THIS       contractual advisory fee waivers by
   THE PERFORMANCE OF THE FUND'S SERIES I    REPORT.                                          the advisor in effect through at least
AND SERIES II SHARE CLASSES WILL DIFFER                                                       April 30, 2010. See current prospectus
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                    for more information.

====================================================================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASS SINCE INCEPTION

Index data from 4/30/93, Fund data from 5/5/93

              AIM V.I.
           International
            Growth Fund-                            MSCI EAFE
  Date    Series I Shares   MSCI EAFE Index(1)   Growth Index(1)
-------   ---------------   ------------------   ---------------
4/30/93                           $10000             $10000
   5/93       $10190               10211              10294
   6/93         9880               10052              10201
   7/93         9931               10404              10499
   8/93        10611               10965              11035
   9/93        10661               10719              10766
  10/93        11241               11049              11106
  11/93        10910               10083              10016
  12/93        11890               10811              10607
   1/94        12490               11725              11405
   2/94        12121               11693              11319
   3/94        11561               11189              10761
   4/94        11931               11664              11206
   5/94        11801               11597              11075
   6/94        11620               11761              11180
   7/94        12041               11874              11278
   8/94        12340               12155              11534
   9/94        12070               11772              11149
  10/94        12430               12164              11461
  11/94        11750               11580              10946
  12/94        11698               11652              11087
   1/95        11057               11204              10661
   2/95        11328               11172              10657
   3/95        11739               11869              11328
   4/95        12100               12315              11829
   5/95        12411               12169              11693
   6/95        12671               11955              11451
   7/95        13383               12700              12181
   8/95        13093               12215              11668
   9/95        13334               12454              11935
  10/95        13274               12119              11613
  11/95        13314               12456              11932
  12/95        13716               12958              12348
   1/96        14067               13011              12357
   2/96        14358               13055              12399
   3/96        14630               13332              12697
   4/96        15102               13720              13004
   5/96        15182               13468              12733
   6/96        15504               13543              12777
   7/96        14741               13148              12364
   8/96        15102               13176              12376
   9/96        15534               13526              12715
  10/96        15485               13388              12610
  11/96        16228               13921              13013
  12/96        16468               13742              12776
   1/97        16438               13261              12243
   2/97        16629               13478              12433
   3/97        16508               13526              12506
   4/97        16478               13598              12632
   5/97        17475               14483              13374
   6/97        18391               15282              14152
   7/97        19135               15529              14490
   8/97        17484               14369              13372
   9/97        19035               15174              14256
  10/97        17394               14008              12907
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                    [MOUNTAIN CHART]

  11/97        17444               13865              12879
  12/97        17610               13986              13045
   1/98        17784               14626              13635
   2/98        18967               15564              14539
   3/98        20139               16043              14736
   4/98        20447               16170              14883
   5/98        20848               16092              14779
   6/98        20921               16214              14983
   7/98        21281               16378              15051
   8/98        18434               14349              13434
   9/98        18032               13909              13056
  10/98        18834               15359              14380
  11/98        19637               16146              15076
  12/98        20340               16783              15942
   1/99        20651               16733              16025
   2/99        19738               16334              15505
   3/99        20050               17016              15714
   4/99        20734               17706              15875
   5/99        20018               16794              15185
   6/99        21241               17448              15773
   7/99        21728               17967              16077
   8/99        21749               18033              16167
   9/99        22226               18214              16423
  10/99        23844               18896              17303
  11/99        26891               19553              18571
  12/99        31535               21308              20638
   1/00        29337               19954              19477
   2/00        32341               20491              20557
   3/00        31274               21286              20942
   4/00        28731               20165              19558
   5/00        26964               19673              18347
   6/00        28105               20442              19001
   7/00        27428               19585              17811
   8/00        28481               19755              18000
   9/00        26146               18793              16808
  10/00        24326               18349              16031
  11/00        22226               17661              15292
  12/00        23202               18289              15578
   1/01        23513               18280              15534
   2/01        20873               16909              13957
   3/01        19351               15782              12991
   4/01        20469               16879              13881
   5/01        20101               16283              13322
   6/01        19858               15617              12675
   7/01        19397               15333              12367
   8/01        18693               14944              11803
   9/01        16940               13431              10686
  10/01        17263               13775              11111
  11/01        17436               14283              11682
  12/01        17743               14367              11749
   1/02        17040               13604              11116
   2/02        17267               13699              11266
   3/02        17992               14507              11746
   4/02        18015               14536              11756
   5/02        18206               14720              11779
   6/02        17849               14134              11475
   7/02        16041               12739              10252
   8/02        16006               12710              10173
   9/02        14316               11345               9287
  10/02        14863               11955               9812
  11/02        15100               12497              10101
  12/02        14961               12077               9867
   1/03        14411               11573               9378
   2/03        14244               11307               9176
   3/03        14016               11085               9079
   4/03        14902               12172               9866
   5/03        15800               12909              10375
====================================================================================================================================

====================================================================================================================================
                                    [MOUNTAIN CHART]

   6/03        16135               13221              10556
   7/03        16208               13541              10694
   8/03        16519               13868              10890
   9/03        16902               14296              11258
  10/03        17981               15187              11906
  11/03        18340               15524              12184
  12/03        19310               16737              13023
   1/04        19924               16974              13277
   2/04        20478               17366              13528
   3/04        20429               17464              13539
   4/04        20021               17068              13203
   5/04        20201               17126              13169
   6/04        20514               17501              13345
   7/04        19876               16933              12803
   8/04        20045               17008              12817
   9/04        20803               17452              13133
  10/04        21633               18048              13573
  11/04        22956               19280              14508
  12/04        23944               20126              15122
   1/05        23556               19757              14774
   2/05        24597               20611              15365
   3/05        24075               20093              14989
   4/05        23396               19620              14699
   5/05        23591               19630              14743
   6/05        24147               19890              14862
   7/05        25152               20500              15315
   8/05        25987               21018              15754
   9/05        26616               21954              16417
  10/05        25817               21313              15968
  11/05        26773               21834              16269
  12/05        28232               22850              17130
   1/06        30327               24253              18186
   2/06        30108               24200              17979
   3/06        30996               24997              18674
   4/06        32410               26191              19524
   5/06        30802               25174              18698
   6/06        30753               25172              18722
   7/06        31070               25421              18809
   8/06        32083               26120              19263
   9/06        32253               26161              19155
  10/06        33546               27178              19807
  11/06        34921               27990              20384
  12/06        36203               28869              20955
   1/07        36522               29065              21124
   2/07        36029               29299              21286
   3/07        37491               30046              21992
   4/07        39385               31380              22938
   5/07        40527               31931              23397
   6/07        40883               31970              23457
   7/07        40356               31499              23267
   8/07        40235               31007              23038
   9/07        42400               32666              24473
  10/07        44541               33949              25456
  11/07        42229               32833              24933
  12/07        41528               32094              24403
   1/08        37861               29129              22158
   2/08        38122               29546              22760
   3/08        37951               29235              22411
   4/08        39249               30822              23517
   5/08        39767               31122              24060
   6/08        36542               28577              22416
   7/08        35716               27660              21634
   8/08        34394               26539              20605
   9/08        30814               22702              17502
  10/08        24799               18121              14039
  11/08        23428               17141              13145
  12/08        24766               18172              13984
====================================================================================================================================

AIM V.I. INTERNATIONAL GROWTH FUND

AIM V.I. INTERNATIONAL GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Investing in developing countries can add    The MSCI EAFE--REGISTERED TRADEMARK--        The Chartered Financial
additional risk, such as high rates of       INDEX is a free float-adjusted market        Analyst--REGISTERED TRADEMARK--
inflation or sharply devalued currencies     capitalization index that is designed to     (CFA--REGISTERED TRADEMARK--) designation
against the U.S. dollar. Transaction costs   measure developed market equity              is a globally recognized standard for
are often higher, and there may be delays    performance, excluding the U.S. and          measuring the competence and integrity of
in settlement procedures.                    Canada.                                      investment professionals.

   Prices of equity securities change in        The MSCI EAFE--REGISTERED TRADEMARK--        CPA--REGISTERED TRADEMARK-- and
response to many factors, including the      GROWTH INDEX is an unmanaged index           Certified Public Accountant--REGISTERED
historical and prospective earnings of the   considered representative of growth stocks   TRADEMARK-- are trademarks owned by the
issuer, the value of its assets, general     of Europe, Australasia and the Far East.     American Institute of Certified Public
economic conditions, interest rates,                                                      Accountants.
investor perceptions and market liquidity.      The LIPPER VUF INTERNATIONAL GROWTH
                                             FUNDS INDEX is an equally weighted              The returns shown in management's
   Foreign securities have additional        representation of the largest variable       discussion of Fund performance are based
risks, including exchange rate changes,      insurance underlying funds in the Lipper     on net asset values calculated for
political and economic upheaval, relative    International Growth Funds category. These   shareholder transactions. Generally
lack of information, relatively low market   funds invest at least 75% of their equity    accepted accounting principles require
liquidity, and the potential lack of         assets in companies strictly outside the     adjustments to be made to the net assets
strict financial and accounting controls     U.S. and typically have an above-average     of the Fund at period end for financial
and standards.                               price-to-cash flow ratio, price-to-book      reporting purposes, and as such, the net
                                             ratio and three-year sales-per-share         asset values for shareholder transactions
   There is no guarantee that the            growth value compared to the S&P/Citigroup   and the returns based on those net asset
investment techniques and risk analysis      World ex-U.S. BMI.                           values may differ from the net asset
used by the Fund's portfolio managers will                                                values and returns reported in the
produce the desired results.                    The Fund is not managed to track the      Financial Highlights. Additionally, the
                                             performance of any particular index,         returns and net asset values shown
   The prices of securities held by the      including the indexes defined here, and      throughout this report are at the Fund
Fund may decline in response to market       consequently, the performance of the Fund    level only and do not include variable
risks.                                       may deviate significantly from the           product issuer charges. If such charges
                                             performance of the indexes.                  were included, the total returns would be
                                                                                          lower.
                                                A direct investment cannot be made in
                                             an index. Unless otherwise indicated,           Industry classifications used in this
                                             index results include reinvested             report are generally according to the
                                             dividends, and they do not reflect sales     Global Industry Classification Standard,
                                             charges. Performance of an index of funds    which was developed by and is the
                                             reflects fund expenses; performance of a     exclusive property and a service mark of
                                             market index does not.                       MSCI Inc. and Standard & Poor's.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES           VALUE
---------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-82.45%

AUSTRALIA-3.20%

BHP Billiton Ltd.                                       885,698    $   19,022,533
---------------------------------------------------------------------------------
Cochlear Ltd.                                           374,436        15,032,254
---------------------------------------------------------------------------------
QBE Insurance Group Ltd.                                304,823         5,650,425
=================================================================================
                                                                       39,705,212
=================================================================================


BELGIUM-1.87%

Anheuser-Busch InBev N.V.(b)                            612,336             3,421
---------------------------------------------------------------------------------
Anheuser-Busch InBev N.V.-Ctfs.                         995,050        23,181,605
=================================================================================
                                                                       23,185,026
=================================================================================


CANADA-2.21%

Canadian National Railway Co.                           243,088         8,959,081
---------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                         215,353         8,618,368
---------------------------------------------------------------------------------
Suncor Energy, Inc.                                     502,350         9,810,411
=================================================================================
                                                                       27,387,860
=================================================================================


DENMARK-1.62%

Novo Nordisk A.S.-Class B                               392,287        20,059,520
=================================================================================


FINLAND-0.96%

Nokia Oyj                                               765,460        11,924,504
=================================================================================


FRANCE-4.83%

Axa S.A.                                                661,958        14,829,828
---------------------------------------------------------------------------------
BNP Paribas                                             295,112        12,469,426
---------------------------------------------------------------------------------
Cap Gemini S.A.                                         230,984         8,946,137
---------------------------------------------------------------------------------
Total S.A.                                              431,681        23,648,537
=================================================================================
                                                                       59,893,928
=================================================================================


GERMANY-5.19%

Bayer AG                                                419,635        24,771,077
---------------------------------------------------------------------------------
Deutsche Boerse AG                                       86,990         6,366,450
---------------------------------------------------------------------------------
Merck KGaA                                              209,312        19,122,550
---------------------------------------------------------------------------------
Puma AG Rudolf Dassler Sport                             70,656        14,106,595
=================================================================================
                                                                       64,366,672
=================================================================================


GREECE-0.62%

OPAP S.A.                                               265,710         7,675,252
=================================================================================


HONG KONG-2.84%

Esprit Holdings Ltd.                                  2,085,300        11,886,202
---------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                3,163,000        15,955,016
---------------------------------------------------------------------------------
Li & Fung Ltd.                                        4,310,000         7,385,155
=================================================================================
                                                                       35,226,373
=================================================================================


INDIA-2.49%

Bharat Heavy Electricals Ltd.                           333,487         9,431,884
---------------------------------------------------------------------------------
Infosys Technologies Ltd.                               928,763        21,471,723
=================================================================================
                                                                       30,903,607
=================================================================================


INDONESIA-0.71%

PT Telekomunikasi Indonesia                          13,822,000         8,812,123
=================================================================================


IRELAND-0.84%

CRH PLC                                                 409,270        10,379,181
=================================================================================


ISRAEL-2.86%

Teva Pharmaceutical Industries Ltd.-ADR                 831,725        35,406,533
=================================================================================


ITALY-3.28%

Eni S.p.A.                                              914,516        21,775,505
---------------------------------------------------------------------------------
Finmeccanica S.p.A.                                   1,223,677        18,836,099
=================================================================================
                                                                       40,611,604
=================================================================================


JAPAN-7.95%

Denso Corp.                                             393,200         6,535,774
---------------------------------------------------------------------------------
Fanuc Ltd.                                              253,200        17,992,457
---------------------------------------------------------------------------------
Hoya Corp.                                              672,400        11,671,168
---------------------------------------------------------------------------------
Keyence Corp.                                            96,300        19,701,714
---------------------------------------------------------------------------------
Nidec Corp.                                             395,700        15,375,146
---------------------------------------------------------------------------------
Nintendo Co., Ltd.                                       28,700        11,017,278
---------------------------------------------------------------------------------
Toyota Motor Corp.                                      499,300        16,329,991
=================================================================================
                                                                       98,623,528
=================================================================================


LUXEMBOURG-0.03%

Reinet Investments S.C.A.(b)                             42,917           419,626
=================================================================================


MEXICO-3.65%

America Movil S.A.B. de C.V.-Series L-ADR               678,789        21,035,671
---------------------------------------------------------------------------------
Desarrolladora Homex S.A. de C.V.-ADR(b)                320,959         7,327,494
---------------------------------------------------------------------------------
Grupo Televisa S.A.-ADR                                 924,539        13,812,613
---------------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.(b)            2,261,200         3,114,544
=================================================================================
                                                                       45,290,322
=================================================================================


NETHERLANDS-1.95%

Heineken Holding N.V.                                   428,944        12,339,765
---------------------------------------------------------------------------------
TNT N.V.                                                618,023        11,878,382
=================================================================================
                                                                       24,218,147
=================================================================================


NORWAY-0.27%

Petroleum Geo-Services A.S.A.(b)                        816,963         3,356,799
=================================================================================


PHILIPPINES-1.02%

Philippine Long Distance Telephone Co.                  275,770        12,676,412
=================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. INTERNATIONAL GROWTH FUND

                                                       SHARES           VALUE
---------------------------------------------------------------------------------
SINGAPORE-2.75%

Keppel Corp. Ltd.                                     2,532,000    $    7,734,003
---------------------------------------------------------------------------------
Singapore Technologies Engineering Ltd.               4,594,000         7,657,508
---------------------------------------------------------------------------------
United Overseas Bank Ltd.                             2,050,000        18,649,805
=================================================================================
                                                                       34,041,316
=================================================================================


SPAIN-3.21%

Banco Santander S.A.                                    854,680         8,288,683
---------------------------------------------------------------------------------
Telefonica S.A.                                       1,396,128        31,446,843
=================================================================================
                                                                       39,735,526
=================================================================================


SWITZERLAND-9.39%

Nestle S.A.                                             928,728        36,530,662
---------------------------------------------------------------------------------
Roche Holding AG                                        283,396        43,537,310
---------------------------------------------------------------------------------
Sonova Holding AG                                       262,901        15,828,974
---------------------------------------------------------------------------------
Syngenta AG                                             106,003        20,495,126
=================================================================================
                                                                      116,392,072
=================================================================================


TAIWAN-1.62%

Hon Hai Precision Industry Co., Ltd.                  3,232,312         6,377,320
---------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR       1,733,482        13,694,508
=================================================================================
                                                                       20,071,828
=================================================================================


TURKEY-0.50%

Akbank T.A.S.                                         1,965,451         6,147,423
=================================================================================


UNITED KINGDOM-16.59%

Aviva PLC                                               936,302         5,377,855
---------------------------------------------------------------------------------
British American Tobacco PLC                            193,979         5,114,366
---------------------------------------------------------------------------------
Capita Group PLC                                      1,052,386        11,378,117
---------------------------------------------------------------------------------
Compass Group PLC                                     3,771,300        18,990,041
---------------------------------------------------------------------------------
Imperial Tobacco Group PLC                            1,315,887        35,668,518
---------------------------------------------------------------------------------
Informa PLC                                           2,007,618         7,212,445
---------------------------------------------------------------------------------
International Power PLC                               3,615,924        12,739,482
---------------------------------------------------------------------------------
Reckitt Benckiser Group PLC                             533,574        20,170,387
---------------------------------------------------------------------------------
Reed Elsevier PLC                                     1,617,940        11,931,878
---------------------------------------------------------------------------------
Shire PLC                                             1,482,008        21,991,364
---------------------------------------------------------------------------------
Tesco PLC                                             4,147,494        21,925,924
---------------------------------------------------------------------------------
Vodafone Group PLC                                   11,304,622        23,092,243
---------------------------------------------------------------------------------
WPP PLC                                               1,696,678        10,035,829
=================================================================================
                                                                      205,628,449
=================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $1,317,466,158)                                        1,022,138,843
=================================================================================



PREFERRED STOCKS-2.93%

BRAZIL-0.64%

Petroleo Brasileiro S.A.-Pfd.-ADR                       386,806         7,894,711
=================================================================================


GERMANY-2.29%

Henkel AG & Co. KGaA-Pfd.                               390,811        12,590,747
---------------------------------------------------------------------------------
Porsche Automobil Holding S.E.-Pfd.                     202,609        15,860,900
=================================================================================
                                                                       28,451,647
=================================================================================
     Total Preferred Stocks (Cost $51,385,144)                         36,346,358
=================================================================================


MONEY MARKET FUNDS-11.67%

Liquid Assets Portfolio-Institutional Class(c)       72,347,965        72,347,965
---------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             72,347,965        72,347,965
=================================================================================
     Total Money Market Funds (Cost $144,695,930)                     144,695,930
=================================================================================
TOTAL INVESTMENTS-97.05% (Cost $1,513,547,232)                      1,203,181,131
=================================================================================
OTHER ASSETS LESS LIABILITIES-2.95%                                    36,620,601
=================================================================================
NET ASSETS-100.00%                                                 $1,239,801,732
_________________________________________________________________________________
=================================================================================



Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Pfd.    - Preferred


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $1,368,851,302)                        $1,058,485,201
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  144,695,930
=======================================================
     Total investments (Cost
       $1,513,547,232)                    1,203,181,131
=======================================================
Foreign currencies, at value (Cost
  $39,956,636)                               39,146,043
-------------------------------------------------------
Receivables for:
  Fund shares sold                              945,841
-------------------------------------------------------
  Dividends                                   1,212,559
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              34,669
-------------------------------------------------------
Other assets                                        201
=======================================================
     Total assets                         1,244,520,444
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                         313,788
-------------------------------------------------------
  Fund shares reacquired                      2,763,921
-------------------------------------------------------
  Accrued fees to affiliates                  1,186,666
-------------------------------------------------------
  Accrued other operating expenses              357,704
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               96,633
=======================================================
     Total liabilities                        4,718,712
=======================================================
Net assets applicable to shares
  outstanding                            $1,239,801,732
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $1,660,804,162
-------------------------------------------------------
Undistributed net investment income          24,613,828
-------------------------------------------------------
Undistributed net realized gain (loss)     (134,420,426)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (311,195,832)
=======================================================
                                         $1,239,801,732
_______________________________________________________
=======================================================



NET ASSETS:

Series I                                 $  446,437,225
_______________________________________________________
=======================================================
Series II                                $  793,364,507
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     22,910,314
_______________________________________________________
=======================================================
Series II                                    41,251,746
_______________________________________________________
=======================================================
Series I:
  Net asset value per share              $        19.49
_______________________________________________________
=======================================================
Series II:
  Net asset value per share              $        19.23
_______________________________________________________
=======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $3,513,775)                    $  38,829,200
-------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $261,018)                         4,618,221
=======================================================
     Total investment income                 43,447,421
=======================================================


EXPENSES:

Advisory fees                                10,228,885
-------------------------------------------------------
Administrative services fees                  3,872,885
-------------------------------------------------------
Custodian fees                                  874,530
-------------------------------------------------------
Distribution fees -- Series II                1,989,404
-------------------------------------------------------
Transfer agent fees                              55,458
-------------------------------------------------------
Trustees' and officers' fees and
  benefits                                       55,543
-------------------------------------------------------
Other                                           226,874
=======================================================
     Total expenses                          17,303,579
=======================================================
Less: Fees waived and expense offset
  arrangement(s)                               (201,485)
-------------------------------------------------------
     Net expenses                            17,102,094
-------------------------------------------------------
Net investment income                        26,345,327
=======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (net of foreign
     taxes of $357,722)                    (131,052,891)
-------------------------------------------------------
  Foreign currencies                         (1,010,587)
=======================================================
                                           (132,063,478)
=======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (626,778,809)
-------------------------------------------------------
  Foreign currencies                           (837,752)
=======================================================
                                           (627,616,561)
=======================================================
Net realized and unrealized gain (loss)    (759,680,039)
=======================================================
Net increase (decrease) in net assets
  resulting from operations               $(733,334,712)
_______________________________________________________
=======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008               2007
------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $   26,345,327     $   10,346,855
------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (132,063,478)        42,387,660
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (627,616,561)        53,567,858
============================================================================================================
     Net increase (decrease) in net assets resulting from operations         (733,334,712)       106,302,373
============================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                     (3,478,321)        (3,152,708)
------------------------------------------------------------------------------------------------------------
  Series II                                                                    (5,065,468)        (2,719,089)
============================================================================================================
     Total distributions from net investment income                            (8,543,789)        (5,871,797)
============================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                     (8,411,008)                --
------------------------------------------------------------------------------------------------------------
  Series II                                                                   (14,727,306)                --
============================================================================================================
     Total distributions from net realized gains                              (23,138,314)               --
============================================================================================================
Share transactions-net:
  Series I                                                                    (13,325,486)       149,884,993
------------------------------------------------------------------------------------------------------------
  Series II                                                                   480,159,184        560,552,308
============================================================================================================
     Net increase in net assets resulting from share transactions             466,833,698        710,437,301
============================================================================================================
     Net increase (decrease) in net assets                                   (298,183,117)       810,867,877
____________________________________________________________________________________________________________
============================================================================================================


NET ASSETS:

  Beginning of year                                                         1,537,984,849        727,116,972
============================================================================================================
  End of year (includes undistributed net investment income of
     $24,613,828 and $7,026,310, respectively)                             $1,239,801,732     $1,537,984,849
____________________________________________________________________________________________________________
============================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. INTERNATIONAL GROWTH FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

AIM V.I. INTERNATIONAL GROWTH FUND
      of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Over $250 million                                             0.70%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit net annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $200,529.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $341,985 for accounting and fund administrative services and reimbursed $3,530,900 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.


AIM V.I. INTERNATIONAL GROWTH FUND

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                 $  364,792,292
--------------------------------------
Level 2                    838,388,839
--------------------------------------
Level 3                             --
======================================
                        $1,203,181,131
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $7,345,154.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $956.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $6,668 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                              $10,198,789     $5,871,797
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        21,483,314             --
=======================================================================================================
Total distributions                                                          $31,682,103     $5,871,797
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   25,200,737
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (327,446,522)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                          (829,731)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (112,414)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (87,932,439)
-------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (29,882,061)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       1,660,804,162
=================================================================================================
Total net assets                                                                   $1,239,801,732
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $87,932,439
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $969,450,879 and $575,421,770, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  20,720,632
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (348,167,154)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(327,446,522)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $1,530,627,653.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proxy costs and passive foreign investment companies on December 31, 2008, undistributed net investment income was decreased by $214,020, undistributed net realized gain (loss) was increased by $252,926 and shares of beneficial interest decreased by $38,906. This reclassification had no effect on the net assets of the Fund.


AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(A)                           2007
                                                            ----------------------------     ----------------------------
                                                              SHARES           AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                   5,416,504     $ 152,657,919      9,094,637     $ 298,953,566
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                 22,885,713       587,146,644     18,926,292       627,011,734
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     647,214        11,889,329         90,543         3,152,708
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                  1,091,714        19,792,774         78,997         2,719,089
=========================================================================================================================
Reacquired:
  Series I                                                  (6,729,062)     (177,872,734)    (4,751,273)     (152,221,281)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                 (5,147,388)     (126,780,234)    (2,196,518)      (69,178,515)
=========================================================================================================================
     Net increase in share activity                         18,164,695     $ 466,833,698     21,242,678     $ 710,437,301
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $33.63      $0.54       $(14.16)      $(13.62)    $(0.15)       $(0.37)        $(0.52)
Year ended 12/31/07                29.44       0.34          3.98          4.32      (0.13)           --          (0.13)
Year ended 12/31/06                23.17       0.23          6.32          6.55      (0.28)           --          (0.28)
Year ended 12/31/05                19.77       0.23          3.31          3.54      (0.14)           --          (0.14)
Year ended 12/31/04                16.04       0.15          3.70          3.85      (0.12)           --          (0.12)
--------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                33.24       0.45        (13.96)       (13.51)     (0.13)        (0.37)         (0.50)
Year ended 12/31/07                29.16       0.26          3.94          4.20      (0.12)           --          (0.12)
Year ended 12/31/06                23.00       0.17          6.25          6.42      (0.26)           --          (0.26)
Year ended 12/31/05                19.65       0.18          3.30          3.48      (0.13)           --          (0.13)
Year ended 12/31/04                15.97       0.11          3.66          3.77      (0.09)           --          (0.09)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                           RATIO OF          RATIO OF
                                                                           EXPENSES          EXPENSES
                                                                          TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                                          NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                 NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                                VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                 OF PERIOD  RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $19.49      (40.38)%    $446,437           1.05%(d)          1.06%(d)       1.96%(d)       44%
Year ended 12/31/07                33.63       14.68       792,779           1.06              1.07           1.06           20
Year ended 12/31/06                29.44       28.28       563,460           1.10              1.10           0.90           34
Year ended 12/31/05                23.17       17.93       444,608           1.11              1.11           1.11           36
Year ended 12/31/04                19.77       24.00       346,605           1.14              1.14           0.90           48
-----------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                19.23      (40.55)      793,365           1.30(d)           1.31(d)        1.71(d)        44
Year ended 12/31/07                33.24       14.41       745,206           1.31              1.32           0.81           20
Year ended 12/31/06                29.16       27.92       163,657           1.35              1.35           0.65           34
Year ended 12/31/05                23.00       17.70        54,658           1.36              1.36           0.86           36
Year ended 12/31/04                19.65       23.63        21,497           1.39              1.39           0.65           48
___________________________________________________________________________________________________________________________________
===================================================================================================================================



(a)   Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $647,650 and $795,762 for Series I and Series II shares, respectively.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


AIM V.I. INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

February 10, 2009
Houston, Texas



AIM V.I. INTERNATIONAL GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $677.60        $4.34       $1,019.96       $5.23        1.03%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        676.60         5.39        1,018.70        6.50        1.28
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. INTERNATIONAL GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                 $      21,483,314
     Foreign Taxes                                     0.0355 per share
     Foreign Source Income                             0.7186 per share





AIM V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. INTERNATIONAL GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. INTERNATIONAL GROWTH FUND

[INVESCO AIM LOGO]             AIM V.I. LARGE CAP GROWTH FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                  [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. LARGE CAP GROWTH FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       Our sell process is designed to avoid
                                                                                          "high risk" situations we believe (may)
For the year ended December 31, 2008, Series I shares of AIM V.I. Large Cap Growth        lead to underperformance. Examples of
Fund, excluding variable product issuer charges, had double-digit negative returns but    "high risk" situations include:
performed in line with the Fund's style-specific index, the Russell 1000 Growth Index.
(triangle) Outperformance in several sectors was offset by underperformance in other      o  Deteriorating business prospects
sectors.
                                                                                          o  Negative changes to investment thesis
   Excluding variable product issuer charges, the Fund's Series I shares narrowly
underperformed the Fund's broad market index, the S&P 500 Index.(triangle)                o  Sell model signals

   Your Fund's long-term performance appears later in this report.                        MARKET CONDITIONS AND YOUR FUND

FUND VS. INDEXES                                                                          Many factors contributed to the negative
                                                                                          performance of most major market indexes
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           for the year ended December 31, 2008.(1)
If variable product issuer charges were included, returns would be lower.                 The chief catalyst was the ongoing
                                                                                          subprime loan crisis and its far-reaching
Series I Shares                                                                 -38.29%   effects on overall credit availability.
Series II Shares                                                                -38.41    Additionally, record high crude oil
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    prices,(2) falling home values and the
Russell 1000 Growth Index(triangle) (Style-Specific Index)                      -38.44    weak U.S. dollar placed significant
Lipper VUF Large-Cap Growth Funds Index(triangle) (Peer Group Index)            -40.84    pressure on the purchasing power of
                                                                                          consumers. Later in the year, consumer
(triangle)Lipper Inc.                                                                     confidence fell and market volatility
                                                                                          increased dramatically due to growing
=======================================================================================   fears of a global recession.

HOW WE INVEST                                   Our fundamental analysis seeks to            To ensure the orderly functioning of
                                             determine the drivers of a company's         the credit markets and prevent a more
We believe a growth investment strategy is   earnings. To accomplish this goal, we        severe economic downturn, in early October
an essential component of a diversified      examine financial statements to gain a       Congress enacted a $700 billion rescue
portfolio.                                   critical understanding of growth drivers,    plan - the Troubled Assets Relief Program.
                                             allowing us to quantify earnings power. We   In addition, the U.S. Federal Reserve (the
   We seek to identify large-cap companies   analyze industry trends, growth rates and    Fed), in concert with other central banks,
with the potential to meet or exceed         the competitive landscape, and we talk or    dramatically lowered short-term interest
consensus earnings estimates and that can    meet with company management to evaluate     rates.
generate sustainable growth                  proprietary products and the quality of
characteristics. To accomplish this goal,    management. We also closely analyze             In this environment, the Fund's Series
we utilize a rules-based approach that       valuation levels to help reduce the risk     I shares, excluding variable product
balances proprietary quantitative analysis   of holding highly priced stocks and to       issuer charges, had double-digit negative
with rigorous fundamental analysis. We       determine the potential for capital          performance but performed in line with the
also incorporate a proprietary sell model    appreciation.                                Russell 1000 Growth Index for the year.(1)
that seeks to identify and eliminate                                                      Outperformance versus the index in the
stocks at high risk of underperformance.        Portfolio construction plays an           consumer discretionary, energy and
                                             important role in risk management. While     financials sectors was offset by
   Our quantitative model ranks companies    sector overweights and underweights are      underperformance in the consumer staples,
based on a set of fundamental, valuation     driven by our investment process, we cap     industrials, health care and materials
and timeliness factors. This model           the Fund's maximum sector overweight at      sectors.
provides an objective approach to            1,000 basis points (10 percentage points)
identifying new investment opportunities.    versus Russell 1000 Growth Index sectors.       The Fund outperformed its
We focus our fundamental analysis on the     We seek to manage stock-specific risk by     style-specific index by the widest margin
top 20% of the stocks in the investment      building a diversified portfolio of          in the consumer discretionary sector,
universe identified by our quantitative      typically 50 to 80 stocks.                   driven by stock selection and an
model.                                                                                    underweight position.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Information Technology               29.9%   1. Aerospace & Defense                9.8%    1. Hewlett-Packard Co.               5.2%
Health Care                          19.1    2. Systems Software                   9.1     2. Lockheed Martin Corp.             5.1
Industrials                          17.3    3. Computer Hardware                  8.8     3. Amgen Inc.                        4.2
Consumer Staples                      7.9    4. Biotechnology                      8.2     4. Accenture Ltd.-Class A            4.0
Consumer Discretionary                6.8    5. Health Care Equipment              6.4     5. Baxter International Inc.         3.8
Energy                                6.7    ==========================================    6. Johnson & Johnson                 3.4
Financials                            5.9                                                  7. Wal-Mart Stores, Inc.             3.2
Materials                             2.0    ==========================================    8. Occidental Petroleum Corp.        2.7
Telecommunication Services            0.7    Total Net Assets             $63.4 million    9. Oracle Corp.                      2.7
Money Market Funds                                                                        10. Gildead Sciences, Inc.            2.7
Plus Other Assets Less Liabilities    3.7    Total Number of Holdings*              54
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. LARGE CAP GROWTH FUND

The Fund's underweight position was a           Underperformance in the materials                   GEOFFREY KEELING
benefit during the year as many consumer     sector was driven primarily by stock                   Chartered Financial Analyst,
discretionary stocks performed poorly due    selection and an overweight position in      [KEELING  senior portfolio manager, is
to significant reductions in consumer        metals and mining stocks. The stocks of      PHOTO]    co-manager of AIM V.I. Large Cap
spending. Two holdings that held up well     several Fund holdings in this industry                 Growth Fund. He joined Invesco
in this difficult environment were auto      declined due to the rapid slowdown in        Aim in 1995. Mr. Keeling earned a B.B.A.
parts retailer AUTOZONE and adult            demand for commodities driven by the         degree in finance from The University of
education provider APOLLO GROUP. These two   global recession. Those stocks included      Texas at Austin.
holdings were among the Fund's leading       FREEPORT MCMORAN COPPER and RIO TINTO.
contributors to performance for the year.    While we sold our position in Freeport                 ROBERT SHOSS
                                             McMoran Copper during the year, we                     Senior portfolio manager, is
   The Fund also outperformed its            continued to hold a small position in Rio    [SHOSS    co-manager of AIM V.I. Large Cap
style-specific index in the energy sector,   Tinto at year end.                           PHOTO]    Growth Fund. He joined Invesco
due to stock selection and an underweight                                                           Aim in 1995. Mr. Shoss earned a
position. After reaching a record high in       Our investment process also led us to     B.A. from The University of Texas at
July,(2) the price of oil fell sharply due   reduce our exposure to several sectors       Austin and an M.B.A. and a J.D. from the
to weakening demand caused by the global     during the year, including materials,        University of Houston.
economic slowdown. As a result, the Fund's   telecommunication services, information
underweight position in the energy sector    technology, financials and utilities.        Assisted by the Large/Multi-Cap Growth
benefited performance.                       Proceeds from these sales were primarily     Team
                                             invested in the more defensive consumer
   The financials sector was the weakest     staples and health care sectors.
performing sector in the Russell 1000
Growth Index in 2008 as the credit crisis       We thank you for your commitment to AIM
intensified and a liquidity crunch           V.I. Large Cap Growth Fund.
emerged. Within this sector,
outperformance versus the index was driven   (1) Lipper Inc.
by stock selection and an underweight
position. The Fund benefited from an         (2) Bloomberg L.P.
underweight position in several industries
in which companies had steep declines in     The views and opinions expressed in
their stock prices when investor             management's discussion of Fund
confidence faltered, including capital       performance are those of Invesco Aim
markets, consumer finance and diversified    Advisors, Inc. These views and opinions
financial services.                          are subject to change at any time based on
                                             factors such as market and economic
   The Fund underperformed the Russell       conditions. These views and opinions may
1000 Growth Index by the widest margin in    not be relied upon as investment advice or
the consumer staples sector, primarily       recommendations, or as an offer for a
driven by an underweight position. While     particular security. The information is
the consumer staples sector had negative     not a complete analysis of every aspect of
returns, its more defensive nature made it   any market, country, industry, security or
a refuge in the volatile market              the Fund. Statements of fact are from
environment, and it held up better than      sources considered reliable, but Invesco
all other sectors in the index. As a         Aim Advisors, Inc. makes no representation
result, the Fund's underweight position      or warranty as to their completeness or
detracted from performance.                  accuracy. Although historical performance
                                             is no guarantee of future results, these
   Underperformance in the industrials       insights may help you understand our
sector was due to stock selection and an     investment management philosophy.
overweight position. Many holdings in the
industrials sector were hurt by fears that   See important Fund and index disclosures
the slowdown in the U.S. economy would       later in this report.
lead to a global recession. One holding in
the sector that detracted from Fund
performance was power and automation
technology provider ABB. Several aerospace
and defense holdings also were weak,
including LOCKHEED MARTIN.

   A third area of weakness for the Fund
was the health care sector. Several of the Fund's health care providers and services holdings performed poorly, among them
WELLPOINT and COVENTRY HEALTHCARE. We sold both holdings before the close of the year due to deteriorating fundamentals.

AIM V.I. LARGE CAP GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 ASSET VALUE. INVESTMENT RETURN AND           FIGURES GIVEN REPRESENT THE FUND AND ARE
As of 12/31/08                               PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   NOT INTENDED TO REFLECT ACTUAL VARIABLE
                                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        PRODUCT VALUES. THEY DO NOT REFLECT SALES
SERIES I SHARES                              SHARES.                                      CHARGES, EXPENSES AND FEES ASSESSED IN
                                                                                          CONNECTION WITH A VARIABLE PRODUCT. SALES
Inception (8/29/03)                 -0.28%      THE NET ANNUAL FUND OPERATING EXPENSE     CHARGES, EXPENSES AND FEES, WHICH ARE
 5 Years                            -2.03    RATIO SET FORTH IN THE MOST RECENT FUND      DETERMINED BY THE VARIABLE PRODUCT
 1 Year                            -38.29    PROSPECTUS AS OF THE DATE OF THIS REPORT     ISSUERS, WILL VARY AND WILL LOWER THE
                                             FOR SERIES I AND SERIES II SHARES WAS        TOTAL RETURN.
SERIES II SHARES                             1.01% AND 1.26%, RESPECTIVELY.(1) THE
Inception (8/29/03)                 -0.48%   TOTAL ANNUAL FUND OPERATING EXPENSE RATIO       THE MOST RECENT MONTH-END PERFORMANCE
 5 Years                            -2.23    SET FORTH IN THE MOST RECENT FUND            DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
 1 Year                            -38.41    PROSPECTUS AS OF THE DATE OF THIS REPORT     PRODUCT CHARGES, IS AVAILABLE ON THE
==========================================   FOR SERIES I AND SERIES II SHARES WAS        INVESCO AIM AUTOMATED INFORMATION LINE,
                                             1.06% AND 1.31%, RESPECTIVELY. THE EXPENSE   866 702 4402. AS MENTIONED ABOVE, FOR THE
THE PERFORMANCE OF THE FUND'S SERIES I AND   RATIOS PRESENTED ABOVE MAY VARY FROM THE     MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARE CLASSES WILL DIFFER          EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.   OF THIS REPORT THAT ARE BASED ON EXPENSES    CONTACT YOUR VARIABLE PRODUCT ISSUER OR
                                             INCURRED DURING THE PERIOD COVERED BY THIS   FINANCIAL ADVISOR.
   THE PERFORMANCE DATA QUOTED REPRESENT     REPORT.
PAST PERFORMANCE AND CANNOT GUARANTEE                                                        HAD THE ADVISOR NOT WAIVED FEES AND/OR
COMPARABLE FUTURE RESULTS; CURRENT              AIM V.I. LARGE CAP GROWTH FUND, A         REIMBURSED EXPENSES IN THE PAST,
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   SERIES PORTFOLIO OF AIM VARIABLE INSURANCE   PERFORMANCE WOULD HAVE BEEN LOWER.
CONTACT YOUR VARIABLE PRODUCT ISSUER OR      FUNDS, IS CURRENTLY OFFERED THROUGH
FINANCIAL ADVISOR FOR THE MOST RECENT        INSURANCE COMPANIES ISSUING VARIABLE         (1) Total annual operating expenses less
MONTH-END VARIABLE PRODUCT PERFORMANCE.      PRODUCTS. YOU CANNOT PURCHASE SHARES OF          any contractual fee waivers and/or
PERFORMANCE FIGURES REFLECT FUND EXPENSES,   THE FUND DIRECTLY. PERFORMANCE                   expense reimbursements by the advisor
REINVESTED DISTRIBUTIONS AND CHANGES IN                                                       in effect through at least April 30,
NET                                                                                           2010. See current prospectus for more
                                                                                              information.

====================================================================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - OLDEST SHARE CLASSES SINCE INCEPTION

Fund data from 8/29/03, index data from 08/31/03

           AIM V.I. Large     AIM V.I. Large                                                Lipper VUF
          Cap Growth Fund-   Cap Growth Fund-                      Russell 1000 Growth   Large-Cap Growth
 Date     Series I Shares    Series II Shares   S&P 500 Index(1)         Index(1)          Funds Index(1)
-------   ----------------   ----------------   ----------------   -------------------   ----------------
8/29/03        $10000             $10000
   8/03         10000              10000             $10000               $10000               10000
   9/03          9840               9840               9894                 9893                9786
  10/03         10610              10610              10454                10449               10392
  11/03         10830              10830              10545                10558               10475
  12/03         10917              10911              11098                10923               10848
   1/04         11107              11101              11302                11146               11020
   2/04         11117              11111              11459                11217               11060
   3/04         11177              11171              11286                11009               10964
   4/04         10916              10911              11109                10881               10729
   5/04         11257              11241              11261                11084               10920
   6/04         11457              11442              11480                11222               11115
   7/04         10777              10761              11100                10588               10481
   8/04         10676              10661              11145                10536               10427
   9/04         10987              10971              11265                10636               10665
  10/04         10958              10941              11437                10802               10844
  11/04         11569              11542              11900                11173               11306
  12/04         11909              11881              12305                11611               11765
   1/05         11617              11590              12005                11224               11362
   2/05         11738              11711              12257                11344               11394
   3/05         11547              11520              12041                11137               11263
   4/05         11075              11049              11812                10925               11003
   5/05         11617              11591              12188                11453               11589
   6/05         11777              11752              12205                11411               11658
   7/05         12148              12113              12659                11969               12175
   8/05         11998              11963              12544                11815               12066
   9/05         12329              12294              12645                11869               12211
  10/05         12169              12123              12434                11754               12155
  11/05         12691              12645              12904                12261               12724
  12/05         12777              12731              12909                12222               12765
   1/06         13421              13363              13251                12437               13131
   2/06         13190              13132              13286                12417               12976
   3/06         13412              13353              13452                12601               13086
   4/06         13412              13344              13632                12583               13103
   5/06         12688              12620              13240                12157               12471
   6/06         12698              12641              13258                12109               12426
   7/06         12597              12531              13340                11878               12165
   8/06         12759              12691              13657                12249               12482
   9/06         13041              12973              14008                12585               12808
  10/06         13442              13364              14464                13028               13176
  11/06         13644              13565              14739                13286               13509
  12/06         13808              13726              14946                13331               13568
   1/07         14099              14008              15172                13674               13897
   2/07         13656              13565              14876                13417               13605
   3/07         13877              13786              15042                13490               13730
   4/07         14431              14329              15708                14125               14261
   5/07         15016              14913              16256                14633               14773
   6/07         14825              14711              15986                14415               14605
   7/07         14392              14289              15491                14191               14419
   8/07         14684              14571              15722                14417               14656
   9/07         15509              15385              16310                15021               15515
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                    [MOUNTAIN CHART]

  10/07         16446              16310              16569                15533               16161
  11/07         15811              15677              15876                14960               15516
  12/07         15968              15827              15766                14906               15527
   1/08         14477              14351              14821                13744               14104
   2/08         14265              14140              14340                13471               13816
   3/08         13812              13677              14278                13389               13687
   4/08         14658              14521              14973                14092               14530
   5/08         15202              15054              15167                14608               14957
   6/08         14224              14080              13889                13556               13985
   7/08         13933              13799              13773                13299               13702
   8/08         13823              13679              13972                13442               13710
   9/08         12282              12151              12728                11885               11970
  10/08         10266              10151              10591                 9793                9945
  11/08          9521               9417               9831                 9014                9005
  12/08          9852               9746               9934                 9177                9186
====================================================================================================================================

AIM V.I. LARGE CAP GROWTH FUND

AIM V.I. LARGE CAP GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND        The RUSSELL 1000--REGISTERED              OTHER INFORMATION
                                             TRADEMARK-- GROWTH INDEX measures the
Prices of equity securities change in        performance of those Russell 1000               The Chartered Financial
response to many factors, including the      companies with higher price-to-book ratios   Analyst--REGISTERED TRADEMARK--
historical and prospective earnings of the   and higher forecasted growth values. The     (CFA--REGISTERED TRADEMARK--) designation
issuer, the value of its assets, general     Russell 1000 Growth Index is a               is a globally recognized standard for
economic conditions, interest rates,         trademark/service mark of the Frank          measuring the competence and integrity of
investor perceptions and market liquidity.   Russell Company. Russell--REGISTERED         investment professionals.
                                             TRADEMARK-- is a trademark of the Frank
   Foreign securities have additional        Russell Company.                                The returns shown in management's
risks, including exchange rate changes,                                                   discussion of Fund performance are based
political and economic upheaval, relative       The LIPPER VUF LARGE-CAP GROWTH FUNDS     on net asset values calculated for
lack of information, relatively low market   INDEX is an equally weighted                 shareholder transactions. Generally
liquidity, and the potential lack of         representation of the largest variable       accepted accounting principles require
strict financial and accounting controls     insurance underlying funds in the Lipper     adjustments to be made to the net assets
and standards.                               Large-Cap Growth Funds category. These       of the Fund at period end for financial
                                             funds typically have an above-average        reporting purposes, and as such, the net
   There is no guarantee that the            price-to-earnings ratio, price-to-book       asset values for shareholder transactions
investment techniques and risk analysis      ratio and three-year sales-per-share         and the returns based on those net asset
used by the Fund's portfolio managers will   growth value compared to the S&P 500         values may differ from the net asset
produce the desired results.                 Index.                                       values and returns reported in the
                                                                                          Financial Highlights. Additionally, the
   The prices of securities held by the         The Fund is not managed to track the      returns and net asset values shown
Fund may decline in response to market       performance of any particular index,         throughout this report are at the Fund
risks.                                       including the indexes defined here, and      level only and do not include variable
                                             consequently, the performance of the Fund    product issuer charges. If such charges
ABOUT INDEXES USED IN THIS REPORT            may deviate significantly from the           were included, the total returns would be
                                             performance of the indexes.                  lower.
The S&P 500--REGISTERED TRADEMARK-- INDEX
is a market capitalization-weighted index       A direct investment cannot be made in        Industry classifications used in this
covering all major areas of the U.S.         an index. Unless otherwise indicated,        report are generally according to the
economy. It is not the 500 largest           index results include reinvested             Global Industry Classification Standard,
companies, but rather the most widely held   dividends, and they do not reflect sales     which was developed by and is the
500 companies chosen with respect to         charges. Performance of an index of funds    exclusive property and a service mark of
market size, liquidity, and their            reflects fund expenses; performance of a     MSCI Inc. and Standard & Poor's.
industry.                                    market index does not.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES        VALUE
-----------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-96.34%

AEROSPACE & DEFENSE-9.81%

General Dynamics Corp.                                  12,330    $   710,084
-----------------------------------------------------------------------------
Lockheed Martin Corp.                                   38,401      3,228,756
-----------------------------------------------------------------------------
Raytheon Co.                                            31,593      1,612,507
-----------------------------------------------------------------------------
United Technologies Corp.                               12,420        665,712
=============================================================================
                                                                    6,217,059
=============================================================================


APPLICATION SOFTWARE-2.63%

Adobe Systems Inc.(b)                                   46,684        993,903
-----------------------------------------------------------------------------
Intuit Inc.(b)                                          28,399        675,612
=============================================================================
                                                                    1,669,515
=============================================================================


AUTOMOTIVE RETAIL-2.04%

AutoZone, Inc.(b)                                        9,267      1,292,469
=============================================================================


BIOTECHNOLOGY-8.22%

Amgen Inc.(b)                                           45,900      2,650,725
-----------------------------------------------------------------------------
Genentech, Inc.(b)                                      10,182        844,190
-----------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                                33,482      1,712,269
=============================================================================
                                                                    5,207,184
=============================================================================


COMMUNICATIONS EQUIPMENT-1.46%

Cisco Systems, Inc.(b)                                  56,872        927,014
=============================================================================


COMPUTER HARDWARE-8.83%

Apple Inc.(b)                                           12,636      1,078,483
-----------------------------------------------------------------------------
Hewlett-Packard Co.                                     90,511      3,284,644
-----------------------------------------------------------------------------
International Business Machines Corp.                   14,656      1,233,449
=============================================================================
                                                                    5,596,576
=============================================================================


CONSTRUCTION & ENGINEERING-1.79%

Fluor Corp.                                             25,254      1,133,147
=============================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.50%

Joy Global Inc.                                         13,753        314,806
=============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-0.83%

MasterCard, Inc.-Class A                                 3,683        526,411
=============================================================================


DISTILLERS & VINTNERS-1.93%

Diageo PLC (United Kingdom)                             86,726      1,224,150
=============================================================================


DIVERSIFIED BANKS-0.70%

Unibanco-Uniao de Bancos Brasileiros S.A.-ADR
  (Brazil)                                               6,826        441,096
=============================================================================


DIVERSIFIED METALS & MINING-0.30%

Rio Tinto PLC-ADR (United Kingdom)                       2,164        192,401
=============================================================================

EDUCATION SERVICES-1.76%

Apollo Group Inc.-Class A(b)                            14,588      1,117,733
=============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.92%

Waste Management, Inc.                                  17,603        583,363
=============================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-1.69%

Syngenta AG (Switzerland)                                5,544      1,071,903
=============================================================================


FOOTWEAR-1.15%

NIKE, Inc.-Class B                                      14,302        729,402
=============================================================================


HEALTH CARE EQUIPMENT-6.49%

Bard (C.R.), Inc.                                       12,419      1,046,425
-----------------------------------------------------------------------------
Baxter International Inc.                               45,346      2,430,092
-----------------------------------------------------------------------------
St. Jude Medical, Inc.(b)                               19,257        634,711
=============================================================================
                                                                    4,111,228
=============================================================================


HEALTH CARE SERVICES-0.93%

Express Scripts, Inc.(b)                                10,680        587,186
=============================================================================


HEAVY ELECTRICAL EQUIPMENT-1.14%

ABB Ltd. (Switzerland)                                  47,837        719,669
=============================================================================


HOUSEHOLD PRODUCTS-1.51%

Procter & Gamble Co. (The)                              15,464        955,984
=============================================================================


HYPERMARKETS & SUPER CENTERS-3.22%

Wal-Mart Stores, Inc.                                   36,375      2,039,182
=============================================================================


INSURANCE BROKERS-1.89%

Aon Corp.                                               26,287      1,200,790
=============================================================================


INTEGRATED OIL & GAS-5.08%

Exxon Mobil Corp.                                       12,071        963,628
-----------------------------------------------------------------------------
Marathon Oil Corp.                                      19,172        524,546
-----------------------------------------------------------------------------
Occidental Petroleum Corp.                              28,909      1,734,251
=============================================================================
                                                                    3,222,425
=============================================================================


INTERNET SOFTWARE & SERVICES-1.13%

Google Inc.-Class A(b)                                   2,327        715,902
=============================================================================


IT CONSULTING & OTHER SERVICES-3.96%

Accenture Ltd.-Class A                                  76,629      2,512,665
=============================================================================


LIFE & HEALTH INSURANCE-1.20%

Unum Group                                              40,928        761,261
=============================================================================


OIL & GAS DRILLING-0.80%

ENSCO International Inc.                                17,933        509,118
=============================================================================


OIL & GAS EQUIPMENT & SERVICES-0.82%

National-Oilwell Varco Inc.(b)                          21,202        518,177
=============================================================================


PHARMACEUTICALS-3.44%

Johnson & Johnson                                       36,438      2,180,086
=============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. LARGE CAP GROWTH FUND

                                                       SHARES        VALUE
-----------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE-2.15%

Chubb Corp. (The)                                       26,703    $ 1,361,853
=============================================================================


RAILROADS-3.14%

Burlington Northern Santa Fe Corp.                       9,400        711,674
-----------------------------------------------------------------------------
Norfolk Southern Corp.                                  14,400        677,520
-----------------------------------------------------------------------------
Union Pacific Corp.                                     12,600        602,280
=============================================================================
                                                                    1,991,474
=============================================================================


RESTAURANTS-1.87%

McDonald's Corp.                                        19,062      1,185,466
=============================================================================


SEMICONDUCTORS-1.96%

Intel Corp.                                             35,840        525,414
-----------------------------------------------------------------------------
Xilinx, Inc.                                            40,070        714,048
=============================================================================
                                                                    1,239,462
=============================================================================


SOFT DRINKS-1.27%

PepsiCo, Inc.                                           14,651        802,435
=============================================================================


SYSTEMS SOFTWARE-9.12%

BMC Software, Inc.(b)                                   41,689      1,121,851
-----------------------------------------------------------------------------
Microsoft Corp.                                         87,273      1,696,587
-----------------------------------------------------------------------------
Oracle Corp.(b)                                         97,256      1,724,349
-----------------------------------------------------------------------------
Symantec Corp.(b)                                       91,309      1,234,498
=============================================================================
                                                                    5,777,285
=============================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.66%

America Movil S.A.B. de C.V.-Series L-ADR (Mexico)      13,479        417,714
=============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $66,431,815)                                          61,053,591
=============================================================================



MONEY MARKET FUNDS-3.76%

Liquid Assets Portfolio-Institutional Class(c)       1,192,194      1,192,194
-----------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             1,192,194      1,192,194
=============================================================================
     Total Money Market Funds (Cost $2,384,388)                     2,384,388
=============================================================================
TOTAL INVESTMENTS-100.10% (Cost $68,816,203)                       63,437,979
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.10)%                                 (60,926)
=============================================================================
NET ASSETS-100.00%                                                $63,377,053
_____________________________________________________________________________
=============================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $66,431,815)                            $ 61,053,591
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   2,384,388
======================================================
     Total investments (Cost
       $68,816,203)                         63,437,979
======================================================
Receivables for:
  Fund shares sold                               2,118
------------------------------------------------------
  Dividends                                     92,031
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             22,013
======================================================
     Total assets                           63,554,141
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                        68,839
------------------------------------------------------
  Accrued fees to affiliates                    36,457
------------------------------------------------------
  Accrued other operating expenses              39,689
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              32,103
======================================================
     Total liabilities                         177,088
======================================================
Net assets applicable to shares
  outstanding                             $ 63,377,053
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 83,717,523
------------------------------------------------------
Undistributed net investment income            177,543
------------------------------------------------------
Undistributed net realized gain (loss)     (15,139,614)
------------------------------------------------------
Unrealized appreciation (depreciation)      (5,378,399)
======================================================
                                          $ 63,377,053
______________________________________________________
======================================================



NET ASSETS:

Series I                                  $ 62,665,071
______________________________________________________
======================================================
Series II                                 $    711,982
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     6,405,822
______________________________________________________
======================================================
Series II                                       73,408
______________________________________________________
======================================================
Series I:
  Net asset value per share               $       9.78
______________________________________________________
======================================================
Series II:
  Net asset value per share               $       9.70
______________________________________________________
======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $22,262)                       $  1,121,019
------------------------------------------------------
Dividends from affiliated money market
  funds                                         75,429
======================================================
     Total investment income                 1,196,448
======================================================


EXPENSES:

Advisory fees                                  672,316
------------------------------------------------------
Administrative services fees                   283,401
------------------------------------------------------
Custodian fees                                  12,656
------------------------------------------------------
Distribution fees-Series II                      2,382
------------------------------------------------------
Transfer agent fees                              9,714
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      18,595
------------------------------------------------------
Other                                           59,870
======================================================
     Total expenses                          1,058,934
======================================================
Less: Fees waived                              (83,506)
======================================================
     Net expenses                              975,428
======================================================
Net investment income                          221,020
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains from securities sold to
     affiliates of $31,233)                 (5,333,693)
------------------------------------------------------
  Foreign currencies                            10,793
======================================================
                                            (5,322,900)
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (39,639,515)
------------------------------------------------------
  Foreign currencies                              (167)
======================================================
                                           (39,639,682)
======================================================
Net realized and unrealized gain (loss)    (44,962,582)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(44,741,562)
______________________________________________________
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $    221,020    $    129,670
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (5,322,900)      4,673,962
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (39,639,682)     13,025,734
========================================================================================================
  Net increase (decrease) in net assets resulting from operations            (44,741,562)     17,829,366
========================================================================================================
  Distributions to shareholders from net investment income-Series I              (10,393)        (38,491)
________________________________________________________________________________________________________
========================================================================================================
Share transactions-net:
  Series I                                                                   (22,100,762)     (9,305,183)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (100,213)       (929,004)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (22,200,975)    (10,234,187)
========================================================================================================
     Net increase (decrease) in net assets                                   (66,952,930)      7,556,688
========================================================================================================


NET ASSETS:

  Beginning of year                                                          130,329,983     122,773,295
========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $177,543 and $(43,877), respectively)                                  $ 63,377,053    $130,329,983
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. LARGE CAP GROWTH FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.


AIM V.I. LARGE CAP GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.695%
-------------------------------------------------------------------
Next $250 million                                            0.67%
-------------------------------------------------------------------
Next $500 million                                            0.645%
-------------------------------------------------------------------
Next $1.5 billion                                            0.62%
-------------------------------------------------------------------
Next $2.5 billion                                            0.595%
-------------------------------------------------------------------
Next $2.5 billion                                            0.57%
-------------------------------------------------------------------
Next $2.5 billion                                            0.545%
-------------------------------------------------------------------
Over $10 billion                                             0.52%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $83,506.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $233,401 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

AIM V.I. LARGE CAP GROWTH FUND

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $60,422,257
--------------------------------------
Level 2                     3,015,722
--------------------------------------
Level 3                            --
======================================
                          $63,437,979
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $160,237 and securities sales of $333,059, which resulted in net realized gains of $31,233.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,358 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


AIM V.I. LARGE CAP GROWTH FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                  2008        2007
---------------------------------------------------------------------------------------------------
Distributions paid from ordinary income                                         $10,393     $38,491
___________________________________________________________________________________________________
===================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    221,573
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                             (6,357,442)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                             (175)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (42,122)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (11,925,246)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (2,237,058)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                         83,717,523
================================================================================================
Total net assets                                                                    $ 63,377,053
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $11,925,246 of capital loss carryforward in the fiscal year ending December 31, 2009.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2009                                                                  $ 3,427,095
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                    3,544,700
-----------------------------------------------------------------------------------------------
December 31, 2013                                                                       10,284
-----------------------------------------------------------------------------------------------
December 31, 2014                                                                    1,757,332
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                    3,185,835
===============================================================================================
Total capital loss carryforward                                                    $11,925,246
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $38,726,646 and $60,838,871, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  4,237,632
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (10,595,074)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $ (6,357,442)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $69,795,421.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2008, undistributed net investment income was increased by $10,793 and undistributed net realized gain (loss) was decreased by $10,793. This reclassification had no effect on the net assets of the Fund.


AIM V.I. LARGE CAP GROWTH FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      671,040     $  8,675,551      1,230,557     $ 18,519,621
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       6,894           71,952            404            6,093
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        1,089           10,393          2,379           38,491
------------------------------------------------------------------------------------------------------------------------
  Series II                                                          --               --             --               --
========================================================================================================================
Reacquired:
  Series I                                                   (2,408,114)     (30,786,706)    (1,902,716)     (27,863,295)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (13,392)        (172,165)       (63,178)        (935,097)
========================================================================================================================
     Net increase (decrease) in share activity               (1,742,483)    $(22,200,975)      (732,554)    $(10,234,187)
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. LARGE CAP GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                            NET GAINS (LOSSES)
                     NET ASSET      NET        ON SECURITIES                 DIVIDENDS  DISTRIBUTIONS
                       VALUE,   INVESTMENT         (BOTH        TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                     BEGINNING    INCOME       REALIZED AND     INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                     OF PERIOD    (LOSS)        UNREALIZED)     OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
--------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08    $15.85     $ 0.03(c)       $(6.10)         $(6.07)     $(0.00)       $   --         $(0.00)      $ 9.78
Year ended 12/31/07     13.71       0.02            2.13            2.15       (0.01)           --          (0.01)       15.85
Year ended 12/31/06     12.71       0.02            1.00            1.02       (0.02)           --          (0.02)       13.71
Year ended 12/31/05     11.86      (0.01)(c)        0.88            0.87          --         (0.02)         (0.02)       12.71
Year ended 12/31/04     10.90      (0.04)(e)        1.03            0.99          --         (0.03)         (0.03)       11.86
--------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08     15.75       0.00(c)        (6.05)          (6.05)         --            --             --         9.70
Year ended 12/31/07     13.66      (0.04)           2.13            2.09          --            --             --        15.75
Year ended 12/31/06     12.67      (0.01)           1.00            0.99          --            --             --        13.66
Year ended 12/31/05     11.84      (0.03)(c)        0.88            0.85          --         (0.02)         (0.02)       12.67
Year ended 12/31/04     10.90      (0.06)(e)        1.03            0.97          --         (0.03)         (0.03)       11.84
________________________________________________________________________________________________________________________________
================================================================================================================================

                                                     RATIO OF          RATIO OF
                                                     EXPENSES          EXPENSES
                                                    TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                    NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                   NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                       TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                     RETURN(A)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(B)
--------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08    (38.29)%     $ 62,665           1.01%(d)          1.10%(d)        0.23%(d)       41%
Year ended 12/31/07     15.64        129,071           1.01              1.08            0.11           58
Year ended 12/31/06      8.05        120,825           1.02              1.23            0.06           76
Year ended 12/31/05      7.30          4,352           1.13              7.30           (0.06)          99
Year ended 12/31/04      9.08            596           1.33              9.88           (0.35)(e)      104
--------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08    (38.41)           712           1.26(d)           1.35(d)        (0.02)(d)       41
Year ended 12/31/07     15.30          1,259           1.26              1.33           (0.14)          58
Year ended 12/31/06      7.81          1,949           1.27              1.48           (0.19)          76
Year ended 12/31/05      7.15            636           1.33              7.55           (0.26)          99
Year ended 12/31/04      8.89            594           1.48             10.13           (0.50)(e)      104
______________________________________________________________________________________________________________
==============================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $95,783 and $953 for Series I and Series II shares, respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.06) and (0.51)% and $(0.08) and (0.66)% for Series I and Series II shares, respectively.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. LARGE CAP GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $692.80        $4.30       $1,020.06       $5.13        1.01%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        692.40         5.36        1,018.80        6.39        1.26
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. LARGE CAP GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Corporate Dividends Received Deduction*                100%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. LARGE CAP GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. LARGE CAP GROWTH FUND

[INVESCO AIM LOGO]             AIM V.I. LEISURE FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                        [MOUNTAIN GRAPHIC]


The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC
Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products")
that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,
2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN
MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. LEISURE FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                                                                          holdings across a variety of
PERFORMANCE SUMMARY                                                                       leisure-related stocks, including those of
                                                                                          cable television companies, satellite
The consumer discretionary sector was negatively affected by the credit contraction and   programming companies, publishers, cruise
reduced consumer spending during the year. As a result, Series I shares of AIM V.I.       lines, advertising agencies, hotels,
Leisure Fund, excluding variable product issuer charges, underperformed the broad         casinos, electronic game and toy
market, as measured by the S&P 500 Index, for the year ended December 31,                 manufacturers, restaurants, retailers and
2008.(triangle) The majority of the Fund's underperformance relative to the S&P 500       entertainment companies.
Index resulted from our overweight exposure to the hotels, resorts and cruise line
industry and the casino and gambling industry.                                               We consider selling or trimming a stock
                                                                                          when:
   Your Fund's long-term performance appears later in this report.
                                                                                          o  There is a change in the company's
FUND VS. INDEXES                                                                             fundamental business prospects.

Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           o  A stock's valuation rises so that it is
If variable product issuer charges were included, returns would be lower.                    no longer attractive relative to other
                                                                                             investment opportunities.
Series I Shares                                                                 -43.04%
Series II Shares                                                                -43.17    MARKET CONDITIONS AND YOUR FUND
S&P 500 Index(triangle) (Broad Market / Style-Specific Index)                   -36.99
                                                                                          Several factors contributed to the
(triangle) Lipper Inc.                                                                    negative performance of most major market
=======================================================================================   indexes for the fiscal year ended December
                                                                                          31, 2008.(1) The chief catalyst was the
HOW WE INVEST                                is based on a company's                      ongoing subprime loan crisis and its far
                                             strategic plan, financial health             reaching effects on overall credit
We focus on companies that profit from       and competitive position.                    availability. Although inflation weighed
consumer spending on leisure activities --                                                heavily on the minds of consumers and
products or services purchased with             We build a detailed financial model       investors in the first half of 2008,
consumers' discretionary dollars. We focus   that projects the next two to three years,   falling home values and commodity prices
on such companies because we believe         helping us determine an anticipated fair     alleviated short-term inflationary
several long-term trends may potentially     valuation based primarily on our             pressures beginning mid-year as
lead to increased consumer spending in the   expectations for free cash flow growth.      unemployment and global economic
future. These trends include:                These expectations are a direct result of    instability took center stage.
                                             the insight gained in our fundamental
o  Demographic and income trends,            research.                                       The U.S. Federal Reserve Board (the
   including rising household incomes,                                                    Fed) continued the monetary easing policy
   increased spending on leisure goods and      Ideal companies for inclusion in the      it began in 2007. Since December 2007, the
   services and boomers reaching their       Fund generally have the following            Fed cut the federal funds target rate from
   peak spending years.                      characteristics:                             4.25% to a range of zero to 0.25%(2) in an
                                                                                          effort to inject liquidity into weakening
o  Technology innovation and integration,    o  Attractive valuation relative to          credit markets. Real gross domestic
   including new product introductions,         estimated fair value                      product turned negative in the third
   first-mover advantage and technology as                                                quarter of 2008 and is expected to have
   a strategic business tool.                o  Potential to capitalize on all            contracted further in the fourth quarter.
                                                identified themes                         This contraction was largely due to a
o  Globalization of the industry,                                                         decrease in personal consumption and
   providing the ability to access new       o  Improving industry or company dynamics    residential investment. Inflation, as
   markets.                                                                               measured by the seasonally-adjusted
                                             o  Identifiable competitive advantage        Consumer Price Index, virtually
Fundamental research is used to gain a
thorough understanding of each company's     o  A management team that fosters
potential to benefit from at least one of       innovation
the three key themes we believe will drive
leisure industries' growth over the next        Just as we look for managements with
two to three years. Our analysis             long-term visions, we maintain a long-term
                                             investment horizon, resulting in
                                             relatively low portfolio turnover. We
                                             manage risk by diversifying the Fund's

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES                          TOP 10 EQUITY HOLDINGS*
By sector
                                             1. Movies & Entertainment            12.9%    1. Omnicom Group Inc.                6.1%
Consumer Discretionary               71.2%   2. Cable & Satellite                 12.0     2. Comcast Corp.-Class A             4.7
Consumer Staples                     16.4    3. Advertising                        9.3     3. News Corp.-Class A                4.7
Information Technology                3.1    4. Hotels, Resorts & Cruise Lines     7.3     4. Walt Disney Co. (The)             4.2
Financials                            2.0    5. Restaurants                        7.2     5. Cablevision Systems Corp.-Class A 3.3
Money Market Funds Plus                      ==========================================    6. Diageo PLC                        3.2
Other Assets Less Liabilities         7.3                                                  7. PepsiCo, Inc.                     2.8
                                             ==========================================    8. McDonald's Corp.                  2.8
                                             Total Net Assets             $18.0 million    9. Time Warner Inc.                  2.7
                                                                                          10. Kohl's Corp.                      2.4
                                             Total Number of Holdings*               71
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. LEISURE FUND

ground to a halt following sharp declines    abroad as consumers sought to dine at less                     JUAN HARTSFIELD
in energy prices in the second half of the   expensive, value eateries.                                     Chartered Financial
year. However, unemployment trended higher                                                    [HARTSFIELD   Analyst, portfolio
during the year and ultimately reached a        We continued to review the portfolio            PHOTO]      manager, is lead manager
seasonally adjusted rate of 7.2% in          for better insight into the companies we                       of AIM V.I. Leisure
December.(3)                                 believe may do well over the next few                          Fund. He began his
                                             years. In our view, this includes            investment career in 2000 as an equity
   Against this backdrop, consumer           companies with access to capital, strong     analyst and later was named a portfolio
staples, health care and utilities were      balance sheets and the ability to survive    manager. He joined Invesco Aim in 2004.
among the best performing sectors of the     short-term volatility. It seemed that the    Mr. Hartsfield earned a B.S. in petroleum
S&P 500 Index. Conversely, financials,       best way to navigate the weak consumer       engineering from The University of Texas
materials and IT were the worst performing   discretionary sector, hurt by declining      at Austin and an M.B.A. from the
sectors.                                     consumer spending, was to look past          University of Michigan. He joined the team
                                             earnings results and instead focus on        on Jan. 23, 2009, after the close of the
   During the year and on an absolute        companies' creditworthiness.                 reporting period.
basis, holdings in the movies and
entertainment industry, hotels, resorts         At the close of the year, the Fund was                      JONATHAN MUELLER
and cruise lines industry and advertising    positioned in line with its mandate; it                        Chartered Financial
industry were the largest detractors from    had exposure to a variety of                      [MUELLER     Advisor, portfolio
Fund performance. On the other hand, the     leisure-related industries based on our            PHOTO]      manager, is co-manager
top contributor to Fund performance was      bottom-up, stock-by-stock approach to                          of AIM V.I. Leisure
the restaurant industry.                     investing. We remind shareholders that our                     Fund. He joined Invesco
                                             time horizon for the stocks in the Fund is   Aim in 2001. Mr. Mueller earned a B.B.A.
   Relative to the S&P 500 Index, the Fund   two to three years. This long-term           in accounting from Texas Christian
benefited from overweight exposure to the    investment horizon is one reason  for the    University and an M.B.A. in finance from
restaurant industry, holdings in cable and   Fund's relatively low portfolio turnover     The University of Texas at Austin. He is
satellite television and a lack of           rate. We believe that consumer               a Certified Public Accountant. He joined
financial holdings. Conversely, the Fund's   discretionary spending is likely to ebb      the team on Jan. 23, 2009, after the close
overweight exposure to the hotels, resorts   and flow over short-term periods; that is    of the reporting period.
and cruise line industry and the casino      why we maintain a long-term investment
and gambling industry hurt performance       perspective and why we urge you to do the    MARK GREENBERG left the team on Jan. 23,
relative to the index.                       same.                                        2009, after the close of the reporting
                                                                                          period.
   As a result of deterioration in the          As always, we thank you for your
global economic outlook, investors feared    continued investment in AIM V.I. Leisure     Assisted by the Leisure Team
business and consumer spending would         Fund.
weaken. Indeed, the Fund's media stocks
were among the top detractors from           (1) Lipper Inc.
performance. OMNICOM, a diversified          (2) U.S. Federal Reserve
advertising, marketing and communications    (3) Bureau of Labor Statistics
company, suffered as forecasters called
for sharp declines in advertising and        The views and opinions expressed in
marketing spending. Shares of NEWS CORP.,    management's discussion of Fund
a diversified media company with             performance are those of Invesco Aim
resources in filmed entertainment, the       Advisors, Inc. These views and opinions
Internet, television and newspapers,         are subject to change at any time based on
declined following the company's             factors such as market and economic
acquisition of Dow Jones in 2007. Both       conditions. These views and opinions may
Omnicom and News Corp. are long-time Fund    not be relied upon as investment advice or
holdings. Although we slightly trimmed       recommendations, or as an offer for a
exposure to the two companies, the Fund      particular security. The information is
continued to hold these stocks at            not a complete analysis of every aspect of
year-end.                                    any market, country, industry, security or
                                             the Fund. Statements of fact are from
   ANHEUSER-BUSCH, the top contributor to    sources considered reliable, but Invesco
Fund performance, received an unsolicited    Aim Advisors, Inc. makes no representation
offer from Belgian brewer INBEV and          or warranty as to their completeness or
Brazilian brewer AmBev, officially known     accuracy. Although historical performance
as COMPANHIA DE BEBIDAS, during the year.    is no guarantee of future results, these
We believed the merger, which closed in      insights may help you understand our
November 2008, would accelerate cost         investment management philosophy.
savings at InBev and AmBev and leverage
the Anheuser-Busch portfolio through their   See important Fund and index disclosures
international distribution network.          later in this report.

   Restaurants, in general, performed well
relative to the broad market for the year.
In fact, MCDONALD'S, another top
contributor to Fund performance, benefited from strong sales domestically and

AIM V.I. LEISURE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a             PRODUCTS. YOU CANNOT PURCHASE SHARES OF
effective than other types of charts in                                                   THE FUND DIRECTLY. PERFORMANCE FIGURES
illustrating                                 CURRENT PERFORMANCE MAY BE LOWER OR          GIVEN REPRESENT THE FUND AND ARE NOT
                                             HIGHER. PLEASE CONTACT YOUR VARIABLE         INTENDED TO REFLECT ACTUAL VARIABLE
==========================================   PRODUCT ISSUER OR FINANCIAL ADVISOR FOR      PRODUCT VALUES. THEY DO NOT REFLECT SALES
AVERAGE ANNUAL TOTAL RETURNS                 THE MOST RECENT MONTH-END VARIABLE PRODUCT   CHARGES, EXPENSES AND FEES ASSESSED IN
As of 12/31/08                               PERFORMANCE. PERFORMANCE FIGURES REFLECT     CONNECTION WITH A VARIABLE PRODUCT. SALES
                                             FUND EXPENSES, REINVESTED DISTRIBUTIONS      CHARGES, EXPENSES AND FEES, WHICH ARE
SERIES I SHARES                              AND CHANGES IN NET ASSET VALUE. INVESTMENT   DETERMINED BY THE VARIABLE PRODUCT
Inception (4/30/02)                 -2.16%   RETURN AND PRINCIPAL VALUE WILL FLUCTUATE    ISSUERS, WILL VARY AND WILL LOWER THE
 5 Years                            -4.63    SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     TOTAL RETURN.
 1 Year                            -43.04    YOU SELL SHARES.
                                                                                             THE MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARES                                THE NET ANNUAL FUND OPERATING EXPENSE     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
Inception                           -2.39%   RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THE
 5 Years                            -4.85    PROSPECTUS AS OF THE DATE OF THIS REPORT     INVESCO AIM AUTOMATED INFORMATION LINE,
 1 Year                            -43.17    FOR SERIES I AND SERIES II SHARES WAS        866 702 4402. AS MENTIONED ABOVE, FOR THE
==========================================   1.01% AND 1.26%, RESPECTIVELY.(1) THE        MOST RECENT MONTH-END PERFORMANCE
                                             TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
SERIES II SHARES' INCEPTION DATE IS APRIL    SET FORTH IN THE MOST RECENT FUND            CONTACT YOUR VARIABLE PRODUCT ISSUER OR
30, 2004. RETURNS SINCE THAT DATE ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT     FINANCIAL ADVISOR.
HISTORICAL. ALL OTHER RETURNS ARE THE        FOR SERIES I AND SERIES II SHARES WAS
BLENDED RETURNS OF THE HISTORICAL            1.28% AND 1.53%, RESPECTIVELY. THE EXPENSE      HAD THE ADVISOR NOT WAIVED FEES AND/OR
PERFORMANCE OF SERIES II SHARES SINCE        RATIOS PRESENTED ABOVE MAY VARY FROM THE     REIMBURSED EXPENSES, PERFORMANCE WOULD
THEIR INCEPTION AND THE RESTATED             EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   HAVE BEEN LOWER.
HISTORICAL PERFORMANCE OF SERIES I SHARES    OF THIS REPORT THAT ARE BASED ON EXPENSES
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    INCURRED DURING THE PERIOD COVERED BY THIS   (1) Total annual operating expenses less
II SHARES) ADJUSTED TO REFLECT THE RULE      REPORT.                                         any contractual fee waivers and/or
12B-1 FEES APPLICABLE TO THE SERIES II                                                       expense reimbursements by the advisor
SHARES. THE INCEPTION DATE OF SERIES I          AIM V.I. LEISURE FUND, A SERIES              in effect through at least April 30,
SHARES IS APRIL 30, 2002.                    PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,      2010. See current prospectus for more
                                             IS CURRENTLY OFFERED THROUGH INSURANCE          information.
   THE PERFORMANCE OF THE FUND'S SERIES I    COMPANIES ISSUING VARIABLE
AND SERIES II SHARE CLASSES WILL DIFFER
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS;

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Fund and index data from 4/30/02

              AIM V.I.
           Leisure Fund-
  Date    Series I Shares   S&P 500 Index(1)
4/30/02        $10000            $10000
   5/02         10030              9927
   6/02          9010              9220
   7/02          8400              8501
   8/02          8610              8557
   9/02          8110              7628
  10/02          8320              8299
  11/02          8950              8786
  12/02          8520              8271
   1/03          8320              8054
   2/03          8039              7933
   3/03          8260              8010
   4/03          8959              8670
   5/03          9479              9126
   6/03          9509              9242
   7/03          9649              9406
   8/03          9969              9589
   9/03          9699              9487
  10/03         10229             10023
  11/03         10478             10112
  12/03         10958             10641
   1/04         11068             10837
   2/04         11278             10987
   3/04         11258             10822
   4/04         11088             10652
   5/04         11098             10798
   6/04         11118             11008
   7/04         10477             10643
   8/04         10418             10686
   9/04         10888             10802
  10/04         11268             10967
  11/04         11838             11411
  12/04         12426             11799
   1/05         12054             11511
   2/05         12245             11753
   3/05         12104             11545
   4/05         11662             11326
   5/05         11983             11686
   6/05         12164             11703
   7/05         12424             12138
   8/05         12203             12028
   9/05         12053             12125
  10/05         11582             11923
  11/05         12053             12373
  12/05         12276             12378
   1/06         12524             12705
   2/06         12545             12740
   3/06         12897             12898
   4/06         13311             13071
   5/06         13072             12696
   6/06         13000             12712
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

   7/06         12525             12791
   8/06         12959             13095
   9/06         13466             13432
  10/06         14274             13869
  11/06         14771             14133
  12/06         15298             14331
   1/07         15784             14548
   2/07         15563             14264
   3/07         15784             14423
   4/07         16072             15062
   5/07         16846             15587
   6/07         16558             15328
   7/07         16237             14853
   8/07         16214             15076
   9/07         16480             15639
  10/07         16802             15888
  11/07         15795             15223
  12/07         15171             15118
   1/08         14429             14211
   2/08         14226             13750
   3/08         13903             13690
   4/08         14202             14357
   5/08         14513             14543
   6/08         12741             13318
   7/08         12417             13206
   8/08         13016             13397
   9/08         11483             12205
  10/08          8944             10155
  11/08          8046              9426
  12/08          8645              9526

====================================================================================================================================

AIM V.I. LEISURE FUND

AIM V.I. LEISURE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT THE INDEX USED IN THIS REPORT          OTHER INFORMATION

Prices of equity securities change in        The S&P--REGISTERED TRADEMARK-- INDEX is a   The Chartered Financial
response to many factors, including the      market capitalization index covering all     Analyst--REGISTERED TRADEMARK--
historical and prospective earnings of the   major areas of the U.S. economy. It is       (CFA--REGISTERED TRADEMARK--) designation
issuer, the value of its assets, general     not the 500 largest companies, but rather    is a globally recognized standard for
economic conditions, interest rates,         the most widely held 500 companies chosen    measuring the competence and integrity of
investor perceptions and market liquidity.   with respect to market size, liquidity,      investment professionals.
                                             and their industry.
   Foreign securities have additional                                                        CPA--REGISTERED TRADEMARK-- and
risks, including exchange rate changes,         The Fund is not managed to track the      Certified Public Accountant--REGISTERED
political and economic upheaval, relative    performance of any particular index,         TRADEMARK-- are trademarks owned by the
lack of information, relatively low market   including the index defined here, and        American Institute of Certified Public
liquidity, and the potential lack of         consequently, the performance of the Fund    Accountants.
strict financial and accounting controls     may deviate significantly from the
and standards.                               performance of the index.                       The returns shown in management's
                                                                                          discussion of Fund performance are based
   The leisure sector depends on consumer       A direct investment cannot be made in     on net asset values calculated for
discretionary spending, which generally      an index. Unless otherwise indicated,        shareholder transactions. Generally
falls during economic downturns.             index results include reinvested             accepted accounting principles require
                                             dividends, and they do not reflect sales     adjustments to be made to the net assets
   There is no guarantee that the            charges. Performance of an index of funds    of the Fund at period end for financial
investment techniques and risk analysis      reflects fund expenses; performance of a     reporting purposes, and as such, the net
used by the Fund's portfolio managers will   market index does not.                       asset values for shareholder transactions
produce the desired results.                                                              and the returns based on those net asset
                                                                                          values may differ from the net asset
   The prices of securities held by the                                                   values and returns reported in the
Fund may decline in response to market                                                    Financial Highlights. Additionally, the
risks.                                                                                    returns and net asset values shown
                                                                                          throughout this report are at the Fund
   The Fund's investments are concentrated                                                level only and do not include variable
in a comparatively narrow segment of the                                                  product issuer charges. If such charges
economy. Consequently, the Fund may tend                                                  were included, the total returns would be
to be more volatile than other mutual                                                     lower.
funds, and the value of the Fund's
investments may tend to rise and fall more                                                   Industry classifications used in this
rapidly.                                                                                  report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          MSCI Inc. and Standard & Poor's.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008




                                                      SHARES       VALUE
---------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-92.74%

ADVERTISING-9.34%

Harte-Hanks, Inc.                                      5,931    $    37,010
---------------------------------------------------------------------------
JC Decaux S.A. (France)(b)                             8,683        150,226
---------------------------------------------------------------------------
Omnicom Group Inc.                                    41,120      1,106,950
---------------------------------------------------------------------------
WPP PLC (United Kingdom)                              65,434        387,041
===========================================================================
                                                                  1,681,227
===========================================================================


APPAREL RETAIL-2.27%

Abercrombie & Fitch Co.-Class A(b)                    17,746        409,400
===========================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-5.23%

Coach, Inc.(c)                                        15,551        322,994
---------------------------------------------------------------------------
Compagnie Financiere Richemont S.A.-Class A
  (Switzerland)                                        7,508        145,474
---------------------------------------------------------------------------
Hanesbrands, Inc.(c)                                  11,066        141,092
---------------------------------------------------------------------------
Polo Ralph Lauren Corp.                                7,110        322,865
---------------------------------------------------------------------------
Reinet Investments S.C.A. (Luxembourg)(c)              1,028         10,049
===========================================================================
                                                                    942,474
===========================================================================


BREWERS-4.81%

Anheuser-Busch InBev N.V. (Belgium)(c)                 3,040             17
---------------------------------------------------------------------------
Anheuser-Busch InBev N.V. (Belgium)                    8,709        202,893
---------------------------------------------------------------------------
Carlsberg A.S.-Class B (Denmark)                       2,260         74,556
---------------------------------------------------------------------------
Companhia de Bebidas das Americas-ADR (Brazil)         7,649        277,276
---------------------------------------------------------------------------
Heineken N.V. (Netherlands)                           10,073        310,982
===========================================================================
                                                                    865,724
===========================================================================


BROADCASTING-0.86%

CBS Corp.-Class A                                      3,396         27,983
---------------------------------------------------------------------------
CBS Corp.-Class B                                      3,397         27,822
---------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.-Class A                17,852         55,341
---------------------------------------------------------------------------
Television Broadcasts Ltd.-ADR (Hong Kong)             6,976         44,716
===========================================================================
                                                                    155,862
===========================================================================


CABLE & SATELLITE-11.95%

Cablevision Systems Corp.-Class A                     35,008        589,535
---------------------------------------------------------------------------
Comcast Corp.-Class A                                 50,501        852,457
---------------------------------------------------------------------------
DISH Network Corp.-Class A(c)                          3,038         33,691
---------------------------------------------------------------------------
Liberty Global, Inc.-Class A(c)                        4,158         66,195
---------------------------------------------------------------------------
Liberty Global, Inc.-Series C(b)(c)                    8,650        131,307
---------------------------------------------------------------------------
Liberty Media Corp.-Entertainment-Series
  A-Tracking Stock(c)                                 19,195        335,529
---------------------------------------------------------------------------
Scripps Networks Interactive, Inc.-Class A             6,508        143,176
===========================================================================
                                                                  2,151,890
===========================================================================


CASINOS & GAMING-1.24%

International Game Technology                         14,512        172,548
---------------------------------------------------------------------------
MGM Mirage(c)                                          3,691         50,788
===========================================================================
                                                                    223,336
===========================================================================


CATALOG RETAIL-0.41%

Liberty Media Corp.-Interactive-Series A-Tracking
  Stock(c)                                            23,896         74,556
===========================================================================


COMMUNICATIONS EQUIPMENT-0.21%

EchoStar Corp.-Class A(c)                              2,497         37,130
===========================================================================


COMPUTER & ELECTRONICS RETAIL-2.72%

Best Buy Co., Inc.                                     8,512        239,272
---------------------------------------------------------------------------
GameStop Corp.-Class A(c)                              4,746        102,799
---------------------------------------------------------------------------
hhgregg, Inc.(c)                                      17,072        148,185
===========================================================================
                                                                    490,256
===========================================================================


CONSUMER ELECTRONICS-0.35%

Sony Corp.-ADR (Japan)                                 2,853         62,395
===========================================================================


DEPARTMENT STORES-2.43%

Kohl's Corp.(c)                                       12,070        436,934
===========================================================================


DISTILLERS & VINTNERS-4.94%

Diageo PLC (United Kingdom)                           41,010        578,862
---------------------------------------------------------------------------
Pernod Ricard S.A. (France)(b)                         4,170        310,729
===========================================================================
                                                                    889,591
===========================================================================


FOOTWEAR-1.56%

NIKE, Inc.-Class B                                     5,510        281,010
===========================================================================


GENERAL MERCHANDISE STORES-1.42%

Target Corp.                                           7,403        255,626
===========================================================================


HOME ENTERTAINMENT SOFTWARE-1.14%

Electronic Arts Inc.(c)                                3,222         51,681
---------------------------------------------------------------------------
Nintendo Co., Ltd. (Japan)                               400        153,551
===========================================================================
                                                                    205,232
===========================================================================


HOME IMPROVEMENT RETAIL-0.69%

Home Depot, Inc. (The)                                 2,430         55,938
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                      3,165         68,111
===========================================================================
                                                                    124,049
===========================================================================


HOTELS, RESORTS & CRUISE LINES-7.34%

Accor S.A. (France)                                    5,611        277,457
---------------------------------------------------------------------------
Carnival Corp.(c)(d)                                  10,901        265,112
---------------------------------------------------------------------------
InterContinental Hotels Group PLC (United Kingdom)    34,502        284,861
---------------------------------------------------------------------------
Marriott International, Inc.-Class A                   5,166        100,479
---------------------------------------------------------------------------
Regal Hotels International Holdings Ltd. (Hong
  Kong)                                              413,800        114,792
---------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. LEISURE FUND

                                                      SHARES       VALUE
---------------------------------------------------------------------------
HOTELS, RESORTS & CRUISE LINES-(CONTINUED)

Rezidor Hotel Group A.B. (Sweden)(e)                   2,734    $     6,679
---------------------------------------------------------------------------
Rezidor Hotel Group A.B. (Sweden)                     37,125         90,690
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(b)          10,193        182,455
===========================================================================
                                                                  1,322,525
===========================================================================


HYPERMARKETS & SUPER CENTERS-1.45%

Wal-Mart Stores, Inc.                                  4,646        260,455
===========================================================================


INTERNET SOFTWARE & SERVICES-1.76%

Google Inc.-Class A(c)                                 1,033        317,802
===========================================================================


INVESTMENT COMPANIES-EXCHANGE TRADED FUNDS-1.96%

iShares Russell 3000 Index Fund                        2,237        116,526
---------------------------------------------------------------------------
iShares S&P 500 Index Fund                             1,303        117,843
---------------------------------------------------------------------------
S&P 500 Depositary Receipts Trust-Series 1             1,309        118,242
===========================================================================
                                                                    352,611
===========================================================================


MOVIES & ENTERTAINMENT-12.92%

Liberty Media Corp.-Capital-Series A(c)                4,979         23,451
---------------------------------------------------------------------------
News Corp.-Class A                                    92,762        843,207
---------------------------------------------------------------------------
Time Warner Inc.                                      47,917        482,045
---------------------------------------------------------------------------
Viacom Inc.-Class A(c)                                 6,888        138,586
---------------------------------------------------------------------------
Viacom Inc.-Class B(c)                                 4,647         88,572
---------------------------------------------------------------------------
Walt Disney Co. (The)                                 33,060        750,131
===========================================================================
                                                                  2,325,992
===========================================================================


PUBLISHING-1.29%

McGraw-Hill Cos., Inc. (The)                          10,016        232,271
===========================================================================


RESTAURANTS-7.23%

Burger King Holdings Inc.                             13,725        327,753
---------------------------------------------------------------------------
Jack in the Box Inc.(c)                                8,604        190,062
---------------------------------------------------------------------------
McDonald's Corp.                                       8,092        503,241
---------------------------------------------------------------------------
Yum! Brands, Inc.                                      8,899        280,319
===========================================================================
                                                                  1,301,375
===========================================================================


SOFT DRINKS-4.53%

Coca-Cola Femsa, S.A.B. de C.V.-ADR (Mexico)           7,017        305,309
---------------------------------------------------------------------------
PepsiCo, Inc.                                          9,323        510,621
===========================================================================
                                                                    815,930
===========================================================================


SPECIALTY STORES-2.02%

PetSmart, Inc.                                        19,766        364,683
===========================================================================


TOBACCO-0.67%

British American Tobacco PLC (United Kingdom)          4,589        120,992
===========================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $22,553,804)                                        16,701,328
===========================================================================



MONEY MARKET FUNDS-4.99%

Liquid Assets Portfolio-Institutional Class(f)       449,951        449,951
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)             449,951        449,951
===========================================================================
     Total Money Market Funds (Cost $899,902)                       899,902
===========================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-97.73% (Cost $23,453,706)                                17,601,230
===========================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES
  ON LOAN


MONEY MARKET FUNDS-4.80%

Liquid Assets Portfolio-Institutional Class (Cost
  $863,767)(f)(g)                                    863,767        863,767
===========================================================================
TOTAL INVESTMENTS-102.53% (Cost $24,317,473)                     18,464,997
===========================================================================
OTHER ASSETS LESS LIABILITIES-(2.53)%                              (456,504)
===========================================================================
NET ASSETS-100.00%                                              $18,008,493
___________________________________________________________________________
===========================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d)   Each unit represents one common share and one trust share.
(e) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2008 represented 0.04% of the Fund's Net Assets.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $22,553,804)*                            $16,701,328
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   1,763,669
======================================================
     Total investments (Cost
       $24,317,473)                         18,464,997
======================================================
Foreign currencies, at value (Cost
  $316,993)                                    310,961
------------------------------------------------------
Receivables for:
  Fund shares sold                             100,987
------------------------------------------------------
  Dividends                                     45,346
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              8,715
======================================================
     Total assets                           18,931,006
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Collateral upon return of securities
     loaned                                    863,767
------------------------------------------------------
  Accrued fees to affiliates                    12,439
------------------------------------------------------
  Accrued other operating expenses              34,560
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              11,747
======================================================
     Total liabilities                         922,513
======================================================
Net assets applicable to shares
  outstanding                              $18,008,493
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest              $25,783,348
------------------------------------------------------
Undistributed net investment income            329,467
------------------------------------------------------
Undistributed net realized gain (loss)      (2,245,739)
------------------------------------------------------
Unrealized appreciation (depreciation)      (5,858,583)
======================================================
                                           $18,008,493
______________________________________________________
======================================================



NET ASSETS:

Series I                                   $18,002,797
______________________________________________________
======================================================
Series II                                  $     5,696
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     3,588,029
______________________________________________________
======================================================
Series II                                        1,135
______________________________________________________
======================================================
Series I:
  Net asset value per share                $      5.02
______________________________________________________
======================================================
Series II:
  Net asset value per share                $      5.02
______________________________________________________
======================================================



* At December 31, 2008, securities with an aggregate value of $853,732 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $17,467)                       $    616,129
------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $17,500)                            38,021
======================================================
     Total investment income                   654,150
======================================================


EXPENSES:

Advisory fees                                  226,890
------------------------------------------------------
Administrative services fees                   125,510
------------------------------------------------------
Custodian fees                                   9,536
------------------------------------------------------
Distribution fees -- Series II                      19
------------------------------------------------------
Transfer agent fees                              1,561
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      16,608
------------------------------------------------------
Professional services fees                      41,783
------------------------------------------------------
Other                                           11,665
======================================================
     Total expenses                            433,572
======================================================
Less: Fees waived and expense offset
  arrangement(s)                              (128,927)
======================================================
     Net expenses                              304,645
======================================================
Net investment income                          349,505
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                     (1,792,629)
------------------------------------------------------
  Foreign currencies                             7,855
======================================================
                                            (1,784,774)
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (14,038,952)
------------------------------------------------------
  Foreign currencies                            (6,551)
======================================================
                                           (14,045,503)
======================================================
Net realized and unrealized gain (loss)    (15,830,277)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(15,480,772)
______________________________________________________
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. LEISURE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $    349,505    $    250,424
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (1,784,774)      5,418,001
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (14,045,503)     (5,558,810)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (15,480,772)        109,615
========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                      (301,961)       (754,185)
--------------------------------------------------------------------------------------------------------
  Series II                                                                          (66)           (134)
========================================================================================================
     Total distributions from net investment income                             (302,027)       (754,319)
========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                    (4,987,772)     (2,658,589)
--------------------------------------------------------------------------------------------------------
  Series II                                                                       (1,573)           (579)
========================================================================================================
     Total distributions from net realized gains                              (4,989,345)     (2,659,168)
========================================================================================================
Share transactions-net:
  Series I                                                                    (3,824,172)     (6,922,866)
--------------------------------------------------------------------------------------------------------
  Series II                                                                        2,197          (3,987)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (3,821,975)     (6,926,853)
========================================================================================================
     Net increase (decrease) in net assets                                   (24,594,119)    (10,230,725)
========================================================================================================


NET ASSETS:

  Beginning of year                                                           42,602,612      52,833,337
========================================================================================================
  End of year (includes undistributed net investment income of $329,467
     and $(149,365) respectively)                                           $ 18,008,493    $ 42,602,612
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. LEISURE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Leisure Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is capital growth.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. LEISURE FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are

AIM V.I. LEISURE FUND
      included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $128,746.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $75,510 for services provided by insurance companies.


AIM V.I. LEISURE FUND

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $15,370,004
--------------------------------------
Level 2                     3,094,993
--------------------------------------
Level 3                            --
======================================
                          $18,464,997
______________________________________
======================================



NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $181.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,179 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the

AIM V.I. LEISURE FUND
custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Ordinary income                                                               $  770,666     $  975,708
-------------------------------------------------------------------------------------------------------
Long-term capital gain                                                         4,520,706      2,437,779
=======================================================================================================
Total distributions                                                           $5,291,372     $3,413,487
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-----------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $   344,749
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (5,867,513)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                          (6,107)
-----------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (15,282)
-----------------------------------------------------------------------------------------------
Capital loss carryforward                                                              (850,432)
-----------------------------------------------------------------------------------------------
Post-October deferrals                                                               (1,380,270)
-----------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        25,783,348
===============================================================================================
Total net assets                                                                    $18,008,493
_______________________________________________________________________________________________
===============================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                    $850,432
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $1,993,868 and $10,454,450, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                           $ 1,271,731
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                          (7,139,244)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                  $(5,867,513)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $24,332,510.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and distributions, on December 31, 2008, undistributed net investment income was increased by $431,354 and undistributed net realized gain (loss) was decreased by $431,354. This reclassification had no effect on the net assets of the Fund.


AIM V.I. LEISURE FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                               -------------------------------------------------------
                                                                        2008(a)                         2007
                                                               -------------------------     -------------------------
                                                                 SHARES         AMOUNT        SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                        32,750     $   235,861       26,829     $    342,162
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           60             571           --               --
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     1,102,028       5,289,732      256,214        3,412,774
----------------------------------------------------------------------------------------------------------------------
  Series II                                                          342           1,639           54              713
======================================================================================================================
Reacquired:
  Series I                                                      (909,436)     (9,349,765)    (741,988)     (10,677,802)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           (2)            (13)        (315)          (4,700)
======================================================================================================================
     Net increase (decrease) in share activity                   225,742     $(3,821,975)    (459,206)    $ (6,926,853)
______________________________________________________________________________________________________________________
======================================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 99% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with this entity whereby this entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.


AIM V.I. LEISURE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $12.67     $ 0.12(c)     $(5.67)      $(5.55)     $(0.12)       $(1.98)        $(2.10)
Year ended 12/31/07                13.82       0.09         (0.15)       (0.06)      (0.24)        (0.85)         (1.09)
Year ended 12/31/06                11.86       0.07          2.83         2.90       (0.16)        (0.78)         (0.94)
Year ended 12/31/05                12.38       0.04         (0.19)       (0.15)      (0.14)        (0.23)         (0.37)
Year ended 12/31/04                10.96       0.00          1.47         1.47       (0.04)        (0.01)         (0.05)
--------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                12.63       0.09(c)      (5.64)       (5.55)      (0.08)        (1.98)         (2.06)
Year ended 12/31/07                13.78       0.05         (0.15)       (0.10)      (0.20)        (0.85)         (1.05)
Year ended 12/31/06                11.84       0.04          2.82         2.86       (0.14)        (0.78)         (0.92)
Year ended 12/31/05                12.37       0.02         (0.19)       (0.17)      (0.13)        (0.23)         (0.36)
Year ended 12/31/04(e)             11.09      (0.02)         1.35         1.33       (0.04)        (0.01)         (0.05)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                           RATIO OF          RATIO OF
                                                                           EXPENSES          EXPENSES
                                                                          TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                                          NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                 NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE
                                 OF PERIOD  RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $ 5.02      (43.04)%     $18,003           1.01%(d)          1.44%(d)        1.15%(d)
Year ended 12/31/07                12.67       (0.79)       42,593           1.01              1.28            0.50
Year ended 12/31/06                13.82       24.61        52,820           1.01              1.26            0.54
Year ended 12/31/05                11.86       (1.19)       54,192           1.16              1.31            0.34
Year ended 12/31/04                12.38       13.40        55,967           1.29              1.34            0.00
-----------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                 5.02      (43.17)            6           1.26(d)           1.69(d)         0.90(d)
Year ended 12/31/07                12.63       (1.13)            9           1.26              1.53            0.25
Year ended 12/31/06                13.78       24.28            14           1.26              1.51            0.29
Year ended 12/31/05                11.84       (1.37)           11           1.36              1.56            0.14
Year ended 12/31/04(e)             12.37       11.98            11           1.45(f)           1.60(f)        (0.16)(f)
_______________________________________________________________________________________________________________________
=======================================================================================================================

                                 PORTFOLIO
                                TURNOVER(b)
-------------------------------------------
SERIES I
Year ended 12/31/08                   7%
Year ended 12/31/07                  15
Year ended 12/31/06                  14
Year ended 12/31/05                  32
Year ended 12/31/04                  15
-------------------------------------------
SERIES II
Year ended 12/31/08                   7
Year ended 12/31/07                  15
Year ended 12/31/06                  14
Year ended 12/31/05                  32
Year ended 12/31/04(e)               15
___________________________________________
===========================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $30,244 and $8 for Series I and Series II shares, respectively.
(e)  Commencement date of April 30, 2004.
(f)  Annualized.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. LEISURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Leisure Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. LEISURE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $678.30        $4.26       $1,020.06       $5.13        1.01%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        677.10         5.31        1,018.80        6.39        1.26
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. LEISURE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $4,520,706
     Corporate Dividends Received Deduction*                  44.59%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. LEISURE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. LEISURE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. LEISURE FUND

[INVESCO AIM LOGO]             AIM V.I. MID CAP CORE EQUITY FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                  [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. MID CAP CORE EQUITY FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       MARKET CONDITIONS AND YOUR FUND

For the year ended December 31, 2008, Series I shares of AIM V.I. Mid Cap Core Equity     The year ended December 31, 2008, was a
Fund, excluding variable product issuer charges, returned -28.52%, holding up better      challenging time in the markets, but it is
than both the S&P 500 Index, which returned -36.99%, and the Russell Midcap Index,        worth noting that Series I shares of AIM
which returned -41.46%.(triangle)                                                         V.I. Mid Cap Core Equity Fund, excluding
                                                                                          variable product issuer charges, held up
   This was a very challenging year, but the Fund's comparative results were a source     relatively well compared to the broad
of strength during these turbulent times. All sectors were down for the year, but the     market and the Fund's peers, fulfilling
Fund benefited from the acquisition of several holdings by other companies. Select        one of our goals -- to be a source of
holdings in financials and commodity-related sectors were some of the hardest hit.        strength during turbulent times. It can be
                                                                                          difficult to maintain perspective during
   Your Fund's long-term performance appears later in this report.                        times of crisis but we should all remember
                                                                                          that markets have gone through similarly
FUND VS. INDEXES                                                                          difficult environments in the past and
                                                                                          have recovered. Today's challenges are
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           serious, but the government is taking
                                                                                          aggressive action. These challenges are
If variable product issuer charges were included, returns would be lower.                 not insurmountable, and we do not believe
                                                                                          this is the time to abandon your long-term
Series I Shares                                                                 -28.52%   investment strategy.
Series II Shares                                                                -28.68
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99       These days we are often asked, "How did
Russell Midcap Index(triangle) (Style-Specific Index)                           -41.46    our economy get into this mess?" It is not
Lipper VUF Mid-Cap Core Funds Index(triangle) (Peer Group Index)                -38.52    a simple question to answer, but
                                                                                          essentially there was an excessive amount
(triangle)Lipper Inc.                                                                     of leverage in the system -- too much debt
                                                                                          and not enough assets to back it up. For
=======================================================================================   many years, financial institutions took on
                                                                                          too much risk in an effort to keep up with
HOW WE INVEST                                   Financial analysis provides vital         one another, and banks stretched beyond
                                             insight into historical and potential        their traditional revenue sources to keep
We manage your Fund as a conservative        ROIC, a key indicator of business quality    up with their competitors.
cornerstone, seeking to provide attractive   and the caliber of management. Business
upside participation and stronger downside   analysis allows us to identify key drivers      This was part of our reasoning for
protection in difficult markets. As part     of the company, understand industry          moving out of financials several years
of a well-diversified asset allocation       challenges and evaluate the sustainability   ago, a decision that helped the Fund avoid
strategy, the Fund can serve as a            of competitive advantages. Both the          much of the turmoil we saw this year in
foundation to a portfolio and complement     financial and business analyses serve as a   the sector. Likewise, many consumers took
more aggressive or cyclical investments.     basis to construct valuation models that     on more and more risk through home equity
                                             help us estimate a company's value. We use   loans, credit cards and other forms of
   We conduct fundamental research of        three primary valuation techniques,          credit. As our research began to uncover
companies to gain a thorough understanding   including discounted cash flow,              cracks in consumers' armor, we moved into
of their business prospects, appreciation    traditional valuation multiples and net      more attractive areas. While financial
potential and return on invested capital     asset value.                                 institutions and individual consumers are
(ROIC). The process we use to identify                                                    not exclusively behind the current crisis,
potential investments for the Fund              We consider selling a stock when:         they played a role, and our economy is now
includes three phases:                                                                    going through the painful process of
                                             o  It exceeds our target price.              "deleveraging."
o  Financial analysis to evaluate ROIC and
   capital allocation                        o  We have not seen a demonstrable
                                                improvement in fundamentals.
o  Business analysis to determine
   competitive positioning                   o  A more compelling investment
                                                opportunity exists.
o  Valuation analysis to identify
   attractively valued companies

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Information Technology               18.3%   1. Industrial Machinery               6.1%    1. People's United Financial Inc.    3.9%
Financials                           15.6    2. Health Care Equipment              5.1     2. Symantec Corp.                    2.8
Industrials                          15.3    3. Specialty Chemicals                4.8     3. Henkel AG & Co. KGaA-Pfd.         2.8
Health Care                          14.0    4. Life Sciences Tools & Services     4.7     4. Cadbury PLC                       2.7
Consumer Staples                      9.7    5. Property & Casualty Insurance      4.5     5. Sigma-Aldrich Corp.               2.6
Materials                             6.9    ==========================================    6. Progressive Corp. (The)           2.5
Energy                                5.1                                                  7. International Flavors &
Consumer Discretionary                2.6    ==========================================         Fragrances Inc.                 2.3
Utilities                             1.4    Total Net Assets            $401.3 million    8. Republic Services, Inc.           2.2
Money Market Funds                                                                         9. Moody's Corp.                     2.1
Plus Other Assets Less Liabilities   11.1    Total Number of Holdings*              71    10. Axis Capital Holdings Ltd.        2.0
==========================================   ==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. MID CAP CORE EQUITY FUND

   While the year ended with negative           A primary detractor from returns was                 RONALD SLOAN
returns across all sectors of the            our investment in the asset management                  Chartered Financial Analyst,
portfolio, acquisitions of several Fund      firm LEGG MASON. The business has             [SLOAN    senior portfolio manager, is
holdings benefited the Fund during the       relatively high margins and returns,          PHOTO]    lead manager of AIM V.I. Mid
year, including Dow Chemical's (not a Fund   economies of scale and minimal capital                  Cap Core Equity Fund. Mr. Sloan
holding) acquisition of ROHM AND HAAS and    intensity but has been challenged by weak               has worked in the investment
the purchase of FOUNDRY NETWORKS by          investment flows and the recent poor         industry since 1971 and joined Invesco Aim
Brocade Communications Systems (not a Fund   performance of some managers. The biggest    in 1998. Mr. Sloan attended the University
holding).                                    anchor on Legg's share price performance     of Missouri, where he earned both a B.S.
                                             was fear about subprime-related exposure     in business administration and an M.B.A
   Drug manufacturer BARR PHARMACEUTICALS    in its money market division. We believe
was the top contributor to Fund              that Legg has made intelligent moves to                 DOUGLAS ASIELLO
performance for the year. On July 18, TEVA   manage this exposure, which is sizable but              Chartered Financial Analyst,
PHARMACEUTICALS announced it would acquire   manageable, in our estimation. But these     [ASIELLO   portfolio manager, is manager
Barr for more than $7 billion.(1)            concerns helped push the share price well     PHOTO]    of AIM V.I. Mid Cap Core Equity
Following the acquisition, our Barr shares   below our calculation of the company's                  Fund. He joined Invesco Aim in
were converted into Teva shares.             value, and we added to our position                     2001. Mr. Asiello graduated
                                             throughout the year.                         summa cum laude with Phil Beta Kappa
   We originally invested in Barr in early                                                honors from Vanderbilt University, where
2007 when the company was working through       Maintaining a conservative approach is    he earned a B.A. in international
its acquisition of Pliva (not a Fund         an enduring part of our investment           relations and Spanish. He earned an M.B.A.
holding) and predicting lower earnings.      strategy. We have capitalized on the         with a concentration in finance from the
The market responded negatively, and         market's volatility to make what we          Wharton School at the University of
Barr's stock price fell to what we           believe to be judicious long-term            Pennsylvania. He also earned an M.A. in
considered an attractive valuation based     investments in high-quality businesses       international management from the Joseph
on our long-term perspective. The Pliva      that are less dependent on external          H. Lauder Institute of Management and
acquisition gave Barr a strong presence in   sources of financing. At the end of the      International Studies.
Europe and Russia and introduced             year, our largest sector weightings were
cross-selling opportunities in the U.S. We   health-care, IT and financials; we had                  BRIAN NELSON
viewed Barr as a high-margin business that   minimal exposure to consumer discretionary              Chartered Financial Analyst,
would work through its short-term            and utilities.                               [NELSON    portfolio manager, is manager
difficulties. They boasted a solid generic                                                 PHOTO]    of AIM V.I. Mid Cap Core Equity
drug platform with reasonable competitive       We continue to focus on good companies               Fund. He began his investment
barriers, creating an attractive business    with sound balance sheets, reliable                     career in 1988 and joined
profile. This perspective was affirmed by    management teams and attractive              Invesco Aim in 2004. He earned a B.A. from
Teva's acquisition.                          valuations. This is a long-term strategy     the University of California-Santa Barbara
                                             that facilitates our role as a               and is a member of the Security Analyst
   Just as important as where we invested    conservative cornerstone within your         Society of San Francisco.
was what we avoided. In early 2008, we       broader asset allocation strategy.
took profits in many of our energy                                                        Assisted by the Mid/Large Cap Core Team
holdings as oil and natural gas prices          Thank you for your continued trust and
rallied due to fundamental factors and       investment in AIM V.I. Mid Cap Core Equity
speculative activity. We believed the        Fund.
prices of many energy companies had
reached unjustified levels, reducing their   (1) Reuters
attractiveness. As a result of our
actions, the Fund was underweight the        The views and opinions expressed in
energy sector versus our style-specific      management's discussion of Fund
index - a contrast to the notable            performance are those of Invesco Aim
overweight position we had to energy for     Advisors, Inc. These views and opinions
quite some time. It was a move that          are subject to change at any time based on
benefited shareholders as energy             factors such as market and economic
companies' share prices fell sharply         conditions. These views and opinions may
beginning in the summer.                     not be relied upon as investment advice or
                                             recommendations, or as an offer for a
   The Fund held approximately 22% of its    particular security. The information is
assets in cash at the beginning of 2008      not a complete analysis of every aspect of
because the number of attractive             any market, country, industry, security or
investments from a risk-reward perspective   the Fund. Statements of fact are from
had diminished. Over the year, we took       sources considered reliable, but Invesco
advantage of market turmoil to invest in     Aim Advisors, Inc. makes no representation
high-quality companies that we believed      or warranty as to their completeness or
had been unduly punished -- namely, select   accuracy. Although historical performance
holdings in financials, industrials and      is no guarantee of future results, these
information technology (IT). The Fund's      insights may help you understand our
cash position fell to approximately 11% at   investment management philosophy.
the end of the year.
                                             See important Fund and index disclosures
                                             later in this report.

AIM V.I. MID CAP CORE EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 DISTRIBUTIONS AND CHANGES IN NET ASSET       THROUGH INSURANCE COMPANIES ISSUING
As of 12/31/08                               VALUE. INVESTMENT RETURN AND PRINCIPAL       VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              A GAIN OR LOSS WHEN YOU SELL SHARES.         FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (9/10/01)                  3.62%                                                NOT INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                             1.31       THE NET ANNUAL FUND OPERATING EXPENSE     PRODUCT VALUES. THEY DO NOT REFLECT SALES
 1 Year                            -28.52    RATIO SET FORTH IN THE MOST RECENT FUND      CHARGES, EXPENSES AND FEES ASSESSED IN
SERIES II SHARES                             PROSPECTUS AS OF THE DATE OF THIS REPORT     CONNECTION WITH A VARIABLE PRODUCT. SALES
Inception (9/10/01)                  3.38%   FOR SERIES I AND SERIES II SHARES WAS        CHARGES, EXPENSES AND FEES, WHICH ARE
 5 Years                             1.05    1.02% AND 1.27%, RESPECTIVELY.(1) THE        DETERMINED BY THE VARIABLE PRODUCT
 1 Year                            -28.68    TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    ISSUERS, WILL VARY AND WILL LOWER THE
==========================================   SET FORTH IN THE MOST RECENT FUND            TOTAL RETURN.
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT
THE PERFORMANCE OF THE FUND'S SERIES I AND   FOR SERIES I AND SERIES II SHARES WAS           THE MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARE CLASSES WILL DIFFER          1.04% AND 1.29%, RESPECTIVELY. THE EXPENSE   DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.   RATIOS PRESENTED ABOVE MAY VARY FROM THE     PRODUCT CHARGES, IS AVAILABLE ON THE
                                             EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   INVESCO AIM AUTOMATED INFORMATION LINE,
   THE PERFORMANCE DATA QUOTED REPRESENT     OF THIS REPORT THAT ARE BASED ON EXPENSES    866 702 4402. AS MENTIONED ABOVE, FOR THE
PAST PERFORMANCE AND CANNOT GUARANTEE        INCURRED DURING THE PERIOD COVERED BY THIS   MOST RECENT MONTH-END PERFORMANCE
COMPARABLE FUTURE RESULTS; CURRENT           REPORT.                                      INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE                                                CONTACT YOUR VARIABLE PRODUCT ISSUER OR
CONTACT YOUR VARIABLE PRODUCT ISSUER OR         AIM V.I. MID CAP CORE EQUITY FUND, A      FINANCIAL ADVISOR.
FINANCIAL ADVISOR FOR THE MOST RECENT        SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
MONTH-END VARIABLE PRODUCT PERFORMANCE.      FUNDS, IS CURRENTLY OFFERED                  (1) Total annual operating expenses less
PERFORMANCE FIGURES REFLECT FUND EXPENSES,                                                    contractual advisory fee waivers by
REINVESTED                                                                                    the advisor in effect through at
                                                                                              least April 30, 2010. See current
                                                                                              prospectus for more information.

====================================================================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION

Index data from 8/31/01, Fund data from 9/10/01

               AIM V.I.            AIM V.I.
               Mid Cap             Mid Cap                    Russell     Lipper VUF
          Core Equity Fund-   Core Equity Fund-    S&P 500    Midcap     Mid-Cap Core
 Date      Series I Shares     Series II Shares   Index(1)   Index(1)   Funds Index(1)
-------   -----------------   -----------------   --------   --------   --------------
8/31/01                                            $10000     $10000        $10000
   9/01         $ 9560              $ 9560           9193       8794          8687
  10/01           9920                9920           9368       9142          9186
  11/01          10361               10361          10086       9908          9798
  12/01          10738               10722          10175      10306         10331
   1/02          10728               10722          10026      10245         10232
   2/02          10849               10833           9833      10136         10228
   3/02          11300               11284          10203      10744         10842
   4/02          11150               11133           9585      10536         10707
   5/02          11220               11204           9514      10417         10581
   6/02          10529               10512           8837       9718          9837
   7/02           9577                9561           8148       8770          8789
   8/02           9797                9771           8201       8818          8832
   9/02           9015                8991           7311       8004          8082
  10/02           9356                9341           7954       8409          8442
  11/02           9957                9932           8421       8993          9025
  12/02           9547                9521           7927       8638          8650
   1/03           9316                9291           7720       8464          8427
   2/03           9166                9141           7604       8351          8251
   3/03           9136                9100           7677       8434          8328
   4/03           9687                9661           8309       9046          8935
   5/03          10509               10471           8747       9874          9697
   6/03          10639               10592           8858       9974          9828
   7/03          10950               10902           9015      10303         10144
   8/03          11350               11302           9190      10750         10612
   9/03          11080               11032           9093      10616         10405
  10/03          11561               11513           9607      11426         11212
  11/03          11761               11703           9691      11747         11534
  12/03          12155               12096          10199      12099         11885
   1/04          12397               12329          10387      12450         12145
   2/04          12619               12551          10531      12718         12422
   3/04          12578               12510          10372      12721         12425
   4/04          12649               12580          10209      12254         11981
   5/04          12799               12731          10349      12558         12223
   6/04          13142               13064          10550      12905         12593
   7/04          12609               12529          10201      12341         11983
   8/04          12558               12469          10242      12394         11910
   9/04          12791               12701          10353      12797         12358
  10/04          12993               12903          10511      13150         12646
  11/04          13527               13427          10936      13951         13400
  12/04          13835               13738          11308      14545         13900
   1/05          13561               13465          11033      14185         13582
   2/05          14036               13928          11265      14623         13967
   3/05          13931               13822          11066      14508         13851
   4/05          13488               13369          10856      14046         13233
   5/05          13868               13749          11201      14719         13927
   6/05          14090               13970          11217      15114         14361
   7/05          14744               14613          11634      15911         15107
   8/05          14764               14633          11528      15800         15121
   9/05          14627               14496          11621      16009         15304
  10/05          14184               14053          11427      15528         14759
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                    [MOUNTAIN CHART]

  11/05          14743               14590          11859      16217         15478
  12/05          14889               14735          11863      16385         15671
   1/06          15545               15389          12177      17227         16531
   2/06          15415               15258          12210      17206         16479
   3/06          15612               15443          12362      17632         16898
   4/06          15732               15563          12528      17756         17111
   5/06          15284               15106          12168      17158         16440
   6/06          15152               14974          12184      17178         16451
   7/06          14945               14778          12259      16802         16079
   8/06          15175               14995          12551      17229         16364
   9/06          15601               15420          12874      17541         16537
  10/06          16049               15856          13293      18232         17135
  11/06          16388               16183          13546      18888         17676
  12/06          16563               16351          13736      18886         17717
   1/07          16956               16729          13943      19524         18216
   2/07          17017               16789          13671      19555         18276
   3/07          17299               17058          13824      19712         18471
   4/07          18022               17776          14436      20463         19147
   5/07          18561               18300          14939      21235         19979
   6/07          18231               17971          14691      20756         19685
   7/07          17753               17507          14236      19983         18853
   8/07          17483               17227          14449      20017         18868
   9/07          17961               17690          14989      20676         19386
  10/07          18537               18264          15227      21009         19772
  11/07          18096               17825          14591      20006         18764
  12/07          18147               17870          14490      19943         18656
   1/08          17276               17005          13621      18643         17522
   2/08          17338               17066          13179      18217         17150
   3/08          17263               16993          13122      17953         16945
   4/08          17848               17562          13760      19166         17954
   5/08          18259               17957          13939      20035         18741
   6/08          17176               16894          12765      18433         17434
   7/08          17786               17501          12657      17964         17125
   8/08          18035               17735          12840      18296         17423
   9/08          16689               16400          11698      16053         15532
  10/08          13539               13308           9733      12465         12241
  11/08          12729               12504           9035      11196         11022
  12/08          12965               12747           9130      11675         11470
====================================================================================================================================

AIM V.I. MID CAP CORE EQUITY FUND

AIM V.I. MID CAP CORE EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     less publicly available information,         funds reflects fund expenses; performance
                                             illiquidity, restricted resale or less       of a market index does not.
To the extent the Fund holds cash or cash    frequent trading.
equivalents rather than equity securities                                                 OTHER INFORMATION
for risk management purposes, the Fund may      The prices of securities held by the      The Chartered Financial
not achieve its investment objective.        Fund may decline in response to market       Analyst--REGISTERED TRADEMARK--
                                             risks.                                       (CFA--REGISTERED TRADEMARK--) designation
   The values of convertible securities in                                                is a globally recognized standard for
which the Fund invests may be affected by       The Fund may invest in obligations        measuring the competence and integrity of
market interest rates, the risk that the     issued by agencies and instrumentalities     investment professionals.
issuer may default on interest or            of the U.S. government that may vary in
principal payments, and the value of the     the level of support they receive from the      The returns shown in management's
underlying common stock into which these     U.S. government. The U.S. government may     discussion of Fund performance are based
securities may be converted.                 choose not to provide financial support to   on net asset values calculated for
                                             U.S.-government-sponsored agencies or        shareholder transactions. Generally
   Credit risk is the risk of loss on an     instrumentalities if it is not legally       accepted accounting principles require
investment due to the deterioration of an    obligated to do so. In this case, if the     adjustments to be made to the net assets
issuer's financial health. Such a            issuer defaulted, the underlying fund        of the Fund at period end for financial
deterioration of financial health may        holding securities of such an issuer might   reporting purposes, and as such, the net
result in a reduction of the credit rating   not be able to recover its investment from   asset values for shareholder transactions
of the issuer's securities and may lead to   the U.S. government.                         and the returns based on those net asset
the issuer's inability to honor its                                                       values may differ from the net asset
contractual obligations, including making    ABOUT INDEXES USED IN THIS REPORT            values and returns reported in the
timely payment of interest and principal.    The S&P 500 --REGISTERED TRADEMARK-- INDEX   Financial Highlights. Additionally, the
                                             is a market capitalization-weighted index    returns and net asset values shown
   Prices of equity securities change in     covering all major areas of the U.S.         throughout this report are at the Fund
response to many factors, including the      economy. It is not the 500 largest           level only and do not include variable
historical and prospective earnings of the   companies, but rather the most widely held   product issuer charges. If such charges
issuer, the value of its assets, general     500 companies chosen with respect to         were included, the total returns would be
economic conditions, interest rates,         market size, liquidity, and their            lower.
investor perceptions and market liquidity.   industry.
                                                                                             Industry classifications used in this
   Foreign securities have additional           The RUSSELL MIDCAP--REGISTERED            report are generally according to the
risks, including exchange rate changes,      TRADEMARK-- INDEX measures the performance   Global Industry Classification Standard,
political and economic upheaval, relative    of the 800 smallest companies in the         which was developed by and is the
lack of information, relatively low market   Russell 1000--REGISTERED TRADEMARK--         exclusive property and a service mark of
liquidity, and the potential lack of         Index, which represent approximately 30%     MSCI Inc. and Standard & Poor's.
strict financial and accounting controls     of the total market capitalization of the
and standards.                               Russell 1000 Index. The Russell Midcap
                                             Index is a trademark/service mark of the
   Interest rate risk refers to the risk     Frank Russell Company. Russell--REGISTERED
that bond prices generally fall as           TRADEMARK-- is a trademark of the Frank
interest rates rise and vice versa.          Russell Company.

   The Fund may use enhanced investment           The LIPPER VUF MID-CAP CORE FUNDS
techniques such as leveraging and            INDEX is an equally weighted
derivatives. Leveraging entails risks such   representation of the largest variable
as magnifying changes in the value of the    insurance underlying funds in the Lipper
portfolio's securities. Derivatives are      Mid-Cap Core Funds category. These funds
subject to counterparty risk -- the risk     have an average price-to-earnings ratio,
that the other party will not complete the   price-to-book ratio and three-year
transaction with the Fund.                   sales-per-share growth value compared to
                                             the S&P MidCap 400 Index.
   There is no guarantee that the
investment techniques and risk analysis         The Fund is not managed to track the
used by the Fund's portfolio managers will   performance of any particular index,
produce the desired results.                 including the indexes defined here, and
                                             consequently, the performance of the Fund
   Small- and mid-cap companies tend to be   may deviate significantly from the
more vulnerable to adverse developments      performance of the indexes.
and more volatile than larger companies.
Investments in these sized companies may        A direct investment cannot be made in
involve special risks, including those       an index. Unless otherwise indicated,
associated with dependence on a small        index results include reinvested
management group, little or no operating     dividends, and they do not reflect sales
history, little or no track record of        charges. Performance of an index of
success, limited product lines,

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-86.08%

AEROSPACE & DEFENSE-2.26%

Goodrich Corp.                                          114,825    $  4,250,821
-------------------------------------------------------------------------------
Precision Castparts Corp.                                80,847       4,808,780
===============================================================================
                                                                      9,059,601
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.91%

Polo Ralph Lauren Corp.(b)                               80,206       3,642,154
===============================================================================


APPLICATION SOFTWARE-2.11%

Adobe Systems Inc.(c)                                    91,556       1,949,227
-------------------------------------------------------------------------------
Amdocs Ltd.(c)                                          356,213       6,515,136
===============================================================================
                                                                      8,464,363
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.48%

Legg Mason, Inc.(b)                                     271,402       5,946,418
===============================================================================


COMMUNICATIONS EQUIPMENT-1.62%

Motorola, Inc.                                          921,350       4,081,581
-------------------------------------------------------------------------------
Polycom, Inc.(c)                                        179,708       2,427,855
===============================================================================
                                                                      6,509,436
===============================================================================


COMPUTER STORAGE & PERIPHERALS-2.06%

NetApp, Inc.(b)(c)                                      282,862       3,951,582
-------------------------------------------------------------------------------
QLogic Corp.(b)(c)                                      320,357       4,305,598
===============================================================================
                                                                      8,257,180
===============================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.29%

Joy Global Inc.                                          51,627       1,181,742
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.35%

Alliance Data Systems Corp.(b)(c)                       116,774       5,433,494
===============================================================================


DISTRIBUTORS-1.58%

Genuine Parts Co.                                       167,230       6,331,328
===============================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-1.77%

Rockwell Automation, Inc.                               220,513       7,109,339
===============================================================================


ELECTRONIC MANUFACTURING SERVICES-2.56%

Molex Inc.(b)                                           443,053       6,419,838
-------------------------------------------------------------------------------
Tyco Electronics Ltd.                                   238,012       3,858,174
===============================================================================
                                                                     10,278,012
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-2.17%

Republic Services, Inc.                                 351,048       8,702,480
===============================================================================


FOOD RETAIL-1.15%

SUPERVALU, Inc.                                         316,623       4,622,696
===============================================================================


GAS UTILITIES-1.39%

UGI Corp.                                               228,287       5,574,769
===============================================================================


HEALTH CARE EQUIPMENT-5.07%

Hospira, Inc.(c)                                        181,670       4,872,389
-------------------------------------------------------------------------------
Teleflex Inc.                                           103,324       5,176,532
-------------------------------------------------------------------------------
Varian Medical Systems, Inc.                             84,472       2,959,899
-------------------------------------------------------------------------------
Zimmer Holdings, Inc.(c)                                181,459       7,334,573
===============================================================================
                                                                     20,343,393
===============================================================================


HEALTH CARE SERVICES-1.66%

Quest Diagnostics Inc.                                  128,362       6,663,271
===============================================================================


HEALTH CARE TECHNOLOGY-0.98%

IMS Health Inc.                                         259,629       3,935,976
===============================================================================


HOUSEHOLD PRODUCTS-1.40%

Energizer Holdings, Inc.(b)(c)                          103,600       5,608,904
===============================================================================


INDUSTRIAL CONGLOMERATES-1.63%

Tyco International Ltd.                                 301,993       6,523,049
===============================================================================


INDUSTRIAL GASES-0.78%

Air Products and Chemicals, Inc.                         62,310       3,132,324
===============================================================================


INDUSTRIAL MACHINERY-6.12%

Atlas Copco A.B.-Class A (Sweden)(b)                    422,672       3,675,525
-------------------------------------------------------------------------------
Danaher Corp.                                            56,624       3,205,485
-------------------------------------------------------------------------------
Graco Inc.(b)                                           114,663       2,720,953
-------------------------------------------------------------------------------
ITT Corp.                                               111,863       5,144,579
-------------------------------------------------------------------------------
Pall Corp.                                              156,078       4,437,297
-------------------------------------------------------------------------------
Parker Hannifin Corp.                                   126,668       5,388,457
===============================================================================
                                                                     24,572,296
===============================================================================


INSURANCE BROKERS-1.19%

Marsh & McLennan Cos., Inc.                             196,879       4,778,253
===============================================================================


LIFE SCIENCES TOOLS & SERVICES-4.74%

PerkinElmer, Inc.                                       287,344       3,996,955
-------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                154,179       4,472,733
-------------------------------------------------------------------------------
Techne Corp.                                             53,605       3,458,595
-------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(c)                       126,768       4,318,986
-------------------------------------------------------------------------------
Waters Corp.(c)                                          75,239       2,757,509
===============================================================================
                                                                     19,004,778
===============================================================================


METAL & GLASS CONTAINERS-1.32%

Pactiv Corp.(c)                                         213,645       5,315,488
===============================================================================


MULTI-SECTOR HOLDINGS-0.13%

PICO Holdings, Inc.(b)(c)                                18,997         504,940
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MID CAP CORE EQUITY FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
OFFICE ELECTRONICS-1.26%

Xerox Corp.                                             636,795    $  5,075,256
===============================================================================


OFFICE SERVICES & SUPPLIES-1.05%

Pitney Bowes Inc.                                       164,696       4,196,454
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-1.48%

BJ Services Co.                                         507,999       5,928,348
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-3.15%

Chesapeake Energy Corp.                                 115,758       1,871,807
-------------------------------------------------------------------------------
Newfield Exploration Co.(c)                             171,833       3,393,702
-------------------------------------------------------------------------------
Penn West Energy Trust (Canada)(b)                      412,064       4,582,152
-------------------------------------------------------------------------------
Pioneer Natural Resources Co.                            79,358       1,284,012
-------------------------------------------------------------------------------
Whiting Petroleum Corp.(c)                               45,627       1,526,679
===============================================================================
                                                                     12,658,352
===============================================================================


OIL & GAS STORAGE & TRANSPORTATION-0.52%

Williams Cos., Inc. (The)                               143,749       2,081,486
===============================================================================


PACKAGED FOODS & MEATS-3.34%

Cadbury PLC (United Kingdom)                          1,224,820      10,879,887
-------------------------------------------------------------------------------
Del Monte Foods Co.                                     356,368       2,544,468
===============================================================================
                                                                     13,424,355
===============================================================================


PERSONAL PRODUCTS-0.97%

Avon Products, Inc.                                     162,037       3,893,749
===============================================================================


PHARMACEUTICALS-1.57%

Allergan, Inc.                                           78,427       3,162,177
-------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR (Israel)         73,697       3,137,265
===============================================================================
                                                                      6,299,442
===============================================================================


PROPERTY & CASUALTY INSURANCE-4.49%

Axis Capital Holdings Ltd.                              270,818       7,886,220
-------------------------------------------------------------------------------
Progressive Corp. (The)(c)                              683,638      10,124,679
===============================================================================
                                                                     18,010,899
===============================================================================


REGIONAL BANKS-2.26%

BB&T Corp.(b)                                           161,758       4,441,875
-------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                       94,072       4,609,528
===============================================================================
                                                                      9,051,403
===============================================================================


SEMICONDUCTORS-3.32%

Linear Technology Corp.(b)                              340,481       7,531,440
-------------------------------------------------------------------------------
Microchip Technology Inc.(b)                            119,195       2,327,878
-------------------------------------------------------------------------------
Xilinx, Inc.                                            195,180       3,478,108
===============================================================================
                                                                     13,337,426
===============================================================================


SPECIALIZED CONSUMER SERVICES-0.08%

Hillenbrand, Inc.                                        18,416         307,179
===============================================================================

SPECIALIZED FINANCE-2.12%

Moody's Corp.(b)                                        422,816       8,494,373
===============================================================================


SPECIALTY CHEMICALS-4.84%

International Flavors & Fragrances Inc.                 302,721       8,996,868
-------------------------------------------------------------------------------
Sigma-Aldrich Corp.(b)                                  247,001      10,433,322
===============================================================================
                                                                     19,430,190
===============================================================================


SYSTEMS SOFTWARE-3.99%

McAfee Inc.(c)                                          136,043       4,703,006
-------------------------------------------------------------------------------
Symantec Corp.(c)                                       835,380      11,294,338
===============================================================================
                                                                     15,997,344
===============================================================================


THRIFTS & MORTGAGE FINANCE-3.92%

People's United Financial Inc.                          882,521      15,735,349
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $442,300,963)                                          345,417,289
===============================================================================



PREFERRED STOCKS-2.81%

HOUSEHOLD PRODUCTS-2.81%

Henkel AG & Co. KGaA(Germany)-Pfd. (Cost
  $14,502,569)(b)                                       349,737      11,267,467
===============================================================================



MONEY MARKET FUNDS-10.80%

Liquid Assets Portfolio-Institutional Class(d)       21,681,581      21,681,581
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             21,681,581      21,681,581
===============================================================================
     Total Money Market Funds (Cost $43,363,162)                     43,363,162
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.69% (Cost $500,166,694)                                  400,047,918
===============================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN



MONEY MARKET FUNDS-10.76%

Liquid Assets Portfolio-Institutional Class (Cost
  $43,165,299)(d)(e)                                 43,165,299      43,165,299
===============================================================================
TOTAL INVESTMENTS-110.45% (Cost $543,331,993)                       443,213,217
===============================================================================
OTHER ASSETS LESS LIABILITIES-(10.45)%                              (41,935,903)
===============================================================================
NET ASSETS-100.00%                                                 $401,277,314
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MID CAP CORE EQUITY FUND

Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $456,803,532)*                          $ 356,684,756
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   86,528,461
=======================================================
     Total investments (Cost
       $543,331,993)                        443,213,217
=======================================================
Foreign currencies, at value (Cost
  $1,039,033)                                 1,040,929
-------------------------------------------------------
Receivables for:
  Fund shares sold                              265,215
-------------------------------------------------------
  Dividends                                     885,385
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              16,070
=======================================================
     Total assets                           445,420,816
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                          58,561
-------------------------------------------------------
  Fund shares reacquired                        229,886
-------------------------------------------------------
  Foreign currency contracts
     outstanding                                290,079
-------------------------------------------------------
  Collateral upon return of securities
     loaned                                  43,165,299
-------------------------------------------------------
  Accrued fees to affiliates                    288,928
-------------------------------------------------------
  Accrued other operating expenses               52,193
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               58,556
=======================================================
     Total liabilities                       44,143,502
=======================================================
Net assets applicable to shares
  outstanding                             $ 401,277,314
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 503,647,264
-------------------------------------------------------
Undistributed net investment income           5,536,478
-------------------------------------------------------
Undistributed net realized gain (loss)       (7,499,954)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (100,406,474)
=======================================================
                                          $ 401,277,314
_______________________________________________________
=======================================================



NET ASSETS:

Series I                                  $ 352,788,233
_______________________________________________________
=======================================================
Series II                                 $  48,489,081
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     41,083,406
_______________________________________________________
=======================================================
Series II                                     5,694,163
_______________________________________________________
=======================================================
Series I:
  Net asset value per share               $        8.59
_______________________________________________________
=======================================================
Series II:
  Net asset value per share               $        8.52
_______________________________________________________
=======================================================



* At December 31, 2008, securities with an aggregate value of $42,937,067 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $270,518)                      $   7,994,812
-------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $464,104)                         3,364,990
=======================================================
     Total investment income                 11,359,802
=======================================================


EXPENSES:

Advisory fees                                 3,992,365
-------------------------------------------------------
Administrative services fees                  1,504,321
-------------------------------------------------------
Custodian fees                                   32,635
-------------------------------------------------------
Distribution fees -- Series II                  162,316
-------------------------------------------------------
Transfer agent fees                              23,623
-------------------------------------------------------
Trustees' and officers' fees and
  benefits                                       31,738
-------------------------------------------------------
Other                                           134,024
=======================================================
     Total expenses                           5,881,022
=======================================================
Less: Fees waived                              (140,714)
-------------------------------------------------------
     Net expenses                             5,740,308
=======================================================
Net investment income                         5,619,494
=======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains from securities sold to
     affiliates of $186,129)                (10,017,835)
-------------------------------------------------------
  Foreign currencies                             53,692
-------------------------------------------------------
  Foreign currency contracts                  2,960,773
=======================================================
                                             (7,003,370)
=======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (172,154,312)
-------------------------------------------------------
  Foreign currencies                              3,234
-------------------------------------------------------
  Foreign currency contracts                   (290,079)
=======================================================
                                           (172,441,157)
=======================================================
Net realized and unrealized gain (loss)    (179,444,527)
=======================================================
Net increase (decrease) in net assets
  resulting from operations               $(173,825,033)
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $   5,619,494    $  8,238,981
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (7,003,370)     62,335,612
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (172,441,157)    (10,812,599)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (173,825,033)     59,761,994
=========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                     (7,372,511)     (1,301,490)
---------------------------------------------------------------------------------------------------------
  Series II                                                                      (829,282)        (37,603)
=========================================================================================================
     Total distributions from net investment income                            (8,201,793)     (1,339,093)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                    (53,615,148)     (8,489,530)
---------------------------------------------------------------------------------------------------------
  Series II                                                                    (7,340,647)     (1,129,701)
=========================================================================================================
     Total distributions from net realized gains                              (60,955,795)     (9,619,231)
=========================================================================================================
Share transactions-net:
  Series I                                                                    (19,282,609)    (40,138,176)
---------------------------------------------------------------------------------------------------------
  Series II                                                                    (1,143,742)     18,100,448
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (20,426,351)    (22,037,728)
=========================================================================================================
     Net increase (decrease) in net assets                                   (263,408,972)     26,765,942
_________________________________________________________________________________________________________
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           664,686,286     637,920,344
=========================================================================================================
  End of year (includes undistributed net investment income of $5,536,478
     and $8,055,236, respectively)                                          $ 401,277,314    $664,686,286
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MID CAP CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


AIM V.I. MID CAP CORE EQUITY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

AIM V.I. MID CAP CORE EQUITY FUND
      of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                           0.725%
-------------------------------------------------------------------
Next $500 million                                            0.70%
-------------------------------------------------------------------
Next $500 million                                            0.675%
-------------------------------------------------------------------
Over $1.5 billion                                            0.65%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $140,714.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $137,071 for accounting and fund administrative services and reimbursed $1,367,250 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays

AIM V.I. MID CAP CORE EQUITY FUND

IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.


  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                     INVESTMENTS IN
INPUT LEVEL                                                            SECURITIES       OTHER INVESTMENTS*
----------------------------------------------------------------------------------------------------------
Level 1                                                               $417,390,339           $(290,079)
----------------------------------------------------------------------------------------------------------
Level 2                                                                 25,822,878                  --
----------------------------------------------------------------------------------------------------------
Level 3                                                                         --                  --
==========================================================================================================
                                                                      $443,213,217           $(290,079)
__________________________________________________________________________________________________________
==========================================================================================================




* Other investments include foreign currency contracts, which are included at unrealized appreciation/(depreciation).

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $221,130 and securities sales of $744,287, which resulted in net realized gains of $186,129.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $4,600 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


AIM V.I. MID CAP CORE EQUITY FUND

NOTE 7--FOREIGN CURRENCY CONTRACTS AT PERIOD-END


                                  OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------
                                                CONTRACT TO                                          UNREALIZED
SETTLEMENT                       ----------------------------------------                           APPRECIATION
DATE                                 DELIVER                 RECEIVE                VALUE          (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------

3/04/09                           GBP  3,550,000         USD    5,304,581        $5,171,740           $ 132,841
-----------------------------------------------------------------------------------------------------------------
3/10/09                           EUR  4,100,000         USD    5,290,681        $5,713,601           $(422,920)
=================================================================================================================
  Total open foreign
     currency contracts                                                                               $(290,079)
=================================================================================================================






Currency Abbreviations:
EUR  - Euro
GBP  - British Pound Sterling
USD  - U.S. Dollar


NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $14,978,987     $ 1,339,093
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        54,178,601       9,619,231
========================================================================================================
Total distributions                                                          $69,157,588     $10,958,324
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   5,602,349
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                           5,561,435
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (102,623,116)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                           2,382
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (65,871)
------------------------------------------------------------------------------------------------
Post-October Capital loss deferral                                                   (10,847,129)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        503,647,264
================================================================================================
Total net assets                                                                   $ 401,277,314
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period end.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $301,453,962 and $283,190,825, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  11,437,751
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (114,060,867)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(102,623,116)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $545,836,333.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proxy costs and distributions on December 31, 2008, undistributed net investment income was increased by $63,541, undistributed net realized gain
(loss) was decreased by $38,600 and shares of beneficial interest decreased by $24,941. This reclassification had no effect on the net assets of the Fund.


AIM V.I. MID CAP CORE EQUITY FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
                                                                               YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                           2007
                                                            ----------------------------     ----------------------------
                                                              SHARES           AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                   1,980,935     $  25,879,573      3,861,535     $  56,702,650
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                  2,495,197        33,372,144      2,574,352        37,303,201
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                   7,277,763        60,987,657        658,441         9,791,025
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    983,144         8,169,929         79,139         1,167,305
=========================================================================================================================
Reacquired:
  Series I                                                  (8,365,253)     (106,149,839)    (7,309,460)     (106,631,851)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                 (3,256,102)      (42,685,815)    (1,410,426)      (20,370,058)
=========================================================================================================================
     Net increase (decrease) in share activity               1,115,684     $ (20,426,351)    (1,546,419)    $ (22,037,728)
_________________________________________________________________________________________________________________________
=========================================================================================================================




(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. MID CAP CORE EQUITY FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                           NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                             VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                           BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                           OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          $14.57     $ 0.14(c)     $(4.33)      $(4.19)     $(0.22)       $(1.57)        $(1.79)      $ 8.59
Year ended 12/31/07           13.52       0.19          1.11         1.30       (0.04)        (0.21)         (0.25)       14.57
Year ended 12/31/06           13.61       0.14          1.39         1.53       (0.14)        (1.48)         (1.62)       13.52
Year ended 12/31/05           13.11       0.06          0.94         1.00       (0.07)        (0.43)         (0.50)       13.61
Year ended 12/31/04           12.06       0.03(c)       1.63         1.66       (0.02)        (0.59)         (0.61)       13.11
---------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08           14.45       0.10(c)      (4.28)       (4.18)      (0.18)        (1.57)         (1.75)        8.52
Year ended 12/31/07           13.42       0.13          1.12         1.25       (0.01)        (0.21)         (0.22)       14.45
Year ended 12/31/06           13.52       0.10          1.38         1.48       (0.10)        (1.48)         (1.58)       13.42
Year ended 12/31/05           13.04       0.03          0.92         0.95       (0.04)        (0.43)         (0.47)       13.52
Year ended 12/31/04           12.01      (0.00)(c)      1.62         1.62       (0.00)        (0.59)         (0.59)       13.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                          RATIO OF          RATIO OF
                                                          EXPENSES          EXPENSES
                                                         TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                         NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                        NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                             TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                           RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
-----------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          (28.52)%    $352,788           1.01%(d)          1.04%(d)        1.05%(d)       62%
Year ended 12/31/07            9.55       585,608           1.00              1.01            1.23           62
Year ended 12/31/06           11.24       581,154           1.04              1.04            0.93           83
Year ended 12/31/05            7.62       584,860           1.03              1.03            0.50           70
Year ended 12/31/04           13.82       496,606           1.04              1.04            0.25           55
-----------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          (28.68)       48,489           1.26(d)           1.29(d)         0.80(d)        62
Year ended 12/31/07            9.29        79,079           1.25              1.26            0.98           62
Year ended 12/31/06           10.98        56,766           1.29              1.29            0.68           83
Year ended 12/31/05            7.27        50,380           1.28              1.28            0.25           70
Year ended 12/31/04           13.57        33,495           1.29              1.29           (0.00)          55
_____________________________________________________________________________________________________________________________
=============================================================================================================================



(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)   Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $487,554 and $64,926 for Series I and Series II Class shares, respectively.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


AIM V.I. MID CAP CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and
Shareholders of AIM V.I. Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

February 10, 2009
Houston, Texas



AIM V.I. MID CAP CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $755.20        $4.46       $1,020.06       $5.13        1.01%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        754.40         5.56        1,018.80        6.39        1.26
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. MID CAP CORE EQUITY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $54,178,601
     Corporate Dividends Received Deduction*                  35.16%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. MID CAP CORE EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. MID CAP CORE EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. MID CAP CORE EQUITY FUND

[INVESCO AIM LOGO]             AIM V.I. MONEY MARKET FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                  [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. MONEY MARKET FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       Following his election, President Barack
                                                                                          Obama pledged to act boldly to stimulate
Yields on shares of AIM V.I. Money Market Fund declined during the year ended             the U.S. economy.
December 31, 2008. The seven-day SEC yield on the Fund's Series I shares was
4.16% at the beginning of the year and 0.76% at its close. The seven-day SEC                 The Fed's aggressive rate cutting - as
yield on the Fund's Series II shares was 3.91% at the beginning of the year and           well as investor preference for
0.52% at its close.                                                                       cash-equivalent investments rather than
                                                                                          riskier and more volatile stocks - drove
   As of December 31, 2008, the Fund's total net assets stood at $51.2 million and the    down yields on money market funds and
Fund's weighted average maturity was 39 days.                                             other short-term instruments. Yields on
=======================================================================================   three-month Treasuries declined
                                                                                          significantly in 2008, falling from
HOW WE INVEST                                   Evidence of economic distress abounded    3.39%(7) at the start of the year to
                                             in 2008.                                     0.11%(7) at its close. Because money
The Fund invests only in high-quality U.S.                                                market funds invest in short-term
dollar-denominated short-term debt              Gross domestic product, a measure of      securities, this decline meant the yield
obligations, including:                      the nation's overall economic output,        you earned on your investment in the Fund
                                             contracted in the third and fourth           fell during the year.
o  Securities issued by the U.S.             quarters of 2008.(1) Unemployment rose
   government and its agencies.              sharply in 2008, from 4.9%(2) to 7.2%(2);       At year end, the yield curve was
                                             during the year an estimated 2.6             positive, meaning that short-term yields
o  Bankers' acceptances, certificates of     million(3) Americans lost their jobs. As     were lower than longer-term yields. (A
   deposit and time deposits from U.S. and   represented by the S&P 500 Index, the U.S.   yield curve is a graph that shows the
   foreign banks.                            stock market returned -36.99%(4) in 2008,    yields of similarly rated fixed income
                                             its steepest decline since 1937.(5) Seeing   investments according to their
o  Repurchase agreements.                    the value of their homes and investments     maturities.) While no one can predict the
                                             decline, U.S. consumers cut back their       future performance of the economy,
o  Commercial paper.                         spending, which led to weak retail sales     positive yield curves historically have
                                             during the holiday shopping season.          portended relative health and expansion.
o  Taxable municipal securities
                                                Throughout 2008, the U.S. Federal            Thank you for your investment in AIM
o  Master notes.                             Reserve (the Fed) moved aggressively to      V.I. Money Market Fund.
                                             cut short-term interest rate targets in an
o  Cash equivalents.                         effort to stimulate the economy and inject   (1) Bureau of Economic Analysis
                                             much-needed liquidity into the credit        (2) Bureau of Labor Statistics
   The Fund may invest a portion of its      markets. Since December 2007, the Fed cut    (3) CNN.com
assets in U.S. dollar-denominated foreign    its short-term interest rate target from     (4) Lipper Inc.
securities. The Fund invests in accordance   4.25% to a range of zero to 0.25%.(6)        (5) Reuters
with industry-standard requirements for      During the second half of 2008, the Fed,     (6) U.S. Federal Reserve
money market funds for the quality,          the U.S. Department of the Treasury and      (7) Barclays Capital
maturity and diversification of              other federal agencies took unprecedented
investments. In selecting securities for     action to rescue the troubled financials     The views and opinions expressed in
the Fund, we focus on securities that        sector (and, later, the domestic             management's discussion of Fund
offer safety, liquidity and a competitive    automobile industry) and increase credit     performance are those of Invesco Aim
yield.                                       market liquidity.                            Advisors, Inc. These views and opinions
                                                                                          are subject to change at any time based on
MARKET CONDITIONS AND YOUR FUND                 In October, the administration and        factors such as market and economic
                                             Congress enacted a plan, the Troubled        conditions. These views and opinions may
At the close of 2007, there was              Assets Relief Program, authorizing the       not be relied upon as investment advice or
considerable uncertainty about what lay      U.S. Department of the Treasury to           recommendations, or as an offer for a
ahead for the economy in 2008,(4) we wrote   purchase up to $700 billion in troubled      particular security. The information is
in last year's AIM V.I. Money Market Fund    mortgage-related assets - the largest and    not a complete analysis of every aspect of
annual report. What came to pass was one     most direct effort to resolve a credit       any market, country, industry, security or
of the most difficult years on record for    crisis in the last half century. In          the Fund. Statements of fact are from
investors.                                   concert with other central banks, these      sources considered reliable, but Invesco
                                             initiatives were intended to restore         Aim Advisors, Inc. makes no representation
   At the start of 2008, we saw warning      investor confidence, expand lending and      or warranty as to their completeness or
signs of increasing economic trouble: a      mitigate the effects of the global credit    accuracy. Although historical performance
weakening housing market, rising inflation   crisis.                                      is no guarantee of future results, these
and slowing job growth, among others. In                                                  insights may help you understand our
the spring, credit-related concerns came                                                  investment management philosophy.
to the forefront - leading to the collapse
or forced merger of several venerable                                                     Team managed by Invesco Aim Advisors, Inc.
financial firms and causing major stock
market averages to begin a long, painful
decline.

PERFORMANCE QUOTED IS PAST PERFORMANCE AND CANNOT GUARANTEE       AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE
COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR    FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
HIGHER. VISIT invescoaim.com FOR THE MOST RECENT MONTH-END        AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR
PERFORMANCE.                                                      INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY
                                                                  INVESTING IN THE FUND.

AIM V.I. MONEY MARKET FUND

AIM V.I. MONEY MARKET FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE
PRESERVATION OF CAPITAL AND LIQUIDITY.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     municipal security may be affected by        agencies or instrumentalities if it is not
                                             constitutional amendments, legislative       legally obligated to do so. In this case,
Credit risk is the risk of loss on an        enactments, executive orders,                if the issuer defaulted, the underlying
investment due to the deterioration of an    administrative regulations, voter            fund holding securities of such an issuer
issuer's financial health. Such a            initiatives and the economics of the         might not be able to recover its
deterioration of financial health may        regions where the issuers in which the       investment from the U.S. government.
result in a reduction of the credit rating   Fund invests are located.
of the issuer's securities and may lead to                                                ABOUT THE INDEX USED IN THIS REPORT
the issuer's inability to honor its             If the seller of a repurchase agreement
contractual obligations, including making    in which the Fund invests defaults on its    The S&P 500--REGISTERED TRADEMARK-- INDEX
timely payment of interest and principal.    obligation or declares bankruptcy, the       is a market capitalization-weighted index
                                             Fund may experience delays in selling the    covering all major areas of the U.S.
   U.S.-dollar-denominated securities that   securities underlying the repurchase         economy. It is not the 500 largest
carry foreign-credit exposure may be         agreement.                                   companies, but rather the most widely held
affected by unfavorable political,                                                        500 companies chosen with respect to
economic or government developments that        To the extent that the Fund is            market size, liquidity, and their
could affect the repayment of principal or   concentrated in securities of issuers in     industry.
the payment of interest.                     the banking and financial services
                                             industries, the Fund's performance will         The Fund is not managed to track the
   Interest rate risk refers to the risk     depend to a greater extent on the overall    performance of any particular index,
that bond prices generally fall as           condition of those industries. The value     including the index defined here, and
interest rates rise and vice versa.          of these securities can be sensitive to      consequently, the performance of the Fund
                                             changes in government regulation, interest   may deviate significantly from the
   There is no guarantee that the            rates and economic downturns in the U.S.     performance of the index.
investment techniques and risk analysis      and abroad.
used by the Fund's portfolio managers will                                                   A direct investment cannot be made in
produce the desired results.                    The Fund may invest in obligations        an index. Unless otherwise indicated,
                                             issued by agencies and instrumentalities     index results include reinvested
   The prices of securities held by the      of the U.S. government that may vary in      dividends, and they do not reflect sales
Fund may decline in response to market       the level of support they receive from the   charges. Performance of an index of funds
risks.                                       U.S. government. The U.S. government may     reflects fund expenses; performance of a
                                             choose not to provide financial support to   market index does not.
   The value of, payment of interest on      U.S.-government-sponsored
and repayment of principal for the Fund as
well as the Fund's ability to sell a

==========================================   PRODUCT ISSUER OR FINANCIAL ADVISOR FOR      EXPENSES AND FEES ASSESSED IN CONNECTION
PORTFOLIO COMPOSITION                        THE MOST RECENT MONTH-END VARIABLE PRODUCT   WITH A VARIABLE PRODUCT. SALES CHARGES,
                                             PERFORMANCE. PERFORMANCE FIGURES REFLECT     EXPENSES AND FEES, WHICH ARE DETERMINED BY
Maturity distribution of Fund holdings, in   FUND EXPENSES, REINVESTED DISTRIBUTIONS      THE VARIABLE PRODUCT ISSUERS, WILL VARY
days, as of 12/31/08                         AND CHANGES IN NET ASSET VALUE. INVESTMENT   AND WILL LOWER THE TOTAL RETURN.
                                             RETURN AND PRINCIPAL VALUE WILL FLUCTUATE
1-7                                   31.0%  SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN        THE MOST RECENT MONTH-END PERFORMANCE
8-30                                  28.1   YOU SELL SHARES.                             DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
31-90                                 30.7                                                PRODUCT CHARGES, IS AVAILABLE ON THE
91-180                                 8.3      AIM V.I. MONEY MARKET FUND, A SERIES      INVESCO AIM AUTOMATED INFORMATION LINE,
181+                                   1.9   PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,   866 702 4402. AS MENTIONED ABOVE, FOR THE
==========================================   IS CURRENTLY OFFERED THROUGH INSURANCE       MOST RECENT MONTH-END PERFORMANCE
                                             COMPANIES ISSUING VARIABLE PRODUCTS. YOU     INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
The number of days to maturity of each       CANNOT PURCHASE SHARES OF THE FUND           CONTACT YOUR VARIABLE PRODUCT ISSUER OR
holding is determined in accordance with     DIRECTLY. PERFORMANCE FIGURES GIVEN          FINANCIAL ADVISOR.
the provisions of Rule 2a-7 of the           REPRESENT THE FUND AND ARE NOT INTENDED TO
Investment Company Act of 1940.              REFLECT ACTUAL VARIABLE PRODUCT VALUES.
                                             THEY DO NOT REFLECT SALES CHARGES,
THE PERFORMANCE DATA QUOTED REPRESENT PAST
PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
SEE YOUR VARIABLE

SCHEDULE OF INVESTMENTS

December 31, 2008




                                                                               PRINCIPAL
                                                     INTEREST    MATURITY        AMOUNT
                                                       RATE        DATE          (000)           VALUE
---------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER-70.09%(a)

=========================================================================================================



ASSET-BACKED SECURITIES-COMMERCIAL LOANS/LEASES-3.84%

  Amstel Funding Corp.(b)(c)                           1.50%     01/13/09      $      971     $   970,515
---------------------------------------------------------------------------------------------------------
  Amstel Funding Corp.(b)(c)                           2.70%     02/02/09           1,000         997,600
=========================================================================================================
                                                                                                1,968,115
=========================================================================================================



ASSET-BACKED SECURITIES-CONSUMER RECEIVABLES-3.90%

  Thunder Bay Funding, LLC(b)                          1.10%     01/13/09           2,000       1,999,267
=========================================================================================================



ASSET-BACKED SECURITIES-FULLY SUPPORTED BANK-16.76%

  Concord Minutemen Capital Co., LLC-Series A,
     (Multi CEP's-Liberty Hampshire Co., LLC;
     agent)(b)                                         2.40%     01/14/09           2,000       1,998,267
---------------------------------------------------------------------------------------------------------
  Crown Point Capital Co., LLC-Series A, (Multi
     CEP's-Liberty Hampshire Co., LLC; agent)(b)       2.40%     01/15/09           2,000       1,998,133
---------------------------------------------------------------------------------------------------------
  Grampian Funding Ltd./LLC (Multi CEP's-HBOS
     PLC)(b)(c)                                        0.35%     01/02/09           2,000       1,999,981
---------------------------------------------------------------------------------------------------------
  Lexington Parker Capital Co., LLC (Multi
     CEP's-Liberty Hampshire Co., LLC; agent)(b)       2.00%     01/15/09           2,000       1,998,444
---------------------------------------------------------------------------------------------------------
  Lexington Parker Capital Co., LLC (Multi
     CEP's-Liberty Hampshire Co., LLC; agent)(b)       1.40%     02/02/09             600         599,253
=========================================================================================================
                                                                                                8,594,078
=========================================================================================================



ASSET-BACKED SECURITIES-MULTI-PURPOSE-19.10%

  Chariot Funding, LLC/Ltd.(b)                         1.40%     01/07/09           1,200       1,199,720
---------------------------------------------------------------------------------------------------------
  Clipper Receivables Co., LLC(b)                      0.85%     01/02/09           2,000       1,999,953
---------------------------------------------------------------------------------------------------------
  Gemini Securitization Corp., LLC(b)                  0.60%     02/17/09           1,000         999,217
---------------------------------------------------------------------------------------------------------
  Gemini Securitization Corp., LLC(b)                  1.05%     03/16/09           1,500       1,496,762
---------------------------------------------------------------------------------------------------------
  Mont Blanc Capital Corp.(b)(c)                       0.75%     01/16/09           1,500       1,499,531
---------------------------------------------------------------------------------------------------------
  Thames Asset Global Securitization No. 1,
     Inc.(b)(c)                                        2.00%     01/08/09             700         699,728
---------------------------------------------------------------------------------------------------------
  Thames Asset Global Securitization No. 1,
     Inc.(b)(c)                                        0.75%     03/09/09           1,900       1,897,348
=========================================================================================================
                                                                                                9,792,259
=========================================================================================================



ASSET-BACKED SECURITIES-SECURITIES-12.84%

  Aspen Funding Corp.(b)                               1.90%     02/03/09           2,000       1,996,517
---------------------------------------------------------------------------------------------------------
  Cancara Asset Securitization Ltd./LLC(b)(c)          1.00%     03/23/09           2,000       1,995,500
---------------------------------------------------------------------------------------------------------
  Tempo Finance Ltd/Corp.(b)(c)                        1.00%     02/20/09             600         599,167
---------------------------------------------------------------------------------------------------------
  Tempo Finance Ltd/Corp.(b)(c)                        1.85%     03/02/09           2,000       1,993,833
=========================================================================================================
                                                                                                6,585,017
=========================================================================================================


CONSUMER FINANCE-3.90%

  Toyota Motor Credit Corp.                            2.10%     01/22/09           2,000       1,997,550
=========================================================================================================


DIVERSIFIED BANKS-5.85%

  ING (US) Funding LLC(c)                              1.81%     01/02/09           2,000       1,999,899
---------------------------------------------------------------------------------------------------------
  National Australia Funding Delaware Inc.(b)(c)       0.58%     02/10/09           1,000         999,356
=========================================================================================================
                                                                                                2,999,255
=========================================================================================================


LIFE & HEALTH INSURANCE-3.90%

  Metlife Short Term Funding LLC(b)                    1.82%     01/06/09           2,000       1,999,494
=========================================================================================================
     Total Commercial Paper (Cost $35,935,035)                                                 35,935,035
=========================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MONEY MARKET FUND

                                                                               PRINCIPAL
                                                     INTEREST    MATURITY        AMOUNT
                                                       RATE        DATE          (000)           VALUE
---------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-16.58%

  Banco Bilbao Vizcaya Argentaria, S.A.                2.63%     03/09/09      $    1,000     $ 1,000,018
---------------------------------------------------------------------------------------------------------
  BNP Paribas                                          1.74%     06/18/09           1,500       1,500,069
---------------------------------------------------------------------------------------------------------
  Calyon S.A.                                          2.00%     04/20/09           2,000       2,000,000
---------------------------------------------------------------------------------------------------------
  HSBC Bank PLC (United Kingdom)(c)                    1.03%     04/02/09           1,000       1,000,025
---------------------------------------------------------------------------------------------------------
  Royal Bank of Canada(d)                              2.12%     12/16/09           2,000       2,000,000
---------------------------------------------------------------------------------------------------------
  Toronto-Dominion Bank                                1.90%     10/02/09           1,000       1,000,075
=========================================================================================================
     Total Certificates of Deposit (Cost
       $8,500,187)                                                                              8,500,187
=========================================================================================================


MEDIUM-TERM NOTES-3.90%

  Rabobank Nederland-Series 1537A, Sr. Unsec.
     Unsub. Floating Rate MTN(b)(c)(d) (Cost
     $2,000,006)                                       4.77%     01/15/09           2,000       2,000,006
=========================================================================================================



VARIABLE RATE DEMAND NOTES-1.90%(d)(e)

LETTER OF CREDIT ENHANCED-1.90%(F)

  Albany (City of), New York Industrial
     Development Agency (Albany Medical Center
     Hospital); Series 2006 B, Taxable IDR
     (LOC-RBS Citizens, N.A.) (Cost $975,000)          3.50%     05/01/35             975         975,000
=========================================================================================================
     TOTAL INVESTMENTS (excluding Repurchase
       Agreements)-92.47% (Cost $47,410,228)                                                   47,410,228
=========================================================================================================


                                                                               REPURCHASE
                                                                                 AMOUNT


REPURCHASE AGREEMENTS-12.80%(g)

  RBC Capital Markets Corp., Joint agreement dated
     12/31/08 aggregate maturing value
     $1,000,005,556 (collateralized by U.S.
     Government sponsored agency obligations
     valued at $1,020,000,000; 4.79-7.00%,
     09/01/23-09/01/38), (Cost $6,562,766)             0.10%     01/02/09       6,562,802       6,562,766
=========================================================================================================
TOTAL INVESTMENTS-105.27% (Cost $53,972,994)(h)(i)                                             53,972,994
=========================================================================================================
OTHER ASSETS LESS LIABILITIES-(5.27)%                                                          (2,703,090)
=========================================================================================================
NET ASSETS-100.00%                                                                            $51,269,904
_________________________________________________________________________________________________________
=========================================================================================================




Investment Abbreviations:

CEP     - Credit Enhancement Provider
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium-Term Notes
Sr.     - Senior
Unsec.  - Unsecured
Unsub.  - Unsubordinated


Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2008 was $33,937,592, which represented 66.19% of the Fund's Net Assets.
(c) The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Netherlands: 19.6%; United Kingdom: 14.8%; other countries less than 5% each: 1.9%.
(d) Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2008.
(e) Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2008.
(f) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)   Principal amount equals value at period end. See Note 1I.
(h)   Also represents cost for federal income tax purposes.
(i) This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer's obligations but may be called upon to satisfy the issuer's obligations.

      ENTITIES                                                       PERCENTAGE
      -------------------------------------------------------------------------
      Lexington Parker Capital Co., LLC                                  5.1%
      -------------------------------------------------------------------------
      Tempo Finance Ltd/Corp.                                            5.1
      -------------------------------------------------------------------------
      Thames Asset Global Sec No. 1, Inc.                                5.1
      _________________________________________________________________________
      =========================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, excluding repurchase
  agreements, at value and cost            $47,410,228
------------------------------------------------------
Repurchase agreements, at value and cost     6,562,766
======================================================
     Total investments, at value and
       cost                                 53,972,994
======================================================
Interest receivable                             32,465
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             28,415
------------------------------------------------------
Other assets                                     7,080
======================================================
     Total assets                           54,040,954
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      2,000,100
------------------------------------------------------
  Fund shares reacquired                       671,177
------------------------------------------------------
  Dividends                                         32
------------------------------------------------------
  Accrued fees to affiliates                    26,507
------------------------------------------------------
  Accrued other operating expenses              36,943
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              36,291
======================================================
     Total liabilities                       2,771,050
======================================================
Net assets applicable to shares
  outstanding                              $51,269,904
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest              $51,262,767
------------------------------------------------------
Undistributed net investment income              7,137
======================================================
                                           $51,269,904
______________________________________________________
======================================================



NET ASSETS:

Series I                                   $49,004,344
______________________________________________________
======================================================
Series II                                  $ 2,265,560
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                    49,003,200
______________________________________________________
======================================================
Series II                                    2,265,278
______________________________________________________
======================================================
Series I:
  Net asset value per share                $      1.00
______________________________________________________
======================================================
Series II:
  Net asset value per share                $      1.00
______________________________________________________
======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Interest                                   $1,473,982
=====================================================


EXPENSES:

Advisory fees                                 204,982
-----------------------------------------------------
Administrative services fees                  144,277
-----------------------------------------------------
Custodian fees                                  8,212
-----------------------------------------------------
Distribution fees -- Series II                  5,805
-----------------------------------------------------
Transfer agent fees                             5,537
-----------------------------------------------------
Trustees' and officers' fees and
  benefits                                     17,095
-----------------------------------------------------
Professional services fees                     39,363
-----------------------------------------------------
Other                                          20,710
=====================================================
     Total expenses                           445,981
=====================================================
Net investment income                       1,028,001
=====================================================
Net increase in net assets resulting
  from operations                          $1,028,001
_____________________________________________________
=====================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $ 1,028,001    $ 2,114,184
=======================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                      (986,413)    (2,016,504)
-------------------------------------------------------------------------------------------------------
  Series II                                                                      (41,588)       (97,680)
=======================================================================================================
     Total distributions from net investment income                           (1,028,001)    (2,114,184)
=======================================================================================================
Share transactions-net:
  Series I                                                                     2,512,068      2,924,198
-------------------------------------------------------------------------------------------------------
  Series II                                                                     (249,612)       173,554
=======================================================================================================
     Net increase in net assets resulting from share transactions              2,262,456      3,097,752
=======================================================================================================
     Net increase in net assets                                                2,262,456      3,097,752
_______________________________________________________________________________________________________
=======================================================================================================


NET ASSETS:

  Beginning of year                                                           49,007,448     45,909,696
=======================================================================================================
  End of year (includes undistributed net investment income of $7,137 and
     $6,344, respectively)                                                   $51,269,904    $49,007,448
_______________________________________________________________________________________________________
=======================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

        Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal

AIM V.I. MONEY MARKET FUND
      course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.40%
-------------------------------------------------------------------
Over $250 million                                             0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) extraordinary items; (iv) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $94,277 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


AIM V.I. MONEY MARKET FUND

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $        --
--------------------------------------
Level 2                    53,972,994
--------------------------------------
Level 3                            --
======================================
                          $53,972,994
______________________________________
======================================



NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,210 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------
Distributions paid from ordinary income                                       $1,028,001     $2,114,184
_______________________________________________________________________________________________________
=======================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-----------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    56,362
-----------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (49,225)
-----------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        51,262,767
===============================================================================================
Total net assets                                                                    $51,269,904
_______________________________________________________________________________________________
===============================================================================================





AIM V.I. MONEY MARKET FUND

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, on December 31, 2008, undistributed net investment income was increased by $793 and shares of beneficial interest decreased by $793. This reclassification had no effect on the net assets of the Fund.

NOTE 8--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                           2007
                                                            ----------------------------     ----------------------------
                                                               SHARES          AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                   34,854,533     $ 34,854,533      33,843,692     $ 33,843,692
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     277,951          277,951         611,826          611,826
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      986,376          986,376       2,016,467        2,016,467
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                      41,587           41,587          97,676           97,676
=========================================================================================================================
Reacquired:
  Series I                                                  (33,328,841)     (33,328,841)    (32,935,961)     (32,935,961)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (569,150)        (569,150)       (535,948)        (535,948)
=========================================================================================================================
     Net increase in share activity                           2,262,456     $  2,262,456       3,097,752     $  3,097,752
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9--SIGNIFICANT EVENT

On October 6, 2008, the Board of Trustees approved the participation of the Fund in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). Under the Program, the Treasury Department will guarantee shareholders in a Fund that they will receive $1 for each Fund share held by them as of the close of business on September 19, 2008, in the event that such Fund (in which they were invested as of September 19, 2008) liquidates and the per share value at the time of liquidation is less than $0.995.

  Participation in the Program requires a payment to the Treasury Department in the amount of 0.01% of the share value of the Fund as of September 19, 2008. The Fund will bear this expense without regard to any expense limitation currently in effect.

  The Program was initially in effect until December 18, 2008, and the Treasury recently extended it until April 30, 2009. The Secretary of the Treasury may extend the Program beyond April 30, 2009 through the close of business on September 19, 2009. If extended, the Fund, if eligible, will consider whether to continue to participate in the Program, which may require further payment.


AIM V.I. MONEY MARKET FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                 NET ASSET                   DIVIDENDS                                                  RATIO OF
                                   VALUE,         NET        FROM NET      NET ASSET                   NET ASSETS,      EXPENSES
                                 BEGINNING    INVESTMENT    INVESTMENT    VALUE, END      TOTAL       END OF PERIOD    TO AVERAGE
                                 OF PERIOD      INCOME        INCOME       OF PERIOD    RETURN(a)    (000S OMITTED)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08                $1.00         $0.02(b)     $(0.02)        $1.00         2.04%         $49,004          0.86%(c)
Year ended 12/31/07                 1.00          0.04         (0.04)         1.00         4.54           46,492          0.86
Year ended 12/31/06                 1.00          0.04         (0.04)         1.00         4.27           43,568          0.90
Year ended 12/31/05                 1.00          0.02         (0.02)         1.00         2.51           44,923          0.82
Year ended 12/31/04                 1.00          0.01         (0.01)         1.00         0.69           54,008          0.75
---------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                 1.00          0.02(b)      (0.02)         1.00         1.78            2,266          1.11(c)
Year ended 12/31/07                 1.00          0.04         (0.04)         1.00         4.28            2,515          1.11
Year ended 12/31/06                 1.00          0.04         (0.04)         1.00         4.01            2,341          1.15
Year ended 12/31/05                 1.00          0.02         (0.02)         1.00         2.26            3,080          1.07
Year ended 12/31/04                 1.00          0.00         (0.00)         1.00         0.44            6,076          1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                 RATIO OF NET
                                  INVESTMENT
                                    INCOME
                                  TO AVERAGE
                                  NET ASSETS
---------------------------------------------
SERIES I
Year ended 12/31/08                  2.02%(c)
Year ended 12/31/07                  4.45
Year ended 12/31/06                  4.20
Year ended 12/31/05                  2.46
Year ended 12/31/04                  0.67
---------------------------------------------
SERIES II
Year ended 12/31/08                  1.77(c)
Year ended 12/31/07                  4.20
Year ended 12/31/06                  3.95
Year ended 12/31/05                  2.21
Year ended 12/31/04                  0.42
_____________________________________________
=============================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Calculated using average shares outstanding.
(c) Ratios are based on average daily net assets (000's omitted) of $48,924 and $2,322 for Series I and Series II shares, respectively.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and
Shareholders of AIM V. I. Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. MONEY MARKET FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00      $1,007.90       $4.34       $1,020.81       $4.37        0.86%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00       1,006.50        5.60        1,019.56        5.63        1.11
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. MONEY MARKET FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Corporate Dividends Received Deduction*                  0%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. MONEY MARKET FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. MONEY MARKET FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     The Bank of New York
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             2 Hanson Place
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              Brooklyn, NY 11217-1431
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739
                          Americas
                          New York, NY 10036-2714




AIM V.I. MONEY MARKET FUND

[INVESCO AIM LOGO]             AIM V.I. POWERSHARES ETF ALLOCATION FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. POWERSHARES ETF ALLOCATION FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       STEP THREE -- PORTFOLIO STRATEGY

Since inception on October 24, 2008, AIM V.I. PowerShares ETF Allocation Fund Series I    IMAS directly maps the probabilities to
returned 12.78%, excluding variable product issuer charges, and outperformed both its     express the relative attractiveness of any
broad market benchmark, represented by the MSCI World Index, and its style-specific       investment decision within the Fund's
index, the Custom V.I. PowerShares ETF Allocation Index. (triangle),(square) Over the     specified allocation ranges. Ranges around
brief time period covered in this report, relative fund performance was exceptional,      target allocations for each decision are
and not sustainable over longer time periods. The Custom V.I. PowerShares ETF             determined through IMAS's proprietary
Allocation Index approximates the broad asset allocation of the Fund over time.           allocation budgeting process that is based
Outperformance was primarily driven by the Fund's allocation to emerging markets debt,    on the number of available of decisions,
Treasury securities and emerging markets equities.                                        the amount of expected aggregate portfolio
                                                                                          outperformance and the risk
   Your Fund's performance appears later in this report.                                  characteristics of each available
                                                                                          decision. Generally speaking, riskier
FUND VS. INDEXES                                                                          asset decisions will have smaller ranges,
                                                                                          while less risky, low correlation asset
Cumulative total returns for Fund from 10/24/08 to 12/31/08, excluding variable           decisions will tend to have larger ranges.
product issuer charges. If variable product issuer charges were included, Fund
returns would be lower. Cumulative total returns for indexes from 10/31/08 to             MARKET CONDITIONS AND YOUR FUND
12/31/08.
                                                                                          The Fund began operation late in 2008
Series I Shares                                                                  12.78%   -- nearly a third of the way through the
Series II Shares                                                                 12.56    fourth quarter. The launch of the Fund
MSCI World Index(triangle) (Broad Market Index)                                  -3.47    began against a backdrop of aggressive
Custom V.I. PowerShares ETF Allocation Index(square) (Style-Specific Index)       1.13    efforts to revive the economy by the U.S.
Lipper VUF Global Core Equity Index(triangle) (Peer Group Index)                 -3.15    Federal Reserve (the Fed). The Fed
                                                                                          continued the monetary easing policy it
(triangle) Lipper Inc.; (square) Invesco Aim, Lipper Inc.                                  began in 2007 in an attempt to increase
=======================================================================================   liquidity and revive lending. Since
                                                                                          December 2007, the federal funds target
HOW WE INVEST                                STEP TWO -- QUANTITATIVE MODELING            rate was lowered from 4.25% to a range of
                                                                                          zero to 0.25%.(1) Real gross domestic
Invesco Multiple Asset Strategy's (IMAS)     Fundamental research from step one is used   product (GDP) decreased to an annual rate
investment process is a quantitative         to create quantitative models focusing on    of -0.5% in the third quarter of 2008.(2)
actively managed three-step investment       valuation and dynamics.                      The decrease in production was primarily
strategy designed to generate a unique                                                    the result of a decrease in personal
source of excess returns from a macro        o  To address valuation, IMAS determines     consumption and residential investment.
based, multi-asset investment discipline.       if competing investment alternatives      Inflation, as measured by a
                                                are cheap or expensive relative to        seasonally-adjusted Consumer Price Index,
STEP ONE -- FUNDAMENTAL RESEARCH                their underlying fundamentals.            virtually ground to a halt following sharp
                                                Valuation focuses on the longer term,     declines in energy prices in the second
Fundamental research is used to identify        secular influences on each asset and      half of the year. However, unemployment
the key drivers of relative performance         suggests that there is a mean             trended higher during the year and
for asset class, country, and other             reverting, long-term, or equilibrium      ultimately reached a seasonally adjusted
investment decision models. This research       relationship between prices and           rate of 7.2% by the end of December.(3)
includes the following:                         fundamentals.
                                                                                             The Fund's absolute and relative
o  An analysis of markets to determine the   o  Dynamics reconciles the short-run         performance versus its custom index
   distinctive characteristics of each          behavior of asset prices with their       benefited primarily from strong
   market relative to its comparison            long-run behavior and recognizes that     performance from the PowerShares Emerging
   universe.                                    these mis-valuations may not correct      Markets Sovereign Debt Portfolio. This
                                                instantaneously.                          emerging markets debt ETF rose
o  The generation of hypotheses about how                                                 significantly since the Fund's inception,
   various economic events will interact        The output of the modeling is expressed   as riskier assets began to rebound
   with the characteristics and affect       in the form of probabilities that one        following a year of depressed results.
   relative performance.                     asset will outperform another, resulting
                                             in a quantitative expression of IMAS's          While riskier assets staged a rebound,
o  Confirmation or revision of hypothesis    fundamental investment process in a          Treasuries were also a positive absolute
   through empirical research.               mathematical-based approach.                 and relative contributor as the demand for
                                                                                          the safety of U.S. Treasury securities
=======================================================================================   remained strong. PowerShares 1-30 Laddered
PORTFOLIO COMPOSITION                                                                     Treasury Portfolio represented our
                                                                                          exposure and was our largest position at
                                                    Target        % of Total Net Assets   the close of the reporting period.
Asset Class                                    Allocation Range       As of 12/31/08
-----------                                    ----------------   ---------------------      In equities, emerging market stocks
Asia ex-Japan Equity                                 0-14%                 6.52%          also aided absolute and relative
Domestic Equity Large Cap                            0-20                  8.89           performance, highlighted by PowerShares
Domestic Equity Small-Mid-Cap                        0-14                  6.61           FTSE RAFI Emerging Markets Portfolio.
Emerging Markets Equity Small-Mid-Cap                0-12                  5.73           Strong
Emerging Markets Fixed-Income                        0-20                  8.38
European Equity                                      0-16                  7.34
Foreign Equity Small-Mid-Cap                         0-16                  7.35
High Yield Fixed Income                              0-12                  5.63
Investment Grade Fixed-Income                       15-45                 31.73
Japanese Equity                                      0-16                  7.45
Money Market Funds Plus Other Assets Less
   Liabilities                                        n/a                  4.37

Total Net Assets           $537.2 thousand
=======================================================================================

AIM V.I. POWERSHARES ETF ALLOCATION FUND

performance resulted from a recovery in      The views and opinions expressed in          ment management career in 1996. Mr.
emerging equity markets that had become      management's discussion of Fund              Devine earned a B.A. in economics from
cheap following the steep declines seen      performance are those of Invesco Aim         Wake Forest University and an M.B.A. from
earlier in 2008.                             Advisors, Inc. These views and opinions      the University of Georgia.
                                             are subject to change at any time based on
   Fund performance weakness was found       factors such as market and economic          SCOTT HIXON
primarily in the U.S., where both            conditions. These views and opinions may
large-cap and small-cap issues struggled.    not be relied upon as investment advice or   Chartered Financial Analyst, portfolio
Power-Shares FTSE RAFI US 1000 and           recommendations, or as an offer for a        manger, is manager of AIM V.I.
Power-Shares FTSE RAFI US 1500 Small-Mid     particular security. The information is      Power-Shares ETF Allocation Fund. Mr.
Portfolio were the primary detractors. An    not a complete analysis of every aspect of   Hixon joined Invesco in 1994. He is
underweight position relative to our         any market, country, industry, security or   responsible for the fundamental research,
custom index did aid relative performance.   the Fund. Statements of fact are from        quantitative modeling and portfolio
                                             sources considered reliable, but Invesco     investment decisions for asset classes and
   Another detractor from Fund performance   Aim Advisors, Inc. makes no representation   currencies. Mr. Hixon began his investment
was high yield bonds, represented by         or warranty as to their completeness or      management career in 1992. He earned a
PowerShares High Yield Corporate Bond        accuracy. Although historical performance    B.B.A. in finance, graduating magna cum
Portfolio. High yield bonds posted           is no guarantee of future results, these     laude, from Georgia Southern University.
negative returns under the weight of the     insights may help you understand our         He earned an M.B.A. in Finance from
credit crisis with forced selling leading    investment management philosophy.            Georgia State University.
to further underperformance relative to
Treasuries.(4) Our overweight position       See important Fund and index disclosures     SCOTT WOLLE
versus our custom index detracted from       later in this report.
relative returns versus the custom index.                                                 Chartered Financial Analyst, portfolio
                                             MARK AHNRUD                                  manager, is manager of AIM V.I.
   From a tactical perspective, the Fund                                                  Power-Shares ETF Allocation Fund. Mr.
remained underweight riskier assets in       Chartered Financial Analyst, portfolio       Wolle joined Invesco in 1999. He is
favor of U.S. Treasuries, with the only      manager, is manager of AIM V.I.              responsible for the fundamental research,
exception being a modest overweight to       PowerShares ETF Allocation Fund. Mr.         quantitative modeling and portfolio
Asia ex-Japan, which we favored as we        Ahnrud joined Invesco in 2000. His           investment decisions for country
believe these economies may benefit from     responsibilities include fundamental         allocations and commodities. Mr. Wolle
improved market stability and eventual       research, quantitative modeling and          began his investment management career in
economic recovery.                           portfolio investment decisions for asset     1991. He earned a B.S. in finance from
                                             classes -- fixed-income market               Virginia Tech University, graduating magna
   Thank you for your investment in AIM      allocations. Mr. Ahnrud began his            cum laude. He earned an M.B.A. from the
V.I. PowerShares ETF Allocation Fund.        investment career in 1985. He earned a       Fuqua School of Business at Duke
                                             B.S. in finance and investments from         University where he earned the distinction
(1) U.S. Federal Reserve                     Babson College and an M.B.A. degree from     of Fuqua Scholar.
(2) Bureau of Economic Analysis              the Fuqua School of Business at Duke
(3) Bureau of Labor Statistics               University.                                  Assisted by Invesco Multiple Asset
(4) Lipper Inc.                                                                           Strategies Team
                                             CHRIS DEVINE

                                             Chartered Financial Analyst, portfolio
                                             manager, is manager of AIM V.I.
                                             PowerShares ETF Allocation Fund. Mr.
                                             Devine joined Invesco in 1998. He is
                                             responsible for portfolio construction,
                                             risk management, and trading. He began his
                                             invest-

YOUR FUND'S PERFORMANCE
==========================================
CUMULATIVE TOTAL RETURNS                     YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL    ANCE FIGURES GIVEN REPRESENT THE FUND AND
As of 12/31/08                               SHARES.                                      ARE NOT INTENDED TO REFLECT ACTUAL
                                                                                          VARIABLE PRODUCT VALUES. THEY DO NOT
SERIES I SHARES                                 THE NET ANNUAL FUND OPERATING EXPENSE     REFLECT SALES CHARGES, EXPENSES AND FEES
Inception (10/24/08)                12.78%   RATIO SET FORTH IN THE MOST RECENT FUND      ASSESSED IN CONNECTION WITH A VARIABLE
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT     PRODUCT. SALES CHARGES, EXPENSES AND FEES,
SERIES II SHARES                             FOR SERIES I AND SERIES II SHARES WAS        WHICH ARE DETERMINED BY THE VARIABLE
Inception (10/24/08)                12.56%   0.74% AND 0.99%, RESPECTIVELY.(1) THE        PRODUCT ISSUERS, WILL VARY AND WILL LOWER
==========================================   TOTAL ANNUAL FUND OPERATING EXPENSE RATIO    THE TOTAL RETURN.
                                             SET FORTH IN THE MOST RECENT FUND
THE PERFORMANCE OF THE FUND'S SERIES I AND   PROSPECTUS AS OF THE DATE OF THIS REPORT        THE MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARE CLASSES WILL DIFFER          FOR SERIES I AND SERIES II SHARES WAS        DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.   2.12% AND 2.37%, RESPECTIVELY. THE EXPENSE   PRODUCT CHARGES, IS AVAILABLE ON THE
                                             RATIOS PRESENTED ABOVE MAY VARY FROM THE     INVESCO AIM AUTOMATED INFORMATION LINE,
   THE PERFORMANCE DATA QUOTED REPRESENT     EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   866 702 4402. AS MENTIONED ABOVE, FOR THE
PAST PERFORMANCE AND CANNOT GUARANTEE        OF THIS REPORT THAT ARE BASED ON EXPENSES    MOST RECENT MONTH-END PERFORMANCE
COMPARABLE FUTURE RESULTS; CURRENT           INCURRED DURING THE PERIOD COVERED BY THIS   INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   REPORT.                                      CONTACT YOUR VARIABLE PRODUCT ISSUER OR
CONTACT YOUR VARIABLE PRODUCT ISSUER OR                                                   FINANCIAL ADVISOR.
FINANCIAL ADVISOR FOR THE MOST RECENT           AIM V.I. POWERSHARES ETF ALLOCATION
MONTH-END VARIABLE PRODUCT PERFORMANCE.      FUND, A SERIES PORTFOLIO OF AIM VARIABLE        HAD THE ADVISOR NOT WAIVED FEES AND/OR
PERFORMANCE FIGURES REFLECT FUND EXPENSES,   INSURANCE FUNDS, IS CURRENTLY OFFERED        REIMBURSED EXPENSES, PERFORMANCE WOULD
REINVESTED DISTRIBUTIONS AND CHANGES IN      THROUGH INSURANCE COMPANIES ISSUING          HAVE BEEN LOWER.
NET ASSET VALUE. INVESTMENT RETURN AND       VARIABLE PRODUCTS. YOU CANNOT PURCHASE
PRINCIPAL VALUE WILL FLUCTUATE SO THAT       SHARES OF THE FUND DIRECTLY. PERFORM-        (1) Total annual operating expenses less
                                                                                              any contractual fee waivers and/or
                                                                                              expense reimbursements by the advisor
                                                                                              in effect through at least April 30,
                                                                                              2010. See current prospectus for more
                                                                                              information

AIM V.I. POWERSHARES ETF ALLOCATION FUND

AIM V.I. POWERSHARES ETF ALLOCATION FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN CONSISTENT WITH A MODERATE LEVEL OF RISK RELATIVE TO
THE BROAD STOCK MARKET.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     reduction of the credit rating of the        bond prices generally fall as interest
                                             issuer's securities and may lead to the      rates rise and vice versa.
The Fund pursues its investment objectives   issuer's inability to honor its
by investing its assets primarily in         contractual obligations, including              The Fund may use enhanced investment
underlying PowerShares ETFs rather than      making timely payment of interest and        techniques such as leveraging and
investing directly in stocks, bonds, cash    principal.                                   derivatives. Leveraging entails risks such
or other investments. The Fund's                                                          as magnifying changes in the value of the
investment performance depends on the           Investing in developing countries can     portfolio's securities. Derivatives are
investment performance of the underlying     add additional risk, such as high rates of   subject to counterparty risk-the risk
PowerShares ETFs and other underlying        inflation or sharply devalued currencies     that the other party will not complete the
funds and securities in which it invests.    against the U.S. dollar. Transaction costs   transaction with the Fund.
An investment in the Fund, because it is a   are often higher, and there may be delays
fund of funds, is subject to the risks       in settlement procedures.                       A majority of the Fund's assets are
associated with investments in the                                                        likely to be invested in loans and
underlying funds in which the Fund              Government obligors in emerging market    securities that are less liquid than those
invests. The Fund will indirectly pay a      countries are among the world's largest      rated on national exchanges.
proportional share of the asset-based fees   debtors to commercial banks, other
of the underlying PowerShares ETFs in        governments, international financial            There is no guarantee that the
which the Fund invests. There is risk that   organizations and other financial            investment techniques and risk analysis
the advisor's evaluations and assumptions    institutions. Historically, certain          used by the Fund's portfolio managers will
regarding the Fund's asset classes may be    issuers of the government debt securities    produce the desired results.
out of favor and under perform other         have experienced substantial difficulties
segments; or that the Fund will vary from    in meeting their external debt                  Small- and mid-cap companies tend to be
the target asset class due to factors such   obligations, resulting in defaults on        more vulnerable to adverse developments
as market fluctuations. There can be no      certain obligations and the restructuring    and more volatile than larger companies.
assurance that the underlying PowerShares    of certain indebtedness.                     Investments in these sized companies may
ETFs and any other underlying funds will                                                  involve special risks, including those
achieve their investment objectives, and        Prices of equity securities change in     associated with dependence on a small
the performance of the underlying            response to many factors, including the      management group, little or no operating
PowerShares ETFs and any other underlying    historical and prospective earnings of the   history, little or no track record of
funds may be lower than that of the asset    issuer, the value of its assets, general     success, limited product lines, less
classes they represent. The underlying       economic conditions, interest rates,         publicly available information,
PowerShares ETFs and any other underlying    investor perceptions and market liquidity.   illiquidity, restricted resale or less
funds may change their investment                                                         frequent trading.
objectives or policies without the              Foreign securities have additional
approval of the Fund. If that were to        risks, including exchange rate changes,         The prices of securities held by the
occur, the Fund might be forced to           political and economic upheaval, relative    Fund may decline in response to market
withdraw its investments from an             lack of information, relatively low market   risks.
underlying PowerShares ETF and/or any        liquidity, and the potential lack of
other underlying funds at an unfavorable     strict financial and accounting controls        Nondiversification increases the risk
time. The advisor has the ability to         and standards.                               that the value of the Fund's shares may
select and substitute the underlying funds                                                vary more widely, and the Fund may be
in which the Fund invests and may be            High-coupon, U.S. government agency       subject to greater investment and credit
subject to potential conflicts of interest   mortgage-backed securities provide a         risk than if it invested more broadly.
in selecting underlying PowerShares ETFs     higher coupon than current prevailing
and other affiliated underlying funds        market interest rates, and the Fund may         The ability of an issuer of a floating
because the advisor and/or PowerShares may   purchase such securities at a premium. If    rate loan or debt security to repay
receive higher fees from certain             these securities experience a                principal prior to maturity can limit the
underlying PowerShares ETFs and other        faster-than-expected principal prepayment    potential for gains by the Fund.
affiliated underlying funds than others.     rate, both the market value and income
However, as a fiduciary of the Fund, the     from such securities will decrease.             Reinvestment risk is the risk that a
advisor is required to act in the Fund's                                                  bond's cash flows will be reinvested at an
best interest when selecting the                Lower rated securities may be more        interest rate below that of the original
underlying funds.                            susceptible to real or perceived adverse     bond.
                                             economic and competitive industry
   Credit risk is the risk of loss on an     conditions, and the secondary markets in        Sovereign debt securities are subject
investment due to the deterioration of an    which lower rated securities are traded      to the additional risk that-under some
issuer's financial health. Such a            may be less liquid than higher grade         political, diplomatic, social or economic
deterioration of financial health may        securities. The loans in which the Fund      circumstances-some developing countries
result in a                                  may invest are typically                     that issue lower quality debt securities
                                             noninvestment-grade and involve a greater    may be unable or unwilling to make
                                             risk of default on interest and principal    principal or interest payments as they
                                             payments and of price changes due to the     come due.
                                             changes in the credit quality of the
                                             issuer.                                         The Fund may invest in obligations
                                                                                          issued by agencies and instrumentalities
                                                Interest rate risk refers to the risk     of the U.S. government that may vary in
                                             that                                         the level of support they receive from the

AIM V.I. POWERSHARES ETF ALLOCATION FUND

U.S. government. The U.S. government may     OTHER INFORMATION
choose not to provide financial support to
U.S.-government-sponsored agencies or        The Chartered Financial
instrumentalities if it is not legally       Analyst--REGISTERED TRADEMARK--
obligated to do so. In this case, if the     (CFA--REGISTERED TRADEMARK--) designation
issuer defaulted, the underlying fund        is a globally recognized standard for
holding securities of such an issuer might   measuring the competence and integrity of
not be able to recover its investment from   investment professionals.
the U.S. government.
                                                The returns shown in management's
ABOUT INDEXES USED IN THIS REPORT            discussion of Fund performance are based
                                             on net asset values calculated for
The MSCI WORLD INDEX--SERVICE MARK-- is a    shareholder transactions. Generally
free float-adjusted market capitalization    accepted accounting principles require
index that is designed to measure global     adjustments to be made to the net assets
developed market equity performance.         of the Fund at period end for financial
                                             reporting purposes, and as such, the net
   The CUSTOM V.I. POWERSHARES ETF           asset values for shareholder transactions
ALLOCATION INDEX, created by Invesco Aim     and the returns based on those net asset
to serve as a benchmark for AIM V.I. Power   values may differ from the net asset
Shares ETF Allocation Fund, is composed of   values and returns reported in the
the following indexes: MSCI World (54%)      Financial Highlights. Additionally, the
and Barclays Capital U.S. Universal (46%).   returns and net asset values shown
The MSCI World Index is a free               throughout this report are at the Fund
float-adjusted market capitalization index   level only and do not include variable
that is designed to measure global           product issuer charges. If such charges
developed market equity performance. The     were included, the total returns would be
Barclays Capital U.S. Universal Index is     lower.
composed of the following Barclays Capital
indexes: U.S. Aggregate Index, U.S.
High-Yield Corporate, 144A, Eurodollar,
Emerging Markets and the non-ERISA portion
of CMBS.

   The LIPPER VUF GLOBAL CORE EQUITY INDEX
is an equally weighted representation of the largest variable insurance underlying funds in the Lipper Global Core Funds category. These funds typically invest at least 75% of their equity assets in companies both inside and outside of the U.S. Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three year sales-per-share growth value compared to the S&P/Citigroup
World BMI.

   The Fund is not managed to track the
performance of any particular index,
including the indexes defined here, and
consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

   A direct investment cannot be made in
an index. Unless otherwise indicated,
index results include reinvested
dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

SCHEDULE OF INVESTMENTS

December 31, 2008

SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS-(A)101.73%


                       % OF                                          UNREALIZED
                        NET      VALUE    PURCHASES    PROCEEDS     APPRECIATION      REALIZED    DIVIDEND    SHARES      VALUE
                      ASSETS   12/31/07    AT COST    FROM SALES   (DEPRECIATION)   GAIN (LOSS)    INCOME    12/31/08   12/31/08
--------------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY ETFS-15.50%

PowerShares FTSE
  RAFI US 1000
  Portfolio             8.89%     $--      $ 46,498    $      --       $ 1,256          $ --       $  429      1,400    $ 47,754
--------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI US 1500 Small
  Mid Portfolio         6.61%      --        33,669           --         1,836            --          166      1,103      35,505
================================================================================================================================
  Total Domestic
  Equity ETFs                      --        80,167           --         3,092            --          595                 83,259
================================================================================================================================


FIXED-INCOME ETFS-45.74%

PowerShares 1-30
  Laddered Treasury
  Portfolio            31.73%      --       157,059           --        13,407            --          620      5,506     170,466
--------------------------------------------------------------------------------------------------------------------------------
PowerShares Emerging
  Markets Sovereign
  Debt Portfolio        8.38%      --        42,291       (5,615)        7,785           563          476      2,240      45,024
--------------------------------------------------------------------------------------------------------------------------------
PowerShares High
  Yield Corporate
  Bond Portfolio        5.63%      --        29,239         (422)        1,459           (59)         480      1,885      30,217
================================================================================================================================
  Total Fixed-Income
  Funds                            --       228,589       (6,037)       22,651           504        1,576                245,707
================================================================================================================================


FOREIGN EQUITY ETFS-34.39%

iShares MSCI Japan
  Index Fund(b)         4.52%      --        21,788           --         2,519            --          175      2,532      24,307
--------------------------------------------------------------------------------------------------------------------------------
iShares S&P/TOPIX
  150 Index Fund(b)     2.93%      --        14,522         (182)        1,392            (7)         127        379      15,725
--------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Asia Pacific
  ex-Japan Portfolio    6.52%      --        31,962           --         3,053            --          421      1,223      35,015
--------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Developed
  Markets ex-US
  Small- Mid
  Portfolio             7.35%      --        36,169           --         3,311            --          177      2,806      39,480
--------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Emerging
  Markets Portfolio     5.73%      --        26,500           --         4,302            --          488      2,216      30,802
--------------------------------------------------------------------------------------------------------------------------------
PowerShares FTSE
  RAFI Europe
  Portfolio             7.34%      --        36,668           --         2,766            --          149      1,544      39,434
================================================================================================================================
  Total Foreign
  Equity ETFs                      --       167,609         (182)       17,343            (7)       1,537                184,763
================================================================================================================================


MONEY MARKET FUNDS-6.10%

Liquid Assets
  Portfolio-Institu-
  tional Class          3.05%      --       231,634     (215,257)           --            --           69     16,377      16,377
--------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-Institu-
  tional Class          3.05%      --       231,634     (215,257)           --            --           65     16,377      16,377
================================================================================================================================
  Total Money Market
  Funds                            --       463,268     (430,514)           --            --          134     32,754      32,754
================================================================================================================================
TOTAL INVESTMENTS IN
  AFFILIATED MUTUAL
  FUNDS (Cost
  $503,397)           101.73%     $--      $939,633    $(436,733)      $43,086          $497       $3,842               $546,483
================================================================================================================================
OTHER ASSETS LESS
  LIABILITIES          (1.73)%                                                                                            (9,316)
================================================================================================================================
NET ASSETS            100.00%                                                                                           $537,167
________________________________________________________________________________________________________________________________
================================================================================================================================




Investment Abbreviations:

ETF-Exchange-Traded Fund


Notes to Schedule of Investments:

(a) Unless otherwise indicated, each exchange-traded fund or mutual fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund's investment advisor.
(b)   Non-affiliate of the Fund or its investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. POWERSHARES ETF ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments -- non affiliates at value (Cost $36,121)               $ 40,032
----------------------------------------------------------------------------
Investments -- affiliates, at value (Cost $467,276)                  506,451
============================================================================
     Total investments (Cost $503,397)                               546,483
============================================================================
Receivables for:
  Fund shares sold                                                    10,560
----------------------------------------------------------------------------
  Dividends from affiliates                                               62
----------------------------------------------------------------------------
  Fund expenses absorbed                                              15,192
----------------------------------------------------------------------------
Investment for trustee deferred compensation                             288
----------------------------------------------------------------------------
Other assets                                                          11,903
============================================================================
     Total assets                                                    584,488
____________________________________________________________________________
============================================================================


LIABILITIES:

Payables for:
  Investments purchased -- affiliates                                  1,530
----------------------------------------------------------------------------
  Investments purchased -- non affiliates                             18,199
----------------------------------------------------------------------------
  Accrued fees to affiliates                                             163
----------------------------------------------------------------------------
  Accrued other operating expenses                                    27,141
----------------------------------------------------------------------------
Trustee deferred compensation                                            288
============================================================================
     Total liabilities                                                47,321
============================================================================
Net assets applicable to shares outstanding                         $537,167
____________________________________________________________________________
============================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $489,831
----------------------------------------------------------------------------
Undistributed net investment income                                    3,753
----------------------------------------------------------------------------
Undistributed net realized gain                                          497
----------------------------------------------------------------------------
Unrealized appreciation                                               43,086
============================================================================
                                                                    $537,167
____________________________________________________________________________
============================================================================



NET ASSETS:

Series I                                                            $141,050
____________________________________________________________________________
============================================================================
Series II                                                           $396,117
____________________________________________________________________________
============================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                                              12,724
____________________________________________________________________________
============================================================================
Series II                                                             35,793
____________________________________________________________________________
============================================================================
Series I:
  Net asset value per share                                         $  11.09
____________________________________________________________________________
============================================================================
Series II:
  Net asset value per share                                         $  11.07
____________________________________________________________________________
============================================================================




STATEMENT OF OPERATIONS

For the period October 24, 2008 (commencement date) through December 31, 2008




INVESTMENT INCOME:

Dividends -- non affiliates                                         $    308
----------------------------------------------------------------------------
Dividends -- affiliates                                                3,540
============================================================================
     Total investment income                                           3,848
============================================================================


EXPENSES:

Advisory fees                                                            437
----------------------------------------------------------------------------
Administrative services fees                                           9,467
----------------------------------------------------------------------------
Custodian fees                                                         1,484
----------------------------------------------------------------------------
Distribution fees -- Series II                                           101
----------------------------------------------------------------------------
Transfer agent fees                                                       32
----------------------------------------------------------------------------
Trustees' and officers' fees and benefits                              3,731
----------------------------------------------------------------------------
Reports to shareholders                                                5,670
----------------------------------------------------------------------------
Professional services fees                                            30,746
----------------------------------------------------------------------------
Other                                                                    144
============================================================================
     Total expenses                                                   51,812
============================================================================
Less: Fees waived and expenses reimbursed                            (51,597)
============================================================================
     Net expenses                                                        215
============================================================================
Net investment income                                                  3,633
============================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities -- non affiliates                                 (7)
----------------------------------------------------------------------------
  Investment securities -- affiliates                                    504
============================================================================
                                                                         497
============================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities -- non affiliates                              3,911
----------------------------------------------------------------------------
  Investment securities -- affiliates                                 39,175
============================================================================
                                                                      43,086
============================================================================
Net realized and unrealized gain                                      43,583
============================================================================
Net increase in net assets resulting from operations                $ 47,216
____________________________________________________________________________
============================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. POWERSHARES ETF ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period October 24, 2008 (commencement date) through December 31, 2008




OPERATIONS:

  Net investment income                                                               $  3,633
----------------------------------------------------------------------------------------------
  Net realized gain                                                                        497
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                                 43,086
==============================================================================================
     Net increase in net assets resulting from operations                               47,216
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                              (2,420)
----------------------------------------------------------------------------------------------
  Series II                                                                             (5,746)
==============================================================================================
     Total distributions from net investment income                                     (8,166)
==============================================================================================
Share transactions-net:
  Series I                                                                             127,430
----------------------------------------------------------------------------------------------
  Series II                                                                            370,687
==============================================================================================
     Net increase in net assets resulting from share transactions                      498,117
==============================================================================================
     Net increase in net assets                                                        537,167
==============================================================================================


NET ASSETS:

  Beginning of year                                                                         --
==============================================================================================
  End of year (includes undistributed net investment income of $3,753)                $537,167
______________________________________________________________________________________________
==============================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. POWERSHARES ETF ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. PowerShares ETF Allocation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.

  The Fund primarily invests in exchange-traded funds ("underlying funds") advised by Invesco PowerShares Capital Management LLC ("Invesco PowerShares"). The Fund may also invest in affiliated mutual funds advised by Invesco Aim Advisors (the "Advisor" or "Invesco Aim"); in unaffiliated mutual funds and exchange-traded funds and in other securities. Invesco Aim and Invesco PowerShares are affiliates of each other as they are indirect wholly owned subsidiaries of Invesco Ltd. ("Invesco"). Invesco Aim may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and the affiliated underlying funds are available upon request.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.


AIM V.I. POWERSHARES ETF ALLOCATION FUND

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with the Advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.67%
-------------------------------------------------------------------
Next $250 million                                            0.655%
-------------------------------------------------------------------
Next $500 million                                            0.64%
-------------------------------------------------------------------
Next $1.5 billion                                            0.625%
-------------------------------------------------------------------
Next $2.5 billion                                            0.61%
-------------------------------------------------------------------
Next $2.5 billion                                            0.595%
-------------------------------------------------------------------
Next $2.5 billion                                            0.58%
-------------------------------------------------------------------
Over $10 billion                                             0.565%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.18% and Series II shares to 0.43% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;

AIM V.I. POWERSHARES ETF ALLOCATION FUND

(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Also, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the period October 24, 2008 (commencement date) to December 31, 2008, the Advisor waived advisory fees of $437 and reimbursed Fund expenses of $51,160.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the period October 24, 2008 (commencement date) to December 31, 2008, Invesco Aim was paid $9,426 for accounting and fund administrative services and reimbursed $41 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the period October 24, 2008 (commencement date) to December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the period October 24, 2008 (commencement date) to December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.



  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                                                              INVESTMENTS IN
INPUT LEVEL                                                                     SECURITIES
--------------------------------------------------------------------------------------------
Level 1                                                                          $546,483
--------------------------------------------------------------------------------------------
Level 2                                                                                --
--------------------------------------------------------------------------------------------
Level 3                                                                                --
============================================================================================
                                                                                 $546,483
____________________________________________________________________________________________
============================================================================================





AIM V.I. POWERSHARES ETF ALLOCATION FUND

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the period October 24, 2008 (commencement date) to December 31, 2008, the Fund paid legal fees of $252 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE PERIOD OCTOBER 24, 2008 (COMMENCEMENT DATE) TO DECEMBER 31, 2008:

                                                                                        2008
---------------------------------------------------------------------------------------------
Ordinary income                                                                        $8,166
_____________________________________________________________________________________________
=============================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
----------------------------------------------------------------------------------------------
Undistributed ordinary income                                                         $  4,736
----------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                              43,020
----------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (420)
----------------------------------------------------------------------------------------------
Shares of beneficial interest                                                          489,831
==============================================================================================
Total net assets                                                                      $537,167
______________________________________________________________________________________________
==============================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period October 24, 2008 (commencement date) to December 31, 2008 was $476,365 and $6,218, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

        UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                            $43,020
---------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                               --
=============================================================================================
Net unrealized appreciation of investment securities                                  $43,020
_____________________________________________________________________________________________
=============================================================================================
Cost of investments for tax purposes is 503,463.




NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of cost incurred during the startup period of the Fund, on December 31, 2008, undistributed net investment income was increased by $8,286 and shares of beneficial interest decreased by $8,286. This reclassification had no effect on the net assets of the Fund.


AIM V.I. POWERSHARES ETF ALLOCATION FUND

NOTE 9--SHARE INFORMATION


                                                                               SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------
                                                                                    OCTOBER 24, 2008
                                                                                 (COMMENCEMENT DATE) TO
                                                                                  DECEMBER 31, 2008(a)
                                                                          -----------------------------------
                                                                          SHARES                  AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                                12,501                     $125,010
-------------------------------------------------------------------------------------------------------------
  Series II                                                               35,270                      365,022
=============================================================================================================
Issued as reinvestment of dividends:
  Series I                                                                   223                        2,420
-------------------------------------------------------------------------------------------------------------
  Series II                                                                  530                        5,746
=============================================================================================================
Reacquired:
  Series I                                                                    --                           --
-------------------------------------------------------------------------------------------------------------
  Series II                                                                   (7)                         (81)
=============================================================================================================
     Net increase in share activity                                       48,517                     $498,117
_____________________________________________________________________________________________________________
=============================================================================================================



(a) There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 46% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with this entity whereby this entity sells units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
       In addition, 52% of the outstanding shares of the Fund are owned by Invesco Aim or an investment advisor under common control of Invesco Aim.


AIM V.I. POWERSHARES ETF ALLOCATION FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                       NET GAINS
                            NET ASSET                ON SECURITIES                 DIVIDENDS
                              VALUE,        NET          (BOTH       TOTAL FROM    FROM NET     NET ASSET
                            BEGINNING   INVESTMENT    REALIZED AND   INVESTMENT   INVESTMENT   VALUE, END     TOTAL
                            OF PERIOD    INCOME(A)    UNREALIZED)    OPERATIONS     INCOME      OF PERIOD   RETURN(B)
---------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08(d)        $10.00       $0.11         $1.17          $1.28       $(0.19)      $11.09       12.88%
---------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08(d)         10.00        0.11          1.15           1.26        (0.19)       11.07       12.66
_____________________________________________________________________________________________________________________
=====================================================================================================================

                                                 RATIO OF          RATIO OF
                                                 EXPENSES          EXPENSES
                                              TO AVERAGE NET    TO AVERAGE NET   RATIO OF NET
                                               ASSETS WITH      ASSETS WITHOUT    INVESTMENT
                              NET ASSETS,      FEE WAIVERS       FEE WAIVERS        INCOME
                             END OF PERIOD   AND/OR EXPENSES   AND/OR EXPENSES    TO AVERAGE     PORTFOLIO
                            (000S OMITTED)       ABSORBED          ABSORBED       NET ASSETS    TURNOVER(C)
-----------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08(d)           $141              0.17%(e)         79.26%(e)        5.72%(e)        6%
-----------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08(d)            396              0.42(e)          79.51(e)         5.47(e)         6
___________________________________________________________________________________________________________
===========================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Commencement date of October 24, 2008.
(e) Ratios are annualized and based on average daily net assets (000's omitted) of $132 and $214 for Series I and Series II shares, respectively.


NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. POWERSHARES ETF ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and
Shareholders of AIM V.I. PowerShares ETF Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. PowerShares ETF Allocation Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008 and the results of its operations, the changes in its net assets and the financial highlights for the period October 24, 2008 (commencement date) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas




AIM V.I. POWERSHARES ETF ALLOCATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses of Series I and Series II shares in the below example are based on an investment of $1,000 invested on October 24, 2008 (the date the share classes commenced sales) and held through December 31, 2008. The hypothetical ending account value and expenses in the below example are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period July 1, 2008, through December 31, 2008.

  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund's total return.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during the period, (October 24, 2008, through December 31, 2008 for Series I and Series II shares). Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00      $1,127.80       $0.91       $1,024.28       $0.87        0.17%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00       1,125.56        2.24        1,023.03        2.14        0.42
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period October 24, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 69 (October 24, 2008, through December 31, 2008)/366 to reflect the most recent fiscal half year. Because Series I and Series II shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Series I and Series II shares of the Fund and other funds because such data is based on a full six month period.


AIM V.I. POWERSHARES ETF ALLOCATION FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Corporate Dividends Received Deduction*                     2.49%




     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.
DISTRIBUTION INFORMATION

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in December of 2008. Subsequently, certain of these estimates have been corrected. Listed below are the corrected sources of this distribution, determined in accordance with generally accepted accounting principles ("GAAP").

                                                               GAIN FROM SALE OF
                                                   NET INCOME      SECURITIES     RETURN OF PRINCIPAL  TOTAL DISTRIBUTION
-------------------------------------------------------------------------------------------------------------------------
12/16/08   Series I                                  $0.0874         $0.000             $0.1062              $0.1936
-------------------------------------------------------------------------------------------------------------------------
12/16/08   Series II                                 $0.0853         $0.000             $0.1063              $0.1916
_________________________________________________________________________________________________________________________
=========================================================================================================================




  Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. The tax treatment of distributions was set forth in a Form 1099-DIV for the 2008 calendar year. This information is being provided to comply with certain U.S. Securities and Exchange Commission requirements.


AIM V.I. POWERSHARES ETF ALLOCATION FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. POWERSHARES ETF ALLOCATION FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. POWERSHARES ETF ALLOCATION FUND

[INVESCO AIM LOGO]             AIM V.I. SMALL CAP EQUITY FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. SMALL CAP EQUITY FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                          We consider selling a stock when it no
                                                                                          longer meets our investment criteria.
For the year ended December 31, 2008, Series I shares of AIM V.I. Small Cap Equity Fund   For example:
had negative returns but, excluding variable product issuer charges, fared better than
the Fund's style-specific index, the Russell 2000 Index.(triangle) Performance versus     o  Our original investment thesis is not
the Russell 2000 Index was driven by better stock selection across sectors.                  valid because the fundamentals are no
                                                                                             longer intact.
   Excluding variable product issuer charges, the Fund's Series I shares also fared
better than the broad market, as measured by the S&P 500 Index.(triangle) Small-cap       o  The price target set at purchase is
stocks generally outperformed large-cap stocks in 2008(triangle); the S&P 500 Index is       exceeded.
heavily oriented to large-cap stocks.
                                                                                          o  The company's timeliness profile
   Your Fund's long-term performance appears later in this report.                           deteriorates.

FUND VS. INDEXES                                                                          MARKET CONDITIONS AND YOUR FUND

Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           Many factors contributed to sharp negative
If variable product issuer charges were included, returns would be lower.                 performance of most major market indexes
                                                                                          for the year ended December 31, 2008.(1)
Series I Shares                                                                 -31.31%   The chief catalyst was the ongoing
Series II Shares                                                                -31.40    subprime loan crisis and its far-reaching
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    effects on credit availability.
Russell 2000 Index(triangle) (Style-Specific Index)                             -33.79    Additionally, record-high crude oil
Lipper VUF Small-Cap Core Funds Index(triangle) (Peer Group Index)              -34.62    prices,(2) falling home values and the
                                                                                          weak U.S. dollar placed significant
(triangle) Lipper Inc.                                                                    pressure on the purchasing power of
=======================================================================================   consumers. Later in the year, consumer
                                                                                          confidence fell and market volatility
HOW WE INVEST                                o  Valuation analysis. Identifying           increased dramatically due to growing
                                                attractively valued stocks given          concerns of a global recession.
Our investment process seeks to identify        their growth potential over a one- to
attractively valued small-cap companies         two-year horizon.                            To facilitate the orderly functioning
with high growth potential, demonstrated                                                  of credit markets and possibly prevent a
by consistent and accelerating revenue and   o  Timeliness analysis. Identifying the      more severe economic downturn, in early
earnings growth.                                "timeliness" of a stock purchase. We      October Congress enacted a $700 billion
                                                review trading volume characteristics     rescue plan -- the Troubled Assets Relief
   We begin with a quantitative model           and trend analysis to make sure there     Program. In addition, the U.S. Federal
that ranks companies based on a set of          are no signs of stock deterioration.      Reserve, in concert with other central
fundamental, valuation and timeliness           This also serves as a risk management     banks, dramatically lowered short-term
factors. This proprietary model provides        measure that helps us confirm our         interest rate targets.
an objective approach to identifying new        high conviction candidates.
investment opportunities, as the highest                                                     In this environment, the Fund's
ranked stocks become the primary focus of       Portfolio construction plays an           Series I shares, excluding variable
our research efforts.                        important role in risk management. We        product issuer charges, had double-digit
                                             align the Fund with the S&P SmallCap 600     negative performance but fared better than
   Our stock selection process is based      Index, the benchmark we believe represents   the Russell 2000 Index. Performance was
on a rigorous three-step process that        the small-cap-growth asset class. We seek    driven primarily by stock selection in
includes fundamental, valuation and          to control risk by keeping the Fund's        several sectors, including industrials,
timeliness analysis:                         sector weightings in line with the           health care, consumer discretionary and
                                             benchmark by staying fully diversified in    materials.
o  Fundamental analysis. Building            all those sectors. We also seek to limit
   financial models and conducting           stock-specific risk by investing,
   in-depth interviews with company          typically, in 100-120 holdings.
   management.

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Industrials                          18.4%   1. Regional Banks                     8.1%    1. Alberto-Culver Co.                1.7%
Financials                           17.2    2. Trucking                           3.9     2. ViroPharma Inc.                   1.6
Information Technology               16.3    3. Environmental & Facilities                 3. Community Trust Bancorp, Inc.     1.5
Health Care                          14.5       Services                           3.8     4. KBW Inc.                          1.5
Consumer Discretionary               11.4    4. Health Care Equipment              3.3     5. Marten Transport, Ltd.            1.5
Consumer Staples                      5.6    5. Industrial Machinery               3.3     6. Capella Education Co.             1.5
Energy                                4.9    ==========================================    7. CACI International Inc.-Class A   1.5
Materials                             4.2                                                  8. Comtech Telecommunications Corp.  1.4
Telecommunication Services            2.7    ==========================================    9. TreeHouse Foods, Inc.             1.4
Utilities                             2.6    Total Net Assets           $157.9 million    10. ABM Industries Inc.               1.4
Money Market Funds Plus                      Total Number of Holdings*             102
   Other Assets Less Liabilities      2.2    ==========================================   ==========================================
==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

AIM V.I. SMALL CAP EQUITY FUND

   The Fund outperformed its                 the year. In addition, stock selection in                 JULIET ELLIS
style-specific index by the widest margin    the diversified financials and insurance                  Chartered Financial  Analyst,
in the industrials sector, largely due to    industries detracted from performance.         [ELLIS     senior portfolio  manager, is
stock selection in the transportation                                                        PHOTO]    lead manager  of AIM V.I.
industry. The top contributor to Fund           The energy sector also experienced                     Small Cap Equity Fund. Before
performance was ALLEGIANT TRAVEL, a          considerable volatility in 2008, and                      joining  Invesco Aim in 2004,
company that provides airline                detracted from Fund performance. After       Ms. Ellis served as senior portfolio
transportation from smaller cities to        rising early in the year, the price of oil   manager of two small-cap funds with more
tourist destinations. Other transportation   fell sharply due to weakening demand         than $2 billion in assets at another firm.
holdings that made positive contributions    caused by the global economic slowdown,      She began her investment career in 1981.
included truckload carriers MARTEN           negatively affecting many companies in the   She is a cum laude and Phi Beta Kappa
TRANSPORT and OLD DOMINION FREIGHT.          energy sector. Three of the Fund's top       graduate of Indiana University with a B.A.
                                             five detractors were energy holdings:        in economics and political science.
   Outperformance in the health care         NATCO GROUP, VENOCO and PARALLEL
sector was also due to stock selection.      PETROLEUM.                                                JUAN HARTSFIELD
Key contributors to Fund performance                                                      [HARTSFIELD  Chartered Financial  Analyst,
included home health care services              The Fund also underperformed in the          PHOTO]    portfolio manager, is manager
provider GENTIVA HEALTH SERVICES and         utilities sector, due to both stock                       of AIM V.I. Small Cap Equity
pharmaceutical manufacturer VIROPHARMA.      selection and an underweight position. Key   Fund. He began his investment career in
                                             detractors included ENERGEN and CASCAL       2000 as an equity analyst and later was
   The Fund also outperformed the            N.V.                                         named a portfolio manager. He joined
Russell 2000 Index in the consumer                                                        Invesco Aim in 2004. Mr. Hartsfield
discretionary sector, driven by stock           The most significant changes to           earned a B.S. in petroleum engineering
selection and an underweight position. The   overall positioning of the Fund included     from The Univer-sityof Texas at Austin and
Fund's underweight position was a benefit    reductions in the information technology     an M.B.A. from the University of Michigan.
during the year as many consumer             and materials sectors and additions in the
discretionary stocks were weak due to        financials, health care and utilities        Assisted by the Small Cap Core/Growth Team
significant reductions in consumer           sectors. All changes to the Fund were
spending. Specifically, the Fund avoided     based on our bottom-up stock selection
companies in the automobiles and             process of identifying high quality growth
components industry, many of which           companies trading at what we believe are
performed poorly.                            attractive valuations.

   Another area of strength for the Fund        We thank you for your commitment to
was the materials sector, where the Fund     AIM V.I. Small Cap Equity Fund.
benefited from solid stock selection. One
holding that made a key contribution to      (1) Lipper Inc.
Fund performance was salt producer COMPASS
MINERALS INTERNATIONAL.                      (2) Bloomberg L.P.

   Underperformance versus the Russell       The views and opinions expressed in
2000 Index was concentrated in four          management's discussion of Fund
sectors: financials, energy, information     performance are those of Invesco Aim
technology and utilities. The Fund           Advisors, Inc. These views and opinions
underperformed by the widest margin in the   are subject to change at any time based on
financials sector. The financials sector     factors such as market and economic
experienced significant volatility during    conditions. These views and opinions may
the year, as the credit crisis intensified   not be relied upon as investment advice or
and a liquidity crunch emerged.              recommendations, or as an offer for a
Underperformance in this sector was          particular security. The information is
driven largely by an underweight position    not a complete analysis of every aspect of
in the bank industry, as many small-cap      any market, country, industry, security or
bank stocks rallied late in                  the Fund. Statements of fact are from
                                             sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
                                             or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.

AIM V.I. SMALL CAP EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 FIGURES REFLECT FUND EXPENSES, REINVESTED    AND ARE NOT INTENDED TO REFLECT ACTUAL
As of 12/31/08                               DISTRIBUTIONS AND CHANGES IN NET ASSET       VARIABLE PRODUCT VALUES. THEY DO NOT
                                             VALUE. INVESTMENT RETURN AND PRINCIPAL       REFLECT SALES CHARGES, EXPENSES AND FEES
SERIES I SHARES                              VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    ASSESSED IN CONNECTION WITH A VARIABLE
Inception (8/29/03)                   2.53%  A GAIN OR LOSS WHEN YOU SELL SHARES.         PRODUCT. SALES CHARGES, EXPENSES AND FEES,
 5 Years                              0.07                                                WHICH ARE DETERMINED BY THE VARIABLE
 1 Year                             -31.31      THE TOTAL ANNUAL FUND OPERATING           PRODUCT ISSUERS, WILL VARY AND WILL LOWER
                                             EXPENSE RATIO SET FORTH IN THE MOST RECENT   THE TOTAL RETURN.
SERIES II SHARES                             FUND PROSPECTUS AS OF THE DATE OF THIS
Inception (8/29/03)                   2.32%  REPORT FOR SERIES I AND SERIES II SHARES        THE MOST RECENT MONTH-END PERFORMANCE
 5 Years                             -0.13   WAS 1.13% AND 1.38%, RESPECTIVELY. THE       DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
 1 Year                             -31.40   EXPENSE RATIOS PRESENTED ABOVE MAY VARY      PRODUCT CHARGES, IS AVAILABLE ON THE
==========================================   FROM THE EXPENSE RATIOS PRESENTED IN OTHER   INVESCO AIM AUTOMATED INFORMATION LINE,
                                             SECTIONS OF THIS REPORT THAT ARE BASED ON    866 702 4402. AS MENTIONED ABOVE, FOR THE
THE PERFORMANCE OF THE FUND'S SERIES I AND   EXPENSES INCURRED DURING THE PERIOD          MOST RECENT MONTH-END PERFORMANCE
SERIES II SHARE CLASSES WILL DIFFER          COVERED BY THIS REPORT.                      INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.                                                CONTACT YOUR VARIABLE PRODUCT ISSUER OR
                                                AIM V.I. SMALL CAP EQUITY FUND, A         FINANCIAL ADVISOR.
   THE PERFORMANCE DATA QUOTED REPRESENT     SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
PAST PERFORMANCE AND CANNOT GUARANTEE        FUNDS, IS CURRENTLY OFFERED THROUGH             HAD THE ADVISOR NOT WAIVED FEES AND/OR
COMPARABLE FUTURE RESULTS; CURRENT           INSURANCE COMPANIES ISSUING VARIABLE         REIMBURSED EXPENSES IN THE PAST,
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   PRODUCTS. YOU CANNOT PURCHASE SHARES OF      PERFORMANCE WOULD HAVE BEEN LOWER.
CONTACT YOUR VARIABLE PRODUCT ISSUER OR      THE FUND DIRECTLY. PERFORMANCE FIGURES
FINANCIAL ADVISOR FOR THE MOST RECENT        GIVEN REPRESENT THE FUND
MONTH-END VARIABLE PRODUCT PERFORMANCE.
PERFORMANCE

====================================================================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASSES SINCE INCEPTION

Fund data from 8/29/03, index data from 8/31/03

              AIM V.I.          AIM V.I.
              Small Cap        Small Cap                                                      Lipper VUF
            Equity Fund-      Equity Fund-                                                Small-Cap Core Funds
Date      Series I Shares   Series II Shares   S&P 500 Index(1)   Russell 2000 Index(1)         Index(1)
-------   ---------------   ----------------   ----------------   ---------------------   --------------------
8/29/03       $10000             $10000
   8/03        10000              10000              $10000              $10000                  $10000
   9/03         9830               9830                9894                9815                    9777
  10/03        10650              10650               10454               10640                   10478
  11/03        10990              10990               10545               11017                   10862
  12/03        11393              11387               11098               11241                   11196
   1/04        11713              11707               11302               11729                   11517
   2/04        11964              11958               11459               11834                   11707
   3/04        12074              12068               11286               11945                   11793
   4/04        11563              11548               11109               11336                   11334
   5/04        11694              11678               11261               11516                   11478
   6/04        12034              12018               11480               12001                   11916
   7/04        11183              11167               11100               11193                   11197
   8/04        10732              10717               11145               11135                   11091
   9/04        11163              11137               11265               11658                   11562
  10/04        11433              11418               11437               11888                   11742
  11/04        12224              12208               11900               12919                   12619
  12/04        12465              12439               12305               13301                   12956
   1/05        12065              12038               12005               12746                   12464
   2/05        12445              12419               12257               12962                   12785
   3/05        12185              12158               12041               12591                   12506
   4/05        11484              11458               11812               11870                   11845
   5/05        12205              12168               12188               12647                   12508
   6/05        12506              12469               12205               13135                   12887
   7/05        13066              13028               12659               13967                   13607
   8/05        12916              12879               12544               13708                   13398
   9/05        13105              13069               12645               13751                   13454
  10/05        12875              12829               12434               13324                   13006
  11/05        13565              13509               12904               13971                   13612
  12/05        13475              13429               12909               13907                   13533
   1/06        14506              14440               13251               15154                   14553
   2/06        14566              14501               13286               15112                   14479
   3/06        14976              14901               13452               15845                   15096
   4/06        15257              15181               13632               15843                   15164
   5/06        14925              14861               13240               14953                   14409
   6/06        14806              14730               13258               15049                   14359
   7/06        14406              14329               13340               14560                   13909
   8/06        14777              14689               13657               14991                   14195
   9/06        14917              14829               14008               15115                   14316
  10/06        15537              15439               14464               15986                   15019
  11/06        16028              15930               14739               16406                   15465
  12/06        15825              15728               14946               16461                   15508
   1/07        16054              15947               15172               16737                   15776
   2/07        16138              16030               14876               16604                   15737
   3/07        16252              16134               15042               16782                   15927
   4/07        16680              16561               15708               17083                   16284
   5/07        17389              17259               16256               17784                   16932
   6/07        17243              17102               15986               17523                   16721
   7/07        16325              16195               15491               16324                   15772
   8/07        16720              16581               15722               16694                   15965
   9/07        17200              17060               16310               16981                   16232
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                   [MOUNTAIN CHART]

  10/07        17637              17486               16569               17468                   16589
  11/07        16658              16507               15876               16214                   15474
  12/07        16645              16487               15766               16203                   15370
   1/08        15317              15170               14821               15098                   14451
   2/08        14963              14827               14340               14539                   14080
   3/08        15241              15096               14278               14600                   14044
   4/08        15948              15791               14973               15211                   14619
   5/08        16623              16456               15167               15910                   15266
   6/08        15873              15706               13889               14685                   14152
   7/08        16024              15857               13773               15228                   14354
   8/08        16399              16232               13972               15779                   14783
   9/08        15005              14840               12728               14521                   13537
  10/08        12219              12085               10591               11501                   10757
  11/08        11008              10885                9831               10140                    9540
  12/08        11428              11306                9934               10729                   10049
====================================================================================================================================

AIM V.I. SMALL CAP EQUITY FUND

AIM V.I. SMALL CAP EQUITY FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Since a large percentage of the Fund's       The S&P 500--REGISTERED TRADEMARK-- INDEX    The Chartered Financial
assets may be invested in securities of a    is a market capitalization-weighted index    Analyst--REGISTERED TRADEMARK--
limited number of companies, each            covering all major areas of the U.S.         (CFA--REGISTERED TRADEMARK--) designation
investment has a greater effect on the       economy. It is not the 500 largest           is a globally recognized standard for
Fund's overall performance, and any change   companies, but rather the most widely held   measuring the competence and integrity of
in the value of those securities could       500 companies chosen with respect to         investment professionals.
significantly affect the value of your       market size, liquidity, and their
investment in the Fund.                      industry.                                       The returns shown in management's
                                                                                          discussion of Fund performance are based
   The values of convertible securities in                                                on net asset values calculated for
which the Fund invests may be affected by       The RUSSELL 2000--REGISTERED              shareholder transactions. Generally
market interest rates, the risk that the     TRADEMARK-- INDEX measures the               accepted accounting principles require
issuer may default on interest or            performance of the 2,000 smallest            adjustments to be made to the net assets
principal payments, and the value of the     companies in the Russell 3000--REGISTERED    of the Fund at period end for financial
underlying common stock into which these     TRADEMARK-- Index, which represents          reporting purposes, and as such, the net
securities may be converted.                 approximately 8% of the total market         asset values for shareholder transactions
                                             capitalization of the Russell 3000 Index.    and the returns based on those net asset
   Prices of equity securities change in     The Russell 2000 Index and the Russell       values may differ from the net asset
response to many factors, including the      3000 Index are trademarks/service marks of   values and returns reported in the
historical and prospective earnings of the   the Frank Russell Company.                   Financial Highlights. Additionally, the
issuer, the value of its assets, general     Russell--REGISTERED TRADEMARK-- is a         returns and net asset values shown
economic conditions, interest rates,         trademark of the Frank Russell Company.      throughout this report are at the Fund
investor perceptions and market liquidity.                                                level only and do not include variable
                                                The LIPPER VUF SMALL-CAP CORE FUNDS       product issuer charges. If such charges
   Foreign securities have additional        INDEX is an equally weighted                 were included, the total returns would be
risks, including exchange rate changes,      representation of the largest variable       lower.
political and economic upheaval, relative    insurance underlying funds in the Lipper
lack of information, relatively low market   Small-Cap Core Funds category. These funds      Industry classifications used in this
liquidity, and the potential lack of         typically have an average                    report are generally according to the
strict financial and accounting controls     price-to-earnings ratio, price-to-book       Global Industry Classification Standard,
and standards.                               ratio and three-year sales-per-share         which was developed by and is the
                                             growth value compared to the S&P SmallCap    exclusive property and a service mark of
   There is no guarantee that the            600 Index.                                   MSCI Inc. and Standard & Poor's.
investment techniques and risk analysis
used by the Fund's portfolio managers will      The S&P SMALLCAP 600 INDEX is a
produce the desired results.                 market-value weighted index that consists
                                             of 600 small cap domestic stocks chosen
   The prices of securities held by the      for market size, liquidity, and industry
Fund may decline in response to market       group representation.
risks.
                                                The Fund is not managed to track the
   Investing in a fund that invests in       performance of any particular index,
smaller companies involves risks not         including the indexes defined here, and
associated with investing in more            consequently, the performance of the Fund
established companies, such as business      may deviate significantly from the
risk, stock price fluctuations and           performance of the indexes.
illiquidity.
                                                A direct investment cannot be made in
                                             an index. Unless otherwise indicated,
                                             index results include reinvested
                                             dividends, and they do not reflect sales
                                             charges. Performance of an index of funds
                                             reflects fund expenses; performance of a
                                             market index does not.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-97.84%

AEROSPACE & DEFENSE-3.07%

AAR Corp.(b)(c)                                          96,268    $  1,772,294
-------------------------------------------------------------------------------
Aerovironment Inc.(c)                                    42,102       1,549,775
-------------------------------------------------------------------------------
Curtiss-Wright Corp.                                     45,540       1,520,580
===============================================================================
                                                                      4,842,649
===============================================================================


AIRLINES-1.16%

Allegiant Travel Co.(b)(c)                               37,648       1,828,563
===============================================================================


APPAREL RETAIL-2.13%

Citi Trends Inc.(c)                                     127,921       1,882,997
-------------------------------------------------------------------------------
J. Crew Group, Inc.(b)(c)                               121,911       1,487,314
===============================================================================
                                                                      3,370,311
===============================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-1.56%

Carter's, Inc.(c)                                        74,912       1,442,805
-------------------------------------------------------------------------------
Volcom, Inc.(c)                                          93,362       1,017,646
===============================================================================
                                                                      2,460,451
===============================================================================


APPLICATION SOFTWARE-1.86%

Blackbaud, Inc.                                         106,750       1,441,125
-------------------------------------------------------------------------------
Parametric Technology Corp.(c)                          118,363       1,497,292
===============================================================================
                                                                      2,938,417
===============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.33%

Affiliated Managers Group, Inc.(c)                       22,927         961,100
-------------------------------------------------------------------------------
GAMCO Investors, Inc.-Class A                            41,443       1,132,223
===============================================================================
                                                                      2,093,323
===============================================================================


BIOTECHNOLOGY-0.37%

InterMune, Inc.(b)(c)                                    55,875         591,157
===============================================================================


COMMUNICATIONS EQUIPMENT-2.83%

Arris Group Inc.(c)                                     277,544       2,206,475
-------------------------------------------------------------------------------
Comtech Telecommunications Corp.(c)                      49,361       2,261,721
===============================================================================
                                                                      4,468,196
===============================================================================


CONSTRUCTION & ENGINEERING-1.22%

Northwest Pipe Co.(c)                                    45,367       1,933,088
===============================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.46%

Titan International, Inc.                                87,778         724,168
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-2.28%

CyberSource Corp.(c)                                    144,710       1,735,073
-------------------------------------------------------------------------------
Euronet Worldwide, Inc.(b)(c)                            76,116         883,707
-------------------------------------------------------------------------------
Wright Express Corp.(c)                                  77,504         976,550
===============================================================================
                                                                      3,595,330
===============================================================================


DIVERSIFIED CHEMICALS-0.92%

FMC Corp.                                                32,585       1,457,527
===============================================================================


DIVERSIFIED METALS & MINING-1.11%

Compass Minerals International, Inc.                     30,021       1,761,032
===============================================================================


DIVERSIFIED SUPPORT SERVICES-0.17%

EnerNOC, Inc.(b)(c)                                      36,286         269,968
===============================================================================


EDUCATION SERVICES-1.50%

Capella Education Co.(b)(c)                              40,234       2,364,150
===============================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-1.38%

Belden Inc.                                              68,932       1,439,300
-------------------------------------------------------------------------------
General Cable Corp.(c)                                   41,579         735,533
===============================================================================
                                                                      2,174,833
===============================================================================


ELECTRONIC EQUIPMENT & INSTRUMENTS-1.25%

OSI Systems, Inc.(c)                                     74,656       1,033,985
-------------------------------------------------------------------------------
Rofin-Sinar Technologies, Inc.(c)                        45,610         938,654
===============================================================================
                                                                      1,972,639
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-3.80%

ABM Industries Inc.                                     117,023       2,229,288
-------------------------------------------------------------------------------
Team, Inc.(c)                                            74,725       2,069,883
-------------------------------------------------------------------------------
Waste Connections, Inc.(c)                               53,878       1,700,928
===============================================================================
                                                                      6,000,099
===============================================================================


FOOD RETAIL-1.38%

Ruddick Corp.                                            78,637       2,174,313
===============================================================================


GAS UTILITIES-1.59%

Energen Corp.                                            32,599         956,128
-------------------------------------------------------------------------------
UGI Corp.                                                63,897       1,560,365
===============================================================================
                                                                      2,516,493
===============================================================================


GENERAL MERCHANDISE STORES-1.36%

Pantry, Inc. (The)(c)                                   100,159       2,148,411
===============================================================================


HEALTH CARE DISTRIBUTORS-0.95%

Owens & Minor, Inc.                                      40,036       1,507,355
===============================================================================


HEALTH CARE EQUIPMENT-3.31%

Cardiac Science Corp.(c)                                167,196       1,253,970
-------------------------------------------------------------------------------
Invacare Corp.(b)                                       137,672       2,136,669
-------------------------------------------------------------------------------
Quidel Corp.(c)                                         139,880       1,828,232
===============================================================================
                                                                      5,218,871
===============================================================================


HEALTH CARE FACILITIES-1.03%

Skilled Healthcare Group Inc.-Class A(c)                193,257       1,631,089
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. SMALL CAP EQUITY FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
HEALTH CARE SERVICES-1.32%

Gentiva Health Services, Inc.(c)                         70,986    $  2,077,050
===============================================================================


HEALTH CARE SUPPLIES-1.13%

Haemonetics Corp.(c)                                     31,608       1,785,852
===============================================================================


HEALTH CARE TECHNOLOGY-1.15%

Omnicell, Inc.(c)                                       148,117       1,808,509
===============================================================================


HOTELS, RESORTS & CRUISE LINES-0.19%

Red Lion Hotels Corp.(c)                                124,825         297,083
===============================================================================


HOUSEHOLD APPLIANCES-1.14%

Snap-on Inc.                                             45,623       1,796,634
===============================================================================


INDUSTRIAL MACHINERY-3.27%

Chart Industries, Inc.(c)                                61,727         656,158
-------------------------------------------------------------------------------
Kadant Inc.(c)                                          102,112       1,376,470
-------------------------------------------------------------------------------
RBC Bearings Inc.(c)                                     65,560       1,329,557
-------------------------------------------------------------------------------
Valmont Industries, Inc.                                 29,242       1,794,289
===============================================================================
                                                                      5,156,474
===============================================================================


INSURANCE BROKERS-1.21%

Arthur J. Gallagher & Co.                                73,913       1,915,086
===============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-2.72%

Alaska Communications Systems Group Inc.(b)             209,720       1,967,173
-------------------------------------------------------------------------------
Cincinnati Bell Inc.(c)                                 615,974       1,188,830
-------------------------------------------------------------------------------
NTELOS Holdings Corp.                                    46,115       1,137,196
===============================================================================
                                                                      4,293,199
===============================================================================


INTERNET SOFTWARE & SERVICES-2.54%

Ariba Inc.(c)                                           280,206       2,020,285
-------------------------------------------------------------------------------
Open Text Corp. (Canada)(b)(c)                           65,896       1,985,447
===============================================================================
                                                                      4,005,732
===============================================================================


INVESTMENT BANKING & BROKERAGE-1.50%

KBW Inc.(b)(c)                                          103,273       2,375,279
===============================================================================


IT CONSULTING & OTHER SERVICES-1.47%

CACI International Inc.-Class A(c)                       51,571       2,325,336
===============================================================================


LIFE SCIENCES TOOLS & SERVICES-2.46%

Bio-Rad Laboratories, Inc.-Class A(c)                    23,442       1,765,417
-------------------------------------------------------------------------------
Dionex Corp.(c)                                          26,766       1,200,455
-------------------------------------------------------------------------------
eResearch Technology, Inc.(c)                           139,581         925,422
===============================================================================
                                                                      3,891,294
===============================================================================


METAL & GLASS CONTAINERS-1.12%

AptarGroup, Inc.                                         50,007       1,762,247
===============================================================================


MOVIES & ENTERTAINMENT-1.12%

World Wrestling Entertainment, Inc.-Class A(b)          159,657       1,769,000
===============================================================================


MULTI-UTILITIES-0.73%

Avista Corp.                                             59,766       1,158,265
===============================================================================


OFFICE REIT'S-0.84%

Alexandria Real Estate Equities, Inc.                    21,924       1,322,894
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-2.51%

Complete Production Services, Inc.(c)                    89,566         729,963
-------------------------------------------------------------------------------
Lufkin Industries, Inc.                                  30,482       1,051,629
-------------------------------------------------------------------------------
NATCO Group Inc.-Class A(c)                              57,365         870,800
-------------------------------------------------------------------------------
Oceaneering International, Inc.(c)                       45,049       1,312,728
===============================================================================
                                                                      3,965,120
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-2.41%

Comstock Resources, Inc.(c)                              36,305       1,715,411
-------------------------------------------------------------------------------
Parallel Petroleum Corp.(c)                             160,187         321,976
-------------------------------------------------------------------------------
Penn Virginia Corp.                                      56,533       1,468,727
-------------------------------------------------------------------------------
Venoco Inc.(c)                                          109,187         295,897
===============================================================================
                                                                      3,802,011
===============================================================================


PACKAGED FOODS & MEATS-2.60%

Flowers Foods, Inc.                                      76,411       1,861,372
-------------------------------------------------------------------------------
TreeHouse Foods, Inc.(c)                                 82,361       2,243,514
===============================================================================
                                                                      4,104,886
===============================================================================


PERSONAL PRODUCTS-1.67%

Alberto-Culver Co.                                      107,284       2,629,531
===============================================================================


PHARMACEUTICALS-2.80%

ViroPharma Inc.(c)                                      188,199       2,450,351
-------------------------------------------------------------------------------
VIVUS, Inc.(b)(c)                                       370,279       1,969,884
===============================================================================
                                                                      4,420,235
===============================================================================


PROPERTY & CASUALTY INSURANCE-2.21%

Assured Guaranty Ltd.                                   120,439       1,373,005
-------------------------------------------------------------------------------
FPIC Insurance Group, Inc.(c)                            48,486       2,122,717
===============================================================================
                                                                      3,495,722
===============================================================================


REGIONAL BANKS-8.08%

BancFirst Corp.                                          30,958       1,638,297
-------------------------------------------------------------------------------
Commerce Bancshares, Inc.(b)                             43,328       1,904,266
-------------------------------------------------------------------------------
Community Trust Bancorp, Inc.                            64,991       2,388,419
-------------------------------------------------------------------------------
First Financial Bankshares, Inc.(b)                      39,879       2,201,720
-------------------------------------------------------------------------------
MB Financial, Inc.                                       64,113       1,791,958
-------------------------------------------------------------------------------
Texas Capital Bancshares, Inc.(c)                       101,643       1,357,951
-------------------------------------------------------------------------------
Whitney Holding Corp.                                    91,856       1,468,777
===============================================================================
                                                                     12,751,388
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. SMALL CAP EQUITY FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
RESTAURANTS-2.44%

DineEquity, Inc.                                         54,765    $    633,084
-------------------------------------------------------------------------------
Papa John's International, Inc.(c)                       76,532       1,410,485
-------------------------------------------------------------------------------
Sonic Corp.(c)                                          148,208       1,803,691
===============================================================================
                                                                      3,847,260
===============================================================================


SEMICONDUCTOR EQUIPMENT-1.91%

ATMI, Inc.(c)                                            94,818       1,463,042
-------------------------------------------------------------------------------
MKS Instruments, Inc.(c)                                104,492       1,545,436
===============================================================================
                                                                      3,008,478
===============================================================================


SEMICONDUCTORS-2.07%

Power Integrations, Inc.                                 72,633       1,443,944
-------------------------------------------------------------------------------
Semtech Corp.(c)                                        162,391       1,830,147
===============================================================================
                                                                      3,274,091
===============================================================================


SPECIALIZED REIT'S-2.00%

LaSalle Hotel Properties(b)                              61,648         681,211
-------------------------------------------------------------------------------
Senior Housing Properties Trust                          59,946       1,074,232
-------------------------------------------------------------------------------
Universal Health Realty Income Trust                     42,489       1,398,313
===============================================================================
                                                                      3,153,756
===============================================================================


SPECIALTY CHEMICALS-1.00%

Zep, Inc.                                                81,957       1,582,590
===============================================================================


TECHNOLOGY DISTRIBUTORS-0.10%

PC Mall, Inc.(c)                                         40,029         160,516
===============================================================================


TRUCKING-3.85%

Landstar System, Inc.                                    49,993       1,921,231
-------------------------------------------------------------------------------
Marten Transport, Ltd.(c)                               124,936       2,368,787
-------------------------------------------------------------------------------
Old Dominion Freight Line, Inc.(c)                       62,862       1,789,052
===============================================================================
                                                                      6,079,070
===============================================================================


WATER UTILITIES-0.26%

Cascal N.V. (United Kingdom)                            101,136         406,567
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $194,377,091)                                          154,463,588
===============================================================================



MONEY MARKET FUNDS-1.28%

Liquid Assets Portfolio-Institutional Class(d)        1,006,296       1,006,296
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)              1,006,297       1,006,297
===============================================================================
     Total Money Market Funds (Cost $2,012,593)                       2,012,593
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.12% (Cost $196,389,684)                                  156,476,181
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-10.72%

Liquid Assets Portfolio-Institutional Class (Cost
  $16,922,495)(d)(e)                                 16,922,495      16,922,495
===============================================================================
TOTAL INVESTMENTS-109.84% (Cost $213,312,179)                       173,398,676
===============================================================================
OTHER ASSETS LESS LIABILITIES-(9.84)%                               (15,531,338)
===============================================================================
NET ASSETS-100.00%                                                 $157,867,338
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

REIT  - Real Estate Investment Trust


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $194,377,091)*                          $154,463,588
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  18,935,088
======================================================
     Total investments (Cost
       $213,312,179)                       173,398,676
======================================================
Receivables for:
  Investments sold                             866,429
------------------------------------------------------
  Fund shares sold                             482,255
------------------------------------------------------
  Dividends                                    208,300
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             15,745
======================================================
     Total assets                          174,971,405
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                         7,842
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 16,922,495
------------------------------------------------------
  Accrued fees to affiliates                   103,125
------------------------------------------------------
  Accrued other operating expenses              48,290
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              22,315
======================================================
     Total liabilities                      17,104,067
======================================================
Net assets applicable to shares
  outstanding                             $157,867,338
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $215,678,589
------------------------------------------------------
Undistributed net investment income            261,903
------------------------------------------------------
Undistributed net realized gain (loss)     (18,159,651)
------------------------------------------------------
Unrealized appreciation (depreciation)     (39,913,503)
======================================================
                                          $157,867,338
______________________________________________________
======================================================



NET ASSETS:

Series I                                  $152,310,381
______________________________________________________
======================================================
Series II                                 $  5,556,957
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                    14,337,022
______________________________________________________
======================================================
Series II                                      528,941
______________________________________________________
======================================================
Series I:
  Net asset value per share               $      10.62
______________________________________________________
======================================================
Series II:
  Net asset value per share               $      10.51
______________________________________________________
======================================================



* At December 31, 2008, securities with an aggregate value of $16,703,939 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $2,546)                        $  1,783,068
------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $262,710)                          458,161
======================================================
     Total investment income                 2,241,229
======================================================


EXPENSES:

Advisory fees                                1,331,810
------------------------------------------------------
Administrative services fees                   496,916
------------------------------------------------------
Custodian fees                                  24,394
------------------------------------------------------
Distribution fees -- Series II                   4,532
------------------------------------------------------
Transfer agent fees                             15,021
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      20,625
------------------------------------------------------
Other                                           76,023
======================================================
     Total expenses                          1,969,321
======================================================
Less: Fees waived and expense offset
  arrangement(s)                                (9,899)
------------------------------------------------------
     Net expenses                            1,959,422
------------------------------------------------------
Net investment income                          281,807
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains from securities sold to
     affiliates of $1,100,712)             (17,937,668)
------------------------------------------------------
  Foreign currencies                                 5
======================================================
                                           (17,937,663)
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (52,374,291)
------------------------------------------------------
  Foreign currencies                                (8)
======================================================
                                           (52,374,299)
======================================================
Net realized and unrealized gain (loss)    (70,311,962)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(70,030,155)
______________________________________________________
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                               $    281,807    $    (91,276)
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (17,937,663)      4,840,940
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (52,374,299)       (528,972)
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (70,030,155)      4,220,692
=========================================================================================================
     Distributions to shareholders from net investment income -- Series 1             --          (69,477)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                       (660,008)     (4,648,828)
---------------------------------------------------------------------------------------------------------
  Series II                                                                       (21,507)           (761)
=========================================================================================================
     Total distributions from net realized gains                                 (681,515)     (4,649,589)
=========================================================================================================
Share transactions-net:
  Series I                                                                     53,423,230      75,616,355
---------------------------------------------------------------------------------------------------------
  Series II                                                                     6,837,898        (897,270)
=========================================================================================================
     Net increase in net assets resulting from share transactions              60,261,128      74,719,085
=========================================================================================================
     Net increase (decrease) in net assets                                    (10,450,542)     74,220,711
_________________________________________________________________________________________________________
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           168,317,880      94,097,169
=========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $261,903 and $(22,863), respectively)                                   $157,867,338    $168,317,880
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. SMALL CAP EQUITY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent

AIM V.I. SMALL CAP EQUITY FUND
of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.745%
-------------------------------------------------------------------
Next $250 million                                            0.73%
-------------------------------------------------------------------
Next $500 million                                            0.715%
-------------------------------------------------------------------
Next $1.5 billion                                            0.70%
-------------------------------------------------------------------
Next $2.5 billion                                            0.685%
-------------------------------------------------------------------
Next $2.5 billion                                            0.67%
-------------------------------------------------------------------
Next $2.5 billion                                            0.655%
-------------------------------------------------------------------
Over $10 billion                                             0.64%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $8,907.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $446,916 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the

AIM V.I. SMALL CAP EQUITY FUND
course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                  $173,398,676
--------------------------------------
Level 2                            --
--------------------------------------
Level 3                            --
======================================
                         $173,398,676
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $2,042,425 and securities sales of $4,052,754, which resulted in net realized gains of $1,100,712.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $992.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,511 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


AIM V.I. SMALL CAP EQUITY FUND

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                2008          2007
-----------------------------------------------------------------------------------------------------
Ordinary income                                                               $566,079     $1,375,449
-----------------------------------------------------------------------------------------------------
Long-term capital gain                                                         115,436      3,343,617
=====================================================================================================
Total distributions                                                           $681,515     $4,719,066
_____________________________________________________________________________________________________
=====================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    289,581
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (40,493,084)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (27,678)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (5,386,430)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (12,193,640)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        215,678,589
================================================================================================
Total net assets                                                                    $157,867,338
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                  $12,193,640
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $160,198,305 and $96,693,037, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 10,311,015
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (50,804,099)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(40,493,084)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $213,891,760.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proxy costs and distribution on December 31, 2008, undistributed net investment income was increased by $2,959, undistributed net realized gain
(loss) was increased by $3,255 and shares of beneficial interest decreased by $6,214. This reclassification had no effect on the net assets of the Fund.


AIM V.I. SMALL CAP EQUITY FUND

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    7,106,974     $ 99,325,405      5,013,005     $ 80,543,288
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     581,209        7,454,266          2,377           39,660
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       64,391          660,008        294,710        4,718,304
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       2,121           21,507             48              761
========================================================================================================================
Issued in connection with acquisition:(b)
  Series I                                                           --               --      1,275,124       20,411,826
------------------------------------------------------------------------------------------------------------------------
  Series II                                                          --               --         12,068          191,836
========================================================================================================================
Reacquired:
  Series I                                                   (3,672,675)     (46,562,183)    (1,881,501)     (30,057,063)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (56,485)        (637,875)       (68,936)      (1,129,527)
========================================================================================================================
Net increase in share activity                                4,025,535     $ 60,261,128      4,646,895     $ 74,719,085
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 84% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the open of business on May 1, 2007, the Fund acquired all the net assets of AIM V.I. Small Cap Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 13, 2006 and by the shareholders of AIM V.I. Small Cap Growth Fund on March 19, 2007. The acquisition was accomplished by a tax-free exchange of 1,287,192 shares of the Fund for 1,239,952 shares outstanding of AIM V.I. Small Cap Growth Fund as of the close of business on April 30, 2007. Each class of AIM V.I. Small Cap Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM V.I. Small Cap Growth Fund to the net asset value of the Fund on the close of business, April 30, 2007. AIM V.I. Small Cap Growth Fund's net assets as of the close of business on April 30, 2007 of $20,603,661 including $2,935,720 of unrealized appreciation were combined with the net assets of the Fund immediately before the acquisition of $103,924,887. The combined aggregate net assets of the Fund immediately following the reorganization were $124,528,548.


AIM V.I. SMALL CAP EQUITY FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                         NET GAINS
                                                          (LOSSES)
                                NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                                  VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET
                                BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                                OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $15.53     $ 0.02        $(4.88)      $(4.86)     $   --        $(0.05)        $(0.05)
Year ended 12/31/07                15.19      (0.01)         0.81         0.80       (0.01)        (0.45)         (0.46)
Year ended 12/31/06                13.46      (0.01)         2.37         2.36          --         (0.63)         (0.63)
Year ended 12/31/05                12.45      (0.06)         1.07         1.01          --            --             --
Year ended 12/31/04                11.38      (0.06)         1.13         1.07       (0.00)           --          (0.00)
--------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                15.39       0.00         (4.83)       (4.83)         --         (0.05)         (0.05)
Year ended 12/31/07                15.10      (0.05)         0.79         0.74          --         (0.45)         (0.45)
Year ended 12/31/06                13.41      (0.04)         2.36         2.32          --         (0.63)         (0.63)
Year ended 12/31/05                12.43      (0.08)         1.06         0.98          --            --             --
Year ended 12/31/04                11.38      (0.08)         1.13         1.05       (0.00)           --          (0.00)
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                                           RATIO OF          RATIO OF
                                                                           EXPENSES          EXPENSES     RATIO OF NET
                                                                          TO AVERAGE      TO AVERAGE NET   INVESTMENT
                                                                          NET ASSETS      ASSETS WITHOUT     INCOME
                                 NET ASSET               NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       (LOSS)
                                VALUE, END    TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE    PORTFOLIO
                                 OF PERIOD  RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVER(c)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08               $10.62      (31.31)%    $152,310           1.09%(d)          1.09%(d)        0.16%(d)      55%
Year ended 12/31/07                15.53        5.19       168,286           1.12              1.15           (0.07)         45
Year ended 12/31/06                15.19       17.44        93,243           1.15              1.33           (0.06)         52
Year ended 12/31/05                13.46        8.11        42,752           1.22              1.57           (0.44)         70
Year ended 12/31/04                12.45        9.41        25,964           1.30              2.01           (0.56)        156
-----------------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08                10.51      (31.40)        5,557           1.34(d)           1.34(d)        (0.09)(d)      55
Year ended 12/31/07                15.39        4.84            32           1.37              1.40           (0.32)         45
Year ended 12/31/06                15.10       17.20           854           1.40              1.58           (0.31)         52
Year ended 12/31/05                13.41        7.88           679           1.42              1.82           (0.64)         70
Year ended 12/31/04                12.43        9.23           622           1.45              2.26           (0.71)        156
___________________________________________________________________________________________________________________________________
===================================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $17,709,035 and sold of $19,432,514 in the effort to realign the Fund's portfolio holdings after the reorganization of AIM V.I. Small Cap Growth Fund into the Fund.
(d) Ratios are based on average daily net assets (000's omitted) of $176,954 and $1,813 for Series I and Series II shares, respectively.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. SMALL CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and
Shareholders of AIM V. I. Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas


AIM V.I. SMALL CAP EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $720.30        $4.71       $1,019.66       $5.53        1.09%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        720.20         5.79        1,018.40        6.80        1.34
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. SMALL CAP EQUITY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $115,436
     Corporate Dividends Received Deduction*                62.56%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. SMALL CAP EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. SMALL CAP EQUITY FUND

[INVESCO AIM LOGO]             AIM V.I. TECHNOLOGY FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                                [MOUNTAIN GRAPHIC]

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1, 2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. TECHNOLOGY FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       this goal by thoroughly understanding the
                                                                                          key business drivers of companies in which
The U.S. economy was negatively affected by a credit contraction and reduced business     we invest. The portfolio is constructed
and consumer spending in 2008. Information technology (IT) companies were not immune      with the goal of holding approximately
since the outlook for major financial companies, which are major purchasers of            40-60 individual stocks best suited to
technology equipment, deteriorated in 2008. As a result, the IT sector and Series I       capitalize on secular trends prevalent in
shares of AIM V.I. Technology Fund, excluding variable product issuer charges,            the IT sector.
underperformed the broad market, as measured by the S&P 500 Index, for the year ended
December 31, 2008.(triangle)                                                                 We may reduce or eliminate a stock
                                                                                          when:
   The Fund's Series I shares, excluding variable product issuer charges, also
under-performed the Fund's style-specific index, the S&P North American Technology        o  A stock's price reaches its valuation
Sector Index.(triangle) This was mainly due to stock selection within the Internet           target.
software and services industry, as well as stock selection and an underweight position
in the data processing and outsourced services industry. For the year, the Fund's         o  A company's fundamentals change or
Series I shares, excluding variable product issuer charges, held up better than the          deteriorate.
Fund's peer group, the Lipper VUF Science & Technology Funds Category
Average.(triangle)                                                                        o  It no longer meets our investment
                                                                                             criteria.
   Your Fund's long-term performance appears later in this report.
                                                                                          MARKET CONDITIONS AND YOUR FUND
FUND VS. INDEXES
                                                                                          Several factors contributed to the
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges.           negative performance of most major market
If variable product issuer charges were included, returns would be lower.                 indexes for the year ended December 31,

Series I Shares                                                                 -44.50%   2008.(1) The chief catalyst was the
Series II Shares                                                                -44.75    ongoing subprime loan crisis and its far
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    reaching effects on overall credit
S&P North American Technology Sector Index(triangle)* (Style-Specific Index)    -43.33    availability. Although inflation weighed
Lipper VUF Science & Technology Funds Category Average(triangle) (Peer Group)   -45.44    heavily on the minds of consumers and
                                                                                          investors in the first half of 2008,
(triangle) Lipper Inc.                                                                    falling home values and commodity prices
                                                                                          alleviated short-term inflationary
*  The style-specific index changed its name on 3/31/08, from the S&P GSTI Index to the   pressures beginning mid-year as
   S&P North American Technology Sector Index.                                            unemployment and global economic
=======================================================================================   instability took center stage.

HOW WE INVEST                                   We place great emphasis on companies         The U.S. Federal Reserve Board (the
                                             exhibiting high returns on invested          Fed) continued the monetary easing policy
We seek to grow capital by investing in      capital and generating free cash flow,       it began in 2007. Since December 2007, the
companies we believe are generating          metrics the team believes are good           Fed cut the federal funds target rate from
sustainable, superior earnings and cash      indicators of financial health and the       4.25% to a range of zero to 0.25%(2) in an
flow growth that is not fully reflected in   potential for growth. Also, we seek          effort to inject liquidity into weakening
investor expectations or equity              management teams that are good stewards of   credit markets. Real gross domestic
valuations. The Fund emphasizes companies    capital, which is evident in high quality    product contracted in the third and fourth
believed to have a strategic advantage       balance sheets and manageable debt levels.   quarters of 2008. This contraction was
over their competition in industries such    Only stocks that represent a proper risk     largely due to a decrease in personal
as hardware, software, medical technology,   and reward profile are chosen for            consumption and residential investment.
biotechnology, telecommunications            inclusion in the portfolio. Valuation also   Inflation, as measured by the
equipment and services, semiconductors and   plays a critical role in stock selection.    seasonally-adjusted Consumer Price Index,
service-related companies in the IT                                                       virtually ground to a halt following sharp
sector. We use a research oriented              Risk management plays an important role   declines in energy prices in the second
bottom-up investment approach focusing on    in portfolio construction, as our target     half of the year. However, unemployment
company fundamentals and growth prospects.   portfolio attempts to limit volatility and   trended higher
                                             downside risk. We seek to accomplish

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      Total Net Assets            $71.7 million
By sector
                                                                                          Total Number of Holdings*              61
Information Technology               89.7%    1. Cisco Systems, Inc.               4.3%   ==========================================
Telecommunication Services            4.0     2. Hewlett-Packard Co.               4.2
Financials                            1.3     3. Microsoft Corp.                   4.0    The Fund's holdings are subject to change,
Consumer Discretionary                1.3     4. McAfee Inc.                       3.8    and there is no assurance that the Fund
U.S. Treasury Bills, Money Market             5. Intel Corp.                       3.5    will continue to hold any particular
   Funds Plus Other Assets Less               6. Adobe Systems Inc.                3.3    security.
   Liabilities                        3.7     7. QUALCOMM Inc.                     3.2
                                              8. Google Inc.-Class A               2.9    *  Excluding money market fund holdings.
                                              9. NICE Systems Ltd.-ADR             2.7
                                             10. Cognizant Technology Solutions
                                                 Corp.-Class A                     2.7
==========================================   ==========================================

AIM V.I. TECHNOLOGY FUND

during the year and ultimately reached a        AT&T benefited from increases in their               WARREN TENNANT
seasonally adjusted rate of 7.2% in          wireless customer base from its exclusive               Chartered Financial Analyst,
December.(3)                                 rights to offer the Apple iPhone.            [TENNANT   portfolio manager, is lead
                                             Additionally, AT&T continued to expand its    PHOTO]    manager of AIM V.I. Technology
   Against this backdrop, consumer           fiber optic cable and high speed internet               Fund. Mr. Tennant joined
staples, health care and utilities were      network during the year, as well as                     Invesco Aim in 2000 and was
among the best performing sectors of the     participated in share buyback and cost       named a portfolio manager in 2007 before
S&P 500 Index. Conversely, financial         cutting initiatives. Adobe Systems, on the   becoming lead manager of the Fund in 2008.
services, materials and IT were the worst    other hand, suffered as a result of the      He earned both his B.B.A. in finance and
performing sectors.                          cyclical downturn in advertising during      his M.B.A. from The University of Texas at
                                             the year. A significant portion of their     Austin.
   On an absolute basis, holdings in         business comes from the advertising
integrated telecommunication services        industry, which has seen slowing demand in              BRIAN NELSON
contributed the most to Fund performance     the face of continued global economic                   Chartered Financial Analyst,
during the year, while holdings in           weakness. We continued to hold these          [NELSON   portfolio manager, is
communications equipment, semiconductors     stocks at the end of the year.                PHOTO]    co-manager of AIM V.I.
and Internet software and services were                                                              Technology Fund. He began his
the primary detractors from performance.        Changes in the Fund's holdings during                investment career in 1995 and
Other contributors to performance included   the year were partially the result of        joined Invesco Aim in 2004. Mr. Nelson
cash, Nasdaq 100 futures and a litigation    management changes with more emphasis        earned a B.A. from the University of
settlement. At times, the Fund held cash     being placed on risk and return analysis     California-Santa Barbara and is a member
in a defensive effort to avoid market        in an effort to limit volatility and         of the Security Analyst Society of San
volatility. Occasionally, this cash was      mitigate downside risk. Although we sought   Francisco. He joined the team on Jan. 23,
deployed quickly through the use of Nasdaq   to take advantage of extreme dislocations    2009, after the close of the reporting
futures, which are a derivative instrument   in valuation, the macroeconomic              period.
that allows an efficient way to gain broad   environment caused us to be cautious
exposure to the companies within the         during the year.                             Assisted by the Technology Team
Nasdaq 100 Index, providing predominately
technology sector exposure.                     As always, we thank you for your
                                             continued investment in AIM V.I.
   Relative to the S&P North American        Technology Fund.
Technology Sector Index, our security
selection in the systems software and home   (1) Lipper Inc.
entertainment software industries            (2) U.S. Federal Reserve
benefited Fund performance. Additionally,    (3) Bureau of Labor Statistics
our exposure to a private venture capital    (4) Bloomberg L.P.
firm not owned by the index contributed
positively to Fund performance. On the       The views and opinions expressed in
other hand, our security selection in the    management's discussion of Fund
Internet software and services industry,     performance are those of Invesco Aim
as well as our security selection and        Advisors, Inc. These views and opinions
underweight exposure to the data             are subject to change at any time based on
processing and outsourced services           factors such as market and economic
industry, detracted from relative            conditions. These views and opinions may
performance.                                 not be relied upon as investment advice or
                                             recommendations, or as an offer for a
   It is important to note that our          particular security. The information is
style-specific index, the S&P North          not a complete analysis of every aspect of
American Technology Sector Index, is a       any market, country, industry, security or
modified capitalization-weighted index.      the Fund. Statements of fact are from
This means it has extremely high weights     sources considered reliable, but Invesco
in large market capitalization holdings      Aim Advisors, Inc. makes no representation
such as MICROSOFT, International Business    or warranty as to their completeness or
Machines (not a Fund holding),               accuracy. Although historical performance
HEWLETT-PACKARD and INTEL.(4) In fact, the   is no guarantee of future results, these
top seven holdings have a weighting of       insights may help you understand our
roughly 7% each within the index.(4) By      investment management philosophy.
comparison, the Fund is allowed to own no
more than 5% in any single holding by        See important Fund and index disclosures
prospectus, meaning we will always be        later in this report.
underweight these large names.

   Top contributors to Fund performance
during the year included AT&T, MCAFEE and SOLERA HOLDINGS, while top detractors included ADOBE SYSTEMS, GOOGLE and APPLE.

AIM V.I. TECHNOLOGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a
effective than other types of charts in
illustrating

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    THE PERFORMANCE DATA QUOTED REPRESENT        AIM V.I. TECHNOLOGY FUND, A SERIES
As of 12/31/08                               PAST PERFORMANCE AND CANNOT GUARANTEE        PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
                                             COMPARABLE FUTURE RESULTS; CURRENT           IS CURRENTLY OFFERED THROUGH INSURANCE
SERIES I SHARES                              PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   COMPANIES ISSUING VARIABLE PRODUCTS. YOU
Inception (5/20/97)                 -1.44%   CONTACT YOUR VARIABLE PRODUCT ISSUER OR      CANNOT PURCHASE SHARES OF THE FUND
10 Years                            -5.21    FINANCIAL ADVISOR FOR THE MOST RECENT        DIRECTLY. PERFORMANCE FIGURES GIVEN
 5 Years                            -6.73    MONTH-END VARIABLE PRODUCT PERFORMANCE.      REPRESENT THE FUND AND ARE NOT INTENDED TO
 1 Year                            -44.50    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   REFLECT ACTUAL VARIABLE PRODUCT VALUES.
                                             REINVESTED DISTRIBUTIONS AND CHANGES IN      THEY DO NOT REFLECT SALES CHARGES,
SERIES II SHARES                             NET ASSET VALUE. INVESTMENT RETURN AND       EXPENSES AND FEES ASSESSED IN CONNECTION
10 Years                            -5.47    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   WITH A VARIABLE PRODUCT. SALES CHARGES,
 5 Years                            -7.01    MAY HAVE A GAIN OR LOSS WHEN YOU SELL        EXPENSES AND FEES, WHICH ARE DETERMINED BY
 1 Year                            -44.75    SHARES.                                      THE VARIABLE PRODUCT ISSUERS, WILL VARY
==========================================                                                AND WILL LOWER THE TOTAL RETURN.
                                                THE TOTAL ANNUAL FUND OPERATING EXPENSE
SERIES II SHARES' INCEPTION DATE IS APRIL    RATIO SET FORTH IN THE MOST RECENT FUND         THE MOST RECENT MONTH-END PERFORMANCE
30, 2004. RETURNS SINCE THAT DATE ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
HISTORICAL. ALL OTHER RETURNS ARE THE        FOR SERIES I AND SERIES II SHARES WAS        PRODUCT CHARGES, IS AVAILABLE ON THE
BLENDED RETURNS OF THE HISTORICAL            1.11% AND 1.36%, RESPECTIVELY. THE EXPENSE   INVESCO AIM AUTOMATED INFORMATION LINE,
PERFORMANCE OF SERIES II SHARES SINCE        RATIOS PRESENTED ABOVE MAY VARY FROM THE     866 702 4402. AS MENTIONED ABOVE, FOR THE
THEIR INCEPTION AND THE RESTATED             EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   MOST RECENT MONTH-END PERFORMANCE
HISTORICAL PERFORMANCE OF SERIES I SHARES    OF THIS REPORT THAT ARE BASED ON EXPENSES    INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    INCURRED DURING THE PERIOD COVERED BY THIS   CONTACT YOUR VARIABLE PRODUCT ISSUER OR
II SHARES) ADJUSTED TO REFLECT THE RULE      REPORT.                                      FINANCIAL ADVISOR.
12B-1 FEES APPLICABLE TO SERIES II SHARES.
THE INCEPTION DATE OF SERIES I SHARES IS
MAY 20, 1997.

   THE PERFORMANCE OF THE FUND'S SERIES I
AND SERIES II SHARE CLASSES WILL DIFFER
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================
                                    [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Fund data from 5/20/97, index data from 5/31/97

                                                               Lipper VUF
                                            S&P North           Science &
              AIM V.I.                       American       Technology Funds
          Technology Fund-    S&P 500   Technology Sector       Category
  Date     Series I Shares   Index(1)        Index(1)          Average(1)
-------   ----------------   --------   -----------------   ----------------
5/20/97        $10000
   5/97         10000         $10000          $10000             $10000
   6/97         10000          10445           10129              10114
   7/97         11870          11275           11942              11395
   8/97         11970          10644           11666              11484
   9/97         12510          11227           12017              12019
  10/97         11799          10852           10983              11098
  11/97         11699          11354           11162              11072
  12/97         11479          11549           10630              10740
   1/98         11529          11677           11182              10883
   2/98         12569          12518           12396              12243
   3/98         13059          13159           12598              12455
   4/98         13300          13294           13312              12988
   5/98         12590          13066           12403              12213
   6/98         13680          13596           13481              12964
   7/98         12650          13452           13778              12533
   8/98         10299          11509           11283               9909
   9/98         11100          12247           12889              10954
  10/98         11569          13241           13837              11913
  11/98         12450          14043           15449              13135
  12/98         14429          14852           17981              15256
   1/99         16865          15473           20870              16837
   2/99         15165          14992           18365              15377
   3/99         17600          15592           19935              17009
   4/99         18104          16196           20563              17354
   5/99         17953          15813           20339              17527
   6/99         20499          16689           22732              19427
   7/99         20198          16170           22513              19371
   8/99         21747          16090           23685              20066
   9/99         22421          15649           23922              20560
  10/99         25733          16639           24769              22530
  11/99         30120          16977           28231              25594
  12/99         37367          17976           33962              30812
   1/00         37337          17073           31864              29888
   2/00         49796          16750           37645              36535
   3/00         47087          18388           39336              35822
   4/00         41804          17835           35906              32799
   5/00         37043          17469           31950              29575
   6/00         43214          17899           35881              32574
   7/00         41382          17620           34207              31157
   8/00         48317          18713           38656              35385
   9/00         44998          17726           32395              31641
  10/00         40669          17650           29948              29088
  11/00         28387          16260           23089              22569
  12/00         28620          16340           21110              22705
   1/01         30990          16919           24573              24948
   2/01         21256          15377           17761              18831
   3/01         16807          14404           15294              16268
   4/01         21225          15522           18213              19401
   5/01         19793          15626           17487              18582
   6/01         19419          15246           17534              18168
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                    [MOUNTAIN CHART]

   7/01         17906          15096           16285              16758
   8/01         15182          14152           14165              14628
   9/01         11227          13009           11299              11697
  10/01         13235          13257           13113              13460
  11/01         15555          14274           15348              15422
  12/01         15505          14399           15077              15496
   1/02         15454          14189           15061              15232
   2/02         13083          13916           13049              13273
   3/02         14536          14439           13978              14455
   4/02         12618          13564           12265              12628
   5/02         11922          13464           11765              11982
   6/02         10207          12506           10102              10457
   7/02          8997          11531            9079               9324
   8/02          8614          11607            8962               9124
   9/02          7161          10346            7363               7788
  10/02          8261          11256            8971               9107
  11/02          9552          11918           10541              10511
  12/02          8240          11218            9005               9164
   1/03          8221          10925            8925               9092
   2/03          8322          10761            9062               9119
   3/03          8150          10865            8960               9094
   4/03          8917          11759            9894               9977
   5/03          9926          12378           10999              11106
   6/03          9824          12536           10971              11163
   7/03         10258          12758           11601              11723
   8/03         11074          13006           12403              12524
   9/03         10661          12868           12221              12173
  10/03         11862          13596           13415              13333
  11/03         12074          13715           13674              13497
  12/03         11972          14434           13884              13638
   1/04         12447          14699           14537              14292
   2/04         12235          14903           14125              14068
   3/04         11912          14678           13735              13816
   4/04         11185          14448           12935              12928
   5/04         11720          14646           13652              13559
   6/04         11922          14931           13988              13799
   7/04         10721          14437           12662              12365
   8/04         10328          14495           12031              11823
   9/04         10812          14652           12448              12352
  10/04         11518          14875           13108              13076
  11/04         12173          15477           13848              13822
  12/04         12526          16004           14289              14274
   1/05         11820          15614           13344              13369
   2/05         11891          15942           13370              13349
   3/05         11517          15660           13045              12997
   4/05         11023          15363           12378              12507
   5/05         11961          15851           13503              13636
   6/05         11739          15874           13241              13471
   7/05         12314          16464           14134              14254
   8/05         12194          16314           14025              14157
   9/05         12335          16446           14169              14501
  10/05         12113          16172           13918              14273
  11/05         12869          16783           14848              15064
  12/05         12798          16789           14578              15079
   1/06         13575          17233           15119              15984
   2/06         13443          17280           14886              15744
   3/06         13918          17495           15221              16172
   4/06         14110          17730           15122              16161
   5/06         12920          17220           14011              14913
   6/06         12759          17243           13818              14670
   7/06         12164          17349           13227              13994
   8/06         12860          17762           14262              14869
   9/06         13545          18219           14834              15358
  10/06         13777          18812           15428              15785
  11/06         14281          19170           15986              16492
  12/06         14140          19438           15887              16372
   1/07         14221          19732           16146              16689
====================================================================================================================================

====================================================================================================================================
                                    [MOUNTAIN CHART]

   2/07         14100          19347           15816              16547
   3/07         14029          19563           15888              16642
   4/07         14443          20430           16684              17164
   5/07         14907          21142           17402              17995
   6/07         15099          20791           17540              18232
   7/07         15039          20147           17417              18139
   8/07         15523          20448           17921              18484
   9/07         16259          21212           18664              19469
  10/07         17005          21550           19912              20752
  11/07         15340          20649           18351              19235
  12/07         15230          20506           18578              19306
   1/08         13334          19276           16226              16719
   2/08         12839          18650           15671              16199
   3/08         12677          18569           15814              16083
   4/08         13715          19474           16964              17382
   5/08         14684          19726           18038              18387
   6/08         13372          18064           16320              16550
   7/08         12999          17913           16210              16226
   8/08         13383          18172           16561              16547
   9/08         11375          16554           14275              14022
  10/08          9308          13774           11656              11363
  11/08          8230          12786           10346              10221
  12/08          8452          12921           10528              10534
====================================================================================================================================

AIM V.I. TECHNOLOGY FUND

AIM V.I. TECHNOLOGY FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Since a large percentage of the Fund's       The S&P 500--REGISTERED TRADEMARK-- INDEX    The Chartered Financial
assets may be invested in securities of a    is a market capitalization-weighted index    Analyst--REGISTERED TRADEMARK--
limited number of companies, each            covering all major areas of the U.S.         (CFA--REGISTERED TRADEMARK--) designation
investment has a greater effect on the       economy. It is not the 500 largest           is a globally recognized standard for
Fund's overall performance, and any change   companies, but rather the most widely held   measuring the competence and integrity of
in the value of those securities could       500 companies chosen with respect to         investment professionals.
significantly affect the value of your       market size, liquidity, and their
investment in the Fund.                      industry.                                       The returns shown in management's
                                                                                          discussion of Fund performance are based
   Prices of equity securities change in        The S&P NORTH AMERICAN TECHNOLOGY         on net asset values calculated for
response to many factors, including the      SECTOR INDEX is a modified                   shareholder transactions. Generally
historical and prospective earnings of the   capitalization-weighted index composed of    accepted accounting principles require
issuer, the value of its assets, general     companies involved in the technology         adjustments to be made to the net assets
economic conditions, interest rates,         industry.                                    of the Fund at period end for financial
investor perceptions and market liquidity.                                                reporting purposes, and as such, the net
                                                The LIPPER VUF SCIENCE & TECHNOLOGY       asset values for shareholder transactions
   Foreign securities have additional        FUNDS CATEGORY AVERAGE represents an         and the returns based on those net asset
risks, including exchange rate changes,      average of all of the variable insurance     values may differ from the net asset
political and economic upheaval, relative    underlying funds in the Lipper Science &     values and returns reported in the
lack of information, relatively low market   Technology Funds category. These funds       Financial Highlights. Additionally, the
liquidity, and the potential lack of         invest at least 65% of their portfolios in   returns and net asset values shown
strict financial and accounting controls     science and technology stocks.               throughout this report are at the Fund
and standards.                                                                            level only and do not include variable
                                                The NASDAQ 100 INDEX includes 100 of      product issuer charges. If such charges
   There is no guarantee that the            the largest domestic and international       were included, the total returns would be
investment techniques and risk analysis      non-financial securities listed on the       lower.
used by the Fund's portfolio managers will   Nasdaq Stock Market based on market
produce the desired results.                 capitalization.                                 Industry classifications used in this
                                                                                          report are generally according to the
   The prices of securities held by the         The Fund is not managed to track the      Global Industry Classification Standard,
Fund may decline in response to market       performance of any particular index,         which was developed by and is the
risks.                                       including the indexes defined here, and      exclusive property and a service mark of
                                             consequently, the performance of the Fund    MSCI Inc. and Standard & Poor's.
   The Fund's investments are concentrated   may deviate significantly from the
in a comparatively narrow segment of the     performance of the indexes.
economy. Consequently, the Fund may tend
to be more volatile than other mutual           A direct investment cannot be made in
funds, and the value of the Fund's           an index. Unless otherwise indicated,
investments may tend to rise and fall more   index results include reinvested
rapidly.                                     dividends, and they do not reflect sales
                                             charges. Performance of an index of funds
   Many of the products and services         reflects fund expenses; performance of a
offered in technology-related industries     market index does not.
are subject to rapid obsolescence, which
may lower the value of securities of
companies in this sector.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008





                                                        SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-96.31%

ADVERTISING-0.64%

Focus Media Holding Ltd.-ADR (China)(b)(c)                50,134    $    455,718
================================================================================


APPLICATION SOFTWARE-9.24%

Adobe Systems Inc.(c)                                    109,956       2,340,963
--------------------------------------------------------------------------------
Amdocs Ltd.(c)                                            87,461       1,599,662
--------------------------------------------------------------------------------
ANSYS, Inc.(b)(c)                                         27,009         753,281
--------------------------------------------------------------------------------
Nuance Communications, Inc.(b)(c)                         85,684         887,686
--------------------------------------------------------------------------------
Salesforce.com, Inc.(b)(c)                                 7,200         230,472
--------------------------------------------------------------------------------
Solera Holdings Inc.(b)(c)                                33,700         812,170
================================================================================
                                                                       6,624,234
================================================================================


COMMUNICATIONS EQUIPMENT-18.36%

Brocade Communications Systems, Inc.(b)(c)                93,241         261,075
--------------------------------------------------------------------------------
Cisco Systems, Inc.(c)                                   190,361       3,102,884
--------------------------------------------------------------------------------
CommScope, Inc.(b)(c)                                     53,550         832,167
--------------------------------------------------------------------------------
Harris Corp.                                              36,201       1,377,448
--------------------------------------------------------------------------------
Juniper Networks, Inc.(c)                                 51,100         894,761
--------------------------------------------------------------------------------
NICE Systems Ltd.-ADR (Israel)(c)                         86,862       1,951,789
--------------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)(b)                                83,896       1,308,777
--------------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(b)(c)                       2,727             709
--------------------------------------------------------------------------------
Polycom, Inc.(b)(c)                                       42,966         580,471
--------------------------------------------------------------------------------
QUALCOMM Inc.(b)                                          64,596       2,314,475
--------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(b)(c)                    13,184         535,007
================================================================================
                                                                      13,159,563
================================================================================


COMPUTER HARDWARE-8.72%

Apple Inc.(b)(c)                                          22,568       1,926,179
--------------------------------------------------------------------------------
Dell Inc.(b)(c)                                           68,746         703,959
--------------------------------------------------------------------------------
Hewlett-Packard Co.(b)                                    83,180       3,018,602
--------------------------------------------------------------------------------
Teradata Corp.(c)                                         40,605         602,172
================================================================================
                                                                       6,250,912
================================================================================


COMPUTER STORAGE & PERIPHERALS-3.49%

EMC Corp.(b)(c)                                          171,911       1,799,908
--------------------------------------------------------------------------------
NetApp, Inc.(a)(b)(c)                                     38,875         543,084
--------------------------------------------------------------------------------
Seagate Technology                                        34,867         154,461
================================================================================
                                                                       2,497,453
================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.26%

Alliance Data Systems Corp.(b)(c)                         15,117         703,394
--------------------------------------------------------------------------------
VeriFone Holdings, Inc.(b)(c)                             40,000         196,000
================================================================================
                                                                         899,394
================================================================================


ELECTRONIC COMPONENTS-2.79%

Amphenol Corp.-Class A(b)                                 41,833       1,003,155
--------------------------------------------------------------------------------
Dolby Laboratories Inc.-Class A(b)(c)                     30,375         995,085
================================================================================
                                                                       1,998,240
================================================================================


HOME ENTERTAINMENT SOFTWARE-2.71%

Activision Blizzard, Inc.(c)                             122,619       1,059,428
--------------------------------------------------------------------------------
Nintendo Co., Ltd. (Japan)                                 2,300         882,918
================================================================================
                                                                       1,942,346
================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-1.59%

AT&T Inc.(b)                                              40,000       1,140,000
================================================================================


INTERNET RETAIL-0.64%

Amazon.com, Inc.(b)(c)                                     8,887         455,726
================================================================================


INTERNET SOFTWARE & SERVICES-9.38%

Ariba Inc.(b)(c)                                         117,200         845,012
--------------------------------------------------------------------------------
DivX, Inc.(b)(c)                                         105,479         551,655
--------------------------------------------------------------------------------
eBay Inc.(c)                                              75,273       1,050,811
--------------------------------------------------------------------------------
Equinix, Inc.(b)(c)                                       22,989       1,222,785
--------------------------------------------------------------------------------
Google Inc.-Class A(b)(c)                                  6,700       2,061,255
--------------------------------------------------------------------------------
Omniture, Inc.(b)(c)                                      38,049         404,841
--------------------------------------------------------------------------------
Yahoo! Inc.(c)                                            48,213         588,199
================================================================================
                                                                       6,724,558
================================================================================


IT CONSULTING & OTHER SERVICES-2.71%

Cognizant Technology Solutions Corp.-Class A(c)          107,729       1,945,586
================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.35%

BlueStream Ventures L.P. (Acquired 08/03/00-
  06/13/08; Cost $3,149,655)(d)(e)                            --         966,804
================================================================================


SEMICONDUCTOR EQUIPMENT-4.11%

Applied Materials, Inc.(b)                                84,720         858,214
--------------------------------------------------------------------------------
ASML Holding N.V.-New York Shares (Netherlands)(b)        55,400       1,001,078
--------------------------------------------------------------------------------
MEMC Electronic Materials, Inc.(b)(c)                     34,569         493,645
--------------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(b)(c)                                              32,700         592,524
================================================================================
                                                                       2,945,461
================================================================================


SEMICONDUCTORS-11.55%

Broadcom Corp.-Class A(c)                                 50,183         851,606
--------------------------------------------------------------------------------
Intel Corp.(b)                                           169,926       2,491,115
--------------------------------------------------------------------------------
Intersil Corp.-Class A                                    77,890         715,809
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.(c)                         166,696       1,111,862
--------------------------------------------------------------------------------
Microsemi Corp.(c)                                        25,263         319,324
--------------------------------------------------------------------------------
Netlogic Microsystems Inc.(b)(c)                          21,004         462,298
--------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. TECHNOLOGY FUND


                                                        SHARES          VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Texas Instruments Inc.                                    39,027    $    605,699
--------------------------------------------------------------------------------
Xilinx, Inc.                                              96,590       1,721,234
================================================================================
                                                                       8,278,947
================================================================================


SYSTEMS SOFTWARE-15.37%

Check Point Software Technologies Ltd. (Israel)(c)        97,372       1,849,094
--------------------------------------------------------------------------------
McAfee Inc.(c)                                            78,731       2,721,731
--------------------------------------------------------------------------------
Microsoft Corp.                                          148,828       2,893,216
--------------------------------------------------------------------------------
Novell, Inc.(c)                                          191,373         744,441
--------------------------------------------------------------------------------
Oracle Corp.(c)                                           87,887       1,558,237
--------------------------------------------------------------------------------
Red Hat, Inc.(c)                                          94,111       1,244,147
================================================================================
                                                                      11,010,866
================================================================================


WIRELESS TELECOMMUNICATION SERVICES-2.40%

American Tower Corp.-Class A(c)                           58,710       1,721,377
================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $101,561,534)                                            69,017,185
================================================================================


                                                      PRINCIPAL
                                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. TREASURY BILLS-0.25%

1.81%, 01/15/09 (Cost $174,877),(f)                  $   175,000    $    174,877
================================================================================


                                                        SHARES

MONEY MARKET FUNDS-0.34%

Liquid Assets Portfolio-Institutional Class(g)           122,768         122,768
--------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)                 122,768         122,768
================================================================================
     Total Money Market Funds (Cost $245,536)                            245,536
================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-96.90% (Cost $101,981,947)                                    69,437,598
================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-17.70%

Liquid Assets Portfolio-Institutional Class (Cost
  $12,686,974)(g)(h)                                  12,686,974      12,686,974
================================================================================
TOTAL INVESTMENTS-114.60% (Cost $114,668,921)                         82,124,572
================================================================================
OTHER ASSETS LESS LIABILITIES-(14.60)%                               (10,463,306)
================================================================================
NET ASSETS-100.00%                                                  $ 71,661,266
________________________________________________________________________________
================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at December 31, 2008.
(c)   Non-income producing security.
(d) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2008 represented 1.35% of the Fund's Net Assets.
(e) The Fund has a remaining commitment of $101,250 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(f) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost
  $101,736,411)*                          $  69,192,062
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   12,932,510
=======================================================
     Total investments (Cost
       $114,668,921)                         82,124,572
=======================================================
Foreign currencies, at value (Cost
  $1,993,360)                                 1,902,254
-------------------------------------------------------
Receivables for:
  Investments sold                              624,556
-------------------------------------------------------
  Fund shares sold                               58,808
-------------------------------------------------------
  Dividends                                      70,650
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              27,162
=======================================================
     Total assets                            84,808,002
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                          34,299
-------------------------------------------------------
  Fund shares reacquired                        301,939
-------------------------------------------------------
  Collateral upon return of securities
     loaned                                  12,686,974
-------------------------------------------------------
  Accrued fees to affiliates                     46,701
-------------------------------------------------------
  Accrued other operating expenses               36,038
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               40,785
=======================================================
     Total liabilities                       13,146,736
=======================================================
Net assets applicable to shares
  outstanding                             $  71,661,266
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 296,651,706
-------------------------------------------------------
Undistributed net investment income              16,648
-------------------------------------------------------
Undistributed net realized gain (loss)     (192,371,633)
-------------------------------------------------------
Unrealized appreciation (depreciation)      (32,635,455)
=======================================================
                                          $  71,661,266
_______________________________________________________
=======================================================



NET ASSETS:

Series I                                  $  71,546,394
_______________________________________________________
=======================================================
Series II                                 $     114,872
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                      8,539,438
_______________________________________________________
=======================================================
Series II                                        13,902
_______________________________________________________
=======================================================
Series I:
  Net asset value per share               $        8.38
_______________________________________________________
=======================================================
Series II:
  Net asset value per share               $        8.26
_______________________________________________________
=======================================================



* At December 31, 2008, securities with an aggregate value of $14,102,208 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $19,890)                       $    953,200
------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $123,326)                          419,948
------------------------------------------------------
Interest                                         5,222
======================================================
     Total investment income                 1,378,370
======================================================


EXPENSES:

Advisory fees                                  861,527
------------------------------------------------------
Administrative services fees                   332,668
------------------------------------------------------
Custodian fees                                  14,658
------------------------------------------------------
Distribution fees -- Series II                     235
------------------------------------------------------
Transfer agent fees                             24,975
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      19,246
------------------------------------------------------
Other                                           77,699
======================================================
     Total expenses                          1,331,008
======================================================
Less: Fees waived and expense offset
  arrangement(s)                               (13,403)
======================================================
     Net expenses                            1,317,605
======================================================
Net investment income                           60,765
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net
     gains (losses) from securities
     sold to affiliates of $(62,661))       (6,114,607)
------------------------------------------------------
  Foreign currencies                            (6,478)
------------------------------------------------------
  Futures contracts                            237,807
======================================================
                                            (5,883,278)
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (57,640,046)
------------------------------------------------------
  Foreign currencies                           (91,366)
======================================================
                                           (57,731,412)
======================================================
Net realized and unrealized gain (loss)    (63,614,690)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(63,553,925)
______________________________________________________
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                              $     60,765    $   (638,699)
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (5,883,278)     13,189,887
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (57,731,412)       (112,456)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (63,553,925)     12,438,732
========================================================================================================
Share transactions-net:
  Series I                                                                   (23,694,566)    (27,010,839)
--------------------------------------------------------------------------------------------------------
  Series II                                                                       41,258         (14,017)
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (23,653,308)    (27,024,856)
========================================================================================================
     Net increase (decrease) in net assets                                   (87,207,233)    (14,586,124)
________________________________________________________________________________________________________
========================================================================================================


NET ASSETS:

  Beginning of year                                                          158,868,499     173,454,623
========================================================================================================
  End of year (includes undistributed net investment income (loss) of
     $16,648 and $(44,279), respectively)                                   $ 71,661,266    $158,868,499
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Technology Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objective is capital growth.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


AIM V.I. TECHNOLOGY FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The

AIM V.I. TECHNOLOGY FUND
      combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Also, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.


AIM V.I. TECHNOLOGY FUND

  For the year ended December 31, 2008, the Advisor waived advisory fees of $13,212.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $282,668 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $80,099,973
--------------------------------------
Level 2                     1,057,795
--------------------------------------
Level 3                       966,804
======================================
                          $82,124,572
______________________________________
======================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2008, the Fund engaged in securities purchases of $716,439 and securities sales of $497,969, which resulted in net realized gains (losses) of $(62,661).


AIM V.I. TECHNOLOGY FUND

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $191.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,430 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2008 and 2007.

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $      63,127
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (31,097,830)
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- (depreciation) -- other investments                       (91,106)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (46,479)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (189,666,156)
------------------------------------------------------------------------------------------------
Post-October deferrals                                                                (4,151,996)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        296,651,706
================================================================================================
Total net assets                                                                   $  71,661,266
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership interest.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $189,666,156 of capital loss carryforward in the fiscal year ending December 31, 2009.

  The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2009                                                                  $153,547,080
-----------------------------------------------------------------------------------------------
December 31, 2010                                                                    33,793,499
-----------------------------------------------------------------------------------------------
December 31, 2016                                                                     2,325,577
===============================================================================================
Total capital loss carryforward                                                    $189,666,156
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.


AIM V.I. TECHNOLOGY FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $85,609,496 and $95,305,047, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  1,463,686
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (32,561,516)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(31,097,830)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $113,222,402.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, expired capital loss carryforward and proxy costs on December 31, 2008, undistributed net investment income was increased by $162, undistributed net realized gain (loss) was increased by $256,500,120 and shares of beneficial interest decreased by $256,500,282. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    1,720,789     $ 21,453,022      2,069,689     $ 31,052,670
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       8,278           74,875          1,031           14,874
========================================================================================================================
Reacquired:
  Series I                                                   (3,692,517)     (45,147,588)    (3,920,382)     (58,063,509)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (3,056)         (33,617)        (1,948)         (28,891)
========================================================================================================================
     Net increase (decrease) in share activity               (1,966,506)    $(23,653,308)    (1,851,610)    $(27,024,856)
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.


AIM V.I. TECHNOLOGY FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                      NET GAINS
                       NET ASSET      NET             (LOSSES)
                         VALUE,   INVESTMENT        ON SECURITIES       TOTAL FROM   NET ASSET                NET ASSETS,
                       BEGINNING    INCOME              (BOTH           INVESTMENT  VALUE, END     TOTAL     END OF PERIOD
                       OF PERIOD    (LOSS)    REALIZED AND UNREALIZED)  OPERATIONS   OF PERIOD  RETURNS(A)  (000S OMITTED)
--------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08      $15.10     $ 0.01(c)          $(6.73)            $(6.72)     $ 8.38      (44.50)%     $ 71,546
Year ended 12/31/07       14.02      (0.06)              1.14               1.08       15.10        7.70        158,739
Year ended 12/31/06       12.69      (0.08)              1.41               1.33       14.02       10.48        173,321
Year ended 12/31/05       12.42      (0.07)              0.34               0.27       12.69        2.17        190,700
Year ended 12/31/04       11.87      (0.04)(e)           0.59               0.55       12.42        4.63        200,556
--------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08       14.95      (0.02)(c)          (6.67)             (6.69)       8.26      (44.75)           115
Year ended 12/31/07       13.91      (0.10)              1.14               1.04       14.95        7.48            130
Year ended 12/31/06       12.62      (0.12)              1.41               1.29       13.91       10.22            134
Year ended 12/31/05       12.39      (0.11)              0.34               0.23       12.62        1.86            142
Year ended
  12/31/04(f)             11.09      (0.05)(e)           1.35               1.30       12.39       11.72            166
__________________________________________________________________________________________________________________________
==========================================================================================================================

                           RATIO OF           RATIO OF
                           EXPENSES           EXPENSES
                          TO AVERAGE       TO AVERAGE NET    RATIO OF NET
                          NET ASSETS       ASSETS WITHOUT     INVESTMENT
                       WITH FEE WAIVERS     FEE WAIVERS     INCOME (LOSS)
                        AND/OR EXPENSES        AND/OR         TO AVERAGE    PORTFOLIO
                           ABSORBED      EXPENSES ABSORBED    NET ASSETS   TURNOVER(B)
--------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08          1.15%(d)           1.16%(d)         0.05%(d)       81%
Year ended 12/31/07          1.10               1.10            (0.38)          59
Year ended 12/31/06          1.12               1.12            (0.54)         116
Year ended 12/31/05          1.12               1.12            (0.60)         114
Year ended 12/31/04          1.15               1.15            (0.39)(e)      137
--------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08          1.40(d)            1.41(d)         (0.20)(d)       81
Year ended 12/31/07          1.35               1.35            (0.63)          59
Year ended 12/31/06          1.37               1.37            (0.79)         116
Year ended 12/31/05          1.37               1.37            (0.85)         114
Year ended
  12/31/04(f)                1.40(g)            1.40(g)         (0.64)(e) (g)  137
______________________________________________________________________________________
======================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $114,776 and $94 for Series I and Series II shares, respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)% and $ (0.10) and (1.07)% for Series I and Series II shares, respectively.
(f)  Series II commenced on April 30, 2004.
(g)  Annualized.


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.



AIM V.I. TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas



AIM V.I. TECHNOLOGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $632.00        $4.68       $1,019.41       $5.79        1.14%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        630.10         5.70        1,018.15        7.05        1.39
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. TECHNOLOGY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     U.S. Treasury Obligations*                             0.20%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. TECHNOLOGY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. TECHNOLOGY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. TECHNOLOGY FUND

[INVESCO AIM LOGO]             AIM V.I. UTILITIES FUND
-- SERVICE MARK --             Annual Report to Shareholders o December 31, 2008

                                         [MOUNTAIN GRAPHIC]


The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC
Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products")
that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 410 4246 or on the Invesco Aim Web site,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

It is anticipated that the businesses of the affiliated investment adviser firms -- Invesco Aim Advisors, Inc., Invesco Aim Capital
Management, Inc., Invesco Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. -- will be combined into
Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc., on or about Aug. 1,
2009. Additional information will be posted at invescoaim.com on or about Aug. 1, 2009.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN
MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

Invesco Aim Distributors, Inc.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. UTILITIES FUND

=======================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                                                                       MARKET CONDITIONS AND YOUR FUND

Although there were no safe havens from widespread stock market losses, utilities         Several factors contributed to the
stocks generally held up somewhat better than the broad market in 2008, due to their      negative performance of most major market
defensive nature. Consequently, Series I shares of AIM V.I. Utilities Fund, excluding     indexes for the fiscal year ended December
variable product issuer charges, fared better than the broad market, as measured by the   31, 2008.(1) The chief catalyst was the
S&P 500 Index, for the year ended December 31, 2008.(triangle) The Fund benefited from a  ongoing subprime loan crisis and its far
litigation settlement, and its cash exposure. Conversely, the Fund's electric utilities   reaching effects on overall credit
and multi-utilities holdings detracted from performance.                                  availability. Although inflation weighed
                                                                                          heavily on the minds of consumers and
   Your Fund's long-term performance appears later in this report.                        investors in the first half of 2008,
                                                                                          falling home values and commodity prices
FUND VS. INDEXES                                                                          alleviated short-term inflationary
                                                                                          pressures beginning mid-year as
Total returns, 12/31/07 to 12/31/08, excluding variable product issuer charges. If        unemployment and global economic
variable product issuer charges were included, returns would be lower.                    instability took center stage.

Series I Shares                                                                 -32.35%     The U.S. Federal Reserve Board (the
Series II Shares                                                                -32.51    Fed) continued the monetary easing policy
S&P 500 Index(triangle) (Broad Market Index)                                    -36.99    it began in 2007. Since December 2007, the
Lipper VUF Utility Funds Category Average(triangle) (Peer Group)                -35.17    Fed cut the federal funds target rate from
                                                                                          4.25% to a range of zero to 0.25%(2) in an
(triangle)Lipper Inc.                                                                     effort to inject liquidity into weakening
=======================================================================================   credit markets. Real GDP contracted in the
                                                                                          third and fourth quarters of 2008. This
HOW WE INVEST                                   We seek to manage risk by:                contraction was largely due to a decrease
                                                                                          in personal consumption and residential
We invest primarily in natural gas,          o  Diversifying across most industries and   investment. Inflation, as measured by the
electricity and telecommunication services      sub-industries within the utilities       seasonally-adjusted Consumer Price Index,
companies, selecting stocks based on our        sector.                                   virtually ground to a halt following sharp
empirical research of individual                                                          declines in energy prices in the second
companies. Our fundamental analysis          o  Owning both regulated and unregulated     half of the year. However, unemployment
focuses on positive cash flows and              utilities. Unregulated companies          trended higher during the year and
predictable earnings. Our fundamental           generally provide greater growth          ultimately reached a seasonally adjusted
analysis seeks strong balance sheets,           potential, while regulated firms          rate of 7.2% in December.(3)
competent management and sustainable            generally provide more stable dividends
dividends and distributions.                    and greater principal protection.            Against this backdrop, consumer
                                                                                          staples, health care and utilities were
   We look for companies that may benefit    o  Maintaining a reasonable cash position    among the best performing sectors of the
from industry trends, such as increased         to avoid having to sell stocks during     S&P 500 Index. Conversely, financials,
demand for certain products and                 market downturns.                         materials and information technology were
deregulation of state markets. We look for                                                the worst performing sectors.
companies that are attractively valued          We may sell a stock for any of the
relative to the rest of the market. We       following reasons:
also monitor and may adjust industry and
position weights according to prevailing     o  Earnings growth is threatened because
economic trends such as gross domestic          of a deterioration in a firm's
product (GDP) growth and interest rate          fundamentals or due to a change in the
changes.                                        operating environment.

                                             o  Valuation becomes too high.

                                             o  Corporate strategychanges.

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      Total Net Assets             $82.4 million
By sector
                                                                                          Total Number of Holdings*               30
Utilities                            77.3%    1.AT&T Inc.                          6.3%   ==========================================
Telecommunication Services           15.2     2.Exelon Corp.                       4.9
Energy                                5.7     3.Verizon Communications Inc.        4.8    The Fund's holdings are subject to change,
Money Market Funds                            4.FPL Group, Inc.                    4.8    and there is no assurance that the Fund
Plus Other Assets Less Liabilities    1.8     5.Entergy Corp.                      4.2    will continue to hold any particular
                                              6.Alaska Communications                     security.
                                                Systems Group Inc.                 4.1
                                              7.Sempra Energy                      4.1    *  Excluding money market fund holdings.
                                              8.PG&E Corp.                         3.8
                                              9.Edison International               3.5
                                             10.Equitable Resources, Inc.          3.4
==========================================   ==========================================

AIM V.I. UTILITIES FUND

   Utilities stocks tend to be sensitive        Because carbon dioxide emissions remain                     MEGGAN WALSH
to interest rate movements because they      a popular topic with legislators, we                           Chartered Financial
generally pay dividends and can be           positioned the Fund with more exposure to          [WALSH      Analyst, senior
particularly attractive when interest        natural gas and nuclear power companies.           PHOTO]      portfolio manager, is
rates are low. Indeed, yields of many        Natural gas has one-third the carbon                           lead manager of AIM V.I.
utility stocks generally supported           dioxide emissions of coal. Nuclear power                       Utilities Fund. She has
utilities stocks somewhat as interest        generation produces no greenhouse gas        worked in the investment industry since
rates declined in 2008, causing the          emissions. During the year, we purchased     1987 and joined Invesco Aim in 1991. Ms.
utilities sector to outperform the broad     ONEOK, which processes and distributes       Walsh earned a B.S. in finance from the
market as measured by the S&P 500 Index.     natural gas to Oklahoma, Kansas and Texas,   University of Maryland and an M.B.A. from
                                             and PUBLIC SERVICE ENTERPRISE GROUP, which   Loyola. She joined the team on Jan. 23,
   During the year, the wireless             supplies nuclear power to the Northeast      2009, after the close of the reporting
telecommunication services industry held     and Mid-Atlantic markets. Additionally, we   period.
up better than other industries in which     continued to maintain our focus on holding
the Fund was invested. The Fund also         what we believed were attractively priced                      DAVIS PADDOCK
benefited from a litigation settlement       stocks of strong companies with reasonable                     Chartered Financial
during the year. Additionally, our cash      growth prospects and attractive dividend          [PADDOCK     Analyst, portfolio
position, which averaged 2.55% for the       yields.                                            PHOTO]      manager, is co-manager
year and fell within our typical                                                                            of AIM V.I. Utilities
allocation, was a positive contributor          As always, we thank you for your                            Fund. He joined Invesco
against severe market volatility. On the     continued investment in AIM V.I. Utilities   Aim in 2001. Mr. Paddock earned his B.A.
other hand, Fund holdings in the electric    Fund.                                        and M.B.A. from The University of Texas at
utilities and multi-utilities industries                                                  Austin. He joined the team on Jan. 23,
generally detracted from performance.        (1) Lipper Inc.                              2009, after the close of the reporting
                                             (2) U.S. Federal Reserve                     period.
   Electric utility SOUTHERN COMPANY was     (3) Bureau of Labor Statistics
the largest equity contributor to Fund                                                    JOHN SEGNER left the team on Jan. 23,
performance during the year. Although        The views and opinions expressed in          2009, after the close of the reporting
Southern operates as a regulated utility,    management's discussion of Fund              period.
it benefited from its positioning in         performance are those of Invesco Aim
states that offer fairly stable regulatory   Advisors, Inc. These views and opinions      Assisted by the Utilities Team
environments and growing customer bases.     are subject to change at any time based on
Telecom provider FAIRPOINT COMMUNICATIONS,   factors such as market and economic
another holding which was a top              conditions. These views and opinions may
contributor to performance in 2008,          not be relied upon as investment advice or
benefited from the completion of its         recommendations, or as an offer for a
merger with VERIZON COMMUNICATIONS' (also    particular security. The information is
a Fund holding) landline operations in       not a complete analysis of every aspect of
northern New England.                        any market, country, industry, security or
                                             the Fund. Statements of fact are from
   On the other hand, WILLIAMS COMPANIES,    sources considered reliable, but Invesco
EL PASO and QUESTAR -- holdings leveraged    Aim Advisors, Inc. makes no representation
to natural gas -- were the largest           or warranty as to their completeness or
detractors from Fund performance for the     accuracy. Although historical performance
year. These gas companies are largely        is no guarantee of future results, these
exploration and production driven.           insights may help you understand our
Therefore, their growth depends on           investment management philosophy.
successful production of new and existing
wells, as well as the price of natural       See important Fund and index disclosures
gas, both of which fell during the year.     later in this report.

   Following recent events, we were less
concerned about the possible repeal of the dividend tax cut as significant tax hikes seemed unlikely in the near term given economic uncertainty. Interest rate and inflationary trends, however, presented a cause for concern going forward.

AIM V.I. UTILITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            changes in value during the early years      doubling, or 100% change, in the value of
comparable future results.                   shown in the chart. The vertical axis, the   the investment. In other words, the space
                                             one that indicates the dollar value of an    between $5,000 and $10,000 is the same
   This chart, which is a logarithmic        investment, is constructed with each         size as the space between $10,000 and
chart, presents the fluctuations in the      segment representing a percent change in     $20,000, and so on.
value of the Fund and its indexes. We        the value of the investment. In this
believe that a logarithmic chart is more     chart, each segment represents a                AIM V.I. UTILITIES FUND, A SERIES
effective than other types of charts in                                                   PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS,
illustrating                                    THE PERFORMANCE DATA QUOTED REPRESENT     IS CURRENTLY OFFERED THROUGH INSURANCE
==========================================   PAST PERFORMANCE AND CANNOT GUARANTEE        COMPANIES ISSUING VARIABLE PRODUCTS. YOU
AVERAGE ANNUAL TOTAL RETURNS                 COMPARABLE FUTURE RESULTS; CURRENT           CANNOT PURCHASE SHARES OF THE FUND
As of 12/31/08                               PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   DIRECTLY. PERFORMANCE FIGURES GIVEN
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR      REPRESENT THE FUND AND ARE NOT INTENDED TO
SERIES I SHARES                              FINANCIAL ADVISOR FOR THE MOST RECENT        REFLECT ACTUAL VARIABLE PRODUCT VALUES.
Inception (12/30/94)                 5.91%   MONTH-END VARIABLE PRODUCT PERFORMANCE.      THEY DO NOT REFLECT SALES CHARGES,
10 Years                             1.61    PERFORMANCE FIGURES REFLECT FUND EXPENSES,   EXPENSES AND FEES ASSESSED IN CONNECTION
 5 Years                             8.13    REINVESTED DISTRIBUTIONS AND CHANGES IN      WITH A VARIABLE PRODUCT. SALES CHARGES,
 1 Year                            -32.35    NET ASSET VALUE. INVESTMENT RETURN AND       EXPENSES AND FEES, WHICH ARE DETERMINED BY
                                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   THE VARIABLE PRODUCT ISSUERS, WILL VARY
SERIES II SHARES                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        AND WILL LOWER THE TOTAL RETURN.
10 Years                             1.36%   SHARES.
 5 Years                             7.88                                                    THE MOST RECENT MONTH-END PERFORMANCE
 1 Year                            -32.51       THE NET ANNUAL FUND OPERATING EXPENSE     DATA AT THE FUND LEVEL, EXCLUDING VARIABLE
==========================================   RATIO SET FORTH IN THE MOST RECENT FUND      PRODUCT CHARGES, IS AVAILABLE ON THE
                                             PROSPECTUS AS OF THE DATE OF THIS REPORT     INVESCO AIM AUTOMATED INFORMATION LINE,
SERIES II SHARES' INCEPTION DATE IS APRIL    FOR SERIES I AND SERIES II SHARES WAS        866 702-4402. AS MENTIONED ABOVE, FOR THE
30, 2004. RETURNS SINCE THAT DATE ARE        0.93% AND 1.18%, RESPECTIVELY.(1) THE TOTAL  MOST RECENT MONTH-END PERFORMANCE
HISTORICAL. ALL OTHER RETURNS ARE THE        ANNUAL FUND OPERATING EXPENSE RATIO SET      INCLUDING VARIABLE PRODUCT CHARGES, PLEASE
BLENDED RETURNS OF THE HISTORICAL            FORTH IN THE MOST RECENT FUND PROSPECTUS     CONTACT YOUR VARIABLE PRODUCT ISSUER OR
PERFORMANCE OF SERIES II SHARES SINCE        AS OF THE DATE OF THIS REPORT FOR SERIES I   FINANCIAL ADVISOR.
THEIR INCEPTION AND THE RESTATED             AND SERIES II SHARES WAS 0.94% AND 1.19%,
HISTORICAL PERFORMANCE OF SERIES I SHARES    RESPECTIVELY. THE EXPENSE RATIOS PRESENTED   (1) Total annual operating expenses less
(FOR PERIODS PRIOR TO INCEPTION OF SERIES    ABOVE MAY VARY FROM THE EXPENSE RATIOS          any contractual fee waivers and/or
II SHARES) ADJUSTED TO REFLECT THE RULE      PRESENTED IN OTHER SECTIONS OF THIS REPORT      expense reimbursements by the advisor
12B-1 FEES APPLICABLE TO SERIES II SHARES.   THAT ARE BASED ON EXPENSES INCURRED DURING      in effect through at least April 30,
THE INCEPTION DATE OF SERIES I SHARES IS     THE PERIOD COVERED BY THIS REPORT.              2010. See current prospectus for more
DECEMBER 30, 1994.                                                                           information.

   THE PERFORMANCE OF THE FUND'S SERIES I
AND SERIES II SHARE CLASSES WILL DIFFER
PRIMARILY DUE TO DIFFERENT CLASS EXPENSES.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- OLDEST SHARE CLASS SINCE INCEPTION
Fund data from 12/30/94, index data from 12/31/94

               AIM V.I.                         Lipper VUF Utility
           Utilities Fund-                        Funds Category
 Date      Series I Shares   S&P 500 Index(1)       Average(1)

12/30/94       $10000
   12/94        10000             $10000              $10000
    1/95        10040              10259               10243
    2/95        10090              10659               10344
    3/95        10090              10973               10365
    4/95        10100              11295               10601
    5/95        10120              11746               10957
    6/95        10110              12019               11032
    7/95        10110              12417               11301
    8/95        10131              12448               11463
    9/95        10180              12973               11847
   10/95        10240              12927               11847
   11/95        10601              13493               12154
   12/95        10909              13753               12585
    1/96        10969              14221               12804
    2/96        10889              14353               12701
    3/96        11050              14491               12707
    4/96        11453              14705               12849
    5/96        11644              15083               12955
    6/96        11815              15141               13265
    7/96        11362              14472               12702
    8/96        11514              14778               12954
    9/96        11634              15609               13105
   10/96        11977              16039               13507
   11/96        12329              17251               14092
   12/96        12302              16909               14223
    1/97        12405              17965               14490
    2/97        12343              18106               14466
    3/97        11942              17363               14061
    4/97        12024              18399               14207
    5/97        12590              19524               14936
    6/97        13095              20392               15414
    7/97        13280              22014               15890
    8/97        12961              20782               15431
    9/97        13754              21919               16363
   10/97        13754              21188               16184
   11/97        14547              22168               17151
   12/97        15182              22548               18113
    1/98        15372              22798               18042
    2/98        16015              24441               18639
    3/98        17185              25691               20022
    4/98        16795              25955               19666
    5/98        16711              25509               19393
    6/98        17059              26544               19831
    7/98        17016              26264               19617
    8/98        15214              22469               18140
    9/98        16258              23910               19571
   10/98        17102              25852               20146
   11/98        17671              27418               20680
   12/98        19051              28997               21824
    1/99        19522              30209               21797
====================================================================================================================================

(1)  Lipper Inc.

====================================================================================================================================

                                                          [MOUNTAIN CHART]

 2/99           19276              29270               21187
 3/99           19480              30441               21282
 4/99           20445              31620               22619
 5/99           20960              30874               23178
 6/99           21270              32583               23467
 7/99           21227              31570               23411
 8/99           20264              31414               22669
 9/99           20436              30554               22717
10/99           21153              32486               23834
11/99           21432              33147               24232
12/99           22699              35096               25405
 1/00           23997              33333               26083
 2/00           25092              32703               26279
 3/00           25925              35900               27404
 4/00           24333              34820               26110
 5/00           23498              34106               25784
 6/00           23672              34946               25877
 7/00           23163              34400               25714
 8/00           24593              36536               27269
 9/00           25166              34608               27698
10/00           24257              34461               27058
11/00           22166              31746               25256
12/00           23895              31902               26662
 1/01           23417              33033               26273
 2/01           22759              30023               25485
 3/01           21999              28122               24947
 4/01           23541              30306               26277
 5/01           22077              30509               25567
 6/01           19955              29767               23903
 7/01           18798              29473               23035
 8/01           17640              27630               22121
 9/01           15643              25399               20446
10/01           15892              25884               20158
11/01           16065              27869               20005
12/01           16147              28113               20333
 1/02           14954              27703               19052
 2/02           14438              27169               18511
 3/02           15343              28191               19614
 4/02           14930              26482               18828
 5/02           14335              26288               18120
 6/02           13681              24416               16920
 7/02           12545              22513               15260
 8/02           12729              22661               15681
 9/02           11822              20200               14283
10/02           12373              21976               14894
11/02           12591              23268               15442
12/02           12864              21902               15584
 1/03           12427              21330               15286
 2/03           12081              21009               14828
 3/03           12289              21212               15164
 4/03           12866              22959               16334
 5/03           13995              24167               17624
 6/03           14076              24476               17855
 7/03           13430              24908               17203
 8/03           13569              25393               17370
 9/03           13938              25124               17733
10/03           14099              26544               18116
11/03           14273              26778               18388
12/03           15113              28181               19495
 1/04           15230              28698               19912
 2/04           15568              29097               20276
 3/04           15498              28658               20213
 4/04           15120              28209               19793
 5/04           15251              28595               19898
 6/04           15515              29151               20330
 7/04           15779              28186               20456
 8/04           16162              28299               20992
====================================================================================================================================

====================================================================================================================================

                                                          [MOUNTAIN CHART]

 9/04           16557              28606               21481
10/04           17214              29043               22381
11/04           18255              30217               23466
12/04           18673              31245               24297
 1/05           18662              30484               24188
 2/05           19237              31125               24775
 3/05           19248              30574               24676
 4/05           19393              29995               24773
 5/05           19703              30948               25214
 6/05           20611              30993               26318
 7/05           21388              32145               27200
 8/05           22058              31852               27602
 9/05           23026              32109               28527
10/05           21543              31574               27058
11/05           21520              32767               27155
12/05           21817              32779               27470
 1/06           22685              33647               28572
 2/06           22832              33738               28754
 3/06           22294              34157               28369
 4/06           22697              34616               28982
 5/06           22942              33621               28947
 6/06           23493              33665               29486
 7/06           24569              33873               30706
 8/06           25242              34678               31511
 9/06           24863              35571               31533
10/06           26014              36729               33251
11/06           26993              37426               34538
12/06           27371              37952               35115
 1/07           27589              38525               35550
 2/07           28453              37774               36404
 3/07           29742              38195               37947
 4/07           31068              39887               39476
 5/07           32087              41277               41154
 6/07           30862              40592               39940
 7/07           29584              39335               38466
 8/07           29957              39923               38986
 9/07           31425              41415               40927
10/07           33332              42074               43493
11/07           32612              40314               42854
12/07           33013              40035               43111
 1/08           30729              37634               40033
 2/08           29890              36413               39276
 3/08           29974              36255               38852
 4/08           31490              38020               41311
 5/08           32744              38512               42906
 6/08           32027              35269               41550
 7/08           29644              34972               38525
 8/08           29051              35478               37832
 9/08           25510              32321               32373
10/08           22479              26893               27999
11/08           22576              24963               27700
12/08           22337              25226               28004
====================================================================================================================================

AIM V.I. UTILITIES FUND

AIM V.I. UTILITIES FUND'S INVESTMENT OBJECTIVES ARE CAPITAL GROWTH AND INCOME.

o  Unless otherwise stated, information presented in this report is as of December 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data providedby Invesco Aim.

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Since a large percentage of the Fund's       The S&P 500--REGISTERED TRADEMARK-- INDEX    The Chartered Financial
assets may be invested in securities of a    is a market capitalization-weighted index    Analyst--REGISTERED TRADEMARK--
limited number of companies, each            covering all major areas of the U.S.         (CFA--REGISTERED TRADEMARK--) designation
investment has a greater effect on the       economy. It is not the 500 largest           is a globally recognized standard for
Fund's overall performance, and any change   companies, but rather the most widely held   measuring the competence and integrity of
in the value of those securities could       500 companies chosen with respect to         investment professionals.
significantly affect the value of your       market size, liquidity, and their
investment in the Fund.                      industry.                                       The returns shown in management's
                                                                                          discussion of Fund performance are based
   Prices of equity securities change in        The LIPPER VUF UTILITY FUNDS CATEGORY     on net asset values calculated for
response to many factors, including the      AVERAGE represents an average of all of      shareholder transactions. Generally
historical and prospective earnings of the   the variable insurance underlying funds in   accepted accounting principles require
issuer, the value of its assets, general     the Lipper Utility Funds category. These     adjustments to be made to the net assets
economic conditions, interest rates,         funds invest primarily in the equity         of the Fund at period end for financial
investor perceptions and market liquidity.   securities of domestic and foreign           reporting purposes, and as such, the net
                                             companies providing utilities.               asset values for shareholder transactions
   Foreign securities have additional                                                     and the returns based on those net asset
risks, including exchange rate changes,         The Fund is not managed to track the      values may differ from the net asset
political and economic upheaval, relative    performance of any particular index,         values and returns reported in the
lack of information, relatively low market   including the indexes defined here, and      Financial Highlights. Additionally, the
liquidity, and the potential lack of         consequently, the performance of the Fund    returns and net asset values shown
strict financial and accounting controls     may deviate significantly from the           throughout this report are at the Fund
and standards.                               performance of the indexes.                  level only and do not include variable
                                                                                          product issuer charges. If such charges
   There is no guarantee that the               A direct investment cannot be made in     were included, the total returns would be
investment techniques and risk analysis      an index. Unless otherwise indicated,        lower.
used by the Fund's portfolio managers will   index results include reinvested
produce the desired results.                 dividends, and they do not reflect sales        Industry classifications used in this
                                             charges. Performance of an index of funds    report are generally according to the
   The prices of securities held by the      reflects fund expenses; performance of a     Global Industry Classification Standard,
Fund may decline in response to market       market index does not.                       which was developed by and is the
risks.                                                                                    exclusive property and a service mark of
                                                                                          MSCI Inc. and Standard & Poor's.
   The Fund's investments are concentrated
in a comparatively narrow segment of the
economy. Consequently, the Fund may tend
to be more volatile than other mutual
funds, and the value of the Fund's
investments may tend to rise and fall more
rapidly.

   Government regulation, difficulty in
obtaining adequate financing and
investment return, environmental issues, fuel prices for generation of electricity, natural gas availability, power marketing and trading risks, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings.

   Although the Fund's return during
certain periods was positively affected by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

SCHEDULE OF INVESTMENTS(a)

December 31, 2008




                                                      SHARES       VALUE
---------------------------------------------------------------------------

COMMON STOCKS-98.20%

ELECTRIC UTILITIES-36.39%

Duke Energy Corp.                                    160,000    $ 2,401,600
---------------------------------------------------------------------------
E.ON AG (Germany)                                     64,000      2,600,547
---------------------------------------------------------------------------
Edison International                                  90,000      2,890,800
---------------------------------------------------------------------------
Entergy Corp.                                         42,000      3,491,460
---------------------------------------------------------------------------
Exelon Corp.                                          73,000      4,059,530
---------------------------------------------------------------------------
FirstEnergy Corp.                                     50,000      2,429,000
---------------------------------------------------------------------------
FPL Group, Inc.                                       78,000      3,925,740
---------------------------------------------------------------------------
Pepco Holdings, Inc.                                 121,000      2,148,960
---------------------------------------------------------------------------
Portland General Electric Co.                         87,000      1,693,890
---------------------------------------------------------------------------
PPL Corp.                                             84,000      2,577,960
---------------------------------------------------------------------------
Southern Co.                                          48,000      1,776,000
===========================================================================
                                                                 29,995,487
===========================================================================


GAS UTILITIES-10.44%

AGL Resources Inc.                                    87,000      2,727,450
---------------------------------------------------------------------------
Equitable Resources, Inc.                             84,000      2,818,200
---------------------------------------------------------------------------
ONEOK, Inc.                                           67,000      1,951,040
---------------------------------------------------------------------------
Questar Corp.                                         34,000      1,111,460
===========================================================================
                                                                  8,608,150
===========================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-3.09%

NRG Energy, Inc.(b)                                  109,000      2,542,970
===========================================================================


INTEGRATED TELECOMMUNICATION SERVICES-15.16%

Alaska Communications Systems Group Inc.             360,000      3,376,800
---------------------------------------------------------------------------
AT&T Inc.                                            182,000      5,187,000
---------------------------------------------------------------------------
Verizon Communications Inc.                          116,000      3,932,400
===========================================================================
                                                                 12,496,200
===========================================================================


MULTI-UTILITIES-27.45%

Ameren Corp.                                          75,000      2,494,500
---------------------------------------------------------------------------
CMS Energy Corp.                                     238,000      2,406,180
---------------------------------------------------------------------------
Dominion Resources, Inc.                              66,000      2,365,440
---------------------------------------------------------------------------
National Grid PLC (United Kingdom)                   208,000      2,085,831
---------------------------------------------------------------------------
PG&E Corp.                                            81,000      3,135,510
---------------------------------------------------------------------------
Public Service Enterprise Group Inc.                  64,000      1,866,880
---------------------------------------------------------------------------
Sempra Energy                                         79,000      3,367,770
---------------------------------------------------------------------------
Wisconsin Energy Corp.                                50,000      2,099,000
---------------------------------------------------------------------------
Xcel Energy, Inc.                                    151,000      2,801,050
===========================================================================
                                                                 22,622,161
===========================================================================


OIL & GAS STORAGE & TRANSPORTATION-5.67%

El Paso Corp.                                        275,000      2,153,250
---------------------------------------------------------------------------
Williams Cos., Inc. (The)                            174,000      2,519,520
===========================================================================
                                                                  4,672,770
===========================================================================
     Total Common Stocks (Cost $80,950,721)                      80,937,738
===========================================================================



MONEY MARKET FUNDS-1.80%

Liquid Assets Portfolio-Institutional Class(c)       743,422        743,422
---------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             743,422        743,422
===========================================================================
     Total Money Market Funds (Cost $1,486,844)                   1,486,844
===========================================================================
TOTAL INVESTMENTS-100.00% (Cost $82,437,565)                     82,424,582
===========================================================================
OTHER ASSETS LESS LIABILITIES-0.00%                                  (3,714)
===========================================================================
NET ASSETS-100.00%                                              $82,420,868
___________________________________________________________________________
===========================================================================



Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008




ASSETS:

Investments, at value (Cost $80,950,721)   $80,937,738
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   1,486,844
======================================================
     Total investments (Cost
       $82,437,565)                         82,424,582
======================================================
Receivables for:
  Fund shares sold                               1,116
------------------------------------------------------
  Dividends                                    361,794
------------------------------------------------------
  Fund expenses absorbed                         6,322
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             29,104
======================================================
     Total assets                           82,822,918
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                       274,202
------------------------------------------------------
  Accrued fees to affiliates                    51,156
------------------------------------------------------
  Accrued other operating expenses              36,786
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              39,906
======================================================
     Total liabilities                         402,050
======================================================
Net assets applicable to shares
  outstanding                              $82,420,868
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest              $79,762,001
------------------------------------------------------
Undistributed net investment income          3,155,248
------------------------------------------------------
Undistributed net realized gain (loss)        (488,333)
------------------------------------------------------
Unrealized appreciation (depreciation)          (8,048)
======================================================
                                           $82,420,868
______________________________________________________
======================================================



NET ASSETS:

Series I                                   $80,704,195
______________________________________________________
======================================================
Series II                                  $ 1,716,673
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                     6,031,270
______________________________________________________
======================================================
Series II                                      129,115
______________________________________________________
======================================================
Series I:
  Net asset value per share                $     13.38
______________________________________________________
======================================================
Series II:
  Net asset value per share                $     13.30
______________________________________________________
======================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding
  taxes of $47,697)                       $  4,243,801
------------------------------------------------------
Dividends from affiliated money market
  funds (includes securities lending
  income of $53,222)                           153,371
======================================================
     Total investment income                 4,397,172
======================================================


EXPENSES:

Advisory fees                                  762,852
------------------------------------------------------
Administrative services fees                   340,852
------------------------------------------------------
Custodian fees                                  12,427
------------------------------------------------------
Distribution fees -- Series II                   5,943
------------------------------------------------------
Transfer agent fees                             19,459
------------------------------------------------------
Trustees' and officers' fees and
  benefits                                      19,596
------------------------------------------------------
Other                                           56,317
======================================================
     Total expenses                          1,217,446
======================================================
Less: Fees waived                              (32,119)
======================================================
     Net expenses                            1,185,327
======================================================
Net investment income                        3,211,845
======================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                      1,511,674
------------------------------------------------------
  Foreign currencies                            (5,308)
======================================================
                                             1,506,366
======================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                    (52,817,766)
------------------------------------------------------
  Foreign currencies                            (1,236)
======================================================
                                           (52,819,002)
======================================================
Net realized and unrealized gain (loss)    (51,312,636)
======================================================
Net increase (decrease) in net assets
  resulting from operations               $(48,100,791)
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  3,211,845    $  3,053,887
--------------------------------------------------------------------------------------------------------
  Net realized gain                                                            1,506,366      12,120,624
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (52,819,002)     12,996,939
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (48,100,791)     28,171,450
========================================================================================================
Distributions to shareholders from net investment income:
  Series I                                                                    (2,992,914)     (2,819,765)
--------------------------------------------------------------------------------------------------------
  Series II                                                                      (56,469)        (60,178)
========================================================================================================
     Total distributions from net investment income                           (3,049,383)     (2,879,943)
========================================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                                   (10,996,910)     (7,308,544)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (235,824)       (167,024)
========================================================================================================
     Total distributions from net realized gains                             (11,232,734)     (7,475,568)
========================================================================================================
Share transactions-net:
  Series I                                                                   (13,874,354)       (820,698)
--------------------------------------------------------------------------------------------------------
  Series II                                                                     (362,485)        504,038
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (14,236,839)       (316,660)
========================================================================================================
     Net increase (decrease) in net assets                                   (76,619,747)     17,499,279
________________________________________________________________________________________________________
========================================================================================================


NET ASSETS:

  Beginning of year                                                          159,040,615     141,541,336
========================================================================================================
  End of year (includes undistributed net investment income of $3,155,248
     and $3,000,396, respectively)                                          $ 82,420,868    $159,040,615
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM V.I. UTILITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-one separate portfolios, (each constituting a "Fund"). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

  The Fund's investment objectives are capital growth and income.

  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


AIM V.I. UTILITIES FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

        Government regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations

AIM V.I. UTILITIES FUND
      resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of 0.60% of the Fund's average daily net assets.

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.93% and Series II shares to 1.18% of average daily net assets, through at least April 30, 2010. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Also, the Advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended December 31, 2008, the Advisor waived advisory fees of $32,119.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco Aim for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2008, Invesco Aim was paid $50,000 for accounting and fund administrative services and reimbursed $290,852 for services provided by insurance companies.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. For the year ended December 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master distribution agreement with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2008, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.


AIM V.I. UTILITIES FUND

NOTE 3--SUPPLEMENTAL INFORMATION

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level,

  Level 1 -- Prices are determined using quoted prices in an active market for identical assets.

  Level 2 -- Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

  Level 3 -- Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

  Below is a summary of the tiered valuation input levels, as of the end of the reporting period, December 31, 2008. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                        INVESTMENTS IN
INPUT LEVEL               SECURITIES
--------------------------------------
Level 1                   $77,738,204
--------------------------------------
Level 2                     4,686,378
--------------------------------------
Level 3                            --
======================================
                          $82,424,582
______________________________________
======================================



NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2008, the Fund paid legal fees of $3,432 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


AIM V.I. UTILITIES FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED DECEMBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 3,099,788     $ 3,761,176
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        11,182,329       6,594,335
========================================================================================================
Total distributions                                                          $14,282,117     $10,355,511
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-----------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $ 3,213,145
-----------------------------------------------------------------------------------------------
Undistributed long-term gain                                                            810,064
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                              (225,009)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                          4,935
-----------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (51,285)
-----------------------------------------------------------------------------------------------
Capital loss carryforward                                                              (919,643)
-----------------------------------------------------------------------------------------------
Post-October deferrals                                                                 (173,340)
-----------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        79,762,001
===============================================================================================
Total net assets                                                                    $82,420,868
_______________________________________________________________________________________________
===============================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $919,643 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
December 31, 2009                                                                    $919,643
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2008 was $18,942,992 and $41,289,520, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 11,412,323
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (11,637,332)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $   (225,009)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $82,649,591.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2008, undistributed net investment income was decreased by $7,610 and undistributed net realized gain (loss) was increased by $7,610. This reclassification had no effect on the net assets of the Fund.


AIM V.I. UTILITIES FUND

NOTE 9--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    1,346,697     $ 28,997,020      2,496,664     $ 59,127,619
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      26,485          551,996         47,500        1,114,914
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                    1,077,799       13,989,824        416,289       10,128,309
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      22,659          292,293          9,404          227,202
========================================================================================================================
Reacquired:
  Series I                                                   (2,890,405)     (56,861,198)    (2,965,731)     (70,076,626)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (58,398)      (1,206,774)       (35,116)        (838,078)
========================================================================================================================
     Net decrease in share activity                            (475,163)    $(14,236,839)       (30,990)    $   (316,660)
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                  NET GAINS
                         NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                           VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET
                         BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL
                         OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08        $23.97      $0.52        $(8.36)      $(7.84)     $(0.59)       $(2.16)        $(2.75)
Year ended 12/31/07         21.23       0.47          3.94         4.41       (0.47)        (1.20)         (1.67)
Year ended 12/31/06         17.83       0.47          4.06         4.53       (0.70)        (0.43)         (1.13)
Year ended 12/31/05         15.61       0.42          2.21         2.63       (0.41)           --          (0.41)
Year ended 12/31/04         12.95       0.42          2.57         2.99       (0.33)           --          (0.33)
-------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08         23.80       0.46         (8.28)       (7.82)      (0.52)        (2.16)         (2.68)
Year ended 12/31/07         21.12       0.41          3.91         4.32       (0.44)        (1.20)         (1.64)
Year ended 12/31/06         17.76       0.42          4.06         4.48       (0.69)        (0.43)         (1.12)
Year ended 12/31/05         15.57       0.38          2.20         2.58       (0.39)           --          (0.39)
Year ended 12/31/04(e)      12.63       0.26          2.68         2.94          --            --             --
___________________________________________________________________________________________________________________
===================================================================================================================

                                                                   RATIO OF        RATIO OF
                                                                   EXPENSES        EXPENSES
                                                                TO AVERAGE NET  TO AVERAGE NET
                                                                  ASSETS WITH   ASSETS WITHOUT  RATIO OF NET
                                                                  FEE WAIVERS     FEE WAIVERS    INVESTMENT
                          NET ASSET               NET ASSETS,       AND/OR          AND/OR         INCOME
                         VALUE, END    TOTAL     END OF PERIOD     EXPENSES        EXPENSES      TO AVERAGE    PORTFOLIO
                          OF PERIOD  RETURN(b)  (000S OMITTED)     ABSORBED        ABSORBED      NET ASSETS   TURNOVER(c)
-------------------------------------------------------------------------------------------------------------------------
SERIES I
Year ended 12/31/08        $13.38      (32.35)%    $ 80,704          0.93%(d)        0.96%(d)       2.53%(d)       15%
Year ended 12/31/07         23.97       20.64       155,748          0.93            0.94           1.97           30
Year ended 12/31/06         21.23       25.46       139,080          0.93            0.96           2.40           38
Year ended 12/31/05         17.83       16.83       114,104          0.93            0.96           2.49           49
Year ended 12/31/04         15.61       23.65       159,554          1.01            1.01           3.09           52
-------------------------------------------------------------------------------------------------------------------------
SERIES II
Year ended 12/31/08         13.30      (32.51)        1,717          1.18(d)         1.21(d)        2.28(d)        15
Year ended 12/31/07         23.80       20.32         3,293          1.18            1.19           1.72           30
Year ended 12/31/06         21.12       25.25         2,462          1.18            1.21           2.15           38
Year ended 12/31/05         17.76       16.55           801          1.18            1.21           2.24           49
Year ended 12/31/04(e)      15.57       23.28           602          1.28(f)         1.28(f)        2.82(f)        52
_________________________________________________________________________________________________________________________
=========================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $124,765 and $2,377 for Series I and Series II, respectively.
(e)  Commencement date of April 30, 2004.
(f)  Annualized.


AIM V.I. UTILITIES FUND

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES



  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals alleging that the defendants permitted improper market timing and related activity in the AIM Funds.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

  All lawsuits based on allegations of market timing, late trading and related issues were transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim -- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On January 5, 2008, the parties reached an agreement in principle to settle both the Consolidated Amended Class Action Complaint and Consolidated Amended Fund Derivative Complaint, subject to the MDL Court approval. Individual class members have the right to object. On December 15, 2008, the parties reached an agreement in principle to settle the Amended Class Action Complaint for Violations of ERISA, subject to the MDL Court approval. Individual class members have the right to object. No payments are required under the settlement; however, the parties agreed that certain limited changes to benefit plans and participants' accounts would be made.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  Management of Invesco Aim and the Fund believe that the outcome of the Pending Litigation and Regulatory Inquiries described above will have no material adverse affect on the Fund or on the ability of Invesco Aim and IADI to provide ongoing services to the Fund.


AIM V.I. UTILITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V. I. Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Utilities Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 10, 2009
Houston, Texas




AIM V.I. UTILITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008, through December 31, 2008.

  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (07/01/08)   (12/31/08)(1)   PERIOD(2)     (12/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
    Series I        $1,000.00       $697.40        $3.97       $1,020.46       $4.72        0.93%
---------------------------------------------------------------------------------------------------
    Series II        1,000.00        696.50         5.03        1,019.20        5.99        1.18
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2008, through December 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM V.I. UTILITIES FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $11,182,329
     Corporate Dividends Received Deduction*                 100.00%



     * The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.


AIM V.I. UTILITIES FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business
                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1993          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2004          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2004          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Van Gilder
 Trustee                                      firm)                                                         Insurance Company;
                                                                                                            Board of Governors,
                                                                                                            Western Golf
                                                                                                            Association Evans
                                                                                                            Scholars Foundation
                                                                                                            and Executive
                                                                                                            Committee, United
                                                                                                            States Golf
                                                                                                            Association

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1993          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1993          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2004          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


AIM V.I. UTILITIES FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      1993          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714




AIM V.I. UTILITIES FUND

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                              Percentage of Fees
                                              Billed Applicable                            Percentage of Fees
                                                 to Non-Audit                             Billed Applicable to
                        Fees Billed by PWC    Services Provided                            Non-Audit Services
                           for Services      for fiscal year end    Fees Billed by PWC     Provided for fiscal
                         Rendered to the       2008 Pursuant to        for Services           year end 2007
                          Registrant for          Waiver of           Rendered to the      Pursuant to Waiver
                             fiscal              Pre-Approval         Registrant for         of Pre-Approval
                          year end 2008         Requirement(1)     fiscal year end 2007      Requirement(1)
                        ------------------   -------------------   --------------------   --------------------
Audit Fees                   $569,248                N/A                 $537,483                 N/A
Audit-Related Fees(2)        $  5,500                  0%                $ 20,167                   0%
Tax Fees(3)                  $ 85,297                  0%                $ 84,855                   0%
All Other Fees               $      0                  0%                $      0                   0%
                             --------                                    --------
Total Fees                   $660,045                  0%                $642,505                   0%

PWC billed the Registrant aggregate non-audit fees of $90,797 for the fiscal year ended 2008, and $105,022 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related Fees for the fiscal year ended December 31, 2008 includes fees billed for completing agreed-upon procedures related to reorganization transactions. Audit-Related Fees for the fiscal year ended December 31, 2007 includes fees billed for completing agreed-upon procedures related to reorganization transactions.

(3) Tax fees for the fiscal year end December 31, 2008 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2007 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates as follows:

                        Fees Billed for                               Fees Billed for
                      Non-Audit Services                            Non-Audit Services
                      Rendered to Invesco    Percentage of Fees     Rendered to Invesco     Percentage of Fees
                      Aim and Invesco Aim   Billed Applicable to    Aim and Invesco Aim    Billed Applicable to
                        Affiliates for       Non-Audit Services       Affiliates for        Non-Audit Services
                     fiscal year end 2008    Provided for fiscal   fiscal year end 2007    Provided for fiscal
                      That Were Required        year end 2008       That Were Required        year end 2007
                      to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                      by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                        Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                     --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees             $0                    0%                  $0                         0%
Tax Fees                       $0                    0%                  $0                         0%
All Other Fees                 $0                    0%                  $0                         0%
                              ---                                       ---
Total Fees(2)                  $0                    0%                  $0                         0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

          a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

          b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

PwC advised the Funds' Audit Committee that PwC had identified two matters that required further consideration under the SEC's auditor independence rules.

First, PwC was engaged to perform services to an affiliate of INVESCO PLC, including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. SEC rules provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. It was concluded that the services performed were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of INVESCO Nippon Warrants Fund (the "Investment."), an affiliate of INVESCO PLC formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005.

PwC informed the Audit Committee that the second matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment, as it relates to the second matter, and that PwC did not believe either of these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the Funds' independent auditor. Based upon PwC's review and discussion, the audit committee concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2008, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)    Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
            Company Act of 1940.

12(a)(3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment
            Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds


By: /s/ PHILIP A. TAYLOR
    ------------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: February 26, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ------------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: February 26, 2009


By: /s/ Sheri Morris
    ------------------------------------
    Sheri Morris
    Principal Financial Officer

Date: February 26, 2009

                                  EXHIBIT INDEX

12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
            Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.